          AS FILED WITH SECURITIES AND EXCHANGE COMMISSION ON April 26, 2006

                                                     Registration Nos. 333-51676
                                                                       811-08828
================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               -----------------

                                    FORM N-4

                               -----------------

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [ ]

                           PRE-EFFECTIVE AMENDMENT NO.                     [ ]



                         POST-EFFECTIVE AMENDMENT NO. 12                   [X]



                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [ ]



                                AMENDMENT NO. 37                           [X]



                        (CHECK APPROPRIATE BOX OR BOXES)

                               -----------------

                  NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                           (Exact Name of Registrant)

                       NEW ENGLAND LIFE INSURANCE COMPANY
                               (Name of Depositor)
                501 Boylston Street, Boston, Massachusetts 02116
              (Address of Depositor's Principal Executive Offices)
                   Depositor's Telephone Number: 617-578-2000

                     NAME AND ADDRESS OF AGENT FOR SERVICE:
                             Marie C. Swift, Esquire
                           Vice President and Counsel
                       New England Life Insurance Company
                               501 Boylston Street
                        Boston, Massachusetts 02116-3700


                                    COPY TO:
                            Stephen E. Roth, Esquire
                           Mary E. Thornton, Esquire
                        Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate box)



[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485



[X]  on May 1, 2006 pursuant to paragraph (b) of Rule 485


[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]  on (date) pursuant to paragraph (a)(1) of Rule 485


If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  Individual Variable Annuity Contracts




================================================================================

                  NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT

                           AMERICAN FORERUNNER SERIES
                  ISSUED BY NEW ENGLAND LIFE INSURANCE COMPANY

                          SUPPLEMENT DATED JUNE 9, 2006
                        TO PROSPECTUSES DATED MAY 1, 2006

This supplement describes the Lifetime Withdrawal Guarantee, a new version of the Guaranteed Withdrawal Benefit, which may be added by rider in states where approved to American Forerunner Series variable annuity Contracts issued by New England Life Insurance Company ("we," "us," or "our"). This supplement provides information in addition to that contained in the Prospectus dated May 1, 2006 for the Contract. It should be read in its entirety and kept together with your Prospectus for future reference. If you would like another copy of the Prospectus, write to us at 501 Boylston Street, Boston, MA 02116 or call us at
(800) 435-4117 to request a free copy.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the Prospectus.

1. FEE TABLES AND EXAMPLES

In the "Other Contract Fees" in the "FEE TABLE" section of the Prospectus, after "Guaranteed Withdrawal Benefit and Enhanced Guaranteed Withdrawal Benefit" add the following:

Lifetime Withdrawal Guarantee Benefit (Single Life                 Current Charge: 0.50%
version)(8)................................................        Maximum Guaranteed Charge:  0.95%

Lifetime Withdrawal Guarantee Benefit (Joint Life                  Current Charge:  0.70%
version)(8)................................................        Maximum Guaranteed Charge: 1.40%

      In the "Notes" section, add the following:

      The Lifetime Withdrawal Guarantee rider charge is imposed on the Total Guaranteed Withdrawal Amount annually in arrears on each Contract Anniversary. The rider charge is deducted pro rata from each subaccount, the Fixed Account and the EDCA Guaranteed Account. The Total Guaranteed Withdrawal Amount initially equals your purchase initial Purchase Payments. If an Automatic Annual Step-Up occurs under the Lifetime Withdrawal Guarantee, we may increase the Lifetime Guaranteed Withdrawal rider charge to the then current charge, but no more than a maximum of 0.95% (Single Life version) or 1.40% (Joint Life version) of the Total Guaranteed Withdrawal Amount. See "GUARANTEED WITHDRAWAL BENEFIT" for more information.

2. TRANSFERS

In the "Transfer Privilege - General" section of the Prospectus, add the following at the end of the second paragraph::

      - If you have elected to add the Lifetime Withdrawal Guarantee rider to your Contract, you may only make transfers between certain Eligible Funds. Please refer to the section "GUARANTEED WITHDRAWAL BENEFIT--Description of Lifetime Withdrawal Guarantee--
            Allocation Restrictions."

3. EXPENSES

Replace the "Guaranteed Withdrawal Benefit Rider" section of the "ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS" section of the Prospectus with the following:

      GUARANTEED WITHDRAWAL BENEFIT RIDER

      We offer an optional Guaranteed Withdrawal Benefit ("GWB") that you can select when you purchase the Contract. There are three different versions of the GWB under Contract (a maximum of two of which are available in your state): GWB I, Enhanced GWB, and Lifetime Withdrawal Guarantee. If you elect a GWB rider, a charge is deducted from your Contract Value on each Contract Anniversary. The charge for the GWB I or Enhanced GWB rider is equal to 0.50% of the Guaranteed Withdrawal Amount (see "Guaranteed Withdrawal Benefit--Description of Guaranteed Withdrawal Benefit I") on the applicable Contract Anniversary, prior to taking into account any Optional Reset occurring on such Contract Anniversary. The charge for the Lifetime Withdrawal Guarantee Benefit rider is equal to 0.50% (Single Life version) or 0.70% (Joint Life version) of the Total Guaranteed Withdrawal Amount (see "Guaranteed Withdrawal Benefit--Description of Lifetime Withdrawal Guarantee") on the applicable Contract Anniversary, prior to taking into account any Automatic Annual Step-Up occurring on such Contract Anniversary. The GWB rider charge is deducted from your Contract Value pro rata from each subaccount, the Fixed Account and the Enhanced Dollar Cost Averaging ("EDCA") Guaranteed Account in the ratio each account bears to your total Contract Value. We take amounts from the subaccounts that are part of the Separate Account by canceling accumulation units from the Separate Account. If you make a full withdrawal (surrender) of your Contract Value, you apply your Contract Value to an annuity option, there is a change in Owners, Joint Owners or Annuitants (if the Owner is a non-natural person), or the Contract terminates (except for a termination due to death), a pro rata portion of the rider charge will be assessed based on the number of full months from the last Contract Anniversary to the date of the change. If the Enhanced GWB or Lifetime Withdrawal Guarantee rider is cancelled following an eligible Contract Anniversary pursuant to the cancellation provisions of each rider, a pro rata portion of the rider charge will not be assessed based on the period from the Contract Anniversary to the date the cancellation takes effect.

      If you elect an Optional Reset on the 5th Contract Anniversary under the GWB I rider or on the 3rd Contract Anniversary under the Enhanced GWB rider, or thereafter as permitted, we may increase the rider charge to the GWB I/Enhanced GWB rider charge applicable to current Contract purchases at the time of the reset, but no more than a maximum of 0.95% of the Guaranteed Withdrawal Amount. If an Automatic Annual Step-Up occurs under the Lifetime Withdrawal Guarantee, we may increase the rider charge to the Lifetime Withdrawal Guarantee charge applicable to current Contract purchases at the time of the step-up, but to no more than a maximum of 0.95% (Single Life version) or 1.40% (Joint Life version) of the Total Guaranteed Withdrawal Amount.

      If the GWB I rider is in effect, the rider charge will continue even if your Benefit Base equals zero. If the Enhanced GWB rider is in effect, the rider charge will not continue if your Benefit Base equals zero. If the Lifetime Withdrawal Guarantee rider is in effect, the rider charge will continue if your Remaining Guaranteed Withdrawal Amount equals zero.

4. GUARANTEED WITHDRAWAL BENEFIT

In the "Guaranteed Withdrawal Benefit" section of the Prospectus, insert the following prior to "Description of the Guaranteed Withdrawal Benefit I":

      We offer an optional Guaranteed Withdrawal Benefit ("GWB") for an additional charge. There are three versions of the GWB under the
      Contract: Guaranteed Withdrawal Benefit I ("GWB I"), Enhanced Guaranteed Withdrawal Benefit ("Enhanced GWB") and Lifetime Withdrawal Guarantee. If you purchase the GWB, you must elect one version at the time you purchase the Contract, prior to age 86. A MAXIMUM OF TWO VERSIONS OF THE GWB ARE OFFERED IN ANY PARTICULAR STATE. All three versions of the GWB are described below; however, GWB I is only offered in states where Enhanced GWB has not yet been approved. Please check with your registered representative regarding which version are available in your state. You may not have this benefit and the Guaranteed Minimum Income Benefit or the Guaranteed Minimum Accumulation Benefit in effect at the same time. Once elected, the GWB rider may not be terminated except as stated below in the description of each version of the GWB.

      Each version of the GWB rider guarantees that the entire amount of Purchase Payments you make during the period of time specified in your rider will be returned to you through a series of withdrawals that you may begin taking immediately or at a later time, provided withdrawals in any Contract Year do not exceed the maximum amount allowed. This means that, regardless of negative investment performance, you can take specified annual withdrawals until the entire amount of the Purchase Payments you made during the time period specified in your rider has been returned to you. Moreover, if you make your first withdrawal on or after the date you reach age 59-1/2, the Lifetime Withdrawal Guarantee rider guarantees income for your life (and the life of your spouse, if the Joint Life version of the rider is elected), even after the entire amount of Purchase Payment has been returned. (See "Description of Lifetime Withdrawal Guarantee" below.)

      The GWB guarantee may be reduced if your annual withdrawals are greater than the maximum amount allowed, called the Annual Benefit Payment, which is described in more detail below. The GWB does not establish or guarantee a Contract Value or minimum return for any subaccount. The Benefit Base under the GWB I and Enhanced GWB riders, and the Remaining Guaranteed Withdrawal Amount under the Lifetime Withdrawal Guarantee rider, cannot be taken as a lump sum. (However, if you cancel the Lifetime Withdrawal Guarantee rider after a waiting period of at least fifteen years, the Guaranteed Principal Adjustment will increase your Contract Value to the Purchase Payment credited within the first 120 days of the date that we issue the Contract, reduced proportionately for any withdrawals. See "Description of Lifetime Withdrawal Guarantee -- Cancellation and Guaranteed Principal Adjustment" below.) Income taxes and penalties may apply to your withdrawals , and Withdrawal Charges may apply to withdrawals during the first Contract year unless you take the necessary steps to elect to take such withdrawals under a Systematic Withdrawal Program.

      IF IN ANY CONTRACT YEAR YOU TAKE CUMULATIVE WITHDRAWALS THAT EXCEED THE ANNUAL BENEFIT PAYMENT, THE TOTAL PAYMENTS THAT THE GWB GUARANTEES THAT YOU OR YOUR BENEFICIARY WILL RECEIVE FROM THE CONTRACT OVER TIME MAY BE LESS THAN THE INITIAL GUARANTEED WITHDRAWAL AMOUNT (TOTAL GUARANTEED WITHDRAWAL AMOUNT FOR LIFETIME WITHDRAWAL GUARANTEE). THIS REDUCTION MAY BE SIGNIFICANT. THE GWB RIDER CHARGE WILL CONTINUE TO BE DEDUCTED AND CALCULATED BASED ON THE GUARANTEED WITHDRAWAL AMOUNT (TOTAL GUARANTEED WITHDRAWAL AMOUNT FOR LIFETIME WITHDRAWAL GUARANTEE) UNTIL TERMINATION OF THE CONTRACT.

            - IF THE GWB I OR ENHANCED GWB RIDER IS IN EFFECT, THE GUARANTEED WITHDRAWAL AMOUNT WILL NOT DECREASE DUE TO WITHDRAWALS.

            - IF THE LIFETIME WITHDRAWAL GUARANTEE RIDER IS IN EFFECT, THE TOTAL GUARANTEED WITHDRAWAL AMOUNT WILL NOT DECREASE DUE TO WITHDRAWALS THAT DO NOT EXCEED THE MAXIMUM AMOUNT ALLOWED IN ANY CONTRACT YEAR.

                  WITHDRAWALS THAT EXCEED THE MAXIMUM AMOUNT ALLOWED IN ANY CONTRACT YEAR WILL DECREASE THE TOTAL GUARANTEED WITHDRAWAL AMOUNT.

      IF THE GWB I OR LIFETIME WITHDRAWAL GUARANTEE RIDER IS IN EFFECT, WE WILL CONTINUE TO ASSESS THE GWB RIDER CHARGE EVEN IN THE CASE WHERE YOUR BENEFIT BASE (FOR GWBI), AS DESCRIBED BELOW, OR REMAINING GUARANTEED WITHDRAWAL AMOUNT (FOR LIFETIME WITHDRAWAL GUARANTEE), AS DESCRIBED BELOW, EQUALS ZERO. HOWEVER, IF THE ENHANCED GWB RIDER IS IN EFFECT, WE WILL NOT CONTINUE TO ASSESS THE GWB RIDER CHARGE IF YOUR BENEFIT BASE EQUALS ZERO.

      For purposes of calculating the Guaranteed Withdrawal Amount (for GWB I or Enhanced GWB) or the Total Guaranteed Withdrawal Amount (for Lifetime Withdrawal Guarantee), the B Plus Class bonus credits are not included.

      The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining Benefit Base (Remaining Guaranteed Withdrawal Amount under Lifetime Withdrawal Guarantee) at the time of the withdrawal, if the Benefit Base (or Remaining Guaranteed Withdrawal Amount) is greater than the Contract Value (prior to withdrawal charges, if applicable). This could result in a greater amount of taxable income reported under a withdrawal and conceivably a limited ability to recover any remaining basis if there is a loss on surrender of the Contract. Consult your tax advisor prior to purchase.

Add the following after the "GUARANTEED WITHDRAWAL BENEFIT--Enhanced Guaranteed Withdrawal Benefit" section of the prospectus:

      DESCRIPTION OF THE LIFETIME WITHDRAWAL GUARANTEE

      In states where approved, we offer the Lifetime Withdrawal Guarantee rider. The Lifetime Withdrawal Guarantee rider is an optional rider that may be elected instead of the GWB I rider or Enhanced GWB rider. You should carefully consider which version of the GWB may be best for you. Here are some of the differences between the Lifetime Withdrawal Guarantee rider and the GWB I and Enhanced GWB riders:

            - Guaranteed Payments for Life. So long as you make your first withdrawal on or after the date you reach age 59-1/2, the Lifetime Withdrawal Guarantee rider guarantees that we will make payments to you over your lifetime (and the life of your spouse, if the Joint Life version of the rider is elected), even after the entire amount of Purchase Payment has been returned.

            - Automatic Annual Step-Ups. In contrast to the GWB I rider, which offers an optional reset beginning with the 5th Contract Anniversary prior to the Owner's 86th birthday, and the Enhanced GWB rider, which offers an optional reset beginning with the 3rd Contract Anniversary prior to the Owner's 86th birthday, the Lifetime Withdrawal Guarantee provides automatic resets on each Contract Anniversary prior to the Owner's 86th birthday (and offers the Owner the ability to opt out of the resets).

            - Withdrawal Rates. The Lifetime Withdrawal Guarantee rider uses a 5% Withdrawal Rate to determine the Annual Benefit Payment. The GWB I and Enhanced GWB riders use a 7% Withdrawal Rate to determine the Annual Benefit Payment.

            - Cancellation. The Lifetime Withdrawal Guarantee rider also provides the ability to cancel the rider every five Contract Years for the first 15 Contract Years and annually thereafter. The Enhanced GWB rider offers only one opportunity to cancel the rider (on the fifth Contract Anniversary), and the GWB I rider does not offer the ability to cancel the rider.

            - The Lifetime Withdrawal Guarantee rider also offers favorable treatment of required minimum distribution withdrawals when compared to the GWBI rider.

            - Investment Allocation Restrictions. If you elect the Lifetime Withdrawal Guarantee rider, you are limited to allocating your Purchase Payment and Contract Value among the Fixed Account and certain subaccounts (as described below).

      TOTAL GUARANTEED WITHDRAWAL AMOUNT. The Total Guaranteed Withdrawal Amount is the minimum amount that you are guaranteed to receive over time while the Lifetime Withdrawal Guarantee rider is in effect. We assess the Lifetime Withdrawal Guarantee rider charge as a percentage of the Total Guaranteed Withdrawal Amount. The initial Total Guaranteed Withdrawal Amount is equal to your initial Purchase Payments. The Total Guaranteed Withdrawal Amount is increased by additional Purchase Payments (up to a maximum of $5,000,000). Withdrawals that do not exceed the Annual Benefit Payment (see "Annual Benefit Payment" below) do not reduce the Total Guaranteed Withdrawal Amount. If, however, a withdrawal results in cumulative withdrawals for the current Contract year that exceed the Annual Benefit Payment, the Total Guaranteed Withdrawal Amount will be reduced by an amount equal to the difference between the Total Guaranteed Withdrawal Amount after the withdrawal and the Contract Value after the withdrawal (if such Contract Value is lower than the Total Guaranteed Withdrawal Amount before the withdrawal).

      5% COMPOUNDING ANNUAL INCREASE. On each Contract Anniversary until the earlier of: (a) the date of the first withdrawal from the Contract or (b) the tenth Contract Anniversary, the Total Guaranteed Withdrawal Amount is increased by an amount equal to 5% multiplied by the Total Guaranteed Withdrawal Amount before such increase (up to a maximum of $5,000,000). The Total Guaranteed Withdrawal Amount may also be increased by the Automatic Annual Step-Up, if that would result in a higher Total Guaranteed Withdrawal Amount.

      REMAINING GUARANTEED WITHDRAWAL AMOUNT. The Remaining Guaranteed Withdrawal Amount is the remaining amount guaranteed to be received over time. The Remaining Guaranteed Withdrawal Amount is increased by additional Purchase Payments (up to a maximum of $5,000,000), and decreased by the amount of each withdrawal (including any applicable Withdrawal Charges) regardless of whether or not the withdrawal exceeds the Annual Benefit Payment. If a withdrawal results in cumulative withdrawals for the current Contract Year that exceed the Annual Benefit Payment, the Remaining Guaranteed Withdrawal Amount will also be reduced by an additional amount equal to the difference between the Remaining Guaranteed Withdrawal Amount after the withdrawal and the Contract Value after the withdrawal (if such Contract Value is lower than the Remaining Guaranteed Withdrawal Amount).

            - If you take your first withdrawal before the date you reach age 59-1/2, we will continue to pay the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted, even if your Contract Value declines to zero.

            - If you take your first withdrawal on or after the date you reach age 59-1/2, we will continue to pay the Annual Benefit Payment each year for the rest of your life (and the life of your spouse, if you have elected the Joint Life version of the Lifetime Withdrawal Guarantee rider), even if your Remaining Guaranteed Withdrawal Amount and/or Contract Value declines to zero.

      You should carefully consider when to begin taking withdrawals if you have elected the Lifetime Withdrawal Guarantee. If you begin taking withdrawals too soon, you may limit the value of the Lifetime Withdrawal Guarantee. For example, your Total Guaranteed Withdrawal Amount is no longer increased by the 5% Annual Compounding Increase once you make your first withdrawal. If you delay taking withdrawals for too long, you may limit the number of years available for you to take withdrawals in the future (due to life expectancy) and you may be paying for a benefit you are not using.

      At any time during the accumulation phase, you can elect to annuitize under current annuity rates in lieu of continuing the Lifetime Withdrawal Guarantee rider. This may provide higher income amounts and/or different tax treatment than the payments received under the Lifetime Withdrawal Guarantee rider.

      ANNUAL BENEFIT PAYMENT. The initial Annual Benefit Payment is equal to the Total Guaranteed Withdrawal Amount immediately prior to the first withdrawal multiplied by the 5% Withdrawal Rate. If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of additional Purchase Payments, the 5% Compounding Annual Increase, the Automatic Annual Step-Up, or withdrawals greater than the Annual Benefit Payment), the Annual Benefit Payment is reset equal to the new Total Guaranteed Withdrawal Amount multiplied by the 5% Withdrawal Rate.

      It is important that you carefully manage your annual withdrawals. To ensure that you retain the full guarantees of this rider, your annual withdrawals (including Withdrawal Charges) cannot exceed the Annual Benefit Payment each Contract Year. If a withdrawal from your Contract does result in annual withdrawals (including Withdrawal Charges) during a Contract year exceeding the Annual Benefit Payment, the Total Guaranteed Withdrawal Amount will be recalculated and the Annual Benefit Payment will be reduced to the new Total Guaranteed Withdrawal Amount multiplied by the 5% Withdrawal Rate. These reductions in the Total Guaranteed Withdrawal Amount and Annual Benefit Payment may be significant.

      You can always take annual withdrawals less than the Annual Benefit Payment. However, if you choose to receive only a part of your Annual Benefit Payment in any given Contract year, your Annual Benefit Payment is not cumulative and your Remaining Guaranteed Withdrawal Amount and Annual Benefit Payment will not increase. For example, since your Annual Benefit Payment is 5% of your Remaining Guaranteed Withdrawal Amount, you cannot withdraw 3% in one year and then withdraw 7% the next year without exceeding your Annual Benefit Payment in the second year.

      AUTOMATIC ANNUAL STEP-UP. On each Contract Anniversary prior to the Owner's 86th birthday, a Automatic Annual Step-Up will occur, provided that the Contract Value exceeds the Total Guaranteed Withdrawal Amount immediately before the Step-Up (and provided that you have not chosen to decline the Step-Up as described below).

      The Automatic Annual Step-Up will:

            - reset the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount to the Contract Value on the date of the Step-Up, up to a maximum of $5,000,000.

            - reset the Annual Benefit Payment equal to 5% of the Total Guaranteed Withdrawal Amount after the Step-Up, and

            - reset the Lifetime Withdrawal Guarantee rider charge to the charge applicable to Contract purchases at the time of the Step-Up, up to a maximum of 0.95% (Single Life version) or 1.40% (Joint Life version).

      In the event that the charge applicable to Contract purchases at the time of the Step-Up is higher than your current Lifetime Withdrawal Guarantee rider charge, you will be notified in writing a minimum of 30 days in advance of the applicable Contract Anniversary and be informed that you may choose to decline the Automatic Annual Step-Up. If you choose to decline the Automatic Annual Step-Up, you must notify us in accordance with our Administrative Procedures (currently we require you to submit your request in writing to our Annuity Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary). Once you notify us of your decision to decline the Automatic Annual Step-Up, you will no longer be eligible for future Automatic Annual Step-Ups until you notify us in writing to our Annuity Administrative Office that you wish to reinstate the Step-Ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement.

      REQUIRED MINIMUM DISTRIBUTIONS. For IRAs and other Contracts subject to
      Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70-1/2. These required distributions may be larger than your Annual Benefit Payment. After the first Contract year, we will increase your Annual Benefit Payment to equal your required minimum distribution amount for that year, if such amounts are greater than your Annual Benefit Payment. YOU MUST BE ENROLLED IN THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM TO QUALIFY FOR THIS INCREASE IN THE ANNUAL BENEFIT PAYMENT. THE FREQUENCY OF YOUR WITHDRAWALS MUST BE ANNUAL. THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM IS BASED ON INFORMATION RELATING TO THIS CONTRACT ONLY. To enroll in the Automated Required Minimum Distribution program, please contact our Annuity Service Center.

      INVESTMENT ALLOCATION RESTRICTIONS. If you elect the Lifetime Withdrawal Guarantee rider, you are limited to allocating your Purchase Payment and Contract Value among the Fixed Account and the following subaccounts:

            (1) MetLife Conservative Allocation Subaccount

            (2) MetLife Conservative to Moderate Allocation Subaccount

            (3) MetLife Moderate Allocation Subaccount

            (4) MetLife Moderate to Aggressive Allocation Subaccount

            (5) BlackRock Money Market Subaccount

      You may also elect to participate in the EDCA Program, provided that your destination subaccounts are one or more of the above listed subaccounts you have chosen.

      JOINT LIFE VERSION. A Joint Life version of the Lifetime Withdrawal Guarantee rider is available for a charge of 0.70% (which may increase upon an Automatic Annual Step-Up to a maximum of 1.40%). Like the Single Life version of the Lifetime Withdrawal Guarantee rider, the Joint Life version must be elected at the time you purchase the Contract, and the Owner (or oldest joint Owner) must be age 85 or younger. Under the Joint Life version, when the Owner of the Contract dies (or when the first joint Owner dies), the Lifetime Withdrawal Guarantee rider will automatically remain in effect if a spouse who is the primary beneficiary elects to continue the Contract under the spousal continuation provisions. (See "Payment on Death Prior to Annuitization--Special Options for Spouses.") If the spouse is younger than age 59-1/2 when he or she elects to continue the Contract, the spouse will receive the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted. If the spouse is age 59-1/2 or older when he or she elects to continue the Contract, the spouse will receive the Annual Benefit Payment each year for the remainder of his or her life.

      CANCELLATION AND GUARANTEED PRINCIPAL ADJUSTMENT. You may elect to cancel the Lifetime Withdrawal Guarantee rider on the Contract Anniversary every five Contract Years for the first fifteen years and annually thereafter. We must receive your cancellation request within 30 days following the eligible Contract Anniversary in accordance with our Administrative Procedures (currently we require you to submit your request in writing to our Annuity Administrative Office). The cancellation will take effect upon our receipt of your request. If cancelled, the Lifetime Withdrawal Guarantee rider will terminate, we will no longer deduct the Lifetime Withdrawal Guarantee rider charge, and the investment allocation restrictions described above will no longer apply. The variable annuity Contract, however, will continue.

      If you cancel the Lifetime Withdrawal Guarantee rider on the fifteenth Contract Anniversary or any eligible Contract Anniversary thereafter, we will add a Guaranteed Principal Adjustment to your Contract Value. The Guaranteed Principal Adjustment is intended to restore your initial investment in the Contract in the case of poor investment performance. The Guaranteed Principal Adjustment is equal to (a) - (b) where:

            (a) is Purchase Payment credited within 120 days of the date that we issued the Contract, reduced proportionately by the percentage reduction in Contract Value attributable to any partial withdrawals taken (including Withdrawal Charges); and

            (b) is the Contract Value on the Contract Anniversary immediately preceding cancellation.

      The Guaranteed Principal Adjustment will be added to each applicable subaccount in the ratio the portion of the Contract Value in such subaccount bears to the total Contract

      Value in all investment portfolios. The Guaranteed Principal Adjustment will never be less than zero.

      It is important to note that only Purchase Payment made during the first 120 days that you hold the Contract are taken into consideration in determining the Guaranteed Principal Adjustment. If you anticipate making Purchase Payment after 120 days, you should understand that such payments will not increase the Guaranteed Principal Adjustment.

      TERMINATION OF THE LIFETIME WITHDRAWAL GUARANTEE RIDER. The Lifetime Withdrawal Guarantee rider will terminate upon the earliest of:

            (1) the date of a full withdrawal of the Contract Value (a pro rata portion of the rider charge will be assessed);

            (2) the date all of the Contract Value is applied to an annuity option;

            (3) the date there are insufficient funds to deduct the Lifetime Withdrawal Guarantee rider charge from the Contract Value;

            (4) death of the Owner or oldest joint Owner, except where the beneficiary or joint owner is the spouse and the spouse elects to continue the Contract under the spousal continuation provisions of the Contract;

            (5) change of the Owner or joint Owner for any reason (a pro rata portion of the rider charge will be assessed), unless we agree otherwise;

            (6)   the effective date of the cancellation of the rider; or

            (7) termination of the Contract to which the rider is attached (a pro rata portion of the rider charge will be assessed, except for termination due to death).

      Once the rider is terminated, the Lifetime Withdrawal Guarantee rider charge will no longer be deducted and the Lifetime Withdrawal Guarantee investment allocation restrictions will no longer apply.

      ADDITIONAL INFORMATION. The Lifetime Withdrawal Guarantee rider may affect the death benefit available under your Contract. An additional death benefit amount will be calculated under the Lifetime Withdrawal Guarantee rider which will be equal to total Purchase Payment less any partial withdrawals. If this death benefit amount is greater than the death benefit provided by your Contract, and if withdrawals in each Contract year did not exceed the Annual Benefit Payment, then this death benefit amount will be paid instead of the death benefit provided by the Contract. All other provisions of your Contract's death benefit will apply.

      If the Owner or joint Owner should die while the Lifetime Withdrawal Guarantee rider is in effect, the beneficiary may elect to receive the Remaining Guaranteed Withdrawal Amount as a death benefit instead of the applicable Contractual death benefit (the standard death benefit, the additional death benefit amount calculated under the Lifetime Withdrawal Guarantee as described above, or the Annual Step-Up death benefit or Compounded-Plus death benefit, if those benefits had been purchased by the Owner(s)). Otherwise, the provisions of those Contractual death benefits will determine the amount of the death benefit. If the beneficiary elects to receive the Remaining Guaranteed Withdrawal Amount as a death benefit, we will pay the Remaining Guaranteed Withdrawal Amount on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Remaining Guaranteed Withdrawal Amount is exhausted. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your beneficiary dies while such payments are made, we will continue making the payments to the beneficiary's estate unless we have agreed to another payee in writing.

      We reserve the right to accelerate any payment that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other Contracts subject to
      Section 401(a)(9) of the Internal Revenue Code and nonqualified Contracts subject to Section 72(s)). If you terminate the Lifetime Withdrawal Guarantee rider because (1) you make a total withdrawal of your Contract Value; (2) your Contract Value is insufficient to pay the Lifetime Withdrawal Guarantee rider charge; or (3) the Contract Owner dies, except where the beneficiary or joint Owner is the spouse of the Owner and the spouse elects to continue the Contract and the spouse is less than 85 years old, you may not make additional Purchase Payment under the Contract.

      (See Appendix F for examples of the GWB riders.)

5. APPENDIX F - GUARANTEED WITHDRAWAL BENEFIT EXAMPLES

Add the following at the end of APPENDIX F:

      I. Lifetime Withdrawal Guarantee

            1. When Withdrawals Do Not Exceed the Annual Benefit Payment

      Assume that a Contract had an initial Purchase Payments of $100,000. The initial Contract Value would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 x 5%).

      Assume that $5,000 is withdrawn each year, beginning before the Contract Owner attains age 59-1/2. The Remaining Guaranteed Withdrawal Amount is reduced by $5,000 each year as withdrawals are taken (the Total Guaranteed Withdrawal Amount is not reduced by these withdrawals). The Annual Benefit Payment of $5,000 is guaranteed to be received until the Remaining Guaranteed Withdrawal Amount is depleted, even if the Contract Value is reduced to zero.

      If the first withdrawal is taken after age 59-1/2, then the Annual Benefit Payment of $5,000 is guaranteed to be received for the Owner's lifetime, even if the Remaining Guaranteed Withdrawal Amount and the Contract Value are reduced to zero.

            2. When Withdrawals Do Exceed the Annual Benefit Payment

      Assume that a Contract had an initial Purchase Payments of $100,000. The initial Contract Value would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 x 5%).

      Assume that the Remaining Guaranteed Withdrawal Amount is reduced to $95,000 due to a withdrawal of $5,000 in the first year. Assume the Contract Value was further reduced to $75,000 at year two due to poor market performance. If you withdrew $10,000 at this time, your Contract Value would be reduced to $75,000 - $10,000 = $65,000. Your Remaining Guaranteed Withdrawal Amount would be reduced to $95,000 - $10,000 = $85,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $5,000 and the resulting Remaining Guaranteed Withdrawal Amount would be greater than the resulting Contract Value, there would be an additional reduction to the Remaining Guaranteed Withdrawal Amount. The Remaining Guaranteed Withdrawal Amount after the withdrawal would be set equal to the Contract Value after the withdrawal ($65,000). This new Remaining Guaranteed Withdrawal Amount of $65,000 would now be the amount guaranteed to be available to be withdrawn over time. The Total Guaranteed Withdrawal Amount would also be reduced to $65,000. The Annual Benefit Payment would be set equal to 5% x $65,000 = $3,250.


                                    [CHART]
                                                   Remaining
            Annual                                 Guaranteed     Guaranteed
            Benefit        Cumulative    Account   Withdrawal     Withdrawal
            Payment        Withdrawals    Value      Amount         Amount
            -------        -----------   -------   ----------     ----------
            $5,000           $  5,000   $100,000       $100,000      $100,000
             5,000             10,000     90,250         95,000       100,000
             5,000             15,000     80,987.5       90,000       100,000
             5,000             20,000     72,188.13      85,000       100,000
             5,000             25,000     63,828.72      80,000       100,000
             5,000             30,000     55,887.28      75,000       100,000
             5,000             35,000     48,342.92      70,000       100,000
             5,000             40,000     41,175.77      65,000       100,000
             5,000             45,000     34,366.98      60,000       100,000
             5,000             50,000     27,898.98      55,000       100,000
             5,000             55,000     21,752.7       50,000       100,000
             5,000             60,000     15,916.02      45,000       100,000
             5,000             65,000     10,370.22      40,000       100,000
             5,000             70,000      5,101.706     35,000       100,000
             5,000             75,000         96.62093   30,000       100,000
             5,000             80,000          0              0       100,000
             5,000             85,000          0              0       100,000
             5,000             90,000          0              0       100,000
             5,000             95,000          0              0       100,000
             5,000            100,000          0              0       100,000

      J. Lifetime Withdrawal Guarantee -- 5% Compounding Amount

      Assume that a Contract had an initial Purchase Payments of $100,000. The initial Remaining Guaranteed Withdrawal Amount would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, and the Annual Benefit Payment would be $5,000 ($100,000 x 5%).

      The Total Guaranteed Withdrawal Amount will increase by 5% of the previous year's Total Guaranteed Withdrawal Amount until the earlier of the first withdrawal or the 10th Contract Anniversary. The Annual Benefit Payment will be recalculated as 5% of the new Total Guaranteed Withdrawal Amount.

      If the first withdrawal is taken in the first Contract Year, then there would be no increase: the Total Guaranteed Withdrawal Amount would remain at $100,000 and the Annual Benefit Payment will remain at $5,000 ($100,000 x 5%).

      If the first withdrawal is taken in the second Contract Year, then the Total Guaranteed Withdrawal Amount would increase to $105,000 ($100,000 x 105%), and the Annual Benefit Payment would increase to $5,250 ($105,000 x 5%).

      If the first withdrawal is taken in the third Contract Year, then the Total Guaranteed Withdrawal Amount would increase to $110,250 ($105,000 x 105%), and the Annual Benefit Payment would increase to $5,513 ($110,250 x 5%).

      If the first withdrawal is taken after the 10th Contract Year, then the Total Guaranteed Withdrawal Amount would increase to $162,890 (the initial $100,000, increased by 5% per year, compounded annually for 10 years), and the Annual Benefit Payment would increase to $8,144 ($162,890 x 5%).

                                    [CHART]


                      Year                            Annual
                    of First                          Benefit
                   Withdrawal                         Payment
                   ----------                         -------

                        1                              $5,000
                        2                               5,250
                        3                               5,513
                        4                               5,788
                        5                               6,078
                        6                               6,381
                        7                               6,700
                        8                               7,036
                        9                               7,387
                       10                               7,757
                       11                               8,144


      K. Lifetime Withdrawal Guarantee--Automatic Annual Step-Ups and 5% Compounding Annual Increase (No Withdrawals)

      Assume that a Contract had an initial Purchase Payments of $100,000. Assume that no withdrawals are taken.

      At the first Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $105,000 ($100,000 increased by 5%, compounded annually). Assume the Contract Value has increased to $110,000 at the first Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $105,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 x 5%).

      At the second Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $115,500 ($110,000 increased by 5%, compounded annually). Assume the Contract Value has increased to $120,000 at the second Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $115,500 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 x 5%).

      Provided that no withdrawals are taken, each year the Total Guaranteed Withdrawal Amount would increase by 5%, compounded annually, from the second Contract Anniversary through the ninth Contract Anniversary, and at that point would be equal to $168,852. Assume that during these Contract years the Contract Value does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. Assume the Contract Value at the ninth Contract Anniversary has increased to $180,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $168,852 to $180,000 and reset the Annual Benefit Payment to $9,000 ($180,000 x 5%).

      At the 10th Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $189,000 ($180,000 increased by 5%, compounded annually). Assume the Contract Value is less than $189,000. There is no Automatic Annual Step-Up since the Contract Value is below the Total Guaranteed Withdrawal Amount; however, due to the 5% increase in the Total Guaranteed Withdrawal Amount, the Annual Benefit Payment is increased to $9,450 ($189,000 x 5%).

                                   (GRAPHIC)

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

Distributor:
New England Securities Corporation                     Telephone: (800) 435-4117
501 Boylston Street
Boston, MA 02116

                           AMERICAN FORERUNNER SERIES
             Individual Flexible Premium Variable Annuity Contracts

                   Issued By
New England Variable Annuity Separate Account of        Annuity Administrative Office:
       New England Life Insurance Company                       P.O. Box 14594
              501 Boylston Street                         Des Moines, IA 50306-3594
          Boston, Massachusetts 02116
                 (800) 435-4117

     This prospectus offers individual variable annuity contracts (the "Contracts") for individuals and some qualified and nonqualified retirement plans. You may allocate purchase payments to one or more subaccounts investing in these Eligible Funds of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), the Met Investors Series Trust and the American Funds Insurance Series.

METROPOLITAN FUND

BlackRock Money Market Portfolio

Western Asset Management U.S. Government Portfolio

BlackRock Bond Income Portfolio
Lehman Brothers(R) Aggregate Bond Index Portfolio

Western Asset Management Strategic Bond Opportunities Portfolio

BlackRock Diversified Portfolio
MFS(R) Total Return Portfolio

Harris Oakmark Focused Value Portfolio

BlackRock Large Cap Value Portfolio
Davis Venture Value Portfolio
FI Value Leaders Portfolio

Harris Oakmark Large Cap Value Portfolio


Neuberger Berman Mid Cap Value Portfolio


Oppenheimer Global Equity Portfolio


BlackRock Strategic Value Portfolio

BlackRock Investment Trust Portfolio
MetLife Stock Index Portfolio

FI Mid Cap Opportunities Portfolio

MetLife Mid Cap Stock Index Portfolio
FI International Stock Portfolio
Morgan Stanley EAFE(R) Index Portfolio

BlackRock Legacy Large Cap Growth Portfolio


FI Large Cap Portfolio

Jennison Growth Portfolio
T. Rowe Price Large Cap Growth Portfolio
Loomis Sayles Small Cap Portfolio
Russell 2000(R) Index Portfolio
BlackRock Aggressive Growth Portfolio
Franklin Templeton Small Cap Growth Portfolio
T. Rowe Price Small Cap Growth Portfolio
MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Lord Abbett Bond Debenture Portfolio


PIMCO Inflation Protected Bond Portfolio


Neuberger Berman Real Estate Portfolio


Legg Mason Value Equity Portfolio


Lazard Mid-Cap Portfolio

Harris Oakmark International Portfolio
MFS(R) Research International Portfolio
Janus Aggressive Growth Portfolio
Oppenheimer Capital Appreciation Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
Met/AIM Small Cap Growth Portfolio
RCM Global Technology Portfolio

AMERICAN FUNDS INSURANCE SERIES


American Funds Bond Fund

American Funds Growth-Income Fund

American Funds Global Small Capitalization Fund


American Funds Growth Fund


METROPOLITAN FUND - ASSET ALLOCATION PORTFOLIOS

MetLife Conservative Allocation Portfolio
MetLife Conservative to Moderate Allocation Portfolio
MetLife Moderate Allocation Portfolio
MetLife Moderate to Aggressive Allocation Portfolio
MetLife Aggressive Allocation Portfolio


MET INVESTORS SERIES TRUST



Cyclical Growth and Income ETF Portfolio


Cyclical Growth ETF Portfolio


     You may also allocate purchase payments to a Fixed Account in states that have approved this option. Limits apply to transfers to and from the Fixed Account.

                                  MAY 1, 2006

     When you purchase your Contract, you must select one of five Classes of the Contract, each of which has different Withdrawal Charges and Asset-Based Insurance Charges. The five available Classes of the Contract are:

     -- Standard Class,

     -- B Plus Class,

     -- C Class,

     -- L Class, and

     -- P Class.

     If you select the B Plus Class, we will add a bonus amount to each purchase payment received in the first Contract Year. The overall expenses for the B Plus Class Contract may be higher than the expenses for a similar Contract that does not pay a bonus. Over time, the value of the bonus could be more than offset by higher expenses.

     Please read this prospectus carefully and keep it for reference. This prospectus contains information that you should know before investing.


     You can obtain a Statement of Additional Information ("SAI") about the Contracts, dated May 1, 2006. The SAI is filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in this prospectus. The SAI Table of Contents is on page A-104 of the prospectus. For a free copy of the SAI, write or call New England Securities Corporation, 501 Boylston St., Boston, Massachusetts 02116, 1-800-777-5897 or visit our website at www.nef.com.


     NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE CONTRACTS OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. THE ADDRESS OF THE SITE IS http://www.sec.gov.

     THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

     WE DO NOT GUARANTEE HOW ANY OF THE SUBACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE CONTRACTS AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.


                                  MAY 1, 2006

                               TABLE OF CONTENTS
                                       OF
                                 THE PROSPECTUS

                                                                  PAGE
                                                                  -----
GLOSSARY OF SPECIAL TERMS USED IN THIS PROSPECTUS...........        A-5
HIGHLIGHTS..................................................        A-6
FEE TABLE...................................................       A-11
HOW THE CONTRACT WORKS......................................       A-20
THE COMPANY.................................................       A-21
THE VARIABLE ACCOUNT........................................       A-21
INVESTMENTS OF THE VARIABLE ACCOUNT.........................       A-21
  Investment Advice.........................................       A-26
  Certain Payments We Receive with Regard to the Eligible
     Funds..................................................       A-27
  Share Classes of the Eligible Funds.......................       A-28
  Substitution of Investments...............................       A-29
THE FIXED ACCOUNT...........................................       A-29
THE CONTRACTS...............................................       A-29
  Standard Class............................................       A-29
  B Plus Class..............................................       A-29
  C Class...................................................       A-30
  L Class...................................................       A-30
  P Class...................................................       A-30
  Purchase Payments.........................................       A-30
  Ten Day Right to Review...................................       A-31
  Allocation of Purchase Payments...........................       A-31
  Contract Value and Accumulation Unit Value................       A-31
  Payment on Death Prior to Annuitization...................       A-32
  Standard Death Benefit....................................       A-32
  Annual Step-Up Death Benefit..............................       A-32
  Greater of Annual Step-Up or 5% Annual Increase Death
     Benefit................................................       A-33
  Earnings Preservation Benefit Rider.......................       A-33
  Transfer Privilege........................................       A-36
  Dollar Cost Averaging.....................................       A-38
  Asset Rebalancing.........................................       A-39
  Withdrawals...............................................       A-40
  Systematic Withdrawals....................................       A-40
  Suspension of Payments....................................       A-41
  Inactive Contracts........................................       A-41
  Ownership Rights..........................................       A-41
  Requests and Elections....................................       A-42
  Confirming Transactions...................................       A-43
  State Variations..........................................       A-43
ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER
  DEDUCTIONS................................................       A-43
  Asset-Based Insurance Charge..............................       A-43
  Contract Administrative Fee...............................       A-44
  Withdrawal Charge.........................................       A-44
  Earnings Preservation Benefit Rider.......................       A-46
  Guaranteed Minimum Income Benefit Rider...................       A-46
  Guaranteed Withdrawal Benefit Rider.......................       A-46

                                                                  PAGE
                                                                  -----
  Guaranteed Minimum Accumulation Benefit Rider.............       A-47
  Premium and Other Tax Charges.............................       A-47
  Other Expenses............................................       A-47
ANNUITY PAYMENTS............................................       A-47
  Election of Annuity.......................................       A-47
  Annuity Options...........................................       A-48
  Amount of Annuity Payments................................       A-50
GUARANTEED MINIMUM INCOME BENEFIT...........................       A-50
  Description of the Predictor..............................       A-51
  Description of the Predictor Plus.........................       A-53
  Description of GMIB I.....................................       A-54
  The Predictor Plus, Predictor and GMIB I Rider Charge.....       A-56
  The GMIB and Qualified Contracts..........................       A-56
GUARANTEED WITHDRAWAL BENEFIT...............................       A-57
  Description of the Guaranteed Withdrawal Benefit..........       A-57
  Enhanced Guaranteed Withdrawal Benefit....................       A-60
GUARANTEED MINIMUM ACCUMULATION BENEFIT.....................       A-60
RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS..............       A-63
FEDERAL INCOME TAX CONSIDERATIONS...........................       A-63
  Taxation of Non-Qualified Contracts.......................       A-63
  Taxation of Qualified Contracts...........................       A-66
  Possible Tax Law Changes..................................       A-69
VOTING RIGHTS...............................................       A-69
DISTRIBUTION OF THE CONTRACTS...............................       A-69
THE OPERATION OF THE FIXED ACCOUNT..........................       A-71
  Contract Value and Fixed Account Transactions.............       A-71
INVESTMENT PERFORMANCE INFORMATION..........................       A-72
  Yields....................................................       A-72
  Standard Return...........................................       A-72
  Non-Standard Return.......................................       A-73
  Other Performance.........................................       A-73
LEGAL PROCEEDINGS...........................................       A-73
FINANCIAL STATEMENTS........................................       A-74
ACCUMULATION UNIT VALUES (Condensed Financial
  Information)..............................................       A-74
APPENDIX A: Consumer Tips...................................       A-89
APPENDIX B: Withdrawal Charge...............................       A-90
APPENDIX C: Premium Tax.....................................       A-91
APPENDIX D: Exchanged Contracts.............................       A-92
APPENDIX E: Guaranteed Minimum Income Benefit Examples......       A-93
APPENDIX F: Guaranteed Withdrawal Benefit Examples..........       A-97
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION....      A-104

               GLOSSARY OF SPECIAL TERMS USED IN THIS PROSPECTUS

     We have tried to make this prospectus as understandable for you as possible. However, in explaining how the Contract works, we have had to use certain terms that have special meanings. These terms are defined below:

     ACCOUNT.  A subaccount of the Variable Account or the Fixed Account.

     ACCUMULATION UNIT. An accounting device used to calculate the Contract Value before annuitization.

     ANNUITANT.  The natural person on whose life Annuity Payments are based.

     ANNUITIZATION. Application of proceeds under the Contract to an annuity option on the Maturity Date or upon an earlier date you choose.

     ANNUITY DATE. A date on which you choose to begin receiving Annuity Payments which must be at least 30 days after issue. If you do not choose a date, the Annuity Date will be no later than the Maturity Date shown on the Contract Schedule.

     ANNUITY UNIT. An accounting device used to calculate the dollar amount of Annuity payments.

     BENEFICIARY. The person designated to receive Death Proceeds under a Contract if a Contract Owner (or Annuitant, if the Contract is not owned by an individual) dies before annuitization of the Contract.

     CONTRACT YEAR. A twelve month period beginning with the date shown on your Contract and with each Contract anniversary thereafter.

     DEATH PROCEEDS (PRIOR TO ANNUITIZATION). The amount we pay, prior to annuitization, on receipt of due proof of the death of a Contract Owner (or of the annuitant if the Contract is not owned by an individual) and election of payment.

     FIXED ACCOUNT. A part of the Company's general account to which you can allocate net purchase payments. The Fixed Account provides guarantees of principal and interest.

     MATURITY DATE. The date on which annuity payments begin, unless you apply the Contract Value to an annuity payment option before then. The Maturity Date is the later of (i) the date when the Annuitant at his or her nearest birthday would be age 95 (or the maximum age permitted by state law, if less), or (ii) 10 years from the issue date.

     OWNER (CONTRACT OWNER). The person or entity which has all rights under the Contract.

     PAYEE. Any person or entity entitled to receive payments under the Contract. The term includes (i) an Annuitant, (ii) a Beneficiary or contingent Beneficiary who becomes entitled to death proceeds, and (iii) on full withdrawals or partial withdrawals of the Contract, the Contract Owner.

     VARIABLE ACCOUNT. A separate investment account of the Company, the New England Variable Annuity Separate Account. The Variable Account is divided into subaccounts; each invests in shares of one Eligible Fund.

     VARIABLE ANNUITY. An annuity providing for Annuity payments varying in amount to reflect the investment experience of a separate investment account.

                                   HIGHLIGHTS

TAX DEFERRED VARIABLE ANNUITIES:

     Earnings under variable annuities are usually not taxed until paid out. This tax treatment is intended to encourage you to save for retirement.

     If the owner of a non-qualified annuity contract is not a natural person (e.g., partnership or certain trusts) gains under the contract are generally not eligible for tax deferral.

THE CONTRACTS:

     The American Forerunner Series provides for variable annuity payments that begin at the Maturity Date, or earlier if you choose. Variable annuity payments fluctuate with the investment results of the Eligible Funds. (See "Amount of Annuity Payments.") We offer other variable annuity contracts that have different death benefits, contract features, fund selections, and optional programs. However, these other contracts also have different charges that would affect your subaccount performance and contract values. To obtain more information about these other contracts, contact our Annuity Administrative Office or your registered representative.

     The Contract allows you to select one of several different charge structures, each referred to as a Class, based on your specific situation. Each Class imposes varying levels of Withdrawal Charges and Asset-Based Insurance Charges. Depending on your expectations and preferences, you can choose the Class that best meets your needs.

     Prior to issuance, you must select one of five available Classes of the
Contract:

     -- Standard Class, which imposes a Withdrawal Charge on withdrawals equal to a maximum of 7% of each purchase payment, reducing annually over 7 years, and an Asset-Based Insurance Charge;

     -- B Plus Class (which may be referred to as the "Bonus Class"), which credits a bonus amount to purchase payments received in the first Contract Year, imposes a higher Withdrawal Charge (maximum 9%) over a longer period of time (9 years), and imposes a relatively higher Asset-Based Insurance Charge during the Withdrawal Charge period;

     -- C Class, which does not impose any Withdrawal Charge on withdrawals, but imposes a relatively higher Asset-Based Insurance Charge;

     -- L Class, which reduces the period of time (3 years) that a Withdrawal
       Charge (maximum 7%) applies on withdrawals, but imposes a relatively higher Asset-Based Insurance Charge; and

     -- P Class, which lengthens the period of time (9 years) that a Withdrawal
       Charge (maximum 8%) is imposed on withdrawals, and imposes a relatively lower Asset-Based Insurance Charge.

     For the B Plus Class, you should know that over time and under certain circumstances (such as withdrawal during the last few years that a Withdrawal Charge applies, or after an extended period of poor market performance), the costs associated with the B Plus Class may exceed the bonus amount and any related earnings. You should consider this possibility before purchasing a B Plus Class Contract.

     Your financial representative can help you decide which Class is best for you. The following chart shows in graphic form the relative levels of the Withdrawal Charge and Asset-Based Insurance Charge under each Class:

                                 Relationship of Withdrawal Charges
                                  to Asset-Based Insurance Charges
                                     for Each Class of Contract

                                    [GRAPH]

     For actual expenses of each Class, see the Fee Table on page A-10.

PURCHASE PAYMENTS:

     Currently, the minimum initial and subsequent purchase payments are as follows (exceptions may apply):

CLASS                                                     INITIAL              SUBSEQUENT
-----                                                     -------              ----------
Standard, P...................................  $ 5,000(nonqualified plans)       $500
                                                $ 2,000(qualified plans)
C,L...........................................  $25,000                           $500
B Plus........................................  $10,000                           $500

We may limit the purchase payments you can make. In addition, you may not make a purchase payment (1) within the seven years before the Contract's Maturity Date for the Standard Class, nine years for the P Class and the B Plus Class, and three years for the L Class, or (2) after a Contract Owner (or the Annuitant, if the Contract is not owned by an individual) reaches age 91. For joint Contract Owners, you may not make a purchase payment after the older Contract Owner reaches age 86. (See "Purchase Payments.")

OWNERSHIP:


     A purchaser may be an individual, employer, trust, partnership, custodian or any entity specified in an eligible employee benefit plan. The Contract is not available to corporations or other business organizations, except to the extent an employer is the purchaser of a simplified employee pension plan ("SEP") under paragraph 408(k) of the Internal Revenue Code ("the Code") and a Simple Retirement Account ("SIMPLE IRA") under paragraph 408(p) of the Code. A contract generally may have two owners (both of whom must be individuals). Subject to state approval, certain retirement plans qualified under the Internal Revenue Code ("the Code") may purchase the Contract.

     FOR ANY TAX QUALIFIED ACCOUNT (E.G. INDIVIDUAL RETIREMENT ACCOUNTS), THE TAX DEFERRED ACCRUAL FEATURE IS PROVIDED BY THE TAX QUALIFIED RETIREMENT PLAN. THEREFORE, THERE SHOULD BE REASONS OTHER THAN TAX DEFERRAL FOR ACQUIRING AN ANNUITY CONTRACT WITHIN A QUALIFIED PLAN.

     For contract transactions, we rely on instructions from Contract Owners, whether a trustee or custodian of an eligible retirement plan or an individual owner.

INVESTMENT OPTIONS:


     You may allocate purchase payments to the subaccounts or to the Fixed Account. The Fixed Account is not available to Contracts purchased on or after May 1, 2003 for which the C Class has been selected. The Fixed Account is also not available to Contracts purchased in New York on or after May 1, 2003 if the optional Guaranteed Minimum Income Benefit ("Predictor Plus", "Predictor" or "GMIB I") or Guaranteed Withdrawal Benefit is selected. If you elect to purchase the Predictor Plus Guaranteed Minimum Income Benefit, you are limited to allocating your purchase payments and Contract Value among the MetLife Conservative Allocation Subaccount, MetLife Conservative to Moderate Allocation Subaccount, MetLife Moderate Allocation Subaccount, MetLife Moderate to Aggressive Allocation Subaccount ("Predictor Plus Asset Allocation Subaccounts") and the EDCA Guaranteed Account (provided your EDCA destination portfolios are one of the Predictor Plus Asset Allocation Subaccounts). If you elect to purchase the optional Guaranteed Minimum Accumulation Benefit, you are limited to allocating your purchase payments and Contract Value to one of the MetLife Conservative Allocation Subaccount, MetLife Conservative to Moderate Allocation Subaccount, MetLife Moderate Allocation Subaccount ("GMAB Asset Allocation Subaccounts") and the EDCA Guaranteed Account (provided your EDCA destination portfolio is one of the GMAB Asset Allocation Subaccounts). You can allocate your Contract Value among the subaccounts and the Fixed Account as you choose any time (subject to limitation). However, you may not choose more than 18 subaccounts (including the Fixed Account) at the time you submit your initial purchase payment. You may not choose more than 18 subaccounts (including the Fixed Account) at the time you submit a subsequent purchase payment, unless you notify us of your chosen allocation one or more days prior to submitting the payment. You must allocate a minimum of $500 dollars to each account you select. However, for individual retirement annuities, individual retirement accounts and Roth Individual Retirement Accounts, if purchase payments are less than $2,000, then you may allocate the payment to a maximum of four subaccounts.



     You can change your purchase payment allocation (unless you elect to purchase the optional Guaranteed Minimum Accumulation Benefit). We believe that under current tax law you can transfer Contract Value between accounts without federal income tax. We reserve the right to limit transfers and charge a transfer fee. Currently, we do not charge a transfer fee or limit the number of transfers, but we do apply special limits to "market timing." (See "Transfer Privilege--Market Timing.") The minimum transfer amount is currently $500, unless we have agreed otherwise. Special limits may apply to transfers to and from the Fixed Account. (See "THE FIXED ACCOUNT.") The maximum transfer amount is $500,000 for each transaction.


CHARGES:

     We apply the following charges to your Contract:

     -- premium tax charge, in some states.

     -- asset-based insurance charge at an annual rate ranging from 1.15% to 1.95% of the Variable Account's daily net assets depending upon the Class and death benefit option you select (these amounts increase by .25% for subaccounts investing in the American Funds Insurance Series).

     -- annual contract administrative fee of $30 during the accumulation phase and pro rata at annuitization (if the Contract Value is less than $50,000).

     -- except for C Class, withdrawal charge that varies by Class (maximum of 9% of each purchase payment made) on certain full and partial withdrawals and certain annuitization transactions.

     -- for Contracts with a Guaranteed Minimum Income Benefit Rider, a fee of
       0.75% for the Predictor Plus or 0.50% for the Predictor or GMIB I imposed on the Income Base annually in arrears on each Contract

       Anniversary prior to annuitization (up to a maximum fee of 1.50% of the Income Base upon Optional Reset for Predictor Plus).


     -- for Contracts with the Guaranteed Withdrawal Benefit Rider, a fee of 0.50% of the Guaranteed Withdrawal Amount (up to a maximum fee of 0.95% of the Guaranteed Withdrawal Amount upon Optional Reset).


     -- for Contracts with a Guaranteed Minimum Accumulation Benefit Rider, a fee of 0.75% of the Guaranteed Accumulation Amount.


     -- for Contracts with an Earnings Preservation Benefit Rider, a fee of 0.25% deducted daily from subaccount assets prior to annuitization.

     Certain waivers or reductions may apply. (See "ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS.")

     We do not deduct a sales charge from purchase payments.

     For information concerning compensation paid for the sale of contracts, see "Distribution of the Contracts."

TEN DAY RIGHT TO REVIEW:

     After you receive the Contract, you have ten days (more in some states) to return it to us or our agent for cancellation. We will return the Contract Value (or, in certain states, your purchase payments).

PAYMENT ON DEATH:

     If a Contract Owner (or the Annuitant, if the Contract is not owned by an individual) dies before annuitization, the Beneficiary receives a death benefit.


     You will receive the Standard Death Benefit unless you chose to receive one of two enhanced death benefits--the Annual Step-Up Death Benefit or the Greater of Annual Step-Up or 5% Annual Increase Death Benefit. Each of these enhanced death benefits will increase the Asset-Based Insurance Charge applicable to your Contract. You may also elect to purchase, for an additional charge, the Earnings Preservation Benefit Rider, which provides an additional death benefit to assist with covering income taxes payable at death.


     The Standard Death Benefit equals the greater of the current Contract Value or total purchase payments less a pro rata reduction for partial withdrawals. The Annual Step-Up Death Benefit equals the greater of current Contract Value or the greatest Contract Value on any prior anniversary plus subsequent purchase payments, less a pro rata reduction for subsequent withdrawals. The Greater of Annual Step-Up or 5% Annual Increase Rider equals the greatest of: current Contract Value; purchase payments (less prior withdrawals) accumulated at an annual rate of 5%; or the greatest Contract Value on any prior anniversary plus subsequent purchase payments, less a pro rata reduction for subsequent withdrawals.

     Death Proceeds are taxable and generally are included in the income of the recipient as follows:

     -- If received under an annuity payment option, they are taxed in the same manner as annuity payments.

     -- If distributed in a lump sum, they are taxed in the same manner as a full withdrawal.

WITHDRAWALS:

     Before annuitization you can send us a written request to withdraw all or part of your Contract Value. After a partial withdrawal, the remaining Contract Value must be at least $2,000. Currently, a partial withdrawal must be at least $500. A withdrawal may be subject to federal income tax and federal tax laws penalize and may prohibit certain premature distributions from the Contract. (See "FEDERAL INCOME TAX CONSIDERATIONS.") You may also elect to purchase for an additional charge, the Guaranteed Withdrawal Benefit Rider ("GWB"), which guarantees the return of your purchase payments over time (subject to the requirements of the rider).

     A Withdrawal Charge will apply to certain full and partial withdrawals and certain annuitization transactions for Standard, B Plus, L and P Class Contracts. On full withdrawals the annual contract administrative fee will be deducted. No Withdrawal Charge applies to C Class Contracts. We reserve the right to deduct a premium tax charge on full and partial withdrawals in some states.


     On a Standard, B Plus, L, or P Class Contract in any Contract Year you can make a withdrawal of a portion of your purchase payments free from any Withdrawal Charge (the "free withdrawal amount"). In the first Contract Year, no free withdrawal amount is available unless it is part of a monthly systematic withdrawal program in which the monthly withdrawal amount does not exceed 1/12 of 10% of total purchase payments. We also make available, during the first Contract Year, quarterly withdrawals, in which the quarterly amount does not exceed 1/4 of 10% of total purchase payments. After the first Contract Year, the annual free withdrawal amount is equal to 10% of total purchase payments, less the total free withdrawal amount previously withdrawn in the same Contract Year. Earnings may be withdrawn at any time, free from any Withdrawal Charge.


REPLACEMENT OF CONTRACTS

     Generally, it is not advisable to purchase a Contract as a replacement for an existing annuity contract. You should replace an existing contract only when you determine that the Contract is better for you. You may have to pay a withdrawal charge on your existing contract, and the Contract may impose a new withdrawal charge period. Before you buy a Contract, ask your registered representative if purchasing a Contract would be advantageous, given the Contract's features, benefits and charges.

     You should talk to your tax advisor to make sure that this purchase will qualify as a tax-free exchange. If you surrender your existing contract for cash and then buy the Contract, you may have to pay Federal income taxes, including possible penalty taxes, on the surrender. Also, because we will not issue the Contract until we have received the initial premium from your existing insurance company, the issuance of the Contract may be delayed.

                                   FEE TABLE

     The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between Eligible Fund options. State premium taxes may also be deducted.

CONTRACT OWNER TRANSACTION EXPENSES

          Sales Charge Imposed on Purchase Payments.........  None
          Withdrawal Charge (as a percentage of each
            purchase payment)...............................  9% declining annually -- see Note
                                                              (1)
          Transfer Fee(2)...................................  $25

NOTES:
(1) The Withdrawal Charge is a declining percentage of each purchase payment and varies by Contract Class, as follows:

        NUMBER OF
        COMPLETE YEARS FROM RECEIPT OF  STANDARD CLASS    B PLUS CLASS    L CLASS    P CLASS    C CLASS
        PURCHASE PAYMENT                    CHARGE           CHARGE       CHARGE     CHARGE     CHARGE
        ------------------------------  --------------    ------------    -------    -------    -------
        0.............................         7%               9%            7%        8%       None
        1.............................         6%               8%            6%        8%
        2.............................         6%               8%            5%        8%
        3.............................         5%               7%            0%        7%
        4.............................         4%               6%            0%        6%
        5.............................         3%               5%            0%        5%
        6.............................         2%               4%            0%        4%
        7.............................         0%               2%            0%        3%
        8.............................         0%               2%            0%        2%
        9 and thereafter..............         0%               0%            0%        0%

(2) Currently, we do not charge this fee. We reserve the right to limit the number and dollar amount of transfers and impose a transfer fee of up to $25. We will not restrict transfers to less than 12 per Contract Year.

     The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Eligible Fund fees and expenses.

VARIABLE ACCOUNT ANNUAL EXPENSES
(as a percentage of average daily net assets in the subaccounts)

        Asset-Based Insurance Charge for all subaccounts except the American Funds Bond, American Funds Growth, American Funds Growth-Income, and American Funds Global Small Capitalization Subaccounts(1)

                                              STANDARD CLASS   B PLUS CLASS(2)   C CLASS   L CLASS   P CLASS
                                              --------------   ---------------   -------   -------   -------
          Standard Death Benefit............      1.25%             1.60%         1.60%     1.50%     1.15%
          Annual Step-Up Death Benefit......      1.45%             1.80%         1.80%     1.70%     1.35%
          Greater of Annual Step-Up or 5%
            Annual Increase Death Benefit...      1.60%             1.95%         1.95%     1.85%     1.50%

        Asset-Based Insurance Charge for the American Funds Bond, American Funds Growth, American Funds Growth-Income, and American Funds Global Small Capitalization Subaccounts(1)


                                              STANDARD CLASS   B PLUS CLASS(2)   C CLASS   L CLASS   P CLASS
                                              --------------   ---------------   -------   -------   -------
          Standard Death Benefit............      1.50%             1.85%         1.85%     1.75%     1.40%
          Annual Step-Up Death Benefit......      1.70%             2.05%         2.05%     1.95%     1.60%
          Greater of Annual Step-Up or 5%
            Annual Increase Death Benefit...      1.85%             2.20%         2.20%     2.10%     1.75%
          Earnings Preservation Benefit Rider(3)..................................................    0.25%


OTHER CONTRACT FEES
          Annual Contract Administrative Fee(4)..........                                $30
          Guaranteed Minimum Income Benefit (the
            Predictor Plus)(5)...........................             Current Charge:   0.75%
                                                           Maximum Guaranteed Charge:   1.50%
          Guaranteed Minimum Income Benefit (the
            Predictor or GMIB I)(5)......................             Current Charge:   0.50%
          Guaranteed Withdrawal Benefit and Enhanced
            Guaranteed Withdrawal Benefit(6).............             Current Charge:   0.50%
                                                           Maximum Guaranteed Charge:   0.95%
          Guaranteed Minimum Accumulation Benefit(7).....             Current Charge:   0.75%


NOTES:

(1) For Contracts issued prior to May 1, 2003, the Asset-Based Insurance Charge for the Annual Step-Up Death Benefit and the Greater of Annual Step-Up or 5% Annual Increase Death Benefit is 0.10% lower than what is described in the table. After annuitization, the amount of the Asset-Based Insurance Charge for each Class will be the charge that would apply for the standard death benefit; except that for the B Plus Class and the P Class, the Asset-Based Insurance Charge will be 1.25% after annuitization (1.50% for the American Funds Bond, American Funds Growth, American Funds Growth-Income, and American Funds Global Small Capitalization Subaccounts). We reserve the right to impose an increased Asset-Based Insurance Charge on other subaccounts that we add to the Contract in the future. The increase will not exceed the annual rate of 0.25% of average daily net assets in any such subaccounts.


(2) The Asset-Based Insurance Charge will be reduced on the B Plus Class by 0.35% after the expiration of the 9-year Withdrawal Charge period.

(3) The charge for the Earnings Preservation Benefit Rider will not be assessed after annuitization.

(4) We will also deduct this fee on full withdrawal (regardless of contract size) and pro rata on annuitization. This fee will not be deducted during the accumulation period or on annuitization for Contracts with a Contract Value of $50,000 or more. We reserve the right to deduct this fee during the Annuity Period, pro rata from each annuity payment.


(5) The Predictor Plus, Predictor and GMIB I rider charge is imposed on the Income Base annually in arrears on each Contract Anniversary. The rider charge is deducted pro rata from each subaccount, the Fixed Account and the EDCA Guaranteed Account. The Income Base is based on the greater of premiums accumulated with interest and the greatest anniversary value for the Contract, subject to certain limitations. The charge for the Guaranteed Minimum Income Benefit will not be assessed after annuitization. If you elect an Optional Reset of the Guaranteed Minimum Income Benefit, as permitted under the Predictor Plus, we may increase the Guaranteed Minimum Income Benefit charge to the then current charge, but no more than a maximum of 1.50% of the Income Base. Different charges for the Predictor and GMIB I were in effect prior to May 1, 2005. See "GUARANTEED MINIMUM INCOME BENEFIT" for more information.



(6) The Guaranteed Withdrawal Benefit rider charge is imposed on the Guaranteed Withdrawal Amount annually in arrears on each Contract Anniversary. The rider charge is deducted pro rata from each subaccount, the Fixed Account and the EDCA Guaranteed Account. The Guaranteed Withdrawal Amount initially equals your purchase payments (and any applicable GWB Bonus Amount). If you elect an Optional Reset of the Guaranteed Withdrawal Benefit on the third (Enhanced GWB only) or fifth Contract Anniversary, or thereafter as permitted under this benefit, we may increase the Guaranteed Withdrawal Benefit charge to the then current charge, but no more than a maximum of 0.95% of the Guaranteed Withdrawal Amount. See "GUARANTEED WITHDRAWAL BENEFIT" for more information.

(7) The Guaranteed Minimum Accumulation Benefit Rider Charge is imposed on the Guaranteed Accumulation Amount annually in arrears on each Contract Anniversary. The rider charge is deducted pro rata from the Asset Allocation subaccount and the EDCA Guaranteed Account. The Guaranteed Accumulation Amount equals a percentage of the purchase payments you made during the first 120 days that you held the Contract, less reductions for any withdrawals (and related withdrawal charges) that you made at any time before the Rider Maturity Date. The percentage of purchase payments made that determines the guaranteed amount range from 110% to 130%, depending on the Asset Allocation subaccount you selected. See "GUARANTEED MINIMUM ACCUMULATION BENEFIT" for more information.

     The next item shows the minimum and maximum total operating expenses charged by the Eligible Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Eligible Fund's fees and expenses is contained below and in the prospectus for each Eligible Fund.

RANGE OF ELIGIBLE FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                              MINIMUM   MAXIMUM
                                                              -------   -------
Total Annual Eligible Fund Operating Expenses

(expenses that are deducted from Eligible Fund assets,
including management fees, distribution (12b-1) fees, and
other expenses).............................................    .54%     4.54%

                                                              MINIMUM   MAXIMUM
                                                              -------   -------
Net Total Annual Eligible Fund Operating Expenses(1)

(expenses that are deducted from Eligible Fund assets,
including management fees, distribution (12b-1) fees, and
other expenses after any applicable waiver or reimbursement
arrangement)................................................    .53%     1.44%

NOTE:
(1) The range of Net Total Annual Eligible Fund Operating Expenses takes into account contractual arrangements for certain Eligible Funds that require the investment adviser to reimburse or waive Eligible Fund operating expenses until April 30, 2007, as described in more detail below.

     The following table shows the annual operating expenses for each Eligible Fund for the year ended December 31, 2005, before and after any applicable contractual expense subsidy or expense deferral arrangement:

ANNUAL ELIGIBLE FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)(1)

                                                                                       GROSS     CONTRACTUAL
                                                                                       TOTAL      EXPENSES      NET TOTAL
                                                    MANAGEMENT    12B-1     OTHER      ANNUAL    SUBSIDY OR      ANNUAL
                                                       FEES      FEES(2)   EXPENSES   EXPENSES    DEFERRAL     EXPENSES(3)
                                                    ----------   -------   --------   --------   -----------   -----------
METROPOLITAN SERIES FUND, INC.
"METROPOLITAN FUND"(4)
BlackRock Money Market Portfolio(5)...............     .35%        .25%      .07%       .67%          .01%         .66%
Western Asset Management U.S. Government Portfolio
  Class B.........................................      54%        .25%      .07%       .86%            0%         .86%
Western Asset Management U.S. Government Portfolio
  Class E(9)......................................     .54%        .15%      .07%       .76%            0%         .76%
BlackRock Bond Income Portfolio(5)................     .40%        .25%      .07%       .72%            0%         .72%
Lehman Brothers(R) Aggregate Bond Index
  Portfolio(5)....................................     .25%        .25%      .06%       .56%          .01%         .55%
Western Asset Management Strategic Bond
  Opportunities Portfolio Class B(9)..............     .65%        .25%      .10%      1.00%            0%        1.00%
Western Asset Management Strategic Bond
  Opportunities Portfolio Class E(9)..............     .65%        .15%      .10%       .90%          .00%         .90%
BlackRock Diversified Portfolio...................     .44%        .25%      .06%       .75%            0%         .75%
MFS Total Return Portfolio(5).....................     .57%        .25%      .16%       .98%            0%         .98%
Harris Oakmark Focused Value Portfolio Class
  B(9)............................................     .73%        .25%      .04%      1.02%            0%        1.02%

                                                                                       GROSS     CONTRACTUAL
                                                                                       TOTAL      EXPENSES      NET TOTAL
                                                    MANAGEMENT    12B-1     OTHER      ANNUAL    SUBSIDY OR      ANNUAL
                                                       FEES      FEES(2)   EXPENSES   EXPENSES    DEFERRAL     EXPENSES(3)
                                                    ----------   -------   --------   --------   -----------   -----------
Harris Oakmark Focused Value Portfolio Class
  E(9)............................................     .73%        .15%      .04%       .92%            0%         .92%
BlackRock Large Cap Value Portfolio Class
  B(5)(9)(7)......................................     .70%        .25%      .15%      1.10%            0%        1.10%
BlackRock Large Cap Value Portfolio Class
  E(5)(9)(7)......................................     .70%        .15%      .15%      1.00%            0%        1.00%
Davis Venture Value Portfolio Class B(9)..........     .72%        .25%      .04%      1.01%            0%        1.01%
Davis Venture Value Portfolio Class E(9)..........     .72%        .15%      .04%       .91%            0%         .91%
FI Value Leaders Portfolio Class B(9).............     .66%        .25%      .07%       .98%            0%         .98%
FI Value Leaders Portfolio Class E(9).............     .66%        .15%      .07%       .88%            0%         .88%
Harris Oakmark Large Cap Value Portfolio Class
  B(9)............................................     .72%        .25%      .06%      1.03%            0%        1.03%
Harris Oakmark Large Cap Value Portfolio Class
  E(9)............................................     .72%        .15%      .06%       .93%            0%         .93%
Neuberger Berman Mid Cap Value Portfolio..........     .67%        .25%      .09%      1.01%            0%        1.01%
Oppenheimer Global Equity Portfolio...............     .60%        .25%      .33%      1.18%            0%        1.18%
BlackRock Strategic Value Portfolio Class B(9)....     .83%        .25%      .06%      1.14%            0%        1.14%
BlackRock Strategic Value Portfolio Class E(9)....     .83%        .15%      .06%      1.04%            0%        1.04%
BlackRock Investment Trust Portfolio..............     .49%        .25%      .06%       .80%            0%         .80%
MetLife Stock Index Portfolio(5)..................     .25%        .25%      .04%       .54%          .01%         .53%
FI Mid Cap Opportunities Portfolio................     .68%        .25%      .07%      1.00%            0%        1.00%
MetLife Mid Cap Stock Index Portfolio(5)..........     .25%        .25%      .09%       .59%          .01%         .58%
FI International Stock Portfolio Class B(9).......     .86%        .25%      .20%      1.31%            0%        1.31%
FI International Stock Portfolio Class E(9).......     .86%        .15%      .20%      1.21%            0%        1.21%
Morgan Stanley EAFE(R) Index Portfolio(5).........     .30%        .25%      .22%       .77%          .01%         .76%
BlackRock Legacy Large Cap Growth Portfolio Class
  B(9)............................................     .73%        .25%      .07%      1.05%            0%        1.05%
BlackRock Legacy Large Cap Growth Portfolio Class
  E(9)............................................     .73%        .15%      .07%       .95%            0%         .95%
FI Large Cap Portfolio(5).........................     .80%        .25%      .06%      1.11%            0%        1.11%
Jennison Growth Portfolio Class B(9)..............     .64%        .25%      .05%       .94%            0%         .94%
Jennison Growth Portfolio Class E(9)..............     .64%        .15%      .05%       .84%            0%         .84%
T. Rowe Price Large Cap Growth Portfolio(5).......     .60%        .25%      .12%       .97%            0%         .97%
Loomis Sayles Small Cap Portfolio Class B(5)(9)...     .90%        .25%      .08%      1.23%          .05%        1.18%
Loomis Sayles Small Cap Portfolio Class E(5)(9)...     .90%        .15%      .08%      1.13%          .05%        1.08%
Russell 2000(R) Index Portfolio(5)................     .25%        .25%      .11%       .61%          .01%         .60%
BlackRock Aggressive Growth Portfolio.............     .73%        .25%      .06%      1.04%            0%        1.04%
Franklin Templeton Small Cap Growth
  Portfolio(5)(7).................................     .90%        .25%      .23%      1.38%            0%        1.38%
T. Rowe Price Small Cap Growth Portfolio..........     .51%        .25%      .09%       .85%            0%         .85%
MET INVESTORS SERIES TRUST(4)
PIMCO Total Return Portfolio(7)...................     .50%        .25%      .07%       .82%            0%         .82%
Lord Abbett Bond Debenture Portfolio..............     .51%        .25%      .05%       .81%            0%         .81%
PIMCO Inflation Protected Bond Portfolio(6).......     .50%        .25%      .05%       .80%            0%         .80%
Neuberger Berman Real Estate Portfolio(6).........     .67%        .25%      .03%       .95%            0%         .95%
Legg Mason Value Equity Portfolio Class
  B(6)(9)(12).....................................     .70%        .25%     3.59%      4.54%         3.49%        1.05%
Legg Mason Value Equity Portfolio Class
  E(6)(9)(12).....................................     .70%        .15%      .45%      1.30%          .35%         .95%
Lazard Mid-Cap Portfolio(6).......................     .70%        .25%      .09%      1.04%            0%        1.04%
Harris Oakmark International Portfolio Class
  B(6)(8).........................................     .82%        .25%      .13%      1.20%            0%        1.20%
Harris Oakmark International Portfolio Class
  E(6)(8).........................................     .82%        .15%      .13%      1.10%            0%        1.10%
MFS Research International Portfolio(6)(7)........     .74%        .25%      .23%      1.22%            0%        1.22%
Janus Aggressive Growth Portfolio(6)..............     .67%        .25%      .05%      0.97%            0%         .97%
Oppenheimer Capital Appreciation
  Portfolio(6)(7).................................     .59%        .25%      .10%       .94%            0%         .94%
T. Rowe Price Mid-Cap Growth Portfolio(6).........     .75%        .25%      .07%      1.07%            0%        1.07%
Met/AIM Small Cap Growth Portfolio(6)(7)..........     .90%        .25%      .11%      1.26%            0%        1.26%
RCM Global Technology Portfolio(6)(7).............     .92%        .25%      .27%      1.44%            0%        1.44%

                                                                                       GROSS     CONTRACTUAL
                                                                                       TOTAL      EXPENSES      NET TOTAL
                                                    MANAGEMENT    12B-1     OTHER      ANNUAL    SUBSIDY OR      ANNUAL
                                                       FEES      FEES(2)   EXPENSES   EXPENSES    DEFERRAL     EXPENSES(3)
                                                    ----------   -------   --------   --------   -----------   -----------
AMERICAN FUNDS INSURANCE SERIES(4)
American Funds Bond Portfolio.....................     .43%        .25%      .01%       .69%            0%         .69%
American Funds Growth-Income Fund.................     .28%        .25%      .01%       .54%            0%         .54%
American Funds Global Small Capitalization Fund...     .74%        .25%      .05%      1.04%            0%        1.04%
American Funds Growth Fund........................     .33%        .25%      .02%       .60%            0%         .60%



                                                                                                                     NET TOTAL
                                                                                                                      ANNUAL
                                                                                                                     EXPENSES
                                                                                                                     INCLUDING
                                                                            GROSS     CONTRACTUAL                  ESTIMATED NET
                                                                            TOTAL       EXPENSE      NET TOTAL      EXPENSES OF
                                    MANAGEMENT      12B-1        OTHER      ANNUAL    SUBSIDY OR      ANNUAL        UNDERLYING
                                       FEES        FEES(2)      EXPENSES   EXPENSES    DEFERRAL     EXPENSES(3)    PORTFOLIOS(3)
                                    ----------   ------------   --------   --------   -----------   -----------   ---------------
METROPOLITAN FUND-ASSET ALLOCATION
  PORTFOLIOS(4)
MetLife Conservative Allocation
  Portfolio Class B(5)(10)........     .10%          .25%         .95%      1.30%          .95%         .35%            .98%
MetLife Conservative to Moderate
  Allocation Portfolio Class
  B(5)(10)........................     .10%          .25%         .31%       .66%          .31%         .35%           1.00%
MetLife Moderate Allocation
  Portfolio Class B(5)(10)........     .10%          .25%         .19%       .54%          .19%         .35%           1.04%
MetLife Moderate to Aggressive
  Portfolio Class B(5)(10)........     .10%          .25%         .24%       .59%          .24%         .35%           1.06%
MetLife Aggressive Allocation
  Portfolio Class B(5)(10)........     .10%          .25%        1.66%      2.01%         1.66%         .35%           1.07%
MET INVESTORS SERIES TRUST --
  ETF PORTFOLIOS(4)
Annual Cyclical Growth and Income
  ETF Portfolio Class B(6)(11)....     .45%          .25%        3.03%      3.73%         2.93%         .80%           1.13%
Cyclical Growth ETF Portfolio
  Class B(6)(11)..................     .45%          .25%        1.89%      2.59%         1.79%         .80%           1.18%


NOTES:


(1) The Eligible Fund expenses used to prepare this table were provided to us by the Eligible Funds. We have not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2005. Current or future expenses may be greater or less than those shown.


(2) The Metropolitan Fund, Met Investors Series Trust, and American Funds Insurance Series have each adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in the relevant Fund's prospectus.


(3) Net Total Contractual Annual Expenses do not reflect any expense reductions resulting from directed brokerage arrangements or voluntary waivers.


(4) Our affiliate, MetLife Advisers, LLC ("MetLife Advisers") is the investment manager for the Portfolios of the Metropolitan Fund, including the Metropolitan Fund--Asset Allocation Portfolios. Our affiliate, Met Investors Advisory LLC ("Met Investors Advisory") is the manager of the Portfolios of the Met Investors Series Trust. Capital Research and Management Company is the investment adviser of the American Funds Insurance Series.


(5) MetLife Advisers and the Metropolitan Fund have entered into an Expense Agreement under which MetLife Advisers will waive management fees and/or pay expenses (other than brokerage costs, interest, taxes or extraordinary expenses) of certain Portfolios so that total annual expenses of these Portfolios will not exceed, at any time prior to April 30, 2007, the following percentages: 1.20% for the FI Large Cap Portfolio, .35% for the MetLife Conservative Allocation Portfolio; .35% for the MetLife Conservative to Moderate Allocation Portfolio; .35% for the MetLife Moderate Allocation Portfolio; .35% for the MetLife Moderate to Aggressive Allocation Portfolio; and .35% for the MetLife Aggressive Allocation Portfolio. Under the agreement, if certain conditions are met, MetLife Advisers may be reimbursed and expenses paid with respect to the BlackRock Large Cap Value Portfolio, Franklin Templeton Small Cap Growth Portfolio and the Asset Allocation Portfolios if, in the future, actual expenses of these portfolios are less than these expense limits. MetLife Advisers has contractually agreed, until at least April 30, 2007, to reduce the Management Fee by the following percentages: .05% on all assets for the Loomis Sayles Small Cap Portfolio; .006% on all assets for the Lehman Brothers Aggregate Bond Index Portfolio; .007% on all assets for the MetLife Stock Index Portfolio; .007% on all assets for the MetLife Mid Cap Stock Index Portfolio; .007% on all assets for the Russell 2000 Index Portfolio; .007% on all assets for the Morgan Stanley EAFE Index Portfolio; .025% on assets in excess of $1 billion and less than $2 billion for the BlackRock Bond Income Portfolio; .005% on the first $500 million of assets and .015% on the next $500 million of assets for the BlackRock Money Market Portfolio; and .015% on the first $50 million of assets for the T. Rowe Price Large Cap Growth Portfolio. Management fees shown in the table for the MFS Total Return Portfolio have been restated to reflect a new fee schedule that came into effect May 1, 2006. The FI Large Cap Portfolios total annual expenses have been restated to reflect the reorganization of another Portfolio into this one, which occurred as of the end of business on April 28, 2006. The expenses of the FI Large Cap Portfolio have also been restated to reflect contractual arrangements in effect on May 1, 2006.



(6) Met Investors Advisory and Met Investors Series Trust have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that the total annual expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses) will not exceed, at any time prior to April 30, 2007, the following percentages: .80% for the Cyclical Growth and Income ETF Portfolio, .80% for the Cyclical Growth ETF Portfolio, 1.05% for the Legg Mason Value Equity Portfolio (Class B) and 0.95% (Class E), 1.15% for the Neuberger Berman Real Estate Portfolio; 1.15% for the Janus Aggressive Growth Portfolio; 1.05% for the Lazard Mid-Cap Portfolio; 1.15% for the T. Rowe Price Mid-Cap Growth Portfolio; .90% for the PIMCO Inflation Protected Bond Portfolio; 1.30% for the Met/AIM Small Cap Growth Portfolio; 1.35% (Class
     B) and 1.25% (Class E) for the Harris Oakmark International Portfolio; 1.25% for the MFS Research International Portfolio; 1.00% for the Oppenheimer Capital Appreciation Portfolio; and 1.35% for the RCM Global Technology Portfolio. Under certain circumstances, any fees waived or expenses reimbursed by the investment manager may be repaid to the investment manager if, in the future, actual expenses of these Portfolios are less than these expense limits. Due to certain brokerage commission recaptures not shown in the table, actual Net Total Annual Expenses for the RCM Global Technology Portfolio were 1.35% for the year ended December 31, 2005. Management fees shown in the table for the Lazard Mid-Cap Portfolio have been restated to reflect a new fee schedule that came into effect December 19, 2005.



(7) Certain amounts were recouped by the investment manager during 2005. The amounts repaid are reflected in Other Expenses and per Portfolio are: .02% for the BlackRock Large Cap Value Portfolio; .03% for the Franklin Templeton Small Cap Growth Portfolio; .04% for the MET/AIM Small Cap Growth Portfolio; .05% for the MFS Research International Portfolio; .05% for the Oppenheimer Capital Appreciation Portfolio; .01% for the PIMCO Total Return Portfolio; and .14% for the RCM Global Technology Portfolio.


(8) The Harris Oakmark International Portfolio Class E is only available to Contracts purchased prior to May 1, 2003. The Harris Oakmark International Portfolio Class B is only available to Contracts issued on or after May 1, 2003.


(9) Class E Shares of the Western Asset Management U.S. Government Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio, BlackRock Large Cap Value Portfolio, Davis Venture Value Portfolio, FI Value Leaders Portfolio, Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Legg Mason Value Equity Portfolio, BlackRock Strategic Value Portfolio, FI International Stock Portfolio, BlackRock Legacy Large Cap Growth Portfolio, Jennison Growth Portfolio, and Loomis Sayles Small Cap Portfolio are only available to Contracts issued prior to May 1, 2004. Class B Shares of these Portfolios are only available to Contracts issued on or after May 1, 2004.



(10) The MetLife Conservative Allocation, MetLife Conservative to Moderate Allocation, MetLife Moderate Allocation, MetLife Moderate to Aggressive Allocation and the MetLife Aggressive Allocation Portfolios (the "Asset Allocation Portfolios") are each "funds of funds" that invest substantially all of their respective assets in Class A shares of various other underlying portfolios. Each Asset Allocation Portfolio has its own expenses and also bears its pro rata portion of the operating expenses of the underlying portfolios in which the Asset Allocation Portfolio invests, including the management fee. The expenses of the underlying portfolios (after any applicable expense limitations) as of December 31, 2005 are:
     .63% for the MetLife Conservative

     Allocation Portfolio; .65% for the MetLife Conservative to Moderate Allocation Portfolio; .69% for the MetLife Moderate Allocation Portfolio; .71% for the MetLife Moderate to Aggressive Allocation Portfolio; and .72% for the MetLife Aggressive Allocation Portfolio. The Total Contractual Annual Expenses of the Asset Allocation Portfolios, including the weighted average of the total operating expenses of the underlying portfolios (before any applicable expense limitations) as of December 31, 2005 are:
     1.93% for the MetLife Conservative Allocation Portfolio; 1.31% for the MetLife Conservative to Moderate Allocation Portfolio; 1.23% for the MetLife Moderate Allocation Portfolio; 1.30% for the MetLife Moderate to Aggressive Allocation Portfolio; and 2.73% for the MetLife Aggressive Allocation Portfolio. Contract Owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of the Asset Allocation Portfolios. A Contract Owner who chooses to invest directly in the underlying portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.

(11) Each Portfolio was designed on established principles of asset allocation. Each Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment company, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying ETF or other investment company. The expenses of the Underlying ETFs and other investment companies are: 0.33% for Cyclical Growth and Income ETF Portfolio, and 0.38% for the Cyclical Growth ETF Portfolio. The expenses of the Underlying ETFs and other investment companies are based upon the weighted average of the total operating expenses of the Underlying ETFs or other investment company for the year ended December 31, 2005 (or in the case of Vanguard(R) U.S. Sector Index Funds, for the fiscal year ended August 31, 2005) according to such Underlying ETFs' and other investment companies' allocation targets in place as of December 31, 2005. See the prospectus for the portfolios for a description of the allocation targets for each portfolio. Total annual expenses are annualized based on the months the portfolios were in operation (commencement of operations was October 1, 2005).

(12) Total annual expenses for the Legg Mason Value Equity Portfolio are annualized based on the months the portfolio was in operation in 2005. Legg Mason Value Equity Portfolio commenced operations on November 1, 2005.

EXAMPLES

     These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Variable Account annual expenses, and Eligible Fund fees and expenses. (1)

     The examples assume that the Contract has (i) the Greater of Annual Step-Up or 5% Annual Increase Death Benefit, (ii) the Guaranteed Minimum Income Benefit Rider (Predictor Plus) and assuming the maximum charge permitted on an Optional Reset of 1.50% applies in all Contract years and (iii) the Earnings Preservation Benefit Rider.

     EXAMPLE 1. This Example assumes that you invest $10,000 in a Standard Class Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Eligible Funds (before reimbursement and/or waiver). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

     (1) If you surrender your Contract or annuitize under a period certain option for a specified period of less than 15 years (with applicable withdrawal charges deducted) at the end of the applicable time period:

                                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                               ------   -------   -------   --------
     (a).....................................................  $1,496   $2,893    $4,224     $7,452
     (b).....................................................  $1,104   $1,782    $2,483     $4,529

     (2) If you do not surrender your Contract or if you annuitize under a life contingency option or under a period certain option for a minimum specified period of 15 years (no withdrawal charges would be deducted (2)):

                                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                ------   -------   -------   --------
     (a)......................................................   $796    $2,353    $3,864     $7,452
     (b)......................................................   $404    $1,242    $2,123     $4,529

     EXAMPLE 2. This Example assumes that you invest $10,000 in a B Plus Class Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Eligible Funds (before reimbursement and/or waiver). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

     (1) If you surrender your Contract or annuitize under a period certain option for a specified period of less than 15 years (with applicable withdrawal charges deducted) at the end of the applicable time period:

                                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                               ------   -------   -------   --------
     (a).....................................................  $1,755   $3,238    $4,660     $7,876
     (b).....................................................  $1,349   $2,095    $2,882     $4,947

     (2) If you do not surrender your Contract or if you annuitize under a life contingency option or under a period certain option for a minimum specified period of 15 years (no withdrawal charges would be deducted (2)):

                                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                ------   -------   -------   --------
     (a)......................................................   $855    $2,518    $4,120     $7,876
     (b)......................................................   $449    $1,375    $2,342     $4,947

     EXAMPLE 3. This Example assumes that you invest $10,000 in a C Class Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Eligible Funds (before reimbursement and/or waiver). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

     (1) If you surrender your Contract, do not surrender your Contract, annuitize or do not annuitize at the end of the applicable time period (no withdrawal charges apply to the C Class):

                                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                ------   -------   -------   --------
     (a)......................................................   $828    $2,438    $3,991     $7,631
     (b)......................................................   $437    $1,340    $2,282     $4,822

     EXAMPLE 4. This Example assumes that you invest $10,000 in an L Class Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Eligible Funds (before reimbursement and/or waiver). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

     (1) If you surrender your Contract or annuitize under a period certain option for a specified period of less than 15 years (with applicable withdrawal charges deducted) at the end of the applicable time period:

                                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                               ------   -------   -------   --------
     (a).....................................................  $1,518   $2,863    $3,953     $7,577
     (b).....................................................  $1,127   $1,761    $2,235     $4,735

     (2) If you do not surrender your Contract or if you annuitize under a life contingency option or under a period certain option for a minimum specified period of 15 years (no withdrawal charges would be deducted (2)):

                                                                 1
                                                                YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                ----   -------   -------   --------
     (a)......................................................  $818   $2,413    $3,953     $7,577
     (b)......................................................  $427   $1,311    $2,235     $4,735

     EXAMPLE 5. This Example assumes that you invest $10,000 in a P Class Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Eligible Funds (before reimbursement and/or waiver). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

     (1) If you surrender your Contract or annuitize under a period certain option for a specified period of less than 15 years (with applicable withdrawal charges deducted) at the end of the applicable time period:

                                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                               ------   -------   -------   --------
     (a).....................................................  $1,586   $3,045    $4,362     $7,385
     (b).....................................................  $1,193   $1,931    $2,613     $4,431

     (2) If you do not surrender your Contract or if you annuitize under a life contingency option or under a period certain option for a minimum specified period of 15 years (no withdrawal charges would be deducted (2)):

                                                                 1
                                                                YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                ----   -------   -------   --------
     (a)......................................................  $786   $2,325    $3,822     $7,385
     (b)......................................................  $393   $1,211    $2,073     $4,431

     PLEASE REMEMBER THAT THE EXAMPLES ARE SIMPLY ILLUSTRATIONS AND DO NOT REPRESENT PAST OR FUTURE EXPENSES. Your actual expenses may be higher or lower than those reflected in the examples depending on the features you choose. Similarly your rate of return may be more or less than the 5% assumed in the examples.
NOTES:
(1) The examples do not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction). The examples use an average Contract Administrative Fee of .051% for the Standard Class; .034% for the B Plus Class; .058% for the C Class; .047% for the L Class; and .045% for the P Class. (See (4), on p. A-12.)
(2) If you subsequently withdraw the commuted value of amounts placed under any of these options, we will deduct from the amount you receive a portion of the Withdrawal Charge amount that would have been deducted when you originally applied the Contract proceeds to the option. (see "Withdrawal Charge" and "Annuity Options" for more information.)
--------------------------------------------------------------------------------
Condensed financial information containing the Accumulation Unit Value history appears at the end of this prospectus (p. A-73).

                             HOW THE CONTRACT WORKS

                                    PURCHASE

- You must select one of five Classes of the Contract, each of which has different Withdrawal Charges and Asset-Based Insurance Charges:

  - Standard Class
  - B Plus Class
  - C Class
  - L Class
  - P Class

- You can make a one-time investment or establish an ongoing investment program, subject to the Company's minimum and maximum purchase payment guidelines, which vary by Class.
                              ADDITIONAL PAYMENTS
- Generally may be made at any time, (subject to Company limits), but no purchase payments allowed: (1) during the seven years immediately preceding the Maturity Date for the Standard Class; nine years for the B Plus Class; three years for the L Class; and nine years for the P Class; or (2) after a Contract Owner (or the Annuitant, if not owned in an individual capacity) reaches age 91. Joint Contract Owners may not make a purchase payment after the older Contract Owner reaches age 86.

- Minimum $500 with certain exceptions (see page A-30).
                                  WITHDRAWALS

- You may make withdrawals from your Contract, subject to imposition of a Withdrawal Charge.

- No Withdrawal Charge applies to Class C. For the other Classes, you may withdraw the free withdrawal amount each Contract Year without incurring the Withdrawal Charge.

- In the first Contract Year, no free withdrawal amount is available unless it is part of a monthly systematic withdrawal program in which the monthly withdrawal amount does not exceed 1/12 of 10% of total purchase payments.
- After the first Contract Year, the annual free withdrawal amount is equal to 10% of total purchase payments, less the total free withdrawal amount previously withdrawn in the same Contract Year.

- Withdrawals may be taxable to the extent of gain.

- Prior to age 59 1/2 a 10% penalty tax may apply. A 25% penalty tax may apply upon surrender from a SIMPLE IRA within the first 2 years.

- Premium tax charge may apply.

- You may also elect the Guaranteed Withdrawal Benefit Rider, which provides a return of your purchase payments over time (subject to the requirements of the rider).

                                 DEATH PROCEEDS

- You will receive the Standard Death Benefit unless you chose to receive one of two enhanced death benefits -- the Annual Step-Up Death Benefit or the Greater of Annual Step-Up or 5% Annual Increase Death Benefit.

- Each of these enhanced death benefits will increase the Asset-Based Insurance Charge applicable to your Contract.

- You may also elect to purchase, for an additional charge, the Earnings Preservation Benefit Rider, which provides an additional death benefit to assist with covering taxes payable at death.

- Your Death Proceeds are guaranteed not to be less than your total purchase payments adjusted for any prior withdrawals (and, where applicable, net of premium tax charges).

- Death proceeds may be taxable.

- Premium tax charge may apply.

                                 CONTRACT VALUE

- You allocate payments to your choice, within limits, of Eligible Funds and/or the Fixed Account.
- The Contract Value reflects purchase payments, investment experience, interest credited on Fixed Account allocations, partial withdrawals and Contract charges.
- The Contract Value invested in the Eligible Funds is not guaranteed.
- Earnings in the Contract are free of any current income taxes (see page A-63).
- You may change the allocation of future payments, within limits, at any time.
- Prior to annuitization, you may transfer Contract Value among accounts, currently free of charge. (Special limits apply to situations that involve "market timing" and may apply to the Fixed Account.)

                              RETIREMENT BENEFITS

- Lifetime income options.
- Fixed and/or variable payout options.
- Retirement benefits may be taxable.
- A Guaranteed Minimum Income Benefit, which provides a "floor" on annuity payments.
- Premium tax charge may apply.

                              ADDITIONAL BENEFITS

- You pay no taxes on your investment as long as it remains in the Contract.

- You may withdraw your Contract Value at any time, less any applicable Withdrawal Charge, subject to any applicable tax law restrictions.

- We may waive the Withdrawal Charge on evidence of terminal illness, confinement to a nursing home, or permanent and total disability, if this benefit is available in your state.

                     DAILY DEDUCTION FROM VARIABLE ACCOUNT

- We deduct an Asset-Based Insurance Charge from the Contract Value daily. The amount of the charge depends upon the Class of Contract you select, the features you choose for your Contract, and the subaccounts you select. Asset-Based Insurance Charges (as an annual percentage of the daily net assets of each subaccount) for each Class and for each death benefit option prior to annuitization are:
  Standard Class -- MINIMUM-1.25%; MAXIMUM-1.60%
  B Plus Class -- MINIMUM-1.60%; MAXIMUM-1.95%
  C Class -- MINIMUM-1.60%; MAXIMUM-1.95%
  L Class -- MINIMUM-1.50%; MAXIMUM-1.85%
  P Class -- MINIMUM-1.15%; MAXIMUM-1.50%
  (These amounts increase by .25% for subaccounts investing in the American Funds Insurance Series)

- We reserve the right to impose an increased Asset-Based Insurance Charge on subaccounts that we add to the Contract in the future. The increase will not exceed the annual rate of 0.25% of average daily net assets in any such subaccounts.

- After annuitization, the amount of the Asset-Based Insurance Charge for each Class will be the charge that would apply for the standard death benefit, except that for the B Plus and P Class, the Asset-Based Insurance Charge will be 1.25% after annuitization. These amounts increase by .25% for Subaccounts investing in the American Funds Insurance Series.

- Investment advisory fees and operating expenses are deducted from the Eligible Fund assets daily.

                       ANNUAL CONTRACT ADMINISTRATIVE FEE

- We deduct a $30 Contract Administrative Fee from the Contract Value in the Variable Account on each anniversary while the Contract is in-force and on full withdrawal. We deduct a pro rata portion on annuitization. We do not deduct this fee during the accumulation period or on annuitization if the Contract Value is $50,000 or more. We reserve the right to deduct this fee during the Annuity Period, pro rata from each annuity payment.

                               WITHDRAWAL CHARGE

- No Withdrawal Charge applies to Class C.

- For the other Classes, we deduct a Withdrawal Charge (maximum of 9% of each purchase payment made) on certain full and partial withdrawals and certain annuitization transactions.

- You may withdraw the free withdrawal amount each Contract Year without incurring the Withdrawal Charge.

- The applicable Withdrawal Charge varies by Class (see page A-44).

                             OPTIONAL RIDER CHARGES

- Guaranteed Minimum Accumulation Benefit: 0.75% of the Guaranteed Accumulation Amount.

- Guaranteed Minimum Income Benefit Riders range: 0.50% - 0.75% of the Income Base (up to 1.50% upon Optional Reset)

- Guaranteed Withdrawal Benefit: 0.50% of the Guaranteed Withdrawal amount (up to 0.95% upon Optional Reset)

- Earnings Preservation Benefit: 0.25% deducted from Contract Value as an annual percentage of the daily net assets of each Subaccount

                               PREMIUM TAX CHARGE

- Where applicable, we deduct a premium tax charge from the Contract Value when annuity benefits commence.

                                  THE COMPANY

     We were organized as a stock life insurance company in Delaware in 1980 and are authorized to operate in all states, the District of Columbia and Puerto Rico. Formerly, we were a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into MetLife, an insurance company whose principal office is One Madison Avenue, New York, NY 10010. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. MetLife then became the parent of New England Variable Life Insurance Company which changed its name to "New England Life Insurance Company," (the "Company") and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. The Company is located at 501 Boylston Street, Boston, Massachusetts 02116.

     We are a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

                              THE VARIABLE ACCOUNT

     We established a separate investment account, New England Variable Annuity Separate Account (the "Variable Account"), under Delaware law on July 1, 1994, to hold the assets backing the Contracts. When the Company changed its domicile to Massachusetts on August 30, 1996 the Variable Account became subject to Massachusetts law. The Variable Account is registered as a unit investment trust under the Investment Company Act of 1940. The Variable Account may be used to support other variable annuity contracts besides the Contracts. The other contracts may have different charges, and provide different benefits.

     The assets of the Variable Account equal to its reserves and other contract liabilities are not available to meet the claims of the Company's general creditors. The income and realized and unrealized capital gains or losses of the Variable Account are credited to or charged against the Variable Account and not to other income, gains or losses of the Company. All obligations arising under the Contracts are, however, general corporate obligations of the Company.

     We allocate your purchase payments to the subaccounts that you elect. If you allocate purchase payments to the Variable Account, the value of Accumulation Units credited to your Contract and the amount of the variable annuity payments depend on the investment experience of the Eligible Fund (a mutual fund) in which your selected subaccount invests. We do not guarantee the investment performance of the Variable Account. You bear the full investment risk for all amounts allocated to the Variable Account.

                      INVESTMENTS OF THE VARIABLE ACCOUNT

     We will allocate your purchase payments to the subaccounts investing in one or more of the Eligible Funds you chose, which we list below. No sales charge will apply at the time you make your payment. You may change your selection of Eligible Funds for future purchase payments at any time free of charge. (See "Requests and Elections.") You can transfer to or from any Eligible Fund, subject to certain conditions. (See "Transfer Privilege.") You may allocate your Contract Value among the subaccounts (including the Fixed Account, with certain exceptions) as you choose at any one time (subject to limitation). However, you may not choose more than 18 subaccounts (including the Fixed Account) at the time you submit your initial purchase payment. You may not choose more than 18 subaccounts (including the Fixed Account) at the time, you submit a subsequent purchase payment unless you notify us of your chosen allocation one or more days prior to submitting the payment. You must allocate a minimum of $500 to each account you select unless the Company consents to lower amounts. We reserve the right to add or remove Eligible Funds from time to time. See "Substitution of Investments."

     Certain Eligible Funds have investment objectives and policies similar to other funds that may be managed by the same subadviser. The performance of the Eligible Funds, however, may be higher or lower than the other funds. We make no representation that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund, even if the other fund has the same subadviser.

     You'll find complete information about the Eligible Funds, including the risks associated with each, in the accompanying prospectuses. They should be read along with this prospectus.

     BLACKROCK MONEY MARKET PORTFOLIO

     The BlackRock Money Market Portfolio's investment objective is a high level of current income consistent with preservation of capital. An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the BlackRock Money Market Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the BlackRock Money Market Portfolio.

     During extended periods of low interest rates, the yields of the subaccount investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.

     WESTERN ASSET MANAGEMENT U.S. GOVERNMENT PORTFOLIO CLASS B (FORMERLY SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO)**

     The Western Asset Management U.S. Government Portfolio's investment objective is to maximize total return consistent with preservation of capital and maintenance of liquidity.

     BLACKROCK BOND INCOME PORTFOLIO

     The BlackRock Bond Income Portfolio's investment objective is a competitive total return primarily from investing in fixed-income securities.

     LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

     The Lehman Brothers Aggregate Bond Index Portfolio's investment objective is to equal the performance of the Lehman Brothers Aggregate Bond Index.

     WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES PORTFOLIO CLASS B (FORMERLY SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO)**

     The Western Asset Management Strategic Bond Opportunities Portfolio's investment objective is to maximize total return consistent with preservation of capital.

     BLACKROCK DIVERSIFIED PORTFOLIO

     The BlackRock Diversified Portfolio's investment objective is high total return while attempting to limit investment risk and preserve capital.

     MFS TOTAL RETURN PORTFOLIO

     The MFS Total Return Portfolio's investment objective is a favorable total return through investment in a diversified portfolio.

     HARRIS OAKMARK FOCUSED VALUE PORTFOLIO CLASS B**

     The Harris Oakmark Focused Value Portfolio's investment objective is long-term capital appreciation.

     BLACKROCK LARGE CAP VALUE PORTFOLIO CLASS B

     The BlackRock Large Cap Value Portfolio's investment objective is long-term growth of capital.

     DAVIS VENTURE VALUE PORTFOLIO CLASS B**

     The Davis Venture Value Portfolio's investment objective is growth of capital.

     FI VALUE LEADERS PORTFOLIO CLASS B**

     The FI Value Leaders Portfolio's investment objective is long-term growth of capital.

     HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO CLASS B**

     The Harris Oakmark Large Cap Value Portfolio's investment objective is long-term capital appreciation.

     NEUBERGER BERMAN MID CAP VALUE PORTFOLIO

     The Neuberger Berman Mid Cap Value Portfolio's investment objective is capital growth.

     OPPENHEIMER GLOBAL EQUITY PORTFOLIO

     The Oppenheimer Global Equity Portfolio's investment objective is capital appreciation.

     BLACKROCK STRATEGIC VALUE PORTFOLIO CLASS B

     The BlackRock Strategic Value Portfolio's investment objective is high total return, consisting principally of capital appreciation.

     BLACKROCK INVESTMENT TRUST PORTFOLIO

     The BlackRock Investment Trust Portfolio's investment objective is long-term growth of capital and income.

     METLIFE STOCK INDEX PORTFOLIO

     The MetLife Stock Index Portfolio's investment objective is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").

     FI MID CAP OPPORTUNITIES PORTFOLIO

     The FI Mid Cap Opportunities Portfolio's investment objective is long-term growth of capital.

     METLIFE MID CAP STOCK INDEX PORTFOLIO

     The MetLife Mid Cap Stock Index Portfolio's investment objective is to equal the performance of the Standard & Poor's MidCap 400 Composite Stock Price Index ("S&P MidCap 400 Index").

     FI INTERNATIONAL STOCK PORTFOLIO CLASS B**

     The FI International Stock Portfolio's investment objective is long-term growth of capital.

     MORGAN STANLEY EAFE INDEX PORTFOLIO

     The Morgan Stanley EAFE Index Portfolio's investment objective is to equal the performance of the MSCI EAFE(R) Index ("Morgan Stanley Capital International Europe Australasia Far East Index").

     BLACKROCK LEGACY LARGE CAP GROWTH CLASS B

     The BlackRock Legacy Large Cap Growth Portfolio's investment objective is long-term growth of capital.

     FI LARGE CAP PORTFOLIO

     The FI Large Cap Portfolio's investment objective is long-term growth of capital.

     JENNISON GROWTH PORTFOLIO CLASS B**

     The Jennison Growth Portfolio's investment objective is to seek long-term growth of capital.

     T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

     The T. Rowe Price Large Cap Growth Portfolio's investment objective is long-term growth of capital and, secondarily, dividend income.

     LOOMIS SAYLES SMALL CAP PORTFOLIO CLASS B**

     The Loomis Sayles Small Cap Portfolio's investment objective is long-term capital growth from investments in common stocks or other equity securities.

     RUSSELL 2000 INDEX PORTFOLIO

     The Russell 2000 Index Portfolio's investment objective is to equal the return of the Russell 2000 Index.

     BLACKROCK AGGRESSIVE GROWTH PORTFOLIO

     The BlackRock Aggressive Growth Portfolio's investment objective is maximum capital appreciation.

     FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

     The Franklin Templeton Small Cap Growth Portfolio's investment objective is long-term capital growth.

     T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

     The T. Rowe Price Small Cap Growth Portfolio's investment objective is long-term capital growth.

     PIMCO TOTAL RETURN PORTFOLIO

     The PIMCO Total Return Portfolio's investment objective is to seek maximum total return, consistent with the preservation of capital and prudent investment management.

     LORD ABBETT BOND DEBENTURE PORTFOLIO

     The Lord Abbett Bond Debenture Portfolio's investment objective is to provide high current income and the opportunity for capital appreciation to produce a high total return.


     PIMCO INFLATION PROTECTED BOND PORTFOLIO



     The PIMCO Inflation Protected Bond Portfolio's investment objective is to provide maximum real return, consistent with preservation of capital and prudent investment management.


     NEUBERGER BERMAN REAL ESTATE PORTFOLIO

     The Neuberger Berman Real Estate Portfolio's investment objective is to provide total return through investment in real estate securities, emphasizing both capital appreciation and current income.


     LEGG MASON VALUE EQUITY PORTFOLIO CLASS B** (FORMERLY MFS INVESTORS TRUST PORTFOLIO)



     The Legg Mason Value Equity Portfolio's investment objective is long-term growth of capital.



     LAZARD MID-CAP PORTFOLIO (FORMERLY MET/AIM MID CAP CORE EQUITY PORTFOLIO)



     The Lazard Mid-Cap Portfolio's investment objective is long-term growth of capital.


     HARRIS OAKMARK INTERNATIONAL PORTFOLIO CLASS B*

     The Harris Oakmark International Portfolio's investment objective is to seek long-term capital appreciation.

     MFS RESEARCH INTERNATIONAL PORTFOLIO

     The MFS Research International Portfolio's investment objective is capital appreciation.

     JANUS AGGRESSIVE GROWTH PORTFOLIO

     The Janus Aggressive Growth Portfolio's investment objective is to seek long-term growth of capital.

     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

     The Oppenheimer Capital Appreciation Portfolio's investment objective is capital appreciation.

     T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

     The T. Rowe Price Mid-Cap Growth Portfolio's investment objective is long-term growth of capital.

     MET/AIM SMALL CAP GROWTH PORTFOLIO

     The Met/AIM Small Cap Growth Portfolio's investment objective is long-term growth of capital.


     RCM GLOBAL TECHNOLOGY PORTFOLIO


     The RCM Global Technology Portfolio's investment objective is to seek capital appreciation; no consideration is given to income.


     AMERICAN FUNDS BOND FUND



     The American Funds Bond Fund's investment objective is to maximize current income and preserve capital by investing primarily in fixed-income securities.


     AMERICAN FUNDS GROWTH-INCOME FUND

     The American Funds Growth-Income Fund's investment objective is to seek capital appreciation and income.

     AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUND

     The American Funds Global Small Capitalization Fund's investment objective is to seek capital appreciation through stocks.

     AMERICAN FUNDS GROWTH FUND

     The American Funds Growth Fund's investment objective is to seek capital appreciation through stocks.

     METLIFE CONSERVATIVE ALLOCATION PORTFOLIO

     The MetLife Conservative Allocation Portfolio's investment objective is a high level of current income, with growth of capital as a secondary objective.

     METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO

     MetLife Conservative to Moderate Allocation Portfolio's investment objective is a high total return in the form of income and growth of capital, with a greater emphasis on income.

     METLIFE MODERATE ALLOCATION PORTFOLIO

     MetLife Moderate Allocation Portfolio's investment objective is to balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

     METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO

     MetLife Moderate to Aggressive Allocation Portfolio's investment objective is growth of capital.

     METLIFE AGGRESSIVE ALLOCATION PORTFOLIO

     MetLife Aggressive Allocation Portfolio's investment objective is growth of capital.


     CYCLICAL GROWTH AND INCOME ETF PORTFOLIO



     The Cyclical Growth and Income ETF Portfolio's investment objective is growth of capital and income.


     CYCLICAL GROWTH ETF PORTFOLIO

     The Cyclical Growth ETF Portfolio's investment objective is growth of capital.
------------

 * Class E shares of the Harris Oakmark International Portfolio are only available to Contracts issued prior to May 1, 2003.


** Class E shares of the Western Asset Management U.S. Government Portfolio,
   Western Asset Management Strategic Bond Opportunities Portfolio, BlackRock Large Cap Value Portfolio, Davis Venture Value Portfolio, FI Value Leaders Portfolio, Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Legg Mason Value Equity Portfolio, BlackRock Strategic Value Portfolio, FI International Stock Portfolio, BlackRock Legacy Large Cap Growth Portfolio, Jennison Growth Portfolio, and Loomis Sayles Small Cap Portfolio are only available to Contracts issued prior to May 1, 2004.

INVESTMENT ADVICE

     MetLife Advisers, an affiliate of the Company, serves as Investment Adviser for each Portfolio of the Metropolitan Fund. The chart below shows the Subadviser of each Portfolio. MetLife Advisers oversees and recommends the hiring or replacement of its Subadvisers and is ultimately responsible for the investment performance of these Eligible Funds. Each Subadviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.


PORTFOLIO                                                      SUBADVISER
---------                                                      ----------
BlackRock Money Market.....................................    BlackRock Advisors, Inc.
Western Asset Management U.S. Government(2)................    Western Asset Management Company(1)
BlackRock Bond Income(2)...................................    BlackRock Advisors, Inc.
Lehman Brothers Aggregate Bond Index.......................    Metropolitan Life Insurance Company
Western Asset Management Strategic Bond Opportunities(2)...    Western Asset Management Company(1)
BlackRock Diversified......................................    BlackRock Advisors, Inc.
MFS Total Return...........................................    Massachusetts Financial Services Company
Harris Oakmark Focused Value...............................    Harris Associates L.P.
BlackRock Large Cap Value..................................    BlackRock Advisors, Inc.
Davis Venture Value........................................    Davis Selected Advisers, L.P.(3)
FI Value Leaders...........................................    Fidelity Management & Research Company
Harris Oakmark Large Cap Value.............................    Harris Associates L.P.
Neuberger Berman Mid Cap Value.............................    Neuberger Berman Management Inc.
Oppenheimer Global Equity..................................    OppenheimerFunds, Inc.
BlackRock Strategic Value..................................    BlackRock Advisors, Inc.
BlackRock Investment Trust.................................    BlackRock Advisors, Inc.
MetLife Stock Index........................................    Metropolitan Life Insurance Company
FI Mid Cap Opportunities...................................    Fidelity Management & Research Company
MetLife Mid Cap Stock Index................................    Metropolitan Life Insurance Company
FI International Stock.....................................    Fidelity Management & Research Company
Morgan Stanley EAFE Index..................................    Metropolitan Life Insurance Company
BlackRock Legacy Large Cap Growth..........................    BlackRock Advisors, Inc.
FI Large Cap...............................................    Fidelity Management & Research Company
Jennison Growth............................................    Jennison Associates LLC
T. Rowe Price Large Cap Growth.............................    T. Rowe Price Associates, Inc.
Loomis Sayles Small Cap....................................    Loomis, Sayles & Company, L.P.
Russell 2000 Index.........................................    Metropolitan Life Insurance Company
BlackRock Aggressive Growth................................    BlackRock Advisors, Inc.
Franklin Templeton Small Cap Growth........................    Franklin Advisers, Inc.
T. Rowe Price Small Cap Growth.............................    T. Rowe Price Associates, Inc.
MetLife Conservative Allocation(4).........................    N/A(4)
MetLife Conservative to Moderate Allocation(4).............    N/A(4)
MetLife Moderate Allocation(4).............................    N/A(4)
MetLife Moderate to Aggressive Allocation(4)...............    N/A(4)
MetLife Aggressive Allocation(4)...........................    N/A(4)


------------


(1)On May 1, 2006, Western Asset Management Company replaced Salomon Brothers Asset Management Inc as subadviser.



(2)Effective May 1, 2006, Salomon Brothers U.S. Government Portfolio changed its name to Western Asset Management U.S. Government Portfolio and Salomon Brothers Strategic Bond Opportunities Portfolio changed its name to Western Asset Management Strategic Bond Opportunities Portfolio.



(3)Davis Selected Advisers, L.P. may delegate any of its responsibilities to Davis Selected Advisers--NY, Inc., a wholly-owned subsidiary.



(4)Metropolitan Fund Allocation Portfolios: The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio, and the MetLife Aggressive Allocation Portfolio (collectively, the "Asset Allocation Portfolios") are "fund of funds" that invest in Class A shares of a diversified group of other underlying portfolios (Eligible Funds) of the Metropolitan Fund and Met Investors Series. There is no subadviser, however, there is an Asset Allocation Committee of investment professionals at MetLife Advisers that are responsible for the management of the Allocation Portfolios. Each underlying fund has its own subadviser.

     For more information regarding the Investment Adviser and the Subadviser of the Metropolitan Fund Portfolios, see the Statement of Additional Information for the Contracts, and also see the Metropolitan Fund prospectus attached at the end of this prospectus and its Statement of Additional Information.

     Met Investors Advisory LLC (formerly, Met Investors Advisory Corp.) is an affiliate of the Company and is the Manager (i.e., investment adviser) for the Met Investors Series Trust Portfolios. Each of the Met Investors Series Trust Portfolios also has an Adviser (i.e., subadviser).


PORTFOLIO                                                      ADVISER (SUBADVISER)
---------                                                      --------------------
PIMCO Total Return.........................................    Pacific Investment Management Company
                                                               LLC
Lord Abbett Bond Debenture.................................    Lord, Abbett & Co. LLC
PIMCO Inflation Protected Bond.............................    Pacific Investment Management Company
                                                               LLC
Neuberger Berman Real Estate...............................    Neuberger Berman Management Inc.
Legg Mason Value Equity(1).................................    Legg Mason Capital Management, Inc.
Lazard Mid-Cap(3)..........................................    Lazard Asset Management LLC(2)
Harris Oakmark International...............................    Harris Associates L.P.
MFS Research International.................................    Massachusetts Financial Services Company
Janus Aggressive Growth....................................    Janus Capital Management LLC
Oppenheimer Capital Appreciation...........................    OppenheimerFunds, Inc.
T. Rowe Price Mid-Cap Growth...............................    T. Rowe Price Associates, Inc.
Met/AIM Small Cap Growth...................................    A I M Capital Management, Inc.
RCM Global Technology......................................    RCM Capital Management LLC
Cyclical Growth and Income ETF.............................    Gallatin Asset Management, Inc.
Cyclical Growth ETF........................................    Gallatin Asset Management, Inc.


------------


(1)On or about April 28, 2006 the MFS Investors Trust Portfolio of the Metropolitan Fund that had been offered as an Eligible Fund through that date merged with and into the Legg Mason Value Equity Portfolio.



(2)Effective December 19, 2005 Lazard Asset Management LLC replaced A I M Capital Management, Inc. as Adviser (subadviser).



(3)Effective December 19, 2005 Met/AIM Mid Cap Core Equity Portfolio Changed its name to Lazard Mid-Cap Portfolio.


     For more information regarding the Manager or Adviser of the Met Investors Series Trust Portfolios, see the Statement of Additional Information for the Contracts, and also see the Met Investors Series Trust prospectus attached at the end of this prospectus and its Statement of Additional Information.

     Capital Research and Management Company is the Investment Adviser for the American Funds Insurance Series Funds.


PORTFOLIO                                                      SUBADVISER
---------                                                      ----------
American Funds Bond Fund...................................    N/A
American Funds Growth-Income...............................    N/A
American Funds Global Small Capitalization.................    N/A
American Funds Growth......................................    N/A


     For more information about the Investment Adviser, see the American Funds Insurance Series prospectus attached at the end of this prospectus and its Statement of Additional Information.

     You can also get information about the Metropolitan Fund, Met Investors Series Trust and the American Funds Insurance Series (including a copy of the Statement of Additional Information) by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE ELIGIBLE FUNDS


     An investment adviser (other than our affiliates MetLife Advisers, LLC and Met Investors Advisory, LLC) or subadviser of an investment portfolio, or its affiliates, may compensate us and/or certain of our affiliates for administrative or other services relating to the Eligible Funds. The amount of the compensation is not deducted from Eligible Fund assets and does not decrease the Eligible Fund's investment return. The amount of the compensation is based on a percentage of assets of the Eligible Funds attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%. Additionally, an investment adviser or subadviser of an Eligible Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or its affiliate) with increased access to persons involved in the distribution of the Contracts.



     We and/or certain of our affiliated insurance companies have membership interests in our affiliated investment advisers MetLife Advisers, LLC, and Met Investors Advisory, LLC, which are formed as "limited liability companies." Our membership interests entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Eligible Fund. We may benefit accordingly from assets allocated to the Eligible Funds to the extent they result in profits to the advisers. (See "FEE TABLE--Annual Eligible Fund Operating Expenses" for information on the management fees paid by the Eligible Funds and the Statement of Additional Information for the Eligible Funds for information on the management fees paid by the advisers to the subadvisers.)



     Certain Eligible Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in the investment portfolio's prospectus. (See "FEE TABLE--Annual Eligible Fund Operating Expenses" and "DISTRIBUTION OF THE CONTRACTS.") The payments are deducted from assets of the Eligible Funds and are paid to our distributor, MetLife Investors Distribution Company. These payments decrease the Eligible Fund's investment return.



     We select the Eligible Funds offered through this contract based on several criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Eligible Fund's adviser or subadviser is one of our affiliates or whether the investment portfolio, its adviser, its subadviser(s), or an affiliate will compensate us or our affiliates for providing certain administrative and other services, as described above. In some cases, we have included Eligible Funds based on recommendations made by selling firms. We review the Eligible Funds periodically and may remove an Eligible Fund or limit its availability to new purchase payments and/or transfers of Contract Value if we determine that the Eligible Fund no longer meets one or more of the selection criteria, and/or if the Eligible Fund has not attracted significant allocations from owners.



     We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "DISTRIBUTION OF THE CONTRACTS.")


SHARE CLASSES OF THE ELIGIBLE FUNDS

     The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Contract. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Contract. The following classes of shares are available under the Contract:


     -- For the Metropolitan Fund, we offer Class B shares of the BlackRock
       Money Market, BlackRock Bond Income, Lehman Brothers Aggregate Bond Index, BlackRock Diversified, MFS Total Return, Neuberger Berman Mid Cap Value, BlackRock Investment Trust, MetLife Stock Index, FI Large Cap, FI Mid Cap Opportunities, MetLife Mid Cap Stock Index, Morgan Stanley EAFE Index, Oppenheimer Global Equity, T. Rowe Price Large Cap Growth, Russell 2000 Index, BlackRock Aggressive Growth, Franklin Templeton Small Cap Growth, T. Rowe Price Small Cap Growth, Metlife Conservative Allocation, MetLife Conservative to Moderate Allocation, MetLife Moderate Allocation, MetLife Moderate to Aggressive Allocation and MetLife Aggressive Allocation Portfolios; Class B shares of Western Asset Management U.S. Government, Western Asset Management Strategic Bond Opportunities, BlackRock Large Cap Value, Davis Venture Value, FI Value Leaders, Harris Oakmark Large Cap Value, Harris Oakmark Focused Value, BlackRock Strategic Value, FI International Stock, BlackRock Legacy Large Cap Growth, Jennison Growth and Loomis Sayles Small Cap Portfolios for Contracts issued on or after May 1, 2004 and Class E shares of these Portfolios for Contracts issued prior to May 1, 2004.



     -- For the Met Investors Series Trust, we offer Class B shares of all
       Portfolios except the Harris Oakmark International Portfolio, which is Class B for Contracts issued on or after May 1, 2003 and Class E for Contracts issued prior to May 1, 2003, and the Legg Mason Value Equity Portfolio, which is Class B for Contracts issued on or after May 1, 2004 and Class E for Contracts issued prior to May 1, 2004.


     -- For the American Funds Insurance Series, we offer Class 2 shares only.

     Additionally, shares of the Eligible Funds may be offered to insurance company separate accounts of both variable annuity and variable life insurance contracts and to Qualified Plans. Due to differences in tax treatment and other considerations, the interests of various contractowners participating in, and the interests of Qualified Plans investing in the Eligible Funds may conflict. The Eligible Funds will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.

SUBSTITUTION OF INVESTMENTS


     If investment in the Eligible Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may substitute another Eligible Fund or Funds without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future purchase payments, or both, for some or all classes of Contracts. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may close subaccounts to allocation of purchase payments or Contract Value, or both, for some or all classes of Contracts, at any time in our sole discretion. If automatic allocations (such as dollar cost averaging, asset rebalancing, or purchase payments made through our automated payment program) are being made to a subaccount that is closed or no longer available due to an Eligible Fund liquidation, and if you do not give us other instructions, then any amounts that would have gone into the closed subaccount will be allocated to the BlackRock Money Market Subaccount.


                                 FIXED ACCOUNT


     You may allocate purchase payments to the Fixed Account in states that have approved this option (except for Contracts purchased on or after May 1, 2003 for which the C Class has been selected, Contracts which are purchased on or after that date in the state of New York if the optional, Predictor or GMIB I is selected, or any Contracts which are purchased in New York state if the optional Guaranteed Withdrawal Benefit is selected). The Fixed Account is not available if the Predictor Plus or GMAB is selected. The Fixed Account is a part of our general account and offers a guaranteed interest rate. (See "THE OPERATION OF THE FIXED ACCOUNT" for more information.) During annuitization, the Fixed Account is not available but a fixed payment option is available.


                                 THE CONTRACTS


     We will issue the Standard Class, C Class, L Class and P Class contracts to an individual through the age of 85 in all states except New York. In New York we will issue the Standard Class to an individual through the age of 82; the L Class and C Class through the age of 85; and the P Class through the age of 80. The maximum issue age for the B Plus Class (for an individual or joint contract owners) is through the age of 80 in all states. Unless otherwise noted, information provided in each section is applicable to all contract classes.


     The Contract allows you to select one of several different charge structures, each referred to as a Class, based on your specific situation. Each Class imposes varying levels of Withdrawal Charges and Asset-Based Insurance Charges. THE ASSET-BASED INSURANCE CHARGE AMOUNTS DESCRIBED BELOW WILL INCREASE BY .25% FOR SUBACCOUNTS INVESTING IN THE AMERICAN FUNDS INSURANCE SERIES. Depending on your expectations and preferences, you can choose the Class that best meets your needs. Prior to issuance, you must select one of the following five available Classes of the Contract:

STANDARD CLASS

     If you do not select a Class, your Contract will be issued as a Standard Class Contract. The Standard Class imposes a Withdrawal Charge on withdrawals equal to a maximum of 7% of each purchase payment, reducing over 7 years. It also imposes an Asset-Based Insurance Charge that ranges from 1.25% to 1.60% during the accumulation period, depending on the death benefit that you select.

B PLUS CLASS


     If you select this Class, we will add a bonus amount to your Contract Value every time you make a purchase payment within the first Contract Year (with certain exceptions). The amount of the bonus is currently 4% of the amount of the purchase payment. The purchase payment bonus will be allocated among the subaccounts and the Fixed Account in the same manner as your purchase payments.

     The B Plus Class imposes a Withdrawal Charge on withdrawals equal to a maximum of 9% of each purchase payment, reducing over 9 years. It also imposes an Asset-Based Insurance Charge that ranges from 1.60% to 1.95% during the withdrawal charge period, depending on the death benefit that you select. This charge is reduced by 0.35% after the expiration of the withdrawal charge period. The Asset-Based Insurance Charge will be 1.25% after annuitization (see "Asset-Based Insurance Charge").

     Generally, an annuity with a purchase payment bonus may have higher charges and expenses than a similar annuity without a purchase payment bonus. Or, it may have less advantageous benefits and other features, or some combination of different charges and benefits. Alternatively, the charges and features could be the same, but we could make less profit or pay lower commissions to sales agents, or both. Accordingly, you should always consider the expenses along with the benefits and other features to be sure any annuity or class of annuity meets your financial needs and goals. Additionally, the annuity purchase rates for the B Plus Class Contract are different than for other Classes (see "Amount of Annuity Payments").

     Under certain limited circumstances, we may take back the bonus (i.e., we may recapture it). If you cancel the Contract by returning it during the Free Look Period, we will deduct any bonus amounts from the refund amount. We will take back the premium credit as if it had never been applied if we recapture a purchase payment bonus. However, the amount returned to you will not be decreased by any investment loss and you will retain any investment gain attributable to the bonus.

C CLASS

     The C Class does not impose any Withdrawal Charge on withdrawals, but imposes a higher Asset-Based Insurance Charge than the Standard Class. This Asset-Based Insurance Charge ranges from 1.60% to 1.95% during the accumulation period, depending on the death benefit that you select.

L CLASS

     The L Class reduces the period of time that a Withdrawal Charge applies on withdrawals, but imposes a higher Asset-Based Insurance Charge than the Standard Class. Specifically, the L Class imposes a Withdrawal Charge on withdrawals for three years equal to a maximum of 7% of each purchase payment (reducing to 6% in the second year and 5% in the third year). It also imposes an Asset-Based Insurance Charge that ranges from 1.50% to 1.85% during the accumulation period, depending on the death benefit that you select.

P CLASS

     The P Class lengthens the period of time that a Withdrawal Charge is imposed on withdrawals, and imposes a lower Asset-Based Insurance Charge than the Standard Class. Specifically, the P Class imposes a Withdrawal Charge on withdrawals equal to a maximum of 8% of each purchase payment, reducing over 9 years. It also imposes an Asset-Based Insurance Charge that ranges from 1.15% to 1.50% during the accumulation period, depending on the death benefit that you select. The Asset-Based Insurance Charge will be 1.25% after annuitization (see "Asset-Based Insurance Charge").

PURCHASE PAYMENTS

     Currently, the Standard Class and P Class minimum initial purchase payment is $5,000 for non-qualified plans and $2,000 for qualified plans unless we agree otherwise. The minimum subsequent purchase payment for non-qualified or qualified plans is $500 unless we agree otherwise. We will accept a different amount if required by Federal tax law. For the C Class and L Class, the minimum initial investment is $25,000 and the minimum subsequent purchase payment is $500, unless we agree otherwise. For the B Plus Class, the minimum initial investment is $10,000 and the minimum subsequent purchase payment is $500, unless we agree otherwise. The following exceptions may apply.

     -- For the Standard and P Classes only, when the Contract is bought as part of an individual retirement account under Section 408(a) of the Internal Revenue Code (the "Code") or individual retirement annuity under Section 408(b) of the Code (both referred to as "IRAs"), or as a Roth IRA under
       Section 408A of the Code ("Roth IRA"), if you choose to have monthly purchase payments withdrawn from your financial institution account we will accept a monthly minimum of $100 in lieu of a single $2,000 initial purchase payment.

     -- For all other Contracts, we may accept monthly subsequent purchase payments as low as $100 per month if they are made through our automated payment program. The minimum initial purchase payment for the selected class must still be met.

     We may limit purchase payments made under a Contract. Currently, we may refuse any purchase payment in excess of a maximum of $1,000,000. We may limit purchase payments under a flexible purchase payment contract to three times the amount shown in the application for any given Contract year.

     NO PURCHASE PAYMENTS MAY BE MADE (1) WITHIN SEVEN YEARS PRIOR TO THE CONTRACT'S MATURITY DATE FOR THE STANDARD CLASS; NINE YEARS FOR THE B PLUS CLASS AND THE P CLASS; AND THREE YEARS FOR THE L CLASS OR (2) AFTER A CONTRACT OWNER (OR THE ANNUITANT, IF THE CONTRACT IS NOT OWNED BY AN INDIVIDUAL) REACHES AGE
91. FOR JOINT CONTRACT OWNERS, YOU MAY NOT MAKE A PURCHASE PAYMENT AFTER THE OLDER CONTRACT OWNER REACHES AGE 86.

     When we receive your completed application (information) and initial purchase payment, within two business days we will issue your Contract. The Contract Date is the date shown on your Contract. We will contact you if the application is incomplete and we need additional information. We will return initial purchase payments if the application is not complete within five business days unless you agree otherwise. We reserve the right to reject any application.

TEN DAY RIGHT TO REVIEW

     Within 10 days (or more where required by applicable state insurance law) after you receive your Contract you may return it to us or our agent for cancellation. Upon cancellation of the Contract, we will return to you the Contract Value. If required by the insurance law or regulations of the state in which your Contract is issued, however, we will refund all purchase payments made. If you have selected the B Plus Class and you return your Contract during this period, we will recapture the bonus credit amount. The amount returned to you will not be decreased by any investment loss and you will retain any investment gain attributable to the bonus.

ALLOCATION OF PURCHASE PAYMENTS

     When you purchase a Contract, you may allocate your purchase payments to the subaccounts and/or the Fixed Account (subject to limitations). You may not choose more than 18 subaccounts (including the Fixed Account) at the time you submit your initial purchase payment. You must allocate a minimum of $500 dollars to each account you select. However, for IRAs and Roth IRAs, if purchase payments are less than $2,000, you may allocate the payments to a maximum of four accounts. You may not choose more than 18 subaccounts (including the Fixed Account) at the time you submit a subsequent purchase payment unless you notify us of your chosen allocation one or more days prior to submitting the payment. We convert your purchase payments, allocated to the Eligible Funds, to a unit of interest known as an Accumulation Unit. The number of Accumulation Units credited to the Contract is determined by dividing the purchase payment by the Accumulation Unit Value for the selected subaccounts at the end of the valuation day we receive your purchase payment at our Annuity Administrative Office. (See "Requests and Elections" for more information on receipt of purchase payments.)

CONTRACT VALUE AND ACCUMULATION UNIT VALUE

     We determine the value of your Contract by multiplying the number of Accumulation Units credited to your Contract by the appropriate Accumulation Unit Values. The Accumulation Unit Value for each Class and subaccount depends on the net investment experience of its corresponding Eligible Fund and reflects the deduction of all fees and expenses.

     The Accumulation Unit Value of each Class of each subaccount was initially set at $1.00. We determine the Accumulation Unit Value by multiplying the most recent Accumulation Unit Value by the net investment factor for that day. The net investment factor is determined for each Class for each subaccount and reflects the change in net asset value per share of the corresponding Eligible Fund as of the close of regular trading on the New York Stock Exchange from the net asset value most recently determined, the amount of dividends or other distributions made by that Eligible Fund since the last determination of net asset value per share, and daily deductions from the average daily net asset value of the subaccount for the Separate Account annual expenses which vary depending upon the Class, death benefit, and subaccounts you choose. (See "Asset-Based Insurance Charge, Withdrawal Charge and Other Sales Deductions.") The net investment factor may be greater or less than one. We describe the formula for determining the net investment factor under the caption "Net Investment Factor" in the Statement of Additional Information.

     If you select the Fixed Account option, the total Contract Value includes the amount of Contract Value held in the Fixed Account. (See "THE FIXED ACCOUNT.")

PAYMENT ON DEATH PRIOR TO ANNUITIZATION

     Prior to annuitization, your Contract's Death Proceeds will be determined as of the end of the business day that we receive, at our Annuity Administration Office, both due proof of the death of: (1) you as Contract Owner; (2) the first Contract Owner to die, if your Contract has Joint Owners; or (3) the Annuitant, if your Contract is not owned in an individual capacity and an acceptable election for the payment method. (If there is no named Beneficiary under a joint Contract, the Death Proceeds will be paid to the surviving Contract Owner.)

     You will receive the Standard Death Benefit unless you chose to receive one of two enhanced death benefits--the Annual Step-Up Death Benefit or the Greater of Annual Step-Up or 5% Annual Increase Death Benefit. Each of these enhanced death benefits will increase the Asset-Based Insurance Charge applicable to your Contract. You may also elect to purchase, for an additional charge, the Earnings Preservation Benefit Rider, which provides an additional death benefit to assist with covering taxes payable at death, and/or the Guaranteed Minimum Income Benefit Rider, which provides a "floor" on annuity payments. After annuitization, the charge for the Earnings Preservation Benefit Rider and the Guaranteed Minimum Income Benefit Rider will not be assessed.

STANDARD DEATH BENEFIT

     The Standard Death Benefit at any time will be the greater of:

          (1) the Contract Value; or

          (2) total Purchase Payments, reduced proportionately by the percentage reduction in Contract Value attributable to each partial withdrawal (including any applicable Withdrawal Charge).

     If you are a natural person and change the Contract Owner to someone other than your spouse during the accumulation period, the Standard Death Benefit payable when the new Contract Owner dies will be the greater of:

          (1) the Contract Value; or

          (2) the Contract Value as of the effective date of the change of Contract Owner, increased by any purchase payments made and reduced proportionately by the percentage reduction in Contract Value attributable to any partial withdrawals (including any applicable Withdrawal Charge) taken after that date.

ANNUAL STEP-UP DEATH BENEFIT

     If you elect the Annual Step-Up Death Benefit, the death benefit will be the greater of:

          (1) the Contract Value; or

          (2) the Highest Anniversary Value as defined below.

     On the issue date, the Highest Anniversary Value is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value as recalculated will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Contract Value attributable to each subsequent partial withdrawal. On each Contract Anniversary prior to the Contract Owner's 81st birthday, the Highest Anniversary Value will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the Contract Value on the date of the recalculation.

     If you are a natural person and change the Contract Owner to someone other than your spouse, the death benefit is equal to the greatest of:

          (a) the Contract Value;

          (b) the Contract Value as of the effective date of the change of Contract Owner, increased by purchase payments received after that date and reduced proportionately by the percentage reduction in Contract Value attributable to each partial withdrawal (including any applicable Withdrawal Charge) made after that date; or

          (c) the Highest Anniversary Value, except that, on the effective date of the Contract Owner change, the Highest Anniversary Value will be recalculated and set equal to the Contract Value on that date.

     If a non-natural person owns the Contract, then the Annuitant shall be deemed to be Contract Owner in determining the death benefit. If Joint Owners are named, the age of the older will be used to determine the death benefit amount.

GREATER OF ANNUAL STEP-UP OR 5% ANNUAL INCREASE DEATH BENEFIT

     If you elect the Greater of Annual Step-Up or 5% Annual Increase Death Benefit, the death benefit will be the greater of:

          (1) the Contract Value; or

          (2) the Enhanced Death Benefit.

     The Enhanced Death Benefit is the greater of (a) or (b) below:

          (a) Highest Anniversary Value (as defined above for the Annual Step-Up Death Benefit).

          (b) Annual Increase Amount: On the Issue Date, the Annual Increase Amount is equal to your initial purchase payment. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:

             (i) is purchase payments accumulated at the Annual Increase Rate. The Annual Increase Rate is 5% per year through the Contract Anniversary immediately prior to the Contract Owner's 81st birthday, and 0% per year thereafter; and

             (ii) Withdrawal Adjustments accumulated at the Annual Increase Rate. A Withdrawal Adjustment is equal to the value of the Annual Increase Amount immediately prior to a withdrawal multiplied by the percentage reduction in Contract Value attributable to that partial withdrawal (including any applicable Withdrawal Charge).

     If you are a natural person and change the Contract Owner to someone other than your spouse, the death benefit is equal to the greater of the Contract Value or the Enhanced Death Benefit; however, for purposes of calculating the Enhanced Death Benefit:

          (a) the Highest Anniversary Value equals your Contract Value as of the date the Contract Owner is changed; and

          (b) the current Annual Increase Amount equals your Contract Value as of the date the Contract Owner is changed. After that date, the Contract Value on the date the Contract Owner is changed will be treated as the initial purchase payment, and purchase payments received and partial withdrawals taken (including any applicable Withdrawal Charge) prior to the changes of Contract Owner will not be taken into account.

     If a non-natural person owns the Contract, then the Annuitant will be treated as the Contract Owner in determining the death benefit. If Joint Owners are named, the age of the older will be used to determine the death benefit amount.

EARNINGS PRESERVATION BENEFIT RIDER

     The Earnings Preservation Benefit Rider is an optional rider that provides an additional death benefit ("Additional Death Benefit") to assist with covering income taxes payable upon death. This rider may not be suitable for all Contract Owners (particularly those approaching age 70 1/2) or in all circumstances. You should discuss with your registered representative whether this rider is appropriate for your needs and circumstances.

     The Additional Death Benefit Amount will be calculated upon the death of the first Owner or Joint Owner. If the spouse is the beneficiary and elects to continue the Contract, then he or she may: (1) continue the rider so that the Additional Death Benefit is payable upon his or her death; or (2) discontinue the rider and have the Additional Death Benefit that would have been payable at the Owner's death added to the Contract Value. The rider terminates, and the rider fee is no longer deducted, upon payment of the Additional Death Benefit.

     Before the Contract Anniversary immediately prior to the Contract Owner's 81st birthday, the Earnings Preservation Benefit is equal to the applicable Benefit Percentage from the table below times the amount calculated by (a)-(b) below:

          (a) is the death benefit under your Contract; and

          (b) total purchase payments not withdrawn. For purposes of calculating this value, partial withdrawals (including any applicable Withdrawal Charge) are first applied against earnings in the Contract and then against purchase payments.

     On or after the Contract Anniversary immediately prior to the Contract Owner's 81st birthday, the Earnings Preservation Benefit is equal to the applicable Benefit Percentage times the amount calculated by (a)-(b) below:

          (a) the death benefit amount on the Contract Anniversary immediately prior to the Contract Owner's 81st birthday, increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Contract Value attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge); and

          (b) total purchase payments not withdrawn. For purposes of calculating this value, partial withdrawals (including any applicable Withdrawal Charge) are first applied against earnings in the Contract, and then against purchase payments.

                               BENEFIT PERCENTAGE

    ISSUE AGE       PERCENTAGE
    ---------       ----------
Ages 69 or younger      40%
Ages 70-79              25%
Ages 80 and above        0%

     If a non-natural person owns the Contract, then the Annuitant will be treated as the Contract Owner in determining the Earnings Preservation Benefit. If Joint Owners are named, the age of the older Contract Owner will be used to determine the Earnings Preservation Benefit.

     WE DEDUCT A DAILY FEE AT THE ANNUAL RATE OF 0.25% OF AVERAGE DAILY NET ASSETS IN THE SUBACCOUNTS FOR THIS RIDER PRIOR TO ANNUITIZATION.

     Options for Death Proceeds. For non-tax qualified plans, the Code requires that if the Contract Owner (or, if applicable, Annuitant) dies prior to annuitization, we must pay Death Proceeds within 5 years from the date of death or apply the Death Proceeds to a payment option to begin within one year, but not to exceed the life or life expectancy of the beneficiary. We will pay the Death Proceeds, reduced by the amount of any applicable premium tax charge, in a lump sum or apply them to provide one or more of the fixed or variable methods of payment available (see "Annuity Options"). (Certain annuity payment options are not available for the Death Proceeds.) You may elect the form of payment during your lifetime (or during the Annuitant's lifetime, if the Contract is not owned by an individual). This election, particularly for Contracts issued in connection with retirement plans qualifying for tax benefited treatment, is subject to any applicable requirements of Federal tax law. For Death Proceeds to be paid other than immediately in lump sum, any portion in the Variable Account remains in the Variable Account until distribution begins. From the time the Death Proceeds are determined until complete distribution is made, any amount in the Variable Account will be subject to investment risk. The beneficiary bears such investment risk.

     If you have not elected a form of payment, your Beneficiary has 90 days after we receive due proof of death, at our Annuity Administrative Office, to make an election. If you make no election, your Contract will be continued if permitted under our rules then in effect. Whether and when such an election is made could affect when the Death Proceeds are deemed to be received under the tax laws.

     The Beneficiary may: (1) receive payment in a single sum; (2) receive payment in the form of certain annuity payment options that begin within one year of the date of death; or (3) if eligible, continue the Contract under the Beneficiary Continuation provision or the Spousal Continuation provision, as further described below. We may also offer a payment option under which your Beneficiary may receive payments, over a period not extending beyond his or her life expectancy, under a method of distribution similar to the distribution of required minimum distributions from Qualified Contracts. IF THE BENEFICIARY DOES NOT MAKE AN ELECTION WITHIN 90 DAYS AFTER WE RECEIVE DUE PROOF OF DEATH, AND THE BENEFICIARY IS ELIGIBLE FOR EITHER THE BENEFICIARY CONTINUATION OR THE SPOUSAL CONTINUATION PROVISION, WE WILL CONTINUE THE CONTRACT UNDER THE APPLICABLE PROVISION.


     There are comparable rules for distribution on the death of the Annuitant under tax-qualified plans. However, for the Qualified Contracts, if Death Proceeds are applied to a payment option, payment must begin no later than the end of the calendar year immediately following the year of death.



     Please check with your registered representative regarding the availability of the following in your state.



     We may also offer a payment option, for certain Qualified Contracts and Non-Qualified Contracts, under which your Beneficiary may receive payments, over a period not extending beyond his or her life expectancy, under a method of distribution similar to the distribution of required minimum distributions from Individual Retirement Accounts. If this option is elected, we will issue a new Contract to your Beneficiary in order to facilitate the distribution of payments. The new Contract will be of the same class as your Contract, except if your Contract is a B Plus Class Contract, in which case we will issue a C Class Contract. Your Beneficiary may choose any optional death benefit available under the new Contract. Upon the death of your Beneficiary, the death benefit would be required to be distributed to your Beneficiary's beneficiary at least as rapidly as under the method of distribution in effect at the time of your Beneficiary's death. Moreover, if the Beneficiary under a Qualified Contract is the Annuitant's spouse, the tax law also generally allows distributions to begin by the year in which the Annuitant would have reached 70 1/2 (which may be more or less than five years after the Annuitant's death). (See "Federal Income Tax Considerations.") To the extent permitted under tax law, and in accordance with our procedures, your designated Beneficiary is permitted to make additional purchase payments consisting of monies which are direct transfers (as permitted under tax law) from other Qualified or Non-Qualified Contracts, depending on which type of Contract you own, held in the name of the decedent. Your Beneficiary is also permitted to choose some of the optional benefits available under the Contract, but certain Contract provisions or programs may not be available.


     If you (or, if applicable, the Annuitant) die on or after annuitization, the remaining interest in the Contract will be distributed as quickly as under the method of distribution in effect on the date of death.

     --BENEFICIARY CONTINUATION

     Since tax law requires that Death Proceeds be distributed within five years after the death of a Contract Owner (or, if applicable, the Annuitant), the Beneficiary Continuation provision permits a Beneficiary to keep the Death Proceeds in the Contract and to continue the Contract for a period ending five years after the date of death. The Death Proceeds must meet our published minimum (currently $5,000 for non-tax qualified Contracts and $2,000 for tax qualified Contracts) in order for the Contract to be continued by any Beneficiary.

     IF THE BENEFICIARY DOES NOT MAKE AN ELECTION WITHIN 90 DAYS AFTER WE RECEIVE DUE PROOF OF DEATH, AT OUR ANNUITY ADMINISTRATIVE OFFICE, WE WILL CONTINUE THE CONTRACT UNDER THE BENEFICIARY CONTINUATION PROVISION FOR A PERIOD ENDING FIVE YEARS AFTER THE DATE OF DEATH. IF BENEFICIARY CONTINUATION IS NOT AVAILABLE BECAUSE THE BENEFICIARY'S SHARE OF THE DEATH PROCEEDS DOES NOT MEET OUR PUBLISHED MINIMUM, HOWEVER, WE WILL PAY THE DEATH PROCEEDS IN A SINGLE SUM UNLESS THE BENEFICIARY ELECTS A PERMISSIBLE ANNUITY PAYMENT OPTION WITHIN 90 DAYS AFTER WE RECEIVE DUE PROOF OF DEATH.

     The Death Proceeds become the Contract Value on the date of the continuation and are allocated among the accounts in the same proportion as they had been prior to the continuation. In addition, the Beneficiary will have the right to make transfers and fully or partially withdraw his or her portion of the Contract Value, but may not make further purchase payments or exercise the dollar cost averaging feature. No minimum guaranteed death benefit amount or Withdrawal Charge will apply. Five years from the date of death of the Contract Owner (or, if applicable, the Annuitant), we will pay the Beneficiary's Contract Value to the Beneficiary. If the Beneficiary dies during that five year period, the Beneficiary's death benefit is the Contract Value on the date when we receive due proof of death.

     --SPECIAL OPTIONS FOR SPOUSES

     Under the Spousal Continuation provision, the Contract may be continued after your death prior to annuitization in certain situations: if a Contract has spousal Joint Owners who are also the only Beneficiaries under the Contract, or if only one spouse is the Contract Owner (or, if applicable, the Annuitant) and the other spouse is the primary

Beneficiary. In either of these situations, the surviving spouse may elect, within 90 days after we receive due proof of your death, at our Annuity Administrative Office,:

          (1) to receive the Death Proceeds either in one sum or under a permitted payment option;

          (2) to continue the Contract under the Beneficiary Continuation provision; or

          (3) to continue the Contract under the Spousal Continuation provision with the surviving spouse as the Contract Owner (or, if applicable, the Annuitant).

     If the surviving spouse elects to continue the Contract under the Spousal Continuation provision, the Contract Value under the continued Contract will be adjusted as of the date we received due proof of death to an amount equal to the death benefit amount that would have been payable at the Contract Owner's death (excluding any amount that would have been payable under the Earnings Preservation Benefit Rider if the surviving spouse elects to continue the Rider). Any excess of the death benefit amount over the Contract Value will be allocated among the accounts in the same proportion as they had been prior to the continuation. The spouse is permitted to make additional purchase payments. The spouse is not permitted to choose any optional riders available under the contract unless the deceased spouse had previously purchased the benefit at issue of the contract.

     IF THE SURVIVING SPOUSE DOES NOT MAKE AN ELECTION WITHIN 90 DAYS AFTER WE RECEIVE DUE PROOF OF DEATH, WE WILL AUTOMATICALLY CONTINUE THE CONTRACT UNDER THE SPOUSAL CONTINUATION PROVISION IF OUR RULES PERMIT. Additionally we will treat the absence of an election as if the Earnings Preservation Benefit had been declined. The terms and conditions of the Contract that applied prior to the death will continue to apply, with certain exceptions described in the Contract.

TRANSFER PRIVILEGE

     --GENERAL

     Currently, you may transfer your Contract Value among subaccounts and/or the Fixed Account without incurring federal income tax consequences. It is not clear, however, whether the Internal Revenue Service will limit the number of transfers between subaccounts and/or the Fixed Account. See the Statement of Additional Information about the Contracts, "Tax Status of the Contract."


     We currently do not charge a transfer fee or limit the number of transfers. We reserve the right to limit transfers and to charge a transfer fee of up to $25. We will not restrict transfers to less than 12. If we do change our policy, we will notify you in advance. You may not make a transfer to more than 18 subaccounts (including the Fixed Account) at any time if the request is made by telephone to our voice response system or by Internet. A request to transfer to more than 18 subaccounts (including the Fixed Account) may be made by calling our Annuity Administrative Office. If you have elected the GMAB rider, no transfers are permitted while this rider is in effect except under the EDCA program (see "Guaranteed Minimum Accumulation Benefit").


     Currently we allow a maximum of $500,000 and a minimum of $500 for each transfer unless otherwise agreed. (If a subaccount contains less than $500, that full amount may be transferred to a subaccount in which you already invested, or you may transfer this amount in combination with Contract Value from another subaccount so that the total transferred to the new subaccount is at least $500.)


     During the Annuity Period, you may not make any transfers to the Fixed Account if you are receiving payments under a variable payment option. No transfers are allowed if you are receiving payments under a fixed payment option. Additionally, during the Annuity Period, the following subaccounts are currently not available: Western Asset Management U.S. Government--Class B, Western Asset Management Strategic Bond Opportunities--Class B, BlackRock Diversified--Class B, MFS Total Return--Class B, BlackRock Large Cap Value--Class B, David Venture Value--Class B, FI Value Leaders--Class B, Harris Oakmark Large Cap Value--Class B, Harris Oakmark Focused Value--Class B, BlackRock Strategic Value--Class B, FI International Stock--Class B, Oppenheimer Global Equity--Class B, BlackRock Legacy Large Cap Growth--Class B, Jennison Growth--Class B, T. Rowe Price Large Cap Growth--Class B, Loomis Sayles Small Cap--Class B, BlackRock Aggressive Growth--Class B, T. Rowe Price Small Cap Growth--Class B, Neuberger Berman Real Estate--Class B, Oppenheimer Capital Appreciation--Class B, MetLife Conservative Allocation, MetLife Conservative to Moderate Allocation, MetLife Moderate Allocation, MetLife Moderate to Aggressive Allocation MetLife Aggressive Allocation, Cyclical Growth and Income ETF, Cyclical Growth ETF, American Funds Bond, PIMCO Inflation Protected Bond and FI Large Cap subaccounts. Under Contracts issued in New York, you may not transfer any Contract Value to any Portfolio of the American Funds Insurance Series during the Annuity Period.


     We will treat as one transfer all transfers requested by you on the same day for all Contracts you own. For multiple transfers requested on the same day, which exceed the $500,000 maximum, we will not execute any amount of the transfer. We will make transfers at the Accumulation Unit Values next determined after we receive your request at our Annuity Administrative Office.

     See "Requests and Elections" for information regarding transfers made by written request, by telephone or by Internet.

     We may distribute your Contract Value among as many subaccounts as you choose (including the Fixed Account) at any time. You must allocate a minimum of $500 dollars per account. We will not process transfer requests not complying with this rule.

     --MARKET TIMING


     Frequent requests from Contract Owners to transfer Contract Value may dilute the value of an Eligible Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Eligible Fund and the reflection of that change in the Eligible Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Eligible Funds and may disrupt Eligible Fund management strategy, requiring an Eligible Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Eligible Funds, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., Annuitants and Beneficiaries).



     We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Eligible Funds (i.e., the American Funds Series -- Global Small Capitalization Fund, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, MFS Research International Portfolio, BlackRock Strategic Value Portfolio, FI International Stock Portfolio, Franklin-Templeton Small Cap Growth Portfolio, Loomis Sayles Small Cap Portfolio, Morgan Stanley EAFE Index Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000(R) Index Portfolio,
T. Rowe Price Small Cap Growth Portfolio and Western Asset Management Strategic Bond Opportunities Portfolio), and we monitor transfer activity in those Eligible Funds (the "Monitored Portfolios"). We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap and high-yield Eligible Funds, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Contract Value; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.



     We do not believe that other Eligible Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Eligible Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Eligible Funds, we rely on the underlying Eligible Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.



     Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Contract Owners or other persons who have an interest in the Contracts, we require all future transfer requests to or from any Monitored Portfolios or other identified Eligible Funds under that Contract to be submitted with an original signature.



     Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.



     The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Eligible Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect owners and other persons with interests in the contracts. We do not accommodate market timing in any Eligible Funds and there are no arrangements in place to permit any contract owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.



     The Eligible Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares and we reserve the right to enforce these policies and procedures. For example, Eligible Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Eligible Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Contract Owners and other persons with interests in the contracts should be aware that we currently may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Eligible Funds. However, under rules recently adopted by the Securities and Exchange Commission, effective October 16, 2006 we will be required to (1) enter into a written agreement with each Eligible Fund or its principal underwriter that will obligate us to provide to the Eligible Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Eligible Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading policies established by the Eligible Fund.



     In addition, contract owners and other persons with interests in the contracts should be aware that some Eligible Funds may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Eligible Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Eligible Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Eligible Funds.



     In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Eligible Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract Owner). You should read the Eligible Fund prospectuses for more details.


     We reserve the right to limit the number of transfers during the accumulation and/or income periods. We also reserve the right to refuse transfers to the Fixed Account if we are paying an interest rate on the Fixed Account equivalent to our guaranteed minimum interest rate. We will notify you, in advance, if we change the above transfer provisions.


     Special rules apply to transfers involving the Fixed Account. We limit transfers out of the Fixed Account as to amount. Currently we are not imposing these restrictions but we have the right to reimpose them at anytime. Special limits may apply on purchase payments and amounts transferred into the Fixed Account. See "THE OPERATION OF THE FIXED ACCOUNT" and the Statement of Additional Information.


DOLLAR COST AVERAGING


     We offer an automated transfer privilege called dollar cost averaging. There is no charge to you for this feature. Under this feature you may request that we transfer an amount of your Contract Value on the same day each month, prior to annuitization, from any one account of your choice to one or more of the other accounts (including the Fixed Account, subject to the limitations on transfers into the Fixed Account). We currently restrict the amount of Contract Value which you may transfer from the Fixed Account. We allow one dollar cost averaging program to be active at a time. Currently, you must transfer a minimum of $100 per transfer. You can make subsequent purchase payments while you have an active dollar cost averaging program in effect, provided however, that no amount will be allocated to the program without your express direction. Although the dollar cost averaging transfer amount will not be increased, we will increase the number of months over which transfers are made unless otherwise elected in writing. You may cancel your use of the dollar cost averaging program at any time prior to the monthly transfer date. The program is not available if you have selected the Predictor Plus rider or the GMAB rider. (See APPENDIX A for more information about Dollar Cost Averaging and the Statement of Additional Information for more information on Dollar Cost Averaging and the Fixed Account.)


     Guaranteed Account. To the extent allowed by state law, we may credit an interest rate different from the current Fixed Account rate to eligible payments that you allocate to a Guaranteed Account we establish for the purpose of enhanced dollar cost averaging (an "enhanced dollar cost averaging option"). The Guaranteed Account is part of our general account. Enhanced dollar cost averaging is available for Standard Class, P Class and L Class Contracts, but is not available for B Plus Class and C Class Contracts. A purchase payment must be a minimum of $10,000 in order for it to be eligible for the enhanced dollar cost averaging option. A minimum of $500 must be allocated to the enhanced dollar cost averaging option. Only one dollar cost averaging program may be in effect at one time. Certain rules and limitations may apply to the purchase payments you can allocate to the Guaranteed Account.

     Under enhanced dollar cost averaging, you currently may select a duration of six or twelve months. We may in the future offer enhanced dollar cost averaging for a duration of three months. The first transfer will be made on the date amounts are allocated to the enhanced dollar cost averaging option. Subsequent transfers will be made on the same day in subsequent months. If amounts are received on the 29th, 30th, or 31st of the month, dollar cost averaging transactions will be made on the 1st day of the following month. If the selected day is not a business day, the dollar cost averaging transaction will occur on the next business day.

     The transfer amount will be equal to the amount allocated to the enhanced dollar cost averaging option divided by the selected duration in months. For example, a $12,000 allocation to a six-month enhanced dollar cost averaging option will consist of a $2,000 transfer each month for six months, and a final transfer of any remaining amounts, including the interest credited, separately as a seventh transfer.

     If a subsequent premium is allocated to an enhanced rate dollar cost averaging option while dollar cost averaging transfers are currently active, the subsequent payment will be allocated to the active enhanced dollar cost averaging option (6 or 12 months) generally at the then current rate. The monthly dollar cost averaging transfer amount will be increased by the subsequent investment amount divided by the number of months in the selected duration period for the program. Using our example above, a subsequent $6,000 allocation to a 6 month dollar cost averaging will increase the dollar cost averaging transfer amount from $2,000 to $3,000 ($12,000/6 + $6,000/6). Dollar cost averaging transfers will be made on a first-in first-out basis. If a subsequent premium is allocated to an enhanced rate dollar cost averaging option, the program will end when the assets are exhausted (which may be later than the selected period).

     If you cancel your participation in the enhanced dollar cost averaging option, and your Contract was issued on or after May 1, 2005, any remaining balance of your Contract Value in the Guaranteed Account will be transferred to the subaccounts in accordance with the percentages you have chosen for the enhanced dollar cost averaging program. If your Contract was issued prior to May 1, 2005, any remaining balance of your Contract Value in the Guaranteed Account will be transferred to the BlackRock Money Market Subaccount unless you instruct us otherwise.

ASSET REBALANCING


     We offer an asset rebalancing program for Contract Value. There is no charge to you for this program. Contract Value allocated to the subaccounts can be expected to increase or decrease at different rates due to market fluctuations. An asset rebalancing program automatically reallocates your Contract Value among the subaccounts periodically (either annually, semi-annually or quarterly, and when available, monthly) to return the allocation to the allocation percentages you specify. Asset rebalancing is intended to transfer Contract Value from those subaccounts that have increased in value to those that have declined, or not increased as much, in value. Over time, this method of investing may help you "buy low and sell high," although there can be no assurance that this objective will be achieved. Asset rebalancing does not guarantee profits, nor does it assure that you will not have losses.


     You may select an asset rebalancing program when you apply for the Contract or at a later date by contacting our Annuity Administrative Office. You specify the percentage allocations to which your Contract Value will be reallocated among the subaccounts (excluding the Fixed Account). On the last day of each period on which the New York Stock Exchange is open, we will transfer Contract Value among the subaccounts to the extent necessary to return the allocation to your specifications. If the last day of the period you select is the 29th, 30th or 31st of the month, transfers are made on the 1st day of the following month. Asset rebalancing will continue until you notify us in writing or by telephone at our Annuity Administrative Office. Asset rebalancing cannot continue beyond the Maturity Date. Currently, we don't count transfers made under an asset rebalancing program for purposes of the transfer rules described above.

WITHDRAWALS

     Before annuitization, you may withdraw all or part of your Contract Value. You may receive the proceeds in cash or apply them to a payment option. The proceeds you receive will be the Contract Value determined as of the end of the business day that we receive your request at our Annuity Administration Office, reduced by the following amounts:

     -- any applicable Withdrawal Charge and

     -- the Contract Administrative Fee.

     We currently do not impose but reserve the right to deduct a premium tax charge on withdrawals or payment of Death Proceeds in certain states.

     See "ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS" for a description of these charges and when they apply.

     Restrictions. Federal tax laws, laws relating to employee benefit plans, or the terms of benefit plans for which the Contracts may be purchased may restrict your right to withdraw your Contract Value.

     -- Federal tax laws impose penalties on certain premature distributions from the Contracts. Full and partial withdrawals and systematic withdrawals prior to age 59 1/2 may be subject to a 10% penalty tax (and 25% in the case of a withdrawal from a SIMPLE IRA within the first two years.). (See "FEDERAL INCOME TAX CONSIDERATIONS.")

     Because a withdrawal may result in adverse tax consequences, you should consult a qualified tax adviser before making the withdrawal. (See "FEDERAL INCOME TAX CONSIDERATIONS.")

     How to withdraw all or part of your Contract Value.

     -- You must submit a request to our Annuity Administrative Office. (See
       "Requests and Elections.")

     -- You must provide satisfactory evidence of terminal illness, confinement to a nursing home or permanent and total disability if you would like to have the Withdrawal Charge waived. (See "ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS.")

     -- You must state in your request whether you would like to apply the proceeds to a payment option (otherwise you will receive the proceeds in a lump sum and may be taxed less favorably).

     -- We have to receive your withdrawal request in our Annuity Administrative
       Office prior to the Maturity Date or the Contract Owner's death.

     We will normally pay withdrawal proceeds within seven days after receipt of a request at the Annuity Administrative Office, but we may delay payment, by law, under certain circumstances. (See "Suspension of Payments.")

     Amount of Withdrawal. We will base the amount of the withdrawal proceeds on the Accumulation Unit Values that are next computed after we receive the completed withdrawal request at our Annuity Administrative Office. However, if you choose to apply the withdrawal proceeds to a payment option, we will base the withdrawal proceeds on Accumulation Unit Values calculated on a later date if you so specify in your request. The amount of a partial withdrawal is a minimum of $500 unless we consent otherwise. After a partial withdrawal, your remaining Contract Value must be at least $2,000, unless we consent to a lower amount. A partial withdrawal will reduce your Contract Value in the subaccounts and Fixed Account in proportion to the amount of your Contract Value in each, unless you request otherwise.

SYSTEMATIC WITHDRAWALS

     Under the Systematic Withdrawal feature you may withdraw equal amounts of your Contract Value automatically on a monthly, quarterly, semi-annual or annual basis prior to annuitization. For all Classes other than the C Class, only monthly or quarterly withdrawals may be made during the 1st Contract Year. The annualized amount to be withdrawn cannot exceed 10% of total purchase payments, unless we agree otherwise. Currently a withdrawal must be a minimum of $100 (unless we consent otherwise). We reserve the right to change the required minimum systematic withdrawal amount. If the New York Stock Exchange is closed on the day when the withdrawal is to be made, we will process the withdrawal on the next business day. The Withdrawal Charge will apply to amounts you receive under the Systematic Withdrawal program in the same manner as it applies to other partial withdrawals and withdrawals of Contract Value. (See "Withdrawal Charge.")

     If you continue to make purchase payments under the Contract while you are making Systematic Withdrawals you could incur any applicable Withdrawal Charge on the withdrawals at the same time that you are making the new purchase payments.

     You may only have one systematic withdrawal program in effect at any time.

     The Federal tax laws may include systematic withdrawals in your gross income in the year in which you receive the withdrawal amount and will impose a penalty tax of 10% on certain systematic withdrawals which are premature distributions. The application for the systematic withdrawal program sets forth additional terms and conditions.

SUSPENSION OF PAYMENTS

     We reserve the right to suspend or postpone the payment of any amounts due under the Contract or transfers of Contract Values between subaccounts or to the Fixed Account when permitted under applicable Federal laws, rules and regulations. Current Federal law permits such suspension or postponement if: (a) the New York Stock Exchange is closed (other than for customary weekend and holiday closings); (b) trading on the Exchange is restricted; (c) an emergency exists so that it is not practical to dispose of securities held in the Variable Account or to determine the value of its assets; or (d) the Securities and Exchange Commission by order so permits for the protection of securities holders.

     Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your account. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans, or death benefits, make transfers, annuitize or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Contract to government regulators.

INACTIVE CONTRACTS

     We may terminate this Contract by paying you the Contract Value in a lump sum if, prior to the date you choose to annuitize, you make no purchase payments for two consecutive Contract Years, unless otherwise specified by your state, the total amount of purchase payments made, less any partial withdrawals, is less than $2,000 (or any lower amount required by Federal tax law), and the Contract Value on or after the end of such two year period is less than $2,000.

OWNERSHIP RIGHTS

     During the Annuitant's lifetime, all rights under the Contract belong solely to you as the Contract Owner unless otherwise provided.

     These rights include the right to:

     -- change the Beneficiary

     -- change the Annuitant before the Annuity Date (subject to our underwriting and administrative rules)

     -- assign the Contract (subject to limitations)

     -- change the payment option

     -- exercise all other rights, benefits, options and privileges allowed by the Contract or us.

     You may not change the ownership of your Contract without our consent. If you use a Contract to fund an IRA or TSA Plan, the Contract Owner must be the Annuitant, and we will not allow a Contingent Annuitant.

     Qualified Plans and certain TSA Plans with sufficient employer involvement are deemed to be "Pension Plans" under ERISA and may, therefore, be subject to rules under the Retirement Equity Act of 1984. These rules require that benefits from annuity contracts purchased by a Pension Plan and distributed to or owned by a participant be provided in accordance with certain spousal consent, present value and other requirements which are not enumerated in your Contract. You should consider carefully the tax consequences of the purchase of the Contracts by Pension Plans.

     Contracts offered by the prospectus which we designed to qualify for the favorable tax treatment described below under "FEDERAL INCOME TAX CONSIDERATIONS" contain restrictions on transfer or assignment, reflecting requirements of the Code which must be satisfied in order to assure continued eligibility for such tax treatment. In accordance with such requirements, ownership of such a Contract may not be changed and the Contract may not be sold, assigned or pledged as collateral for a loan or for any other purpose except under some limited circumstances. A Contract Owner contemplating a sale, assignment or pledge of the Contract should carefully review its provisions and consult a qualified tax adviser.

     If your Contract is used in connection with deferred compensation plans or retirement plans not qualifying for favorable Federal tax treatment, such plans may also restrict the exercise of your rights. You should review the provisions of any such plan.

REQUESTS AND ELECTIONS

     We will treat your request for a Contract transaction, or your submission of a purchase payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Annuity Administrative Office before the close of regular trading on the New York Stock Exchange on that day. If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. Our Annuity Administrative Office is New England Life Insurance Company, c/o Annuity Administrative Office, P.O. Box 14594, Des Moines, IA 50306-3594.

     Subject to our restrictions on "market timing", requests for subaccount transfers, address changes or reallocation of future purchase payments may be made:

     -- By Telephone (1-800-435-4117), between the hours of 9:00 a.m. and 4:00 p.m. Eastern Time

     -- Through your Registered Representative

     -- In writing to New England Life Insurance Company, c/o Annuity
       Administrative Office, P.O. Box 14594 Des Moines, IA 50306-3594

     -- By fax (515) 457-4301, or

     -- For transfers or reallocation of future purchase payments, by Internet at www.nef.com

     If we have not received your request by 4:00 p.m. Eastern Time, even if due to our delay, we will treat your request as having been received on the following business day.

     All other requests must be in written form, satisfactory to us. We may allow requests for a withdrawal over the telephone, by fax, or through the Internet, subject to certain limitations. See "Transfer Privilege--Market Timing" for additional information on such limitations. We may stop offering telephone, fax and Internet transactions at any time in our sole discretion.

     We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, Internet or fax are genuine. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Contract, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you. Any telephone, Internet or fax instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, Internet or fax are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions.

     All other requests and elections under your Contract must be in writing signed by the proper party, must include any necessary documentation and must be received at our Annuity Administrative Office to be effective. If acceptable to us, requests or elections relating to Beneficiaries and ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or election.

     Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your request in writing to the Company's Annuity Administrative Office as described above.

CONFIRMING TRANSACTIONS

     We will send out written statements confirming that a transaction was recently completed. Certain transactions may be confirmed quarterly. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

STATE VARIATIONS

     Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus. This prospectus provides a general description of the Contracts. Your actual Contract and any endorsements are the controlling documents. If you would like to review a copy of the Contract and endorsements, contact our Annuity Administrative Office.

                         ASSET-BASED INSURANCE CHARGE,
                     WITHDRAWAL CHARGE AND OTHER DEDUCTIONS

     We deduct various charges from your Contract Value for the services provided, expenses incurred and risks assumed in connection with your Contract. The charges are:

     -- Asset-Based Insurance Charge

     -- Contract Administrative Fee

     -- Withdrawal Charge

     -- For Contracts with an Earnings Preservation Benefit Rider, an extra fee

     -- For Contracts with a GMIB Rider, an extra fee

     -- For Contracts with the GWB Rider, an extra fee

     -- For Contracts with the GMAB Rider, an extra fee

     -- Premium Tax Charge and Other Expenses

     We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the Withdrawal Charge may not fully cover all of the sales and distribution expenses actually incurred by us, and proceeds from other charges, including the Asset-Based Insurance Charge, may be used in part to cover such expenses. We can profit from certain Contract charges. Eligible Fund operating expenses are shown on pages A-13 through A-15.

ASSET-BASED INSURANCE CHARGE

     We impose an annual Asset-Based Insurance Charge on the Contract Value. The amount of the charge depends upon the Class of Contract you select, the features you choose for your Contract, and the subaccounts you select. We deduct this charge daily from the assets in each subaccount.

     This amount compensates us for mortality risks we assume for the annuity payment and death benefit guarantees made under the Contract. These guarantees include making annuity payments that won't change based on our actual mortality experience, and providing a guaranteed minimum death benefit under the Contract. The charge also compensates us for expense risks we assume to cover Contract maintenance expenses. These expenses may include issuing Contracts, maintaining records, making and maintaining subaccounts available under the Contract and performing accounting, regulatory compliance, and reporting functions. This charge also compensates us for costs associated with the establishment and administration of the Contract, including programs like transfers and Dollar Cost Averaging.

     If the Asset-Based Insurance Charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, we will add the excess to our profit and it may be used to finance distribution expenses.

     The chart below lists the amount of the Asset-Based Insurance Charge (as an annual percentage of the daily net assets of each subaccount) for each Class and for each death benefit option prior to annuitization.*

                                                      STANDARD   B PLUS
                                                       CLASS     CLASS**   C CLASS   L CLASS   P CLASS
                                                      --------   -------   -------   -------   -------
Standard Death Benefit..............................    1.25%     1.60%     1.60%     1.50%     1.15%
Annual Step-Up Death Benefit........................    1.45%     1.80%     1.80%     1.70%     1.35%
Greater of Annual Step-Up or 5% Annual Increase
  Death Benefit.....................................    1.60%     1.95%     1.95%     1.85%     1.50%

 * We currently impose an additional Asset-Based Insurance Charge of 0.25% of average daily net assets on the American Funds Bond, American Funds Growth, American Funds Growth-Income and American Funds Global Small Capitalization Subaccounts. We reserve the right to impose an increased Asset-Based Insurance Charge on subaccounts that we add to the Contract in the future. The increase will not exceed the annual rate of 0.25% of average daily net assets in any such subaccounts.

** The Asset-Based Insurance Charge will be reduced on the B Plus Class by 0.35% after the expiration of the 9-year Withdrawal Charge period.

     For Contracts issued prior to May 1, 2003, the Asset-Based Insurance Charge for the Annual Step-Up Death Benefit and the Greater of Annual Step-Up or 5% Annual Increase Death Benefit is 0.10% lower than what is described in the table. We continue to assess an Asset-Based Insurance Charge after annuitization. If you elect an enhanced death benefit, the amount of the Asset-Based Insurance Charge after annuitization will equal the level of the charge that would apply if you had not elected an enhanced death benefit; except that for the B Plus Class and P Class, the Asset-Based Insurance Charge will be 1.25% after annuitization. The Asset-Based Insurance Charge for all Classes increases by .25% for subaccounts investing in the American Funds Insurance Series.

CONTRACT ADMINISTRATIVE FEE

     The annual Contract Administrative Fee is $30. This fee (along with a portion of the Asset-Based Insurance Charge) is for such expenses as issuing Contracts, maintaining records, providing accounting, valuation, regulatory and reporting services, as well as expenses associated with marketing, sale and distribution of the Contracts.

     We deduct the fee for the prior Contract Year from your Contract Value on each Contract anniversary, if your Contract Value is less than $50,000, and at the time of a full withdrawal regardless of your Contract size, from each subaccount in the ratio that the Contract Value in the subaccounts bears to your total Contract Value (excluding the Fixed Account). We will deduct it, pro rata, at annuitization if your Contract Value is less than $50,000. We reserve the right to deduct this fee during the Annuity Period, pro rata from each annuity payment. If we issue two Contracts to permit the funding of a spousal IRA, we will impose the Contract Administrative Fee only on the Contract to which you have allocated the larger purchase payments in your Contract application. We deduct the charge entirely from the Contract Value in the Variable Account, and not from the Contract Value in the Fixed Account.

WITHDRAWAL CHARGE

     We do not deduct or charge for sales expenses from your purchase payments when they are made. However, a Withdrawal Charge may apply on certain events ("withdrawal events"). THIS CHARGE DOES NOT APPLY TO THE C CLASS. Withdrawal events are: (a) a full or partial withdrawal of your Contract (including withdrawals where you apply the proceeds to certain payment options); (b) in some circumstances, a withdrawal of the commuted value of amounts that you applied to an annuity payment option; or (c) under Contracts issued in New York, the Annuity Date if as of that date a purchase payment has been invested for less than seven years on the Standard Class, nine years on the B Plus and P Class, and three years on the L Class.

     When you make a full withdrawal of your Contract, we take into account the Withdrawal Charge in calculating the proceeds you will receive. On a partial withdrawal, we deduct the Withdrawal Charge from the Contract Value remaining after deduction of the amount you requested. We take the Withdrawal Charge from the Contract Value in the subaccounts and the Fixed Account in the same proportion as the Contract Value withdrawn.

     The Charge equals a percentage of each purchase payment withdrawn. Each purchase payment is subject to the charge for the applicable period specified below (12 month periods) from the date we receive it, as follows:

NUMBER OF COMPLETE         STANDARD
YEARS FROM RECEIPT OF       CLASS     B PLUS CLASS   L CLASS   P CLASS
PURCHASE PAYMENT            CHARGE       CHARGE      CHARGE    CHARGE
---------------------      --------   ------------   -------   -------
     0..................      7%           9%           7%        8%
     1..................      6%           8%           6%        8%
     2..................      6%           8%           5%        8%
     3..................      5%           7%           0%        7%
     4..................      4%           6%           0%        6%
     5..................      3%           5%           0%        5%
     6..................      2%           4%           0%        4%
     7..................      0%           2%           0%        3%
     8..................      0%           2%           0%        2%
     9 and thereafter...      0%           0%           0%        0%

     On a Standard, B Plus, L, or P Class Contract in any Contract Year you may withdraw the free withdrawal amount without incurring the Withdrawal Charge.

     In the first Contract Year, no free withdrawal amount is available unless it is part of a monthly systematic withdrawal program in which the monthly withdrawal amount does not exceed 1/12 of 10% of total purchase payments. We may make available, during the first Contract Year, quarterly withdrawals, in which the quarterly amount does not exceed 1/4 of 10% of total purchase payments. After the first Contract Year, the annual free withdrawal amount is equal to 10% of total purchase payments, less the total free withdrawal amount previously withdrawn in the same Contract Year. Earnings may be withdrawn at any time, free from any Withdrawal Charge.

     We will attribute a withdrawal first to earnings, then to the free withdrawal amount, and then to remaining purchase payments. All withdrawals of purchase payments (including the free withdrawal amount) will result in the liquidation of purchase payments on a "first-in, first-out" basis. That is, we will withdraw your purchase payments in the order you made them.

     If your Contract Value is less than your total purchase payments due to negative investment performance or deduction of the Contract Administrative Fee, we apply the Withdrawal Charge to your Contract Value (instead of your purchase payments). Under such circumstances, the following rules apply for calculating the Withdrawal Charge: the deficiency will be attributed to your most recent purchase payment first, and subsequent earnings will be credited to that deficiency (and not treated as earnings) until Contract Value exceeds purchase payments.

     Waiver of the Withdrawal Charge. No Withdrawal Charge will apply to the Standard, L, P and B Plus Class:

     -- On the Maturity Date or payment of the Death Proceeds.

     -- If you apply the proceeds to a variable or fixed payment option involving a life contingency (described under "Annuity Options"), or, for a minimum specified period of 15 years, to either the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option (if elected prior to age 85), or a comparable fixed option. However, if you later withdraw the commuted value of amounts placed under any of those options, we will deduct from the amount you receive a portion of the Withdrawal Charge amount that we would have deducted when you originally applied the Contract proceeds to the option. We will take into account the lapse of time from annuitization to withdrawal. We will base the portion of the Withdrawal Charge which applies on the ratio of
       (1) the number of whole months remaining, on the date of the withdrawal, until the date when the Withdrawal Charge would expire, to (2) the number of whole months that were remaining, when you applied the proceeds to the option, until the date when the Withdrawal Charge would expire. (See example in APPENDIX B.)

     -- On full or partial withdrawals if you, a Joint Owner, or Annuitant if the Contract is not owned by an individual, become terminally ill (as defined in the Contract), become chronically ill (as defined in the Contract), or are permanently and totally disabled (as defined in the Contract). These benefits are only available if you were not over age 65 (for the disability benefit) or age 80 (for the terminally ill or chronically ill benefit) when we issued the Contract, and may not be available in every state. These waivers are only applicable for the Standard, B Plus, L and P Class Contracts.

     -- On minimum distributions required by tax law. We currently waive the Withdrawal Charge on required minimum distributions from qualified contracts but only as to amounts required to be distributed from this contract. This waiver only applies if the required minimum distribution exceeds the free withdrawal amount and no previous withdrawals were made during the Contract Year. (See "FEDERAL INCOME TAX CONSIDERATIONS--Taxation of Qualified Contracts.")

     We may also waive the Withdrawal Charge if you surrender a Contract in order to purchase a group variable annuity issued by us or an affiliate.

     We may sell the Contracts directly, without compensation, to a registered representative, to employees, officers, directors, and trustees of the Company and its affiliated companies, and certain family members of the foregoing, and to employees, officers, directors, trustees and registered representatives of any broker-dealer authorized to sell the Contracts or any bank affiliated with such a broker-dealer and of any subadviser to the Eligible Funds, and certain family members of the foregoing. If consistent with applicable state insurance law, we may sell the Contracts, without compensation, to us or MetLife for use with deferred compensation plans for agents, employees, officers, directors, and trustees of the Company and its affiliated companies, subject to any restrictions imposed by the terms of such plans, or to persons who obtain their Contracts through a bank, adviser or consultant to whom they pay a fee for investment or planning advice. If sold under these circumstances, we may credit the Contracts with an additional percentage of purchase payment to reflect in part or in whole any cost savings associated with the direct sale, but only if such credit will not be unfairly discriminatory to any person. We will not credit any additional purchase payment to Contracts purchased by persons described above in exchange for another variable annuity Contract issued by us or our affiliated companies.

EARNINGS PRESERVATION BENEFIT RIDER

     If you have selected the Earnings Preservation Benefit Rider, we impose a daily fee at the annual rate of 0.25% of average daily net assets in the subaccounts prior to annuitization.

GUARANTEED MINIMUM INCOME BENEFIT RIDER

     If you have selected a Guaranteed Minimum Income Benefit Rider ("GMIB")--either the Predictor Plus, Predictor or GMIB I, we impose a charge of 0.75% (for the Predictor Plus) and 0.50% (for the Predictor or GMIB I) of the Income Base at the time the charge is assessed. For the Predictor Plus, if you elect an Optional Reset on the third Contract Anniversary or thereafter, we may increase the GMIB charge to the then current charge, but no more than a maximum of 1.50% of the Income Base. The rider charge is deducted from your Contract Value pro rata from each Subaccount, the Fixed Account and the EDCA Guaranteed Account. For Contracts issued from May 1, 2003 and prior to May 1, 2005, the GMIB charge is reduced to 0.45% of the Income Base if you choose either the Annual Step-Up Death Benefit or the Greater of Annual Step-Up or 5% Annual Increase Death Benefit. For Contracts for which a completed application and any other required paper work were received in good order at our Annuity Administrative Office by February 14, 2003, and for which an initial purchase payment was received within 60 days, the charge for the Guaranteed Minimum Income Benefit is 0.15% lower (0.35% rather than 0.50%). See "GUARANTEED MINIMUM INCOME BENEFIT" for more information on how the charge is calculated.

GUARANTEED WITHDRAWAL BENEFIT RIDER

     We offer a Guarantee Withdrawal Benefit ("GWB I") rider which you can select when you purchase the Contract. When available, and if approved in your state, we will offer the Enhanced Guaranteed Withdrawal Benefit ("Enhanced GWB") rider instead of the GWB I rider. Collectively, we will refer to these two riders as the "GWB." If you elect the GWB, a charge is deducted from your Contract Value on each Contract Anniversary. The charge is equal to 0.50% of the Guaranteed Withdrawal Amount on the applicable Contract Anniversary, prior to taking into account any Optional Reset occurring on such Contract Anniversary. The GWB Rider Charge is deducted from your Contract Value pro rata from each Subaccount, the Fixed Account and the Enhanced Dollar Cost Averaging ("EDCA") Guaranteed Account in the ratio each account bears to your total Contract Value. We take amounts from the Subaccounts that are part of the Separate Account by canceling accumulation units from the Separate Account. If you make a full withdrawal (surrender) of your Contract Value, you apply your Contract Value to an annuity option, there is a change in Owners, Joint Owners or Annuitants (if the Owner is a non-natural person), or the Contract terminates (except for a termination due to death), a pro rata portion of the rider charge will be assessed based on the number of full months from the last Contract Anniversary to the date of the change. If you elect an Optional Reset of the GWB on the 3rd (Enhanced GWB only) or 5th Contract Anniversary or thereafter as permitted, we may increase the GWB Rider Charge to the charge applicable to current Contract purchases at the time of the reset but no more than a maximum of 0.95% of the Guaranteed Withdrawal Amount. If the GWB I Rider is in effect, the GWB Rider Charge will continue even if your Benefit Base equals zero. If the Enhanced GWB rider has been added to your Contract, the GWB Rider Charge will not continue if your Benefit Base equals zero. (See "GUARANTEED WITHDRAWAL BENEFIT.")

GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER

     If you elect the Guaranteed Minimum Accumulation Benefit ("GMAB"), a charge is deducted from your Contract Value on each Contract Anniversary. The charge is equal to 0.75% of the GMAB Guaranteed Accumulation Amount at the end of the prior Contract Year. The GMAB Rider Charge is deducted from your Contract Value pro rata from your Contract's Asset Allocation subaccount and the EDCA Guaranteed Account in the ratio each account bears to your total Contract Value. We take amounts from the Subaccount that is part of the Separate Account by cancelling accumulation units from the Separate Account. If you make a full withdrawal (surrender) of your Contract Value or you apply your Contract Value to an annuity option, we will assess a pro rata portion of the GMAB Rider Charge based on the number of whole months since the last Contract Anniversary. (See "GUARANTEED MINIMUM ACCUMULATION BENEFIT.")

PREMIUM AND OTHER TAX CHARGES

     We reserve the right to deduct from the purchase payments or Contract Value any taxes paid by us to any governmental entity relating to this Contract (including without limitation: premium taxes, federal, state and local withholding of income, estate, inheritance and other taxes required by law, and any new or increased state income taxes enacted). We will, at our sole discretion, determine when taxes relate to the Contract, including for example when they have resulted from: the investment experience of the Variable Account; receipt by us of purchase payments; commencement of annuity benefits; payment of death benefits; partial and full withdrawals; and any new or increased taxes which become effective that are imposed on us and which relate to purchase payments, earnings, gains, losses, fees, and charges under the Contract. We may, at our sole discretion, pay taxes when due and make a deduction for such taxes from the Contract Value at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

     Most states impose a premium tax liability on the date when annuity benefits commence. In those states, we deduct the premium tax charge from the Contract Value on that date. To determine whether and when a premium tax charge will be imposed on a Contract, we will look to the state of residence of the Owner when a withdrawal is made or Death Proceeds are paid and to the state of residence of the annuitant when annuity benefits commence. In South Dakota, we reserve the right to deduct the premium tax charge at the earliest of: a full or partial withdrawal of the Contract, the date when annuity benefits commence, or payment of the Death Proceeds (including application of the Death Proceeds to the Beneficiary Continuation provision).

     Deductions for state premium tax charges currently range from 1/2% to 1.00% of the Contract Value (or, if applicable, purchase payments or Death Proceeds) for Contracts used with retirement plans qualifying for tax benefited treatment under the Code and from 1% to 3.5% of the Contract Value (or, if applicable, Death Proceeds) for all other Contracts. For contracts sold in California to 408(a) IRA Trusts, the premium tax charge is 2.35%. See Appendix C for a list of premium tax rates.

OTHER EXPENSES

     An investment advisory fee is deducted from, and certain other expenses are paid out of, the assets of each Eligible Fund. (See "Expense Table.") The prospectus and Statement of Additional Information of the Eligible Funds describe these deductions and expenses.

                                ANNUITY PAYMENTS

ELECTION OF ANNUITY

     The annuity period begins at the Maturity Date or at any earlier date you choose to annuitize and provides for payments to be made to the Payee. You may apply your Contract Value to one of the payment options listed below (or a comparable fixed option).

     We base the Maturity Date of your Contract on the age of the Annuitant. The Maturity Date is the later of (i) the date when the Annuitant, at his or her nearest birthday, would be age 95 (or the maximum age allowed by state law) or
(ii) 10 years from the date of issue (this requirement may be changed). If your Contract is acquired pursuant to an exchange from an old contract (see "THE CONTRACTS--Purchase Payments"), the Maturity Date of the Contract would be set at age 95 (or the maximum allowed by state law) regardless of what the maturity date may have been for the old Contract.

     Upon the death of an Annuitant who is not the Owner or Joint Owner, during the Accumulation Period, the Owner automatically becomes the Annuitant, unless the Owner chooses a new Annuitant subject to our underwriting rules in effect at the time of the request for this change. If the Owner is a non-natural person, the death of the Annuitant will be treated as the death of an Owner. If you change the Annuitant, or the Owner becomes the Annuitant because of the original Annuitant's death, we will change the Maturity Date, if necessary, so that it is the date when the new Annuitant, at his or her nearest birthday, would be age 95 (or the maximum age allowed by state law).

     Unless you elect another option, variable annuity payments will begin at the Maturity Date for the life of the Payee, but for at least ten years. You can change this annuity payment option at any time prior to annuitization. You may elect to have annuity payments under a Contract made on a variable basis or on a fixed basis, or you may designate a portion to be paid on a variable basis and a portion on a fixed basis. If you select payments on a fixed basis, we will transfer the amount of your Contract Value applied to the fixed payment option (net of any applicable charges described under "ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS") to our general account. We will fix the annuity payments in amount and duration by the annuity payment option selected, and by the age and the sex of the Payee. For Contracts issued in situations involving an employer-sponsored plan subject to ERISA, we fix annuity payments in amount and duration using the same criteria except we do not take into account the sex of the Payee. (See "Amount of Annuity Payments.")

     Contracts used in connection with retirement plans qualifying for tax benefited treatment may have various requirements for the time by which benefit payments must commence, the period over which such payments may be made, the annuity payment options that may be selected, and the minimum annual amounts of such payments. Penalty taxes or other adverse tax consequences may occur upon failure to meet such requirements.

ANNUITY OPTIONS

     There are several annuity payment options. You may select one of the payment options prior to the Annuity Date, at full or partial withdrawal, or when death proceeds are payable (some options are not available for death proceeds).

     In addition to the annuity options described below, we may offer an additional payment option that would allow your Beneficiary to take distribution of the Contract Value over a period not extending beyond his or her life expectancy. Under this option, annual distributions would not be made in the form of an annuity, but would be calculated in a manner similar to the calculation of required minimum distributions from Qualified Contracts. See "FEDERAL INCOME TAX CONSIDERATIONS--Taxation of Qualified Contracts." We intend to make this payment option available to both tax qualified and non-tax qualified Contracts.

     You select an annuity payment option by written request to us and subject to any applicable Federal tax law restrictions.

     The Contract offers the variable annuity payment options listed below.

          Variable Income for a Specified Number of Years. We will make variable monthly payments for the number of years elected, which may not be more than 30 except with our consent.

          Variable Life Income. We will make variable monthly payments which will continue: while the Payee is living* ; while the Payee is living but for at least ten years; or while the Payee is living but for at least twenty years. (The latter two alternatives are referred to as Variable Life Income with Period Certain Option.)

          Variable Income Payments to Age 100 ("American Income Advantage"). We will make variable monthly payments for the number of whole years until the Payee is age 100. THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.

---------------
* It is possible under this option to receive only one variable annuity payment if the Payee dies (or Payees die) before the due date of the second payment or to receive only two variable annuity payments if the Payee dies (or Payees die) before the due date of the third payment, and so on.

          Variable Life Income for Two Lives. We will make variable monthly payments which will continue: while either of two Payees is living (Joint and Survivor Variable Life Income)*, while either of two Payees is living but for at least 10 years (Joint and Survivor Variable Life Income, 10 Years Certain); while two Payees are living, and, after the death of one while the other is still living, two-thirds to the survivor (Joint and 2/3 to Survivor Variable Life Income).* THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.

     You may be able to purchase the Contract as the beneficiary of a deceased person's Individual Retirement Account. If you do so, you must take distribution of the Contract Value in accordance with the minimum required distribution rules set forth in the Internal Revenue Code and IRS regulations. See "FEDERAL INCOME TAX CONSIDERATIONS--Taxation of Qualified Contracts." Under certain circumstances, you may satisfy those requirements by electing an annuity option, but you may only elect an annuity option that is available for Death Proceeds. You may choose any optional death benefit available under the Contract, but certain other Contract provisions and programs will not be available. Upon your death, the Death Proceeds would be required to be distributed to your Beneficiary at least as rapidly as under the method of distribution in effect at the time of your death.

     Other annuity payment options (including other periods certain) may be available from time to time, and you should ask us about their availability. If you do not elect an annuity payment option by the Maturity Date, we will make variable payments under the Contract while the Payee is living but for at least ten years. (This is the Variable Life Income with Period Certain Option.) If your purchase payments would be less than our published minimum, then you will need our consent to apply the Contract proceeds to an annuity payment option.

     The Payee under the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option may withdraw the commuted value of the remaining payments. The Payee (or Payees) under the Variable Life Income with Period Certain Option or the Joint and Survivor Variable Life Income, 10 Years Certain Option may withdraw the commuted value of the remaining period certain portion of the payment option. We calculate the commuted value of such payments based on the same assumed interest rate that you selected under your Contract. The life income portion of the payment option cannot be commuted, and variable annuity payments based on that portion will resume at the expiration of the period certain if the Annuitant is alive at that time. (See "Amount of Annuity Payments.") Amounts applied to a fixed payment option may not be withdrawn.

     Please be advised that the tax consequences resulting from the election of an annuity payment option containing a commutation feature (i.e., an annuity payment option that permits the withdrawal of a commuted value) is uncertain and the IRS may determine that the taxable amount of the annuity payments and withdrawals received for any year COULD BE GREATER THAN OR LESS THAN THE TAXABLE AMOUNT REPORTED BY THE COMPANY. The exercise of the commutation feature also may result in adverse tax consequences including:

      -- The imposition of a 10% penalty tax on the taxable amount of the commuted value, if the taxpayer has not attained age 59 1/2 at the time the withdrawal is made. This 10% penalty tax is in addition to the ordinary income tax on the taxable amount of the commuted value.

      -- The retroactive imposition of the 10% penalty tax on annuity payments received prior to the taxpayer attaining age 59 1/2.

      -- The possibility that the exercise of the commutation feature could adversely affect the amount excluded from Federal income tax under any annuity payments made after such commutation.

     A payee should consult with his or her own tax advisor prior to electing to annuitize the contract and prior to exercising any commutation feature under an annuity payment option.

     See the section entitled "ASSET-BASED INSURANCE CHARGES, WITHDRAWAL AND OTHER DEDUCTIONS" to find out whether a Withdrawal Charge applies when you annuitize or withdraw the commuted value of any payments certain.

     If you are receiving payments under the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option you may convert to an option involving a life contingency.

     The availability of certain annuity payment options may be restricted on account of Company policy and Federal tax law, which among other things, may restrict payment to the life expectancy of the payee. In addition, these Federal tax rules may also limit the use in qualified contracts of annuity payment options that contain a commutation feature because, among other things, income payments must be made at least annually to avoid a 50% excise tax. Accordingly, we reserve the right to restrict the availability under qualified contracts of annuity payment options with commutation features and/or limit the amount that may be withdrawn under such features.

     We continue to assess an Asset-Based Insurance Charge after annuitization. If you elect an enhanced death benefit, the amount of the Asset-Based Insurance Charge after annuitization will equal the level of the charge that would apply if you had not elected an enhanced death benefit; except that for the B Plus Class and P Class, the Asset-Based Insurance Charge will be 1.25% after annuitization. THE ASSET-BASED INSURANCE CHARGE FOR ALL CLASSES INCREASES BY ..25% FOR SUBACCOUNTS INVESTING IN THE AMERICAN FUNDS INSURANCE SERIES. Charges for the Guaranteed Minimum Income Benefit and the Earnings Preservation Benefit Rider will not be assessed after annuitization.

AMOUNT OF ANNUITY PAYMENTS


     At the Annuity Date (or any other application of proceeds to a payment option), your Contract Value (reduced by applicable premium tax, Contract Administrative Fee, and Withdrawal Charges) is applied toward the purchase of monthly annuity payments. We determine the amount of monthly variable annuity payments on the basis of (i) annuity purchase rates not lower than the rates set forth in the Life Income Tables contained in the Contract that reflect the Payee's age, (ii) the assumed interest rate selected, (iii) the type of payment option selected, and (iv) the investment performance of the Eligible Funds selected. (The Fixed Account is not available under variable payment options.) Additionally, during the Annuity Period, the following subaccounts are currently not available: Western Asset Management U.S. Government--Class B, Western Asset Management Strategic Bond Opportunities--Class B, BlackRock Diversified--Class B, MFS Total Return--Class B, BlackRock Large Cap Value--Class B, David Venture Value--Class B, FI Value Leaders--Class B, Harris Oakmark Large Cap Value--Class B, Harris Oakmark Focused Value--Class B, BlackRock Strategic Value--Class B, FI International Stock--Class B, Oppenheimer Global Equity--Class B, BlackRock Legacy Large Cap Growth--Class B, Jennison Growth--Class B, T.Rowe Price Large Cap Growth--Class B, Loomis Sayles Small Cap--Class B, BlackRock Aggressive Growth--Class B, T. Rowe Price Small Cap Growth--Class B, Neuberger Berman Real Estate--Class B, Oppenheimer Capital Appreciation--Class B, MetLife Conservative Allocation, MetLife Conservative to Moderate Allocation, MetLife Moderate Allocation, MetLife Moderate to Aggressive Allocation, MetLife Aggressive Allocation, Cyclical Growth and Income ETF, Cyclical Growth ETF, American Funds Bond, PIMCO Inflation Protected Bond and FI Large Cap subaccounts. Under Contracts issued in New York, you may not transfer any Contract Value to any Portfolio of the American Funds Insurance Series during the Annuity Period.


     We calculate the initial payment using the assumed interest rate you select. The amount of each payment after the initial payment will depend on how the subaccounts perform, relative to the assumed interest rate. If the actual net investment rate (annualized) exceeds your assumed interest rate, the payment will increase. Conversely, if the actual rate is less than your assumed interest rate, the annuity payment will decrease.

     When selecting an assumed interest rate, you should keep in mind that a lower assumed interest rate will result in a lower initial annuity payment, but subsequent annuity payments will increase more rapidly or decline more slowly as changes occur in the investment experience of the Eligible Funds. On the other hand, a higher assumed interest rate will result in a higher initial payment than a lower assumed interest rate, but later payments will rise more slowly or fall more rapidly.

     If you own a B Plus Class Contract and choose to annuitize under a fixed or variable payment option during the 9-year withdrawal charge period, your annuity payments will be based on a different set of current annuity purchase rates than our other Classes. Additionally, our guaranteed rates for fixed or variable annuity payments will be different for B Plus Class Contracts than for other Classes. The effect of these different rates would be to lower your annuity payments.

     For more information regarding annuity payment options, you should refer to the Statement of Additional Information and also to the Contract, which contains detailed information about the various forms of annuity payment options available, and other important matters.

                       GUARANTEED MINIMUM INCOME BENEFIT


     You may also elect a Guaranteed Minimum Income Benefit (the "GMIB"). We offer three different versions of the GMIB, only two of which will be offered in any particular state. Please check with your registered representative on which versions are available in your particular state. Version I is known as GMIB I, version II is known as the Predictor and version III is known as the Predictor Plus. All three versions are described below. (See also "APPENDIX E: Guaranteed Minimum Income Benefit Examples.") The Income Base (as described below) that is guaranteed by the GMIB does not establish or guarantee a Contract Value or a minimum return for any subaccount. Rather, the GMIB is designed to provide you with a predictable minimum level of income after a minimum 10-year waiting period for life regardless of investment performance or actual Contract Value, by providing a minimum guaranteed lifetime fixed income benefit in the form of fixed monthly annuity payments. You may not have this benefit and the Guaranteed Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit in effect at the same time.

     The amount of the benefit is determined by applying the Income Base (described below) at the time of exercise to the GMIB Annuity Table specified in the rider. This table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 2.5% per annum. The annuity rates in the Table are conservative, so the amount of guaranteed minimum lifetime income that the Predictor Plus, the Predictor or the GMIB I produces may be less than the amount of annuity income that would be provided by applying your Contract Value on your annuity date to then-current annuity purchase rates. In this case, you will receive the higher annuity payments.

DESCRIPTION OF THE PREDICTOR

     The Predictor may be exercised after a 10-year waiting period and then only within 30 days following a Contract Anniversary, provided that the exercise must occur no later than the 30-day period following the Contract Anniversary on or following the owner's 85th birthday. The Predictor is only available for owners up through age 75, and you can only elect the Predictor at the time you purchase the contract. This election is irrevocable. If you purchase the Predictor, we will deduct an additional charge of 0.50% of the Income Base (see below) each year in arrears.

     The Income Base is the greater of (a) or (b) below.

          (a) Highest Anniversary Value: On the Issue Date, the Highest Anniversary Value is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Contract Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge). On each Contract Anniversary prior to the Contract Owner's 81st birthday, the Highest Anniversary Value will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the Contract Value on the date of the recalculation.

          (b) Annual Increase Amount: On the Issue Date, the Annual Increase Amount is equal to your initial purchase payment. (For these purposes, all purchase payments credited within 120 days of the date we issued the Contract will be treated as if they were received on the date we issue the Contract.) Thereafter, the Annual Increase Amount is equal to (i) less
     (ii), where:

             (i) is purchase payments accumulated at the Annual Increase Rate. The Annual Increase Rate is 5% per year through the Contract Anniversary immediately on or following the Contract Owner's 85th birthday; and

             (ii) is Withdrawal Adjustments accumulated at the Annual Increase Rate. Withdrawal Adjustments in a Contract Year are determined according to (1) or (2) as defined below:

                (1) The Withdrawal Adjustment for each withdrawal in a Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Contract Value attributable to that withdrawal (including any applicable Withdrawal Charge); or

                (2) If total withdrawals in a Contract Year are 5% or less of the Annual Increase Amount on the issue date or on the previous Contract Anniversary, if later, and if these withdrawals are paid to you (or the Annuitant if the contract is owned by a non-natural person) or other payee we agree to, the total Withdrawal Adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year. These Withdrawal Adjustments will replace the Withdrawal Adjustments defined in (1) above and be treated as though the corresponding withdrawals occurred at the end of that Contract Year.

     In determining Predictor annuity payments, an amount equal to the Withdrawal Charge that would be assessed upon a complete withdrawal and the amount of any Premium and Other Taxes that may apply will be deducted from the Income Base.

     The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding the Contract Owner's 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionally by the percentage reduction in Contract Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge). The Annual Increase Amount does not change after the Contract Anniversary on or following the Contract Owner's 85th birthday, except that it is increased for each subsequent purchase payment and reduced by the Withdrawal Adjustments as described in (b)(ii) above, where the Annual Increase Rate is 0%.

     THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS, IS ONLY USED FOR PURPOSES OF CALCULATING THE PREDICTOR PAYMENT AND THE RIDER CHARGE, AND DOES NOT REFLECT A GUARANTEED RETURN ON YOUR CONTRACT VALUE.

OWNERSHIP

     If the Contract Owner is a natural person, the Contract Owner must be the Annuitant. If a non-natural person owns the Contract, then the Annuitant will be considered the Contract Owner in determining the Income Base and Predictor Payment. If Joint Owners are named, the age of the older will be used to determine the Income Base and Predictor annuity payments.

PREDICTOR ANNUITY TABLE

     The Predictor Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 7-year age setback with interest of 2.5% per year. The rate applied will depend upon the Annuity Option elected and the Attained Age and sex of the Annuitant and Joint Annuitant, if applicable.

EXERCISING THE PREDICTOR RIDER

     If you exercise the Predictor Rider, you must elect to receive annuity payments under one of the following Fixed Annuity Options:

          (1) Life Annuity with 10 Years of Annuity Payments Guaranteed. For annuitization ages over 79, the guaranteed component of the life annuity is reduced as follows:

AGE AT ANNUITIZATION            GUARANTEE PERIOD
--------------------            ----------------
     80.......................         9
     81.......................         8
     82.......................         7
     83.......................         6
     84 and 85................         5

          (2) Joint and Last Survivor Annuity with 10 Years of Annuity Payments Guaranteed

These Options are set forth in the Contract and the Predictor Rider.

     If you exercise the Predictor Rider, your annuity payments will be the greater of:

     -- the annuity payment determined by applying the amount of the Income Base to the Predictor Annuity Table, and

     -- the annuity payment determined for the same annuity option in accordance with the base contract. (See "ANNUITY PAYMENTS--Amount of Annuity Payments.")

     Partial annuitizations are not permitted under the Predictor Rider. Also, you may only elect an Annuity Date that is within 30 days following any Contract Anniversary and after the expiration of the Waiting Period. The Waiting Period is ten (10) Contract Years from the Issue Date.

     If you take a full withdrawal of your Contract Value, your Contract is terminated because it is inactive, or your Contract lapses and there remains any Income Base, we will commence making income payments within 30 days of the date of the full withdrawal, termination, or lapse. In such cases, your income payments under this benefit, if any, will be determined using the Income Base and any applicable Withdrawal Adjustment that was taken on account of the withdrawal, termination, or lapse that resulted in a zero Contract Value.

     If you choose not to receive Annuity Payments as guaranteed under the Rider, you may elect any of the Annuity Options available under the Contract.

TERMINATION PROVISIONS

     The Predictor Rider will terminate upon the earliest of:

          a) The 30th day following the Contract Anniversary on or following your 85th birthday;

          b) The date you make a complete withdrawal of your Contract Value;

          c) The date you elect to receive Annuity Payments under the Contract and you do not elect to receive Annuity Payments under the Predictor Rider;

          d) Death of the Contract Owner or Joint Owner (unless the spouse (aged 84 or younger) is the beneficiary and elects to continue the Contract), or death of the Annuitant if a non-natural person owns the Contract; or

          e) A change for any reason of the Contract Owner, Joint Owner or Annuitant if a non-natural person owns the Contract.

DESCRIPTION OF THE PREDICTOR PLUS

     The Predictor Plus is identical to the Predictor, described above, with the following differences: (1) the owner may exercise a "Guaranteed Principal Option" in which case the Contract Owner receives an additional amount to be added to the Contract Value in lieu of taking GMIB payments; (2) the Owner may be permitted to periodically reset the Annual Increase Amount; (3) the Contract Owner is limited to allocating his/her Contract Value to certain subaccounts;
(4) the termination provisions are expanded; and (5) the additional charge for the Predictor Plus is 0.75% (rather than 0.50% for the Predictor) of the Income Base (with a maximum charge of 1.50% of the Income Base applicable upon exercise of the Optional Reset feature). A description of these features follows.

     Guaranteed Principal Option. Starting with the tenth contract anniversary, prior to the Contract Owner's 86th birthday, you may exercise the Guaranteed Principal Option. If the Contract Owner is a non-natural person, the Annuitant's age is the basis for determining the birthday. If there are Joint Owners, the age of the oldest Owner is used for determining the birthday. We must receive your request to exercise the Guaranteed Principal Option in writing, or any other method that we agree to, within 30 days following the eligible Contract Anniversary. The Guaranteed Principal Option will take effect at the end of this 30-day period following the eligible Contract Anniversary.

     By exercising the Guaranteed Principal Option, you elect to receive an additional amount to be added to your Contract Value intended to restore your initial investment in the Contract, in lieu of receiving GMIB payments. The additional amount is called the Guaranteed Principal Adjustment and is equal to
(a) minus (b) where:

          (a) is purchase payments credited within 120 days of the date we issued the Contract (reduced proportionately by the percentage reduction in Contract Value attributable to each partial withdrawal including applicable withdrawal charges) and

          (b) the Contract Value on the Contract Anniversary immediately preceding exercise of the Guaranteed Principal Option.

     The Guaranteed Principal Option can only be exercised if (a) exceeds (b), as defined above. The Guaranteed Principal Adjustment will be added to each applicable subaccount and EDCA Guaranteed Account in the ratio that the portion of the Contract Value in such subaccount bears to the total Contract Value in all Subaccounts.

     It is important to note that only Purchase Payments made during the first 120 days that you hold the Contract are taken into consideration in determining the Guaranteed Principal Adjustment. If you anticipate making Purchase Payments after 120 days, you should understand that such payments will not increase the Guaranteed Principal Adjustment.

     The Guaranteed Principal Adjustment will never be less than zero. If the Guaranteed Principal Option is elected, the Predictor Plus Rider will terminate as of the date the option takes effect and no additional GMIB charges will apply thereafter. The Contract, however, will continue.

     Optional Reset. On any Contract Anniversary as permitted, the Contract Owner may elect to reset the Annual Increase Amount to the Contract Value. Such a reset may be beneficial if your Contract Value has grown at a rate above the 5% accumulation rate on the Annual Increase Amount. However, resetting the Annual Increase Amount will increase your Waiting Period for exercising the Predictor Plus by recommencing the period. A Contract Owner may elect to reset the Annual Increase Amount only if (1) the Contract Value exceeds the Annual Increase Amount immediately before the reset; and (2) the Contract Owner (or oldest Joint Owner or Annuitant if the Contract is owned by a non-natural person) is not older than age 75 on the date of the Optional Reset. We must receive your request to exercise the Optional Reset in writing, or any other method that we agree to, within a 30-day period prior to the applicable Contract Anniversary. If you purchased your Contract on or after February 27, 2006, you may elect an Optional Reset at any Contract Anniversary provided all other requirements are met. If you purchased your Contract before February 27, 2006, you may elect an Optional Reset on any Contract Anniversary on or after the third Contract Anniversary and may elect an Optional Reset at any subsequent Contract Anniversary as long as it has been at least three years since the last Optional Reset, provided all other requirements are met. We reserve the right to prohibit an Optional Reset if we no longer offer this benefit under the Contract. We are waiving this right with respect to Contract Owners who purchase the Predictor Plus on or after May 1, 2005, and will allow those Contract Owners to elect Optional Resets even if this benefit it no longer offered under the Contract.

     The Optional Reset will:

          (1) reset the Annual Increase Amount to the Contract Value on the Contract Anniversary following the receipt of an Optional Reset election;

          (2) reset the Predictor Plus Waiting Period to the tenth Contract Anniversary following the date the Optional Reset took effect; and

          (3) reset the Predictor Plus Rider charge to the then current level we charge for the Predictor Plus Rider at the time of the reset, up to the Maximum Optional Reset Fee Rate (not to exceed 1.50%).

     On the date of the reset, the Contract Value on that day will be treated as a single purchase payment received on the date of the reset for purposes of determining the Annual Increase Amount after the reset. All purchase payments and withdrawal adjustments previously used to calculate the Annual Increase Amount will be set equal to zero on the date of the reset.

     Investment Option Limitations. If you elect to purchase the Predictor Plus, unlike the Predictor or GMIB I, you are limited to allocating your purchase payments and Contract Value among the following subaccounts;

     (1) the MetLife Conservative Allocation Subaccount,

     (2) the MetLife Conservative to Moderate Allocation Subaccount,

     (3) the MetLife Moderate Allocation Subaccount or

     (4) the MetLife Moderate to Aggressive Allocation Subaccount

     You may also elect to participate in the Enhanced Dollar Cost Averaging program, provided that your destination subaccounts are one or more of the above listed subaccounts.

     Termination Provision. The Predictor Plus will terminate upon the effective date of the Guaranteed Principal Option in addition to the other termination provisions described above under "Termination Provisions" for the Predictor. Also, for the Predictor Plus only the following replaces termination provision e) above;

     (e) a change for any reason of the Contract Owner or Joint Owner or Annuitant, if a non-natural person owns the Contract, unless we agree otherwise.

DESCRIPTION OF GMIB I

     The GMIB I may be exercised after a 10-year Waiting Period, up through age 85, within 30 days following a Contract Anniversary. It is only available for Contract Owners up through age 75, and you must elect the GMIB I on your Contract application. This election is irrevocable. If you purchase the GMIB I, we will deduct an additional charge of 0.50% of the Income Base (see below) each year in arrears.

     The Income Base is the greater of (a) or (b) below:

          (a) Highest Anniversary Value: On the Issue Date, the Highest Anniversary Value is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Contract Value attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge). On each Contract Anniversary prior to the Contract Owner's 81st birthday, the Highest Anniversary Value will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the Contract Value on the date of the recalculation.

          (b) Annual Increase Amount: On the Issue Date, the Annual Increase Amount is equal to your initial purchase payment. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:

             (i) is purchase payments accumulated at the Annual Increase Rate. The Annual Increase Rate is 6% per year through the Contract Anniversary immediately prior to the Contract Owner's 81st birthday, and 0% per year thereafter; and

             (ii) is Withdrawal Adjustments accumulated at the Annual Increase Rate. Withdrawal Adjustments in a Contract Year are determined according to (1) or (2) as defined below:

                (1) The Withdrawal Adjustment for each partial withdrawal in a Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Contract Value attributable to that partial withdrawal (including any applicable Withdrawal Charge); or

                (2) If total partial withdrawals in a Contract Year are 6% or less of the Annual Increase Amount on the previous Contract Anniversary, the total Withdrawal Adjustments for that Contract Year will be set equal to the dollar amount of total partial withdrawals (including any applicable Withdrawal Charge) in that Contract Year. These Withdrawal Adjustments will replace the Withdrawal Adjustments defined in (1) above and be treated as though the corresponding partial withdrawals occurred at the end of that Contract Year.

     The Income Base does not change on or after the Contract Owner's 81st birthday, except that the Income Base on that date is increased for Purchase Payments made after that birthday, and decreased for partial withdrawals (including any applicable Withdrawal Charge) taken after that birthday.

     THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GMIB I PAYMENT AND THE RIDER CHARGE.

OWNERSHIP

     While the GMIB I Rider is in effect, the Contract Owner (or Joint Owners) and Annuitant (or Joint Annuitants) must be the same. If a non-natural person owns the Contract, then Annuitant shall mean Contract Owner in determining the Income Base and GMIB I Payment. If Joint Owners are named, the age of the older will be used to determine the Income Base.

GMIB I ANNUITY TABLE

     The GMIB Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 7-year age setback with interest of 2.5% per year. The rate applied will depend upon the Annuity Option elected and the Attained Age and sex of the Annuitant and Joint Annuitant, if applicable.

EXERCISING THE GMIB I RIDER

     If you exercise the GMIB I Rider, you must elect to receive annuity payments under one of the following Fixed Annuity Options:

          (1) Life Annuity with 10 Years of Annuity Payments Guaranteed. For annuitization ages over 79, the guaranteed component of the life annuity is reduced as follows:

AGE AT ANNUITIZATION           GUARANTEE PERIOD
--------------------           ----------------
     80......................         9
     81......................         8
     82......................         7
     83......................         6
     84 and 85...............         5

          (2) Joint and Last Survivor Annuity with 10 Years of Annuity Payments Guaranteed

     These Options are set forth in the Contract. Life Annuity with 10 Years of Annuity Payments Guaranteed will be applied if no election is made under this Rider.

     If you exercise the GMIB I Rider, your annuity payments will be the greater of:

     - the annuity payment determined by applying the amount of the Income Base to the GMIB I Annuity Table, and

     - the annuity payment determined for the same annuity option in accordance with the base contract. (See "ANNUITY PAYMENTS--Amount of Annuity Payments.")

     Partial annuitizations are not permitted under the GMIB I Rider. Also, you may only elect an Annuity Date that is within 30 days following any Contract Anniversary and after the expiration of the Waiting Period. The Waiting Period is ten (10) Contract Years from the Issue Date. Applicable Withdrawal Charges on the date that you exercise the Rider will be deducted from the Income Base. We also reserve the right to reduce the Income Base for any Premium and Other Taxes that may apply. If you choose not to receive Annuity Payments as guaranteed under the Rider, you may elect any of the Annuity Options available under the Contract.

TERMINATION PROVISIONS

     The GMIB I Rider will terminate upon the earliest of:

          (a) The date you elect to receive Annuity Payments under the Contract and are not eligible to receive payments under the GMIB Rider;

          (b) The 30th day following the Contract Anniversary immediately after your 85th birthday;

          (c) The date you make a complete withdrawal of your Account Value;

          (d) Death of the Contract Owner (unless the spouse is the beneficiary and elects to continue the Contract and Rider), or death of the Annuitant if a non-natural person owns the Contract; or

          (e) Change of the Contract Owner, for any reason.

THE PREDICTOR PLUS, PREDICTOR AND GMIB I RIDER CHARGE

     Rider charges are 0.75% for the Predictor Plus and 0.50% of the Income Base for the Predictor and GMIB I at the time the charge is assessed. For the Predictor Plus, if you elect an Optional Reset as permitted, we may increase the GMIB charge to the then current charge but no more than a maximum of 1.50% of the Income Base. The charge is assessed at the first Contract Anniversary, and then at each subsequent Contract Anniversary up to and including the anniversary on or immediately preceding the date the Rider is exercised. Upon full withdrawal or annuitization, the rider charge is deducted from your Contract Value pro rata from each Subaccount, the Fixed Account and the EDCA Guaranteed Account. For Contracts issued from May 1, 2003 and prior to May 1, 2005, the charge for the Predictor and GMIB I is reduced to 0.45% of the Income Base if you choose either the Annual Step-Up Death Benefit or the Greater of Annual Step-Up or 5% Annual Increase Death Benefit. For Contracts for which a completed application and any other required paper work were received in good order at our Annuity Administrative Office by February 14, 2003, and for which an initial purchase payment was received within 60 days, the charge for the Guaranteed Minimum Income Benefit is 0.15% lower (0.35% rather than 0.50%).

     The Rider charge will result in the cancellation of Accumulation Units from each applicable subaccount of the Variable Account and/or a reduction in the Account Value allocated to the Fixed Account in the ratio the Account Value in a subaccount and/or the Fixed Account bears to the total Account Value. For contracts issued on and after May 1, 2003, the Fixed Account is not available in the state of New York if you have selected the Predictor Plus, Predictor or GMIB I.

THE GMIB, QUALIFIED CONTRACTS AND DECEDENT CONTRACTS

     The GMIB may have limited usefulness in connection with a qualified contract, such as an IRA (See Federal Income Tax Considerations -- Taxation of Qualified Contracts), in circumstances where the Contract Owner is planning to exercise the GMIB on a date later than the beginning date of required minimum distributions under the Contract. In such event, required minimum distributions received from the Contract will have the effect of reducing the Income Base either on a proportionate or dollar for dollar basis, as the case may be. This may have the effect of reducing or eliminating the value of Annuity Payments under the GMIB. You should consult your tax advisor before selecting the Predictor Plus, Predictor or GMIB I.

     Additionally, the GMIB may not be appropriate for purchase by a beneficiary under a decedent's IRA (or where otherwise offered, under any other contract which is being "continued" by a beneficiary after the death of the owner (or after the death of the annuitant in certain cases). Under the tax rules, such contracts generally require distributions to commence in accordance with tax regulations by the end of the calendar year following the year of the owner's death. The GMIB benefit may not be exercised until 10 years after purchase. It is not clear under these rules whether minimum distribution will be met in all cases where income payments under a life contingent annuity (such as provided under the GMIB) do not begin until after the year following the year of death, as would be the case with a GMIB benefit purchased by such beneficiary. Even if minimum distribution requirements would be met, the value of such benefit may be adversely impacted or eliminated, depending on the beneficiary's own situation, because of required distributions prior to the time that the benefit could be exercised. You should consult your own tax advisor before selecting the Predictor Plus, Predictor or GMIB I.

                         GUARANTEED WITHDRAWAL BENEFIT

DESCRIPTION OF THE GUARANTEED WITHDRAWAL BENEFIT I

     In states where approved, you may elect the Guaranteed Withdrawal Benefit ("GWB") as an optional rider to your Contract. At the time you purchase a Contract, you may elect the GWB rider prior to age 86 (subject to your Contract maximum issue age). The GWB is a guaranteed minimum withdrawal benefit that guarantees the complete return of your purchase payments -- plus a 5% bonus amount -- over time. You may begin taking withdrawals immediately or at a later time. The GWB is intended to protect you against poor market performance only if your annual withdrawals or amounts applied to an Annuity Option are less than or equal to a specified amount as described in more detail below. (See also "APPENDIX F: Guaranteed Withdrawal Benefit Examples.")

     However, the GWB does not establish or guarantee a Contract Value or minimum return for any subaccount. Income taxes and penalties may apply to your withdrawals, and withdrawal charges may apply to withdrawals during the first Contract Year unless you take the necessary steps to elect to take such withdrawals under a Systematic Withdrawal Program. Once elected, the GWB rider cannot be terminated except as described below. You may not elect the GWB and the GMIB or GMAB riders under your Contract. The GWB guarantees that, provided withdrawals or amounts applied to an Annuity Option do not exceed the Annual Benefit Payment (the initial Annual Benefit Payment is currently 7% of your initial purchase payment plus the GWB Bonus Amount) in any Contract Year, the total payments that you or your Beneficiary will receive from the Contract over time will equal or exceed the Guaranteed Withdrawal Amount, which initially equals your purchase payments (and any applicable GWB Bonus Amount).

     IF IN ANY CONTRACT YEAR YOU TAKE CUMULATIVE WITHDRAWALS THAT EXCEED THE ANNUAL BENEFIT PAYMENT, THE TOTAL PAYMENTS THAT THE GWB GUARANTEES THAT YOU OR YOUR BENEFICIARY WILL RECEIVE FROM THE CONTRACT OVER TIME MAY BE LESS THAN THE GUARANTEED WITHDRAWAL AMOUNT. THIS REDUCTION MAY BE SIGNIFICANT. HOWEVER, THE GWB RIDER CHARGE WILL CONTINUE TO BE DEDUCTED AND CALCULATED BASED ON THE GUARANTEED WITHDRAWAL AMOUNT (WHICH DOES NOT DECREASE DUE TO WITHDRAWALS) UNTIL TERMINATION OF THE CONTRACT.

     Note: The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining guaranteed minimum withdrawal benefit base at the time of the withdrawal if greater than the account balance (prior to surrender charges). This could result in a greater amount of taxable income reported under a withdrawal and conceivably a limited ability to recover any remaining basis if there is a loss on surrender of the Contract. Consult your tax advisor prior to purchase.

BENEFIT BASE

     Your initial Benefit Base is equal to the initial Guaranteed Withdrawal Amount, calculated as your initial purchase payment plus the GWB Bonus Amount. Thereafter, the Benefit Base is calculated separately from the Guaranteed Withdrawal Amount. Your Benefit Base will change as purchase payments and withdrawals are made, or as the result of an Optional Reset, while your Guaranteed Withdrawal Amount may change only as purchase payments are made, or as the result of an Optional Reset.

     The Benefit Base is equal to:

     - Your initial purchase payment, increased by any applicable GWB Bonus Amount (currently, 5% for the initial purchase payment);

     - Increased by each subsequent purchase payment and by any applicable GWB Bonus Amount (currently, 5% of each subsequent purchase payment);

     - Reduced dollar for dollar by Benefits Paid, which are withdrawals (including any applicable withdrawal charges) and amounts applied to an annuity option (currently, you may not apply amounts less than your entire Contract Value to an annuity option); and
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     - If a Benefit Paid from your Contract is not payable to the Contract Owner or Contract Owner's bank account (or Annuitant's bank account, if the Owner is a non-natural person) or results in cumulative Benefits Paid for the current Contract Year exceeding the Annual Benefit Amount, and the resulting Benefit Base exceeds the Contract Value, an additional reduction in the Benefit Base will be made. This additional reduction will be equal to the difference between the Benefit Base and your Contract Value after the decrease for the Benefits Paid. The Benefit Base will also be reset as a result of an Optional Reset as described below.

ANNUAL BENEFIT PAYMENT

     The initial Annual Benefit Payment is equal to the initial Benefit Base multiplied by the GWB Withdrawal Rate, currently 7%. The Annual Benefit Payment is reset after each subsequent purchase payment to the greater of the Annual Benefit Payment before the subsequent purchase payment and the GWB Withdrawal Rate multiplied by the Benefit Base after the subsequent purchase payment.

     Benefits Paid from your Contract have the following effect. If annual Benefits Paid from your Contract do not exceed the Annual Benefit Payment, the Annual Benefit Payment will not decrease. (However, as noted above, during the first Contract Year, even if annual Benefits Paid from your Contract do not exceed the Annual Benefit Payment, withdrawal charges may apply to withdrawals unless you take the necessary steps to elect such withdrawals under a Systematic Withdrawal program.) If a Benefit Paid from your Contract does result in annual Benefits Paid during a Contract Year exceeding the Annual Benefit Payment or is not payable to the Contract Owner or Contract Owner's bank account (or the Annuitant's bank account, if the Owner is a non-natural person), the Annual Benefit Payment will be recalculated and may be reduced. The new Annual Benefit Payment will equal the lower of (1) the Annual Benefit Payment before the withdrawal and (2) your Contract Value after the decrease for the Benefit Paid multiplied by the GWB Withdrawal Rate.

     For IRAs and other Contracts subject to Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements, generally beginning at age 70 1/2. A beneficiary under a decedent's IRA (or where otherwise offered, under any other contract which is being "continued" by a beneficiary after the death of the owner or after the death of the annuitant in certain cases) may be required to take such withdrawals which must commence in accordance with tax regulations by the end of the calendar year following the year of the owner's death. These required distributions may be larger than the Annual Benefit Payment and may therefore adversely impact your guarantee under the GWB rider.

GUARANTEED WITHDRAWAL AMOUNT

     The initial Guaranteed Withdrawal Amount is equal to your initial purchase payment plus the GWB Bonus Amount. The total amount guaranteed to be withdrawn over time may be less than the Guaranteed Withdrawal Amount if your annual withdrawals exceed the Annual Benefit Payment. However, the Guaranteed Withdrawal Amount is always the amount against which the GWB Rider Charge is calculated. The Guaranteed Withdrawal Amount may increase with additional purchase payments. In this case, the Guaranteed Withdrawal Amount will be reset equal to the greater of the (1) Guaranteed Withdrawal Amount before the purchase payment and (2) the Benefit Base after the purchase payment. Withdrawals do not decrease the Guaranteed Withdrawal Amount.

OPTIONAL RESET

     An Optional Reset can result in an increase of the Annual Benefit Payment, the Benefit Base, the Guaranteed Withdrawal Amount and the GWB Rider Charge. The Optional Reset can result in a decrease of the Annual Benefit Payment and the Guaranteed Withdrawal Amount if the Contract Value before the reset was less than the Guaranteed Withdrawal Amount. Starting with the fifth Contract Anniversary prior to the Owner's 86th birthday, you may ask us to reset the Annual Benefit Payment, Benefit Base and Guaranteed Withdrawal Amount, provided that your Contract Value is larger than the Benefit Base immediately before the reset. We must receive your request in writing within a 30-day period prior to that Contract Anniversary. You may elect an Optional Reset at any subsequent Contract Anniversary as long as it has been at least five years since the last Optional Reset. If the Owner is a non-natural person, the Annuitant's age is the basis for determining the birthday. If there are Joint Owners, the age of the oldest Joint Owner is used to determine the birthday. We reserve the right to prohibit an Optional Reset election if we no longer offer this benefit. The reset will:

     - Reset your Guaranteed Withdrawal Amount and Benefit Base equal to the Contract Value on the date of the reset plus the applicable GWB Bonus Amount (currently, 0%);
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     - Reset your Annual Benefit Payment equal to the Contract Value on the date of the reset multiplied by the GWB Withdrawal Rate (currently 7%); and

     - Reset the GWB Rider Charge equal to the then current level we charge at the time of the reset, up to the Maximum Optional Reset Fee Rate (currently 0.95%).

     The purpose of an Optional Reset is to "lock-in" a higher Benefit Base, which may increase the amount of the Annual Benefit Payment and lengthen the period of time over which these withdrawals can be taken. Locking in a higher Benefit Base increases your total future guaranteed withdrawal payments, but may decrease the amount of the Annual Benefit Payment if, before the reset, the Contract Value is less than the Guaranteed Withdrawal Amount.

TERMINATION OF THE GWB RIDER

     The GWB rider will terminate:

          1. When you take a total withdrawal of your Contract Value (a pro rata portion of the annual GWB Rider Charge will apply);

          2. The date you apply your Contract Value to an annuity option (a pro rata portion of the annual GWB Rider Charge will apply);

          3. When your Contract Value is not sufficient to pay the charge for this benefit (whatever Contract Value is available will be applied to pay the annual GWB Rider Charge);

          4. The Owner dies, except where the Beneficiary or Joint Owner is the spouse of the Owner and the spouse elects to continue the Contract and the spouse is less than 85 years old, or the Annuitant dies (if the Owner is a non-natural person);

          5. There is a change in Owners, Joint Owners or Annuitants (if the Owner is a non-natural person) (a pro rata portion of the annual GWB Rider Charge will apply); or

          6. The Contract is terminated (a pro rata portion of the annual GWB Rider Charge will apply).

GWB RIDER CHARGE

     The GWB Rider Charge is equal to 0.50% of the Guaranteed Withdrawal Amount on each Contract Anniversary, prior to taking into account any Optional Reset occurring on such Contract Anniversary. The GWB Rider Charge is deducted from your Contract Value pro rata from each Subaccount, the Fixed Account and the EDCA Guaranteed Account. The Fixed Account is not available for Contracts purchased in the state of New York if you have selected the GWB. If you elect an Optional Reset of the GWB on the 5th Contract Anniversary or thereafter as permitted, we may increase the GWB Rider Charge to the charge applicable to current Contract purchases at the time of the reset but no more than a maximum of 0.95% of the Guaranteed Withdrawal Amount. The GWB Rider Charge will continue even if your Benefit Base has been reduced to zero.

ADDITIONAL INFORMATION

     If you take a full withdrawal of your Contract Value and the withdrawal does not exceed the Annual Benefit Payment, or your Contract Value is reduced to zero because you do not have a sufficient Contract Value to pay the GWB Charge and your Benefit Base after the withdrawal is more than zero, we will commence making payments to the Owner (or the Annuitant if the Owner is a non-natural person) or to your Beneficiary, if you or the Annuitant should die, on a monthly basis (or any mutually agreed upon frequency, but not less frequently than annually) until the Benefit Base is exhausted. The total annual payments cannot exceed the Annual Benefit Payment, except to the extent required under the Internal Revenue Code.

     If the Owner or Joint Owner (or the Annuitant if the Owner is a non-natural person) should die while this benefit is in effect, your Beneficiary may elect to receive the Guaranteed Withdrawal Benefit as a death benefit instead of the Standard Death Benefit, the Annual Step-Up Death Benefit or the Greater of Annual Step-Up or 5% Annual Increase Death Benefit, if those benefits had been purchased by the Owner(s). Otherwise the provisions of those death benefits will determine the amount of the death benefit.

     If the Beneficiary elects the death benefit under the Guaranteed Withdrawal Benefit, we will pay the remaining Benefit Base on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Benefit Base is exhausted. Except as may be required by the Internal Revenue Code, an annual payment will not
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exceed the Annual Benefit Payment. If your Beneficiary dies while such payments are made, we will continue making the payments to the Beneficiary's estate unless we have agreed to another Payee in writing.

     We reserve the right to accelerate any payment that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other Contracts subject to Section 401(a)(9) of the Internal Revenue Code and Non-Qualified Contracts subject to
Section 72(s)). If you terminate the GWB rider because (1) you make a total withdrawal of your Contract Value; (2) your Contract Value is insufficient to pay the GWB Charge; or (3) the Contract Owner dies, except where the Beneficiary or Joint Owner is the spouse of the Owner and the spouse elects to continue the Contract and the spouse is less than 85 years old, you may not make additional purchase payments under the Contract.

ENHANCED GUARANTEED WITHDRAWAL BENEFIT

     In states where approved, we will offer an enhanced version of the Guaranteed Withdrawal Benefit rider ("Enhanced GWB") instead of the GWB rider. This version is the same as the GWB rider described above ("GWB I"), except with the following enhancements: (1) favorable treatment of required minimum distribution withdrawals; (2) availability of an Optional Reset every three Contract Years; (3) waiver of the GWB Rider Charge if the Benefit Base is zero; and (4) ability to cancel the rider within a 90-day period following the fifth Contract Anniversary. A description of these features follows.

     REQUIRED MINIMUM DISTRIBUTIONS.  For IRAs and other Contracts subject to
Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2. These required distributions may be larger than your Annual Benefit Payment. After the first Contract Year, we will increase your Annual Benefit Payment to equal your required minimum distribution amount for that year, if such amounts are greater than your Annual Benefit Payment. YOU MUST BE ENROLLED IN THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM TO QUALIFY FOR THIS INCREASE IN THE ANNUAL BENEFIT PAYMENT. THE FREQUENCY OF YOUR WITHDRAWALS MUST BE ANNUAL. THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM IS BASED ON INFORMATION RELATING TO THIS CONTRACT ONLY. To enroll in the Automated Required Minimum Distribution program, please contact our Annuity Administrative Office.

     OPTIONAL RESET. Starting with the third Contract Anniversary prior to the Owner's 86th birthday, you may ask us to reset the Annual Benefit Payment, Benefit Base and Guaranteed Withdrawal Amount. Similar to the Optional Reset described above for the GWB I, we must receive your request in writing within a 30-day period prior to that Contract Anniversary. You may elect an Optional Reset at any subsequent Contract Anniversary as long as it has been at least three years since the last Optional Reset and it is prior to the Owner's 86th birthday.

     GWB RIDER CHARGE. Unlike the GWB I described above, we will not continue to assess the GWB Rider Charge if your Benefit Base equals zero.

     CANCELLATION OF THE ENHANCED GWB RIDER. You may elect to cancel the Enhanced GWB rider in accordance with our Administrative Procedures (currently we require you to submit your cancellation request in writing to our Annuity Administrative Office) during the 90-day period following your fifth Contract Anniversary. Such cancellation will take effect upon our receipt of your request. If you cancel the Enhanced GWB rider, you may not re-elect it.

     You may not have the GWB I or Enhanced GWB in effect at the same time as the Guaranteed Minimum Income Benefit or the Guaranteed Minimum Accumulation Benefit.

     (See Appendix F for examples of the Enhanced GWB.)

                    GUARANTEED MINIMUM ACCUMULATION BENEFIT

     In states where approved, you may elect the Guaranteed Minimum Accumulation Benefit ("GMAB") as an optional rider to your Contract. The GMAB guarantees that your Contract Value will not be less than a minimum amount at the end of a specified number of years (the "Rider Maturity Date"). If your Contract Value is less than the minimum guaranteed amount at the Rider Maturity Date, we will apply an additional amount to increase your Contract Value so that it is equal to the guaranteed amount. This benefit is intended to protect you against poor investment performance during the accumulation phase of your Contract.

     If you elect the GMAB rider, we require you to allocate your purchase payments and all of your Contract Value to one of the Asset Allocation subaccounts available in your Contract (the MetLife Moderate to Aggressive Allocation Subaccount and the MetLife Aggressive Allocation Subaccount are not available for this purpose). You may also
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allocate purchase payments to the Enhanced Dollar Cost Averaging program, provided that your destination subaccount is the available Asset Allocation subaccount you have chosen. No transfers are permitted while this rider is in effect. The Asset Allocation subaccount you choose will determine the percentage of purchase payments that equal the guaranteed amount. The Asset Allocation subaccounts available if you choose the GMAB rider, the percentage of purchase payments that determines the guaranteed amount, and the number of years to the Rider Maturity Date for each, are:

                                                          GUARANTEED AMOUNT
ASSET ALLOCATION                                           (% OF PURCHASE     YEARS TO RIDER
SUBACCOUNT                                                    PAYMENTS)       MATURITY DATE
----------------                                          -----------------   --------------
MetLife Conservative Allocation Subaccount..............         130%            10 years
MetLife Conservative to Moderate Allocation
  Subaccount............................................         120%            10 years
MetLife Moderate Allocation Subaccount..................         110%            10 years

     For more information on the Asset Allocation subaccounts, please see "Investment Advice" in your contract prospectus as well as the prospectus for the Asset Allocation portfolios the subaccounts invest in.

     You may elect the GMAB rider when you purchase the Contract, up through age
80. However, you may not elect the GMAB rider if you have also elected a GWB rider or GMIB rider.

     BENEFIT DESCRIPTION. The GMAB rider guarantees that at the Rider Maturity Date, your Contract Value will at least be equal to a percentage of the purchase payments you made during the first 120 days that you held the Contract (the "GMAB Eligibility Period"), less reductions for any withdrawals (and related withdrawal charges) that you made at any time before the Rider Maturity Date. The percentage of purchase payments made that determines the guaranteed amount range from 110% to 130%, depending on the Asset Allocation subaccount you selected. This guaranteed amount is the "Guaranteed Accumulation Amount." The Guaranteed Accumulation Amount is used only to determine the amount of any benefit payable under the GMAB feature and the amount of the annual charge for the GMAB. The maximum Guaranteed Accumulation Amount is $5 million. Purchase payments made after this maximum Guaranteed Accumulation Amount is reached will not increase the Guaranteed Accumulation Amount above the maximum. However, if you make a withdrawal of Contract Value that reduces the Guaranteed Accumulation Amount below the maximum, then purchase payments you make after the withdrawal, and during the GMAB Eligibility Period, will increase the Guaranteed Accumulation Amount until it reaches the maximum. Only purchase payments made during the first 120 days that you hold the Contract are taken into consideration in determining the Guaranteed Accumulation Amount. If you anticipate making purchase payments after 120 days, you should understand that such payments will not increase the Guaranteed Accumulation Amount. Purchase payments made after 120 days are added to your Contract Value and impact whether or not a benefit is due under the GMAB feature at the Rider Maturity Date.

     On your Contract's issue date, the Guaranteed Accumulation Amount is equal to a percentage of your initial purchase payment. Subsequent purchase payments made during the GMAB Eligibility Period increase the Guaranteed Accumulation Amount by the percentage amount of the purchase payment (subject to the limit described above) depending on which Asset Allocation subaccount you have selected. When you make a withdrawal from the Contract, the Guaranteed Accumulation Amount is reduced in the same proportion that the amount of the withdrawal (including any related withdrawal charge) bears to the total Contract Value.

  EXAMPLE:

          Assume your Contract Value is $100,000 and your Guaranteed Accumulation Amount is $120,000, prior to making a $10,000 withdrawal from the Contract. The withdrawal amount is 10% of the Contract Value. Therefore, after the withdrawal, your Contract Value would be $90,000 and your Guaranteed Accumulation Amount would be $108,000 (90% of $120,000).

     Purchase payment bonus amounts under the B Plus Class are not considered to be purchase payments under the GMAB rider and are not part of the Guaranteed Accumulation Amount.

     At the Rider Maturity Date, after deduction of the annual charge for the GMAB rider, we will compare your Contract's Contract Value to its Guaranteed Accumulation Amount. If the Contract Value is less than the Guaranteed Accumulation Amount, we will contribute to your Contract Value the amount needed to make it equal the Guaranteed Accumulation Amount. (This added amount is the "Guaranteed Accumulation Payment.") The Guaranteed Accumulation Payment is allocated entirely to the Asset Allocation subaccount you have selected (no portion of the Guaranteed Accumulation Payment is allocated to the EDCA Guaranteed Account).
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     If your Contract Value is greater than or equal to the Guaranteed
Accumulation Amount at the Rider Maturity Date, then no Guaranteed Accumulation Payment will be paid into your Contract Value. The GMAB rider terminates at the Rider Maturity Date. We will not assess the GMAB Rider Charge after that date, and the related investment requirements and restrictions will no longer apply.

     If your Contract Value is reduced to zero for any reason other than a full withdrawal of the Contract Value or application of the entire Contract Value to an annuity option, but your Contract has a positive Guaranteed Accumulation Amount remaining, the Contract and the GMAB rider will remain in force. No charge for the GMAB rider will be deducted or accrue while there is insufficient Contract Value to cover the deductions for the charge. At the Rider Maturity Date, the Guaranteed Accumulation Payment will be paid into the Contract.

     Purchase payments made after the 120 day GMAB Eligibility Period may have a significant impact on whether or not a Guaranteed Accumulation Payment is due at the Rider Maturity Date. Even if purchase payments made during the 120 day GMAB Eligibility Period lose significant value, if the Contract Value, which includes all purchase payments, is equal to or greater than the Guaranteed Accumulation Amount, which is a percentage of your purchase payments made during the 120 day period, then no Guaranteed Accumulation Payment is made. Therefore, the GMAB rider may not be appropriate for you, if you intend to make additional purchase payments after the GMAB Eligibility Period.

  EXAMPLE:

          Assume that you make one $10,000 purchase payment during the 120 day GMAB Eligibility Period and you select the MetLife Moderate Allocation Subaccount. Therefore, the Guaranteed Accumulation Amount is $11,000 (110% of your $10,000 purchase payment). Assume that at the Rider Maturity Date, your Contract Value is $0. The Guaranteed Accumulation Payment is $11,000 ($11,000 - $0 = $11,000).

          In contrast, assume that you make one $10,000 purchase payment during the 120 day GMAB Eligibility Period and you select the MetLife Moderate Allocation Subaccount. Therefore, the Guaranteed Accumulation Amount is $11,000. Also assume that on the day before the Rider Maturity Date your Contract Value is $0. Assume that you decide to make one purchase payment on the day before the Rider Maturity Date of $11,000. At the Rider Maturity Date, assume there has not been any positive or negative investment experience for the one day between your purchase payment and the Rider Maturity Date. Consequently, your Contract Value is $11,000. We would not pay a Guaranteed Accumulation Payment because the Contract Value of $11,000 is equal to the Guaranteed Accumulation Amount of $11,000
     ($11,000 - $11,000 = $0).

     RIDER TERMINATION. The GMAB rider will terminate at the earliest of: (1) the Rider Maturity Date; (2) the date you surrender the Contract; (3) the date you cancel the GMAB rider, as described below; (4) the date you apply all of your Contract Value to an annuity option; and (5) the date of death of the Owner or Joint Owner (or Annuitant if the Owner is a non-natural person) unless the Beneficiary is the spouse of the Owner and elects to continue the Contract under the spousal continuation provisions of the Contract.

     Once the rider is terminated, the GMAB Rider Charge will no longer be deducted and the related investment requirements and limitations will no longer apply. If the rider is terminated before the Rider Maturity Date, the Guaranteed Accumulation Payment will not be paid.

     CANCELLATION. You may elect to cancel the GMAB rider in accordance with our Administrative Procedures (currently we require you to submit your cancellation request in writing to our Annuity Administrative Office) during the 90-day period following the 5(th) Contract Anniversary. Such cancellation will take effect upon our receipt of your request. Once you have cancelled the GMAB rider, you will no longer be eligible to receive the Guaranteed Accumulation Payment or be bound by the investment requirements and restrictions, and we will no longer deduct the charge for this rider.

GMAB RIDER CHARGE

     The GMAB Rider charge is equal to 0.75% of the GMAB Guaranteed Accumulation Amount at the end of the prior Contract Year. The GMAB Rider Charge is deducted on each Contract Anniversary from your Contract Value pro rata from your Contract's Asset Allocation subaccount and the EDCA Guaranteed Account in the ratio each account bears to your total Contract Value. We take amounts from the Subaccount that is part of the Separate Account by cancelling accumulation units from the Separate Account. If you make a full withdrawal (surrender) of your Contract Value or you apply your Contract Value to an annuity option, we will assess a pro rata portion of the GMAB Rider Charge based on the number of whole months since the last Contract Anniversary.
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                 RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS

     The Federal tax laws provide for a variety of retirement plans offering tax benefits. These plans, which may be funded through the purchase of the individual variable annuity contracts offered in this prospectus, include:

          1. Plans qualified under Section 401(a) of the Code ("Qualified
     Plans");

          2. Annuity purchase plans adopted by public schools and certain tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans") which are funded solely by transfers from existing 403(b) plans and which are not otherwise subject to ERISA; and

          3. Individual retirement accounts adopted by or on behalf of individuals pursuant to Section 408(a) of the Code and individual retirement annuities purchased pursuant to Section 408(b) of the Code (both of which may be referred to as "IRAs"), including simplified employee pension plans and salary reduction simplified employee pension plans, which are specialized IRAs that meet the requirements of Section 408(k) of the Code ("SEPs" and "SARSEPs"), Simple Retirement Accounts under Section 408(p) of the Code ("SIMPLE IRAs") and Roth Individual Retirement Accounts under Section 408A of the Code ("Roth IRAs"). SARSEPs are only allowed if the Plan was established prior to January 1, 1997.

     An investor should consult a qualified tax or other advisor as to the suitability of a Contract as a funding vehicle for retirement plans qualifying for tax-favored treatment, as to the rules underlying such plans and as to the state and federal tax aspects of such plans. In addition, because the underlying tax-favored retirement plan itself provides tax deferral, whether or not a variable annuity is purchased, you should consider whether the features and benefits unique to variable annuities are appropriate for your needs when purchasing a Qualified Contract. In particular, the Contract is not intended for use with TSA Plans that are subject to ERISA. The Company will not provide all the administrative support appropriate for such plans. Accordingly, the Contract should NOT be purchased for use with such plans. The Company may make the Contract available for use with Section 401(k) plans.

     A summary of the federal tax laws regarding contributions to, and distributions from, the above tax benefited retirement plans may be found below under "FEDERAL INCOME TAX CONSIDERATIONS--Taxation of Qualified Contracts." It should be understood that should a tax-favored retirement plan lose its qualification for tax-exempt status, employees will lose some of the tax benefits described herein.

     In the case of certain TSA Plans, IRAs and Roth IRAs, the individual variable annuity contracts offered in this prospectus comprise the retirement "plan" itself. These Contracts will be endorsed, if necessary, to comply with federal and state legislation governing such plans, and such endorsements may alter certain Contract provisions described in this prospectus. Refer to the Contracts and any endorsements for more complete information.

                       FEDERAL INCOME TAX CONSIDERATIONS

     The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract.

     When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money--generally for retirement purposes. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

     Under current federal income tax law, the taxable portion of distributions under qualified plans (including IRAs) is not eligible for the reduced tax rate (15% in 2006) applicable to long-term capital gains and qualifying dividends.

TAXATION OF NON-QUALIFIED CONTRACTS

     Non-Natural Person. If a non-natural person (e.g., a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the premiums or other consideration paid for the Contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.
                                       A-63
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     The following discussion generally applies to Contracts owned by natural persons.

     Withdrawals. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.

     In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total account balance or accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible Purchase Payments paid by or on behalf of any individual. In many cases, the "investment in the contract" under a Qualified Contract can be zero.

     It is conceivable that charges for certain optional benefits under a variable annuity contract, such as any enhanced death benefit in excess of the Standard Death Benefit, may be considered as deemed distributions subject to immediate taxation. The Issuer currently intends to treat these charges as an intrinsic part of the annuity contract and does not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.

     The tax treatment of withdrawals under such a benefit is also uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining guaranteed minimum withdrawal benefit base at the time of the withdrawal if greater than the Contract Value (prior to surrender charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, the Issuer intends to tax report such withdrawals using the gross Contract Value rather than the remaining Benefit Base to determine gain. However, in cases where the maximum permitted withdrawal in any year under the GMWB exceeds the gross Contract Value, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under this benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser prior to selecting any optional benefit under the Contract.

     Penalty Tax on Certain Withdrawals. In the case of a distribution (or a deemed distribution) from a Non-Qualified Contract, there may be imposed a federal tax penalty (in addition to ordinary income tax) equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:

      --  made on or after the taxpayer reaches age 59 1/2;

      --  made on or after the death of an Owner;

      --  attributable to the taxpayer's becoming disabled;

      -- made as part of a series of substantially equal periodic payment (at least annually) for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his or her designated beneficiary; or

      -- under certain single premium immediate annuities providing for substantially equal payments made at least annually and where the annuity date is no later than one year from the date of purchase.

     Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

     Annuity Payments. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of any annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income. Once the investment in the Contract has been recovered through the use of the excludable amount, the entire amount of all future payments are includable in taxable income.

     In general, the amount of each payment under a variable annuity payment option that can be excluded from Federal income tax is the remaining after-tax cost in the amount annuitized at the time such payments commence, divided by the number of expected payments, subject to certain adjustments. No deduction is permitted for any excess of such excludable amount for a year over the annuity payments actually received in that year. However, you may elect to increase the excludable amount attributable to future years by a ratable portion of such excess. Consult your tax advisor as to how to make such election and also as to how to treat the loss due to any unrecovered investment in the contract when the income stream is terminated.

     The federal income tax treatment of an annuity payment option that contains a commutation feature (i.e., an annuity payment option that permits the withdrawal of a commuted value) is uncertain. Specifically, it is possible that
(a) all payments made under the annuity payment option will be taxed as withdrawals, on an income-first basis, rather than as annuity payments, a portion of which would be excludable from income as a return of investment in the contract, or (b) the ability to fully recover the investment in the contract over the annuity payment period may be limited due to the reduction or elimination of future annuity payments that would have each had an excludable amount.

     Additionally, it is uncertain whether the exercise of a commutation feature under a joint and survivor variable life annuity payment option constitutes an exchange into a deferred annuity, thus requiring payout of any remaining interest in the deferred annuity within five years of an owner's death (or the primary annuitant's death where the owner is not a natural person) or over the designated beneficiary's life (or over a period no longer than the beneficiary's remaining life expectancy) with such payments beginning within 12 months of the date of death if an owner dies during the certain period for such payout option. Accordingly, we reserve the right to restrict the availability of the commutation feature or to require the value of all remaining income payments be paid to the designated beneficiary or to the surviving joint annuitant, as the case may be, in a lump sum after proof of an owner's death (or of a primary annuitant's death, where the owner is not a natural person) during the certain period to comply with these tax law requirements.

     Caution: We will treat the application of less than your entire Contract Value under a Non-Qualified Contract to a pay-out option (receiving annuity income payments) as a taxable withdrawal for Federal income tax purposes and also as subject to the 10% penalty tax (if you are under age 59 1/2) in addition to ordinary income tax. We will then treat the amount of the withdrawal as the purchase price of an income annuity and tax report the annuity income payments received under the rules for variable income annuities. Consult your tax advisor prior to partially annuitizing your contract.

     Annuity income payments and amount received on the exercise of a withdrawal or partial withdrawal from an annuity option under your non-qualified contract may not be transferred in a tax-free exchange into another annuity contract. In accordance with our procedures, such amounts will instead be taxable under the rules for annuity income payments or withdrawals, whichever is applicable.

     Additionally, if you are under age 59 1/2 at the time annuity income payments commence and intend the annuity income payments to constitute an exception to the 10% penalty tax, any attempt to make a tax-free transfer or rollover (whether for non-qualified or qualified annuities) prior to the later of (a) age 59 1/2, or (b) five years after annuity income payments commence, will generally invalidate the exception and subject you to additional penalties and interest.

     The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between investment subaccounts after the annuity starting date. Consult your own tax advisor.

     Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments. See the Statement of Additional Information as well as page A-31 of this prospectus for a general discussion on the federal income tax rules applicable to how death benefits must be distributed.

     Transfers, Assignments or Exchanges of a Contract. Where otherwise permitted under the terms of the Contract, a transfer or assignment of ownership of a Contract, the designation or change of an annuitant, the selection of certain maturity dates, or the exchange of a Contract may result in certain adverse tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, exchange, or event should consult a tax advisor as to the tax consequences.

     Withholding. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner's income when a taxable distribution occurs.

     Further Information. We believe that the Contracts will qualify as annuity contracts for Federal income tax purposes and the above discussion is based on that assumption. Further details may be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."

TAXATION OF QUALIFIED CONTRACTS

     The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

     Individual Retirement Accounts (IRA's), as defined in Section 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of the applicable dollar amount for the year (for 2006, $4,000 plus, for Owner's age 50 or older, $1,000) or the amount of compensation includible in the individual's gross income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. If contributions are being made under a SEP or SARSEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan. Distributions from certain retirement plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than non-deductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless an exception applies. The IRS could conceivably take the position that the offering of death benefits in excess of the greater of (a) Contract Value or (b) return of premium (adjusted for prior distributions) adversely affects the qualification of the Contract as an IRA. Disqualification of the Contract as an IRA could result in the immediate taxation of amounts held in the Contract and the imposition of penalty taxes. THE IRS HAS APPROVED THE FORM OF THE TRADITIONAL IRA ENDORSEMENT AND SIMPLE IRA ENDORSEMENT FOR USE WITH THE CONTRACT AND CERTAIN RIDERS, INCLUDING RIDERS PROVIDING FOR DEATH BENEFITS IN EXCESS OF PREMIUMS PAID. PLEASE BE AWARE THAT THE IRA OR SIMPLE IRA CONTRACT ISSUED TO YOU MAY DIFFER FROM THE FORM OF THE TRADITIONAL IRA OR SIMPLE IRA APPROVED BY THE IRS BECAUSE OF SEVERAL FACTORS SUCH AS DIFFERENT RIDERS AND STATE INSURANCE REQUIREMENTS. ADDITIONALLY, SUCH APPROVAL AS TO THE FORM OF THE CONTRACT BY THE IRS DOES NOT CONSTITUTE ANY APPROVAL OR ENDORSEMENT AS TO THE INVESTMENT PROGRAM THEREUNDER.

     SIMPLE IRA's permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to $10,000 for 2006. The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRA's are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

     Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax, and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

     Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract. The Contract has an enhanced death benefit that in some cases may exceed the greater of the premium payments or the account value.

     Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988;
(2) earnings on those contributions; and (3) earnings on amounts held as of the close of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.

     Proposed income tax regulations issued in November 2004 would require certain fundamental changes to these arrangements including (a) a requirement that there be a written plan document in addition to the annuity contract (or section 403(b)(7) custodial account), (b) significant restrictions on the ability of participants to direct proceeds between 403(b) annuity contracts and
(c) new restrictions on withdrawals of amounts attributable to contributions other than elective deferrals.

     The Proposed regulations will generally not be effective until taxable years beginning after December 31, 2006, at the earliest; and may not be relied on until issued in final form. However, certain aspects, including a proposed prohibition on use of life insurance under section 403(b) arrange and rules affecting payroll taxes on certain types of contributions are currently effective unless revised or revoked in final form.

HURRICANE RELIEF

     Distributions: Your plan may provide for "qualified hurricane distributions" pursuant to the Katrina Emergency Tax Relief Act of 2005 and the Gulf Opportunity Zone Act of 2005. Subject to an aggregate limit of $100,000 among all eligible retirement plans, a participant's qualified hurricane distributions are not subject to the 10% early withdrawal penalty that might otherwise apply to a qualified annuity under section 72(t).

     To the extent a participant "repays" a qualified hurricane distribution by contributing within three years of the distribution date to an eligible retirement plan that accepts rollover contributions, it will generally be treated as a timely direct trustee-to-trustee transfer and will not be subject to income tax. To the extent a participant does not repay a qualified hurricane distribution within three years, he or she will include the distribution in gross income ratably over the three-tax year period, beginning with the tax year in which the distribution is received, unless the participant elects to opt out of three-year averaging by including the qualified hurricane distribution in gross income for the year it is received. Consult your independent tax advisor to determine if hurricane relief is available to your particular situation.

     Death Benefits. FOR CONTRACTS PURCHASED IN CONNECTION WITH QUALIFIED PLANS UNDER SECTION 401(A) OR TSA PLANS UNDER SECTION 403(B), CERTAIN DEATH BENEFITS COULD CONCEIVABLY BE CHARACTERIZED AS AN INCIDENTAL BENEFIT, THE AMOUNT OF WHICH IS LIMITED IN CERTAIN PENSION OR PROFIT-SHARING PLANS. BECAUSE THE DEATH BENEFIT IN CERTAIN CASES MAY EXCEED THIS LIMITATION, EMPLOYERS USING THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD CONSULT THEIR TAX ADVISER.

     Eligible Section 457(b) Plans, while not actually providing for a qualified plan as that term is normally used, provides for certain eligible deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The Contract can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. Under a non-governmental plan, all such investments, however, are owned by and are subject to, the claims of the general creditors of the sponsoring employer (which must be a tax-exempt entity under Section 501(c) of the Code). In general, all amounts received under a non-governmental Section 457(b) plan are taxable and are subject to federal income tax withholding as wages.

     Other Tax Issues.  Qualified Contracts (including contracts issued under
Section 457(b) plans) have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules. Failure to meet such rules generally results in the imposition of a 50% excise tax on the amount which should have been, but was not, distributed.

     Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of Contract Value, as well as all living benefits) must be added to the Contract Value in computing the amount required to be distributed over the applicable period.

     The final required minimum distribution regulations permit income payments to increase due to "actuarial gain" which includes the investment performance of the underlying assets, as well as changes in actuarial factors and assumptions under certain conditions. Additionally, withdrawals may also be permitted under certain conditions. The new rules are not entirely clear, and you should consult with your own tax advisor to determine whether your variable income annuity will satisfy these rules for your own situation.

     Distributions from Qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

     "Eligible rollover distributions" from section 401(a), 403(a), 403(b) and governmental Section 457(b) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee's spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the employee chooses a "direct rollover" from the plan to a tax-qualified plan, IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions. Effective March 28th 2005, certain mandatory distributions made to participants in an amount in excess of $1,000 must be rolled over to an IRA designated by the Plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan of his or her own choosing. General transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.

     Foreign Tax Credits. To the extent permitted under the federal income tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain of the Eligible Funds to foreign jurisdictions.

     Guaranteed Benefits. If you have purchased the Guaranteed Withdrawal Benefit or Enhanced Guaranteed Withdrawal Benefit, note the following:

     The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amounts guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Contract Value (prior to withdrawal charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, we intend to tax report such withdrawals using the Contract Value rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the Guaranteed Withdrawal Benefit exceeds the Contract Value, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal.

     We reserve the right to change its tax reporting practices where we determine that it is not in accordance with IRS guidance (whether formal or informal).

     Commutation Features Under Annuity Payment Options. Please be advised that the tax consequences resulting from the election of an annuity payment option containing a commutation feature is uncertain and the IRS may determine that the taxable amount of the annuity payments and withdrawals received for any year COULD BE GREATER THAN OR LESS THAN THE TAXABLE AMOUNT REPORTED BY THE COMPANY. The exercise of the commutation feature also may result in adverse tax consequences including:

     -- The imposition of a 10% penalty tax on the taxable amount of the commuted value, if the taxpayer has not attained age 59 1/2 at the time the withdrawal is made. This 10% penalty tax is in addition to the ordinary income tax on the taxable amount of the commuted value.

     -- The retroactive imposition of the 10% penalty tax on annuity payments received prior to the taxpayer attaining age 59 1/2.

     -- The possibility that the exercise of the commutation feature could adversely affect the amount excluded from Federal income tax under any annuity payments made after such commutation.

     See also the discussion of commutation features under "Annuity Payments." A payee should consult with his or her own tax advisor prior to electing to annuitize the contract and prior to exercising any commutation feature under an annuity payment option.

     Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

     Generation-skipping transfer tax. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

     Annuity purchases by nonresident aliens and foreign corporations. The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

POSSIBLE TAX LAW CHANGES

     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

     We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

                                 VOTING RIGHTS

     We are the legal owner of the Eligible Fund shares held in the Variable Account and have the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by Federal securities law, we will give you, as Contract Owner, the right to instruct us how to vote the shares that are attributable to your Contract.

     Prior to annuitization, we determine the number of votes on which you have a right to instruct us, on the basis of your percentage interest in a subaccount and the total number of votes attributable to the subaccount. After annuitization, the number of votes attributable to your Contract is determined on the basis of the reserve for your future annuity payments and the total number of votes attributable to the subaccount. After annuitization the votes attributable to your Contract decrease as reserves underlying your Contract decrease.

     We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares as to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withheld from voting on any proposition in the same proportion as the shares held in that subaccount for all policies or contracts for which we have received voting instructions.

     We will vote for Eligible Fund shares held in our general investment account (or any unregistered separate account for which voting privileges are not given) in the same proportion as the aggregate of (i) the shares for which we received voting instructions and (ii) the shares that we vote in proportion to such voting instructions.

                         DISTRIBUTION OF THE CONTRACTS

     We have entered into a distribution agreement with our affiliate, New England Securities Corporation ("Distributor"), for the distribution and sale of the Contracts. Distributor offers the Contracts through its sales representatives. Distributor may also enter into selling agreements with other affiliated broker-dealers ("selling firms") for the sale of the Contracts. We pay commissions to Distributor for sales of the Contracts by its sales representatives, as well as selling firms. Each of the Eligible Funds make payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing Fund shares (see "Fee Table--Annual Eligible Fund Operating Expenses" and the Eligible Fund prospectuses). These payments range from 0.15% to 0.25% of Variable Account assets invested in a particular Eligible Fund. Distributor may also receive brokerage commissions on securities transactions initiated by an investment adviser of an Eligible Fund. Additionally, we pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all amounts allocated to the American Funds Bond Fund, American Funds Growth Fund, the American Funds Growth-Income Fund, and the American Funds Global Small Capitalization Fund for the services it provides in marketing the Funds' shares in connection with the Contract.

     The maximum commission payable for Contract sales by Distributor's sales representatives is 8% of purchase payments. Some sales representatives may elect to receive no or a lower commission when a purchase payment is made along with a quarterly payment based on Contract Value for so long as the Contract remains in effect. We also pay for Distributor's operating and other expenses, including the following sales expenses: sales representative training allowances; compensation and bonuses for the Distributor's management team; advertising expenses; and all other expenses of distributing the Contracts. Distributor pays its sales representatives all of the commissions received for their sales of Contracts; it does not retain any portion of those commissions. We do not currently but reserve the right to pay lower commissions on purchase payments allocated to the Fixed Account and/or Guaranteed Account than we do for purchase payments allocated to the Variable Account. All or a portion of commissions may be returned if the Contract is not continued through the first Contract Year.

     Sales representatives and their managers are also eligible for various non-cash compensation programs that the Company offers, such as conferences, trips, prizes, and awards. In addition, Distributor's sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. Other payments may be made for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

     Distributor also makes payments for the sale of the Contracts to the Managing Partner who supervises the sales representative. Payments to the Managing Partners vary and depend on a number of factors, including the sales representative's level of sales, as well as the level of sales by all sales representatives in the Managing Partner's agency.

     Distributor's sales representatives and their Managing Partners (and the sales representatives and managers of our affiliates) may also be eligible for additional cash compensation such as bonuses, equity awards (for example, stock options), training allowances, supplemental salary, payments based on a percentage of the Contract Value, financing arrangements, marketing support, medical and retirement benefits and other insurance and non-insurance benefits. The amount of this additional compensation is based on the amount of proprietary products sold. Proprietary products are products issued by the Company and its affiliates. Sales representatives must meet a minimum level of sales of proprietary products in order to maintain agent status with us and in order to be eligible for most of the cash compensation described above. Managing Partners may be eligible for additional cash compensation based on the performance (with emphasis on the sale of proprietary products) of the sales representatives that the Managing Partner supervises. Managing Partners may pay a portion of their cash compensation to their sales representatives.

     In addition to the payments listed above, NELICO makes certain payments to its business unit or to the business unit of its affiliate that is responsible for the operation of the distribution systems through which the Contract is sold. This amount is part of the total compensation paid for the sale of the Contract.

     Receipt of the cash compensation described above may provide sales representatives and their Managing Partners with an incentive to favor the sale of proprietary products over similar products issued by non-affiliates.

     The commissions payable for Contract sales by selling firms (affiliated and non affiliated)will not exceed that described above. Selling firms pay their sales representatives all or a portion of the commissions received for their sales of Contracts; some firms may retain a portion of commissions. Sales representatives and their managers are also eligible for various cash benefits and non-cash compensation items (as described above) that we may provide jointly with affiliated selling firms.

     A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

     Commissions and other incentives or payments described above are not charged directly to Contract Owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract.


     We and Distributor may also enter into preferred distribution arrangements with certain affiliated selling firms such as Metropolitan Life Insurance Company, Walnut Street Securities, Inc. and Tower Square Securities, Inc.. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, we and Distributor may pay separate, additional compensation to the selling firm for services the selling firm provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the selling firm, the hiring and training of the selling firm's sales personnel, the sponsoring of conferences and seminars by the selling firm, or general marketing services performed by the selling firm. The selling firm may also provide other services or incur other costs in connection with distributing the Contracts.


                       THE OPERATION OF THE FIXED ACCOUNT


     The Contract has a Fixed Account option in states that have approved this option. You may allocate net purchase payments and may transfer Contract Value in the Variable Account to the Fixed Account, which is part of our general account. The Fixed Account offers diversification to a variable annuity contract, allowing you to protect principal and earn a guaranteed rate of interest. The Fixed Account is not available to Contracts purchased after May 1, 2003 for which the C Class has been selected or for any Contracts which are purchased on or after that date in the state of New York if the Predictor or GMIB I has been selected. The Fixed Account is also not available for Contracts purchased in the state of New York if the optional Guaranteed Withdrawal Benefit is selected. The Fixed Account is not available if the Predictor Plus or GMAB is selected.



     Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and neither the Fixed Account nor the general account has been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the general account, the Fixed Account nor any interests therein are generally subject to the provisions of these Acts, and we have been advised that the staff of the Securities and Exchange Commission does not review disclosures relating to the general account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


     Our general account consists of all assets owned by us other than those in the Variable Account and the Company's other separate accounts. We have sole discretion over the investment of assets in the general account, including those in the Fixed Account. You do not share in the actual investment experience of the assets in the Fixed Account. Instead, we guarantee that we will credit Contract Values in the Fixed Account with interest at an annual rate that will not be less than the minimum rate required by your state (the minimum rate on the Fixed Account is 1.5% but may be higher in your state or may be higher for contracts sold prior to September 2, 2003). We are not obligated to credit interest at a higher rate, although we have sole discretion to do so. We will credit Contract Values in the Fixed Account with interest daily. We also reserve the right to restrict transfers or purchase payments into the Fixed Account if we are paying an interest rate on the Fixed Account equivalent to our guaranteed minimum interest rate or if the total Contract Value in the Fixed Account exceeds such maximum amount(s) that we establish from time to time. You can contact us or consult your registered representative for our current limits.


     Currently, any purchase payment or portion of Contract Value you allocate to the Fixed Account will earn interest at an annual rate we determine for that deposit for a 12-month period. At the end of each succeeding 12-month period, we will determine the interest rate that will apply to that deposit plus the accrued interest for the next 12 months. This renewal rate may differ from the interest rate that is applied to new deposits on that same day.


CONTRACT VALUE AND FIXED ACCOUNT TRANSACTIONS

     A Contract's total Contract Value will include its Contract Value in the Variable Account, in the Fixed Account, or in the Company's general account (but outside the Fixed Account).

     Amounts you surrender from the Fixed Account will be on a "first-in, first-out" basis. The amounts you allocate to the Fixed Account are subject to the same rights and limitations as in the Variable Account regarding withdrawals and partial withdrawals. Special limits, however, apply to transfers involving the Fixed Account (see below). Unless you request otherwise, any partial withdrawal you make will reduce the Contract Value in the subaccounts of the Variable Account and the Fixed Account, proportionately.

     We limit the amount of Contract Value which you may transfer from the Fixed Account, except with our consent to the greater of (i) 25% of Contract Value in the Fixed Account at the end of the first day of the Contract Year, or (ii) the amount of Contract Value that you transferred from the Fixed Account in the prior Contract Year. However, these limits do not apply to new deposits to the Fixed Account for which the dollar cost averaging program has been elected within 30 days from the date of deposit. Amounts you transfer to the subaccounts from the Fixed Account will be on a "last-in, first-out" basis. No transfers to the Fixed Account are allowed for 180 days after the date of a transfer out of the Fixed Account and we reserve the right to restrict purchase payments to the Fixed Account during this period. Currently we are not imposing the restrictions on transfers out of the Fixed Account but we have the right to reimpose them at any time. See the Statement of Additional Information.

     We will deduct the annual Contract Administrative Fee entirely from the Contract Value in the Variable Account, and not from the Contract Value in the Fixed Account.

     For more information on the Fixed Account please refer to the Statement of Additional Information.

                       INVESTMENT PERFORMANCE INFORMATION

     We may advertise or include in sales literature (i) current and effective yields for the subaccounts for a Class; (ii) total returns for the subaccounts for a Class, (iii) non-standard returns for the subaccounts for a Class and (iv) historical and hypothetical illustrations of the growth and value of a purchase payment or payments invested in the subaccounts for a specified period for a Class. Total returns for the subaccounts are based on the investment performance of the corresponding Eligible Funds. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. We may also advertise or include in sales literature a subaccount's performance for a Class compared to certain performance rankings and indexes compiled by independent organizations, and we may present performance rankings and indexes without such a comparison. We may reflect bonus amounts in performance relating to the B Plus Class.

YIELDS

     The current yield of the State Street Research Money Market Subaccount refers to the annualized income generated by an investment in the subaccount over a specified 7-day period on a Class-specific basis. The current yield is calculated by assuming that the income generated for that 7-day period is generated each 7-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

     The yield of a subaccount (beside the State Street Research Money Market Subaccount) refers to the annualized income generated by an investment in the subaccount over a specified 30-day or one-month period on a Class-specific basis. The yield is calculated by assuming the income generated by the investment during that 30-day or one-month period is generated each period over 12 months and is shown as a percentage of the investment.

STANDARD RETURN

     The total return of a subaccount refers to return quotations assuming an investment under a Contract has been held in the subaccount for the stated times. Average annual total return of a subaccount tells you the return you would have experienced if you allocated a $1,000 purchase payment to a subaccount for the specified period. We provide average annual total returns for the subaccounts on a Class-specific basis. Standardized average annual total return reflects all historical investment results, less all charges and deductions applied against the subaccount for that Class (assuming selection of the Standard Death Benefit), including any Withdrawal Charge that would apply if you terminated a Contract at the end of each period indicated, but excluding any deductions for premium taxes. Standard total return for a Class will reflect the charge for the Predictor or GMIB I but will not reflect charges for any other optional additional benefits, including the Earnings Preservation Benefit Rider. From time to time in response to changes in the marketplace, promotional emphasis, and actual sales experience, we may modify our determination of which charges and deductions for optional features to factor into each Class's standardized average annual total returns. Narrative disclosure accompanying performance information in marketing materials always will indicate clearly which charges and deductions are reflected in performance for each Class. Standardized total return may be quoted for various periods including 1 year, 5 years, and 10 years, or from inception of the subaccount if any of those periods are not available.

NON-STANDARD RETURN

     "Non-Standard" average annual total return information for a Class may be presented, computed on the same basis as described above, except that deductions may not include the Withdrawal Charge or the charge for the GMIB. We may from time to time disclose average annual total return for non-standard periods and cumulative total return for a subaccount. We may also provide non-standard performance that reflects the inclusion or exclusion of various optional riders on a Class-specific basis. Narrative disclosure in marketing material containing non-standard returns will indicate which charges and deductions are reflected. Non-standard performance for a Class will be accompanied by standard performance for that Class.

     We may also illustrate on a Class-specific basis what would have been the growth and value of a specified purchase payment or payments if it or they had been invested in each of the Eligible Funds on the first day of the first month after those Eligible Funds had commenced operations. This illustration will show Contract Value and Withdrawal Value, calculated in the same manner as average annual total return, as of the end of each year, ending with the date of the illustration. Withdrawal Value reflects the deduction of any Withdrawal Charge that may apply, but does not reflect the deduction of any premium tax charge. We may also show annual percentage changes in Contract Value and Withdrawal Value, cumulative returns, and annual effective rates of return. We determine the annual percentage change in Contract Value by taking the difference between the Contract Value or Withdrawal Value at the beginning and at the end of each year and dividing it by the beginning Contract Value or Withdrawal Value. We determine cumulative return by taking the difference between the investment at the beginning of the period and the ending Contract Value or Withdrawal Value and dividing it by the investment at the beginning of the period. We calculate the annual effective rate of return in the same manner as average annual total return.

     We may show the percent change in accumulation unit value and annual effective rate of return of a subaccount. Accumulation unit values do not reflect the impact of any Withdrawal Charge, premium tax charge, or the annual Contract Administrative Fee. The percent change in accumulation unit value is calculated by dividing the difference in accumulation unit values at the beginning and end of the period by the beginning accumulation unit value. See the Statement of Additional Information for a description of the method for calculating the annual effective rate of return.

     We may present illustrations for a hypothetical Contract assuming monthly transfers from one subaccount to designated other subaccounts under a Dollar Cost Averaging Program. We may also present illustrations designed to show required minimum distributions and other values for hypothetical Contracts under certain qualified plans.

     We may also illustrate growth and value of a specified purchase payment or payments on a Class-specific basis in the same manner as described above based on hypothetical returns. To see an example of one such hypothetical illustration, refer to Appendix G.

OTHER PERFORMANCE

     In advertising and sales literature, we may compare the performance of each subaccount on a Class-specific basis to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the subaccounts. Advertising and sales literature may also show the performance rankings of the subaccounts assigned by independent services, such as Variable Annuity Research Data Services ("VARDS"), or may compare to the performance of a subaccount on a Class-specific basis to that of a widely used index, such as Standard & Poor's Index of 500 Common Stocks. We may also use other independent ranking services and indexes as a source of performance comparison.

                               LEGAL PROCEEDINGS

     In the ordinary course of business, NELICO, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

     It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, NELICO does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of New England Securities Corporation to perform its contract with the Separate Account or of NELICO to meet its obligations under the Contracts.

                              FINANCIAL STATEMENTS

     You may find the financial statements of the Variable Account and the Company in the Statement of Additional Information.

                            ACCUMULATION UNIT VALUES

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                        CONDENSED FINANCIAL INFORMATION

     The following tables show the Accumulation Unit Values through December 31, 2005 for each subaccount. The Accumulation Unit Values are shown for Contracts with the lowest total Variable Account charge that applied through December 31, 2005, and for Contracts with the highest total Variable Account Charge that applied through December 31, 2005. The first table shows Contracts with the Standard Death Benefit and no riders (1.15% Variable Account charge for all subaccounts except those investing in the American Funds Insurance Series, where it was 1.40%). The second table shows Contracts with the Greater of Annual Step-Up or 5% Annual Increase Death Benefit and the Earnings Preservation Benefit Rider (2.20% Variable Account charge for all subaccounts except those investing in the American Funds Insurance Series, where it was 2.45%.) All other possible combination of charges for an American Forerunner Series Contract appear in the Statement of Additional Information, which is available upon request by writing or calling New England Securities Corporation, 501 Boylston St., Boston, MA 02116 1-800-356-5015 or visiting our website at www.nef.com.

                            ACCUMULATION UNIT VALUES
           (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGH THE PERIOD)

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                        CONDENSED FINANCIAL INFORMATION

                                                                    1.15% VARIABLE ACCOUNT CHARGE
                                                            ----------------------------------------------
                                                                                              NUMBER OF
                                                            ACCUMULATION    ACCUMULATION     ACCUMULATION
                                                            UNIT VALUE AT   UNIT VALUE AT       UNITS
                                                            BEGINNING OF       END OF       OUTSTANDING AT
                                                               PERIOD          PERIOD       END OF PERIOD
                                                            -------------   -------------   --------------
BlackRock Money Market Sub-Account (Class B)
  07/02/2001* to 12/31/2001...............................     2.316804        2.332669          365,811
  01/01/2002 to 12/31/2002................................     2.332669        2.332852        2,821,839
  01/01/2003 to 12/31/2003................................     2.332852        2.318973        6,195,400
  01/01/2004 to 12/31/2004................................     2.318973        2.309213        6,704,053
  01/01/2005 to 12/31/2005................................     2.309213        2.343071        6,730,542
Western Asset Management US Government Sub-Account (Class
  B)(8)(10) (formerly Salomon Bros US Government
  Sub-Account (Class B))
  05/01/2004** to 12/31/2004..............................     1.579245        1.619580        2,054,332
  01/01/2005 to 12/31/2005................................     1.619580        1.623381        6,607,389
Western Asset Management US Government Sub-Account (Class
  E)(9)(10) (formerly Salomon Bros US Government
  Sub-Account (Class E))
  07/02/2001* to 12/31/2001...............................     1.458588        1.504288          871,165
  01/01/2002 to 12/31/2002................................     1.504288        1.600458        4,380,584
  01/01/2003 to 12/31/2003................................     1.600458        1.606657       10,414,448
  01/01/2004 to 12/31/2004................................     1.606657        1.632791       12,063,010
  01/01/2005 to 12/31/2005................................     1.632791        1.639669       11,770,403

----------------------------------------------------------------------------------------------------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.15% VARIABLE ACCOUNT CHARGE
                                                            ----------------------------------------------
                                                                                              NUMBER OF
                                                            ACCUMULATION    ACCUMULATION     ACCUMULATION
                                                            UNIT VALUE AT   UNIT VALUE AT       UNITS
                                                            BEGINNING OF       END OF       OUTSTANDING AT
                                                               PERIOD          PERIOD       END OF PERIOD
                                                            -------------   -------------   --------------
BlackRock Bond Income Sub-Account (Class B)
  07/02/2001* to 12/31/2001...............................     3.967687        4.116167          163,045
  01/01/2002 to 12/31/2002................................     4.116167        4.401486        1,804,114
  01/01/2003 to 12/31/2003................................     4.401486        4.594079        4,102,407
  01/01/2004 to 12/31/2004................................     4.594079        4.730889        5,962,426
  01/01/2005 to 12/31/2005................................     4.730889        4.777709        7,142,220
Lehman Brothers Aggregate Bond Index Sub-Account
  07/02/2001* to 12/31/2001...............................     1.104444        1.137661          214,731
  01/01/2002 to 12/31/2002................................     1.137661        1.236460        3,314,448
  01/01/2003 to 12/31/2003................................     1.236460        1.263646        9,580,256
  01/01/2004 to 12/31/2004................................     1.263646        1.297178       11,900,128
  01/01/2005 to 12/31/2005................................     1.297178        1.306147       14,339,751
Western Asset Management Strategic Bond Opportunities
  Sub-Account (Class B)(8)(10) (formerly Salomon Brothers
  Strategic Bond Opportunities Sub-Account (Class B))
  05/01/2004** to 12/31/2004..............................     1.910648        2.028901        1,435,056
  01/01/2005 to 12/31/2005................................     2.028901        2.057148        4,955,681
Western Asset Management Strategic Bond Opportunities
  Sub-Account (Class E)(9)(10) (formerly Salomon Brothers
  Strategic Bond Opportunities Sub-Account (Class E))
  07/02/2001* to 12/31/2001...............................     1.578946        1.617493          180,096
  01/01/2002 to 12/31/2002................................     1.617493        1.748698        1,639,255
  01/01/2003 to 12/31/2003................................     1.748698        1.944727        5,507,868
  01/01/2004 to 12/31/2004................................     1.944727        2.046945        8,185,861
  01/01/2005 to 12/31/2005................................     2.046945        2.077677        8,394,205
BlackRock Diversified Sub-Account (Class B)
  05/01/2004** to 12/31/2004..............................    36.941912       39.924032           17,530
  01/01/2005 to 12/31/2005................................    39.924032       40.581393           32,172
MFS Total Return Sub-Account(1) (previously Balanced
  Sub-Account)
  07/02/2001* to 12/31/2001...............................     1.524385        1.498783           35,048
  01/01/2002 to 12/31/2002................................     1.498783        1.278296        1,327,453
  01/01/2003 to 12/31/2003................................     1.278296        1.511755        3,446,285
  01/01/2004 To 04/30/2004................................     1.511755        1.499786        4,349,772
MFS Total Return Sub-Account
  5/1/2004** to 12/31/2004................................     3.836332        4.178340        2,030,803
  01/01/2005 to 12/31/2005................................     4.178340        4.248456        2,996,302
Harris Oakmark Focused Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................     3.096339        3.365533        1,370,253
  01/01/2005 to 12/31/2005................................     3.365533        3.650141        3,318,068
Harris Oakmark Focused Value Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................     2.560091        2.685571          481,964
  01/01/2002 to 12/31/2002................................     2.685571        2.416310        4,907,449
  01/01/2003 to 12/31/2003................................     2.416310        3.163837       11,636,252
  01/01/2004 to 12/31/2004................................     3.163837        3.433184       14,747,612
  01/01/2005 to 12/31/2005................................     3.433184        3.727094       13,867,196
BlackRock Large Cap Value Sub-Account (Class B)(8)
  05/01/2004* to 12/31/2004...............................     1.074511        1.187350        1,779,030
  01/01/2005 to 12/31/2005................................     1.187350        1.239040        3,199,011

----------------------------------------------------------------------------------------------------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.15% VARIABLE ACCOUNT CHARGE
                                                            ----------------------------------------------
                                                                                              NUMBER OF
                                                            ACCUMULATION    ACCUMULATION     ACCUMULATION
                                                            UNIT VALUE AT   UNIT VALUE AT       UNITS
                                                            BEGINNING OF       END OF       OUTSTANDING AT
                                                               PERIOD          PERIOD       END OF PERIOD
                                                            -------------   -------------   --------------
BlackRock Large Cap Value Sub-Account (Class E)(9)
  05/01/2002** to 12/31/2002..............................     1.000000        0.793741          375,552
  01/01/2003 to 12/31/2003................................     0.793741        1.062518        2,038,337
  01/01/2004 to 12/31/2004................................     1.062518        1.190256        3,754,139
  01/01/2005 to 12/31/2005................................     1.190256        1.243644        3,394,211
Davis Venture Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................     2.925848        3.154211        2,118,582
  01/01/2005 to 12/31/2005................................     3.154211        3.429931        6,914,939
Davis Venture Value Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................     2.834665        2.692750          574,764
  01/01/2002 to 12/31/2002................................     2.692750        2.221384        4,781,789
  01/01/2003 to 12/31/2003................................     2.221384        2.870941       11,135,852
  01/01/2004 to 12/31/2004................................     2.870941        3.182610       14,532,812
  01/01/2005 to 12/31/2005................................     3.182610        3.465227       14,852,787
FI Value Leaders Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................     2.365503        2.672659           80,300
  01/01/2005 to 12/31/2005................................     2.672659        2.917798          476,645
FI Value Leaders Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................     2.652774        2.411394           98,150
  01/01/2002 to 12/31/2002................................     2.411394        1.917471          342,085
  01/01/2003 to 12/31/2003................................     1.917471        2.402457          743,172
  01/01/2004 to 12/31/2004................................     2.402457        2.697006        1,058,978
  01/01/2005 to 12/31/2005................................     2.697006        2.946950        1,051,934
Harris Oakmark Large Cap Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................     1.230199        1.329755        2,077,579
  01/01/2005 to 12/31/2005................................     1.329755        1.292898        6,777,537
Harris Oakmark Large Cap Value Sub-Account (Class E)(9)
  05/01/2002** to 12/31/2002..............................     1.194373        0.981280        1,013,132
  01/01/2003 to 12/31/2003................................     0.981280        1.215874        8,106,150
  01/01/2004 to 12/31/2004................................     1.215874        1.337643       11,067,763
  01/01/2005 to 12/31/2005................................     1.337643        1.301992       11,137,622
Neuberger Berman Mid Cap Value Sub-Account
  07/02/2001* to 12/31/2001...............................     1.561179        1.512612           63,321
  01/01/2002 to 12/31/2002................................     1.512612        1.347093          805,768
  01/01/2003 to 12/31/2003................................     1.347093        1.813282        2,573,919
  01/01/2004 to 12/31/2004................................     1.813282        2.198692        5,209,970
  01/01/2005 to 12/31/2005................................     2.198692        2.432881        8,256,813
Oppenheimer Global Equity Sub-Account
  5/1/2004** to 12/31/2004................................    12.983513       15.001713            7,183
  01/01/2005 to 12/31/2005................................    15.001713       17.200474           75,986
BlackRock Strategic Value Sub-Account (Class B)(8)
  05/01/2004* to 12/31/2004...............................     1.626631        1.833047        2,779,549
  01/01/2005 to 12/31/2005................................     1.833047        1.882997        5,523,544
BlackRock Strategic Value Sub-Account (Class E)(9)
  07/02/2001** to 12/31/2001..............................     1.432285        1.403224          642,658
  01/01/2002 to 12/31/2002................................     1.403224        1.089127        8,010,482
  01/01/2003 to 12/31/2003................................     1.089127        1.614079       17,079,781
  01/01/2004 to 12/31/2004................................     1.614079        1.837570       22,522,556
  01/01/2005 to 12/31/2005................................     1.837570        1.888488       20,398,176

----------------------------------------------------------------------------------------------------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.15% VARIABLE ACCOUNT CHARGE
                                                            ----------------------------------------------
                                                                                              NUMBER OF
                                                            ACCUMULATION    ACCUMULATION     ACCUMULATION
                                                            UNIT VALUE AT   UNIT VALUE AT       UNITS
                                                            BEGINNING OF       END OF       OUTSTANDING AT
                                                               PERIOD          PERIOD       END OF PERIOD
                                                            -------------   -------------   --------------
BlackRock Investment Trust Sub-Account (Class B)
  07/02/2001* to 12/31/2001...............................     7.405651        6.772638            9,147
  01/01/2002 to 12/31/2002................................     6.772638        4.935465          174,161
  01/01/2003 to 12/31/2003................................     4.935465        6.338206          420,746
  01/01/2004 to 12/31/2004................................     6.338206        6.929556          622,871
  01/01/2005 to 12/31/2005................................     6.929556        7.077751          612,453
MetLife Stock Index Sub-Account
  07/02/2001* to 12/31/2001...............................     3.893357        3.611327          114,642
  01/01/2002 to 12/31/2002................................     3.611327        2.766162        1,416,238
  01/01/2003 to 12/31/2003................................     2.766162        3.496726        3,440,780
  01/01/2004 to 12/31/2004................................     3.496726        3.811946        5,142,665
  01/01/2005 to 12/31/2005................................     3.811946        3.933377        5,401,947
Legg Mason Value Equity Sub-Account (previously MFS
  Investors Trust Sub-Account) (Class B)(8)(13)
  05/01/2004** to 12/31/2004..............................     7.787457        8.647002            9,665
  01/01/2005 to 12/31/2005................................     8.647002        9.138390           20,535
Legg Mason Value Equity Sub-Account (previously MFS
  Investors Trust Sub-Account) (Class E)(9)(13)
  07/02/2001* to 12/31/2001...............................     0.899677        0.835089          110,905
  01/01/2002 to 12/31/2002................................     0.835089        0.658445          813,019
  01/01/2003 to 12/31/2003................................     0.658445        0.790862        2,467,604
  01/01/2004 to 12/31/2004................................     0.790862        0.869966        4,638,502
  01/01/2005 to 12/31/2005................................     0.869966        0.921227        4,584,532
Legg Mason Value Equity Sub-Account(2) (previously MFS
  Investors Trust Sub-Account and, before that, MFS
  Research Managers Sub-Account)
  07/02/2001* to 12/31/2001...............................     0.981512        0.881931           14,318
  01/01/2002 to 12/31/2002................................     0.881931        0.660811          488,204
  01/01/2003 to 12/31/2003................................     0.660811        0.809503        1,444,156
  01/01/2004 To 04/30/2004................................     0.809503        0.824834        1,931,513
FI Mid Cap Opportunities Sub-Account(4)
  05/01/2002* to 12/31/2002...............................     1.000000        0.811726          318,975
  01/01/2003 to 12/31/2003................................     0.811726        1.140188        1,940,328
  01/01/2004 To 04/30/2004................................     1.140188        1.130795        2,954,746
FI Mid Cap Opportunities Sub-Account(3) (previously Janus
  Mid Cap Sub-Account)
  07/02/2001* to 12/31/2001...............................     1.899424        1.567482          164,995
  01/01/2002 to 12/31/2002................................     1.567482        1.097491          607,378
  01/01/2003 to 12/31/2003................................     1.097491        1.456818        1,226,037
  01/01/2004 to 12/31/2004................................     1.456818        1.682450        4,503,752
  01/01/2005 to 12/31/2005................................     1.682450        1.774090        4,448,034
MetLife Mid Cap Stock Index Sub-Account
  07/02/2001* to 12/31/2001...............................     1.053577        1.033682          118,901
  01/01/2002 to 12/31/2002................................     1.033682        0.867483        1,826,447
  01/01/2003 to 12/31/2003................................     0.867483        1.153856        4,894,484
  01/01/2004 to 12/31/2004................................     1.153856        1.319938        7,335,056
  01/01/2005 to 12/31/2005................................     1.319938        1.461744        8,344,977

----------------------------------------------------------------------------------------------------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.15% VARIABLE ACCOUNT CHARGE
                                                            ----------------------------------------------
                                                                                              NUMBER OF
                                                            ACCUMULATION    ACCUMULATION     ACCUMULATION
                                                            UNIT VALUE AT   UNIT VALUE AT       UNITS
                                                            BEGINNING OF       END OF       OUTSTANDING AT
                                                               PERIOD          PERIOD       END OF PERIOD
                                                            -------------   -------------   --------------
FI International Stock Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................     1.221093        1.397216        1,227,378
  01/01/2005 to 12/31/2005................................     1.397216        1.624204        3,844,781
FI International Stock Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................     1.286985        1.177247          302,022
  01/01/2002 to 12/31/2002................................     1.177247        0.958679        3,281,364
  01/01/2003 to 12/31/2003................................     0.958679        1.212108        9,382,604
  01/01/2004 to 12/31/2004................................     1.212108        1.414070       10,047,349
  01/01/2005 to 12/31/2005................................     1.414070        1.646785        9,262,176
Morgan Stanley EAFE Index Sub-Account
  07/02/2001* to 12/31/2001...............................     0.950882        0.858225           78,621
  01/01/2002 to 12/31/2002................................     0.858225        0.706210        1,730,884
  01/01/2003 to 12/31/2003................................     0.706210        0.957843        5,478,996
  01/01/2004 to 12/31/2004................................     0.957843        1.129340        8,721,376
  01/01/2005 to 12/31/2005................................     1.129340        1.260846       10,320,319
BlackRock Legacy Large Cap Growth Sub-Account (Class B)(8)
  05/1/2004** to 12/31/2004...............................     2.375262        2.606996          350,302
  01/01/2005 to 12/31/2005................................     2.606996        2.751324          757,219
BlackRock Legacy Large Cap Growth Sub-Account (Class E)(9)
  07/02/2001** to 12/31/2001..............................     3.039302        2.779511          273,278
  01/01/2002 to 12/31/2002................................     2.779511        1.834426        2,050,719
  01/01/2003 to 12/31/2003................................     1.834426        2.446494        4,355,028
  01/01/2004 to 12/31/2004................................     2.446494        2.626601        5,025,000
  01/01/2005 to 12/31/2005................................     2.626601        2.774555        4,418,744
Jennison Growth Sub-Account (Class B)
  05/1/2005** to 12/31/2005...............................     0.412046        0.495770          372,314
Jennison Growth Sub-Account (Class E)
  05/1/2005** to 12/31/2005...............................     0.412329        0.496830        3,192,387
Jennison Growth Sub-Account (Class B)(8)(12) (previously
  Met/Putnam Voyager Sub-Account (Class B))
  05/01/2004** to 12/31/2004..............................     0.426835        0.446336           83,090
  01/01/2005 to 4/30/2005.................................     0.446336        0.410869               --
Jennison Growth Sub-Account (Class E)(9)(12) (previously
  Met/Putnam Voyager Sub-Account (Class E))
  07/02/2001* to 12/31/2001...............................     0.576172        0.494394          357,289
  01/01/2002 to 12/31/2002................................     0.494394        0.347152        1,678,334
  01/01/2003 to 12/31/2003................................     0.347152        0.431385        3,578,139
  01/01/2004 to 12/31/2004................................     0.431385        0.446340        3,453,420
  01/01/2005 to 4/30/2005.................................     0.446340        0.411153               --
T. Rowe Price Large Cap Growth Sub-Account
  05/01/2004* to 12/31/2004...............................     1.132121        1.228822        1,449,526
  01/01/2005 to 12/31/2005................................     1.228822        1.291677        5,547,726
Loomis Sayles Small Cap Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................     2.401208        2.725367          300,389
  01/01/2005 to 12/31/2005................................     2.725367        2.874174        1,328,797

----------------------------------------------------------------------------------------------------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.15% VARIABLE ACCOUNT CHARGE
                                                            ----------------------------------------------
                                                                                              NUMBER OF
                                                            ACCUMULATION    ACCUMULATION     ACCUMULATION
                                                            UNIT VALUE AT   UNIT VALUE AT       UNITS
                                                            BEGINNING OF       END OF       OUTSTANDING AT
                                                               PERIOD          PERIOD       END OF PERIOD
                                                            -------------   -------------   --------------
Loomis Sayles Small Cap Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................     2.417476        2.290434          145,572
  01/01/2002 to 12/31/2002................................     2.290434        1.774194        1,198,186
  01/01/2003 to 12/31/2003................................     1.774194        2.390252        3,539,781
  01/01/2004 to 12/31/2004................................     2.390252        2.745768        4,603,794
  01/01/2005 to 12/31/2005................................     2.745768        2.898261        4,742,441
Russell 2000 Index Sub-Account
  07/02/2001* to 12/31/2001...............................     1.226300        1.193861          176,064
  01/01/2002 to 12/31/2002................................     1.193861        0.936873        1,652,423
  01/01/2003 to 12/31/2003................................     0.936873        1.349540        4,202,177
  01/01/2004 to 12/31/2004................................     1.349540        1.566231        7,033,204
  01/01/2005 to 12/31/2005................................     1.566231        1.614955        8,067,607
BlackRock Aggressive Growth Sub-Account (Class B)
  05/01/2004** to 12/31/2004..............................    34.939028       38.800924            8,169
  01/01/2005 to 12/31/2005................................    38.800924       42.360155           21,964
Franklin Templeton Small Cap Growth Sub-Account
  07/02/2001* to 12/31/2001...............................     0.954129        0.881195          178,826
  01/01/2002 to 12/31/2002................................     0.881195        0.626836        1,795,413
  01/01/2003 to 12/31/2003................................     0.626836        0.896067        4,615,868
  01/01/2004 to 12/31/2004................................     0.896067        0.984537        6,743,180
  01/01/2005 to 12/31/2005................................     0.984537        1.016048        8,146,418
T.Rowe Price Small Cap Growth Sub-Account
  05/01/2004** to 12/31/2004..............................     1.260567        1.346140          151,024
  01/01/2005 to 12/31/2005................................     1.346140        1.473388          708,562
PIMCO Total Return Sub-Account
  07/02/2001* to 12/31/2001...............................     1.008542        1.056063        1,136,384
  01/01/2002 to 12/31/2002................................     1.056063        1.141013        9,603,432
  01/01/2003 to 12/31/2003................................     1.141013        1.176541       29,020,116
  01/01/2004 to 12/31/2004................................     1.176541        1.220981       42,539,683
  01/01/2005 to 12/31/2005................................     1.220981        1.234188       53,067,828
Lord Abbett Bond Debenture Sub-Account
  07/02/2001* to 12/31/2001...............................     1.380912        1.390396           52,634
  01/01/2002 to 12/31/2002................................     1.390396        1.366619          963,586
  01/01/2003 to 12/31/2003................................     1.366619        1.609827        4,577,028
  01/01/2004 to 12/31/2004................................     1.609827        1.721334        9,039,529
  01/01/2005 to 12/31/2005................................     1.721334        1.727117       12,161,562
Neuberger Berman Real Estate Sub-Account
  05/01/2004** to 12/31/2004..............................     9.999055       12.855176          389,828
  01/01/2005 to 12/31/2005................................    12.855176       14.397050        1,237,659
Lazard Mid-Cap Sub-Account(11) (formerly Met/AIM Mid Cap
  Core Equity Sub-Account)
  05/01/2002* to 12/31/2002...............................     1.141290        0.969569          430,746
  01/01/2003 to 12/31/2003................................     0.969569        1.209365        3,066,916
  01/01/2004 to 12/31/2004................................     1.209365        1.367680        5,283,165
  01/01/2005 to 12/31/2005................................     1.367680        1.461043        5,799,526
Harris Oakmark International Sub-Account Class B
  05/01/2003** to 12/31/2003..............................     0.878540        1.182011        2,995,185
  01/01/2004 to 12/31/2004................................     1.182011        1.408279        9,968,061
  01/01/2005 to 12/31/2005................................     1.408279        1.590425       16,284,269

----------------------------------------------------------------------------------------------------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.15% VARIABLE ACCOUNT CHARGE
                                                            ----------------------------------------------
                                                                                              NUMBER OF
                                                            ACCUMULATION    ACCUMULATION     ACCUMULATION
                                                            UNIT VALUE AT   UNIT VALUE AT       UNITS
                                                            BEGINNING OF       END OF       OUTSTANDING AT
                                                               PERIOD          PERIOD       END OF PERIOD
                                                            -------------   -------------   --------------
Harris Oakmark International Sub-Account Class E
  05/01/2002** to 12/31/2002..............................     1.061095        0.886504               --
  01/01/2003 to 12/31/2003................................     0.886504        1.184423        1,543,584
  01/01/2004 to 12/31/2004................................     1.184423        1.413075        2,533,199
  01/01/2005 to 12/31/2005................................     1.413075        1.596359        3,197,476
MFS Research International Sub-Account
  07/02/2001* to 12/31/2001...............................     0.927492        0.849709           93,021
  01/01/2002 to 12/31/2002................................     0.849709        0.740863        1,816,147
  01/01/2003 to 12/31/2003................................     0.740863        0.967070        5,529,748
  01/01/2004 to 12/31/2004................................     0.967070        1.142973        8,360,916
  01/01/2005 to 12/31/2005................................     1.142973        1.315501       10,997,444
Oppenheimer Capital Appreciation Sub-Account
  05/01/2005 to 12/31/2005................................     8.032014        8.735738           29,894
Janus Aggressive Growth Sub-Account(5) (previously Janus
  Growth Sub-Account)
  07/02/2001* to 12/31/2001...............................     0.952135        0.775990          338,843
  01/01/2002 to 12/31/2002................................     0.775990        0.530690        1,339,061
  01/01/2003 to 12/31/2003................................     0.530690        0.681507        2,098,484
  01/01/2004 to 12/31/2004................................     0.681507        0.730558        2,428,212
  01/01/2005 to 12/31/2005................................     0.730558        0.820277        2,795,359
T. Rowe Price Mid Cap Growth Sub-Account
  07/02/2001* to 12/31/2001...............................     0.931854        0.825551           41,122
  01/01/2002 to 12/31/2002................................     0.825551        0.456708        1,655,011
  01/01/2003 to 12/31/2003................................     0.456708        0.616917        5,668,644
  01/01/2004 to 12/31/2004................................     0.616917        0.718542       12,901,702
  01/01/2005 to 12/31/2005................................     0.718542        0.814249       19,229,605
Met/AIM Small Cap Growth Sub-Account
  05/01/2002** to 12/31/2002..............................     1.123754        0.849902          651,148
  01/01/2003 to 12/31/2003................................     0.849902        1.166732        2,056,754
  01/01/2004 to 12/31/2004................................     1.166732        1.227546        2,741,236
  01/01/2005 to 12/31/2005................................     1.227546        1.313857        3,080,384
RCM Global Technology Sub-Account
  07/02/2001* to 12/31/2001...............................     0.758624        0.610749          236,284
  01/01/2002 to 12/31/2002................................     0.610749        0.297468        1,811,806
  01/01/2003 to 12/31/2003................................     0.297468        0.463355        6,874,562
  01/01/2004 to 12/31/2004................................     0.463355        0.438292       12,237,593
  01/01/2005 to 12/31/2005................................     0.438292        0.481024       11,341,203
MetLife Conservative Allocation Portfolio
  5/1/2005** to 12/31/2005................................     9.999055       10.317034            7,268
MetLife Conservative to Moderate Allocation Portfolio
  5/1/2005** to 12/31/2005................................     9.999055       10.535322          151,983
MetLife Moderate Allocation Portfolio
  5/1/2005** to 12/31/2005................................     9.999055       10.766505          830,877
MetLife Moderate to Aggressive Allocation Portfolio
  5/1/2005** to 12/31/2005................................     9.999055       10.992739          483,478
MetLife Aggressive Allocation Portfolio
  5/1/2005** to 12/31/2005................................     9.999055       11.169288           24,530

----------------------------------------------------------------------------------------------------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.40% VARIABLE ACCOUNT CHARGE
                                                            ----------------------------------------------
American Funds Growth Sub-Account
  07/02/2001* to 12/31/2001...............................    12.984914       11.482595           92,536
  01/01/2002 to 12/31/2002................................    11.482595        8.553837        1,339,395
  01/01/2003 to 12/31/2003................................     8.553837       11.539710        3,886,871
  01/01/2004 to 12/31/2004................................    11.539710       12.800876        6,318,658
  01/01/2005 to 12/31/2005................................    12.800876       14.667370        7,944,020
American Funds Growth-Income Sub-Account
  07/02/2001* to 12/31/2001...............................     8.799275        8.540624          110,485
  01/01/2002 to 12/31/2002................................     8.540624        6.876924        1,449,139
  01/01/2003 to 12/31/2003................................     6.876924        8.980345        4,125,345
  01/01/2004 to 12/31/2004................................     8.980345        9.773854        6,296,437
  01/01/2005 to 12/31/2005................................     9.773854       10.200482        7,723,449
American Funds Global Small Capitalization Sub-Account
  07/02/2001* to 12/31/2001...............................     1.467879        1.354969          174,008
  01/01/2002 to 12/31/2002................................     1.354969        1.081548        2,084,831
  01/01/2003 to 12/31/2003................................     1.081548        1.637421        4,945,481
  01/01/2004 to 12/31/2004................................     1.637421        1.951751        9,266,699
  01/01/2005 to 12/31/2005................................     1.951751        2.412643       12,165,119

---------------
  *  Date on which the Contract first became available.
 **  Date on which the Subaccount first became available.

 (1) Previously, the Balanced Subaccount. On April 30, 2004, the Balanced Portfolio merged into the MFS Total Return Portfolio.

 (2) Previously, the MFS Research Managers Subaccount. On April 30, 2004, the MFS Research Managers Portfolio merged into the MFS Investors Trust Portfolio. On or about April 28, 2006, the MFS Investors Trust Portfolio merged into the Legg Mason Value Equity Portfolio.

 (3) Previously, the Janus Mid Cap Subaccount. On April 30, 2004, the FI Mid Cap Opportunities Portfolio merged into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio. Information shown for the FI Mid Cap Opportunities Subaccount (formerly the Janus Mid Cap Subaccount) reflects the unit value history of the Janus Mid Cap Subaccount through the date of the merger.

 (4) Previously, the FI Mid Cap Opportunities Subaccount. On April 30, 2004, the FI Mid Cap Opportunities Portfolio merged into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio. Information shown reflects the unit value history of the FI Mid Cap Opportunities Portfolio Sub-Account.

 (5) Previously, the Janus Growth Subaccount. On April 28, 2003, the Janus Growth Portfolio merged into the Janus Aggressive Growth Portfolio. Information shown for the Janus Aggressive Growth Subaccount is based on the May 1, 2001 inception date of the Janus Growth Subaccount and reflects the accumulation unit value history of the Janus Growth Subaccount through the date of the merger.

 (6) The Harris Oakmark International Portfolio Class B shares are only available under Contracts issued on or after May 1, 2003.

 (7) The Harris Oakmark International Portfolio Class E shares are only available under Contracts issued prior to May 1, 2003.

 (8) The Western Asset Management U.S. Government, Western Asset Management Strategic Bond Opportunities, BlackRock Large Cap Value, Davis Venture Value, FI Value Leaders, Harris Oakmark Large Cap Value, Harris Oakmark Focused Value, Legg Mason Value Equity, BlackRock Strategic Value, FI International Stock, BlackRock Legacy Large Cap Growth, Jennison Growth and Loomis Sayles Small Cap Portfolios Class B shares are only available under Contracts issued on or after May 1, 2004.

 (9) The Western Asset Management U.S. Government, Western Asset Management Strategic Bond Opportunities, BlackRock Large Cap Value, Davis Venture Value, FI Value Leaders, Harris Oakmark Large Cap Value, Harris Oakmark Focused Value, Legg Mason Value Equity, BlackRock Strategic Value, FI International Stock, BlackRock Legacy Large Cap Growth, Jennison Growth and Loomis Sayles Small Cap Portfolios Class E shares are only available under Contracts issued prior to May 1, 2004.

 (10) Effective May 1, 2006, Salomon Brothers U.S. Government Sub-Account changed its name to Western Asset Management US Government Sub-Account, Salomon Brothers Strategic Bond Opportunities Sub-Account
changed its name to Western Asset Management Strategic Bond Opportunities Sub-Account and Western Asset Management Company replaced Salomon Brothers Asset Management as Subadvisor.



 (11) Effective December 19, 2005, MET/AIM Mid-Cap Core Equity Sub-Account changed its name to Lazard Mid-Cap Sub-Account and on December 19, 2005, Lazard Asset Investment LLC replaced AIM Capital Management, Inc. as Subadvisor.



 (12) On April 29, 2005, the Met/Putnam Voyager Portfolio that had been offered as an Eligible Fund up through that date, merged with and into the Jennison Growth Portfolio.



 (13) On or about April 28, 2006, the MFS Investors Trust Portfolio merged into the Legg Mason Value Equity Portfolio.

                            ACCUMULATION UNIT VALUES

           (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGH THE PERIOD)

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT

                        CONDENSED FINANCIAL INFORMATION

                                                                    2.20% VARIABLE ACCOUNT CHARGE
                                                                 (AVAILABLE ON AND AFTER MAY 1, 2003)
                                                            ----------------------------------------------
                                                                                              NUMBER OF
                                                            ACCUMULATION    ACCUMULATION     ACCUMULATION
                                                            UNIT VALUE AT   UNIT VALUE AT       UNITS
                                                            BEGINNING OF       END OF       OUTSTANDING AT
                                                               PERIOD          PERIOD       END OF PERIOD
                                                            -------------   -------------   --------------
BlackRock Money Market Sub-Account (Class B)
  05/01/2003 to 12/31/2003                                     1.894154        1.872726         31,002
  01/01/2004 to 12/31/2004                                     1.872726        1.845312         64,852
  01/01/2005 to 12/31/2005                                     1.845312        1.852865         41,252
Western Asset Management US Government Sub-Account (Class
  B)(8)(10) (formerly Salomon Brothers US Government
  Sub-Account (Class B))
  05/01/2004 to 12/31/2004                                     1.429154        1.455487         92,386
  01/01/2005 to 12/31/2005                                     1.455487        1.443706        106,848
Western Asset Management US Government Sub-Account (Class
  E)(9)(10) (formerly Salomon Brothers US Government
  Sub-Account (Class E))
  05/01/2003 to 12/31/2003                                     1.474771        1.459159         50,616
  01/01/2004 to 12/31/2004                                     1.459159        1.467362         50,495
  01/01/2005 to 12/31/2005                                     1.467362        1.458193         50,732
BlackRock Bond Income Sub-Account (Class B)
  05/01/2003 to 12/31/2003                                     3.676355        3.710502          9,484
  01/01/2004 to 12/31/2004                                     3.710502        3.780980         20,644
  01/01/2005 to 12/31/2005                                     3.780980        3.778624         21,119
Lehman Brothers Aggregate Bond Index Sub-Account
  05/01/2003 to 12/31/2003                                     1.200429        1.197322        233,953
  01/01/2004 to 12/31/2004                                     1.197322        1.216221         52,976
  01/01/2005 to 12/31/2005                                     1.216221        1.211873         71,366
Western Asset Management Strategic Bond Opportunities
  Sub-Account (Class B)(8)(10) (formerly Salomon Brothers
  Strategic Bond Opportunities Sub-Account (Class B))
  05/01/2004 to 12/31/2004                                     1.729072        1.823352         58,188
  01/01/2005 to 12/31/2005                                     1.823352        1.829480         79,943
Western Asset Management Strategic Bond Opportunities
  Sub-Account (Class E)(9)(10) (formerly Salomon Brothers
  Strategic Bond Opportunities Sub-Account (Class E))
  05/01/2003 to 12/31/2003                                     1.702622        1.766219         75,351
  01/01/2004 to 12/31/2004                                     1.766219        1.839586        240,453
  01/01/2005 to 12/31/2005                                     1.839586        1.847755        105,213
BlackRock Diversified Sub-Account (Class B)
  05/01/2004 to 12/31/2004                                    30.635232       32.878595            415
  01/01/2005 to 12/31/2005                                    32.878595       33.071886             91
MFS Total Return Sub-Account(1) (previously Balanced
  Sub-Account)
  05/01/2003 to 12/31/2003                                     1.211095        1.372962         11,508
  01/01/2004 To 04/30/2004                                     1.372962        1.357400         32,755
MFS Total Return Sub-Account
  5/1/2004 to 12/31/2004                                       3.208595        3.470400         26,448
  01/01/2005 to 12/31/2005                                     3.470400        3.491885         39,232
Harris Oakmark Focused Value Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004                                     2.758183        2.977180         37,105
  01/01/2005 to 12/31/2005                                     2.977180        3.195328         55,264

                                                                    2.20% VARIABLE ACCOUNT CHARGE
                                                                 (AVAILABLE ON AND AFTER MAY 1, 2003)
                                                            ----------------------------------------------
                                                                                              NUMBER OF
                                                            ACCUMULATION    ACCUMULATION     ACCUMULATION
                                                            UNIT VALUE AT   UNIT VALUE AT       UNITS
                                                            BEGINNING OF       END OF       OUTSTANDING AT
                                                               PERIOD          PERIOD       END OF PERIOD
                                                            -------------   -------------   --------------
Harris Oakmark Focused Value Sub-Account (Class E)(9)
  05/01/2003 to 12/31/2003                                     2.223785        2.828363         63,108
  01/01/2004 to 12/31/2004                                     2.828363        3.037004         67,383
  01/01/2005 to 12/31/2005                                     3.037004        3.262671         27,710
BlackRock Large Cap Value Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004                                     1.052091        1.154511             --
  01/01/2005 to 12/31/2005                                     1.154511        1.192227          6,810
BlackRock Large Cap Value Sub-Account (Class E)(9)
  05/01/2003 to 12/31/2003                                     0.816712        1.044060          7,861
  01/01/2004 to 12/31/2004                                     1.044060        1.157334         15,772
  01/01/2005 to 12/31/2005                                     1.157334        1.196654         33,539
Davis Venture Value Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004                                     2.647827        2.834688         41,463
  01/01/2005 to 12/31/2005                                     2.834688        3.050386         79,987
Davis Venture Value Sub-Account (Class E)(9)
  05/01/2003 to 12/31/2003                                     2.081663        2.607387         18,677
  01/01/2004 to 12/31/2004                                     2.607387        2.860180        231,327
  01/01/2005 to 12/31/2005                                     2.860180        3.081745         37,707
FI Value Leaders Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004                                     2.107115        2.364207            607
  01/01/2005 to 12/31/2005                                     2.364207        2.554180          3,873
FI Value Leaders Sub-Account (Class E)(9)
  05/01/2003 to 12/31/2003                                     1.763553        2.147737             --
  01/01/2004 to 12/31/2004                                     2.147737        2.385812          3,016
  01/01/2005 to 12/31/2005                                     2.385812        2.579773         11,374
Harris Oakmark Large Cap Value Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004                                     1.161353        1.246630         19,747
  01/01/2005 to 12/31/2005                                     1.246630        1.199452        100,954
Harris Oakmark Large Cap Value Sub-Account (Class E)(9)
  05/01/2003 to 12/31/2003                                     0.964741        1.151927          7,851
  01/01/2004 to 12/31/2004                                     1.151927        1.254021         17,337
  01/01/2005 to 12/31/2005                                     1.254021        1.207886         34,074
Neuberger Berman Mid Cap Value Sub-Account
  05/01/2003 to 12/31/2003                                     1.322400        1.717901         10,219
  01/01/2004 to 12/31/2004                                     1.717901        2.061234         20,028
  01/01/2005 to 12/31/2005                                     2.061234        2.257043         52,328
Oppenheimer Global Equity Sub-Account
  05/01/2004 to 12/31/2004                                    12.041673       13.816953            531
  01/01/2005 to 12/31/2005                                    13.816953       15.677143            717
BlackRock Strategic Value Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004                                     1.562518        1.748585        137,836
  01/01/2005 to 12/31/2005                                     1.748585        1.777530        168,944
BlackRock Strategic Value Sub-Account (Class E)(9)
  05/01/2003 to 12/31/2003                                     1.063763        1.555960         21,326
  01/01/2004 to 12/31/2004                                     1.555960        1.752858         41,566
  01/01/2005 to 12/31/2005                                     1.752858        1.782672         53,701
BlackRock Investment Trust Sub-Account (Class B)
  05/01/2003 to 12/31/2003                                     4.239068        5.109056             --
  01/01/2004 to 12/31/2004                                     5.109056        5.527244             --
  01/01/2005 to 12/31/2005                                     5.527244        5.586658             --

                                                                    2.20% VARIABLE ACCOUNT CHARGE
                                                                 (AVAILABLE ON AND AFTER MAY 1, 2003)
                                                            ----------------------------------------------
                                                                                              NUMBER OF
                                                            ACCUMULATION    ACCUMULATION     ACCUMULATION
                                                            UNIT VALUE AT   UNIT VALUE AT       UNITS
                                                            BEGINNING OF       END OF       OUTSTANDING AT
                                                               PERIOD          PERIOD       END OF PERIOD
                                                            -------------   -------------   --------------
MetLife Stock Index Sub-Account
  05/01/2003 to 12/31/2003                                     2.513599        3.029154         16,316
  01/01/2004 to 12/31/2004                                     3.029154        3.267648         14,357
  01/01/2005 to 12/31/2005                                     3.267648        3.336629         30,642
Legg Mason Value Equity Sub-Account (Class B)(8)(13)
  05/01/2004 to 12/31/2004                                     7.387943        8.146489             --
  01/01/2005 to 12/31/2005                                     8.146489        8.519782             --
Legg Mason Value Equity Sub-Account (Class E)(9)(13)
  05/01/2003 to 12/31/2003                                     0.649255        0.752961             --
  01/01/2004 to 12/31/2004                                     0.752961        0.819602         42,721
  01/01/2005 to 12/31/2005                                     0.819602        0.858858         42,576
Legg Mason Value Equity Sub-Account(2) (previously MFS
  Investors Trust Sub-Account and, before that, MFS
  Research Managers Sub-Account)
  05/01/2003 to 12/31/2003                                     0.655159        0.770684         43,623
  01/01/2004 to 04/30/2004                                     0.770684        0.782576         44,505
FI Mid Cap Opportunities Sub-Account(4)
  05/01/2003 to 12/31/2003                                     0.846153        1.120382          6,352
  01/01/2004 to 04/30/2004                                     1.120382        1.107324         40,828
FI Mid Cap Opportunities Sub-Account(3) (previously Janus
  Mid Cap Sub-Account)
  05/01/2003 to 12/31/2003                                     1.086570        1.355874          3,788
  01/01/2004 to 12/31/2004                                     1.355874        1.549471        125,500
  01/01/2005 to 12/31/2005                                     1.549471        1.616856        127,987
MetLife Mid Cap Stock Index Sub-Account
  05/01/2003 to 12/31/2003                                     0.855856        1.112298          4,265
  01/01/2004 to 12/31/2004                                     1.112298        1.259075         20,790
  01/01/2005 to 12/31/2005                                     1.259075        1.379828         19,161
FI International Stock Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004                                     1.065074        1.210240         38,955
  01/01/2005 to 12/31/2005                                     1.210240        1.392205         29,796
FI International Stock Sub-Account (Class E)(9)
  05/01/2003 to 12/31/2003                                     0.844644        1.061006          2,237
  01/01/2004 to 12/31/2004                                     1.061006        1.224834          2,228
  01/01/2005 to 12/31/2005                                     1.224834        1.411556          2,219
Morgan Stanley EAFE Index Sub-Account
  05/01/2003 to 12/31/2003                                     0.678339        0.907523        147,548
  01/01/2004 to 12/31/2004                                     0.907523        1.058811        136,248
  01/01/2005 to 12/31/2005                                     1.058811        1.169793         58,486
BlackRock Legacy Large Cap Growth Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004                                     2.149498        2.342840          3,511
  01/01/2005 to 12/31/2005                                     2.342840        2.446796         13,081
BlackRock Legacy Large Cap Growth Sub-Account (Class E)(9)
  05/01/2003 to 12/31/2003                                     1.804735        2.221857          3,020
  01/01/2004 to 12/31/2004                                     2.221857        2.360447         19,886
  01/01/2005 to 12/31/2005                                     2.360447        2.467444         28,901
Jennison Growth Sub-Account (Class B)
  5/1/2005 to 12/31/2005                                       0.390922        0.467096         40,374
Jennison Growth Sub-Account (Class E)
  5/1/2005 to 12/31/2005                                       0.391191        0.468094         13,393

                                                                    2.20% VARIABLE ACCOUNT CHARGE
                                                                 (AVAILABLE ON AND AFTER MAY 1, 2003)
                                                            ----------------------------------------------
                                                                                              NUMBER OF
                                                            ACCUMULATION    ACCUMULATION     ACCUMULATION
                                                            UNIT VALUE AT   UNIT VALUE AT       UNITS
                                                            BEGINNING OF       END OF       OUTSTANDING AT
                                                               PERIOD          PERIOD       END OF PERIOD
                                                            -------------   -------------   --------------
Jennison Growth Sub-Account (Class B)(8) (previously
  Met/Putnam Voyager Sub-Account (Class B))
  05/01/2004 to 12/31/2004                                     0.409218        0.424945
  01/01/2005 to 4/30/2005                                      0.424945        0.389839             --
Jennison Growth Sub-Account (Class E)(9) (previously
  Met/Putnam Voyager Sub-Account (Class E))
  05/01/2003 to 12/31/2003                                     0.356609        0.415056         12,375
  01/01/2004 to 12/31/2004                                     0.415056        0.424948         13,323
  01/01/2005 to 4/30/2005                                      0.424948        0.390108             --
T. Rowe Price Large Cap Growth Sub-Account
  05/01/2004 to 12/31/2004                                     1.068742        1.151983         74,148
  01/01/2005 to 12/31/2005                                     1.151983        1.198298        164,172
Loomis Sayles Small Cap Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004                                     2.161605        2.436398             --
  01/01/2005 to 12/31/2005                                     2.436398        2.542675          5,528
Loomis Sayles Small Cap Sub-Account (Class E)(9)
  05/01/2003 to 12/31/2003                                     1.666888        2.159414          2,425
  01/01/2004 to 12/31/2004                                     2.159414        2.454626          6,936
  01/01/2005 to 12/31/2005                                     2.454626        2.563974         15,352
Russell 2000 Index Sub-Account
  05/01/2003 to 12/31/2003                                     0.928293        1.278525         71,775
  01/01/2004 to 12/31/2004                                     1.278525        1.468279         21,158
  01/01/2005 to 12/31/2005                                     1.468279        1.498195         31,590
BlackRock Aggressive Growth Sub-Account (Class B)
  05/1/2004 to 12/31/2004                                     29.528498       32.564802
  01/01/2005 to 12/31/2005                                    32.564802       35.181834            324
Franklin Templeton Small Cap Growth Sub-Account
  05/01/2003 to 12/31/2003                                     0.634409        0.871274          6,247
  01/01/2004 to 12/31/2004                                     0.871274        0.947272        166,064
  01/01/2005 to 12/31/2005                                     0.947272        0.967412        215,948
T. Rowe Price Small Cap Growth Sub-Account
  05/01/2004 to 12/31/2004                                     1.169074        1.239772          1,741
  01/01/2005 to 12/31/2005                                     1.239772        1.342839         20,354
PIMCO Total Return Sub-Account
  05/01/2003 to 12/31/2003                                     1.141051        1.141461        223,531
  01/01/2004 to 12/31/2004                                     1.141461        1.172170         85,090
  01/01/2005 to 12/31/2005                                     1.172170        1.172506        137,039
Lord Abbett Bond Debenture Sub-Account
  05/01/2003 to 12/31/2003                                     1.375126        1.498707        162,520
  01/01/2004 to 12/31/2004                                     1.498707        1.585737        223,374
  01/01/2005 to 12/31/2005                                     1.585737        1.574492         74,062
Neuberger Berman Real Estate Sub-Account
  05/01/2004 to 12/31/2004                                     9.998192       12.764997          4,955
  01/01/2005 to 12/31/2005                                    12.764997       14.147202         11,234
Lazard Mid-Cap Sub-Account(11) (formerly Met/AIM Mid Cap
  Core Equity Sub-Account)
  05/01/2003 to 12/31/2003                                     0.960825        1.181399             --
  01/01/2004 to 12/31/2004                                     1.181399        1.322062          2,144
  01/01/2005 to 12/31/2005                                     1.322062        1.397607          2,133
Harris Oakmark International Sub-Account (Class B)(6)
  05/01/2003 to 12/31/2003                                     0.864265        1.154680             --
  01/01/2004 to 12/31/2004                                     1.154680        1.361315        154,133
  01/01/2005 to 12/31/2005                                     1.361315        1.521381        224,942

                                                                    2.20% VARIABLE ACCOUNT CHARGE
                                                                 (AVAILABLE ON AND AFTER MAY 1, 2003)
                                                            ----------------------------------------------
                                                                                              NUMBER OF
                                                            ACCUMULATION    ACCUMULATION     ACCUMULATION
                                                            UNIT VALUE AT   UNIT VALUE AT       UNITS
                                                            BEGINNING OF       END OF       OUTSTANDING AT
                                                               PERIOD          PERIOD       END OF PERIOD
                                                            -------------   -------------   --------------
Harris Oakmark International Sub-Account (Class E)(7)
  05/01/2003 to 12/31/2003                                     0.000000        0.000000             --
  01/01/2004 to 12/31/2004                                     0.000000        0.000000             --
  01/01/2005 to 12/31/2005                                     0.000000        0.000000             --
MFS Research International Sub-Account
  05/01/2003 to 12/31/2003                                     0.720615        0.927567             --
  01/01/2004 to 12/31/2004                                     0.927567        1.084809         46,809
  01/01/2005 to 12/31/2005                                     1.084809        1.235559         47,864
Janus Aggressive Growth Sub-Account(5) (previously Janus
  Growth Sub-Account)
  05/01/2003 to 12/31/2003                                     0.546411        0.662628             --
  01/01/2004 to 12/31/2004                                     0.662628        0.702881          5,165
  01/01/2005 to 12/31/2005                                     0.702881        0.780985         12,328
T. Rowe Price Mid Cap Growth Sub-Account
  05/01/2003 to 12/31/2003                                     0.467514        0.598533         18,187
  01/01/2004 to 12/31/2004                                     0.598533        0.689830         53,659
  01/01/2005 to 12/31/2005                                     0.689830        0.773575        123,804
Met/AIM Small Cap Growth Sub-Account
  05/01/2003 to 12/31/2003                                     0.859964        1.139755             --
  01/01/2004 to 12/31/2004                                     1.139755        1.186602         23,434
  01/01/2005 to 12/31/2005                                     1.186602        1.256812         23,649
RCM Global Technology Sub-Account
  05/01/2003 to 12/31/2003                                     0.324731        0.449510          9,828
  01/01/2004 to 12/31/2004                                     0.449510        0.420740         28,663
  01/01/2005 to 12/31/2005                                     0.420740        0.456953         80,524
MetLife Conservative Allocation Portfolio
  5/1/2005 to 12/31/2005                                       9.998192       10.244587
MetLife Conservative to Moderate Allocation Portfolio
  5/1/2005 to 12/31/2005                                       9.998192       10.461355
MetLife Moderate Allocation Portfolio
  5/1/2005 to 12/31/2005                                       9.998192       10.690928          6,536
MetLife Moderate to Aggressive Allocation Portfolio
  5/1/2005 to 12/31/2005                                       9.998192       10.915585
MetLife Aggressive Allocation Portfolio
  5/1/2005 to 12/31/2005                                       9.998192       11.090906
                                                                    2.45% VARIABLE ACCOUNT CHARGE
                                                                 (AVAILABLE ON AND AFTER MAY 1, 2003)
                                                            ----------------------------------------------
American Funds Growth Sub-Account
  05/01/2003 to 12/31/2003                                     7.555086        9.363770         22,664
  01/01/2004 to 12/31/2004                                     9.363770       10.278365         34,426
  01/01/2005 to 12/31/2005                                    10.278365       11.654464         44,902
American Funds Growth-Income Sub-Account
  05/01/2003 to 12/31/2003                                     5.856762        7.287395         31,896
  01/01/2004 to 12/31/2004                                     7.287395        7.848266         46,116
  01/01/2005 to 12/31/2005                                     7.848266        8.105542         56,352
American Funds Global Small Capitalization Sub-Account
  05/01/2003 to 12/31/2003                                     1.061206        1.542665         14,945
  01/01/2004 to 12/31/2004                                     1.542665        1.819557         48,160
  01/01/2005 to 12/31/2005                                     1.819557        2.225825         85,288

---------------
 (1) Previously, the Balanced Subaccount. On April 30, 2004, the Balanced Portfolio merged into the MFS Total Return Portfolio.

 (2) Previously, the MFS Research Managers Subaccount. On April 30, 2004, the MFS Research Managers Portfolio merged into the MFS Investors Trust Portfolio. On or about April 28, 2006, the MFS Investors Trust Portfolio merged into the Legg Mason Value Equity Portfolio.


 (3) Previously, the Janus Mid Cap Subaccount. On April 30, 2004, the FI Mid Cap Opportunities Portfolio merged into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio. Information shown for the FI Mid Cap Opportunities Subaccount (formerly the Janus Mid Cap Subaccount) reflects the unit value history of the Janus Mid Cap Subaccount through the date of the merger.


 (4) Previously, the FI Mid Cap Opportunities Subaccount. On April 30, 2004, the FI Mid Cap Opportunities Portfolio merged into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio. Information shown reflects the unit value history of the FI Mid Cap Opportunities Portfolio Sub-Account.


 (5) Previously, the Janus Growth Subaccount. On April 28, 2003, the Janus Growth Portfolio merged into the Janus Aggressive Growth Portfolio. Information shown for the Janus Aggressive Growth Subaccount is based on the May 1, 2001 inception date of the Janus Growth Subaccount and reflects the accumulation unit value history of the Janus Growth Subaccount through the date of the merger.

 (6) The Harris Oakmark International Portfolio Class B shares are only available under Contracts issued on or after May 1, 2003.

 (7) The Harris Oakmark International Portfolio Class E shares are only available under Contracts issued prior to May 1, 2003.


 (8) The Western Asset Management U.S. Government, Western Asset Management Strategic Bond Opportunities, BlackRock Large Cap Value, Davis Venture Value, FI Value Leaders, Harris Oakmark Large Cap Value, Harris Oakmark Focused Value, Legg Mason Value Equity, BlackRock Strategic Value, FI International Stock, BlackRock Legacy Large Cap Growth, Jennison Growth and Loomis Sayles Small Cap Portfolios Class B shares are only available under Contracts issued on or after May 1, 2004.



 (9) The Western Asset Management U.S. Government, Western Asset Management Strategic Bond Opportunities, BlackRock Large Cap Value, Davis Venture Value, FI Value Leaders, Harris Oakmark Large Cap Value, Harris Oakmark Focused Value, Legg Mason Value Equity, BlackRock Strategic Value, FI International Stock, BlackRock Legacy Large Cap Growth, Jennison Growth and Loomis Sayles Small Cap Portfolios Class E shares are only available under Contracts issued prior to May 1, 2004.



(10) Effective May 1, 2006, Salomon Brothers U.S. Government Sub-Account changed its name to Western Asset Management US Government Sub-Account, Salomon Brothers Strategic Bond Opportunities Sub-Account changed its name to Western Asset Management Strategic Bond Opportunities Sub-Account, and Western Asset Management Company replaced Salomon Brothers Asset Management as Subadvisor.



(11) Effective December 19, 2005, Met/AIM Mid-Cap Core Equity Sub-Account changed its name to Lazard Mid-Cap Sub-Account, and on December 19, 2005, Lazard Asset Investment LLC replaced AIM Capital Management, Inc. as Subadvisor.



(12) On April 29, 2005, the Met/Putnam Voyager Portfolio that had been offered as an Eligible Fund up through that date, merged with and into the Jennison Growth Portfolio.



(13) On or about April 28, 2006, the MFS Investors Trust Portfolio merged into the Legg Mason Value Equity Portfolio.

                                   APPENDIX A

                                 CONSUMER TIPS

DOLLAR COST AVERAGING

     Dollar cost averaging allows you to take advantage of long-term stock market results. It does not guarantee a profit or protect against a loss. If you follow a program of dollar cost averaging on a long-term basis and the stock fund selected performs at least as well as the S&P 500 has historically, it is likely although not guaranteed that the price at which shares are withdrawn will be higher than the average cost per share.

     Under dollar cost averaging you invest the same amount of money in the same professionally managed fund at regular intervals over a long period of time. Dollar cost averaging keeps you from investing too much when the price of shares is high and too little when the price is low. When the price of shares is low, the money invested buys more shares. When it is high, the money invested buys fewer shares. If you have the ability and desire to maintain this program over a long period of time (for example, 20 years), and the stock fund chosen follows the historical upward market trends, the price at which the shares are sold should be higher than their average cost. The price could be lower, however, if the fund chosen does not follow these historical trends.

     If you are contemplating the use of dollar cost averaging, you should consider your ability to continue the on-going purchases in order to take advantage of periods of low price levels.

DIVERSIFICATION

     Diversifying investment choices can enhance returns, by providing a wider opportunity for safe returns, and reduce risks, by spreading the chance of loss. Holding a single investment requires a safe return because a loss may risk the entire investment. By diversifying, on the other hand, you can more safely take a chance that some investments will under-perform and that others will over-perform. Thus you can potentially earn a better-than-average rate of return on a diversified portfolio than on a single safe investment. This is because, although some of a diversified investment may be totally lost, some of the investment may perform at above-average rates that more than compensate for the loss.

MISCELLANEOUS

    Toll-free telephone service:  --  A recording of daily unit values is available by calling
                                      1-800-333-2501.

                                  --  Fund transfers, address changes and changes of future
                                      purchase payment allocations can be made by calling
                                      1-800-435-4117.

    Written Communications:       --  All communications and inquiries regarding address changes, premium payments, billing, fund transfers, withdrawals,
                                      maturities and any other processing matters relating to your
                                      Contract should be directed to:

                                        New England Life Insurance Company
                                        c/o Annuity Administrative Office
                                        P.O. Box 14594
                                        Des Moines, IA 50306-3594
                                        fax: (515) 457-4301

    Internet Communications:      --  Fund transfers and future allocations can be made at
                                      www.nef.com

                                   APPENDIX B

                               WITHDRAWAL CHARGE

     The following example illustrates how the Withdrawal Charge would apply if the commuted value of amounts that have been placed under certain payment options is later withdrawn. As described in the prospectus in the section "Withdrawal Charge," no Withdrawal Charge will apply for any Class of the Contract if at any time more than 30 days from the time we issued your Contract you apply the proceeds to a variable or fixed payment option involving a life contingency or, for a minimum specified period of 15 years, to either the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option, or a comparable fixed option. However, if you later withdraw the commuted value of amounts placed under the variable payment options, we will deduct from the amount you receive a portion of the Withdrawal Charge for your Contract Class that was waived. Amounts applied to a fixed payment option may not be commuted. We base the waiver on the ratio of: (1) the number of whole months remaining on the date of withdrawal until the date when the Withdrawal Charge for your Contract Class would expire, to (2) the number of whole months that were remaining when you applied the proceeds to the option, until the date when the Withdrawal Charge for your Contract Class would expire.

     As an example, assume that you apply $100,000 of Contract Value on a Standard Class Contract (net of any premium tax charge and Contract Administrative fee to the Variable Income for a Specified Number of Years Option for a 20 year period. Assume further that the proceeds are derived from a $30,000 purchase payment made ten years ago, a $30,000 purchase payment made exactly two years ago, and investment earnings, and that the Withdrawal Charge waived when you applied the proceeds to the payment option was $1,620. If the Payee surrenders the commuted value of the proceeds under option six months later, the Withdrawal Charge would be $1,458 (representing the $1,620 waived at annuitization multiplied by 54/60, where 54 is the number of whole months currently remaining until the Withdrawal Charge would expire, and 60 is the number of whole months that remained at the time of annuitization until the Withdrawal Charge would expire).

     We calculate this amount in the same manner for each Class of Contract that imposes a Withdrawal Charge, using the Withdrawal Charge percentage applicable to that Class.

                                   APPENDIX C

                                  PREMIUM TAX

     Premium tax rates are subject to change. At present we pay premium taxes in the following jurisdictions at the rates shown.

                                                   CONTRACTS USED WITH TAX
JURISDICTION                                      QUALIFIED RETIREMENT PLANS   ALL OTHER CONTRACTS
------------                                      --------------------------   -------------------
California                                                   0.50%*                   2.35%
Maine                                                          --                     2.00%
Nevada                                                         --                     3.50%
South Dakota                                                   --                     1.25%
West Virginia                                                1.00%                    1.00%
Wyoming                                                        --                     1.00%

---------------

* Contracts sold to sec.408(a) IRA Trusts are taxed at 2.35%.

See "Premium Tax Charges" in the prospectus for more information about how premium taxes affect your Contract.

                                   APPENDIX D

                              EXCHANGED CONTRACTS

     We offer an exchange program under which you may exchange certain existing annuity contracts issued by New England Life Insurance Company (NELICO) and its affiliates for the Standard Class of the Contract (a "new Contract"). An existing contract is eligible for this exchange if a withdrawal from, or surrender of, the contract would not trigger a contingent deferred sales charge. The contract value of the new Contract attributable to the exchanged assets will not be subject to any withdrawal charge or be eligible for enhanced dollar cost averaging. Any additional purchase payments contributed to the new Contract will be subject to all fees and charges, including the withdrawal charge. Only additions of at least $10,000 will be eligible for enhanced dollar cost averaging.

     You may exchange your existing NELICO or affiliated company contract for a new Contract if (1) your age does not exceed the maximum issue age for the Standard Class; (2) the contract value of the existing contract (along with any purchase payments submitted with the exchange application) is at least equal to the minimum purchase payment for the Standard Class; and (3) you meet our underwriting standards (unless we waive them). As of the date you make the exchange, we will credit the contract value of the existing contract as the initial purchase payment to the new Contract.

     If you are contemplating an exchange, you should compare all charges (including investment advisory fees) deducted under your existing contract and under the new Contract, as well as the investment options offered under your existing contract and the new Contract. Your financial representative can help you decide if exchanging your existing contract would be to your advantage.

                                   APPENDIX E
               GUARANTEED MINIMUM INCOME BENEFIT (GMIB) EXAMPLES

The purpose of these examples is to illustrate the operation of the GMIB (the Predictor and the Predictor Plus). The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the investment allocation made by a Contract Owner and the investment experience of the Eligible Funds. The examples do not reflect the deduction of fees and charges.

(1)  The 5% Annual Increase Amount

      Determining a value upon which future income payments will be based

     Assume that you make an initial purchase payment of $100,000. Prior to annuitization, your Contract Value fluctuates above and below your initial purchase payment depending on the investment performance of the subaccounts you selected. The 5% Annual Increase Amount, however, accumulates an amount equal to your purchase payments at the Annual Increase Rate of 5% per annum, until the Contract Anniversary on or following the Contract Owner's 85(th) birthday. The 5% Annual Increase Amount is also adjusted for any withdrawals (including any applicable Withdrawal Charge) made during this period. The 5% Annual Increase Amount line is the value upon which future income payments can be based.

                                    [GRAPH]

      Determining your guaranteed lifetime income stream

     Assume that you decide to annuitize your Contract and begin taking annuity payments after 20 years. In this example, your 5% Annual Increase Amount is higher than the Contract Value and will produce a higher income benefit. Accordingly, the 5% Annual Increase Amount will be applied to the annuity payout rates in the GMIB Annuity Table to determine your lifetime annuity payments. The Income Base is not available for cash withdrawals and is only used for purposes of calculating the GMIB Payment and the rider charge.

                                    [GRAPH]

(2)  The Highest Anniversary Value

      Determining a value upon which future income payments will be based

     Prior to annuitization, the Highest Anniversary Value begins to lock in growth. The Highest Anniversary Value is adjusted upward each Contract Anniversary if the Contract Value at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the Contract Anniversary immediately prior to the Contract Owner's 81(st) birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable Withdrawal Charge) or any additional payments made. The Highest Anniversary Value line is the value upon which future income payments can be based.

                                    [GRAPH]

      Determining your guaranteed lifetime income stream

     Assume that you decide to annuitize your Contract and begin taking annuity payments after 20 years. In this example, the Highest Anniversary Value is higher than the Contract Value. Accordingly, the Highest Anniversary Value will be applied to the annuity payout rates in the GMIB Annuity Table to determine your lifetime annuity payments. The Income Base is not available for cash withdrawals and is only used for purposes of calculating the GMIB Payment and the rider charge.

                                    [GRAPH]

(3)  Putting It All Together

     Prior to annuitization, the two calculations (the 5% Annual Increase Amount and the Highest Anniversary Value) work together to protect your future income. Upon annuitization of the Contract, you will receive income payments for life and the Income Base and the Contract Value will stop accruing. Also, the GMIB Rider may only be exercised no later than the Contract Anniversary on or following the Contract Owner's 85(th) birthday, after a 10 year waiting period, and then only within a 30 day period following the Contract Anniversary.

                                    [GRAPH]

     With the GMIB Rider, the two Income Base is applied to special, conservative GMIB annuity purchase factors, which are guaranteed at the time the Contract is issued. However, if then-current annuity purchase factors applied to the Contract Value would produce a greater amount of income, then you will receive the greater amount. In other words, when you annuitize your Contract you will receive whatever amount produces the greatest income payment. Therefore, if your Contract Value would provide greater income than would the amount provided under the GMIB Rider, you will have paid for the GMIB Rider although it was never used.

                                    [GRAPH]

(4)  The Guaranteed Principal Option--Predictor Plus

     Initial Investment is $100,000. Assume that no withdrawals are taken. Assume that Contract Value at the 10(th)Contract Anniversary is $50,000 due to poor market performance, and you exercise the Guaranteed Principal Option at this time.

     The effect of exercising the Guaranteed Principal Option:

     1) A Guaranteed Principal Adjustment of $100,000 -- $50,000 = $50,000 is added to the Contract Value 30 days after the 10(th) Contract Anniversary bringing it back up to $100,000.

     2) The Predictor Plus rider and rider fee terminates as of the date that the Adjustment is made to the Contract Value; the variable annuity contract continues.

     3) Predictor Plus Allocation and Transfer restrictions terminate as of the date that the Adjustment is made to the Contract Value.

                                    [GRAPH]
------------

* Withdrawals reduce the original purchase payment (i.e. those payments credited within 120 days of contract issue date) proportionately and therefore, may have a significant impact on the amount of the Guaranteed Principal Option.

(5)  The Optional Reset--Predictor Plus

     Assume your initial investment is $100,000 and no withdrawals are taken. The 5% Annual Increase Amount increases to $105,000 on the first Contract Anniversary ($100,000 increased by 5% per year, compounded annually). Assume your Contract Value at the first Contract Anniversary is $110,000 due to good market performance, and you elect an Optional Reset. (If you purchased your Contract prior to February 27, 2006, you may elect an Optional Reset on any Contract Anniversary on or after the third Contract Anniversary and may elect an Optional Reset at any subsequent Contract Anniversary as long as it has been at least three years since the last Optional Reset, provided all other requirements are met.)

     The effect of the Optional Reset election is:

     (1) The 5% Annual Increase Amount resets from $105,000 to $110,000;

     (2) The 10-year waiting period to annuitize the Contract under the Guaranteed Minimum Income Benefit is reset to 10 years from the first Contract Anniversary;

     (3) The Predictor Plus rider charge is reset to the fee we charge new Contract Owners for the Predictor Plus at that time; and

     (4) The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

     The 5% Annual Increase Amount increases to $115,000 on the second Contract Anniversary ($110,000 increased by 5% per year, compounded annually). Assume your Contract Value at the second Contract Anniversary is $120,000 due to good market performance, and you elect an Optional Reset.

     The effect of the Optional Reset is:

     (1) The 5% Annual Increase Amount resets from $115,000 to $120,000;

     (2) The 10-year waiting period to annuitize the Contract under the Guaranteed Minimum Income Benefit is reset to 10 years from the second Contract Anniversary;

     (3) The Predictor Plus rider charge is reset to the fee we charge new Contract Owners for the Predictor Plus at that time; and



     (4) The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.



     The 5% Annual Increase Amount increases to $126,000 on the third Contract Anniversary ($120,000 increased by 5% per year, compounded annually). Assume your Contract Value at the third Contract Anniversary is $130,000 due to good market performance, and you elect an Optional Reset.



     The effect of the Optional Reset election is:



     (1) The 5% Annual Increase Amount resets from $126,000 to $130,000;



     (2) The 10-year waiting period to annuitize the Contract under the Guaranteed Minimum Income Benefit is reset to 10 years from the third Contract Anniversary;



     (3) The Predictor Plus rider charge is reset to the fee we charge new Contract Owners for the Predictor Plus at that time; and



     (4) The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.



     The 5% Annual Increase Amount increases to $136,500 on the fourth Contract Anniversary ($130,000 increased by 5% per year, compounded annually). Assume your Contract Value at the fourth Contract Anniversary is $120,000 due to poor market performance. You may not elect an Optional Reset at this time, because the Contract Value is less than the 5% Annual Increase Amount.



     The 5% Annual Increase Amount increases to $165,917 on the eighth Contract Anniversary ($136,500 increased by 5% per year, compounded annually for four years). Assume your Contract Value at the eighth Contract Anniversary is $180,000 due to good market performance, but you do not elect an Optional Reset.



     Because you did not elect an Optional Reset:



     (1) The 5% Annual Increase Amount remains at $165,917;



     (2) The 10-year waiting period to annuitize the Contract under the Guaranteed Minimum Income Benefit remains at the 13th Contract Anniversary (10 years from the date of the last reset);



     (3) The Predictor Plus rider charge remains at its current level; and



     (4) The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.


                                (LIFETIME INCOME CHART)

                                   APPENDIX F


                  GUARANTEED WITHDRAWAL BENEFIT (GWB) EXAMPLES



EXAMPLES



A.  HOW WITHDRAWALS AFFECT THE BENEFIT BASE



     (1) An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 ($100,000 X 5%). Assume that the Contract Value grew to $110,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $105,000 - $10,000 = $95,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the Contract Value of $100,000 exceeds the Benefit Base of $95,000, no further reduction to the Benefit Base is made.



     (2) An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000. Assume that the Contract Value shrank to $90,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $95,000 and the Contract Value would be reduced to $80,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the Contract Value of $80,000 is less than the Benefit Base of $95,000, a further reduction of the $15,000 difference is made, bringing the Benefit Base to $80,000.



B. HOW WITHDRAWALS AND SUBSEQUENT PURCHASE PAYMENTS AFFECT THE ANNUAL BENEFIT PAYMENT



     (1) An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350 (7% X $105,000). If $7,000 withdrawals were then made for each of the next five years, the Benefit Base would be decreased to $70,000. If a subsequent purchase payment of $10,000 were made the next day, the Benefit Base would be increased to $70,000 + $10,000 + (5% X $10,000) = $80,500. The Annual Benefit Payment
would be equal to the greater of a) $7,350 (the Annual Benefit Payment before the second purchase payment) and b) $5,635 (7% multiplied by the Benefit Base after the second purchase payment). In this case, the Annual Benefit Payment would remain at $7,350, however, the period of time over which the Annual Benefit Payment may be taken is lengthened.



C.  HOW WITHDRAWALS AFFECT THE ANNUAL BENEFIT PAYMENT



     (1) An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $9,000 was made the next day, and negative market performance reduced the Contract Value by an additional $1,000, the Contract Value would be reduced to $100,000 - $9,000 - $1,000 = $90,000. Since the withdrawal of $9,000 exceeded the Annual Benefit Payment of $7,350, the Annual Benefit Payment would be equal to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and b) $6,300 (7% multiplied by the Contract Value after the withdrawal). In this case the Annual Benefit Payment would be reset to $6,300.



     (2) An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $10,000 was made two years later after the Contract Value had increased to $150,000, the Contract Value would be reduced to $140,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $7,350, the Annual Benefit Payment would be equal to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and b) $9,800 (7% multiplied by the Contract Value after the withdrawal). In this case the Annual Benefit Payment would remain at $7,350.



D. HOW WITHDRAWALS AND SUBSEQUENT PURCHASE PAYMENTS AFFECT THE GUARANTEED WITHDRAWAL AMOUNT AND GWB RIDER CHARGE



     (1) An initial purchase payment is made of $100,000 and the initial Guaranteed Withdrawal Amount and initial Benefit Base would both be $105,000. The annual GWB Rider Charge would be $525 ($105,000 X .005). Assume that over the next five years, withdrawals reduced the Benefit Base to $70,000. If a subsequent purchase payment of $10,000 were made, the Benefit Base would be increased to $70,000 + $10,000 + (5% X $10,000) = $80,500. The Guaranteed
Withdrawal Amount would be equal to the greater of a) $105,000 (the Guaranteed Withdrawal Amount before the second purchase payment) and b) $80,500 (the Benefit Base after the second purchase payment). In this case, the Guaranteed Withdrawal Amount would remain at $105,000 and the annual GWB Rider Charge would remain at $525.

E.  PUTTING IT ALL TOGETHER

     (1) WHEN WITHDRAWALS DO NOT EXCEED THE ANNUAL BENEFIT PAYMENT. An initial purchase payment is made of $100,000. The initial Benefit Base is $105,000, the Guaranteed Withdrawal Amount is $105,000, and the Annual Benefit Payment is $7,350. Assume that the Benefit Base was reduced to $82,950 due to three years of withdrawing $7,350 each year and assume that the Contract Value was further reduced to $50,000 at year four due to poor market performance. If you withdraw $7,350 at this time, your Contract Value will be reduced to $50,000 - $7,350 = $42,650. Your Benefit Base will be reduced to $82,950 - $7,350 = $75,600. Since the withdrawal of $7,350 did not exceed the Annual Benefit Payment, there is no additional reduction to the Benefit Base. The Guaranteed Withdrawal Amount remains at $105,000 and the Annual Benefit Payment remains at $7,350.

                                  (BAR GRAPH)

     (2) WHEN WITHDRAWALS DO EXCEED THE ANNUAL BENEFIT PAYMENT. An initial purchase payment is made of $100,000. The initial Benefit Base is $105,000, the Guaranteed Withdrawal Amount is $105,000, and the Annual Benefit Payment is $7,350. Assume that the Benefit Base was reduced to $82,950 due to three years of withdrawing $7,350 each year and assume that the Contract Value was further reduced to $50,000 at year four due to poor market performance. If you withdraw $10,000 at this time, your Contract Value will be reduced to $50,000 - $10,000 = $40,000. Your Benefit Base would be reduced to $82,950 - $10,000 = $72,950.
Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $7,350 and the resulting Benefit Base is greater than the resulting Contract Value, there is an additional reduction to the Benefit Base. The Benefit Base after the withdrawal would be set equal to the Contract Value after the withdrawal = $40,000. The Annual Benefit Payment would be set equal to the lesser of $7,350 and 7% X $40,000 = $2,800. The Guaranteed Withdrawal Amount would remain at $105,000, but this amount now no longer is guaranteed to be received over time. The new Benefit Base of $40,000 is now the remaining amount guaranteed to be available to be withdrawn over time, provided your annual withdrawals or amounts you apply to an annuity option are less than or equal to the Annual Benefit Payment.

                                  (BAR GRAPH)

F.  HOW THE OPTIONAL RESET WORKS

     Assume that a Contract had an initial purchase payment of $100,000 and the fee is .50%. The initial Contract Value is $100,000, the initial Benefit Base is $105,000, the Guaranteed Withdrawal Amount is $105,000 and the Annual Benefit Payment is $7,350.

     The Contract Value on the fifth Contract Anniversary grew due to market performance to $195,850. Assume that the GWB Rider Charge is still .50%. If an Optional Reset is elected, the charge would remain at .50% and would be applied to the new Guaranteed Withdrawal Amount, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $195,850, and the Annual Benefit Payment would become 7% X $195,850 = $13,710.

     The Contract Value on the tenth Contract Anniversary grew due to market performance to $250,488. Assume that the GWB Rider Charge has been increased to ..60%. If an Optional Reset is elected, the charge would increase to .60% and would be applied to the new Guaranteed Withdrawal Amount, the Guaranteed Withdrawal Amount and the Benefit Base will both be reset to $250,488, and the Annual Benefit Payment would become 7% X $250,488 = $17,534.

     The Contract Value on the fifteenth Contract Anniversary grew due to market performance to $395,016. Assume that the GWB Rider Charge is still .60%. If an Optional Reset is elected, the charge would remain at .60% and would be applied to the new Guaranteed Withdrawal Amount, the Guaranteed Withdrawal Amount and the Benefit Base will both be reset to $395,016, and the Annual Benefit Payment would become 7% X $395,016 = $27,651.

     The period of time over which the Annual Benefit Payment may be taken is lengthened.

                                  (BAR GRAPH)

G. HOW THE OPTIONAL RESET WORKS IF ELECTED ON THE 3RD CONTRACT ANNIVERSARY (MAY BE ELECTED PRIOR TO AGE 86) -- ENHANCED GWB

     Assume that a Contract had an initial purchase payment of $100,000 and the fee is .50%. The initial Contract Value would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000 and the Annual Benefit Payment would be $7,350 (assuming you began withdrawing in your first year).

     The Contract Value on the third Contract Anniversary grew due to market performance to $148,350. Assume the GWB Rider Charge remains at .50%. If an Optional Reset is elected, the charge would remain at .50%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $148,350, and the Annual Benefit Payment would become 7% x $148,350 = $10,385.

     The Contract Value on the sixth Contract Anniversary grew due to market performance to $179,859. Assume the GWB Rider Charge has been increased to .60%. If an Optional Reset is elected, the charge would increase to .60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $179,859, and the Annual Benefit Payment would become 7% x $179,859 = $12,590.

     The Contract Value on the ninth Contract Anniversary grew due to market performance to $282,582. Assume the GWB Rider Charge is still .60%. If an Optional Reset is elected, the charge would remain at .60%, the Guaranteed

Withdrawal Amount and the Benefit Base would both be reset to $282,582, and the Annual Benefit Payment would become 7% x $282,582 = $19,781.

(BAR GRAPH)

ANNUAL BENEFIT PAYMENT                                             CUMULATIVE WITHDRAWALS                 CONTRACT VALUE
----------------------                                             ----------------------                 --------------
7350                                                                       7350.00                          105000.00
7350                                                                      14700.00                          125000.00
7350                                                                      22050.00                          130000.00
10384.5                                                                   32434.50                          148350.00
10384.5                                                                   42819.00                          185000.00
10384.5                                                                   53203.50                          195000.00
12590.13                                                                  65793.63                          179859.00
12590.13                                                                  78383.76                          210000.00
12590.13                                                                  90973.89                          223000.00
19780.74                                                                 110754.63                          282582.00
19780.74                                                                 130535.37                          270000.00
19780.74                                                                 150316.11                          278000.00
                                                                                                            315000.00

H.  ANNUAL BENEFIT PAYMENT CONTINUING WHEN THE CONTRACT VALUE REACHES ZERO

     Assume that a Contract had an initial purchase payment of $100,000. The initial Contract Value would be $100,000, the initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350 ($105,000 x 7%).

     Assume that the Benefit Base was reduced to $31,500 due to 10 years of withdrawing $7,350 each year and assume that the Contract Value was further reduced to $0 at year 11 due to poor market performance. We would commence making payments to you (equal, on an annual basis, to the Annual Benefit Payment) until the Benefit Base is exhausted.

     In this situation (assuming monthly payments), there would be 51 payments of $612.50 and a final payment of $262.50, which, in sum, would deplete the $31,500 Benefit Base. The total amount withdrawn over the life of the Contract would then be $105,000.

                                  (BAR CHART)

                               TABLE OF CONTENTS
                                    FOR THE
                      STATEMENT OF ADDITIONAL INFORMATION
                                    FOR THE
                           AMERICAN FORERUNNER SERIES


                                                               PAGE
                                                              ------
THE COMPANY AND THE VARIABLE ACCOUNT........................  II-3
SERVICES RELATING TO THE VARIABLE ACCOUNT AND THE
  CONTRACTS.................................................  II-3
INVESTMENT ADVICE...........................................  II-3
DISTRIBUTION OF THE CONTRACTS...............................  II-5
CALCULATION OF PERFORMANCE DATA.............................  II-6
CALCULATION OF YIELDS.......................................  II-7
NET INVESTMENT FACTOR.......................................  II-8
ANNUITY PAYMENTS............................................  II-9
HYPOTHETICAL ILLUSTRATIONS OF ANNUITY PAYOUTS...............  II-10
HISTORICAL ILLUSTRATIONS OF ANNUITY PAYOUTS.................  II-11
ACCUMULATION UNIT VALUES (Condensed Financial
  Information)..............................................  II-12
THE FIXED ACCOUNT...........................................  II-127
TAX STATUS OF THE CONTRACTS.................................  II-127
EXPERTS.....................................................  II-128
LEGAL MATTERS...............................................  II-128
FINANCIAL STATEMENTS........................................  1


     If you would like a copy of any of the following Statements of Additional Information, please check the appropriate box below and mail to:

     New England Securities Corporation
     501 Boylston Street
     Boston, Massachusetts 02116

[ ]   American Forerunner Series -- New England Variable Annuity Separate Account
[ ]   Metropolitan Series Fund, Inc.
[ ]   Met Investors Series Trust
[ ]   American Funds Insurance Series
[ ]   My current address is:
                                   Name
      -------------------------             --------------------------------------
      Contract Number                       --------------------------------------
                                   Address  --------------------------------------
      -------------------------             Zip
      Signature

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT

                           AMERICAN FORERUNNER SERIES
                     INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                  ISSUED BY NEW ENGLAND LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION
                                    (PART B)


                                  MAY 1, 2006



     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated May 1, 2006 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to New England Securities Corporation ("New England Securities"), 501 Boylston Street, Boston, Massachusetts 02116.


VA-407-05-R

                               TABLE OF CONTENTS


                                                               PAGE
                                                              ------
THE COMPANY AND THE VARIABLE ACCOUNT........................  II-3
SERVICES RELATING TO THE VARIABLE ACCOUNT AND THE
  CONTRACTS.................................................  II-3
INVESTMENT ADVICE...........................................  II-3
DISTRIBUTION OF THE CONTRACTS...............................  II-5
CALCULATION OF PERFORMANCE DATA.............................  II-6
CALCULATION OF YIELDS.......................................  II-7
NET INVESTMENT FACTOR.......................................  II-8
ANNUITY PAYMENTS............................................  II-9
HYPOTHETICAL ILLUSTRATIONS OF ANNUITY PAYOUTS...............  II-10
HISTORICAL ILLUSTRATIONS OF ANNUITY PAYOUTS.................  II-11
ACCUMULATION UNIT VALUES (Condensed Financial
  Information)..............................................  II-12
THE FIXED ACCOUNT...........................................  II-127
TAX STATUS OF THE CONTRACTS.................................  II-127
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............  II-128
LEGAL MATTERS...............................................  II-128
FINANCIAL STATEMENTS........................................  II-1

                      THE COMPANY AND THE VARIABLE ACCOUNT

     The New England Variable Annuity Separate Account (the "Variable Account") is a separate account of New England Life Insurance Company ("The Company" or "NELICO"). The Variable Account was established on July 1, 1994. The Contracts were first made available on June 1, 2001. The Company is an indirect, wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company.


     MetLife entered into a net worth maintenance agreement with the Company at the time MetLife merged with New England Mutual Life Insurance Company. Under the agreement, MetLife agreed, without limitation as to the amount, to cause the Company to have certain minimum capital and surplus levels and liquidity necessary to enable it to meet its current obligations on a timely basis. At December 31, 2005, the capital and surplus of NELICO was in excess of these minimum capital and surplus levels. MetLife and the Company entered into the agreement in part to enhance and maintain the financial strength of the Company as set forth in the agreement. Creditors of the Company (including its policyholders) have certain rights under the agreement to enforce the provisions of the agreement through certain state insurance regulators. However, the agreement provides, among other things, that it does not provide any creditor of the Company with recourse to or against any of the assets of MetLife. MetLife has the right to terminate the agreement upon thirty days written notice to the Company. MetLife has agreed not to terminate the agreement unless one of certain designated events occur, including if the Company attains a financial strength rating from Moody's Investors Service, Inc. without giving weight to the support of the agreement, that is the same as or better than its Moody's rating with such support.


          SERVICES RELATING TO THE VARIABLE ACCOUNT AND THE CONTRACTS

     The Company maintains the books and records of the Variable Account and provides issuance and other administrative services for the Contracts.


                               INVESTMENT ADVICE


     The Variable Account invests in the Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), the Met Investors Series Trust, and other unaffiliated open-end management investment companies that serve as investment vehicles for variable life and variable annuity separate accounts. MetLife Advisers, LLC ("MetLife Advisers") and Met Investors Advisory LLC ("Met Investors Advisory"), as the Advisers to the Metropolitan Fund and the Met Investors Series Trust, respectively, may, from time to time, replace the subadviser of a Portfolio with a new subadviser. A number of subadviser changes have been made with respect to the Portfolios in which the Variable Account invests.

     MetLife Advisers (formerly known as New England Investment Management, Inc. which was formerly known as TNE Advisers, Inc.) became the investment Adviser to the Portfolios of the Metropolitan Fund on May 1, 2001. Prior to May 1, 2001, Metropolitan Life Insurance Company was the investment Adviser for all Portfolios of the Metropolitan Fund.


     MetLife Advisers was also the investment Adviser to each of the Series of the New England Zenith Fund ("Zenith Fund") until May 1, 2003, the date on which each Series became a Portfolio of the Metropolitan Fund. MetLife Advisers had been the Adviser to all Series of the Zenith Fund since 1994, with the following exceptions: in the case of the Back Bay Advisors Money Market Series (formerly known as the State Street Research Money Market Portfolio and currently known as the BlackRock Money Market Portfolio), the Back Bay Advisors Bond Income Series (formerly known as the State Street Research Bond Income Portfolio and currently known as the BlackRock Bond Income Portfolio), the Westpeak Value Growth Series (formerly, the Westpeak Growth and Income Series, which was formerly the FI Structured Equity Portfolio, and currently known as the FI Value Leaders Portfolio), the Loomis Sayles Small Cap Series and the Loomis Sayles Avanti Growth Series (currently known as the Harris Oakmark Focused Value Portfolio), MetLife Advisers became the Adviser on May 1, 1995.

     The following is the subadviser history of the Metropolitan Fund Portfolios that, prior to May 1, 2003, were Series of the Zenith Fund:

     The subadviser to the FI Value Leaders Portfolio (formerly, the FI Structured Equity Portfolio, which was formerly the Westpeak Growth and Income Series, which was formerly the Westpeak Value Growth Series) was Westpeak Investment Advisors, L.P. until May 1, 2002, when Fidelity Management & Research Company became the subadviser. The subadviser to the BlackRock Money Market Portfolio (formerly, the State Street Research Money Market Portfolio which was formerly, the Back Bay Advisors Money Market Series) and the BlackRock Bond Income Portfolio (formerly, the State Street Research Bond Income Portfolio which was formerly, the Back Bay Advisors Bond Income Series) was Back Bay Advisors, L.P. until July 1, 2001, when State Street Research & Management Company became the subadviser; BlackRock Advisors, Inc. became the subadviser on January 31, 2005. The subadviser to the Harris Oakmark Focused Value Portfolio (formerly, the Harris Oakmark Mid Cap Value Series, which was formerly the Goldman Sachs Midcap Value Series, which was formerly the Loomis Sayles Avanti Growth Series) was Loomis, Sayles and Company, L.P. until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the subadviser; Harris Associates L.P. became the subadviser on May 1, 2000. The subadviser to the Balanced Portfolio (which was merged into the MFS Total Return Portfolio of the Metropolitan Fund on April 30, 2004, and was formerly, the Loomis Sayles Balanced Series) was Loomis, Sayles and Company, L.P. until May 1, 2000, when Wellington Management Company, LLP became the subadviser. The subadviser to the BlackRock Legacy Large Cap Growth Portfolio (formerly, the State Street Research Large Cap Growth Portfolio which was formerly, the Alger Equity Growth Portfolio) was Fred Alger Management, Inc. until May 1, 2004, when State Street Research & Management Company became the subadviser; BlackRock Advisors, Inc. became the subadviser on January 31, 2005.


     On April 30, 2004, the MFS Research Managers Portfolio merged into the MFS Investors Trust Portfolio of the Metropolitan Fund.



     On or about April 28, 2006 the MFS Investors Trust Portfolio merged into the Legg Mason Value Equity Portfolio.


     The following is the subadviser history of the remaining Metropolitan Fund
Portfolios:

     Metropolitan Life Insurance Company became the subadviser to the Lehman Brothers(R) Aggregate Bond Index Portfolio, the MetLife Stock Index Portfolio, the MetLife Mid Cap Stock Index Portfolio, the Morgan Stanley EAFE(R) Index Portfolio and the Russell 2000(R) Index Portfolio on May 1, 2001. The subadviser to the FI International Stock Portfolio (formerly, the Putnam International Stock Portfolio, which was formerly the Santander International Stock Portfolio), was Santander Global Advisors, Inc. until January 24, 2000 when Putnam Investment Management, LLC became the subadviser until December 16, 2003, when Fidelity Research & Management Company became the subadviser.

     On April 28, 2003, the Janus Growth Portfolio merged into the Janus Aggressive Growth Portfolio of the Met Investors Series Trust.

     On April 30, 2004, the FI Mid Cap Opportunities Portfolio merged into the Janus Mid Cap Portfolio, which was immediately renamed the FI Mid Cap Opportunities Portfolio and prior to May 1, 2004, Janus Capital Management LLC was the subadviser to this Portfolio. Immediately following the merger, Fidelity Research & Management Company replaced Janus Capital Management LLC as the subadviser to the FI Mid Cap Opportunities Portfolio.

     The sub-adviser to the BlackRock Aggressive Growth Portfolio (formerly, the State Street Research Aggressive Growth Portfolio), the BlackRock Strategic Value Portfolio (formerly, the State Street Research Aurora Portfolio), the BlackRock Diversified Portfolio (formerly, the State Street Research Diversified Portfolio), the BlackRock Investment Trust Portfolio (formerly, the State Street Research Investment Trust Portfolio), and the BlackRock Large Cap Value Portfolio (formerly, the State Street Research Large Cap Value Portfolio) was State Street Research & Management Company until January 31, 2005, when BlackRock Advisors, Inc. became the sub-adviser. The sub-adviser to the Oppenheimer Global Equity Portfolio (formerly, the Scudder Global Equity Portfolio) was Deutsche Investment Management Americas Inc. until May 1, 2005 when OppenheimerFunds, Inc. became the sub-adviser. On April 29, 2005, the Met/Putnam Voyager Portfolio (formerly, the Putnam Large Cap Growth Portfolio) merged with and into Jennison Growth Portfolio and the Met/Putnam Voyager Portfolio ceased to exist.

     Met Investors Advisory (formerly known as Met Investors Advisory Corp., which was formerly known as Security First Investment Management) became the Investment Adviser for the Portfolios of the Met Investors Series Trust on February 12, 2001.



     The subadviser to the Western Asset Management US Government Portfolio (formerly, Salomon Brothers US Government Portfolio) and the Western Asset Management Strategic Bond Opportunities Portfolio (formerly, Salomon Brothers Strategic Bond Opportunities) was Salomon Brothers Asset Management until May 1, 2006, when Western Asset Management Company became the subadviser.


     The following is the Adviser (i.e., the "subadviser") history of the Met Investors Series Trust:

     The subadviser to the T. Rowe Price Mid-Cap Growth Portfolio (formerly, the MFS Mid Cap Growth Portfolio) was Massachusetts Financial Services Company until January 1, 2003, when T. Rowe Price Associates, Inc. became the subadviser. The subadviser to the Harris Oakmark International Portfolio (formerly, State Street Research Concentrated International Portfolio) was State Street Research & Management Company until December 31, 2002 and Harris Associates L.P. became the subadviser effective January 1, 2003.


     The subadviser to the RCM Global Technology Portfolio (formerly, the PIMCO PEA Innovation Portfolio, which was formerly the PIMCO Innovation Portfolio) was PEA Capital LLC until January 15, 2005 when RCM Global Adviser became the subadviser.



     The subadviser to the Lazard Mid-Cap Portfolio (formerly, MET/AIM Mid-Cap Core Equity Portfolio) was AIM Capital Management, Inc. until December 19, 2005, when Lazard Asset Management LLC became the subadviser.


                         DISTRIBUTION OF THE CONTRACTS

     The Contracts are offered to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

     New England Securities Corporation ("Distributor") serves as principal underwriter for the Contracts. Distributor is a Massachusetts corporation organized in 1968 and an indirect, wholly owned subsidiary of the Company, and its home address is located at 501 Boylston Street, Boston, Massachusetts 02116. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. Distributor offers the Contracts through its sales representatives. Distributor is not a member of the Securities Investor Protection Corporation. Distributor also may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Sales representatives are appointed as our insurance agents.

     Distributor received sales compensation with respect to the Contracts in the following amounts during the periods indicated:


                                                                                  AGGREGATE AMOUNT OF
                                                                                COMMISSIONS RETAINED BY
                                                         AGGREGATE AMOUNT OF   DISTRIBUTOR AFTER PAYMENTS
                                                         COMMISSIONS PAID TO   TO ITS REGISTERED PERSONS
FISCAL YEAR                                                 DISTRIBUTOR*           AND SELLING FIRMS
-----------                                              -------------------   --------------------------
2003...................................................      $25,639,805                   $0
2004...................................................      $25,117,650                   $0
2005...................................................      $24,139,505                   $0


---------------

* Includes sales compensation paid to registered persons of Distributor.

     Distributor passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the Contracts. However, under the distribution agreement with Distributor, we pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Contracts. We also pay for Distributor's operating and other expenses.

                        CALCULATION OF PERFORMANCE DATA

                          AVERAGE ANNUAL TOTAL RETURN

     We may provide average annual total returns for each Subaccount on a Class-specific basis, based on the actual investment experience of the Subaccounts, the Metropolitan Fund, the Met Investors Series Trust and the American Funds Insurance Series. THIS INFORMATION DOES NOT INDICATE OR REPRESENT FUTURE PERFORMANCE. Average annual total returns will be provided for a subaccount on a Class-specific basis for 1, 5, and 10 years, or for a shorter period, if applicable.

     We base calculations of average annual total return for each Class on the assumption that a single investment of $1,000 was made at the beginning of each period. The returns do not reflect the effect of any premium tax charge, which applies in certain states, and which would reduce the average annual total returns.

     The average annual total return is related to withdrawal value and is calculated as follows for each Class. The amount of the assumed $1,000 purchase payment for a Contract issued at the beginning of the period is divided by the Accumulation Unit Value of each subaccount for the relevant Class at the beginning of the period shown to arrive at the number of Accumulation Units purchased. The Accumulation Unit Values reflect the applicable Asset-Based Insurance Charge for each Class, assuming the Standard Death Benefit: 1.25% for the Standard Class; 1.60% for the B Plus Class; 1.60% for the C Class; 1.50% for the L Class; and 1.15% for the P Class. (These charges increase by 0.25% for subaccounts investing in the American Funds Insurance Series.) The total number of units held under the Contract at the beginning of the first Contract Year covered by the period shown is multiplied by the Accumulation Unit Value at the end of the last Contract Year covered by the period shown to arrive at the Contract Value on that date. The Contract Value is also reduced for the GMIB (Predictor Plus) rider charge which is assessed as .75% per year of the GMIB Income Base (up to a maximum of 1.50% upon Optional Reset) or for the Guaranteed Withdrawal Benefit Rider charge which is .50% of the Guaranteed Withdrawal Amount (up to a maximum of .95% upon Optional Reset). This Contract Value is then reduced by the applicable Withdrawal Charge and by a factor that reflects the $30 Contract Administrative Fee which would be deducted upon withdrawal at the end of the last Contract Year in the period to arrive at the withdrawal value. The average annual total return is the annual compounded rate of return which would produce the withdrawal value on that date. In other words, the average annual total return is the rate which, when added to 1, raised to a power reflecting the number of years in the period shown, and multiplied by the initial $1,000 investment, yields the withdrawal value at the end of the period. The average annual total returns assume that no premium tax charge has been deducted.

     The Accumulation Unit Values used for this purpose reflect an average per unit charge for the $30 Contract Administrative Fee.

     Subaccount average annual total return, which is calculated in accordance with the Securities and Exchange Commission ("SEC") standardized formula, uses the inception date of the subaccount through which the Eligible Fund is available. Eligible Fund total return adjusted for Contract charges, which is non-standard performance, uses the inception date of the Eligible Fund, and therefore may reflect periods prior to the availability of the corresponding subaccount under the Contract. For non-standard performance, if there is a partial year included in the reporting period, we reflect only a pro rata portion of the average per unit Contract Administrative Fee factor for that partial year. For non-standard performance, we do not reflect the withdrawal charge or the charge for the GMIB. THIS INFORMATION DOES NOT INDICATE OR REPRESENT FUTURE PERFORMANCE.

     Certain portfolios of the Metropolitan Fund and Met Investors Series have been managed by different investment advisers or investment subadvisers. Accordingly, performance may reflect the management of previous advisers or subadvisers. For prior advisory and subadvisory history, see "INVESTMENT ADVICE" on page II-3.

     As discussed in the prospectus in the section entitled "Investment Performance Information", the Variable Account may illustrate historical investment performance on a Class-specific basis by showing the Percentage Change in Unit Value and the Annual Effective Rate of Return of each subaccount of the Variable Account for every calendar year since inception of the corresponding Eligible Funds to the date of the illustration and for the ten, five and one year periods ending with the date of the illustration. Such illustrations do not reflect the impact of any Withdrawal Charge, premium tax charge, or the annual $30 Contract Administrative Fee. The method of calculating the percentage change in unit value is described in the prospectus under "Investment Performance Information." The annual effective rate of return in these illustrations for each Class is calculated by dividing the unit value at the end of the period by the unit value at the beginning of the period, raising this quantity to the power of 1/n (where n is the number of years in the period), and then subtracting 1.

     We may show daily unit values for each subaccount in advertising and sales literature, including on our website.

                             CALCULATION OF YIELDS

MONEY MARKET YIELD

     From time to time, we may quote in advertisements and sales literature the current yield for the BlackRock Money Market Subaccount for a 7-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the underlying Eligible Fund or on its respective portfolio securities. On a Class-specific basis, the current yield is computed by: (a) determining the net change (exclusive of realized gains and losses on the sales of securities and unrealized appreciation and depreciation) at the end of the 7-day period in the value of a hypothetical account under a Contract having a balance of one Accumulation Unit at the beginning of the period, (b) dividing such net change in subaccount value by the subaccount value at the beginning of the period to determine the base period return; and (c) annualizing this quotient on a 365-day basis. The net change in subaccount value reflects: (1) net income from the Eligible Fund attributable to the hypothetical account; and
(2) charges and deductions imposed under the Contract which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for: (1) the asset-based insurance charge for each Class assuming the Standard Death Benefit (1.25% for the Standard Class; 1.60% for the Bonus Class; 1.60% for the C Class; 1.50% for the L Class; and 1.15% for the P Class); and (2) the annual $30 Contract Administrative Fee. For purposes of calculating current yield for a Contract, an average per unit Contract Administrative Fee is used.

     On a Class-specific basis, current yield will be calculated according to the following formula:

                   Current Yield = ((NCF - ES)/UV) x (365/7)

     Where:

     NCF = the net change in the value of the Eligible Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of one Accumulation Unit.

     ES = per unit expenses for the hypothetical account for the 7-day period.

     UV = the unit value on the first day of the 7-day period.

     We may also quote the effective yield of the BlackRock Money Market Subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return according to the following formula:

                Effective Yield = (1 + ((NCF - ES)/UV))365/7 - 1

     Where:

     NCF = the net change in the value of the Eligible Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of one Accumulation Unit.

     ES = per unit expenses of the hypothetical account for the 7-day period.

     UV = the unit value for the first day of the 7-day period.

     Because of the charges and deductions imposed under the Contract, the yield for the BlackRock Money Market Subaccount will be lower than the yield for the corresponding underlying Eligible Fund. The yields on amounts held in the BlackRock Money Market Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The actual yield for the subaccount is affected by changes in interest rates on money market securities, average portfolio maturity of the underlying Eligible Fund, the types and qualities of portfolio securities held by the Eligible Fund, and the Eligible

Fund's operating expenses. Yields on amounts held in the BlackRock Money Market Subaccount may also be presented for periods other than a 7-day period.

OTHER SUBACCOUNT YIELDS

     From time to time, we may quote in sales literature or advertisements the current annualized yield of one or more of the subaccounts (other than the BlackRock Money Market Subaccount) for a Contract for a 30-day or one-month period. The annualized yield of a subaccount refers to income generated by the subaccount over a specified 30-day or one-month period on a Class-specific basis. Because the yield is annualized, the yield generated by the subaccount during the 30-day or one-month period is assumed to be generated each period over a 12-month period. On a Class-specific basis, the yield is computed by: (1) dividing the net investment income of the Eligible Fund attributable to the subaccount units less subaccount expenses for the period; by (2) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; then (3) compounding that yield for a 6-month period; and then (4) multiplying that result by 2. The charges and deductions include the per unit charges for the hypothetical account for: (1) the Asset-Based Insurance Charge for each Class assuming the Standard Death Benefit (1.25% for the Standard Class; 1.60% for the Bonus Class; 1.60% for the C Class; 1.50% for the L Class; and 1.15% for the P Class); and (2) the annual $30 Contract Administrative Fee. For purposes of calculating the 30-day or one-month yield, an average per unit Contract Administrative Fee is used.

     On a Class-specific basis, the 30-day or one-month yield is calculated according to the following formula:

                Yield = 2 x ((((NI - ES)/(U x UV)) + 1)(6) - 1)
     Where:

     NI = net investment income of the Eligible Fund for the 30-day or one-month period attributable to the subaccount's units.

     ES = expenses of the subaccount for the 30-day or one-month period.

     U = the average number of units outstanding.

     UV = the Accumulation Unit Value at the close of the last day in the 30-day or one-month period.

     Because of the charges and deductions imposed under the Contracts, the yield for a subaccount will be lower than the yield for the corresponding Eligible Fund. The yield on the amounts held in the subaccounts normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A subaccount's actual yield is affected by the types and quality of portfolio securities held by the corresponding Eligible Fund, and its operating expenses.

                             NET INVESTMENT FACTOR

     The Company determines the net investment factor ("Net Investment Factor") for each Class of subaccount on each day on which the New York Stock Exchange is open for trading as follows:

          (1) The Company takes the net asset value per share of the Eligible Fund held in the subaccount determined as of the close of regular trading on the New York Stock Exchange on a particular day;

          (2) Next, the Company adds the per share amount of any dividend or capital gains distribution made by the Eligible Fund since the close of regular trading on the New York Stock Exchange on the preceding trading day.

          (3) This total amount is then divided by the net asset value per share of the Eligible Fund as of the close of regular trading on the New York Stock Exchange on the preceding trading day.

          (4) Finally, the Company subtracts the daily charges for the Asset-Based Insurance Charge for that Class since the close of regular trading on the New York Stock Exchange on the preceding trading day. (See "Asset-Based Insurance Charge, Withdrawal Charge and Other Deductions" in the prospectus.)

                                ANNUITY PAYMENTS

     At annuitization, the Contract Value is applied toward the purchase of monthly variable annuity payments. The amount of these payments will be determined on the basis of (i) annuity purchase rates not lower than the rates set forth in the Life Income Tables contained in the Contract that reflect the age of the Payee at annuitization, (ii) the assumed interest rate selected,
(iii) the type of payment option selected, (iv) the investment performance of the Eligible Fund(s) selected, and (v) the Class of Contract. If you elected the Guaranteed Minimum Income Benefit Rider, you may be able to elect to receive annuity payments under that Rider (see the prospectus for more information). If you own a B Plus Class Contract and choose to annuitize under a fixed payment option during the 9-year Withdrawal Charge period, your annuity payments will be based on a different set of current annuity purchase rates than our other Classes. Additionally, our guaranteed rates for variable annuity payments will be different on B Plus Class Contracts than on other Classes. The effect of these different rates would lower your annuity payments.

     When a variable annuity payment option is selected, the Contract proceeds will be applied at annuity purchase rates, which vary depending on the particular option selected and the age of the Payee, to calculate the basic payment level purchased by the Contract Value. We will fix the annuity payments in amount and duration by the annuity option selected, and by the age and sex of the Payee. Under such Contracts, a given Contract Value will produce a higher basic payment level for a male Payee than for a female Payee, reflecting the longer life expectancy of the female Payee. If the Contract Owner has selected an annuity payment option that guarantees that payments will be made for a certain number of years regardless of whether the Payee remains alive, the Contract Value will purchase lower monthly benefits than under a life contingent option. For Contracts issued in situations involving an employer-sponsored plan subject to ERISA, we fix annuity payments in amount and duration using the same criteria except we do not take into account the sex of the Payee.

     The amount of the basic payment level is determined by applying the applicable annuity purchase rate to the amount applied from each subaccount to provide the annuity. This basic payment level is converted into annuity units, the number of which remains constant. Each monthly annuity payment is in an amount equal to that number of annuity units multiplied by the applicable annuity unit value for that payment (described below). The applicable annuity unit value for each Class and subaccount will change from day to day depending upon the investment performance of the subaccount, which in turn depends upon the investment performance of the Eligible Fund in which the subaccount invests, and applicable charges and expenses.

     The selection of an assumed interest rate ("Assumed Interest Rate") will affect both the basic payment level and the amount by which subsequent payments increase or decrease. The basic payment level is calculated on the assumption that the Net Investment Factors applicable to the Contract will be equivalent on an annual basis to a net investment return at the Assumed Interest Rate. If this assumption is met following the date any payment is determined, then the amount of the next payment will be exactly equal to the amount of the preceding payment. If the actual Net Investment Factors are equivalent to a net investment return greater than the Assumed Interest Rate, the next payment will be larger than the preceding one; if the actual Net Investment Factors are equivalent to a net investment return smaller than the Assumed Interest Rate, then the next payment will be smaller than the preceding payment.

     Unless otherwise provided, the assumed interest rate will be at an annual effective rate of 3.5%. You may select as an alternative an assumed interest rate equal to an annual effective rate of 5%, if allowed by applicable law or regulation. A higher assumed interest rate will produce a higher first payment, a more slowly rising series of subsequent payments when the actual net investment performance exceeds the assumed interest rate, and a more rapid drop in subsequent payments when the actual net investment performance is less than the assumed interest rate. A lower assumed interest rate will produce a lower first payment, a more rapidly rising series of subsequent payments when the actual net investment performance exceeds the assumed interest rate, and a less rapid drop in subsequent payments when the actual net investment performance is less than the assumed interest rate.

     The number of annuity units credited under a variable payment option is determined as follows:

          (1) The Contract proceeds are applied at the Company's annuity purchase rates for the selected Assumed Interest Rate to determine the basic payment level. (The amount of Contract Value or Death Proceeds applied will be reduced by any applicable Withdrawal Charge, Contract Administrative Fee, premium tax charge, and/or any outstanding loan plus accrued interest, as described in the prospectus.)

          (2) The number of annuity units is determined by dividing the amount of the basic payment level by the applicable annuity unit value(s) for the Class next determined following the date of application of proceeds.

     The dollar amount of the initial payment will be at the basic payment level. (If the initial payment is due more than 14 days after the proceeds are applied, the Company will add interest to that initial payment.) The dollar amount of each subsequent payment is determined by multiplying the number of annuity units by the applicable annuity unit value for the Class which is determined at least 10 days before the payment is due.

     The value of an annuity unit for the Class of each subaccount depends on the Assumed Interest Rate and on the Net Investment Factors applicable at the time of valuation. The initial annuity unit values were set at $1.00 effective on or about the date on which shares of the corresponding Eligible Funds were first publicly available. For each Class the Net Investment Factor and, therefore, changes in the value of an annuity unit under a variable payment option, reflect the deduction of the Asset-Based Insurance Charge. (See "Net Investment Factor" above.)

     On a Class-specific basis, the annuity unit value for each subaccount is equal to the corresponding annuity unit value for the subaccount previously determined multiplied by the applicable Net Investment Factor for that subaccount for the New York Stock Exchange trading day then ended, and further multiplied by the assumed interest factor ("Assumed Interest Factor") for each day of the valuation period. The Assumed Interest Factor represents the daily equivalent of the Contract's annual Assumed Interest Rate. In the calculation of annuity unit values, the Assumed Interest Factor has the effect of reducing the Net Investment Factor by an amount equal to the daily equivalent of the Contract's Assumed Interest Rate. The result of this adjustment is that if the Net Investment Factor for a valuation period is greater (when expressed as an annual net investment return) than the Assumed Interest Rate, the annuity unit value will increase. If the Net Investment Factor for the period is less (when expressed as an annual net investment return) than the Assumed Interest Rate, the annuity unit value will decrease. At an Assumed Interest Rate of 3.5%, the Assumed Interest Factor is .9999058. Assumed Interest Factors for other Assumed Interest Rates are computed on a consistent basis.

                 HYPOTHETICAL ILLUSTRATIONS OF ANNUITY PAYOUTS

     We may provide illustrations to show how variable annuity payments under each Class of the Contract change with investment performance over an extended period of time. The illustrations show on a Class-specific basis how monthly annuity income payments would vary over time if the return on assets in the selected portfolios were a uniform gross annual rate of return of up to 10%. One of the gross rates illustrated is 0%. The values would be different from those shown if the actual returns averaged the illustrated rates but fluctuated over and under those averages throughout the years.

     The Class-specific illustrations reflect the Contract charges applicable to that Class of Contract with the death benefit and optional features you select, and take into account the Eligible Funds' management fees and other operating expenses. The monthly annuity payments illustrated are on a pre-tax basis. The Federal income tax treatment of annuity payment considerations is generally described in the section of your current prospectus entitled "FEDERAL INCOME TAX CONSIDERATIONS".

     When part of the Contract Value has been allocated to the fixed annuity payment option, the guaranteed minimum annuity payment resulting from this allocation is also shown. The illustrated variable annuity payments are determined through the use of standard mortality tables and an assumed interest rate. If the Assumed Interest Rate is 3.5%, then actual performance greater than 3.5% per year will result in increasing annuity payments and actual performance less than 3.5% per year will result in decreasing annuity payments. The Company offers alternative Assumed Interest Rates from which you may select. Fixed annuity payments remain constant. Initial monthly annuity payments under a fixed annuity payout are generally higher than initial payments under a variable payout option.

     The illustrations show the monthly payments for several hypothetical constant assumed interest rates. Of course, actual investment performance will not be constant and may be volatile. Actual monthly income amounts would differ from those illustrated if the actual rate of return averaged the rate shown over a period of years, but also fluctuated above or below those averages for individual contract years.

     As noted in the prospectus under "Investment Performance Information", we may also illustrate the growth and value of a specified purchase payment or payments prior to annuitization on a Class-specific basis based on hypothetical returns. In these illustrations we may use any assumed gross annual rate up to 12%.

                  HISTORICAL ILLUSTRATIONS OF ANNUITY PAYOUTS

     We also provide illustrations to show how variable annuity payments under each Class of the Contract change with investment performance over an extended period of time. In comparison with hypothetical illustrations based on a uniform annual rate of return, these illustrations use historical annual returns to illustrate that monthly annuity payments vary over time based on fluctuations in annual returns.

     The Class-specific illustrations reflect the daily charge to the subaccounts for the applicable Asset Based Insurance Charge with the death benefit illustrated. The amounts shown in the illustrations also take into account the actual Eligible Funds' management fees and operating expenses. Actual fees and expenses of the Eligible Funds associated with your Contract may be more or less than the historical fees, will vary from year to year, and will depend on how you allocate your Contract Value. See the section in your current prospectus entitled "Fee Table" for more complete details. The monthly annuity payments illustrated are on a pre-tax basis. The Federal income tax treatment of annuity payment considerations is generally described in the section of your current prospectus entitled "FEDERAL INCOME TAX CONSIDERATIONS."

     The illustrations reflect the performance from the year of inception of the selected Eligible Fund(s). The historical variable annuity payments are based on an assumed interest rate. If the Assumed Interest Rate is 3.5%, then actual performance greater than 3.5% per year results in an increased annuity payment and actual performance less than 3.5% per year results in a decreased annuity payment. We offer an alternative Assumed Interest Rate (AIR) of 5%. An AIR of 3.5% will result in a lower initial payment than a 5% AIR. Similarly, an AIR of 5% will result in a higher initial payment than a 3.5% AIR. The illustrations are based on the current annuity purchase rates used by the Company. The rates may differ at the time you annuitize.

     For each Class, the illustrations show the amount of the first monthly payment for each year shown. During each year, the monthly payments would vary to reflect fluctuations in the actual rate of return on the Eligible Funds.

   THESE TABLES REFLECT ALL POSSIBLE COMBINATIONS OF CHARGES NOT SHOWN IN THE
                               PROSPECTUS TABLES.

                            ACCUMULATION UNIT VALUES
           (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGH THE PERIOD)

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                        CONDENSED FINANCIAL INFORMATION


     The following tables show the Accumulation Unit Values through December 31, 2005.



                                                                    1.25% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
American Forerunner -- 1.25
BlackRock Money Market Sub-Account (Class B)
  07/02/2001* to 12/31/2001...............................    2.275792        2.290238          981,708
  01/01/2002 to 12/31/2002................................    2.290238        2.288137        7,080,343
  01/01/2003 to 12/31/2003................................    2.288137        2.272253        8,178,961
  01/01/2004 to 12/31/2004................................    2.272253        2.260422        9,122,398
  01/01/2005 to 12/31/2005................................    2.260422        2.291278        8,739,491
Lehman Brothers Aggregate Bond Index Sub-Account
  07/02/2001* to 12/31/2001...............................    1.101525        1.134100          647,303
  01/01/2002 to 12/31/2002................................    1.134100        1.231358        5,241,579
  01/01/2003 to 12/31/2003................................    1.231358        1.257179       10,255,426
  01/01/2004 to 12/31/2004................................    1.257179        1.289246       12,756,433
  01/01/2005 to 12/31/2005................................    1.289246        1.296866       14,972,721
Western Asset Management Strategic Bond Opportunities
  Sub-Account (Class B)(8)(10)(formerly Salomon Brothers
  Strategic Bond Opportunities Sub-Account (Class B))
  05/01/2004** to 12/31/2004..............................    1.892562        2.008364        1,521,011
  01/01/2005 to 12/31/2005................................    2.008364        2.034295        4,035,933
Western Asset Management Strategic Bond Opportunities
  Sub-Account (Class E)(9)(10)(formerly Salomon Brothers
  Strategic Bond Opportunities Sub-Account (Class E))
  07/02/2001* to 12/31/2001...............................    1.568445        1.605937          287,447
  01/01/2002 to 12/31/2002................................    1.605937        1.734481        3,519,888
  01/01/2003 to 12/31/2003................................    1.734481        1.926993       10,119,058
  01/01/2004 to 12/31/2004................................    1.926993        2.026247       11,481,473
  01/01/2005 to 12/31/2005................................    2.026247        2.054618       11,641,713
Western Asset Management U.S. Government Sub-Account
  (Class B)(8)(10)(formerly Salomon Brothers U.S.
  Government Sub-Account (Class B))
  05/01/2004** to 12/31/2004..............................    1.564295        1.603184        2,078,192
  01/01/2005 to 12/31/2005................................    1.603184        1.605346        7,317,339
Western Asset Management U.S. Government Sub-Account
  (Class E)(9)(10)(formerly Salomon Brothers U.S.
  Government Sub-Account (Class E))
  07/02/2001* to 12/31/2001...............................    1.448887        1.493541          847,646
  01/01/2002 to 12/31/2002................................    1.493541        1.587441        8,277,460
  01/01/2003 to 12/31/2003................................    1.587441        1.591992       12,674,903
  01/01/2004 to 12/31/2004................................    1.591992        1.616267       12,870,374
  01/01/2005 to 12/31/2005................................    1.616267        1.621457       11,846,856


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.25% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
BlackRock Bond Income Sub-Account (Class B)
  07/02/2001* to 12/31/2001...............................    3.897455        4.041298          406,052
  01/01/2002 to 12/31/2002................................    4.041298        4.317105        3,666,963
  01/01/2003 to 12/31/2003................................    4.317105        4.501514        6,337,864
  01/01/2004 to 12/31/2004................................    4.501514        4.630921        6,575,235
  01/01/2005 to 12/31/2005................................    4.630921        4.672089        7,328,710
MFS Total Return Sub-Account(1) (previously Balanced
  Sub-Account)
  07/02/2001* to 12/31/2001...............................    1.514247        1.488083          360,833
  01/01/2002 to 12/31/2002................................    1.488083        1.267902        2,635,315
  01/01/2003 to 12/31/2003................................    1.267902        1.497971        4,565,858
  01/01/2004 to 04/30/2004................................    1.497971        1.485622        5,151,293
MFS Total Return Sub-Account
  05/1/2004** to 12/31/2004...............................    3.771594        4.105109        2,827,616
  01/01/2005 to 12/31/2005................................    4.105109        4.169836        3,539,599
BlackRock Legacy Large Cap Growth Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.352775        2.580603          246,717
  01/01/2005 to 12/31/2005................................    2.580603        2.720755          696,241
BlackRock Legacy Large Cap Growth Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    3.019092        2.759654          337,995
  01/01/2002 to 12/31/2002................................    2.759654        1.819502        2,109,027
  01/01/2003 to 12/31/2003................................    1.819502        2.424162        3,737,503
  01/01/2004 to 12/31/2004................................    2.424162        2.600016        4,380,651
  01/01/2005 to 12/31/2005................................    2.600016        2.743736        3,994,660
Davis Venture Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.898156        3.122286        2,171,954
  01/01/2005 to 12/31/2005................................    3.122286        3.391833        6,042,147
Davis Venture Value Sub-Account (Class E)(9)
  07/02/2001** to 12/31/2001..............................    2.815820        2.673516          929,183
  01/01/2002 to 12/31/2002................................    2.673516        2.203304        6,433,899
  01/01/2003 to 12/31/2003................................    2.203304        2.844732       11,096,983
  01/01/2004 to 12/31/2004................................    2.844732        3.150396       14,010,283
  01/01/2005 to 12/31/2005................................    3.150396        3.426735       13,858,324
FI Value Leaders Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.339585        2.641623          231,769
  01/01/2005 to 12/31/2005................................    2.641623        2.881043          474,382
FI Value Leaders Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.631178        2.390568          138,790
  01/01/2002 to 12/31/2002................................    2.390568        1.899012          675,852
  01/01/2003 to 12/31/2003................................    1.899012        2.376957        1,211,599
  01/01/2004 to 12/31/2004................................    2.376957        2.665706        1,518,691
  01/01/2005 to 12/31/2005................................    2.665706        2.909847        1,531,374
Harris Oakmark Large Cap Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    1.223470        1.321605        1,638,566
  01/01/2005 to 12/31/2005................................    1.321605        1.283692        4,974,100
Harris Oakmark Large Cap Value Sub-Account (Class E)(9)
  05/01/2002** to 12/31/2002..............................    1.190228        0.977213        1,679,195
  01/01/2003 to 12/31/2003................................    0.977213        1.209630        5,837,482
  01/01/2004 to 12/31/2004................................    1.209630        1.329439        7,243,365
  01/01/2005 to 12/31/2005................................    1.329439        1.292717        6,792,026


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.25% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
MetLife Stock Index Sub-Account
  07/02/2001* to 12/31/2001...............................    3.850101        3.569420          179,083
  01/01/2002 to 12/31/2002................................    3.569420        2.731332        1,942,937
  01/01/2003 to 12/31/2003................................    2.731332        3.449245        3,653,650
  01/01/2004 to 12/31/2004................................    3.449245        3.756416        4,668,415
  01/01/2005 to 12/31/2005................................    3.756416        3.872216        5,058,223
MFS Investors Trust Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004................................    7.748492        8.598035           12,295
  01/01/2005 to 12/31/2005................................    8.598035        9.077584           28,780
MFS Investors Trust Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    0.897721        0.832858          120,423
  01/01/2002 to 12/31/2002................................    0.832858        0.656026        1,530,612
  01/01/2003 to 12/31/2003................................    0.656026        0.787176        2,549,167
  01/01/2004 to 12/31/2004................................    0.787176        0.865043        4,277,793
  01/01/2005 to 12/31/2005................................    0.865043        0.915101        3,742,961
MFS Investors Trust Sub-Account(2) (previously MFS
  Research Managers Sub-Account)
  07/02/2001* to 12/31/2001...............................    0.979378        0.879571          122,347
  01/01/2002 to 12/31/2002................................    0.879571        0.658378          802,087
  01/01/2003 to 12/31/2003................................    0.658378        0.805710        1,541,735
  01/01/2004 to 04/30/2004................................    0.805710        0.820699        1,666,173
Jennison Growth Sub-Account (Class B)
  05/1/2005** to 12/31/2005...............................    0.409985        0.492965          304,981
Jennison Growth Sub-Account (Class E)
  05/1/2005** to 12/31/2005...............................    0.410269        0.494021        3,627,443
Jennison Growth Sub-Account (Class B)(8)(12) (previously
  Met/ Putnam Voyager Sub-Account (Class B))
  05/01/2004** to 12/31/2004..............................    0.425125        0.444253            3,059
  01/01/2005 to 04/30/2005................................    0.444253        0.408818               --
Jennison Growth Sub-Account (Class E)(9)(12) (previously
  Met/ Putnam Voyager Sub-Account (Class E))
  07/02/2001** to 12/31/2001..............................    0.575496        0.493571          404,240
  01/01/2002 to 12/31/2002................................    0.493571        0.346224        2,441,313
  01/01/2003 to 12/31/2003................................    0.346224        0.429804        3,861,380
  01/01/2004 to 12/31/2004................................    0.429804        0.444259        3,651,151
  01/01/2005 to 4/30/2005.................................    0.444259        0.409102               --
BlackRock Investment Trust Sub-Account (Class B)
  07/02/2001* to 12/31/2001...............................    7.273319        6.648295           19,133
  01/01/2002 to 12/31/2002................................    6.648295        4.839997          340,601
  01/01/2003 to 12/31/2003................................    4.839997        6.209409          539,609
  01/01/2004 to 12/31/2004................................    6.209409        6.781940          612,593
  01/01/2005 to 12/31/2005................................    6.781940        6.920075          557,309
BlackRock Large Cap Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    1.072355        1.184182          895,546
  01/01/2005 to 12/31/2005................................    1.184182        1.234503        1,745,201
BlackRock Large Cap Value Sub-Account (Class E)(9)
  05/01/2002** to 12/31/2002..............................    1.000000        0.793209          530,074
  01/01/2003 to 12/31/2003................................    0.793209        1.060741        1,729,925
  01/01/2004 to 12/31/2004................................    1.060741        1.187075        4,063,877
  01/01/2005 to 12/31/2005................................    1.187075        1.239084        3,699,894


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.25% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
FI Mid Cap Opportunities Sub-Account(4)
  05/01/2002** to 12/31/2002..............................    1.000000        0.811177          217,753
  01/01/2003 to 12/31/2003................................    0.811177        1.138274        1,041,349
  01/01/2004 to 04/30/2004................................    1.138274        1.128525        1,573,543
Harris Oakmark Focused Value Sub-Account (Class B)(8)
  05/01/2004* to 12/31/2004...............................    3.062420        3.326459          933,283
  01/01/2005 to 12/31/2005................................    3.326459        3.604168        2,607,623
Harris Oakmark Focused Value Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.539245        2.662382          822,817
  01/01/2002 to 12/31/2002................................    2.662382        2.393038        6,928,769
  01/01/2003 to 12/31/2003................................    2.393038        3.130235       13,023,261
  01/01/2004 to 12/31/2004................................    3.130235        3.393317       14,512,972
  01/01/2005 to 12/31/2005................................    3.393317        3.680143       13,773,481
FI Mid Cap Opportunities Sub-Account(3) (previously Janus
  Mid Cap Sub-Account)
  07/02/2001* to 12/31/2001...............................    1.891206        1.559925          131,929
  01/01/2002 to 12/31/2002................................    1.559925        1.091096          722,960
  01/01/2003 to 12/31/2003................................    1.091096        1.446896        1,165,323
  01/01/2004 to 12/31/2004................................    1.446896        1.669317        2,383,428
  01/01/2005 to 12/31/2005................................    1.669317        1.758487        2,431,850
MetLife Mid Cap Stock Index Sub-Account
  07/02/2001* to 12/31/2001...............................    1.052532        1.032136          223,464
  01/01/2002 to 12/31/2002................................    1.032136        0.865315        2,492,483
  01/01/2003 to 12/31/2003................................    0.865315        1.149827        5,063,817
  01/01/2004 to 12/31/2004................................    1.149827        1.314011        6,327,264
  01/01/2005 to 12/31/2005................................    1.314011        1.453731        7,243,058
Neuberger Berman Mid Cap Value Sub-Account
  07/02/2001* to 12/31/2001...............................    1.557054        1.507861           78,495
  01/01/2002 to 12/31/2002................................    1.507861        1.341513        1,245,456
  01/01/2003 to 12/31/2003................................    1.341513        1.803959        2,602,170
  01/01/2004 to 12/31/2004................................    1.803959        2.185197        5,612,321
  01/01/2005 to 12/31/2005................................    2.185197        2.415539        7,373,295
Franklin Templeton Small Cap Growth Sub-Account
  07/02/2001* to 12/31/2001...............................    0.953966        0.880596          333,496
  01/01/2002 to 12/31/2002................................    0.880596        0.625777        2,870,903
  01/01/2003 to 12/31/2003................................    0.625777        0.893664        5,115,288
  01/01/2004 to 12/31/2004................................    0.893664        0.980913        6,713,282
  01/01/2005 to 12/31/2005................................    0.980913        1.011299        7,945,057
Loomis Sayles Small Cap Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.377286        2.696428          251,711
  01/01/2005 to 12/31/2005................................    2.696428        2.840821          991,747
Loomis Sayles Small Cap Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.400198        2.272929          202,579
  01/01/2002 to 12/31/2002................................    2.272929        1.758876        1,641,772
  01/01/2003 to 12/31/2003................................    1.758876        2.367243        3,175,066
  01/01/2004 to 12/31/2004................................    2.367243        2.716612        3,573,319
  01/01/2005 to 12/31/2005................................    2.716612        2.864629        3,492,759


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.25% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
Russell 2000 Index Sub-Account
  07/02/2001* to 12/31/2001...............................    1.223058        1.190110          277,659
  01/01/2002 to 12/31/2002................................    1.190110        0.932989        2,510,267
  01/01/2003 to 12/31/2003................................    0.932989        1.342601        5,066,094
  01/01/2004 to 12/31/2004................................    1.342601        1.556617        6,724,020
  01/01/2005 to 12/31/2005................................    1.556617        1.603433        7,566,069
BlackRock Strategic Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    1.620412        1.824830        2,239,279
  01/01/2005 to 12/31/2005................................    1.824830        1.872688        3,863,369
BlackRock Strategic Value Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    1.430867        1.401132        1,221,865
  01/01/2002 to 12/31/2002................................    1.401132        1.086411       10,392,688
  01/01/2003 to 12/31/2003................................    1.086411        1.608449       17,608,402
  01/01/2004 to 12/31/2004................................    1.608449        1.829325       20,138,730
  01/01/2005 to 12/31/2005................................    1.829325        1.878142       18,102,180
Morgan Stanley EAFE Index Sub-Account
  07/02/2001* to 12/31/2001...............................    0.948368        0.855536          209,511
  01/01/2002 to 12/31/2002................................    0.855536        0.703293        2,746,997
  01/01/2003 to 12/31/2003................................    0.703293        0.952936        6,042,129
  01/01/2004 to 12/31/2004................................    0.952936        1.122429        8,204,327
  01/01/2005 to 12/31/2005................................    1.122429        1.251881        9,180,604
FI International Stock Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    1.205297        1.378228          644,662
  01/01/2005 to 12/31/2005................................    1.378228        1.600534        2,957,117
FI International Stock Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    1.273950        1.164741          480,562
  01/01/2002 to 12/31/2002................................    1.164741        0.947551        4,943,896
  01/01/2003 to 12/31/2003................................    0.947551        1.196835        7,993,525
  01/01/2004 to 12/31/2004................................    1.196835        1.394854        7,655,331
  01/01/2005 to 12/31/2005................................    1.394854        1.622788        6,945,884
BlackRock Diversified Sub-Account (Class B)
  05/01/2004** to 12/31/2004..............................   36.289090       39.192519           15,147
  01/01/2005 to 12/31/2005................................   39.192519       39.798130           24,061
BlackRock Aggressive Growth Sub-Account (Class B)
  05/01/2004** to 12/31/2004..............................   34.383594       38.158780            1,485
  01/01/2005 to 12/31/2005................................   38.158780       41.617600           10,814
Oppenheimer Global Equity Sub-Account
  05/01/2004** to 12/31/2004..............................   12.890720       14.884624            9,455
  01/01/2005 to 12/31/2005................................   14.884624       17.049221          102,857
T. Rowe Price Large Cap Growth Sub-Account
  05/01/2004** to 12/31/2004..............................    1.125926        1.221288          978,390
  01/01/2005 to 12/31/2005................................    1.221288        1.282478        4,973,054
T.Rowe Price Small Cap Growth Sub-Account
  05/01/2004** to 12/31/2004..............................    1.251553        1.335628          110,140
  01/01/2005 to 12/31/2005................................    1.335628        1.460425          493,836
Lord Abbett Bond Debenture Sub-Account
  07/02/2001* to 12/31/2001...............................    1.373789        1.382542          122,188
  01/01/2002 to 12/31/2002................................    1.382542        1.357536        2,439,994
  01/01/2003 to 12/31/2003................................    1.357536        1.597530        5,934,798
  01/01/2004 to 12/31/2004................................    1.597530        1.706473        8,913,662
  01/01/2005 to 12/31/2005................................    1.706473        1.710500       11,885,856


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.25% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
Oppenheimer Capital Appreciation Sub-Account
  5/1/2005** to 12/31/2005................................    7.998185        8.693182           44,329
PIMCO Total Return Sub-Account
  07/02/2001* to 12/31/2001...............................    1.008155        1.055126        1,119,475
  01/01/2002 to 12/31/2002................................    1.055126        1.138865       16,599,383
  01/01/2003 to 12/31/2003................................    1.138865        1.173147       32,638,246
  01/01/2004 to 12/31/2004................................    1.173147        1.216239       40,652,548
  01/01/2005 to 12/31/2005................................    1.216239        1.228169       48,734,602
Janus Aggressive Growth Sub-Account(5) (previously Janus
  Growth Sub-Account)
  07/02/2001* to 12/31/2001...............................    0.951972        0.775470          389,694
  01/01/2002 to 12/31/2002................................    0.775470        0.529802        2,103,838
  01/01/2003 to 12/31/2003................................    0.529802        0.679683        3,035,424
  01/01/2004 to 12/31/2004................................    0.679683        0.727873        3,243,529
  01/01/2005 to 12/31/2005................................    0.727873        0.816448        3,586,303
Lazard Mid-Cap Sub-Account(11) (formerly Met/AIM Mid Cap
  Core Equity Sub-Account)
  05/01/2002** to 12/31/2002..............................    1.140653        0.968377          631,334
  01/01/2003 to 12/31/2003................................    0.968377        1.206674        1,995,924
  01/01/2004 to 12/31/2004................................    1.206674        1.363269        3,127,787
  01/01/2005 to 12/31/2005................................    1.363269        1.454880        3,378,703
T. Rowe Price Mid Cap Growth Sub-Account
  07/02/2001* to 12/31/2001...............................    0.931494        0.824824          342,075
  01/01/2002 to 12/31/2002................................    0.824824        0.455853        2,938,916
  01/01/2003 to 12/31/2003................................    0.455853        0.615144        6,230,898
  01/01/2004 to 12/31/2004................................    0.615144        0.715759       12,892,638
  01/01/2005 to 12/31/2005................................    0.715759        0.810287       17,133,576
Met/AIM Small Cap Growth Sub-Account
  05/01/2002** to 12/31/2002..............................    1.123126        0.848860          430,464
  01/01/2003 to 12/31/2003................................    0.848860        1.164131        1,406,306
  01/01/2004 to 12/31/2004................................    1.164131        1.223582        1,751,151
  01/01/2005 to 12/31/2005................................    1.223582        1.308310        1,834,114
RCM Global Technology Sub-Account
  07/02/2001* to 12/31/2001...............................    0.758331        0.610204           94,456
  01/01/2002 to 12/31/2002................................    0.610204        0.296896        1,890,616
  01/01/2003 to 12/31/2003................................    0.296896        0.462007        5,227,797
  01/01/2004 to 12/31/2004................................    0.462007        0.436579        6,922,678
  01/01/2005 to 12/31/2005................................    0.436579        0.478666        6,389,625
Harris Oakmark International Sub-Account (Class B)(6)
  05/01/2003** to 12/31/2003..............................    0.877171        1.179380          975,495
  01/01/2004 to 12/31/2004................................    1.179380        1.403737        4,403,557
  01/01/2005 to 12/31/2005................................    1.403737        1.583716        7,378,814
Harris Oakmark International Sub-Account (Class E)(7)
  05/01/2002** to 12/31/2002..............................    1.060502        0.885421          217,557
  01/01/2003 to 12/31/2003................................    0.885421        1.181785        1,785,236
  01/01/2004 to 12/31/2004................................    1.181785        1.408514        2,979,589
  01/01/2005 to 12/31/2005................................    1.408514        1.589622        3,607,139


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.25% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
MFS Research International Sub-Account
  07/02/2001* to 12/31/2001...............................    0.927136        0.848963          277,020
  01/01/2002 to 12/31/2002................................    0.848963        0.739466        2,846,609
  01/01/2003 to 12/31/2003................................    0.739466        0.964297        5,307,770
  01/01/2004 to 12/31/2004................................    0.964297        1.138554        6,751,783
  01/01/2005 to 12/31/2005................................    1.138554        1.309109        8,044,802
Neuberger Berman Berman Real Estate Sub-Account
  05/01/2004** to 12/31/2004..............................    9.998973       12.846559          227,580
  01/01/2005 to 12/31/2005................................   12.846559       14.373064          771,922
MetLife Conservative Allocation Portfolio
  05/01/2005** to 12/31/2005..............................    9.998973       10.310111          130,758
MetLife Conservative to Moderate Allocation Portfolio
  05/01/2005** to 12/31/2005..............................    9.998973       10.528255          284,700
MetLife Moderate Allocation Portfolio
  05/01/2005** to 12/31/2005..............................    9.998973       10.759284          707,709
MetLife Moderate to Aggressive Allocation Portfolio
  05/01/2005** to 12/31/2005..............................    9.998973       10.985367          485,857
MetLife Aggressive Portfolio
  05/01/2005** to 12/31/2005..............................    9.998973       11.161798           27,787


                                                                    1.50% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
American Funds Growth Sub-Account
  07/02/2001* to 12/31/2001...............................   12.760851       11.278829          168,238
  01/01/2002 to 12/31/2002................................   11.278829        8.393632        1,874,264
  01/01/2003 to 12/31/2003................................    8.393632       11.312295        3,772,092
  01/01/2004 to 12/31/2004................................   11.312295       12.536032        5,226,860
  01/01/2005 to 12/31/2005................................   12.536032       14.349601        6,391,197
American Funds Growth-Income Sub-Account
  07/02/2001* to 12/31/2001...............................    8.647461        8.389090          190,117
  01/01/2002 to 12/31/2002................................    8.389090        6.748146        2,226,755
  01/01/2003 to 12/31/2003................................    6.748146        8.803389        4,231,229
  01/01/2004 to 12/31/2004................................    8.803389        9.571662        5,903,453
  01/01/2005 to 12/31/2005................................    9.571662        9.979509        7,052,462
American Funds Global Small Capitalization Sub-Account
  07/02/2001* to 12/31/2001...............................    1.463224        1.350000          295,927
  01/01/2002 to 12/31/2002................................    1.350000        1.076512        2,760,128
  01/01/2003 to 12/31/2003................................    1.076512        1.628167        4,912,135
  01/01/2004 to 12/31/2004................................    1.628167        1.938776        7,451,246
  01/01/2005 to 12/31/2005................................    1.938776        2.394218       10,097,133

------------
  * Date on which the Contract first became available.
 ** Date on which the Subaccount first became available.

 (1) Previously, the Balanced Subaccount. On April 30, 2004, the Balanced Portfolio merged into the MFS Total Return Portfolio.

 (2) Previously, the MFS Research Managers Subaccount. On April 30, 2004, the MFS Research Managers Portfolio merged into the MFS Investors Trust Portfolio.

 (3) Previously, the Janus Mid Cap Subaccount. On April 30, 2004, the FI Mid Cap Opportunities Portfolio merged into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio. Information shown for the FI Mid Cap Opportunities Subaccount (formerly the Janus Mid Cap Subaccount) reflects the unit value history of the Janus Mid Cap Subaccount through the date of the merger.

 (4) Previously, the FI Mid Cap Opportunities Subaccount. On April 30, 2004, the FI Mid Cap Opportunities Portfolio merged into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio.

 (5) Previously, the Janus Growth Subaccount. On April 28, 2003, the Janus Growth Portfolio merged into the Janus Aggressive Growth Portfolio. Information shown for the Janus Aggressive Growth Subaccount is based on the May 1, 2001 inception date of the Janus Growth Subaccount and reflects the accumulation unit value history of the Janus Growth Subaccount through the date of the merger.

 (6) The Harris Oakmark International Portfolio Class B shares are only available under Contracts issued on or after May 1, 2003.

 (7) The Harris Oakmark International Portfolio Class E shares are only available under Contracts issued prior to May 1, 2003.


 (8) The Western Asset Management U.S. Government, Western Asset Management Strategic Bond Opportunities, BlackRock Large Cap Value, Davis Venture Value, FI Value Leaders, Harris Oakmark Large Cap Value, Harris Oakmark Focused Value, MFS Investors Trust, BlackRock Strategic Value, FI International Stock, BlackRock Legacy Large Cap Growth, Jennison Growth and Loomis Sayles Small Cap Portfolios Class B shares are only available under Contracts issued on or after May 1, 2004.



 (9) The Western Asset Management U.S. Government, Western Asset Management Strategic Bond Opportunities, BlackRock Large Cap Value, Davis Venture Value, FI Value Leaders, Harris Oakmark Large Cap Value, Harris Oakmark Focused Value, MFS Investors Trust, BlackRock Strategic Value, FI International Stock, BlackRock Legacy Large Cap Growth, Jennison Growth and Loomis Sayles Small Cap Portfolios Class E shares are only available under Contracts issued prior to May 1, 2004.



(10) Effective May 1, 2006, Salomon Brothers U.S. Government Sub-Account changed its name to Western Asset Management U.S. Government Sub-Account, Salomon Brothers Strategic Bond Opportunities Sub-Account changed its name to Western Asset Management Strategic Bond Opportunities Sub-Account and Western Asset Management Company replaced Salomon Brothers Asset Management as Subadvisor.



(11) Effective December 19, 2005, Met/AIM Mid-Cap Core Equity Sub-Account changed its name to Lazard Mid-Cap Sub-Account and on December 19, 2005, Lazard Asset Investment LLC replaced AIM Capital Management, Inc. as Subadvisor.


(12) On or about April 29, 2005, the Met/Putnam Voyager Portfolio that had been offered as an Eligible Fund up through that date, merged with and into the Jennison Growth Portfolio.

                            ACCUMULATION UNIT VALUES
           (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGH THE PERIOD)

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                        CONDENSED FINANCIAL INFORMATION


                                                                      1.35% VARIABLE ACCOUNT CHARGE
                                                              ---------------------------------------------
                                                                                               NUMBER OF
                                                              ACCUMULATION                    ACCUMULATION
                                                               UNIT VALUE    ACCUMULATION        UNITS
                                                              AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                               OF PERIOD     END OF PERIOD   END OF PERIOD
                                                              ------------   -------------   --------------
American Forerunner -- 1.35
BlackRock Money Market Sub-Account (Class B)
  07/02/2001* to 12/31/2001.................................    2.235521        2.248592          869,330
  01/01/2002 to 12/31/2002..................................    2.248592        2.244279        2,741,837
  01/01/2003 to 12/31/2003..................................    2.244279        2.226473        4,235,857
  01/01/2004 to 12/31/2004..................................    2.226473        2.212661        3,325,994
  01/01/2005 to 12/31/2005..................................    2.212661        2.240630        3,111,335
Lehman Brothers Aggregate Bond Index Sub-Account
  07/02/2001* to 12/31/2001.................................    1.098614        1.130538          229,823
  01/01/2002 to 12/31/2002..................................    1.130538        1.226269        1,687,331
  01/01/2003 to 12/31/2003..................................    1.226269        1.250731        4,259,615
  01/01/2004 to 12/31/2004..................................    1.250731        1.281348        4,947,365
  01/01/2005 to 12/31/2005..................................    1.281348        1.287637        5,596,683
Western Asset Management Strategic Bond Opportunities
  Sub-Account (Class B)(8)(10) (formerly Salomon Brothers
  Strategic Bond Opportunities Sub-Account (Class B))
  05/01/2004** to 12/31/2004................................    1.874647        1.988034          432,154
  01/01/2005 to 12/31/2005..................................    1.988034        2.011696        1,533,843
Western Asset Management Strategic Bond Opportunities
  Sub-Account (Class E)(9)(10) (formerly Salomon Brothers
  Strategic Bond Opportunities Sub-Account (Class E))
  07/02/2001* to 12/31/2001.................................    1.558017        1.594464          179,069
  01/01/2002 to 12/31/2002..................................    1.594464        1.720371        1,763,673
  01/01/2003 to 12/31/2003..................................    1.720371        1.909409        3,667,562
  01/01/2004 to 12/31/2004..................................    1.909409        2.005745        4,330,695
  01/01/2005 to 12/31/2005..................................    2.005745        2.031803        4,385,668
Western Asset Management U.S. Government Sub-Account (Class
  B)(8)(10) (formerly Salomon Brothers U.S. Government
  Sub-Account (Class B))
  05/01/2004** to 12/31/2004................................    1.549486        1.586955          461,685
  01/01/2005 to 12/31/2005..................................    1.586955        1.587510        1,337,696
Western Asset Management U.S. Government Sub-Account (Class
  E)(9)(10)
  (formerly Salomon Brothers U.S. Government Sub-Account
  (Class E))
  07/02/2001* to 12/31/2001.................................    1.439254        1.482873          406,922
  01/01/2002 to 12/31/2002..................................    1.482873        1.574516        3,752,623
  01/01/2003 to 12/31/2003..................................    1.574516        1.577453        5,859,702
  01/01/2004 to 12/31/2004..................................    1.577453        1.599901        5,492,094
  01/01/2005 to 12/31/2005..................................    1.599901        1.603439        5,566,349
BlackRock Bond Income Sub-Account (Class B)
  07/02/2001* to 12/31/2001.................................    3.828491        3.967810          217,116
  01/01/2002 to 12/31/2002..................................    3.967810        4.234371        1,818,388
  01/01/2003 to 12/31/2003..................................    4.234371        4.410821        2,755,116
  01/01/2004 to 12/31/2004..................................    4.410821        4.533074        3,197,295
  01/01/2005 to 12/31/2005..................................    4.533074        4.568816        3,530,909


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                      1.35% VARIABLE ACCOUNT CHARGE
                                                              ---------------------------------------------
                                                                                               NUMBER OF
                                                              ACCUMULATION                    ACCUMULATION
                                                               UNIT VALUE    ACCUMULATION        UNITS
                                                              AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                               OF PERIOD     END OF PERIOD   END OF PERIOD
                                                              ------------   -------------   --------------
MFS Total Return Sub-Account (previously Balanced
  Sub-Account)(1)
  07/02/2001* to 12/31/2001.................................    1.504179        1.477444           45,831
  01/01/2002 to 12/31/2002..................................    1.477444        1.257572          858,351
  01/01/2003 to 12/31/2003..................................    1.257572        1.484283        1,751,585
  01/01/2004 to 04/30/2004..................................    1.484283        1.471564        2,020,425
MFS Total Return Sub-Account
  05/01/2004** to 12/31/2004................................    3.707949        4.033161          891,992
  01/01/2005 to 12/31/2005..................................    4.033161        4.092670        1,090,624
BlackRock Legacy Large Cap Growth Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004................................    2.330500        2.554477           54,378
  01/01/2005 to 12/31/2005..................................    2.554477        2.690527          206,150
BlackRock Legacy Large Cap Growth Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001.................................    2.999024        2.739942          165,746
  01/01/2002 to 12/31/2002..................................    2.739942        1.804690        1,376,184
  01/01/2003 to 12/31/2003..................................    1.804690        2.402031        2,242,123
  01/01/2004 to 12/31/2004..................................    2.402031        2.573699        2,420,784
  01/01/2005 to 12/31/2005..................................    2.573699        2.713259        2,079,100
Davis Venture Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004................................    2.870725        3.090685          662,509
  01/01/2005 to 12/31/2005..................................    3.090685        3.354159        1,845,396
Davis Venture Value Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001.................................    2.797107        2.654425          441,860
  01/01/2002 to 12/31/2002..................................    2.654425        2.185385        3,544,762
  01/01/2003 to 12/31/2003..................................    2.185385        2.818779        6,131,831
  01/01/2004 to 12/31/2004..................................    2.818779        3.118527        6,895,437
  01/01/2005 to 12/31/2005..................................    3.118527        3.388693        6,611,460
FI Value Leaders Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004................................    2.313951        2.610948           23,165
  01/01/2005 to 12/31/2005..................................    2.610948        2.844750          107,176
FI Value Leaders Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001.................................    2.609765        2.369929           44,802
  01/01/2002 to 12/31/2002..................................    2.369929        1.880732          386,064
  01/01/2003 to 12/31/2003..................................    1.880732        2.351730          802,697
  01/01/2004 to 12/31/2004..................................    2.351730        2.634773          807,025
  01/01/2005 to 12/31/2005..................................    2.634773        2.873216          751,618
Harris Oakmark Large Cap Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004................................    1.216777        1.313504          679,014
  01/01/2005 to 12/31/2005..................................    1.313504        1.274552        1,223,840
Harris Oakmark Large Cap Value Sub-Account (Class E)(9)
  05/01/2002** to 12/31/2002................................    1.186098        0.973172          648,931
  01/01/2003 to 12/31/2003..................................    0.973172        1.203420        2,333,920
  01/01/2004 to 12/31/2004..................................    1.203420        1.321289        2,689,824
  01/01/2005 to 12/31/2005..................................    1.321289        1.283513        2,454,270
MetLife Stock Index Sub-Account
  07/02/2001* to 12/31/2001.................................    3.807341        3.528018           64,482
  01/01/2002 to 12/31/2002..................................    3.528018        2.696948          652,639
  01/01/2003 to 12/31/2003..................................    2.696948        3.402424        1,619,258
  01/01/2004 to 12/31/2004..................................    3.402424        3.701714        1,851,273
  01/01/2005 to 12/31/2005..................................    3.701714        3.812026        1,876,561


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                      1.35% VARIABLE ACCOUNT CHARGE
                                                              ---------------------------------------------
                                                                                               NUMBER OF
                                                              ACCUMULATION                    ACCUMULATION
                                                               UNIT VALUE    ACCUMULATION        UNITS
                                                              AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                               OF PERIOD     END OF PERIOD   END OF PERIOD
                                                              ------------   -------------   --------------
MFS Investors Trust Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004................................    7.709722        8.549344           10,133
  01/01/2005 to 12/31/2005..................................    8.549344        9.017183           15,676
MFS Investors Trust Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001.................................    0.895771        0.830635          227,620
  01/01/2002 to 12/31/2002..................................    0.830635        0.653612          852,130
  01/01/2003 to 12/31/2003..................................    0.653612        0.783495        1,327,287
  01/01/2004 to 12/31/2004..................................    0.783495        0.860136        1,876,224
  01/01/2005 to 12/31/2005..................................    0.860136        0.909004        1,706,218
MFS Investors Trust Sub-Account(2)
  (previously MFS Research Managers Sub-Account)
  07/02/2001* to 12/31/2001.................................    0.977250        0.877224           59,840
  01/01/2002 to 12/31/2002..................................    0.877224        0.655964          253,040
  01/01/2003 to 12/31/2003..................................    0.655964        0.801952          407,327
  01/01/2004 to 04/30/2004..................................    0.801952        0.816603          495,237
Jennison Growth Sub-Account (Class B)
  05/01/2005** to 12/31/2005................................    0.407936        0.490176           94,714
Jennison Growth Sub-Account (Class E)
  05/01/2005** to 12/31/2005................................    0.408221        0.491229        1,720,408
Jennison Growth Sub-Account (Class B)(8)(12)
  (previously Met/Putnam Voyager Sub-Account (Class B))
  05/01/2004** to 12/31/2004................................    0.423422        0.442180           32,719
  01/01/2005 to 12/31/2005..................................    0.442180        0.406777               --
Jennison Growth Sub-Account (Class E)(9)(12)
  (previously Met/Putnam Voyager Sub-Account (Class E))
  07/02/2001* to 12/31/2001.................................    0.574821        0.492742          112,128
  01/01/2002 to 12/31/2002..................................    0.492742        0.345299        1,428,969
  01/01/2003 to 12/31/2003..................................    0.345299        0.428230        1,722,848
  01/01/2004 to 12/31/2004..................................    0.428230        0.442188        1,672,132
  01/01/2005 to 12/31/2005..................................    0.442188        0.407063               --
BlackRock Investment Trust Sub-Account (Class B)
  07/02/2001* to 12/31/2001.................................    7.143398        6.526287           20,628
  01/01/2002 to 12/31/2002..................................    6.526287        4.746421          124,713
  01/01/2003 to 12/31/2003..................................    4.746421        6.083269          241,556
  01/01/2004 to 12/31/2004..................................    6.083269        6.637515          327,032
  01/01/2005 to 12/31/2005..................................    6.637515        6.765961          315,340
BlackRock Large Cap Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004................................    1.070204        1.181023          222,093
  01/01/2005 to 12/31/2005..................................    1.181023        1.229983          601,557
BlackRock Large Cap Value Sub-Account (Class E)(9)
  05/01/2002** to 12/31/2002................................    1.000000        0.792676          149,186
  01/01/2003 to 12/31/2003..................................    0.792676        1.058975          633,797
  01/01/2004 to 12/31/2004..................................    1.058975        1.183911        1,208,221
  01/01/2005 to 12/31/2005..................................    1.183911        1.234551        1,085,453
FI Mid Cap Opportunities Sub-Account(4)
  05/01/2002** to 12/31/2002................................    1.000000        0.810632           97,989
  01/01/2003 to 12/31/2003..................................    0.810632        1.136381          390,452
  01/01/2004 to 04/30/2004..................................    1.136381        1.126278          732,700


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                      1.35% VARIABLE ACCOUNT CHARGE
                                                              ---------------------------------------------
                                                                                               NUMBER OF
                                                              ACCUMULATION                    ACCUMULATION
                                                               UNIT VALUE    ACCUMULATION        UNITS
                                                              AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                               OF PERIOD     END OF PERIOD   END OF PERIOD
                                                              ------------   -------------   --------------
Harris Oakmark Focused Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004................................    3.028873        3.287838          403,355
  01/01/2005 to 12/31/2005..................................    3.287838        3.558773          915,002
Harris Oakmark Focused Value Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001.................................    2.518576        2.639391          401,779
  01/01/2002 to 12/31/2002..................................    2.639391        2.370004        3,706,789
  01/01/2003 to 12/31/2003..................................    2.370004        3.097009        6,468,059
  01/01/2004 to 12/31/2004..................................    3.097009        3.353935        7,196,581
  01/01/2005 to 12/31/2005..................................    3.353935        3.633810        6,767,545
FI Mid Cap Opportunities Sub-Account(3)
  (previously Janus Mid Cap Sub-Account)
  07/02/2001* to 12/31/2001.................................    1.883025        1.552394           61,360
  01/01/2002 to 12/31/2002..................................    1.552394        1.084738          353,346
  01/01/2003 to 12/31/2003..................................    1.084738        1.437020          558,019
  01/01/2004 to 12/31/2004..................................    1.437020        1.656261        1,248,080
  01/01/2005 to 12/31/2005..................................    1.656261        1.742997        1,176,022
MetLife Mid Cap Stock Index Sub-Account
  07/02/2001* to 12/31/2001.................................    1.051488        1.030593           46,529
  01/01/2002 to 12/31/2002..................................    1.030593        0.863149          722,105
  01/01/2003 to 12/31/2003..................................    0.863149        1.145792        2,198,172
  01/01/2004 to 12/31/2004..................................    1.145792        1.308088        2,709,058
  01/01/2005 to 12/31/2005..................................    1.308088        1.445738        2,870,524
Neuberger Berman Mid Cap Value Sub-Account
  07/02/2001* to 12/31/2001.................................    1.552941        1.503129           34,558
  01/01/2002 to 12/31/2002..................................    1.503129        1.335969          361,709
  01/01/2003 to 12/31/2003..................................    1.335969        1.794722        1,093,194
  01/01/2004 to 12/31/2004..................................    1.794722        2.171830        2,103,590
  01/01/2005 to 12/31/2005..................................    2.171830        2.398373        2,806,108
Franklin Templeton Small Cap Growth Sub-Account
  07/02/2001* to 12/31/2001.................................    0.953804        0.880011          258,180
  01/01/2002 to 12/31/2002..................................    0.880011        0.624749        1,365,065
  01/01/2003 to 12/31/2003..................................    0.624749        0.891300        2,155,256
  01/01/2004 to 12/31/2004..................................    0.891300        0.977339        2,642,995
  01/01/2005 to 12/31/2005..................................    0.977339        1.006611        2,730,470
Loomis Sayles Small Cap Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004................................    2.353603        2.667795          142,465
  01/01/2005 to 12/31/2005..................................    2.667795        2.807855          411,440
Loomis Sayles Small Cap Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001.................................    2.383050        2.255570           52,241
  01/01/2002 to 12/31/2002..................................    2.255570        1.743692          707,530
  01/01/2003 to 12/31/2003..................................    1.743692        2.344473        1,480,073
  01/01/2004 to 12/31/2004..................................    2.344473        2.687786        1,827,947
  01/01/2005 to 12/31/2005..................................    2.687786        2.831410        1,644,032
Russell 2000 Index Sub-Account
  07/02/2001* to 12/31/2001.................................    1.219826        1.186373           69,714
  01/01/2002 to 12/31/2002..................................    1.186373        0.929131          980,925
  01/01/2003 to 12/31/2003..................................    0.929131        1.335715        2,248,054
  01/01/2004 to 12/31/2004..................................    1.335715        1.547082        2,975,158
  01/01/2005 to 12/31/2005..................................    1.547082        1.592035        3,253,959


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                      1.35% VARIABLE ACCOUNT CHARGE
                                                              ---------------------------------------------
                                                                                               NUMBER OF
                                                              ACCUMULATION                    ACCUMULATION
                                                               UNIT VALUE    ACCUMULATION        UNITS
                                                              AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                               OF PERIOD     END OF PERIOD   END OF PERIOD
                                                              ------------   -------------   --------------
BlackRock Strategic Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004................................    1.614218        1.816649          923,895
  01/01/2005 to 12/31/2005..................................    1.816649        1.862435        1,599,991
BlackRock Strategic Value Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001.................................    1.429451        1.399052          558,279
  01/01/2002 to 12/31/2002..................................    1.399052        1.083716        5,041,638
  01/01/2003 to 12/31/2003..................................    1.083716        1.602866        8,227,912
  01/01/2004 to 12/31/2004..................................    1.602866        1.821151        9,465,838
  01/01/2005 to 12/31/2005..................................    1.821151        1.867886        8,568,287
Morgan Stanley EAFE Index Sub-Account
  07/02/2001* to 12/31/2001.................................    0.945862        0.852843           67,835
  01/01/2002 to 12/31/2002..................................    0.852843        0.700383        1,081,587
  01/01/2003 to 12/31/2003..................................    0.700383        0.948053        2,542,236
  01/01/2004 to 12/31/2004..................................    0.948053        1.115559        3,433,665
  01/01/2005 to 12/31/2005..................................    1.115559        1.242979        3,570,990
FI International Stock Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004................................    1.189706        1.359497          392,318
  01/01/2005 to 12/31/2005..................................    1.359497        1.577210          883,380
FI International Stock Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001.................................    1.261053        1.152377          239,674
  01/01/2002 to 12/31/2002..................................    1.152377        0.936556        2,208,624
  01/01/2003 to 12/31/2003..................................    0.936556        1.181769        3,422,333
  01/01/2004 to 12/31/2004..................................    1.181769        1.375915        3,077,245
  01/01/2005 to 12/31/2005..................................    1.375915        1.599161        2,685,807
BlackRock Diversified Sub-Account (Class B)
  05/01/2004** to 12/31/2004................................   35.648033       38.474665            1,897
  01/01/2005 to 12/31/2005..................................   38.474665       39.030259            3,967
BlackRock Aggressive Growth Sub-Account (Class B)
  05/01/2004** to 12/31/2004................................   33.837186       37.527489            2,359
  01/01/2005 to 12/31/2005..................................   37.527489       40.888321            4,987
Oppenheimer Global Equity Sub-Account
  05/01/2004** to 12/31/2004................................   12.798623       14.768490            5,741
  01/01/2005 to 12/31/2005..................................   14.768490       16.899352           30,573
T. Rowe Price Large Cap Growth Sub-Account
  05/01/2004** to 12/31/2004................................    1.119764        1.213800          371,795
  01/01/2005 to 12/31/2005..................................    1.213800        1.273345        1,150,111
T. Rowe Price Small Cap Growth Sub-Account
  05/01/2004** to 12/31/2004................................    1.242603        1.325197           59,871
  01/01/2005 to 12/31/2005..................................    1.325197        1.447577          267,157
Lord Abbett Bond Debenture Sub-Account
  07/02/2001* to 12/31/2001.................................    1.366705        1.374725           65,506
  01/01/2002 to 12/31/2002..................................    1.374725        1.348510        1,037,918
  01/01/2003 to 12/31/2003..................................    1.348510        1.585325        3,312,961
  01/01/2004 to 12/31/2004..................................    1.585325        1.691740        4,095,184
  01/01/2005 to 12/31/2005..................................    1.691740        1.694043        4,436,764


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                      1.35% VARIABLE ACCOUNT CHARGE
                                                              ---------------------------------------------
                                                                                               NUMBER OF
                                                              ACCUMULATION                    ACCUMULATION
                                                               UNIT VALUE    ACCUMULATION        UNITS
                                                              AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                               OF PERIOD     END OF PERIOD   END OF PERIOD
                                                              ------------   -------------   --------------
PIMCO Total Return Sub-Account
  07/02/2001* to 12/31/2001.................................    1.007769        1.054194          654,487
  01/01/2002 to 12/31/2002..................................    1.054194        1.136725        7,591,886
  01/01/2003 to 12/31/2003..................................    1.136725        1.169775       15,537,661
  01/01/2004 to 12/31/2004..................................    1.169775        1.211528       18,151,277
  01/01/2005 to 12/31/2005..................................    1.211528        1.222193       19,870,194
Janus Aggressive Growth Sub-Account(5)
  (previously Janus Growth Sub-Account)
  07/02/2001* to 12/31/2001.................................    0.951810        0.774950          212,536
  01/01/2002 to 12/31/2002..................................    0.774950        0.528917          890,937
  01/01/2003 to 12/31/2003..................................    0.528917        0.677876        1,542,446
  01/01/2004 to 12/31/2004..................................    0.677876        0.725210        1,804,841
  01/01/2005 to 12/31/2005..................................    0.725210        0.812651        1,758,953
Lazard Mid-Cap Sub-Account(11)
  (formerly Met/AIM Mid Cap Core Equity Sub-Account)
  05/01/2002** to 12/31/2002................................    1.140016        0.967184          213,941
  01/01/2003 to 12/31/2003..................................    0.967184        1.203982          814,656
  01/01/2004 to 12/31/2004..................................    1.203982        1.358864          985,057
  01/01/2005 to 12/31/2005..................................    1.358864        1.448735          958,798
T. Rowe Price Mid Cap Growth Sub-Account
  07/02/2001* to 12/31/2001.................................    0.931134        0.824088          228,099
  01/01/2002 to 12/31/2002..................................    0.824088        0.454985        1,350,231
  01/01/2003 to 12/31/2003..................................    0.454985        0.613351        2,740,053
  01/01/2004 to 12/31/2004..................................    0.613351        0.712958        4,790,384
  01/01/2005 to 12/31/2005..................................    0.712958        0.806313        6,160,745
Met/AIM Small Cap Growth Sub-Account
  05/01/2002** to 12/31/2002................................    1.122499        0.847818          145,764
  01/01/2003 to 12/31/2003..................................    0.847818        1.161541          533,469
  01/01/2004 to 12/31/2004..................................    1.161541        1.219636          685,966
  01/01/2005 to 12/31/2005..................................    1.219636        1.302792          734,063
RCM Global Technology Sub-Account
  07/02/2001* to 12/31/2001.................................    0.758038        0.609663           58,620
  01/01/2002 to 12/31/2002..................................    0.609663        0.296343          684,856
  01/01/2003 to 12/31/2003..................................    0.296343        0.460690        2,171,669
  01/01/2004 to 12/31/2004..................................    0.460690        0.434898        2,948,050
  01/01/2005 to 12/31/2005..................................    0.434898        0.476348        2,805,676
Harris Oakmark International Sub-Account (Class B)(6)
  05/01/2003** to 12/31/2003................................    0.875803        1.176753          580,830
  01/01/2004 to 12/31/2004..................................    1.176753        1.399207        1,886,163
  01/01/2005 to 12/31/2005..................................    1.399207        1.577033        3,772,112
Harris Oakmark International Sub-Account (Class E)(7)
  05/01/2002** to 12/31/2002................................    1.059909        0.884331           32,461
  01/01/2003 to 12/31/2003..................................    0.884331        1.179161          558,061
  01/01/2004 to 12/31/2004..................................    1.179161        1.403980        1,235,141
  01/01/2005 to 12/31/2005..................................    1.403980        1.582926        1,670,051
MFS Research International Sub-Account
  07/02/2001* to 12/31/2001.................................    0.926780        0.848208          161,048
  01/01/2002 to 12/31/2002..................................    0.848208        0.738078        1,165,514
  01/01/2003 to 12/31/2003..................................    0.738078        0.961516        2,377,369
  01/01/2004 to 12/31/2004..................................    0.961516        1.134133        2,677,862
  01/01/2005 to 12/31/2005..................................    1.134133        1.302727        3,067,021


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                      1.35% VARIABLE ACCOUNT CHARGE
                                                              ---------------------------------------------
                                                                                               NUMBER OF
                                                              ACCUMULATION                    ACCUMULATION
                                                               UNIT VALUE    ACCUMULATION        UNITS
                                                              AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                               OF PERIOD     END OF PERIOD   END OF PERIOD
                                                              ------------   -------------   --------------
Neuberger Berman Berman Real Estate Sub-Account
  05/01/2004** to 12/31/2004................................    9.998890       12.837948          110,329
  01/01/2005 to 12/31/2005..................................   12.837948       14.349118          275,585
MetLife Conservative Allocation Portfolio
  05/01/2005** to 12/31/2005................................    9.998890       10.303196            3,072
MetLife Conservative to Moderate Allocation Portfolio
  05/01/2005** to 12/31/2005................................    9.998890       10.521194           10,357
MetLife Moderate Allocation Portfolio
  05/01/2005** to 12/31/2005................................    9.998890       10.752070          126,081
MetLife Moderate to Aggressive Allocation Portfolio
  05/01/2005** to 12/31/2005................................    9.998890       10.978002          193,029
MetLife Aggressive Portfolio
  05/01/2005** to 12/31/2005................................    9.998890       11.154317            2,882



                                                                    1.60% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
American Funds Growth Sub-Account
  07/02/2001* to 12/31/2001...............................   12.540653       11.078671          95,874
  01/01/2002 to 12/31/2002................................   11.078671        8.236410         893,722
  01/01/2003 to 12/31/2003................................    8.236410       11.089325       1,811,737
  01/01/2004 to 12/31/2004................................   11.089325       12.276627       2,524,388
  01/01/2005 to 12/31/2005................................   12.276627       14.038670       2,807,059
American Funds Growth-Income Sub-Account
  07/02/2001* to 12/31/2001...............................    8.498265        8.240238         126,008
  01/01/2002 to 12/31/2002................................    8.240238        6.621767       1,040,860
  01/01/2003 to 12/31/2003................................    6.621767        8.629898       2,297,752
  01/01/2004 to 12/31/2004................................    8.629898        9.373627       3,012,257
  01/01/2005 to 12/31/2005................................    9.373627        9.763296       3,200,295
American Funds Global Small Capitalization Sub-Account
  07/02/2001* to 12/31/2001...............................    1.458585        1.345052         130,815
  01/01/2002 to 12/31/2002................................    1.345052        1.071482         961,486
  01/01/2003 to 12/31/2003................................    1.071482        1.618945       1,641,739
  01/01/2004 to 12/31/2004................................    1.618945        1.925863       2,958,867
  01/01/2005 to 12/31/2005................................    1.925863        2.375903       3,696,633


------------
  * Date on which the Contract first became available.
 ** Date on which the Subaccount first became available.

 (1) Previously, the Balanced Subaccount. On April 30, 2004, the Balanced Portfolio merged into the MFS Total Return Portfolio.

 (2) Previously, the MFS Research Managers Subaccount. On April 30, 2004, the MFS Research Managers Portfolio merged into the MFS Investors Trust Portfolio.

 (3) Previously, the Janus Mid Cap Subaccount. On April 30, 2004, the FI Mid Cap Opportunities Portfolio merged into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio. Information shown for the FI Mid Cap Opportunities Subaccount (formerly the Janus Mid Cap Subaccount) reflects the unit value history of the Janus Mid Cap Subaccount through the date of the merger.

 (4) Previously, the FI Mid Cap Opportunities Subaccount. On April 30, 2004, the FI Mid Cap Opportunities Portfolio merged into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio.

 (5) Previously, the Janus Growth Subaccount. On April 28, 2003, the Janus Growth Portfolio merged into the Janus Aggressive Growth Portfolio. Information shown for the Janus Aggressive Growth Subaccount is based on the

May 1, 2001 inception date of the Janus Growth Subaccount and reflects the accumulation unit value history of the Janus Growth Subaccount through the date of the merger.

 (6) The Harris Oakmark International Portfolio Class B shares are only available under Contracts issued on or after May 1, 2003.

 (7) The Harris Oakmark International Portfolio Class E shares are only available under Contracts issued prior to May 1, 2003.


 (8) The Western Asset Management U.S. Government, Western Asset Management Strategic Bond Opportunities, BlackRock Large Cap Value, Davis Venture Value, FI Value Leaders, Harris Oakmark Large Cap Value, Harris Oakmark Focused Value, MFS Investors Trust, BlackRock Strategic Value, FI International Stock, BlackRock Legacy Large Cap Growth, Jennison Growth and Loomis Sayles Small Cap Portfolios Class B shares are only available under Contracts issued on or after May 1, 2004.



 (9) The Western Asset Management U.S. Government, Salomon Brothers Strategic Bond Opportunities, BlackRock Large Cap Value, Davis Venture Value, FI Value Leaders, Harris Oakmark Large Cap Value, Harris Oakmark Focused Value, MFS Investors Trust, BlackRock Strategic Value, FI International Stock, BlackRock Legacy Large Cap Growth, Jennison Growth and Loomis Sayles Small Cap Portfolios Class E shares are only available under Contracts issued prior to May 1, 2004.



(10) Effective May 1, 2006, Salomon Brothers U.S. Government Sub-Account changed its name to Western Asset Management U.S. Government Sub-Account, Salomon Brothers Strategic Bond Opportunities Sub-Account changed its name to Western Asset Management Strategic Bond Opportunities Sub-Account and Western Asset Management Company replaced Salomon Brothers Asset Management as Subadvisor.



(11) Effective December 19, 2005, MET/AIM Mid-Cap Core Equity Sub-Account changed its name to Lazard Mid-Cap Sub-Account and on December 19, 2005, Lazard Asset Investment LLC replaced AIM Capital Management, Inc. as Subadvisor.



(12) On or about April 29, 2005, the Met/Putnam Voyager Portfolio that had been offered as an Eligible Fund up through that date, merged with and into the Jennison Growth Portfolio.

                            ACCUMULATION UNIT VALUES
           (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGH THE PERIOD)

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                        CONDENSED FINANCIAL INFORMATION


                                                                    1.40% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
American Forerunner -- 1.40
BlackRock Money Market Sub-Account (Class B)
  07/02/2001* to 12/31/2001...............................    2.215646        2.228040          22,885
  01/01/2002 to 12/31/2002................................    2.228040        2.222654         117,801
  01/01/2003 to 12/31/2003................................    2.222654        2.203913         356,634
  01/01/2004 to 12/31/2004................................    2.203913        2.189142         363,839
  01/01/2005 to 12/31/2005................................    2.189142        2.215709         421,731
Lehman Brothers Aggregate Bond Index Sub-Account
  07/02/2001* to 12/31/2001...............................    1.097162        1.128756           9,922
  01/01/2002 to 12/31/2002................................    1.128756        1.223720         112,812
  01/01/2003 to 12/31/2003................................    1.223720        1.247509         707,358
  01/01/2004 to 12/31/2004................................    1.247509        1.277406         779,958
  01/01/2005 to 12/31/2005................................    1.277406        1.283036         827,998
Western Asset Management Strategic Bond Opportunities
  Sub-Account (Class B)(8)(10) (formerly Salomon Brothers
  Strategic Bond Opportunities Sub-Account (Class B))
  05/01/2004** to 12/31/2004..............................    1.865753        1.977947           4,438
  01/01/2005 to 12/31/2005................................    1.977947        2.000490          43,816
Western Asset Management Strategic Bond Opportunities
  Sub-Account (Class E)(9)(10) (formerly Salomon Brothers
  Strategic Bond Opportunities Sub-Account (Class E))
  07/02/2001* to 12/31/2001...............................    1.552828        1.588756          32,226
  01/01/2002 to 12/31/2002................................    1.588756        1.713360         194,906
  01/01/2003 to 12/31/2003................................    1.713360        1.900673         701,179
  01/01/2004 to 12/31/2004................................    1.900673        1.995567         766,733
  01/01/2005 to 12/31/2005................................    1.995567        2.020485         722,920
Western Asset Management U.S. Government Sub-Account
  (Class B)(8)(10) (formerly Salomon Brothers U.S.
  Government Sub-Account (Class B))
  05/01/2004** to 12/31/2004..............................    1.542135        1.578902              --
  01/01/2005 to 12/31/2005................................    1.578902        1.578667          59,325
Western Asset Management U.S. Government Sub-Account
  (Class E)(9)(10) (formerly Salomon Brothers U.S.
  Government Sub-Account (Class E))
  07/02/2001* to 12/31/2001...............................    1.434460        1.477564          75,153
  01/01/2002 to 12/31/2002................................    1.477564        1.568096         592,262
  01/01/2003 to 12/31/2003................................    1.568096        1.570238         896,737
  01/01/2004 to 12/31/2004................................    1.570238        1.591785         870,170
  01/01/2005 to 12/31/2005................................    1.591785        1.594510         984,184
BlackRock Bond Income Sub-Account (Class B)
  07/02/2001* to 12/31/2001...............................    3.794455        3.931554          41,262
  01/01/2002 to 12/31/2002................................    3.931554        4.193573         201,281
  01/01/2003 to 12/31/2003................................    4.193573        4.366140         409,883
  01/01/2004 to 12/31/2004................................    4.366140        4.484905         401,399
  01/01/2005 to 12/31/2005................................    4.484905        4.518013         409,436


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.40% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
MFS Total Return Sub-Account(1) (previously Balanced
  Sub-Account)
  07/02/2001* to 12/31/2001...............................    1.499169        1.472163
  01/01/2002 to 12/31/2002................................    1.472163        1.252454         146,985
  01/01/2003 to 12/31/2003................................    1.252454        1.477500         590,860
  01/01/2004 to 04/30/2004................................    1.477500        1.464598         646,784
MFS Total Return Sub-Account
  05/01/2004** to 12/31/2004..............................    3.676530        3.997661         224,054
  01/01/2005 to 12/31/2005................................    3.997661        4.054624         216,474
BlackRock Legacy Large Cap Growth Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.319442        2.541513              --
  01/01/2005 to 12/31/2005................................    2.541513        2.675538          18,910
BlackRock Legacy Large Cap Growth Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.989036        2.730133          15,331
  01/01/2002 to 12/31/2002................................    2.730133        1.797334         103,979
  01/01/2003 to 12/31/2003................................    1.797334        2.391051         137,582
  01/01/2004 to 12/31/2004................................    2.391051        2.560650         114,456
  01/01/2005 to 12/31/2005................................    2.560650        2.698157         100,587
Davis Venture Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.857108        3.075004          34,314
  01/01/2005 to 12/31/2005................................    3.075004        3.335478         118,287
Davis Venture Value Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.787793        2.644925          76,898
  01/01/2002 to 12/31/2002................................    2.644925        2.176472         330,044
  01/01/2003 to 12/31/2003................................    2.176472        2.805879         581,668
  01/01/2004 to 12/31/2004................................    2.805879        3.102700         608,869
  01/01/2005 to 12/31/2005................................    3.102700        3.369815         565,916
FI Value Leaders Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.301239        2.595745              --
  01/01/2005 to 12/31/2005................................    2.595745        2.826776          34,217
FI Value Leaders Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.599120        2.359679           9,164
  01/01/2002 to 12/31/2002................................    2.359679        1.871658          81,051
  01/01/2003 to 12/31/2003................................    1.871658        2.339210         109,289
  01/01/2004 to 12/31/2004................................    2.339210        2.619432          89,857
  01/01/2005 to 12/31/2005................................    2.619432        2.855064          85,793
Harris Oakmark Large Cap Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    1.213445        1.309472          23,210
  01/01/2005 to 12/31/2005................................    1.309472        1.270007         151,389
Harris Oakmark Large Cap Value Sub-Account (Class E)(9)
  05/01/2002** to 12/31/2002..............................    1.184038        0.971161         105,515
  01/01/2003 to 12/31/2003................................    0.971161        1.200335         643,424
  01/01/2004 to 12/31/2004................................    1.200335        1.317242         735,390
  01/01/2005 to 12/31/2005................................    1.317242        1.278943         676,579
MetLife Stock Index Sub-Account
  07/02/2001* to 12/31/2001...............................    3.786132        3.507490          17,785
  01/01/2002 to 12/31/2002................................    3.507490        2.679909         114,121
  01/01/2003 to 12/31/2003................................    2.679909        3.379242         204,578
  01/01/2004 to 12/31/2004................................    3.379242        3.674651         314,160
  01/01/2005 to 12/31/2005................................    3.674651        3.782271         309,333


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.40% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
MFS Investors Trust Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    7.690409        8.525102              --
  01/01/2005 to 12/31/2005................................    8.525102        8.987133           1,122
MFS Investors Trust Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    0.894797        0.829520          11,890
  01/01/2002 to 12/31/2002................................    0.829520        0.652409         116,329
  01/01/2003 to 12/31/2003................................    0.652409        0.781667         134,035
  01/01/2004 to 12/31/2004................................    0.781667        0.857699         164,171
  01/01/2005 to 12/31/2005................................    0.857699        0.905976         112,277
MFS Investors Trust Sub-Account(2)
  (previously MFS Research Managers Sub-Account)
  07/02/2001* to 12/31/2001...............................    0.976187        0.876044             857
  01/01/2002 to 12/31/2002................................    0.876044        0.654750          11,992
  01/01/2003 to 12/31/2003................................    0.654750        0.800071          33,231
  01/01/2004 to 04/30/2004................................    0.800071        0.814554          33,430
Jennison Growth Sub-Account (Class B)
  05/01/2005** to 12/31/2005..............................    0.406915        0.488787          43,670
Jennison Growth Sub-Account (Class E)
  05/01/2005** to 12/31/2005..............................    0.407190        0.489826         338,185
Jennison Growth Sub-Account (Class B)(8)(12)
  (previously Met/Putnam Voyager Sub-Account (Class B))
  05/01/2004** to 12/31/2004..............................    0.422573        0.441147              --
  01/01/2005 to 12/31/2005................................    0.406915        0.488787          43,670
Jennison Growth Sub-Account (Class E)(9)(12)
  (previously Met/Putnam Voyager Sub-Account (Class E))
  07/02/2001* to 12/31/2001...............................    0.574484        0.492330           8,715
  01/01/2002 to 12/31/2002................................    0.492330        0.344836          92,649
  01/01/2003 to 12/31/2003................................    0.344836        0.427435         425,315
  01/01/2004 to 12/31/2004................................    0.427435        0.441146         407,120
  01/01/2005 to 12/31/2005................................    0.407190        0.489826         338,185
BlackRock Investment Trust Sub-Account (Class B)
  07/02/2001* to 12/31/2001...............................    7.079287        6.466098           1,703
  01/01/2002 to 12/31/2002................................    6.466098        4.700289           9,125
  01/01/2003 to 12/31/2003................................    4.700289        6.021138          15,301
  01/01/2004 to 12/31/2004................................    6.021138        6.566431          14,227
  01/01/2005 to 12/31/2005................................    6.566431        6.690165          11,944
BlackRock Large Cap Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    1.069130        1.179446           3,456
  01/01/2005 to 12/31/2005................................    1.179446        1.227729          34,305
BlackRock Large Cap Value Sub-Account (Class E)(9)
  05/01/2002** to 12/31/2002..............................    1.000000        0.792413           3,190
  01/01/2003 to 12/31/2003................................    0.792413        1.058109          36,493
  01/01/2004 to 12/31/2004................................    1.058109        1.182350         100,985
  01/01/2005 to 12/31/2005................................    1.182350        1.232309          98,023
FI Mid Cap Opportunities Sub-Account(4)
  05/01/2002** to 12/31/2002..............................    1.000000        0.810370          17,439
  01/01/2003 to 12/31/2003................................    0.810370        1.135448         115,232
  01/01/2004 to 04/30/2004................................    1.135448        1.125169         208,801
Harris Oakmark Focused Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    3.012237        3.268696           4,827
  01/01/2005 to 12/31/2005................................    3.268696        3.536291          30,229


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.40% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
Harris Oakmark Focused Value Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.508301        2.627971          57,009
  01/01/2002 to 12/31/2002................................    2.627971        2.358576         407,484
  01/01/2003 to 12/31/2003................................    2.358576        3.080534         657,276
  01/01/2004 to 12/31/2004................................    3.080534        3.334420         707,314
  01/01/2005 to 12/31/2005................................    3.334420        3.610866         598,855
FI Mid Cap Opportunities Sub-Account(3)
  (previously Janus Mid Cap Sub-Account)
  07/02/2001* to 12/31/2001...............................    1.878947        1.548648          10,059
  01/01/2002 to 12/31/2002................................    1.548648        1.081589          82,679
  01/01/2003 to 12/31/2003................................    1.081589        1.432146         106,543
  01/01/2004 to 12/31/2004................................    1.432146        1.649816         246,945
  01/01/2005 to 12/31/2005................................    1.649816        1.735349         227,738
MetLife Mid Cap Stock Index Sub-Account
  07/02/2001* to 12/31/2001...............................    1.050967        1.029828         223,464
  01/01/2002 to 12/31/2002................................    1.029828        0.862076         183,553
  01/01/2003 to 12/31/2003................................    0.862076        1.143803         551,005
  01/01/2004 to 12/31/2004................................    1.143803        1.305163         570,838
  01/01/2005 to 12/31/2005................................    1.305163        1.441786         528,167
Neuberger Berman Mid Cap Value Sub-Account
  07/02/2001* to 12/31/2001...............................    1.550889        1.500772           9,241
  01/01/2002 to 12/31/2002................................    1.500772        1.333202         170,229
  01/01/2003 to 12/31/2003................................    1.333202        1.790103         263,931
  01/01/2004 to 12/31/2004................................    1.790103        2.165156         276,099
  01/01/2005 to 12/31/2005................................    2.165156        2.389812         330,618
Franklin Templeton Small Cap Growth Sub-Account
  07/02/2001* to 12/31/2001...............................    0.953723        0.879717           1,538
  01/01/2002 to 12/31/2002................................    0.879717        0.624228         120,614
  01/01/2003 to 12/31/2003................................    0.624228        0.890113         234,024
  01/01/2004 to 12/31/2004................................    0.890113        0.975547         244,173
  01/01/2005 to 12/31/2005................................    0.975547        1.004265         242,653
Loomis Sayles Small Cap Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.341850        2.653593             200
  01/01/2005 to 12/31/2005................................    2.653539        2.791516           4,492
Loomis Sayles Small Cap Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.374519        2.246929           5,907
  01/01/2002 to 12/31/2002................................    2.246929        1.736142          36,115
  01/01/2003 to 12/31/2003................................    1.736142        2.333159         109,120
  01/01/2004 to 12/31/2004................................    2.333159        2.673476         143,530
  01/01/2005 to 12/31/2005................................    2.673476        2.814931         130,911
Russell 2000 Index Sub-Account
  07/02/2001* to 12/31/2001...............................    1.218212        1.184509           9,068
  01/01/2002 to 12/31/2002................................    1.184509        0.927217          82,611
  01/01/2003 to 12/31/2003................................    0.927217        1.332307         370,220
  01/01/2004 to 12/31/2004................................    1.332307        1.542362         433,301
  01/01/2005 to 12/31/2005................................    1.542362        1.586386         438,968
BlackRock Strategic Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    1.611130        1.812573           8,779
  01/01/2005 to 12/31/2005................................    1.812573        1.857330          63,127


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.40% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
BlackRock Strategic Value Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    1.428743        1.398010          79,337
  01/01/2002 to 12/31/2002................................    1.398010        1.082359         549,921
  01/01/2003 to 12/31/2003................................    1.082359        1.600054         897,467
  01/01/2004 to 12/31/2004................................    1.600054        1.817044         991,746
  01/01/2005 to 12/31/2005................................    1.817044        1.862746         901,998
Morgan Stanley EAFE Index Sub-Account
  07/02/2001* to 12/31/2001...............................    0.944611        0.851503          21,894
  01/01/2002 to 12/31/2002................................    0.851503        0.698933         299,954
  01/01/2003 to 12/31/2003................................    0.698933        0.945612         422,833
  01/01/2004 to 12/31/2004................................    0.945612        1.112130         521,668
  01/01/2005 to 12/31/2005................................    1.112130        1.238540         487,200
FI International Stock Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    1.181986        1.350228          54,651
  01/01/2005 to 12/31/2005................................    1.350228        1.565675         195,256
FI International Stock Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    1.254650        1.146238          84,642
  01/01/2002 to 12/31/2002................................    1.146238        0.931094         191,102
  01/01/2003 to 12/31/2003................................    0.931094        1.174289         386,520
  01/01/2004 to 12/31/2004................................    1.174289        1.366522         352,767
  01/01/2005 to 12/31/2005................................    1.366522        1.587452         299,674
BlackRock Diversified Sub-Account (Class B)
  05/01/2004** to 12/31/2004..............................   35.331647       38.120554              --
  01/01/2005 to 12/31/2005................................   38.120554       38.651758              --
BlackRock Aggressive Growth Sub-Account (Class B)
  05/01/2004** to 12/31/2004..............................   33.567147       37.215656             753
  01/01/2005 to 12/31/2005................................   37.215656       40.528355             450
Oppenheimer Global Equity Sub-Account
  05/01/2004** to 12/31/2004..............................   12.752805       14.710742              72
  01/01/2005 to 12/31/2005................................   14.710742       16.824885             772
T. Rowe Price Large Cap Growth Sub-Account
  05/01/2004** to 12/31/2004..............................    1.116697        1.210073          47,316
  01/01/2005 to 12/31/2005................................    1.210073        1.268802         140,834
T. Rowe Price Small Cap Growth Sub-Account
  05/01/2004** to 12/31/2004..............................    1.238152        1.320013           6,538
  01/01/2005 to 12/31/2005................................    1.320013        1.441195          32,532
Lord Abbett Bond Debenture Sub-Account
  07/02/2001* to 12/31/2001...............................    1.363175        1.370828              --
  01/01/2002 to 12/31/2002................................    1.370828        1.344021          98,324
  01/01/2003 to 12/31/2003................................    1.344021        1.579261         282,645
  01/01/2004 to 12/31/2004................................    1.579261        1.684424         348,733
  01/01/2005 to 12/31/2005................................    1.684424        1.685876         470,290
PIMCO Total Return Sub-Account
  07/02/2001* to 12/31/2001...............................    1.007576        1.053729         194,398
  01/01/2002 to 12/31/2002................................    1.053729        1.135650       1,187,935
  01/01/2003 to 12/31/2003................................    1.135650        1.168086       2,538,171
  01/01/2004 to 12/31/2004................................    1.168086        1.209173       2,548,866
  01/01/2005 to 12/31/2005................................    1.209173        1.219208       2,424,090


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.40% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
Janus Aggressive Growth Sub-Account(5)
  (previously Janus Growth Sub-Account)
  07/02/2001* to 12/31/2001...............................    0.951729        0.774690          20,766
  01/01/2002 to 12/31/2002................................    0.774690        0.528474         217,421
  01/01/2003 to 12/31/2003................................    0.528474        0.676985         261,235
  01/01/2004 to 12/31/2004................................    0.676985        0.723893         202,516
  01/01/2005 to 12/31/2005................................    0.723893        0.810771         227,709
Lazard Mid-Cap Sub-Account(11)
  (formerly Met/AIM Mid Cap Core Equity Sub-Account)
  05/01/2002** to 12/31/2002..............................    1.139697        0.966597           6,516
  01/01/2003 to 12/31/2003................................    0.966597        1.202647          88,459
  01/01/2004 to 12/31/2004................................    1.202647        1.356678         186,066
  01/01/2005 to 12/31/2005................................    1.356678        1.445684         232,057
T. Rowe Price Mid Cap Growth Sub-Account
  07/02/2001* to 12/31/2001...............................    0.930955        0.823724           1,317
  01/01/2002 to 12/31/2002................................    0.823724        0.454554          49,482
  01/01/2003 to 12/31/2003................................    0.454554        0.612473         348,218
  01/01/2004 to 12/31/2004................................    0.612473        0.711580         352,341
  01/01/2005 to 12/31/2005................................    0.711580        0.804354         423,789
Met/AIM Small Cap Growth Sub-Account
  05/01/2002** to 12/31/2002..............................    1.122185        0.847289          34,333
  01/01/2003 to 12/31/2003................................    0.847289        1.160234         233,535
  01/01/2004 to 12/31/2004................................    1.160234        1.217653         303,779
  01/01/2005 to 12/31/2005................................    1.217653        1.300025         229,385
RCM Global Technology Sub-Account
  07/02/2001* to 12/31/2001...............................    0.757892        0.609392           3,655
  01/01/2002 to 12/31/2002................................    0.609392        0.296061          37,645
  01/01/2003 to 12/31/2003................................    0.296061        0.460017         167,704
  01/01/2004 to 12/31/2004................................    0.460017        0.434044         283,676
  01/01/2005 to 12/31/2005................................    0.434044        0.475176         264,985
Harris Oakmark International Sub-Account (Class B)(6)
  05/01/2003** to 12/31/2003..............................    0.875120        1.175443         122,050
  01/01/2004 to 12/31/2004................................    1.175443        1.396950         197,750
  01/01/2005 to 12/31/2005................................    1.396950        1.573705         233,162
Harris Oakmark International Sub-Account (Class E)(7)
  05/01/2002** to 12/31/2002..............................    1.059613        0.883783           2,226
  01/01/2003 to 12/31/2003................................    0.883783        1.177842          74,852
  01/01/2004 to 12/31/2004................................    1.177842        1.401707         103,024
  01/01/2005 to 12/31/2005................................    1.401707        1.579576         188,989
MFS Research International Sub-Account
  07/02/2001* to 12/31/2001...............................    0.926602        0.847843           8,799
  01/01/2002 to 12/31/2002................................    0.847843        0.737386         106,045
  01/01/2003 to 12/31/2003................................    0.737386        0.960144         220,241
  01/01/2004 to 12/31/2004................................    0.960144        1.131947         197,420
  01/01/2005 to 12/31/2005................................    1.131947        1.299569         277,267
Neuberger Berman Berman Real Estate Sub-Account
  05/01/2004** to 12/31/2004..............................    9.998849       12.833645           6,184
  01/01/2005 to 12/31/2005................................   12.833645       14.337160          20,833
MetLife Conservative Allocation Portfolio
  05/01/2005** to 12/31/2005..............................    9.998849       10.299739              --
MetLife Conservative to Moderate Allocation Portfolio
  05/01/2005** to 12/31/2005..............................    9.998849       10.517665              --


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.40% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
MetLife Moderate Allocation Portfolio
  05/01/2005** to 12/31/2005..............................    9.998849       10.748464           9,839
MetLife Moderate to Aggressive Allocation Portfolio
  05/01/2005** to 12/31/2005..............................    9.998849       10.974321          21,756
MetLife Aggressive Portfolio
  05/01/2005** to 12/31/2005..............................    9.998849       11.150576              --

                                                                            1.65% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
American Funds Growth Sub-Account
  07/02/2001* to 12/31/2001...............................   12.432061       10.980001          16,988
  01/01/2002 to 12/31/2002................................   10.980001        8.158972         128,625
  01/01/2003 to 12/31/2003................................    8.158972       10.979584         227,255
  01/01/2004 to 12/31/2004................................   10.979584       12.149050         273,335
  01/01/2005 to 12/31/2005................................   12.149050       13.885866         276,823
American Funds Growth-Income Sub-Account
  07/02/2001* to 12/31/2001...............................    8.424689        8.166857           9,169
  01/01/2002 to 12/31/2002................................    8.166857        6.559523         108,984
  01/01/2003 to 12/31/2003................................    6.559523        8.544503         255,290
  01/01/2004 to 12/31/2004................................    8.544503        9.276225         273,228
  01/01/2005 to 12/31/2005................................    9.276225        9.657033         296,153
American Funds Global Small Capitalization Sub-Account
  07/02/2001* to 12/31/2001...............................    1.456272        1.342581          15,917
  01/01/2002 to 12/31/2002................................    1.342581        1.068990         202,341
  01/01/2003 to 12/31/2003................................    1.068990        1.614374         325,669
  01/01/2004 to 12/31/2004................................    1.614374        1.919465         357,067
  01/01/2005 to 12/31/2005................................    1.919465        2.366832         388,520


------------
  * Date on which the Contract first became available.

 (1) Previously, the Balanced Subaccount. On April 30, 2004, the Balanced Portfolio merged into the MFS Total Return Portfolio.

 (2) Previously, the MFS Research Managers Subaccount. On April 30, 2004, the MFS Research Managers Portfolio merged into the MFS Investors Trust Portfolio.

 (3) Previously, the Janus Mid Cap Subaccount. On April 30, 2004, the FI Mid Cap Opportunities Portfolio merged into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio. Information shown for the FI Mid Cap Opportunities Subaccount (formerly the Janus Mid Cap Subaccount) reflects the unit value history of the Janus Mid Cap Subaccount through the date of the merger.

 (4) Previously, the FI Mid Cap Opportunities Subaccount. On April 30, 2004, the FI Mid Cap Opportunities Portfolio merged into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio.

 (5) Previously, the Janus Growth Subaccount. On April 28, 2003, the Janus Growth Portfolio merged into the Janus Aggressive Growth Portfolio. Information shown for the Janus Aggressive Growth Subaccount is based on the May 1, 2001 inception date of the Janus Growth Subaccount and reflects the accumulation unit value history of the Janus Growth Subaccount through the date of the merger.

 (6) The Harris Oakmark International Portfolio Class B shares are only available under Contracts issued on or after May 1, 2003.

 (7) The Harris Oakmark International Portfolio Class E shares are only available under Contracts issued prior to May 1, 2003.

 (8) The Western Asset Management U.S. Government, Western Asset Management Strategic Bond Opportunities, BlackRock Large Cap Value, Davis Venture Value, FI Value Leaders, Harris Oakmark Large Cap Value, Harris Oakmark Focused Value, MFS Investors Trust, BlackRock Strategic Value, FI International Stock, BlackRock Legacy Large Cap Growth, Jennison Growth and Loomis Sayles Small Cap Portfolios Class B shares are only available under Contracts issued on or after May 1, 2004.



 (9) The Western Asset Management U.S. Government, Western Asset Management Strategic Bond Opportunities, BlackRock Large Cap Value, Davis Venture Value, FI Value Leaders, Harris Oakmark Large Cap Value, Harris Oakmark Focused Value, MFS Investors Trust, BlackRock Strategic Value, FI International Stock, BlackRock Legacy Large Cap Growth, Jennison Growth and Loomis Sayles Small Cap Portfolios Class E shares are only available under Contracts issued prior to May 1, 2004.



(10) Effective May 1, 2006, Salomon Brothers U.S. Government Sub-Account changed its name to Western Asset Management U.S. Government Sub-Account, Salomon Brothers Strategic Bond Opportunities Sub-Account changed its name to Western Asset Management Strategic Bond Opportunities Sub-Account and Western Asset Management Company replaced Salomon Brothers Asset Management as Subadvisor.



(11) Effective December 19, 2005, MET/AIM Mid-Cap Core Equity Sub-Account changed its name to Lazard Mid-Cap Sub-Account and on December 19, 2005, Lazard Asset Investment LLC replaced AIM Capital Management, Inc. as Subadvisor.



(12) On or about April 29, 2005, the Met/Putnam Voyager Portfolio that had been offered as an Eligible Fund up through that date, merged with and into the Jennison Growth Portfolio.

                            ACCUMULATION UNIT VALUES
           (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGH THE PERIOD)

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                        CONDENSED FINANCIAL INFORMATION




                                                                   1.45% VARIABLE ACCOUNT CHARGE
                                                               (AVAILABLE ON AND AFTER MAY 1, 2003)
                                                         -------------------------------------------------
                                                                                              NUMBER OF
                                                           ACCUMULATION                      ACCUMULATION
                                                            UNIT VALUE      ACCUMULATION        UNITS
                                                           AT BEGINNING     UNIT VALUE AT   OUTSTANDING AT
                                                            OF PERIOD       END OF PERIOD   END OF PERIOD
                                                         ----------------   -------------   --------------
American Forerunner -- 1.45
BlackRock Money Market Sub-Account (Class B)
  01/01/2003** to 12/31/2003...........................      2.201294          2.181647          588,176
  01/01/2004 to 12/31/2004.............................      2.181647          2.165940        1,081,808
  01/01/2005 to 12/31/2005.............................      2.165940          2.191132        1,290,686
Lehman Brothers Aggregate Bond Index Sub-Account
  01/01/2003** to 12/31/2003...........................      1.221309          1.244426          831,124
  01/01/2004 to 12/31/2004.............................      1.244426          1.273611        2,078,402
  01/01/2005 to 12/31/2005.............................      1.273611          1.278586        3,494,301
Western Asset Management Strategic Bond Opportunities
  Sub-Account (Class B)(8)(10) (formerly Salomon
  Brothers Strategic Bond Opportunities Sub-Account
  (Class B))
  05/01/2004** to 12/31/2004...........................      1.856901          1.967911          492,276
  01/01/2005 to 12/31/2005.............................      1.967911          1.989347        1,725,497
Western Asset Management Strategic Bond Opportunities
  Sub-Account (Class E)(9)(10) (formerly Salomon
  Brothers Strategic Bond Opportunities Sub-Account
  (Class E))
  01/01/2003** to 12/31/2003...........................      1.706369          1.891974        1,049,643
  01/01/2004 to 12/31/2004.............................      1.891974          1.985439        2,244,541
  01/01/2005 to 12/31/2005.............................      1.985439          2.009228        2,186,113
Western Asset Management U.S. Government Sub-Account
  (Class B)(8)(10) (formerly Salomon Brothers U.S.
  Government Sub-Account (Class B))
  05/01/2004** to 12/31/2004...........................      1.534818          1.570890          958,888
  01/01/2005 to 12/31/2005.............................      1.570890          1.569873        2,335,109
Western Asset Management U.S. Government Sub-Account
  (Class E)(9)(10) (formerly Salomon Brothers U.S.
  Government Sub-Account (Class E))
  01/01/2003** to 12/31/2003...........................      1.561708          1.563055          892,208
  01/01/2004 to 12/31/2004.............................      1.563055          1.583709        1,611,308
  01/01/2005 to 12/31/2005.............................      1.583709          1.585629        1,538,248
BlackRock Bond Income Sub-Account (Class B)
  01/01/2003** to 12/31/2003...........................      4.153850          4.322625          349,469
  01/01/2004 to 12/31/2004.............................      4.322625          4.437981        1,192,970
  01/01/2005 to 12/31/2005.............................      4.437981          4.468514        1,657,805
MFS Total Return Sub-Account(1) (previously Balanced
  Sub-Account)
  01/01/2003** to 12/31/2003...........................      1.247335          1.470726          420,632
  01/01/2004 to 04/30/2004.............................      1.470726          1.457644          746,550
MFS Total Return Sub-Account
  05/01/2004** to 12/31/2004...........................      3.645377          3.962474            5,466
  01/01/2005 to 12/31/2005.............................      3.962474          4.016932          893,393
BlackRock Legacy Large Cap Growth Sub-Account (Class
  B)(8)
  05/01/2004** to 12/31/2004...........................      2.308436          2.528615           88,821
  01/01/2005 to 12/31/2005.............................      2.528615          2.660633          177,678

                                                                   1.45% VARIABLE ACCOUNT CHARGE
                                                               (AVAILABLE ON AND AFTER MAY 1, 2003)
                                                         -------------------------------------------------
                                                                                              NUMBER OF
                                                           ACCUMULATION                      ACCUMULATION
                                                            UNIT VALUE      ACCUMULATION        UNITS
                                                           AT BEGINNING     UNIT VALUE AT   OUTSTANDING AT
                                                            OF PERIOD       END OF PERIOD   END OF PERIOD
                                                         ----------------   -------------   --------------
BlackRock Legacy Large Cap Growth Sub-Account (Class
  E)(9)
  01/01/2003** to 12/31/2003...........................      1.789982          2.380083          360,586
  01/01/2004 to 12/31/2004.............................      2.380083          2.547627          646,165
  01/01/2005 to 12/31/2005.............................      2.547627          2.683096          582,743
Davis Venture Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004...........................      2.843555          3.059403        1,075,169
  01/01/2005 to 12/31/2005.............................      3.059403          3.316902        3,087,854
Davis Venture Value Sub-Account (Class E)(9)
  01/01/2003** to 12/31/2003...........................      2.167576          2.793015        1,013,251
  01/01/2004 to 12/31/2004.............................      2.793015          3.086927        2,470,166
  01/01/2005 to 12/31/2005.............................      3.086927          3.351013        2,509,057
FI Value Leaders Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004...........................      2.288597          2.580629           43,054
  01/01/2005 to 12/31/2005.............................      2.580629          2.808915          150,322
FI Value Leaders Sub-Account (Class E)(9)
  01/01/2003** to 12/31/2003...........................      1.862607          2.326735           65,915
  01/01/2004 to 12/31/2004.............................      2.326735          2.604158          107,931
  01/01/2005 to 12/31/2005.............................      2.604158          2.837001          116,414
Harris Oakmark Large Cap Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004...........................      1.210121          1.305453          867,956
  01/01/2005 to 12/31/2005.............................      1.305453          1.265477        1,991,877
Harris Oakmark Large Cap Value Sub-Account (Class E)(9)
  01/01/2003** to 12/31/2003...........................      0.969147          1.197248          675,815
  01/01/2004 to 12/31/2004.............................      1.197248          1.313196        1,548,748
  01/01/2005 to 12/31/2005.............................      1.313196          1.274379        1,453,395
MetLife Stock Index Sub-Account
  01/01/2003** to 12/31/2003...........................      2.663010          3.356265          280,055
  01/01/2004 to 12/31/2004.............................      3.356265          3.647836          750,148
  01/01/2005 to 12/31/2005.............................      3.647836          3.752799          841,606
MFS Investors Trust Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004...........................      7.671145          8.500928            1,000
  01/01/2005 to 12/31/2005.............................      8.500928          8.957184            4,041
MFS Investors Trust Sub-Account (Class E)(9)
  01/01/2003** to 12/31/2003...........................      0.651213          0.779841          117,844
  01/01/2004 to 12/31/2004.............................      0.779841          0.855266          321,671
  01/01/2005 to 12/31/2005.............................      0.855266          0.902957          300,068
MFS Investors Trust Sub-Account(2) (previously MFS
  Research Managers Sub-Account)
  01/01/2003** to 12/31/2003...........................      0.653545          0.798203          107,751
  01/01/2004 to 04/30/2004.............................      0.798203          0.812518          139,304
Jennison Growth Sub-Account (Class B)
  05/01/2005** to 12/31/2005...........................      0.405896          0.487402           74,616
Jennison Growth Sub-Account (Class E)
  05/01/2005** to 12/31/2005...........................      0.406174          0.488443          241,296
Jennison Growth Sub-Account (Class B)(8)(12)
  (previously Met/ Putnam Voyager Sub-Account (Class
  B))
  05/01/2004** to 12/31/2004...........................      0.421725          0.440116           14,584
  01/01/2005 to 12/31/2005.............................      0.405896          0.487402           74,616
Jennison Growth Sub-Account (Class E)(9)(12)
  (previously Met/ Putnam Voyager Sub-Account (Class
  E))
  01/01/2003** to 12/31/2003...........................      0.344376          0.426653          159,748
  01/01/2004 to 12/31/2004.............................      0.426653          0.440119          233,843
  01/01/2005 to 12/31/2005.............................      0.406174          0.488443          241,296

                                                                   1.45% VARIABLE ACCOUNT CHARGE
                                                               (AVAILABLE ON AND AFTER MAY 1, 2003)
                                                         -------------------------------------------------
                                                                                              NUMBER OF
                                                           ACCUMULATION                      ACCUMULATION
                                                            UNIT VALUE      ACCUMULATION        UNITS
                                                           AT BEGINNING     UNIT VALUE AT   OUTSTANDING AT
                                                            OF PERIOD       END OF PERIOD   END OF PERIOD
                                                         ----------------   -------------   --------------
BlackRock Investment Trust Sub-Account (Class B)
  01/01/2003** to 12/31/2003...........................      4.654534          5.959547           32,870
  01/01/2004 to 12/31/2004.............................      5.959547          6.496004           80,772
  01/01/2004 to 12/31/2005.............................      6.496004          6.615113           93,532
BlackRock Large Cap Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004...........................      1.068057          1.177872          282,255
  01/01/2005 to 12/31/2005.............................      1.177872          1.225479          493,055
BlackRock Large Cap Value Sub-Account (Class E)(9)
  01/01/2003** to 12/31/2003...........................      0.792143          1.057210          141,369
  01/01/2004 to 12/31/2004.............................      1.057210          1.180754          413,570
  01/01/2005 to 12/31/2005.............................      1.180754          1.230032          385,547
FI Mid Cap Opportunities Sub-Account(4)
  01/01/2003** to 12/31/2003...........................      0.810093          1.134487          166,188
  01/01/2004 to 04/30/2004.............................      1.134487          1.124032          311,182
Harris Oakmark Focused Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004...........................      2.995692          3.249665          623,081
  01/01/2005 to 12/31/2005.............................      3.249665          3.513950        1,637,522
Harris Oakmark Focused Value Sub-Account (Class E)(9)
  01/01/2003** to 12/31/2003...........................      2.347167          3.064101        1,008,302
  01/01/2004 to 12/31/2004.............................      3.064101          3.314970        2,238,370
  01/01/2005 to 12/31/2005.............................      3.314970          3.588015        2,118,457
FI Mid Cap Opportunities Sub-Account(3) (previously
  Janus Mid Cap Sub-Account)
  01/01/2003** to 12/31/2003...........................      1.078416          1.427230          128,598
  01/01/2004 to 12/31/2004.............................      1.427230          1.643328          503,079
  01/01/2005 to 12/31/2005.............................      1.643328          1.727663          546,390
MetLife Mid Cap Stock Index Sub-Account
  01/01/2003** to 12/31/2003...........................      0.861006          1.141814          449,810
  01/01/2004 to 12/31/2004.............................      1.141814          1.302240        1,349,973
  01/01/2005 to 12/31/2005.............................      1.302240          1.437840        1,680,432
Neuberger Berman Mid Cap Value Sub-Account
  01/01/2003** to 12/31/2003...........................      1.330422          1.785481          144,438
  01/01/2004 to 12/31/2004.............................      1.785481          2.158483          853,984
  01/01/2005 to 12/31/2005.............................      2.158483          2.381260        1,937,452
Franklin Templeton Small Cap Growth Sub-Account
  01/01/2003** to 12/31/2003...........................      0.623692          0.888912          289,136
  01/01/2004 to 12/31/2004.............................      0.888912          0.973743        1,011,488
  01/01/2005 to 12/31/2005.............................      0.973473          1.001908        1,210,426
Loomis Sayles Small Cap Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004...........................      2.330155          2.639467          186,451
  01/01/2005 to 12/31/2005.............................      2.639467          2.775271          556,793
Loomis Sayles Small Cap Sub-Account (Class E)(9)
  01/01/2003** to 12/31/2003...........................      1.728611          2.321876          271,700
  01/01/2004 to 12/31/2004.............................      2.321876          2.659214          463,290
  01/01/2005 to 12/31/2005.............................      2.659214          2.798519          480,785
Russell 2000 Index Sub-Account
  01/01/2003** to 12/31/2003...........................      0.925275          1.328844          567,797
  01/01/2004 to 12/31/2004.............................      1.328844          1.537582        1,290,069
  01/01/2005 to 12/31/2005.............................      1.537582          1.580682        1,570,284
BlackRock Strategic Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004...........................      1.608047          1.808505          850,913
  01/01/2005 to 12/31/2005.............................      1.808505          1.852238        1,736,483

                                                                   1.45% VARIABLE ACCOUNT CHARGE
                                                               (AVAILABLE ON AND AFTER MAY 1, 2003)
                                                         -------------------------------------------------
                                                                                              NUMBER OF
                                                           ACCUMULATION                      ACCUMULATION
                                                            UNIT VALUE      ACCUMULATION        UNITS
                                                           AT BEGINNING     UNIT VALUE AT   OUTSTANDING AT
                                                            OF PERIOD       END OF PERIOD   END OF PERIOD
                                                         ----------------   -------------   --------------
BlackRock Strategic Value Sub-Account (Class E)(9)
  01/01/2003** to 12/31/2003...........................      1.080993          1.617970          997,945
  01/01/2004 to 12/31/2004.............................      1.617970          1.836470        2,212,853
  01/01/2005 to 12/31/2005.............................      1.836470          1.881722        2,081,295
Morgan Stanley EAFE Index Sub-Account
  01/01/2003** to 12/31/2003...........................      0.697528          0.943244          448,521
  01/01/2004 to 12/31/2004.............................      0.943244          1.108790        1,319,462
  01/01/2005 to 12/31/2005.............................      1.108790          1.234205        1,638,697
FI International Stock Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004...........................      1.174316          1.341022          207,260
  01/01/2005 to 12/31/2005.............................      1.341022          1.554225          550,772
FI International Stock Sub-Account (Class E)(9)
  01/01/2003** to 12/31/2003...........................      0.925665          1.166856          463,974
  01/01/2004 to 12/31/2004.............................      1.166856          1.357192          608,112
  01/01/2005 to 12/31/2005.............................      1.357192          1.575828          567,468
BlackRock Diversified Sub-Account (Class B)
  05/01/2004** to 12/31/2004...........................     35.018069         37.769701            1,549
  01/01/2005 to 12/31/2005.............................     37.769701         38.276926            9,884
BlackRock Aggressive Growth Sub-Account (Class B)
  05/01/2004** to 12/31/2004...........................     33.299262         36.906414            2,810
  01/01/2005 to 12/31/2005.............................     36.906414         40.171558            6,374
Oppenheimer Global Equity Sub-Account
  05/01/2004** to 12/31/2004...........................     12.707150         14.653220            4,214
  01/01/2005 to 12/31/2005.............................     14.653220         16.750746           26,991
T. Rowe Price Large Cap Growth Sub-Account
  05/01/2004** to 12/31/2004...........................      1.113637          1.206357          411,092
  01/01/2005 to 12/31/2005.............................      1.206357          1.264276        1,204,510
T.Rowe Price Small Cap Growth Sub-Account
  05/01/2004** to 12/31/2004...........................      1.233717          1.314848           60,296
  01/01/2005 to 12/31/2005.............................      1.314848          1.434841          388,621
Lord Abbett Bond Debenture Sub-Account
  01/01/2003** to 12/31/2003...........................      1.351684          1.587476          749,060
  01/01/2004 to 12/31/2004.............................      1.587476          1.692338        2,634,228
  01/01/2005 to 12/31/2005.............................      1.692338          1.692952        3,725,393
PIMCO Total Return Sub-Account
  01/01/2003** to 12/31/2003...........................      1.134583          1.166403        2,588,733
  01/01/2004 to 12/31/2004.............................      1.166403          1.206825        7,383,838
  01/01/2005 to 12/31/2005.............................      1.206825          1.216235       11,523,820
Janus Aggressive Growth Sub-Account(5) (previously
  Janus Growth Sub-Account)
  01/01/2003** to 12/31/2003...........................      0.528032          0.676043          112,568
  01/01/2004 to 12/31/2004.............................      0.676043          0.722524          307,447
  01/01/2005 to 12/31/2005.............................      0.722524          0.808835          481,283
Lazard Mid-Cap Sub-Account(11) (formerly Met/AIM Mid
  Cap Core Equity Sub-Account)
  01/01/2003** to 12/31/2003...........................      0.965995          1.201297          163,329
  01/01/2004 to 12/31/2004.............................      1.201297          1.354476          548,426
  01/01/2005 to 12/31/2005.............................      1.354476          1.442618          710,203
T. Rowe Price Mid Cap Growth Sub-Account
  01/01/2003** to 12/31/2003...........................      0.454161          0.611635          499,074
  01/01/2004 to 12/31/2004.............................      0.611635          0.710250        2,971,928
  01/01/2005 to 12/31/2005.............................      0.710250          0.802451        4,053,101

                                                                   1.45% VARIABLE ACCOUNT CHARGE
                                                               (AVAILABLE ON AND AFTER MAY 1, 2003)
                                                         -------------------------------------------------
                                                                                              NUMBER OF
                                                           ACCUMULATION                      ACCUMULATION
                                                            UNIT VALUE      ACCUMULATION        UNITS
                                                           AT BEGINNING     UNIT VALUE AT   OUTSTANDING AT
                                                            OF PERIOD       END OF PERIOD   END OF PERIOD
                                                         ----------------   -------------   --------------
Met/AIM Small Cap Growth Sub-Account
  01/01/2003** to 12/31/2003...........................      0.846774          1.158960          110,103
  01/01/2004 to 12/31/2004.............................      1.158960          1.215706          287,164
  01/01/2005 to 12/31/2005.............................      1.215706          1.297300          337,119
RCM Global Technology Sub-Account
  01/01/2002** to 12/31/2002...........................      0.609113          0.295777
  01/01/2003 to 12/31/2003.............................      0.295777          0.464083          742,655
  01/01/2004 to 12/31/2004.............................      0.464083          0.437661        1,262,601
  01/01/2005 to 12/31/2005.............................      0.437661          0.478898        1,240,390
Harris Oakmark International Sub-Account (Class B)(6)
  05/01/2003** to 12/31/2003...........................      0.874438          1.174138          354,194
  01/01/2004 to 12/31/2004.............................      1.174138          1.394699        1,794,947
  01/01/2005 to 12/31/2005.............................      1.394699          1.570386        3,501,079
MFS Research International Sub-Account
  01/01/2003** to 12/31/2003...........................      0.728277          0.947848          285,128
  01/01/2004 to 12/31/2004.............................      0.947848          1.116891          892,029
  01/01/2005 to 12/31/2005.............................      1.116891          1.281644        1,266,548
Neuberger Berman Berman Real Estate Sub-Account
  05/01/2004** to 12/31/2004...........................      9.998808         12.829343           99,217
  01/01/2005 to 12/31/2005.............................     12.829343         14.325212          275,907
MetLife Conservative Allocation Portfolio
  05/01/2005** to 12/31/2005...........................      9.998808         10.296283            6,307
MetLife Conservative to Moderate Allocation Portfolio
  05/01/2005** to 12/31/2005...........................      9.998808         10.514136           73,210
MetLife Moderate Allocation Portfolio
  05/01/2005** to 12/31/2005...........................      9.998808         10.744858          218,867
MetLife Moderate to Aggressive Allocation Portfolio
  05/01/2005** to 12/31/2005...........................      9.998808         10.970640          258,154
MetLife Aggressive Portfolio
  05/01/2005** to 12/31/2005...........................      9.998808         11.146837            7,138
                                                                   1.70% VARIABLE ACCOUNT CHARGE
                                                               (AVAILABLE ON AND AFTER MAY 1, 2003)
                                                         -------------------------------------------------
American Funds Growth Sub-Account
  05/01/2003** to 12/31/2003...........................      8.727819         10.871528          400,545
  01/01/2004 to 12/31/2004.............................     10.871528         12.023456        1,223,281
  01/01/2005 to 12/31/2005.............................     12.023456         13.735471        1,741,977
American Funds Growth-Income Sub-Account
  05/01/2003** to 12/31/2003...........................      6.765662          8.460555          507,933
  01/01/2004 to 12/31/2004.............................      8.460555          9.180484        1,248,923
  01/01/2005 to 12/31/2005.............................      9.180484          9.552598        1,628,151
American Funds Global Small Capitalization Sub-Account
  05/01/2003** to 12/31/2003...........................      1.101833          1.609753          399,819
  01/01/2004 to 12/31/2004.............................      1.609753          1.913012        1,411,315
  01/01/2005 to 12/31/2005.............................      1.913012          2.357699        2,343,635


---------------
 (1) Previously, the Balanced Subaccount. On April 30, 2004, the Balanced Portfolio merged into the MFS Total Return Portfolio.

 (2) Previously, the MFS Research Managers Subaccount. On April 30, 2004, the MFS Research Managers Portfolio merged into the MFS Investors Trust Portfolio.

 (3) Previously, the Janus Mid Cap Subaccount. On April 30, 2004, the FI Mid Cap Opportunities Portfolio merged into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio. Information shown for the FI Mid Cap Opportunities Subaccount (formerly the Janus Mid Cap Subaccount) reflects the unit value history of the Janus Mid Cap Subaccount through the date of the merger.

 (4) Previously, the FI Mid Cap Opportunities Subaccount. On April 30, 2004, the FI Mid Cap Opportunities Portfolio merged into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio.

 (5) Previously, the Janus Growth Subaccount. On April 28, 2003, the Janus Growth Portfolio merged into the Janus Aggressive Growth Portfolio. Information shown for the Janus Aggressive Growth Subaccount is based on the May 1, 2001 inception date of the Janus Growth Subaccount and reflects the accumulation unit value history of the Janus Growth Subaccount through the date of the merger.

 (6) The Harris Oakmark International Portfolio Class B shares are only available under Contracts issued on or after May 1, 2003.

 (7) The Harris Oakmark International Portfolio Class E shares are only available under Contracts issued prior to May 1, 2003.


 (8) The Western Asset Management U.S. Government, Western Asset Management Strategic Bond Opportunities, BlackRock Large Cap Value, Davis Venture Value, FI Value Leaders, Harris Oakmark Large Cap Value, Harris Oakmark Focused Value, MFS Investors Trust, BlackRock Strategic Value, FI International Stock, BlackRock Legacy Large Cap Growth, Jennison Growth and Loomis Sayles Small Cap Portfolios Class B shares are only available under Contracts issued on or after May 1, 2004.



 (9) The Western Asset Management U.S. Government, Western Asset Management Strategic Bond Opportunities, BlackRock Large Cap Value, Davis Venture Value, FI Value Leaders, Harris Oakmark Large Cap Value, Harris Oakmark Focused Value, MFS Investors Trust, BlackRock Strategic Value, FI International Stock, BlackRock Legacy Large Cap Growth, Jennison Growth and Loomis Sayles Small Cap Portfolios Class E shares are only available under Contracts issued prior to May 1, 2004.



(10) Effective May 1, 2006, Salomon Brothers U.S. Government Sub-Account changed its name to Western Asset Management U.S. Government Sub-Account, Salomon Brothers Strategic Bond Opportunities Sub-Account changed its name to Western Asset Management Strategic Bond Opportunities Sub-Account and Western Asset Management Company replaced Salomon Brothers Asset Management as Subadvisor.



(11) Effective December 19, 2005, MET/AIM Mid-Cap Core Equity Sub-Account changed its name to Lazard Mid-Cap Sub-Account and on December 19, 2005, Lazard Asset Investment LLC replaced AIM Capital Management, Inc. as Subadvisor.



(12) On or about April 29, 2005, the Met/Putnam Voyager Portfolio that had been offered as an Eligible Fund up through that date, merged with and into the Jennison Growth Portfolio.

                            ACCUMULATION UNIT VALUES
           (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGH THE PERIOD)

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                        CONDENSED FINANCIAL INFORMATION


                                                                    1.50% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
American Forerunner -- 1.50
BlackRock Money Market Sub-Account (Class B)
  07/02/2001* to 12/31/2001...............................    2.176424        2.187507         324,274
  01/01/2002 to 12/31/2002................................    2.187507        2.180026       1,244,380
  01/01/2003 to 12/31/2003................................    2.180026        2.159484       1,156,155
  01/01/2004 to 12/31/2004................................    2.159484        2.142861         961,402
  01/01/2005 to 12/31/2005................................    2.142861        2.166704       1,122,233
Lehman Brothers Aggregate Bond Index Sub-Account
  07/02/2001* to 12/31/2001...............................    1.094262        1.125213         138,917
  01/01/2002 to 12/31/2002................................    1.125213        1.218660         563,451
  01/01/2003 to 12/31/2003................................    1.218660        1.241099       1,159,329
  01/01/2004 to 12/31/2004................................    1.241099        1.269569       1,344,094
  01/01/2005 to 12/31/2005................................    1.269569        1.273892       1,484,719
Western Asset Management Strategic Bond Opportunities
  Sub-Account (Class B)(8)(10) (formerly Salomon Brothers
  Strategic Bond Opportunities Sub-Account (Class B))
  05/01/2004** to 12/31/2004..............................    1.848098        1.957932         154,913
  01/01/2005 to 12/31/2005................................    1.957932        1.978274         452,037
Western Asset Management Strategic Bond Opportunities
  Sub-Account (Class E)(9)(10) (formerly Salomon Brothers
  Strategic Bond Opportunities Sub-Account (Class E))
  07/02/2001* to 12/31/2001...............................    1.542500        1.577405         191,781
  01/01/2002 to 12/31/2002................................    1.577405        1.699410         532,430
  01/01/2003 to 12/31/2003................................    1.699410        1.883316       1,201,121
  01/01/2004 to 12/31/2004................................    1.883316        1.975363       1,377,461
  01/01/2005 to 12/31/2005................................    1.975363        1.998034       1,218,517
Western Asset Management U.S. Government Sub-Account
  (Class B)(8)(10) (formerly Salomon Brothers U.S.
  Government Sub-Account (Class B))
  05/01/2004** to 12/31/2004..............................    1.527541        1.562924         208,245
  01/01/2005 to 12/31/2005................................    1.562924        1.561134         587,526
Western Asset Management U.S. Government Sub-Account
  (Class E)(9)(10) (formerly Salomon Brothers U.S.
  Government Sub-Account (Class E))
  07/02/2001* to 12/31/2001...............................    1.424919        1.467007         381,965
  01/01/2002 to 12/31/2002................................    1.467007        1.555340       1,252,719
  01/01/2003 to 12/31/2003................................    1.555340        1.555910       1,725,027
  01/01/2004 to 12/31/2004................................    1.555910        1.575680       1,601,190
  01/01/2005 to 12/31/2005................................    1.575680        1.576803       1,459,605
BlackRock Bond Income Sub-Account (Class B)
  07/02/2001* to 12/31/2001...............................    3.727288        3.860039         225,528
  01/01/2002 to 12/31/2002................................    3.860039        4.113183         582,376
  01/01/2003 to 12/31/2003................................    4.113183        4.278163         884,002
  01/01/2004 to 12/31/2004................................    4.278163        4.390130       1,021,364
  01/01/2005 to 12/31/2005................................    4.390130        4.418130       1,041,389


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.50% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
MFS Total Return Sub-Account(1) (previously Balanced
  Sub-Account)
  07/02/2001* to 12/31/2001...............................    1.489198        1.461634          58,534
  01/01/2002 to 12/31/2002................................    1.461634        1.242258         298,841
  01/01/2003 to 12/31/2003................................    1.242258        1.464011         600,760
  01/01/2004 to 04/30/2004................................    1.464011        1.450750         640,572
MFS Total Return Sub-Account
  05/01/2004** to 12/31/2004..............................    3.614511        3.927621         579,574
  01/01/2005 to 12/31/2005................................    3.927621        3.979617         374,107
BlackRock Legacy Large Cap Growth Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.297490        2.515792          18,136
  01/01/2005 to 12/31/2005................................    2.515792        2.645822          40,745
BlackRock Legacy Large Cap Growth Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.969160        2.710625         332,685
  01/01/2002 to 12/31/2002................................    2.710625        1.782699         415,897
  01/01/2003 to 12/31/2003................................    1.782699        2.369215         648,081
  01/01/2004 to 12/31/2004................................    2.369215        2.534722         692,328
  01/01/2005 to 12/31/2005................................    2.534722        2.668175         577,553
Davis Venture Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.830075        3.043892         217,157
  01/01/2005 to 12/31/2005................................    3.043892        3.298442         588,242
Davis Venture Value Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.769260        2.626035         429,539
  01/01/2002 to 12/31/2002................................    2.626035        2.158768       1,057,579
  01/01/2003 to 12/31/2003................................    2.158768        2.780284       1,776,807
  01/01/2004 to 12/31/2004................................    2.780284        3.071317       1,936,388
  01/01/2005 to 12/31/2005................................    3.071317        3.332407       1,815,720
FI Value Leaders Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.276034        2.565613           6,905
  01/01/2005 to 12/31/2005................................    2.565613        2.791179          36,587
FI Value Leaders Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.577961        2.339294          45,616
  01/01/2002 to 12/31/2002................................    2.339294        1.853635         101,294
  01/01/2003 to 12/31/2003................................    1.853635        2.314366         143,730
  01/01/2004 to 12/31/2004................................    2.314366        2.589016         196,755
  01/01/2005 to 12/31/2005................................    2.589016        2.819100         180,215
Harris Oakmark Large Cap Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    1.206809        1.301449         220,558
  01/01/2005 to 12/31/2005................................    1.301449        1.260968         331,239
Harris Oakmark Large Cap Value Sub-Account (Class E)(9)
  05/01/2002** to 12/31/2002..............................    1.179929        0.967136         249,450
  01/01/2003 to 12/31/2003................................    0.967136        1.194167       1,007,194
  01/01/2004 to 12/31/2004................................    1.194167        1.309160       1,087,646
  01/01/2005 to 12/31/2005................................    1.309160        1.269829         899,883
MetLife Stock Index Sub-Account
  07/02/2001* to 12/31/2001...............................    3.744067        3.466792          56,920
  01/01/2002 to 12/31/2002................................    3.466792        2.646163         315,866
  01/01/2003 to 12/31/2003................................    2.646163        3.333363         556,570
  01/01/2004 to 12/31/2004................................    3.333363        3.621129         635,795
  01/01/2005 to 12/31/2005................................    3.621129        3.723466         672,106


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.50% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
MFS Investors Trust Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    7.651943        8.476841           6,064
  01/01/2005 to 12/31/2005................................    8.476841        8.927355          12,645
MFS Investors Trust Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    0.892852        0.827308          69,338
  01/01/2002 to 12/31/2002................................    0.827308        0.650024         209,693
  01/01/2003 to 12/31/2003................................    0.650024        0.778025         545,215
  01/01/2004 to 12/31/2004................................    0.778025        0.852847         972,831
  01/01/2005 to 12/31/2005................................    0.852847        0.899954         801,223
MFS Investors Trust Sub-Account(2) (previously MFS
  Research Managers Sub-Account)
  07/02/2001* to 12/31/2001...............................    0.974065        0.873709          35,218
  01/01/2002 to 12/31/2002................................    0.873709        0.652353         254,373
  01/01/2003 to 12/31/2003................................    0.652353        0.796346         380,102
  1/1/2004 to 04/30/2004..................................    0.796346        0.810495         380,811
Jennison Growth Sub-Account (Class B)
  05/01/2005** to 12/31/2005..............................    0.404881        0.486022          38,043
Jennison Growth Sub-Account (Class E)
  05/01/2005** to 12/31/2005..............................    0.405164        0.487067         335,756
Jennison Growth Sub-Account (Class B)(8)(12) (previously
  Met/ Putnam Voyager Sub-Account (Class B))
  05/01/2004** to 12/31/2004..............................    0.420880        0.439089          34,839
  01/01/2005 to 12/31/2005................................    0.404881        0.486022          38,043
Jennison Growth Sub-Account (Class E)(9)(12) (previously
  Met/ Putnam Voyager Sub-Account (Class E))
  07/02/2001* to 12/31/2001...............................    0.573810        0.491512          65,984
  01/01/2002 to 12/31/2002................................    0.491512        0.343921         287,464
  01/01/2003 to 12/31/2003................................    0.343921        0.425877         576,326
  01/01/2004 to 12/31/2004................................    0.425877        0.439098         467,041
  01/01/2005 to 12/31/2005................................    0.405164        0.487067         335,756
BlackRock Investment Trust Sub-Account (Class B)
  07/02/2001* to 12/31/2001...............................    6.952785        6.347384           6,420
  01/01/2002 to 12/31/2002................................    6.347384        4.609377          26,015
  01/01/2003 to 12/31/2003................................    4.609377        5.898786          63,892
  01/01/2004 to 12/31/2004................................    5.898786        6.426552          91,826
  01/01/2005 to 12/31/2005................................    6.426552        6.541126          83,065
BlackRock Large Cap Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    1.066985        1.176301         129,326
  01/01/2005 to 12/31/2005................................    1.176301        1.223235         190,855
BlackRock Large Cap Value Sub-Account (Class E)(9)
  05/01/2002** to 12/31/2002..............................    1.000000        0.791872          12,191
  01/01/2003 to 12/31/2003................................    0.791872        1.056317         262,962
  01/01/2004 to 12/31/2004................................    1.056317        1.179166         601,733
  01/01/2005 to 12/31/2005................................    1.179166        1.227765         566,403
FI Mid Cap Opportunities Sub-Account(4)
  05/01/2002** to 12/31/2002..............................    1.000000        0.809819          11,006
  01/01/2003 to 12/31/2003................................    0.809819        1.133534         167,196
  1/1/2004 to 04/30/2004..................................    1.133534        1.122903         220,307
Harris Oakmark Focused Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.979250        3.230759         111,252
  01/01/2005 to 12/31/2005................................    3.230759        3.491767         219,185


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.50% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
Harris Oakmark Focused Value Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.487876        2.605275         590,460
  01/01/2002 to 12/31/2002................................    2.605275        2.335866       1,289,841
  01/01/2003 to 12/31/2003................................    2.335866        3.047827       1,761,538
  01/01/2004 to 12/31/2004................................    3.047827        3.295711       1,907,611
  01/01/2005 to 12/31/2005................................    3.295711        3.565392       1,721,240
FI Mid Cap Opportunities Sub-Account(3) (previously Janus
  Mid Cap Sub-Account)
  07/02/2001* to 12/31/2001...............................    1.870817        1.541172          42,264
  01/01/2002 to 12/31/2002................................    1.541172        1.075284         155,536
  01/01/2003 to 12/31/2003................................    1.075284        1.422361         192,066
  01/01/2004 to 12/31/2004................................    1.422361        1.636902         440,269
  01/01/2005 to 12/31/2005................................    1.636902        1.720049         419,491
MetLife Mid Cap Stock Index Sub-Account
  07/02/2001* to 12/31/2001...............................    1.049924        1.028297          35,737
  01/01/2002 to 12/31/2002................................    1.028297        0.859924         181,927
  01/01/2003 to 12/31/2003................................    0.859924        1.139806         492,520
  01/01/2004 to 12/31/2004................................    1.139806        1.299299         690,995
  01/01/2005 to 12/31/2005................................    1.299299        1.433878         792,505
Neuberger Berman Mid Cap Value Sub-Account
  07/02/2001* to 12/31/2001...............................    1.546791        1.496064          16,557
  01/01/2002 to 12/31/2002................................    1.496064        1.327685         153,771
  01/01/2003 to 12/31/2003................................    1.327685        1.780927         375,475
  01/01/2004 to 12/31/2004................................    1.780927        2.151900         589,905
  01/01/2005 to 12/31/2005................................    2.151900        2.372814         885,931
Franklin Templeton Small Cap Growth Sub-Account
  07/02/2001* to 12/31/2001...............................    0.953560        0.879131         120,968
  01/01/2002 to 12/31/2002................................    0.879131        0.623174         325,762
  01/01/2003 to 12/31/2003................................    0.623174        0.887726         527,481
  01/01/2004 to 12/31/2004................................    0.887726        0.971956         726,261
  01/01/2005 to 12/31/2005................................    0.971956        0.999571         690,237
Loomis Sayles Small Cap Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.318528        2.625426          24,798
  01/01/2005 to 12/31/2005................................    2.625426        2.759133          97,154
Loomis Sayles Small Cap Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.357548        2.229758          97,823
  01/01/2002 to 12/31/2002................................    2.229758        1.721148         169,262
  01/01/2003 to 12/31/2003................................    1.721148        2.310693         270,331
  01/01/2004 to 12/31/2004................................    2.310693        2.645080         342,764
  01/01/2005 to 12/31/2005................................    2.645080        2.782258         326,235
Russell 2000 Index Sub-Account
  07/02/2001* to 12/31/2001...............................    1.214991        1.180793          41,596
  01/01/2002 to 12/31/2002................................    1.180793        0.923380         296,688
  01/01/2003 to 12/31/2003................................    0.923380        1.325456         811,431
  01/01/2004 to 12/31/2004................................    1.325456        1.532894       1,053,344
  01/01/2005 to 12/31/2005................................    1.532894        1.575077       1,141,584
BlackRock Strategic Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    1.604973        1.804450         222,843
  01/01/2005 to 12/31/2005................................    1.804450        1.847164         355,953


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.50% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
BlackRock Strategic Value Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    1.427329        1.395932         796,821
  01/01/2002 to 12/31/2002................................    1.395932        1.079667       1,933,552
  01/01/2003 to 12/31/2003................................    1.079667        1.594479       2,609,789
  01/01/2004 to 12/31/2004................................    1.594479        1.808899       2,962,805
  01/01/2005 to 12/31/2005................................    1.808899        1.852548       2,489,094
Morgan Stanley EAFE Index Sub-Account
  07/02/2001* to 12/31/2001...............................    0.942114        0.848828          61,803
  01/01/2002 to 12/31/2002................................    0.848828        0.696033         348,113
  01/01/2003 to 12/31/2003................................    0.696033        0.940753         582,434
  01/01/2004 to 12/31/2004................................    0.940753        1.105307         803,232
  01/01/2005 to 12/31/2005................................    1.105307        1.229715         911,294
FI International Stock Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    1.166701        1.331885          71,817
  01/01/2005 to 12/31/2005................................    1.331885        1.542867         158,018
FI International Stock Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    1.241943        1.134064         190,791
  01/01/2002 to 12/31/2002................................    1.134064        0.920290         690,284
  01/01/2003 to 12/31/2003................................    0.920290        1.159496       1,070,308
  01/01/2004 to 12/31/2004................................    1.159496        1.347955       1,098,003
  01/01/2005 to 12/31/2005................................    1.347955        1.564323         941,155
BlackRock Diversified Sub-Account (Class B)
  05/01/2004** to 12/31/2004..............................   34.707273       37.422077             914
  01/01/2005 to 12/31/2005................................   37.422077       37.905729           1,068
BlackRock Aggressive Growth Sub-Account (Class B)
  05/01/2004** to 12/31/2004..............................   33.033515       36.599740              14
  01/01/2005 to 12/31/2005................................   36.599740       39.817901           1,961
Oppenheimer Global Equity Sub-Account
  05/01/2004** to 12/31/2004..............................   12.661659       14.595923           1,409
  01/01/2005 to 12/31/2005................................   14.595923       16.676933          12,488
T. Rowe Price Large Cap Growth Sub-Account
  05/01/2004** to 12/31/2004..............................    1.110588        1.202656         122,399
  01/01/2005 to 12/31/2005................................    1.202656        1.259769         390,181
T. Rowe Price Small Cap Growth Sub-Account
  05/01/2004** to 12/31/2004..............................    1.229301        1.309708          17,031
  01/01/2005 to 12/31/2005................................    1.309708        1.428520          71,287
Lord Abbett Bond Debenture Sub-Account
  07/02/2001* to 12/31/2001...............................    1.356144        1.363080         115,521
  01/01/2002 to 12/31/2002................................    1.363080        1.335094         363,197
  01/01/2003 to 12/31/2003................................    1.335094        1.567206       1,029,336
  01/01/2004 to 12/31/2004................................    1.567206        1.669891       1,378,405
  01/01/2005 to 12/31/2005................................    1.669891        1.669665       1,481,777
PIMCO Total Return Sub-Account
  07/02/2001* to 12/31/2001...............................    1.007189        1.052798         385,965
  01/01/2002 to 12/31/2002................................    1.052798        1.133503       2,638,927
  01/01/2003 to 12/31/2003................................    1.133503        1.164719       4,369,658
  01/01/2004 to 12/31/2004................................    1.164719        1.204478       5,126,077
  01/01/2005 to 12/31/2005................................    1.204478        1.213264       5,707,109


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.50% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
Janus Aggressive Growth Sub-Account(5) (previously Janus
  Growth Sub-Account)
  07/02/2001* to 12/31/2001...............................    0.951567        0.774171          88,806
  01/01/2002 to 12/31/2002................................    0.774171        0.527591         299,874
  01/01/2003 to 12/31/2003................................    0.527591        0.675148         381,833
  01/01/2004 to 12/31/2004................................    0.675148        0.721206         430,386
  01/01/2005 to 12/31/2005................................    0.721206        0.806956         401,144
Lazard Mid-Cap Sub-Account(1) (formerly Met/AIM Mid Cap
  Core Equity Sub-Account)
  05/01/2002** to 12/31/2002..............................    1.139061        0.965412          63,403
  01/01/2003 to 12/31/2003................................    0.965412        1.199970         512,105
  01/01/2004 to 12/31/2004................................    1.199970        1.352301         665,384
  01/01/2005 to 12/31/2005................................    1.352301        1.439584         650,499
T. Rowe Price Mid Cap Growth Sub-Account
  07/02/2001* to 12/31/2001...............................    0.930595        0.822988          35,676
  01/01/2002 to 12/31/2002................................    0.822988        0.453700         216,411
  01/01/2003 to 12/31/2003................................    0.453700        0.610707         903,798
  01/01/2004 to 12/31/2004................................    0.610707        0.708818       1,758,734
  01/01/2005 to 12/31/2005................................    0.708818        0.800433       1,902,184
Met/AIM Small Cap Growth Sub-Account
  05/01/2002** to 12/31/2002..............................    1.121558        0.846253          40,889
  01/01/2003 to 12/31/2003................................    0.846253        1.157663         150,184
  01/01/2004 to 12/31/2004................................    1.157663        1.213737         264,999
  01/01/2005 to 12/31/2005................................    1.213737        1.294553         261,181
RCM Global Technology Sub-Account
  07/02/2001* to 12/31/2001...............................    0.757599        0.608856         236,284
  01/01/2002 to 12/31/2002................................    0.608856        0.295504         625,233
  01/01/2003 to 12/31/2003................................    0.295504        0.458700       1,054,382
  01/01/2004 to 12/31/2004................................    0.458700        0.432367       1,010,293
  01/01/2005 to 12/31/2005................................    0.432367        0.472869         728,402
Harris Oakmark International Sub-Account (Class B)(6)
  05/01/2003** to 12/31/2003..............................    0.873756        1.172825         108,362
  01/01/2004 to 12/31/2004................................    1.172825        1.392442         546,118
  01/01/2005 to 12/31/2005................................    1.392442        1.567063         920,584
Harris Oakmark International Sub-Account (Class E)(7)
  05/01/2002** to 12/31/2002..............................    1.059020        0.882701          50,270
  01/01/2003 to 12/31/2003................................    0.882701        1.175232         167,729
  01/01/2004 to 12/31/2004................................    1.175232        1.397200         190,072
  01/01/2005 to 12/31/2005................................    1.397200        1.572928         320,800
MFS Research International Sub-Account
  07/02/2001* to 12/31/2001...............................    0.926246        0.847093          69,731
  01/01/2002 to 12/31/2002................................    0.847093        0.736001         320,965
  01/01/2003 to 12/31/2003................................    0.736001        0.957376         614,709
  01/01/2004 to 12/31/2004................................    0.957376        1.127554         784,506
  01/01/2005 to 12/31/2005................................    1.127554        1.293235         809,040
Neuberger Berman Berman Real Estate Sub-Account
  05/01/2004** to 12/31/2004..............................    9.998767       12.825046          35,814
  01/01/2005 to 12/31/2005................................   12.825046       14.313282          76,380
MetLife Conservative Allocation Portfolio
  05/01/2005** to 12/31/2005..............................    9.998767       10.292828           2,440
MetLife Conservative to Moderate Allocation Portfolio
  05/01/2005** to 12/31/2005..............................    9.998767       10.510609          25,642


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.50% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
MetLife Moderate Allocation Portfolio
  05/01/2005** to 12/31/2005..............................    9.998767       10.741254          57,820
MetLife Moderate to Aggressive Allocation Portfolio
  05/01/2005** to 12/31/2005..............................    9.998767       10.966961          56,770
MetLife Aggressive Portfolio
  05/01/2005** to 12/31/2005..............................    9.998767       11.143100             115

                                                                    1.75% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
American Funds Growth Sub-Account
  07/02/2001* to 12/31/2001...............................   12.217535       10.785149          87,006
  01/01/2002 to 12/31/2002................................   10.785149        8.006151         303,680
  01/01/2003 to 12/31/2003................................    8.006151       10.763174         527,329
  01/01/2004 to 12/31/2004................................   10.763174       11.897655         656,687
  01/01/2005 to 12/31/2005................................   11.897655       13.584985         722,468
American Funds Growth-Income Sub-Account
  07/02/2001* to 12/31/2001...............................    8.279336        8.021955          93,671
  01/01/2002 to 12/31/2002................................    8.021955        6.436681         361,204
  01/01/2003 to 12/31/2003................................    6.436681        8.376130         567,631
  01/01/2004 to 12/31/2004................................    8.376130        9.084320         828,577
  01/01/2005 to 12/31/2005................................    9.084320        9.447825         853,967
American Funds Global Small Capitalization Sub-Account
  07/02/2001* to 12/31/2001...............................    1.451655        1.337649         101,630
  01/01/2002 to 12/31/2002................................    1.337649        1.063984         495,579
  01/01/2003 to 12/31/2003................................    1.063984        1.605210         756,241
  01/01/2004 to 12/31/2004................................    1.605210        1.906657       1,228,886
  01/01/2005 to 12/31/2005................................    1.906657        2.348696       1,558,812


------------
  * Date on which the Contract first became available.

 (1) Previously, the Balanced Subaccount. On April 30, 2004, the Balanced Portfolio merged into the MFS Total Return Portfolio.

 (2) Previously, the MFS Research Managers Subaccount. On April 30, 2004, the MFS Research Managers Portfolio merged into the MFS Investors Trust Portfolio.

 (3) Previously, the Janus Mid Cap Subaccount. On April 30, 2004, the FI Mid Cap Opportunities Portfolio merged into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio. Information shown for the FI Mid Cap Opportunities Subaccount (formerly the Janus Mid Cap Subaccount) reflects the unit value history of the Janus Mid Cap Subaccount through the date of the merger.

 (4) Previously, the FI Mid Cap Opportunities Subaccount. On April 30, 2004, the FI Mid Cap Opportunities Portfolio merged into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio.

 (5) Previously, the Janus Growth Subaccount. On April 28, 2003, the Janus Growth Portfolio merged into the Janus Aggressive Growth Portfolio. Information shown for the Janus Aggressive Growth Subaccount is based on the May 1, 2001 inception date of the Janus Growth Subaccount and reflects the accumulation unit value history of the Janus Growth Subaccount through the date of the merger.

 (6) The Harris Oakmark International Portfolio Class B shares are only available under Contracts issued on or after May 1, 2003.

 (7) The Harris Oakmark International Portfolio Class E shares are only available under Contracts issued prior to May 1, 2003.

 (8) The Western Asset Management U.S. Government, Western Asset Management Strategic Bond Opportunities, BlackRock Large Cap Value, Davis Venture Value, FI Value Leaders, Harris Oakmark Large Cap Value, Harris Oakmark Focused Value, MFS Investors Trust, BlackRock Strategic Value, FI International Stock, BlackRock Legacy Large Cap Growth, Jennison Growth and Loomis Sayles Small Cap Portfolios Class B shares are only available under Contracts issued on or after May 1, 2004.



 (9) The Western Asset Management U.S. Government, Western Asset Management Strategic Bond Opportunities, BlackRock Large Cap Value, Davis Venture Value, FI Value Leaders, Harris Oakmark Large Cap Value, Harris Oakmark Focused Value, MFS Investors Trust, BlackRock Strategic Value, FI International Stock, BlackRock Legacy Large Cap Growth, Jennison Growth and Loomis Sayles Small Cap Portfolios Class E shares are only available under Contracts issued prior to May 1, 2004.



(10) Effective May 1, 2006, Salomon Brothers U.S. Government Sub-Account changed its name to Western Asset Management U.S. Government Sub-Account, Salomon Brothers Strategic Bond Opportunities Sub-Account changed its name to Western Asset Management Strategic Bond Opportunities Sub-Account and Western Asset Management Company replaced Salomon Brothers Asset Management as Subadvisor.



(11) Effective December 19, 2005, MET/AIM Mid-Cap Core Equity Sub-Account changed its name to Lazard Mid-Cap Sub-Account and on December 19, 2005, Lazard Asset Investment LLC replaced AIM Capital Management, Inc. as Subadvisor.



(12) On or about April 29, 2005, the Met/Putnam Voyager Portfolio that had been offered as an Eligible Fund up through that date, merged with and into the Jennison Growth Portfolio.

                            ACCUMULATION UNIT VALUES
           (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGH THE PERIOD)

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                        CONDENSED FINANCIAL INFORMATION


                                                                    1.60% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
American Forerunner -- 1.60
BlackRock Money Market Sub-Account (Class B)
  07/02/2001* to 12/31/2001...............................    2.137897        2.147717        2,305,462
  01/01/2002 to 12/31/2002................................    2.147717        2.138245        6,180,906
  01/01/2003 to 12/31/2003................................    2.138245        2.115984        6,920,157
  01/01/2004 to 12/31/2004................................    2.115984        2.097591        5,191,065
  01/01/2005 to 12/31/2005................................    2.097591        2.118816        5,282,218
Lehman Brothers Aggregate Bond Index Sub-Account
  07/02/2001* to 12/31/2001...............................    1.091369        1.121676          576,433
  01/01/2002 to 12/31/2002................................    1.121676        1.213610        2,200,010
  01/01/2003 to 12/31/2003................................    1.213610        1.234725        5,129,426
  01/01/2004 to 12/31/2004................................    1.234725        1.261783        5,784,518
  01/01/2005 to 12/31/2005................................    1.261783        1.264818        6,912,122
Western Asset Management Strategic Bond Opportunities
  Sub-Account (Class B)(8)(10) (formerly Salomon Brothers
  Strategic Bond Opportunities Sub-Account (Class B))
  05/01/2004** to 12/31/2004..............................    1.830604        1.938113          839,207
  01/01/2005 to 12/31/2005................................    1.938113        1.956297        2,018,155
Western Asset Management Strategic Bond Opportunities
  Sub-Account (Class E)(9)(10) (formerly Salomon Brothers
  Strategic Bond Opportunities Sub-Account (Class E))
  07/02/2001* to 12/31/2001...............................    1.532241        1.566132          299,653
  01/01/2002 to 12/31/2002................................    1.566132        1.685586        1,305,077
  01/01/2003 to 12/31/2003................................    1.685586        1.866126        3,416,991
  01/01/2004 to 12/31/2004................................    1.866126        1.955371        4,306,888
  01/01/2005 to 12/31/2005................................    1.955371        1.975842        4,349,715
Western Asset Management U.S. Government Sub-Account
  (Class B)(8)(10) (formerly Salomon Brothers U.S.
  Government Sub-Account (Class B))
  05/01/2004** to 12/31/2004..............................    1.513080        1.547102        1,287,290
  01/01/2005 to 12/31/2005................................    1.547102        1.543790        3,528,990
Western Asset Management U.S. Government Sub-Account
  (Class E)(9)(10) (formerly Salomon Brothers U.S.
  Government Sub-Account (Class E))
  07/02/2001* to 12/31/2001...............................    1.415442        1.456523          713,433
  01/01/2002 to 12/31/2002................................    1.456523        1.542685        3,752,159
  01/01/2003 to 12/31/2003................................    1.542685        1.541705        6,457,226
  01/01/2004 to 12/31/2004................................    1.541705        1.559729        7,595,926
  01/01/2005 to 12/31/2005................................    1.559729        1.559285        6,706,346
BlackRock Bond Income Sub-Account (Class B)
  07/02/2001* to 12/31/2001...............................    3.661310        3.789816          381,067
  01/01/2002 to 12/31/2002................................    3.789816        4.034315        1,414,185
  01/01/2003 to 12/31/2003................................    4.034315        4.191937        2,401,613
  01/01/2004 to 12/31/2004................................    4.191937        4.297336        3,094,533
  01/01/2005 to 12/31/2005................................    4.297336        4.320432        4,312,982


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.60% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
MFS Total Return Sub-Account (previously Balanced
  Sub-Account)
  07/02/2001* to 12/31/2001...............................    1.479293        1.451191          175,118
  01/01/2002 to 12/31/2002................................    1.451191        1.232142          690,524
  01/01/2003 to 12/31/2003................................    1.232142        1.450638        2,287,605
  01/01/2004 to 04/30/2004................................    1.450638        1.437026        3,136,968
MFS Total Return Sub-Account(1)
  05/01/2004** to 12/31/2004..............................    3.553516        3.858783          305,548
  01/01/2005 to 12/31/2005................................    3.858783        3.905970        1,846,742
BlackRock Legacy Large Cap Growth Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.275739        2.490322          153,254
  01/01/2005 to 12/31/2005................................    2.490322        2.616426          397,216
BlackRock Legacy Large Cap Growth Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.949416        2.691262          456,780
  01/01/2002 to 12/31/2002................................    2.691262        1.768199        1,436,860
  01/01/2003 to 12/31/2003................................    1.768199        2.347597        2,586,749
  01/01/2004 to 12/31/2004................................    2.347597        2.509078        2,976,657
  01/01/2005 to 12/31/2005................................    2.509078        2.638548        2,404,338
Davis Venture Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.803289        3.013083        1,062,708
  01/01/2005 to 12/31/2005................................    3.013083        3.261804        3,318,167
Davis Venture Value Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.750849        2.607269          953,766
  01/01/2002 to 12/31/2002................................    2.607269        2.141196        3,273,900
  01/01/2003 to 12/31/2003................................    2.141196        2.754899        5,717,905
  01/01/2004 to 12/31/2004................................    2.754899        3.040225        7,252,181
  01/01/2005 to 12/31/2005................................    3.040225        3.295384        6,897,171
FI Value Leaders Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.251096        2.535820           67,352
  01/01/2005 to 12/31/2005................................    2.535820        2.756018          272,475
FI Value Leaders Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.556973        2.319096           83,093
  01/01/2002 to 12/31/2002................................    2.319096        1.835790          279,173
  01/01/2003 to 12/31/2003................................    1.835790        2.289801          347,415
  01/01/2004 to 12/31/2004................................    2.289801        2.558969          449,648
  01/01/2005 to 12/31/2005................................    2.558969        2.783606          454,362
Harris Oakmark Large Cap Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    1.200207        1.293472        1,134,902
  01/01/2005 to 12/31/2005................................    1.293472        1.251989        2,418,878
Harris Oakmark Large Cap Value Sub-Account (Class E)(9)
  05/01/2002** to 12/31/2002..............................    1.175834        0.963139          942,490
  01/01/2003 to 12/31/2003................................    0.963139        1.188042        3,607,506
  01/01/2004 to 12/31/2004................................    1.188042        1.301140        4,302,227
  01/01/2005 to 12/31/2005................................    1.301140        1.260792        4,164,787
MetLife Stock Index Sub-Account
  07/02/2001* to 12/31/2001...............................    3.702470        3.426568          432,859
  01/01/2002 to 12/31/2002................................    3.426568        2.612839        1,640,905
  01/01/2003 to 12/31/2003................................    2.612839        3.288101        2,647,636
  01/01/2004 to 12/31/2004................................    3.288101        3.568380        3,377,289
  01/01/2005 to 12/31/2005................................    3.568380        3.665570        3,609,951
MFS Investors Trust Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    7.613656        8.428836            7,934
  01/01/2005 to 12/31/2005................................    8.428836        8.867953           12,380


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.60% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
MFS Investors Trust Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    0.890911        0.825099          151,361
  01/01/2002 to 12/31/2002................................    0.825099        0.647644          602,750
  01/01/2003 to 12/31/2003................................    0.647644        0.774407          911,633
  01/01/2004 to 12/31/2004................................    0.774407        0.848030        2,183,123
  01/01/2005 to 12/31/2005................................    0.848030        0.893979        1,612,542
MFS Investors Trust Sub-Account(2) (previously MFS
  Research Managers Sub-Account)
  07/02/2001* to 12/31/2001...............................    0.971947        0.871376          147,273
  01/01/2002 to 12/31/2002................................    0.871376        0.649967          452,260
  01/01/2003 to 12/31/2003................................    0.649967        0.792636          764,619
  01/01/2004 to 04/30/2004................................    0.792636        0.806454          938,157
Jennison Growth Sub-Account (Class B)
  05/01/2005** to 12/31/2005..............................    0.402856        0.483272          168,238
Jennison Growth Sub-Account (Class E)
  05/01/2005** to 12/31/2005..............................    0.403125        0.484295        1,724,232
Jennison Growth Sub-Account (Class B)(8)(12) (previously
  Met/ Putnam Voyager Sub-Account (Class B))
  05/01/2004** to 12/31/2004..............................    0.419194        0.437040           24,491
  01/01/2005 to 12/31/2005................................    0.402856        0.483272          168,238
Jennison Growth Sub-Account (Class E)(9)(12) (previously
  Met/ Putnam Voyager Sub-Account (Class E))
  07/02/2001* to 12/31/2001...............................    0.573137        0.490691          475,290
  01/01/2002 to 12/31/2002................................    0.490691        0.342997        1,530,060
  01/01/2003 to 12/31/2003................................    0.342997        0.424301        2,398,264
  01/01/2004 to 12/31/2004................................    0.424301        0.437034        2,207,783
  01/01/2005 to 12/31/2005................................    0.403125        0.484295        1,724,232
BlackRock Investment Trust Sub-Account (Class B)
  07/02/2001* to 12/31/2001...............................    6.828543        6.230847           76,773
  01/01/2002 to 12/31/2002................................    6.230847        4.520215          187,509
  01/01/2003 to 12/31/2003................................    4.520215        5.778902          322,231
  01/01/2004 to 12/31/2004................................    5.778902        6.289633          386,337
  01/01/2005 to 12/31/2005................................    6.289633        6.395385          418,886
BlackRock Large Cap Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    1.064844        1.173163          476,148
  01/01/2005 to 12/31/2005................................    1.173163        1.218756        1,280,389
BlackRock Large Cap Value Sub-Account (Class E)(9)
  05/01/2002** to 12/31/2002..............................    1.000000        0.791346          539,213
  01/01/2003 to 12/31/2003................................    0.791346        1.054567        1,364,519
  01/01/2004 to 12/31/2004................................    1.054567        1.176032        2,292,827
  01/01/2005 to 12/31/2005................................    1.176032        1.223282        2,034,555
FI Mid Cap Opportunities Sub-Account(4)
  05/01/2002** to 12/31/2002..............................    1.000000        0.809277          108,375
  01/01/2003 to 12/31/2003................................    0.809277        1.131649          706,917
  01/01/2004 to 04/30/2004................................    1.131649        1.120668        1,045,702
Harris Oakmark Focused Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.946613        3.193249          711,120
  01/01/2005 to 12/31/2005................................    3.193249        3.447788        1,764,541


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.60% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
Harris Oakmark Focused Value Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.467618        2.582768          893,806
  01/01/2002 to 12/31/2002................................    2.582768        2.313366        3,917,017
  01/01/2003 to 12/31/2003................................    2.313366        3.015461        6,143,596
  01/01/2004 to 12/31/2004................................    3.015461        3.257444        7,256,083
  01/01/2005 to 12/31/2005................................    3.257444        3.520483        6,885,431
FI Mid Cap Opportunities Sub-Account(3) (previously Janus
  Mid Cap Sub-Account)
  07/02/2001* to 12/31/2001...............................    1.862721        1.533749          284,648
  01/01/2002 to 12/31/2002................................    1.533749        1.069029          723,043
  01/01/2003 to 12/31/2003................................    1.069029        1.412678          979,246
  01/01/2004 to 12/31/2004................................    1.412678        1.624128        2,036,124
  01/01/2005 to 12/31/2005................................    1.624128        1.704926        2,051,188
MetLife Mid Cap Stock Index Sub-Account
  07/02/2001* to 12/31/2001...............................    1.048883        1.026763          368,177
  01/01/2002 to 12/31/2002................................    1.026763        0.857786        1,293,872
  01/01/2003 to 12/31/2003................................    0.857786        1.135837        2,419,733
  01/01/2004 to 12/31/2004................................    1.135837        1.293477        3,074,816
  01/01/2005 to 12/31/2005................................    1.293477        1.426031        3,625,618
Neuberger Berman Mid Cap Value Sub-Account
  07/02/2001* to 12/31/2001...............................    1.542704        1.491363          156,452
  01/01/2002 to 12/31/2002................................    1.491363        1.322184          452,404
  01/01/2003 to 12/31/2003................................    1.322184        1.771780        1,037,455
  01/01/2004 to 12/31/2004................................    1.771780        2.138702        2,383,258
  01/01/2005 to 12/31/2005................................    2.138702        2.355913        3,515,078
Franklin Templeton Small Cap Growth Sub-Account
  07/02/2001* to 12/31/2001...............................    0.953398        0.878544          201,706
  01/01/2002 to 12/31/2002................................    0.878544        0.622137        1,587,342
  01/01/2003 to 12/31/2003................................    0.622137        0.885371        2,760,571
  01/01/2004 to 12/31/2004................................    0.885371        0.968406        3,158,601
  01/01/2005 to 12/31/2005................................    0.968406        0.994928        3,827,136
Loomis Sayles Small Cap Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.295429        2.597547          183,662
  01/01/2005 to 12/31/2005................................    2.597547        2.727115          505,031
Loomis Sayles Small Cap Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.340698        2.212721          302,661
  01/01/2002 to 12/31/2002................................    2.212721        1.706287          815,619
  01/01/2003 to 12/31/2003................................    1.706287        2.288457        1,349,652
  01/01/2004 to 12/31/2004................................    2.288457        2.617001        1,804,117
  01/01/2005 to 12/31/2005................................    2.617001        2.749980        1,741,936
Russell 2000 Index Sub-Account
  07/02/2001* to 12/31/2001...............................    1.211779        1.177077          303,150
  01/01/2002 to 12/31/2002................................    1.177077        0.919554          973,414
  01/01/2003 to 12/31/2003................................    0.919554        1.318657        3,524,728
  01/01/2004 to 12/31/2004................................    1.318657        1.523502        5,372,504
  01/01/2005 to 12/31/2005................................    1.523502        1.563867        5,149,835
BlackRock Strategic Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    1.598838        1.796361        1,043,521
  01/01/2005 to 12/31/2005................................    1.796361        1.837051        2,256,655


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.60% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
BlackRock Strategic Value Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    1.425916        1.393850          871,034
  01/01/2002 to 12/31/2002................................    1.393850        1.076984        4,781,568
  01/01/2003 to 12/31/2003................................    1.076984        1.588924        7,338,569
  01/01/2004 to 12/31/2004................................    1.588924        1.800791        8,947,533
  01/01/2005 to 12/31/2005................................    1.800791        1.842407        7,920,987
Morgan Stanley EAFE Index Sub-Account
  07/02/2001* to 12/31/2001...............................    0.939623        0.846163          157,511
  01/01/2002 to 12/31/2002................................    0.846163        0.693157          814,299
  01/01/2003 to 12/31/2003................................    0.693157        0.935931        2,876,242
  01/01/2004 to 12/31/2004................................    0.935931        1.098540        4,218,893
  01/01/2005 to 12/31/2005................................    1.098540        1.220969        5,297,937
FI International Stock Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    1.151608        1.313784          400,031
  01/01/2005 to 12/31/2005................................    1.313784        1.520383        1,378,385
FI International Stock Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    1.229365        1.122021          407,797
  01/01/2002 to 12/31/2002................................    1.122021        0.909605        2,317,297
  01/01/2003 to 12/31/2003................................    0.909605        1.144894        4,436,861
  01/01/2004 to 12/31/2004................................    1.144894        1.329646        4,016,807
  01/01/2005 to 12/31/2005................................    1.329646        1.541538        3,696,610
BlackRock Diversified Sub-Account (Class B)
  05/01/2004** to 12/31/2004..............................   34.093929       36.736393            7,701
  01/01/2005 to 12/31/2005................................   36.736393       37.174095           23,463
BlackRock Aggressive Growth Sub-Account (Class B)
  05/01/2004** to 12/31/2004..............................   32.508364       35.994014            6,226
  01/01/2005 to 12/31/2005................................   35.994014       39.119897           11,985
Oppenheimer Global Equity Sub-Account
  05/01/2004** to 12/31/2004..............................   12.571165       14.481999            8,242
  01/01/2005 to 12/31/2005................................   14.481999       16.530281           59,458
T. Rowe Price Large Cap Growth Sub-Account
  05/01/2004** to 12/31/2004..............................    1.104511        1.195282          416,770
  01/01/2005 to 12/31/2005................................    1.195282        1.250798        1,478,570
T. Rowe Price Small Cap Growth Sub-Account
  05/01/2004** to 12/31/2004..............................    1.220510        1.299480           94,897
  01/01/2005 to 12/31/2005................................    1.299480        1.415952          426,376
Lord Abbett Bond Debenture Sub-Account
  07/02/2001* to 12/31/2001...............................    1.349148        1.355376          163,651
  01/01/2002 to 12/31/2002................................    1.355376        1.326209        1,072,346
  01/01/2003 to 12/31/2003................................    1.326209        1.555220        3,140,944
  01/01/2004 to 12/31/2004................................    1.555220        1.655460        4,755,082
  01/01/2005 to 12/31/2005................................    1.655460        1.653585        5,998,505
PIMCO Total Return Sub-Account
  07/02/2001* to 12/31/2001...............................    1.006803        1.051871        1,449,917
  01/01/2002 to 12/31/2002................................    1.051871        1.131377        8,141,626
  01/01/2003 to 12/31/2003................................    1.131377        1.161370       15,892,589
  01/01/2004 to 12/31/2004................................    1.161370        1.199811       21,116,440
  01/01/2005 to 12/31/2005................................    1.199811        1.207358       25,610,428


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.60% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
Janus Aggressive Growth Sub-Account(5) (previously Janus
  Growth Sub-Account)
  07/02/2001* to 12/31/2001...............................    0.951406        0.773651          170,013
  01/01/2002 to 12/31/2002................................    0.773651        0.526708        1,057,349
  01/01/2003 to 12/31/2003................................    0.526708        0.673354        1,888,348
  01/01/2004 to 12/31/2004................................    0.673354        0.718569        2,666,632
  01/01/2005 to 12/31/2005................................    0.718569        0.803205        2,569,232
Lazard Mid-Cap Sub-Account(11) (formerly Met/AIM Mid Cap
  Core Equity Sub-Account)
  05/01/2002** to 12/31/2002..............................    1.138424        0.964221          123,638
  01/01/2003 to 12/31/2003................................    0.964221        1.197301        1,188,968
  01/01/2004 to 12/31/2004................................    1.197301        1.347941        1,661,340
  01/01/2005 to 12/31/2005................................    1.347941        1.433513        1,992,146
T. Rowe Price Mid Cap Growth Sub-Account
  07/02/2001* to 12/31/2001...............................    0.930236        0.822261          224,552
  01/01/2002 to 12/31/2002................................    0.822261        0.452842        1,291,525
  01/01/2003 to 12/31/2003................................    0.452842        0.608944        3,685,243
  01/01/2004 to 12/31/2004................................    0.608944        0.706063        5,450,409
  01/01/2005 to 12/31/2005................................    0.706063        0.796528        6,667,529
Met/AIM Small Cap Growth Sub-Account
  05/01/2002** to 12/31/2002..............................    1.120932        0.845217          218,214
  01/01/2003 to 12/31/2003................................    0.845217        1.155091          812,272
  01/01/2004 to 12/31/2004................................    1.155091        1.209826        1,198,175
  01/01/2005 to 12/31/2005................................    1.209826        1.289097        1,244,197
RCM Global Technology Sub-Account
  07/02/2001* to 12/31/2001...............................    0.757307        0.608312          515,626
  01/01/2002 to 12/31/2002................................    0.608312        0.294945        1,178,635
  01/01/2003 to 12/31/2003................................    0.294945        0.457377        1,954,576
  01/01/2004 to 12/31/2004................................    0.457377        0.430688        3,286,452
  01/01/2005 to 12/31/2005................................    0.430688        0.470564        3,105,243
MFS Research International Sub-Account
  07/02/2001* to 12/31/2001...............................    0.925891        0.846337          279,255
  01/01/2002 to 12/31/2002................................    0.846337        0.734602        1,226,544
  01/01/2003 to 12/31/2003................................    0.734602        0.954602        2,308,091
  01/01/2004 to 12/31/2004................................    0.954602        1.123160        2,946,010
  01/01/2005 to 12/31/2005................................    1.123160        1.286912        3,560,035
Harris Oakmark International Sub-Account (Class B)(6)
  05/01/2003** to 12/31/2003..............................    0.872394        1.170223          628,467
  01/01/2004 to 12/31/2004................................    1.170223        1.387961        2,665,170
  01/01/2005 to 12/31/2005................................    1.387961        1.560464        4,478,652
Harris Oakmark International Sub-Account (Class E)(7)
  05/01/2002** to 12/31/2002..............................    1.058428        0.881613          173,778
  01/01/2003 to 12/31/2003................................    0.881613        1.172603          631,384
  01/01/2004 to 12/31/2004................................    1.172603        1.392678          985,471
  01/01/2005 to 12/31/2005................................    1.392678        1.566275        1,211,368
Neuberger Berman Berman Real Estate Sub-Account
  05/01/2004** to 12/31/2004..............................    9.998685       12.816450          145,132
  01/01/2005 to 12/31/2005................................   12.816450       14.289435          541,088
MetLife Conservative Allocation Portfolio
  05/01/2005** to 12/31/2005..............................    9.998685       10.285922           19,228
MetLife Conservative to Moderate Allocation Portfolio
  05/01/2005** to 12/31/2005..............................    9.998685       10.503558          239,186


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.60% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
MetLife Moderate Allocation Portfolio
  05/01/2005** to 12/31/2005..............................    9.998685       10.734050          310,272
MetLife Moderate to Aggressive Allocation Portfolio
  05/01/2005** to 12/31/2005..............................    9.998685       10.959606          219,068
MetLife Aggressive Portfolio
  05/01/2005** to 12/31/2005..............................    9.998685       11.135628           77,705



                                                                    1.85% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
American Funds Growth Sub-Account
  07/02/2001* to 12/31/2001...............................   12.006710       10.593744         282,325
  01/01/2002 to 12/31/2002................................   10.593744        7.856189       1,029,766
  01/01/2003 to 12/31/2003................................    7.856189       10.551031       1,784,167
  01/01/2004 to 12/31/2004................................   10.551031       11.651464       2,669,570
  01/01/2005 to 12/31/2005................................   11.651464       13.290627       3,172,919
American Funds Growth-Income Sub-Account
  07/02/2001* to 12/31/2001...............................    8.136490        7.879612         382,342
  01/01/2002 to 12/31/2002................................    7.879612        6.316148       1,187,975
  01/01/2003 to 12/31/2003................................    6.316148        8.211075       2,126,588
  01/01/2004 to 12/31/2004................................    8.211075        8.896386       3,264,110
  01/01/2005 to 12/31/2005................................    8.896386        9.243150       3,784,285
American Funds Global Small Capitalization Sub-Account
  07/02/2001* to 12/31/2001...............................    1.447052        1.332743         225,130
  01/01/2002 to 12/31/2002................................    1.332743        1.059029       1,200,298
  01/01/2003 to 12/31/2003................................    1.059029        1.596150       2,241,466
  01/01/2004 to 12/31/2004................................    1.596150        1.893997       3,715,173
  01/01/2005 to 12/31/2005................................    1.893997        2.330777       5,836,851


---------------
  * Date on which the Contract first became available.

 ** Date on which the Subaccount first became available.

 (1) Previously, the Balanced Subaccount. On April 30, 2004, the Balanced Portfolio merged into the MFS Total Return Portfolio.

 (2) Previously, the MFS Research Managers Subaccount. On April 30, 2004, the MFS Research Managers Portfolio merged into the MFS Investors Trust Portfolio.

 (3) Previously, the Janus Mid Cap Subaccount. On April 30, 2004, the FI Mid Cap Opportunities Portfolio merged into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio. Information shown for the FI Mid Cap Opportunities Subaccount (formerly the Janus Mid Cap Subaccount) reflects the unit value history of the Janus Mid Cap Subaccount through the date of the merger.

 (4) Previously, the FI Mid Cap Opportunities Subaccount. On April 30, 2004, the FI Mid Cap Opportunities Portfolio merged into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio.

 (5) Previously, the Janus Growth Subaccount. On April 28, 2003, the Janus Growth Portfolio merged into the Janus Aggressive Growth Portfolio. Information shown for the Janus Aggressive Growth Subaccount is based on the May 1, 2001 inception date of the Janus Growth Subaccount and reflects the accumulation unit value history of the Janus Growth Subaccount through the date of the merger.

 (6) The Harris Oakmark International Portfolio Class B shares are only available under Contracts issued on or after May 1, 2003.

 (7) The Harris Oakmark International Portfolio Class E shares are only available under Contracts issued prior to May 1, 2003.

 (8) The Western Asset Management U.S. Government, Western Asset Management Strategic Bond Opportunities, BlackRock Large Cap Value, Davis Venture Value, FI Value Leaders, Harris Oakmark Large Cap Value, Harris Oakmark Focused Value, MFS Investors Trust, BlackRock Strategic Value, FI International Stock, BlackRock Legacy Large Cap Growth, Jennison Growth and Loomis Sayles Small Cap Portfolios Class B shares are only available under Contracts issued on or after May 1, 2004.



 (9) The Western Asset Management U.S. Government, Western Asset Management Strategic Bond Opportunities, BlackRock Large Cap Value, Davis Venture Value, FI Value Leaders, Harris Oakmark Large Cap Value, Harris Oakmark Focused Value, MFS Investors Trust, BlackRock Strategic Value, FI International Stock, BlackRock Legacy Large Cap Growth, Jennison Growth and Loomis Sayles Small Cap Portfolios Class E shares are only available under Contracts issued prior to May 1, 2004.



(10) Effective May 1, 2006, Salomon Brothers U.S. Government Sub-Account changed its name to Western Asset Management U.S. Government Sub-Account, Salomon Brothers Strategic Bond Opportunities Sub-Account changed its name to Western Asset Management Strategic Bond Opportunities Sub-Account and Western Asset Management Company replaced Salomon Brothers Asset Management as Subadvisor.



(11) Effective December 19, 2005, MET/AIM Mid-Cap Core Equity Sub-Account changed its name to Lazard Mid-Cap Sub-Account and on December 19, 2005, Lazard Asset Investment LLC replaced AIM Capital Management, Inc. as Subadvisor.



(12) On or about April 29, 2005, the Met/Putnam Voyager Portfolio that had been offered as an Eligible Fund up through that date, merged with and into the Jennison Growth Portfolio.

                            ACCUMULATION UNIT VALUES
           (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGH THE PERIOD)

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                        CONDENSED FINANCIAL INFORMATION


                                                                    1.65% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
American Forerunner -- 1.65
BlackRock Money Market Sub-Account (Class B)
  07/02/2001* to 12/31/2001...............................    2.118904        2.128111           29,771
  01/01/2002 to 12/31/2002................................    2.128111        2.117657           41,021
  01/01/2003 to 12/31/2003................................    2.117657        2.094564           60,617
  01/01/2004 to 12/31/2004................................    2.094564        2.075317           86,001
  01/01/2005 to 12/31/2005................................    2.075317        2.095273           64,205
Lehman Brothers Aggregate Bond Index Sub-Account
  07/02/2001* to 12/31/2001...............................    1.089927        1.119914            2,467
  01/01/2002 to 12/31/2002................................    1.119914        1.211090          105,974
  01/01/2003 to 12/31/2003................................    1.211090        1.231549          110,715
  01/01/2004 to 12/31/2004................................    1.231549        1.257906           78,199
  01/01/2005 to 12/31/2005................................    1.257906        1.260304           76,459
Western Asset Management Strategic Bond Opportunities
  Sub-Account (Class B)(8)(10) (formerly Salomon Brothers
  Strategic Bond Opportunities Sub-Account (Class B))
  05/01/2004** to 12/31/2004..............................    1.821919        1.928279               --
  01/01/2005 to 12/31/2005................................    1.928279        1.945400               --
Western Asset Management Strategic Bond Opportunities
  Sub-Account (Class E)(9)(10) (formerly Salomon Brothers
  Strategic Bond Opportunities Sub-Account (Class E))
  07/02/2001* to 12/31/2001...............................    1.527141        1.560528            7,228
  01/01/2002 to 12/31/2002................................    1.560528        1.678715           88,719
  01/01/2003 to 12/31/2003................................    1.678715        1.857591          146,249
  01/01/2004 to 12/31/2004................................    1.857591        1.945452           68,056
  01/01/2005 to 12/31/2005................................    1.945452        1.964840           60,522
Western Asset Management U.S. Government Sub-Account
  (Class B)(8)(10) (formerly Salomon Brothers U.S.
  Government Sub-Account (Class B))
  05/01/2004** to 12/31/2004..............................    1.505901        1.539252               --
  01/01/2005 to 12/31/2005................................    1.539252        1.535190               --
Western Asset Management U.S. Government Sub-Account
  (Class E)(9)(10) (formerly Salomon Brothers U.S.
  Government Sub-Account (Class E))
  07/02/2001* to 12/31/2001...............................    1.410730        1.451306           13,733
  01/01/2002 to 12/31/2002................................    1.451306        1.536391          181,818
  01/01/2003 to 12/31/2003................................    1.536391        1.534644          217,461
  01/01/2004 to 12/31/2004................................    1.534644        1.551808          126,292
  01/01/2005 to 12/31/2005................................    1.551808        1.550594          124,201
BlackRock Bond Income Sub-Account (Class B)
  07/02/2001* to 12/31/2001...............................    3.628784        3.755214           13,595
  01/01/2002 to 12/31/2002................................    3.755214        3.995483           83,676
  01/01/2003 to 12/31/2003................................    3.995483        4.149513           99,269
  01/01/2004 to 12/31/2004................................    4.149513        4.251714           91,088
  01/01/2005 to 12/31/2005................................    4.251714        4.272436           90,045


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.65% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
MFS Total Return Sub-Account(i) (previously Balanced
  Sub-Account)
  07/02/2001* to 12/31/2001...............................    1.474369        1.446003              820
  01/01/2002 to 12/31/2002................................    1.446003        1.227129           94,937
  01/01/2003 to 12/31/2003................................    1.227129        1.444011          146,261
  01/01/2004 to 04/30/2004................................    1.444011        1.430226          146,763
MFS Total Return Sub-Account
  05/01/2004** to 12/31/2004..............................    3.523405        3.824817        1,535,576
  01/01/2005 to 12/31/2005................................    3.824817        3.869659            5,699
BlackRock Legacy Large Cap Growth Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.264940        2.477683               --
  01/01/2005 to 12/31/2005................................    2.477683        2.601850               --
BlackRock Legacy Large Cap Growth Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.939600        2.681634            2,305
  01/01/2002 to 12/31/2002................................    2.681634        1.760990           91,276
  01/01/2003 to 12/31/2003................................    1.760990        2.336855           38,361
  01/01/2004 to 12/31/2004................................    2.336855        2.496346           30,455
  01/01/2005 to 12/31/2005................................    2.496346        2.623852           27,044
Davis Venture Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.789991        2.997796               --
  01/01/2005 to 12/31/2005................................    2.997796        3.243638               --
Davis Venture Value Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.741696        2.597952           89,277
  01/01/2002 to 12/31/2002................................    2.597952        2.132474          282,543
  01/01/2003 to 12/31/2003................................    2.132474        2.742299          277,538
  01/01/2004 to 12/31/2004................................    2.742299        3.024805          253,666
  01/01/2005 to 12/31/2005................................    3.024805        3.277038          254,770
FI Value Leaders Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.238729        2.521054               --
  01/01/2005 to 12/31/2005................................    2.521054        2.738604               --
FI Value Leaders Sub-Account (Class E)(9)
  07/02/2001** to 12/31/2001..............................    2.546551        2.309067               --
  01/01/2002 to 12/31/2002................................    2.309067        1.826935           13,684
  01/01/2003 to 12/31/2003................................    1.826935        2.277627           16,201
  01/01/2004 to 12/31/2004................................    2.277627        2.544088            6,779
  01/01/2005 to 12/31/2005................................    2.544088        2.766041            6,779
Harris Oakmark Large Cap Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    1.196920        1.289501               --
  01/01/2005 to 12/31/2005................................    1.289501        1.247524               --
Harris Oakmark Large Cap Value Sub-Account (Class E)(9)
  05/01/2002** to 12/31/2002..............................    1.173793        0.961149           24,807
  01/01/2003 to 12/31/2003................................    0.961149        1.185006           48,802
  01/01/2004 to 12/31/2004................................    1.185006        1.297165           67,648
  01/01/2005 to 12/31/2005................................    1.297165        1.256314           72,497
MetLife Stock Index Sub-Account
  07/02/2001* to 12/31/2001...............................    3.681859        3.406642           16,625
  01/01/2002 to 12/31/2002................................    3.406642        2.596339          150,802
  01/01/2003 to 12/31/2003................................    2.596339        3.265700          171,989
  01/01/2004 to 12/31/2004................................    3.265700        3.542295          139,343
  01/01/2005 to 12/31/2005................................    3.542295        3.636962           84,907
MFS Investors Trust Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    7.594584        8.404935               --
  01/01/2005 to 12/31/2005................................    8.404935        8.838400               --


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.65% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
MFS Investors Trust Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    0.889943        0.823998           57,606
  01/01/2002 to 12/31/2002................................    0.823998        0.646450           78,777
  01/01/2003 to 12/31/2003................................    0.646450        0.772590           90,032
  01/01/2004 to 12/31/2004................................    0.772590        0.845617          143,035
  01/01/2005 to 12/31/2005................................    0.845617        0.890991          144,960
MFS Investors Trust Sub-Account(2) (previously MFS
  Research Managers Sub-Account)
  07/02/2001* to 12/31/2001...............................    0.970890        0.870215               --
  01/01/2002 to 12/31/2002................................    0.870215        0.648769              103
  01/01/2003 to 12/31/2003................................    0.648769        0.790788               --
  01/01/2004 to 04/30/2004................................    0.790788        0.804442               --
Jennison Growth Sub-Account (Class B)
  05/01/2005** to 12/31/2005..............................    0.401848        0.481903               --
Jennison Growth Sub-Account (Class E)
  05/01/2005** to 12/31/2005..............................    0.402140        0.482951          166,201
Jennison Growth Sub-Account (Class B)(8)(12) (previously
  Met/ Putnam Voyager Sub-Account (Class B))
  05/01/2004** to 12/31/2004..............................    0.418353        0.436019               --
  01/01/2005 to 4/30/2005.................................    0.436019        0.400717               --
Jennison Growth Sub-Account (Class E)(9)(12) (previously
  Met/ Putnam Voyager Sub-Account (Class E))
  07/02/2001* to 12/31/2001...............................    0.572801        0.490279               --
  01/01/2002 to 12/31/2002................................    0.490279        0.342550           82,209
  01/01/2003 to 12/31/2003................................    0.342550        0.423547          163,890
  01/01/2004 to 12/31/2004................................    0.423547        0.436039          176,456
  01/01/2005 to 4/30/2005.................................    0.436039        0.401009               --
BlackRock Investment Trust Sub-Account (Class B)
  07/02/2001* to 12/31/2001...............................    6.767301        6.173430               --
  01/01/2002 to 12/31/2002................................    6.173430        4.476319               15
  01/01/2003 to 12/31/2003................................    4.476319        5.719929            6,180
  01/01/2004 to 12/31/2004................................    5.719929        6.222331            6,903
  01/01/2005 to 12/31/2005................................    6.222331        6.323801            6,699
BlackRock Large Cap Value Sub-Account (Class B)(8)
  05/01/2004* to 12/31/2004...............................    1.063776        1.171597               --
  01/01/2005 to 12/31/2005................................    1.171597        1.216523               --
BlackRock Large Cap Value Sub-Account (Class E)(9)
  05/01/2002** to 12/31/2002..............................    1.000000        0.791084            8,561
  01/01/2003 to 12/31/2003................................    0.791084        1.053691           11,505
  01/01/2004 to 12/31/2004................................    1.053691        1.174467           11,180
  01/01/2005 to 12/31/2005................................    1.174467        1.221046           11,217
FI Mid Cap Opportunities Sub-Account(4)
  05/01/2002** to 12/31/2002..............................    1.000000        0.809007              100
  01/01/2003 to 12/31/2003................................    0.809007        1.130701           14,525
  01/01/2004 to 04/30/2004................................    1.130701        1.119545           19,127
Harris Oakmark Focused Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.930429        3.174657               --
  01/01/2005 to 12/31/2005................................    3.174657        3.426006               --


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.65% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
Harris Oakmark Focused Value Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.457558        2.571594           31,498
  01/01/2002 to 12/31/2002................................    2.571594        2.302203          156,026
  01/01/2003 to 12/31/2003................................    2.302203        2.999406          238,717
  01/01/2004 to 12/31/2004................................    2.999406        3.238478          184,359
  01/01/2005 to 12/31/2005................................    3.238478        3.498242          171,841
FI Mid Cap Opportunities Sub-Account(3) (previously Janus
  Mid Cap Sub-Account)
  07/02/2001* to 12/31/2001...............................    1.858690        1.530039            1,405
  01/01/2002 to 12/31/2002................................    1.530039        1.065914            7,970
  01/01/2003 to 12/31/2003................................    1.065914        1.407866           23,468
  01/01/2004 to 12/31/2004................................    1.407866        1.617785           35,940
  01/01/2005 to 12/31/2005................................    1.617785        1.697422           35,780
MetLife Mid Cap Stock Index Sub-Account
  07/02/2001* to 12/31/2001...............................    1.048363        1.025998            2,149
  01/01/2002 to 12/31/2002................................    1.025998        0.856725           93,784
  01/01/2003 to 12/31/2003................................    0.856725        1.133868           95,934
  01/01/2004 to 12/31/2004................................    1.133868        1.290588          103,332
  01/01/2005 to 12/31/2005................................    1.290588        1.422138          104,143
Neuberger Berman Mid Cap Value Sub-Account
  07/02/2001* to 12/31/2001...............................    1.540666        1.489023               --
  01/01/2002 to 12/31/2002................................    1.489023        1.319459           31,442
  01/01/2003 to 12/31/2003................................    1.319459        1.767245           37,898
  01/01/2004 to 12/31/2004................................    1.767245        2.132160          112,267
  01/01/2005 to 12/31/2005................................    2.132160        2.347537           66,055
Franklin Templeton Small Cap Growth Sub-Account
  07/02/2001* to 12/31/2001...............................    0.953317        0.878248            3,957
  01/01/2002 to 12/31/2002................................    0.878248        0.621612           15,577
  01/01/2003 to 12/31/2003................................    0.621612        0.884177           40,247
  01/01/2004 to 12/31/2004................................    0.884177        0.966616           27,867
  01/01/2005 to 12/31/2005................................    0.966616        0.992595           26,511
Loomis Sayles Small Cap Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.283966        2.583719               --
  01/01/2005 to 12/31/2005................................    2.583719        2.711245               --
Loomis Sayles Small Cap Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.332325        2.204253               --
  01/01/2002 to 12/31/2002................................    2.204253        1.698905           16,519
  01/01/2003 to 12/31/2003................................    1.698905        2.277426           24,524
  01/01/2004 to 12/31/2004................................    2.277426        2.603083           40,810
  01/01/2005 to 12/31/2005................................    2.603083        2.733992           40,614
Russell 2000 Index Sub-Account
  07/02/2001* to 12/31/2001...............................    1.210177        1.175227              607
  01/01/2002 to 12/31/2002................................    1.175227        0.917643          191,944
  01/01/2003 to 12/31/2003................................    0.917643        1.315268          248,722
  01/01/2004 to 12/31/2004................................    1.315268        1.518826          176,328
  01/01/2005 to 12/31/2005................................    1.518826        1.558291          169,296
BlackRock Strategic Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    1.595779        1.792329               --
  01/01/2005 to 12/31/2005................................    1.792329        1.832015               --


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.65% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
BlackRock Strategic Value Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    1.425210        1.392813           12,728
  01/01/2002 to 12/31/2002................................    1.392813        1.075639          182,103
  01/01/2003 to 12/31/2003................................    1.075639        1.586156          285,879
  01/01/2004 to 12/31/2004................................    1.586156        1.796754          245,211
  01/01/2005 to 12/31/2005................................    1.796754        1.837361          234,820
Morgan Stanley EAFE Index Sub-Account
  07/02/2001* to 12/31/2001...............................    0.938381        0.844829               --
  01/01/2002 to 12/31/2002................................    0.844829        0.691710           16,339
  01/01/2003 to 12/31/2003................................    0.691710        0.933511           15,921
  01/01/2004 to 12/31/2004................................    0.933511        1.095151           15,814
  01/01/2005 to 12/31/2005................................    1.095151        1.216596           15,805
FI International Stock Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    1.144135        1.304826               --
  01/01/2005 to 12/31/2005................................    1.304826        1.509264               --
FI International Stock Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    1.223128        1.116046           13,915
  01/01/2002 to 12/31/2002................................    1.116046        0.904300           27,576
  01/01/2003 to 12/31/2003................................    0.904300        1.137651           39,188
  01/01/2004 to 12/31/2004................................    1.137651        1.320573           21,590
  01/01/2005 to 12/31/2005................................    1.320573        1.530257           21,539
BlackRock Diversified Sub-Account (Class B)
  05/01/2004** to 12/31/2004..............................   33.791552       36.398522               --
  01/01/2005 to 12/31/2005................................   36.398522       36.813852               --
BlackRock Aggressive Growth Sub-Account (Class B)
  05/01/2004** to 12/31/2004..............................   32.249115       35.695137              334
  01/01/2005 to 12/31/2005................................   35.695137       38.775745              333
Oppenheimer Global Equity Sub-Account
  05/01/2004** to 12/31/2004..............................   12.526193       14.425411               48
  01/01/2005 to 12/31/2005................................   14.425411       16.457492            1,055
T. Rowe Price Large Cap Growth Sub-Account
  05/01/2004** to 12/31/2004..............................    1.101485        1.191612              509
  01/01/2005 to 12/31/2005................................    1.191612        1.246336              508
T. Rowe Price Small Cap Growth Sub-Account
  05/01/2004** to 12/31/2004..............................    1.216138        1.294395               --
  01/01/2005 to 12/31/2005................................    1.294395        1.409709               --
Lord Abbett Bond Debenture Sub-Account
  07/02/2001* to 12/31/2001...............................    1.345666        1.351537            7,688
  01/01/2002 to 12/31/2002................................    1.351537        1.321798           46,992
  01/01/2003 to 12/31/2003................................    1.321798        1.549270           62,320
  01/01/2004 to 12/31/2004................................    1.549270        1.648300           34,421
  01/01/2005 to 12/31/2005................................    1.648300        1.645613           34,090
PIMCO Total Return Sub-Account
  07/02/2001* to 12/31/2001...............................    1.006610        1.051401          105,424
  01/01/2002 to 12/31/2002................................    1.051401        1.130316          487,947
  01/01/2003 to 12/31/2003................................    1.130316        1.159692          689,390
  01/01/2004 to 12/31/2004................................    1.159692        1.197478          623,300
  01/01/2005 to 12/31/2005................................    1.197478        1.204410          602,519


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.65% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
Janus Aggressive Growth Sub-Account(5) (previously Janus
  Growth Sub-Account)
  07/02/2001* to 12/31/2001...............................    0.951325        0.773392               --
  01/01/2002 to 12/31/2002................................    0.773392        0.526268           18,358
  01/01/2003 to 12/31/2003................................    0.526268        0.672453           86,569
  01/01/2004 to 12/31/2004................................    0.672453        0.717248           92,804
  01/01/2005 to 12/31/2005................................    0.717248        0.801329           90,456
Lazard Mid-Cap Sub-Account(11) (formerly Met/AIM Mid Cap
  Core Equity Sub-Account)
  05/01/2002** to 12/31/2002..............................    1.138107        0.963637            4,819
  01/01/2003 to 12/31/2003................................    0.963637        1.195970            9,739
  01/01/2004 to 12/31/2004................................    1.195970        1.345769           16,267
  01/01/2005 to 12/31/2005................................    1.345769        1.430490           18,719
T. Rowe Price Mid Cap Growth Sub-Account
  07/02/2001* to 12/31/2001...............................    0.930056        0.821903               --
  01/01/2002 to 12/31/2002................................    0.821903        0.452422            3,510
  01/01/2003 to 12/31/2003................................    0.452422        0.608080           14,309
  01/01/2004 to 12/31/2004................................    0.608080        0.704709           32,581
  01/01/2005 to 12/31/2005................................    0.704709        0.794604           32,961
Met/AIM Small Cap Growth Sub-Account
  05/01/2002** to 12/31/2002..............................    1.120619        0.844696            1,607
  01/01/2003 to 12/31/2003................................    0.844696        1.153810           25,080
  01/01/2004 to 12/31/2004................................    1.153810        1.207879           28,399
  01/01/2005 to 12/31/2005................................    1.207879        1.286381           28,295
RCM Global Technology Sub-Account
  07/02/2001* to 12/31/2001...............................    0.757161        0.608044               --
  01/01/2002 to 12/31/2002................................    0.608044        0.294674              132
  01/01/2003 to 12/31/2003................................    0.294674        0.456720           54,480
  01/01/2004 to 12/31/2004................................    0.456720        0.429854           21,837
  01/01/2005 to 12/31/2005................................    0.429854        0.469418               --
Harris Oakmark International Sub-Account (Class B)(6)
  05/01/2003** to 12/31/2003..............................    0.871714        1.168918               --
  01/01/2004 to 12/31/2004................................    1.168918        1.385719               --
  01/01/2005 to 12/31/2005................................    1.385719        1.551670               --
Harris Oakmark International Sub-Account (Class E)(7)
  05/01/2002** to 12/31/2002..............................    1.058133        0.881075               95
  01/01/2003 to 12/31/2003................................    0.881075        1.171300           27,562
  01/01/2004 to 12/31/2004................................    1.171300        1.390434           76,946
  01/01/2005 to 12/31/2005................................    1.390434        1.562972           57,282
MFS Research International Sub-Account
  07/02/2001* to 12/31/2001...............................    0.925713        0.845964               --
  01/01/2002 to 12/31/2002................................    0.845964        0.733917            9,503
  01/01/2003 to 12/31/2003................................    0.733917        0.953240           31,304
  01/01/2004 to 12/31/2004................................    0.953240        1.120997           45,583
  01/01/2005 to 12/31/2005................................    1.120997        1.283794           46,325
Neuberger Berman Berman Real Estate Sub-Account
  05/01/2004** to 12/31/2004..............................    9.998644       12.812153            2,126
  01/01/2005 to 12/31/2005................................   12.812153       14.277527            4,630
Oppenheimer Capital Appreciation Sub-Account
  05/01/2005** to 12/31/2005..............................    7.864311        8.525051               --
MetLife Conservative Allocation Portfolio
  05/01/2005** to 12/31/2005..............................    9.998644       10.282473               --


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.65% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
MetLife Conservative to Moderate Allocation Portfolio
  05/01/2005** to 12/31/2005..............................    9.998644       10.500037               --
MetLife Moderate Allocation Portfolio
  05/01/2005** to 12/31/2005..............................    9.998644       10.730452               --
MetLife Moderate to Aggressive Allocation Portfolio
  05/01/2005** to 12/31/2005..............................    9.998644       10.955933           22,845
MetLife Aggressive Portfolio
  05/01/2005** to 12/31/2005..............................    9.998644       11.131896               --



                                                                    1.90% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
American Funds Growth Sub-Account
  07/02/2001* to 12/31/2001...............................   11.902664       10.499323            3,986
  01/01/2002 to 12/31/2002................................   10.499323        7.782270           45,138
  01/01/2003 to 12/31/2003................................    7.782270       10.446540           56,743
  01/01/2004 to 12/31/2004................................   10.446540       11.530293           54,195
  01/01/2005 to 12/31/2005................................   11.530293       13.145857           45,865
American Funds Growth-Income Sub-Account
  07/02/2001* to 12/31/2001...............................    8.065993        7.809391              117
  01/01/2002 to 12/31/2002................................    7.809391        6.256713           66,264
  01/01/2003 to 12/31/2003................................    6.256713        8.129742           81,136
  01/01/2004 to 12/31/2004................................    8.129742        8.803852           63,638
  01/01/2005 to 12/31/2005................................    8.803852        9.142449           59,996
American Funds Global Small Capitalization Sub-Account
  07/02/2001* to 12/31/2001...............................    1.444756        1.330307              535
  01/01/2002 to 12/31/2002................................    1.330307        1.056569           20,279
  01/01/2003 to 12/31/2003................................    1.056569        1.591643           54,101
  01/01/2004 to 12/31/2004................................    1.591643        1.887702           75,489
  01/01/2005 to 12/31/2005................................    1.887702        2.321874          148,349


---------------
  * Date on which the Contract first became available.

 (1) Previously, the Balanced Subaccount. On April 30, 2004, the Balanced Portfolio merged into the MFS Total Return Portfolio.

 (2) Previously, the MFS Research Managers Subaccount. On April 30, 2004, the MFS Research Managers Portfolio merged into the MFS Investors Trust Portfolio.

 (3) Previously, the Janus Mid Cap Subaccount. On April 30, 2004, the FI Mid Cap Opportunities Portfolio merged into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio. Information shown for the FI Mid Cap Opportunities Subaccount (formerly the Janus Mid Cap Subaccount) reflects the unit value history of the Janus Mid Cap Subaccount through the date of the merger.

 (4) Previously, the FI Mid Cap Opportunities Subaccount. On April 30, 2004, the FI Mid Cap Opportunities Portfolio merged into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio.

 (5) Previously, the Janus Growth Subaccount. On April 28, 2003, the Janus Growth Portfolio merged into the Janus Aggressive Growth Portfolio. Information shown for the Janus Aggressive Growth Subaccount is based on the May 1, 2001 inception date of the Janus Growth Subaccount and reflects the accumulation unit value history of the Janus Growth Subaccount through the date of the merger.

 (6) The Harris Oakmark International Portfolio Class B shares are only available under Contracts issued on or after May 1, 2003.

 (7) The Harris Oakmark International Portfolio Class E shares are only available under Contracts issued prior to May 1, 2003.

 (8) The Western Asset Management U.S. Government, Western Asset Management Strategic Bond Opportunities, BlackRock Large Cap Value, Davis Venture Value, FI Value Leaders, Harris Oakmark Large Cap Value, Harris Oakmark Focused Value, MFS Investors Trust, BlackRock Strategic Value, FI International Stock, BlackRock Legacy Large Cap Growth, Jennison Growth and Loomis Sayles Small Cap Portfolios Class B shares are only available under Contracts issued on or after May 1, 2004.



 (9) The Western Asset Management U.S. Government, Western Asset Management Strategic Bond Opportunities, BlackRock Large Cap Value, Davis Venture Value, FI Value Leaders, Harris Oakmark Large Cap Value, Harris Oakmark Focused Value, MFS Investors Trust, BlackRock Strategic Value, FI International Stock, BlackRock Legacy Large Cap Growth, Jennison Growth and Loomis Sayles Small Cap Portfolios Class E shares are only available under Contracts issued prior to May 1, 2004.



(10) Effective May 1, 2006, Salomon Brothers U.S. Government Sub-Account changed its name to Western Asset Management U.S. Government Sub-Account, Salomon Brothers Strategic Bond Opportunities Sub-Account changed its name to Western Asset Management Strategic Bond Opportunities Sub-Account and Western Asset Management Company replaced Salomon Brothers Asset Management as Subadvisor.



(11) Effective December 19, 2005, MET/AIM Mid-Cap Core Equity Sub-Account changed its name to Lazard Mid-Cap Sub-Account and on December 19, 2005, Lazard Asset Investment LLC replaced AIM Capital Management, Inc. as Subadvisor.



(12) On or about April 29, 2005, the Met/Putnam Voyager Portfolio that had been offered as an Eligible Fund up through that date, merged with and into the Jennison Growth Portfolio.

                            ACCUMULATION UNIT VALUES
           (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGH THE PERIOD)

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                        CONDENSED FINANCIAL INFORMATION


                                                                    1.70% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
American Forerunner -- 1.70
BlackRock Money Market Sub-Account (Class B)
  07/02/2001* to 12/31/2001...............................    2.100065        2.108662       1,663,887
  01/01/2002 to 12/31/2002................................    2.108662        2.097260       4,061,865
  01/01/2003 to 12/31/2003................................    2.097260        2.073347       3,569,418
  01/01/2004 to 12/31/2004................................    2.073347        2.053265       2,392,304
  01/01/2005 to 12/31/2005................................    2.053265        2.071975       1,942,858
Lehman Brothers Aggregate Bond Index Sub-Account
  07/02/2001* to 12/31/2001...............................    1.088486        1.118152         274,931
  01/01/2002 to 12/31/2002................................    1.118152        1.208601       1,449,415
  01/01/2003 to 12/31/2003................................    1.208601        1.228394       1,978,940
  01/01/2004 to 12/31/2004................................    1.228394        1.254055       1,819,977
  01/01/2005 to 12/31/2005................................    1.254055        1.255819       1,813,763
Western Asset Management Strategic Bond Opportunities
  Sub-Account (Class B)(8)(10) (formerly Salomon Brothers
  Strategic Bond Opportunities Sub-Account (Class B))
  05/01/2004** to 12/31/2004..............................    1.813275        1.918495          31,750
  01/01/2005 to 12/31/2005................................    1.918495        1.934564         130,239
Western Asset Management Strategic Bond Opportunities
  Sub-Account (Class E)(9)(10) (formerly Salomon Brothers
  Strategic Bond Opportunities Sub-Account (Class E))
  07/02/2001* to 12/31/2001...............................    1.522054        1.554944         165,060
  01/01/2002 to 12/31/2002................................    1.554944        1.671871       1,042,646
  01/01/2003 to 12/31/2003................................    1.671871        1.849097       1,664,331
  01/01/2004 to 12/31/2004................................    1.849097        1.935587       1,585,780
  01/01/2005 to 12/31/2005................................    1.935587        1.953901       1,439,913
Western Asset Management U.S. Government Sub-Account
  (Class B)(8)(10) (formerly Salomon Brothers U.S.
  Government Sub-Account (Class B))
  05/01/2004** to 12/31/2004..............................    1.498756        1.531441          77,187
  01/01/2005 to 12/31/2005................................    1.531441        1.526638         174,838
Western Asset Management U.S. Government Sub-Account
  (Class E)(9)(10) (formerly Salomon Brothers U.S.
  Government Sub-Account (Class E))
  07/02/2001* to 12/31/2001...............................    1.406031        1.446117         353,452
  01/01/2002 to 12/31/2002................................    1.446117        1.530123       2,456,065
  01/01/2003 to 12/31/2003................................    1.530123        1.527621       2,163,056
  01/01/2004 to 12/31/2004................................    1.527621        1.543931       1,709,312
  01/01/2005 to 12/31/2005................................    1.543931        1.541954       1,548,201
BlackRock Bond Income Sub-Account (Class B)
  07/02/2001* to 12/31/2001...............................    3.596523        3.720899         407,618
  01/01/2002 to 12/31/2002................................    3.720899        3.956996       1,001,017
  01/01/2003 to 12/31/2003................................    3.956996        4.107492       1,240,121
  01/01/2004 to 12/31/2004................................    4.107492        4.206548       1,117,236
  01/01/2005 to 12/31/2005................................    4.206548        4.224943         954,902


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.70% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
MFS Total Return Sub-Account(1) (previously Balanced
  Sub-Account)
  07/02/2001* to 12/31/2001...............................    1.469458        1.440828         181,947
  01/01/2002 to 12/31/2002................................    1.440828        1.222127         881,791
  01/01/2003 to 12/31/2003................................    1.222127        1.437415       1,416,076
  01/01/2004 To 04/30/2004................................    1.437415        1.423459       1,653,745
MFS Total Return Sub-Account
  05/01/2004** to 12/31/2004..............................    3.493549        3.791151           5,563
  01/01/2005 to 12/31/2005................................    3.791151        3.833686         703,520
BlackRock Legacy Large Cap Growth Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.254193        2.465109          24,164
  01/01/2005 to 12/31/2005................................    2.465109        2.587356          28,810
BlackRock Legacy Large Cap Growth Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.929810        2.672035         160,718
  01/01/2002 to 12/31/2002................................    2.672035        1.753804         603,656
  01/01/2003 to 12/31/2003................................    1.753804        2.326154         761,914
  01/01/2004 to 12/31/2004................................    2.326154        2.483669         603,561
  01/01/2005 to 12/31/2005................................    2.483669        2.609226         474,499
Davis Venture Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.776756        2.982586          55,921
  01/01/2005 to 12/31/2005................................    2.982586        3.225573         176,343
Davis Venture Value Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.732567        2.588653         362,611
  01/01/2002 to 12/31/2002................................    2.588653        2.123779       1,875,489
  01/01/2003 to 12/31/2003................................    2.123779        2.729749       2,439,124
  01/01/2004 to 12/31/2004................................    2.729749        3.009453       2,460,437
  01/01/2005 to 12/31/2005................................    3.009453        3.258782       2,290,744
FI Value Leaders Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.226431        2.506373              --
  01/01/2005 to 12/31/2005................................    2.506373        2.721300          15,858
FI Value Leaders Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.536164        2.299078          59,189
  01/01/2002 to 12/31/2002................................    2.299078        1.818119         141,546
  01/01/2003 to 12/31/2003................................    1.818119        2.265506         155,473
  01/01/2004 to 12/31/2004................................    2.265506        2.529282         161,402
  01/01/2005 to 12/31/2005................................    2.529282        2.748572         156,798
Harris Oakmark Large Cap Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    1.193642        1.285543          17,312
  01/01/2005 to 12/31/2005................................    1.285543        1.243075          65,365
Harris Oakmark Large Cap Value Sub-Account (Class E)(9)
  05/01/2002** to 12/31/2002..............................    1.171754        0.959150         346,899
  01/01/2003 to 12/31/2003................................    0.959150        1.181930         848,193
  01/01/2004 to 12/31/2004................................    1.181930        1.293149         949,348
  01/01/2005 to 12/31/2005................................    1.293149        1.251800         914,208
MetLife Stock Index Sub-Account
  07/02/2001* to 12/31/2001...............................    3.661349        3.386818          48,928
  01/01/2002 to 12/31/2002................................    3.386818        2.579943         429,949
  01/01/2003 to 12/31/2003................................    2.579943        3.243457         892,566
  01/01/2004 to 12/31/2004................................    3.243457        3.516405         740,790
  01/01/2005 to 12/31/2005................................    3.516405        3.608581         608,861
MFS Investors Trust Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    7.575560        8.381102              --
  01/01/2005 to 12/31/2005................................    8.381102        8.808945              --


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.70% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
MFS Investors Trust Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    0.888975        0.822900          65,241
  01/01/2002 to 12/31/2002................................    0.822900        0.645272         357,005
  01/01/2003 to 12/31/2003................................    0.645272        0.770805         507,702
  01/01/2004 to 12/31/2004................................    0.770805        0.843241         695,894
  01/01/2005 to 12/31/2005................................    0.843241        0.888045         564,704
MFS Investors Trust Sub-Account(2) (previously MFS
  Research Managers Sub-Account)
  07/02/2001* to 12/31/2001...............................    0.969834        0.869044          20,965
  01/01/2002 to 12/31/2002................................    0.869044        0.647565         194,801
  01/01/2003 to 12/31/2003................................    0.647565        0.788920         234,214
  01/01/2004 To 04/30/2004................................    0.788920        0.802410         225,884
Jennison Growth Sub-Account (Class B)
  05/01/2005** to 12/31/2005..............................    0.400842        0.480537          14,379
Jennison Growth Sub-Account (Class E)
  05/01/2005** to 12/31/2005..............................    0.401132        0.481581         573,507
Jennison Growth Sub-Account (Class B)(8)(12) (previously
  Met/ Putnam Voyager Sub-Account (Class B))
  05/01/2004** to 12/31/2004..............................    0.417514        0.435000              --
  01/01/2005 to 4/30/2005.................................    0.435000        0.399715              --
Jennison Growth Sub-Account (Class E)(9)(12) (previously
  Met/ Putnam Voyager Sub-Account (Class E))
  07/02/2001* to 12/31/2001...............................    0.572465        0.489875         352,657
  01/01/2002 to 12/31/2002................................    0.489875        0.342094         798,408
  01/01/2003 to 12/31/2003................................    0.342094        0.422767         921,740
  01/01/2004 to 12/31/2004................................    0.422767        0.435018         729,436
  01/01/2005 to 4/30/2005.................................    0.435018        0.400005              --
BlackRock Investment Trust Sub-Account (Class B)
  07/02/2001* to 12/31/2001...............................    6.706564        6.116491          35,574
  01/01/2002 to 12/31/2002................................    6.116491        4.432809         100,630
  01/01/2003 to 12/31/2003................................    4.432809        5.661499         119,808
  01/01/2004 to 12/31/2004................................    5.661499        6.155683         125,671
  01/01/2005 to 12/31/2005................................    6.155683        6.252947         115,320
BlackRock Large Cap Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    1.062708        1.170033          66,119
  01/01/2005 to 12/31/2005................................    1.170033        1.214294         119,095
BlackRock Large Cap Value Sub-Account (Class E)(9)
  05/01/2002** to 12/31/2002..............................    1.000000        0.790820         121,578
  01/01/2003 to 12/31/2003................................    0.790820        1.052822         199,452
  01/01/2004 to 12/31/2004................................    1.052822        1.172910         296,236
  01/01/2005 to 12/31/2005................................    1.172910        1.218820         284,167
FI Mid Cap Opportunities Sub-Account(4)
  05/01/2002** to 12/31/2002..............................    1.000000        0.808737          45,544
  01/01/2003 to 12/31/2003................................    0.808737        1.129771         255,104
  01/01/2004 To 04/30/2004................................    1.129771        1.118440         309,471
Harris Oakmark Focused Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.914334        3.156174          30,148
  01/01/2005 to 12/31/2005................................    3.156174        3.404362         122,407
Harris Oakmark Focused Value Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.447531        2.560471         334,770
  01/01/2002 to 12/31/2002................................    2.560471        2.291097       2,067,511
  01/01/2003 to 12/31/2003................................    2.291097        2.983451       2,738,683
  01/01/2004 to 12/31/2004................................    2.983451        3.219636       2,546,970
  01/01/2005 to 12/31/2005................................    3.219636        3.476156       2,326,656


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.70% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
FI Mid Cap Opportunities Sub-Account(3) (previously Janus
  Mid Cap Sub-Account)
  07/02/2001* to 12/31/2001...............................    1.854664        1.526338          36,995
  01/01/2002 to 12/31/2002................................    1.526338        1.062807         109,598
  01/01/2003 to 12/31/2003................................    1.062807        1.403054         272,854
  01/01/2004 to 12/31/2004................................    1.403054        1.611447         327,760
  01/01/2005 to 12/31/2005................................    1.611447        1.689930         270,853
MetLife Mid Cap Stock Index Sub-Account
  07/02/2001* to 12/31/2001...............................    1.047843        1.025233          66,365
  01/01/2002 to 12/31/2002................................    1.025233        0.855652         639,277
  01/01/2003 to 12/31/2003................................    0.855652        1.131880       1,409,636
  01/01/2004 to 12/31/2004................................    1.131880        1.287679       1,292,709
  01/01/2005 to 12/31/2005................................    1.287679        1.418226       1,244,948
Neuberger Berman Mid Cap Value Sub-Account
  07/02/2001* to 12/31/2001...............................    1.538630        1.486683          20,342
  01/01/2002 to 12/31/2002................................    1.486683        1.316717         288,491
  01/01/2003 to 12/31/2003................................    1.316717        1.762691         658,288
  01/01/2004 to 12/31/2004................................    1.762691        2.125600       1,027,671
  01/01/2005 to 12/31/2005................................    2.125600        2.339149       1,264,582
Franklin Templeton Small Cap Growth Sub-Account
  07/02/2001* to 12/31/2001...............................    0.953235        0.877953          55,533
  01/01/2002 to 12/31/2002................................    0.877953        0.621095         741,502
  01/01/2003 to 12/31/2003................................    0.621095        0.882999         740,456
  01/01/2004 to 12/31/2004................................    0.882999        0.964844         773,936
  01/01/2005 to 12/31/2005................................    0.964844        0.990281         670,881
Loomis Sayles Small Cap Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.272561        2.569964          13,507
  01/01/2005 to 12/31/2005................................    2.569964        2.695468          40,758
Loomis Sayles Small Cap Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.323975        2.195813          83,016
  01/01/2002 to 12/31/2002................................    2.195813        1.691550         446,503
  01/01/2003 to 12/31/2003................................    1.691550        2.266443         614,034
  01/01/2004 to 12/31/2004................................    2.266443        2.589231         589,029
  01/01/2005 to 12/31/2005................................    2.589231        2.718089         564,579
Russell 2000 Index Sub-Account
  07/02/2001* to 12/31/2001...............................    1.208576        1.173386         102,424
  01/01/2002 to 12/31/2002................................    1.173386        0.915740         343,070
  01/01/2003 to 12/31/2003................................    0.915740        1.311881         539,219
  01/01/2004 to 12/31/2004................................    1.311881        1.514155         535,835
  01/01/2005 to 12/31/2005................................    1.514155        1.552724         501,978
BlackRock Strategic Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    1.592726        1.788307          50,656
  01/01/2005 to 12/31/2005................................    1.788307        1.826993         141,124
BlackRock Strategic Value Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    1.424505        1.391779         273,428
  01/01/2002 to 12/31/2002................................    1.391779        1.074305       2,295,466
  01/01/2003 to 12/31/2003................................    1.074305        1.583394       2,912,649
  01/01/2004 to 12/31/2004................................    1.583394        1.792726       2,961,741
  01/01/2005 to 12/31/2005................................    1.792726        1.832328       2,494,706
Morgan Stanley EAFE Index Sub-Account
  07/02/2001* to 12/31/2001...............................    0.937140        0.843508         226,647
  01/01/2002 to 12/31/2002................................    0.843508        0.690294         498,276
  01/01/2003 to 12/31/2003................................    0.690294        0.931131         682,309
  01/01/2004 to 12/31/2004................................    0.931131        1.091812         794,122
  01/01/2005 to 12/31/2005................................    1.091812        1.212282         787,078


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.70% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
FI International Stock Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    1.136711        1.295929           3,588
  01/01/2005 to 12/31/2005................................    1.295929        1.498226          39,455
FI International Stock Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    1.216918        1.110102          82,951
  01/01/2002 to 12/31/2002................................    1.110102        0.899044         955,576
  01/01/2003 to 12/31/2003................................    0.899044        1.130477       1,331,970
  01/01/2004 to 12/31/2004................................    1.130477        1.311588       1,176,505
  01/01/2005 to 12/31/2005................................    1.311588        1.519088       1,063,002
BlackRock Diversified Sub-Account (Class B)
  05/01/2004** to 12/31/2004..............................   33.491638       36.063514             239
  01/01/2005 to 12/31/2005................................   36.063514       36.456839             274
BlackRock Aggressive Growth Sub-Account (Class B)
  05/01/2004** to 12/31/2004..............................   31.991746       35.398525              --
  01/01/2005 to 12/31/2005................................   35.398525       38.434373             187
Oppenheimer Global Equity Sub-Account
  05/01/2004** to 12/31/2004..............................   12.481349       14.369004              --
  01/01/2005 to 12/31/2005................................   14.369004       16.384971           3,781
T. Rowe Price Large Cap Growth Sub-Account
  05/01/2004** to 12/31/2004..............................    1.098467        1.187953          11,541
  01/01/2005 to 12/31/2005................................    1.187953        1.241890         129,605
T. Rowe Price Small Cap Growth Sub-Account
  05/01/2004** to 12/31/2004..............................    1.211782        1.289331           2,226
  01/01/2005 to 12/31/2005................................    1.289331        1.403494         101,287
Lord Abbett Bond Debenture Sub-Account
  07/02/2001* to 12/31/2001...............................    1.342191        1.347712          42,539
  01/01/2002 to 12/31/2002................................    1.347712        1.317400         416,402
  01/01/2003 to 12/31/2003................................    1.317400        1.543333       1,444,826
  01/01/2004 to 12/31/2004................................    1.543333        1.641160       1,476,855
  01/01/2005 to 12/31/2005................................    1.641160        1.637668       1,558,814
PIMCO Total Return Sub-Account
  07/02/2001* to 12/31/2001...............................    1.006417        1.050940         562,362
  01/01/2002 to 12/31/2002................................    1.050940        1.129254       4,762,348
  01/01/2003 to 12/31/2003................................    1.129254        1.158024       6,709,034
  01/01/2004 to 12/31/2004................................    1.158024        1.195156       5,534,458
  01/01/2005 to 12/31/2005................................    1.195156        1.201476       5,367,521
Janus Aggressive Growth Sub-Account(5) (previously Janus
  Growth Sub-Account)
  07/02/2001* to 12/31/2001...............................    0.951244        0.773133         124,762
  01/01/2002 to 12/31/2002................................    0.773133        0.525828         514,392
  01/01/2003 to 12/31/2003................................    0.525828        0.671555         580,545
  01/01/2004 to 12/31/2004................................    0.671555        0.715931         445,932
  01/01/2005 to 12/31/2005................................    0.715931        0.799459         407,403
Lazard Mid-Cap Sub-Account(11) (formerly Met/AIM Mid Cap
  Core Equity Sub-Account)
  05/01/2002** to 12/31/2002..............................    1.137789        0.963044         137,723
  01/01/2003 to 12/31/2003................................    0.963044        1.194645         183,049
  01/01/2004 to 12/31/2004................................    1.194645        1.343604         300,534
  01/01/2005 to 12/31/2005................................    1.343604        1.427477         312,243
T. Rowe Price Mid Cap Growth Sub-Account
  07/02/2001* to 12/31/2001...............................    0.929877        0.821539          71,429
  01/01/2002 to 12/31/2002................................    0.821539        0.451995         409,032
  01/01/2003 to 12/31/2003................................    0.451995        0.607194         695,188
  01/01/2004 to 12/31/2004................................    0.607194        0.703329         811,663
  01/01/2005 to 12/31/2005................................    0.703329        0.792654       1,209,925


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.70% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
Met/AIM Small Cap Growth Sub-Account
  05/01/2002** to 12/31/2002..............................    1.120305        0.844170          79,574
  01/01/2003 to 12/31/2003................................    0.844170        1.152523         243,889
  01/01/2004 to 12/31/2004................................    1.152523        1.205926         292,038
  01/01/2005 to 12/31/2005................................    1.205926        1.283661         309,417
RCM Global Technology Sub-Account
  07/02/2001* to 12/31/2001...............................    0.757014        0.607775          18,155
  01/01/2002 to 12/31/2002................................    0.607775        0.294387         519,010
  01/01/2003 to 12/31/2003................................    0.294387        0.456051       1,399,521
  01/01/2004 to 12/31/2004................................    0.456051        0.429009       1,186,422
  01/01/2005 to 12/31/2005................................    0.429009        0.468262       1,144,765
Harris Oakmark International Sub-Account (Class B)(6)
  05/01/2003** to 12/31/2003..............................    0.871034        1.167616         123,103
  01/01/2004 to 12/31/2004................................    1.167616        1.383482         235,937
  01/01/2005 to 12/31/2005................................    1.383482        1.553879         394,697
Harris Oakmark International Sub-Account (Class E)(7)
  05/01/2002** to 12/31/2002..............................    1.057837        0.880537          37,801
  01/01/2003 to 12/31/2003................................    0.880537        1.169997         215,054
  01/01/2004 to 12/31/2004................................    1.169997        1.388191         296,319
  01/01/2005 to 12/31/2005................................    1.388191        1.559674         516,442
MFS Research International Sub-Account
  07/02/2001* to 12/31/2001...............................    0.925535        0.845591         121,011
  01/01/2002 to 12/31/2002................................    0.845591        0.733228         442,986
  01/01/2003 to 12/31/2003................................    0.733228        0.951860         634,773
  01/01/2004 to 12/31/2004................................    0.951860        1.118812         645,800
  01/01/2005 to 12/31/2005................................    1.118812        1.280653         709,181
Neuberger Berman Berman Real Estate Sub-Account
  05/01/2004** to 12/31/2004..............................    9.998603       12.807859          20,978
  01/01/2005 to 12/31/2005................................   12.807859       14.265628          53,375
Oppenheimer Capital Appreciation Sub-Account
  05/01/2005** to 12/31/2005..............................    7.847731        8.504261           6,071
MetLife Conservative Allocation Portfolio
  05/01/2005** to 12/31/2005..............................    9.998603       10.279023              --
MetLife Conservative to Moderate Allocation Portfolio
  05/01/2005** to 12/31/2005..............................    9.998603       10.496514              --
MetLife Moderate Allocation Portfolio
  05/01/2005** to 12/31/2005..............................    9.998603       10.726853          27,797
MetLife Moderate to Aggressive Allocation Portfolio
  05/01/2005** to 12/31/2005..............................    9.998603       10.952259          23,501
MetLife Aggressive Portfolio
  05/01/2005** to 12/31/2005..............................    9.998603       11.128164             540



                                                                    1.95% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
American Funds Growth Sub-Account
  07/02/2001* to 12/31/2001...............................   11.799521       10.405746          68,458
  01/01/2002 to 12/31/2002................................   10.405746        7.709043         494,235
  01/01/2003 to 12/31/2003................................    7.709043       10.343073         819,991
  01/01/2004 to 12/31/2004................................   10.343073       11.410370         909,262
  01/01/2005 to 12/31/2005................................   11.410370       13.002650         878,842


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.95% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
American Funds Growth-Income Sub-Account
  07/02/2001* to 12/31/2001...............................    7.996107        7.739803         100,571
  01/01/2002 to 12/31/2002................................    7.739803        6.197869         534,754
  01/01/2003 to 12/31/2003................................    6.197869        8.049268         962,599
  01/01/2004 to 12/31/2004................................    8.049268        8.712336         949,614
  01/01/2005 to 12/31/2005................................    8.712336        9.042904         878,348
American Funds Global Small Capitalization Sub-Account
  07/02/2001* to 12/31/2001...............................    1.442464        1.327864         105,244
  01/01/2002 to 12/31/2002................................    1.327864        1.054096         469,062
  01/01/2003 to 12/31/2003................................    1.054096        1.587124         820,699
  01/01/2004 to 12/31/2004................................    1.587124        1.881399         926,661
  01/01/2005 to 12/31/2005................................    1.881399        2.312969       1,142,032


------------
  * Date on which the Contract first became available.
 ** Date on which the Subaccount first became available.

 (1) Previously, the Balanced Subaccount. On April 30, 2004, the Balanced Portfolio merged into the MFS Total Return Portfolio.

 (2) Previously, the MFS Research Managers Subaccount. On April 30, 2004, the MFS Research Managers Portfolio merged into the MFS Investors Trust Portfolio.

 (3) Previously, the Janus Mid Cap Subaccount. On April 30, 2004, the FI Mid Cap Opportunities Portfolio merged into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio. Information shown for the FI Mid Cap Opportunities Subaccount (formerly the Janus Mid Cap Subaccount) reflects the unit value history of the Janus Mid Cap Subaccount through the date of the merger.

 (4) Previously, the FI Mid Cap Opportunities Subaccount. On April 30, 2004, the FI Mid Cap Opportunities Portfolio merged into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio.

 (5) Previously, the Janus Growth Subaccount. On April 28, 2003, the Janus Growth Portfolio merged into the Janus Aggressive Growth Portfolio. Information shown for the Janus Aggressive Growth Subaccount is based on the May 1, 2001 inception date of the Janus Growth Subaccount and reflects the accumulation unit value history of the Janus Growth Subaccount through the date of the merger.

 (6) The Harris Oakmark International Portfolio Class B shares are only available under Contracts issued on or after May 1, 2003.

 (7) The Harris Oakmark International Portfolio Class E shares are only available under Contracts issued prior to May 1, 2003.


 (8) The Western Asset Management U.S. Government, Western Asset Management Strategic Bond Opportunities, BlackRock Large Cap Value, Davis Venture Value, FI Value Leaders, Harris Oakmark Large Cap Value, Harris Oakmark Focused Value, MFS Investors Trust, BlackRock Strategic Value, FI International Stock, BlackRock Legacy Large Cap Growth, Jennison Growth and Loomis Sayles Small Cap Portfolios Class B shares are only available under Contracts issued on or after May 1, 2004.



 (9) The Western Asset Management U.S. Government, Western Asset Management Strategic Bond Opportunities, BlackRock Large Cap Value, Davis Venture Value, FI Value Leaders, Harris Oakmark Large Cap Value, Harris Oakmark Focused Value, MFS Investors Trust, BlackRock Strategic Value, FI International Stock, BlackRock Legacy Large Cap Growth, Jennison Growth and Loomis Sayles Small Cap Portfolios Class E shares are only available under Contracts issued prior to May 1, 2004.



(10) Effective May 1, 2006, Salomon Brothers U.S. Government Sub-Account changed its name to Western Asset Management U.S. Government Sub-Account, Salomon Brothers Strategic Bond Opportunities Sub-Account changed its name to Western Asset Management Strategic Bond Opportunities Sub-Account and Western Asset Management Company replaced Salomon Brothers Asset Management as Subadvisor.

(11) Effective December 19, 2005, MET/AIM Mid-Cap Core Equity Sub-Account changed its name to Lazard Mid-Cap Sub-Account and on December 19, 2005, Lazard Asset Investment LLC replaced AIM Capital Management, Inc. as Subadvisor.



(12) On or about April 29, 2005, the Met/Putnam Voyager Portfolio that had been offered as an Eligible Fund up through that date, merged with and into the Jennison Growth Portfolio.

                            ACCUMULATION UNIT VALUES
           (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGH THE PERIOD)

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                        CONDENSED FINANCIAL INFORMATION


                                                                    1.75% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
American Forerunner -- 1.75
BlackRock Money Market Sub-Account (Class B)
  07/02/2001* to 12/31/2001...............................    2.081394        2.089393           3,726
  01/01/2002 to 12/31/2002................................    2.089393        2.077056         115,911
  01/01/2003 to 12/31/2003................................    2.077056        2.052347         206,527
  01/01/2004 to 12/31/2004................................    2.052347        2.031450         278,708
  01/01/2005 to 12/31/2005................................    2.031450        2.048939         185,112
Lehman Brothers Aggregate Bond Index Sub-Account
  07/02/2001* to 12/31/2001...............................    1.087046        1.116398          62,580
  01/01/2002 to 12/31/2002................................    1.116398        1.206098         196,049
  01/01/2003 to 12/31/2003................................    1.206098        1.225242         367,394
  01/01/2004 to 12/31/2004................................    1.225242        1.250210         515,898
  01/01/2005 to 12/31/2005................................    1.250210        1.251344         482,756
Western Asset Management Strategic Bond Opportunities
  Sub-Account (Class B)(8)(10) (formerly Salomon Brothers
  Strategic Bond Opportunities Sub-Account (Class B))
  05/01/2004** to 12/31/2004..............................    1.804672        1.908760          51,649
  01/01/2005 to 12/31/2005................................    1.908760        1.923788          95,345
Western Asset Management Strategic Board Opportunities
  Sub-Account (Class E)(9)(10) (formerly Salomon Brothers
  Strategic Bond Opportunities Sub-Account (Class E))
  07/02/2001* to 12/31/2001...............................    1.516984        1.549379          38,272
  01/01/2002 to 12/31/2002................................    1.549379        1.665060         132,507
  01/01/2003 to 12/31/2003................................    1.665060        1.840643         154,353
  01/01/2004 to 12/31/2004................................    1.840643        1.925771         164,886
  01/01/2005 to 12/31/2005................................    1.925771        1.943023         160,582
Western Asset Management U.S. Government Sub-Account
  (Class B)(8)(10) (formerly Salomon Brothers U.S.
  Government Sub-Account (Class B))
  05/01/2004** to 12/31/2004..............................    1.491645        1.523669          77,794
  01/01/2005 to 12/31/2005................................    1.523669        1.518134         234,270
Western Asset Management U.S. Government Sub-Account
  (Class E)(9)(10) (formerly Salomon Brothers U.S.
  Government Sub-Account (Class E))
  07/02/2001* to 12/31/2001...............................    1.401347        1.440939          61,324
  01/01/2002 to 12/31/2002................................    1.440939        1.523888         241,884
  01/01/2003 to 12/31/2003................................    1.523888        1.520638         298,044
  01/01/2004 to 12/31/2004................................    1.520638        1.536104         314,814
  01/01/2005 to 12/31/2005................................    1.536104        1.533371         287,868
BlackRock Bond Income Sub-Account (Class B)
  07/02/2001* to 12/31/2001...............................    3.564549        3.686901          21,660
  01/01/2002 to 12/31/2002................................    3.686901        3.918881         103,404
  01/01/2003 to 12/31/2003................................    3.918881        4.065889         139,465
  01/01/2004 to 12/31/2004................................    4.065889        4.161855         194,839
  01/01/2005 to 12/31/2005................................    4.161855        4.177970         201,187


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.75% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
MFS Total Return Sub-Account(1) (previously Balanced
  Sub-Account)
  07/02/2001* to 12/31/2001...............................    1.464563        1.435667           1,192
  01/01/2002 to 12/31/2002................................    1.435667        1.217133          66,379
  01/01/2003 to 12/31/2003................................    1.217133        1.430821          95,693
  01/01/2004 To 04/30/2004................................    1.430821        1.416697          76,285
BlackRock Legacy Large Cap Growth Sub-Account (Class B)(8)
  05/01/2004* to 12/31/2004...............................    2.243496        2.452599           2,210
  01/01/2005 to 12/31/2005................................    2.452599        2.572942          20,789
BlackRock Legacy Large Cap Growth Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.920053        2.662472           3,467
  01/01/2002 to 12/31/2002................................    2.662472        1.746649          35,532
  01/01/2003 to 12/31/2003................................    1.746649        2.315518          54,177
  01/01/2004 to 12/31/2004................................    2.315518        2.471073          77,526
  01/01/2005 to 12/31/2005................................    2.471073        2.594700          73,945
Davis Venture Value Sub-Account (Class B)(8)
  05/01/2004* to 12/31/2004...............................    2.763584        2.967454         118,920
  01/01/2005 to 12/31/2005................................    2.967454        3.207608         264,817
Davis Venture Value Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.723469        2.579391          24,718
  01/01/2002 to 12/31/2002................................    2.579391        2.115126          83,313
  01/01/2003 to 12/31/2003................................    2.115126        2.717278         186,217
  01/01/2004 to 12/31/2004................................    2.717278        2.994202         211,415
  01/01/2005 to 12/31/2005................................    2.994202        3.240652         201,782
FI Value Leaders Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.214200        2.491778              --
  01/01/2005 to 12/31/2005................................    2.491778        2.704105          10,968
FI Value Leaders Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.525819        2.289129           2,385
  01/01/2002 to 12/31/2002................................    2.289129        1.809350           4,199
  01/01/2003 to 12/31/2003................................    1.809350        2.253454           2,026
  01/01/2004 to 12/31/2004................................    2.253454        2.514566           6,254
  01/01/2005 to 12/31/2005................................    2.514566        2.731219          16,611
Harris Oakmark Large Cap Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    1.190373        1.281597          65,000
  01/01/2005 to 12/31/2005................................    1.281597        1.238642         126,276
Harris Oakmark Large Cap Value Sub-Account (Class E)(9)
  05/01/2002** to 12/31/2002..............................    1.169719        0.957165           6,240
  01/01/2003 to 12/31/2003................................    0.957165        1.178909         133,374
  01/01/2004 to 12/31/2004................................    1.178909        1.289198         194,259
  01/01/2005 to 12/31/2005................................    1.289198        1.247353         171,490
MetLife Stock Index Sub-Account
  07/02/2001* to 12/31/2001...............................    3.640953        3.367114           1,602
  01/01/2002 to 12/31/2002................................    3.367114        2.563650          12,885
  01/01/2003 to 12/31/2003................................    2.563650        3.221364          43,016
  01/01/2004 to 12/31/2004................................    3.221364        3.490703          64,423
  01/01/2005 to 12/31/2005................................    3.490703        3.580420          97,762
MFS Investors Trust Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    7.556583        8.357337              --
  01/01/2005 to 12/31/2005................................    8.357337        8.779589              --
MFS Investors Trust Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    0.888009        0.821799              --
  01/01/2002 to 12/31/2002................................    0.821799        0.644076             113
  01/01/2003 to 12/31/2003................................    0.644076        0.768987              --
  01/01/2004 to 12/31/2004................................    0.768987        0.840830          20,198
  01/01/2005 to 12/31/2005................................    0.840830        0.885065          20,198


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.75% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
MFS Investors Trust Sub-Account(2) (previously MFS
  Research Managers Sub-Account)
  07/02/2001* to 12/31/2001...............................    0.968779        0.867885              --
  01/01/2002 to 12/31/2002................................    0.867885        0.646387          34,021
  01/01/2003 to 12/31/2003................................    0.646387        0.787096          41,109
  01/01/2004 To 04/30/2004................................    0.787096        0.800424          47,051
Jennison Growth Sub-Account (Class B)
  05/01/2005** to 12/31/2005..............................    0.399839        0.479176           4,640
Jennison Growth Sub-Account (Class E)
  05/01/2005** to 12/31/2005..............................    0.400119        0.480206          72,925
Jennison Growth Sub-Account (Class B)(8)(12) (previously
  Met/ Putnam Voyager Sub-Account (Class B))
  05/01/2004** to 12/31/2004..............................    0.416677        0.433984              --
  01/01/2005 to 4/30/2005.................................    0.433984        0.398717              --
Jennison Growth Sub-Account (Class E)(9)(12) (previously
  Met/ Putnam Voyager Sub-Account (Class E))
  07/02/2001* to 12/31/2001...............................    0.572129        0.489463           9,969
  01/01/2002 to 12/31/2002................................    0.489463        0.341629          47,944
  01/01/2003 to 12/31/2003................................    0.341629        0.421983          80,148
  01/01/2004 to 12/31/2004................................    0.421983        0.433993          74,239
  01/01/2005 to 4/30/2005.................................    0.433993        0.398997              --
BlackRock Investment Trust Sub-Account (Class B)
  07/02/2001* to 12/31/2001...............................    6.646372        6.060088              --
  01/01/2002 to 12/31/2002................................    6.060088        4.389732             474
  01/01/2003 to 12/31/2003................................    4.389732        5.603676           1,915
  01/01/2004 to 12/31/2004................................    5.603676        6.089758           8,720
  01/01/2005 to 12/31/2005................................    6.089758        6.182898          11,905
BlackRock Large Cap Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    1.061641        1.168471           8,354
  01/01/2005 to 12/31/2005................................    1.168471        1.212068          95,691
BlackRock Large Cap Value Sub-Account (Class E)(9)
  05/01/2002** to 12/31/2002..............................    1.000000        0.790550             177
  01/01/2003 to 12/31/2003................................    0.790550        1.051924          39,697
  01/01/2004 to 12/31/2004................................    1.051924        1.171322          55,769
  01/01/2005 to 12/31/2005................................    1.171322        1.216563          55,882
FI Mid Cap Opportunities Sub-Account(4)
  05/01/2002** to 12/31/2002..............................    1.000000        0.808467             100
  01/01/2003 to 12/31/2003................................    0.808467        1.128826           1,646
  01/01/2004 To 04/30/2004................................    1.128826        1.117321          29,700
Harris Oakmark Focused Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.898327        3.137798          61,517
  01/01/2005 to 12/31/2005................................    3.137798        3.382855          84,795
Harris Oakmark Focused Value Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.437546        2.549392          37,773
  01/01/2002 to 12/31/2002................................    2.549392        2.280051         155,827
  01/01/2003 to 12/31/2003................................    2.280051        2.967584         250,141
  01/01/2004 to 12/31/2004................................    2.967584        3.200907         299,987
  01/01/2005 to 12/31/2005................................    3.200907        3.454213         275,447
FI Mid Cap Opportunities Sub-Account(3) (previously Janus
  Mid Cap Sub-Account)
  07/02/2001* to 12/31/2001...............................    1.850647        1.522653           1,120
  01/01/2002 to 12/31/2002................................    1.522653        1.059709           7,895
  01/01/2003 to 12/31/2003................................    1.059709        1.398268          16,456
  01/01/2004 to 12/31/2004................................    1.398268        1.605146          76,130
  01/01/2005 to 12/31/2005................................    1.605146        1.682482          88,921


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.75% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
MetLife Mid Cap Stock Index Sub-Account
  07/02/2001* to 12/31/2001...............................    1.047323        1.024468          11,128
  01/01/2002 to 12/31/2002................................    1.024468        0.854588         105,536
  01/01/2003 to 12/31/2003................................    0.854588        1.129909         134,757
  01/01/2004 to 12/31/2004................................    1.129909        1.284793         241,100
  01/01/2005 to 12/31/2005................................    1.284793        1.414342         266,741
Neuberger Berman Mid Cap Value Sub-Account
  07/02/2001* to 12/31/2001...............................    1.536596        1.484349              --
  01/01/2002 to 12/31/2002................................    1.484349        1.313988          26,949
  01/01/2003 to 12/31/2003................................    1.313988        1.758158          63,043
  01/01/2004 to 12/31/2004................................    1.758158        2.119071         112,493
  01/01/2005 to 12/31/2005................................    2.119071        2.330802         161,509
Franklin Templeton Small Cap Growth Sub-Account
  07/02/2001* to 12/31/2001...............................    0.953154        0.877663           4,721
  01/01/2002 to 12/31/2002................................    0.877663        0.620592         174,872
  01/01/2003 to 12/31/2003................................    0.620592        0.881848         118,928
  01/01/2004 to 12/31/2004................................    0.881848        0.963104         135,981
  01/01/2005 to 12/31/2005................................    0.963104        0.988003         138,822
Loomis Sayles Small Cap Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.261212        2.556283          38,448
  01/01/2005 to 12/31/2005................................    2.556283        2.679782          58,542
Loomis Sayles Small Cap Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.315655        2.187411          28,649
  01/01/2002 to 12/31/2002................................    2.187411        1.684230          87,636
  01/01/2003 to 12/31/2003................................    1.684230        2.255498         142,245
  01/01/2004 to 12/31/2004................................    2.255498        2.575436         151,792
  01/01/2005 to 12/31/2005................................    2.575436        2.702260         100,066
Russell 2000 Index Sub-Account
  07/02/2001* to 12/31/2001...............................    1.206977        1.171534             179
  01/01/2002 to 12/31/2002................................    1.171534        0.913844          23,573
  01/01/2003 to 12/31/2003................................    0.913844        1.308508          99,526
  01/01/2004 to 12/31/2004................................    1.308508        1.509505         163,286
  01/01/2005 to 12/31/2005................................    1.509505        1.547185         203,208
BlackRock Strategic Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    1.589679        1.784294         148,765
  01/01/2005 to 12/31/2005................................    1.784294        1.821985         203,709
BlackRock Strategic Value Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    1.423799        1.390747          20,109
  01/01/2002 to 12/31/2002................................    1.390747        1.072963         127,030
  01/01/2003 to 12/31/2003................................    1.072963        1.580633         210,395
  01/01/2004 to 12/31/2004................................    1.580633        1.788704         335,614
  01/01/2005 to 12/31/2005................................    1.788704        1.821985         319,903
Morgan Stanley EAFE Index Sub-Account
  07/02/2001* to 12/31/2001...............................    0.935900        0.842180          11,455
  01/01/2002 to 12/31/2002................................    0.842180        0.688853          24,171
  01/01/2003 to 12/31/2003................................    0.688853        0.928722          92,621
  01/01/2004 to 12/31/2004................................    0.928722        1.088442         170,719
  01/01/2005 to 12/31/2005................................    1.088442        1.207937         150,731
FI International Stock Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    1.129334        1.287093          41,739
  01/01/2005 to 12/31/2005................................    1.287093        1.487269          61,754


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.75% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
FI International Stock Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    1.210739        1.104195           7,748
  01/01/2002 to 12/31/2002................................    1.104195        0.893799          76,640
  01/01/2003 to 12/31/2003................................    0.893799        1.123316         144,888
  01/01/2004 to 12/31/2004................................    1.123316        1.302626         141,794
  01/01/2005 to 12/31/2005................................    1.302626        1.507957         138,161
BlackRock Diversified Sub-Account (Class B)
  05/01/2004** to 12/31/2004..............................   33.194386       35.731588           2,864
  01/01/2005 to 12/31/2005................................   35.731588       36.103287           3,629
BlackRock Aggressive Growth Sub-Account (Class B)
  05/01/2004** to 12/31/2004..............................   31.736430       35.104377              64
  01/01/2005 to 12/31/2005................................   35.104377       38.096005           1,812
Oppenheimer Global Equity Sub-Account
  05/01/2004** to 12/31/2004..............................   12.436666       14.312817             198
  01/01/2005 to 12/31/2005................................   14.312817       16.312769           1,060
T. Rowe Price Large Cap Growth Sub-Account
  05/01/2004** to 12/31/2004..............................    1.095457        1.184306          51,500
  01/01/2005 to 12/31/2005................................    1.184306        1.237459         147,785
T.Rowe Price Small Cap Growth Sub-Account
  05/01/2004** to 12/31/2004..............................    1.207441        1.284287           3,681
  01/01/2005 to 12/31/2005................................    1.284287        1.397307          13,664
Lord Abbett Bond Debenture Sub-Account
  07/02/2001* to 12/31/2001...............................    1.338725        1.343890          38,193
  01/01/2002 to 12/31/2002................................    1.343890        1.313005         209,548
  01/01/2003 to 12/31/2003................................    1.313005        1.537430         232,356
  01/01/2004 to 12/31/2004................................    1.537430        1.634064         377,650
  01/01/2005 to 12/31/2005................................    1.634064        1.629774         419,612
PIMCO Total Return Sub-Account
  07/02/2001* to 12/31/2001...............................    1.006224        1.050481          67,026
  01/01/2002 to 12/31/2002................................    1.050481        1.128196         209,548
  01/01/2003 to 12/31/2003................................    1.128196        1.156359         600,340
  01/01/2004 to 12/31/2004................................    1.156359        1.192840         980,317
  01/01/2005 to 12/31/2005................................    1.192840        1.198549       1,194,322
Janus Aggressive Growth Sub-Account(5) (previously Janus
  Growth Sub-Account)
  07/02/2001* to 12/31/2001...............................    0.951163        0.772873          10,431
  01/01/2002 to 12/31/2002................................    0.772873        0.525388          40,581
  01/01/2003 to 12/31/2003................................    0.525388        0.670658          87,936
  01/01/2004 to 12/31/2004................................    0.670658        0.714616          93,534
  01/01/2005 to 12/31/2005................................    0.714616        0.797594         186,763
Lazard Mid-Cap Sub-Account(11) (formerly Met/AIM Mid Cap
  Core Equity Sub-Account)
  05/01/2002** to 12/31/2002..............................    1.137471        0.962451              88
  01/01/2003 to 12/31/2003................................    0.962451        1.193316          64,371
  01/01/2004 to 12/31/2004................................    1.193316        1.341436         111,251
  01/01/2005 to 12/31/2005................................    1.341436        1.424464         124,480
T. Rowe Price Mid Cap Growth Sub-Account
  07/02/2001* to 12/31/2001...............................    0.929697        0.821174          21,033
  01/01/2002 to 12/31/2002................................    0.821174        0.451565          97,033
  01/01/2003 to 12/31/2003................................    0.451565        0.606324         140,811
  01/01/2004 to 12/31/2004................................    0.606324        0.701969         275,114
  01/01/2005 to 12/31/2005................................    0.701969        0.790727         370,784


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.75% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
Met/AIM Small Cap Growth Sub-Account
  05/01/2002** to 12/31/2002..............................    1.119992        0.843658           2,402
  01/01/2003 to 12/31/2003................................    0.843658        1.151241          16,115
  01/01/2004 to 12/31/2004................................    1.151241        1.203982          88,267
  01/01/2005 to 12/31/2005................................    1.203982        1.280953          75,044
RCM Global Technology Sub-Account
  07/02/2001* to 12/31/2001...............................    0.756868        0.607511             541
  01/01/2002 to 12/31/2002................................    0.607511        0.294110          48,205
  01/01/2003 to 12/31/2003................................    0.294110        0.455407         110,818
  01/01/2004 to 12/31/2004................................    0.455407        0.428188         250,575
  01/01/2005 to 12/31/2005................................    0.428188        0.467133         245,900
Harris Oakmark International Sub-Account (Class E)(7)
  05/01/2002** to 12/31/2002..............................    1.057541        0.879995              95
  01/01/2003 to 12/31/2003................................    0.879995        1.168691          21,408
  01/01/2004 to 12/31/2004................................    1.168691        1.385947          69,855
  01/01/2005 to 12/31/2005................................    1.385947        1.556376          48,223
Harris Oakmark International Sub-Account (Class B)(6)
  05/01/2003** to 12/31/2003..............................    0.870354        1.166319          10,812
  01/01/2004 to 12/31/2004................................    1.166319        1.381253          90,003
  01/01/2005 to 12/31/2005................................    1.381253        1.550602         248,819
MFS Research International Sub-Account
  07/02/2001* to 12/31/2001...............................    0.925357        0.845217           9,822
  01/01/2002 to 12/31/2002................................    0.845217        0.732535          63,544
  01/01/2003 to 12/31/2003................................    0.732535        0.950484          66,468
  01/01/2004 to 12/31/2004................................    0.950484        1.116635         190,556
  01/01/2005 to 12/31/2005................................    1.116635        1.277525         182,570
Neuberger Berman Berman Real Estate Sub-Account
  05/01/2004** to 12/31/2004..............................    9.998562       12.803566          18,087
  01/01/2005 to 12/31/2005................................   12.803566       14.253740          32,011
Oppenheimer Capital Appreciation Sub-Account
  05/01/2005** to 12/31/2005..............................    7.831187        8.483521              --
MetLife Conservative Appreciation Portfolio
  5/1/2005** to 12/31/2005................................    9.998562       10.275574              --
MetLife Conservative to Moderate Appreciation Portfolio
  5/1/2005** to 12/31/2005................................    9.998562       10.492999              --
MetLife Moderate Allocation Portfolio
  5/1/2005** to 12/31/2005................................    9.998562       10.723254          56,832
MetLife Moderate to Aggressive Allocation Portfolio
  5/1/2005** to 12/31/2005................................    9.998562       10.948585             215
MetLife Aggressive Allocation Portfolio
  5/1/2005** to 12/31/2005................................    9.998562       11.124432              --



                                                                    2.00% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
American Funds Growth Sub-Account
  07/02/2001* to 12/31/2001...............................   11.697271       10.312989           9,898
  01/01/2002 to 12/31/2002................................   10.312989        7.636492          41,293
  01/01/2003 to 12/31/2003................................    7.636492       10.240627          77,558
  01/01/2004 to 12/31/2004................................   10.240627       11.291691         133,562
  01/01/2005 to 12/31/2005................................   11.291691       12.860999         183,013


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    2.00% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
American Funds Growth-Income Sub-Account
  07/02/2001* to 12/31/2001...............................    7.926827        7.670819          15,325
  01/01/2002 to 12/31/2002................................    7.670819        6.139539          41,293
  01/01/2003 to 12/31/2003................................    6.139539        7.969526         117,873
  01/01/2004 to 12/31/2004................................    7.969526        8.621702         185,434
  01/01/2005 to 12/31/2005................................    8.621702        8.944370         193,613
American Funds Global Small Capitalization Sub-Account
  07/02/2001* to 12/31/2001...............................    1.440175        1.325422           4,070
  01/01/2002 to 12/31/2002................................    1.325422        1.051628          31,805
  01/01/2003 to 12/31/2003................................    1.051628        1.582616          65,892
  01/01/2004 to 12/31/2004................................    1.582616        1.875116         218,216
  01/01/2005 to 12/31/2005................................    1.875116        2.304096         372,962


------------
  * Date on which the Contract first became available.
 (1) Previously, the Balanced Subaccount. On April 30, 2004, the Balanced Portfolio merged into the MFS Total Return Portfolio.

 (2) Previously, the MFS Research Managers Subaccount. On April 30, 2004, the MFS Research Managers Portfolio merged into the MFS Investors Trust Portfolio.

 (3) Previously, the Janus Mid Cap Subaccount. On April 30, 2004, the FI Mid Cap Opportunities Portfolio merged into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio. Information shown for the FI Mid Cap Opportunities Subaccount (formerly the Janus Mid Cap Subaccount) reflects the unit value history of the Janus Mid Cap Subaccount through the date of the merger.

 (4) Previously, the FI Mid Cap Opportunities Subaccount. On April 30, 2004, the FI Mid Cap Opportunities Portfolio merged into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio.

 (5) Previously, the Janus Growth Subaccount. On April 28, 2003, the Janus Growth Portfolio merged into the Janus Aggressive Growth Portfolio. Information shown for the Janus Aggressive Growth Subaccount is based on the May 1, 2001 inception date of the Janus Growth Subaccount and reflects the accumulation unit value history of the Janus Growth Subaccount through the date of the merger.

 (6) The Harris Oakmark International Portfolio Class B shares are only available under Contracts issued on or after May 1, 2003.

 (7) The Harris Oakmark International Portfolio Class E shares are only available under Contracts issued prior to May 1, 2003.


 (8) The Western Asset Management U.S. Government, Western Asset Management Strategic Bond Opportunities, BlackRock Large Cap Value, Davis Venture Value, FI Value Leaders, Harris Oakmark Large Cap Value, Harris Oakmark Focused Value, MFS Investors Trust, BlackRock Strategic Value, FI International Stock, BlackRock Legacy Large Cap Growth, Jennison Growth and Loomis Sayles Small Cap Portfolios Class B shares are only available under Contracts issued on or after May 1, 2004.



 (9) The Western Asset Management U.S. Government, Western Asset Management Strategic Bond Opportunities, BlackRock Large Cap Value, Davis Venture Value, FI Value Leaders, Harris Oakmark Large Cap Value, Harris Oakmark Focused Value, MFS Investors Trust, BlackRock Strategic Value, FI International Stock, BlackRock Legacy Large Cap Growth, Jennison Growth and Loomis Sayles Small Cap Portfolios Class E shares are only available under Contracts issued prior to May 1, 2004.



(10) Effective May 1, 2006, Salomon Brothers U.S. Government Sub-Account changed its name to Western Asset Management U.S. Government Sub-Account, Salomon Brothers Strategic Bond Opportunities Sub-Account changed its name to Western Asset Management Strategic Bond Opportunities Sub-Account and Western Asset Management Company replaced Salomon Brothers Asset Management as Subadvisor.

(11) Effective December 19, 2005, MET/AIM Mid-Cap Core Equity Sub-Account changed its name to Lazard Mid-Cap Sub-Account and on December 19, 2005, Lazard Asset Investment LLC replaced AIM Capital Management, Inc. as Subadvisor.



(12) On or about April 29, 2005, the Met/Putnam Voyager Portfolio that had been offered as an Eligible Fund up through that date, merged with and into the Jennison Growth Portfolio.

                            ACCUMULATION UNIT VALUES
           (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGH THE PERIOD)

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                        CONDENSED FINANCIAL INFORMATION


                                                                    1.80% VARIABLE ACCOUNT CHARGE
                                                                (AVAILABLE ON AND AFTER MAY 1, 2003)
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
American Forerunner -- 1.80
BlackRock Money Market Sub-Account (Class B)
  01/01/2003** to 12/31/2003..............................    2.057093        2.031611         363,801
  01/01/2004 to 12/31/2004................................    2.031611        2.009917         776,610
  01/01/2005 to 12/31/2005................................    2.009917        2.026210         635,276
Lehman Brothers Aggregate Bond Index Sub-Account
  01/01/2003** to 12/31/2003..............................    1.203721        1.222219         441,288
  01/01/2004 to 12/31/2004................................    1.222219        1.246500         756,101
  01/01/2005 to 12/31/2005................................    1.246500        1.247009         916,786
Western Asset Management Strategic Bond Opportunities
  Sub-Account (Class B)(8)(10) (formerly Salomon Brothers
  Strategic Bond Opportunities Sub-Account (Class B))
  05/01/2004** to 12/31/2004..............................    1.796110        1.899074         223,334
  01/01/2005 to 12/31/2005................................    1.899074        1.193072         638,825
Western Asset Management Strategic Bond Opportunities
  Sub-Account (Class E)(9)(10) (formerly Salomon Brothers
  Strategic Bond Opportunities Sub-Account (Class E))
  01/01/2003** to 12/31/2003..............................    1.658262        1.832210         829,237
  01/01/2004 to 12/31/2004................................    1.832210        1.915988       1,171,738
  01/01/2005 to 12/31/2005................................    1.915988        1.932189       1,360,213
Western Asset Management U.S. Government Sub-Account
  (Class B)(8)(10) (formerly Salomon Brothers U.S.
  Government Sub-Account (Class B))
  05/01/2004** to 12/31/2004..............................    1.484568        1.515937         144,046
  01/01/2005 to 12/31/2005................................    1.515937        1.509677         374,474
Western Asset Management U.S. Government Sub-Account
  (Class E)(9)(10) (formerly Salomon Brothers U.S.
  Government Sub-Account (Class E))
  01/01/2003** to 12/31/2003..............................    1.517679        1.513685         718,528
  01/01/2004 to 12/31/2004................................    1.513685        1.528314         985,830
  01/01/2005 to 12/31/2005................................    1.528314        1.524834         731,976
BlackRock Bond Income Sub-Account (Class B)
  01/01/2003** to 12/31/2003..............................    3.881723        4.025325         913,492
  01/01/2004 to 12/31/2004................................    4.025325        4.118268       1,161,289
  01/01/2005 to 12/31/2005................................    4.118268        4.132153         656,918
MFS Total Return Sub-Account(1) (previously Balanced
  Sub-Account)
  01/01/2003** to 12/31/2003..............................    1.212160        1.424264         470,667
  01/01/2004 To 04/30/2004................................    1.424264        1.409972         848,091
BlackRock Legacy Large Cap Growth Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.232851        2.440152           9,229
  01/01/2005 to 12/31/2005................................    2.440152        2.558608          42,755
BlackRock Legacy Large Cap Growth Sub-Account (Class E)(9)
  01/01/2003** to 12/31/2003..............................    1.739501        2.304886         267,041
  01/01/2004 to 12/31/2004................................    2.304886        2.458494         384,762
  01/01/2005 to 12/31/2005................................    2.458494        2.580205         269,629
Davis Venture Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.750474        2.952398         347,254
  01/01/2005 to 12/31/2005................................    2.952398        3.189744         913,089

                                                                    1.80% VARIABLE ACCOUNT CHARGE
                                                                (AVAILABLE ON AND AFTER MAY 1, 2003)
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
Davis Venture Value Sub-Account (Class E)(9)
  01/01/2003** to 12/31/2003..............................    2.106467        2.704803         558,882
  01/01/2004 to 12/31/2004................................    2.704803        2.978962       1,024,789
  01/01/2005 to 12/31/2005................................    2.978962        3.222551       1,036,111
FI Value Leaders Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.202036        2.477268          11,504
  01/01/2005 to 12/31/2005................................    2.477268        2.687019         178,154
FI Value Leaders Sub-Account (Class E)(9)
  01/01/2003** to 12/31/2003..............................    1.800590        2.241418          30,002
  01/01/2004 to 12/31/2004................................    2.241418        2.499882          82,268
  01/01/2005 to 12/31/2005................................    2.499882        2.713916          95,577
Harris Oakmark Large Cap Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    1.187112        1.277664         111,950
  01/01/2005 to 12/31/2005................................    1.277664        1.234224         348,789
Harris Oakmark Large Cap Value Sub-Account (Class E)(9)
  01/01/2003** to 12/31/2003..............................    0.955185        1.175881         597,716
  01/01/2004 to 12/31/2004................................    1.175881        1.285242         897,297
  01/01/2005 to 12/31/2005................................    1.285242        1.242906         851,356
MetLife Stock Index Sub-Account
  01/01/2003** to 12/31/2003..............................    2.547469        3.199436         333,587
  01/01/2004 to 12/31/2004................................    3.199436        3.465204         462,306
  01/01/2005 to 12/31/2005................................    3.465204        3.552494         517,014
MFS Investors Trust Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    7.537654        8.333639             951
  01/01/2005 to 12/31/2005................................    8.333639        8.750330           9,122
MFS Investors Trust Sub-Account (Class E)(9)
  01/01/2003** to 12/31/2003..............................    0.642886        0.767177         107,536
  01/01/2004 to 12/31/2004................................    0.767177        0.838431         342,499
  01/01/2005 to 12/31/2005................................    0.838431        0.882100         322,528
MFS Investors Trust Sub-Account(2) (previously MFS
  Research Managers Sub-Account)
  01/01/2003** to 12/31/2003..............................    0.645185        0.785238         149,647
  01/01/2004 To 04/30/2004................................    0.785238        0.798403         204,781
Jennison Growth Sub-Account (Class B)
  05/01/2005** to 12/31/2005..............................    0.398838        0.477818              --
Jennison Growth Sub-Account (Class E)
  05/01/2005** to 12/31/2005..............................    0.399113        0.478839          87,333
Jennison Growth Sub-Account (Class B)(8)(12) (previously
  Met/ Putnam Voyager Sub-Account (Class B))
  05/01/2004** to 12/31/2004..............................    0.415841        0.432970
  01/01/2005 to 4/30/2005.................................    0.432970        0.397720              --
Jennison Growth Sub-Account (Class E)(9)(12) (previously
  Met/ Putnam Voyager Sub-Account (Class E))
  01/01/2003** to 12/31/2003..............................    0.341165        0.421202          85,038
  01/01/2004 to 12/31/2004................................    0.421202        0.432973         120,204
  01/01/2005 to 4/30/2005.................................    0.432973        0.397995              --
BlackRock Investment Trust Sub-Account (Class B)
  01/01/2003** to 12/31/2003..............................    4.346981        5.546336          24,426
  01/01/2004 to 12/31/2004................................    5.546336        6.024424          34,878
  01/01/2005 to 12/31/2005................................    6.024424        6.113516          56,975
BlackRock Large Cap Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    1.060576        1.166912          77,406
  01/01/2005 to 12/31/2005................................    1.166912        1.209847         204,817

                                                                    1.80% VARIABLE ACCOUNT CHARGE
                                                                (AVAILABLE ON AND AFTER MAY 1, 2003)
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
BlackRock Large Cap Value Sub-Account (Class E)(9)
  01/01/2003** to 12/31/2003..............................    0.790288        1.051051         124,959
  01/01/2004 to 12/31/2004................................    1.051051        1.169764         235,691
  01/01/2005 to 12/31/2005................................    1.169764        1.214339         166,770
FI Mid Cap Opportunities Sub-Account(4)
  01/01/2003** to 12/31/2003..............................    0.808196        1.127879         165,137
  01/01/2004 To 04/30/2004................................    1.127879        1.116201         312,106
Harris Oakmark Focused Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.882408        3.119529         171,631
  01/01/2005 to 12/31/2005................................    3.119529        3.361483         433,126
Harris Oakmark Focused Value Sub-Account (Class E)(9)
  01/01/2003** to 12/31/2003..............................    2.269013        2.951746         696,060
  01/01/2004 to 12/31/2004................................    2.951746        3.182228       1,092,845
  01/01/2005 to 12/31/2005................................    3.182228        3.432344       1,025,948
FI Mid Cap Opportunities Sub-Account(3) (previously Janus
  Mid Cap Sub-Account)
  01/01/2003** to 12/31/2003..............................    1.056601        1.393466          77,073
  01/01/2004 to 12/31/2004................................    1.393466        1.598830         344,030
  01/01/2005 to 12/31/2005................................    1.598830        1.675028         234,423
MetLife Mid Cap Stock Index Sub-Account
  01/01/2003** to 12/31/2003..............................    0.853524        1.127939         589,542
  01/01/2004 to 12/31/2004................................    1.127939        1.281910         755,774
  01/01/2005 to 12/31/2005................................    1.281910        1.410465         752,629
Neuberger Berman Mid Cap Value Sub-Account
  01/01/2003** to 12/31/2003..............................    1.311255        1.753620         214,021
  01/01/2004 to 12/31/2004................................    1.753620        2.112544         839,167
  01/01/2005 to 12/31/2005................................    2.112544        2.322465         954,904
Franklin Templeton Small Cap Growth Sub-Account
  01/01/2003** to 12/31/2003..............................    0.620052        0.880635         192,342
  01/01/2004 to 12/31/2004................................    0.880635        0.961297         346,531
  01/01/2005 to 12/31/2005................................    0.961297        0.985657         452,222
Loomis Sayles Small Cap Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.249920        2.542674          34,290
  01/01/2005 to 12/31/2005................................    2.542674        2.664187          85,008
Loomis Sayles Small Cap Sub-Account (Class E)(9)
  01/01/2003** to 12/31/2003..............................    1.676921        2.244593         161,613
  01/01/2004 to 12/31/2004................................    2.244593        2.561699         275,294
  01/01/2005 to 12/31/2005................................    2.561699        2.686508         228,891
Russell 2000 Index Sub-Account
  01/01/2003** to 12/31/2003..............................    0.911935        1.305123         626,428
  01/01/2004 to 12/31/2004................................    1.305123        1.504846         931,858
  01/01/2005 to 12/31/2005................................    1.504846        1.541640         779,009
BlackRock Strategic Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    1.586637        1.780290         298,819
  01/01/2005 to 12/31/2005................................    1.780290        1.816990         629,393
BlackRock Strategic Value Sub-Account (Class E)(9)
  01/01/2003** to 12/31/2003..............................    1.071604        1.577841         791,970
  01/01/2004 to 12/31/2004................................    1.577841        1.784649       1,272,092
  01/01/2005 to 12/31/2005................................    1.784649        1.822255       1,251,799
Morgan Stanley EAFE Index Sub-Account
  01/01/2003** to 12/31/2003..............................    0.687473        0.926400         356,051
  01/01/2004 to 12/31/2004................................    0.926400        1.085176         660,635
  01/01/2005 to 12/31/2005................................    1.085176        1.203712         596,141
FI International Stock Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    1.122006        1.278317          98,569
  01/01/2005 to 12/31/2005................................    1.278317        1.476392         116,395

                                                                    1.80% VARIABLE ACCOUNT CHARGE
                                                                (AVAILABLE ON AND AFTER MAY 1, 2003)
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
FI International Stock Sub-Account (Class E)(9)
  01/01/2003** to 12/31/2003..............................    0.888585        1.116207         287,623
  01/01/2004 to 12/31/2004................................    1.116207        1.293735         452,489
  01/01/2005 to 12/31/2005................................    1.293735        1.496917         475,370
BlackRock Diversified Sub-Account (Class B)
  05/01/2004** to 12/31/2004..............................   32.899771       35.402716             287
  01/01/2005 to 12/31/2005................................   35.402716       35.753163           1,849
BlackRock Aggressive Growth Sub-Account (Class B)
  05/01/2004** to 12/31/2004..............................   31.483151       34.812673             634
  01/01/2005 to 12/31/2005................................   34.812673       37.760615           1,985
Oppenheimer Global Equity Sub-Account
  05/01/2004** to 12/31/2004..............................   12.392143       14.256850              45
  01/01/2005 to 12/31/2005................................   14.256850       16.240884          15,611
T. Rowe Price Large Cap Growth Sub-Account
  05/01/2004** to 12/31/2004..............................    1.092456        1.180669          75,084
  01/01/2005 to 12/31/2005................................    1.180669        1.233045         175,330
T. Rowe Price Small Cap Growth Sub-Account
  05/01/2004** to 12/31/2004..............................    1.203116        1.279262          36,637
  01/01/2005 to 12/31/2005................................    1.279262        1.391146         118,479
Lord Abbett Bond Debenture Sub-Account
  01/01/2003** to 12/31/2003..............................    1.320482        1.545403         574,171
  01/01/2004 to 12/31/2004................................    1.545403        1.641715       1,122,377
  01/01/2005 to 12/31/2005................................    1.641715        1.636589       1,503,415
PIMCO Total Return Sub-Account
  01/01/2003** to 12/31/2003..............................    1.127136        1.154696       2,175,034
  01/01/2004 to 12/31/2004................................    1.154696        1.190527       3,506,085
  01/01/2005 to 12/31/2005................................    1.190527        1.195629       4,498,027
Janus Aggressive Growth Sub-Account(5) (previously Janus
  Growth Sub-Account)
  01/01/2003** to 12/31/2003..............................    0.524949        0.669751         291,886
  01/01/2004 to 12/31/2004................................    0.669751        0.713291         498,349
  01/01/2005 to 12/31/2005................................    0.713291        0.795718         254,332
Lazard Mid-Cap Sub-Account(11) (formerly Met/AIM Mid Cap
  Core Equity Sub-Account)
  01/01/2003** to 12/31/2003..............................    0.961851        1.191969         204,491
  01/01/2004 to 12/31/2004................................    1.191969        1.339250         665,983
  01/01/2005 to 12/31/2005................................    1.339250        1.421434         397,540
T. Rowe Price Mid Cap Growth Sub-Account
  01/01/2003** to 12/31/2003..............................    0.451169        0.605487         306,212
  01/01/2004 to 12/31/2004................................    0.605487        0.700648         936,487
  01/01/2005 to 12/31/2005................................    0.700648        0.788846       1,311,543
Met/AIM Small Cap Growth Sub-Account
  01/01/2003** to 12/31/2003..............................    0.843139        1.149956         247,022
  01/01/2004 to 12/31/2004................................    1.149956        1.202034         317,299
  01/01/2005 to 12/31/2005................................    1.202034        1.278243         311,468
RCM Global Technology Sub-Account
  01/01/2003** to 12/31/2003..............................    0.293826        0.454727         440,493
  01/01/2004 to 12/31/2004................................    0.454727        0.427335         588,015
  01/01/2005 to 12/31/2005................................    0.427335        0.465970         411,449
Harris Oakmark International Sub-Account (Class B)(6)
  05/01/2003** to 12/31/2003..............................    0.869676        1.165014         259,670
  01/01/2004 to 12/31/2004................................    1.165014        1.379016         842,725
  01/01/2005 to 12/31/2005................................    1.379016        1.547320       1,301,214

                                                                    1.80% VARIABLE ACCOUNT CHARGE
                                                                (AVAILABLE ON AND AFTER MAY 1, 2003)
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
MFS Research International Sub-Account
  01/01/2003** to 12/31/2003..............................    0.723488        0.938320         409,906
  01/01/2004 to 12/31/2004................................    0.938320        1.101793         485,395
  01/01/2005 to 12/31/2005................................    1.101793        1.259916         568,043
Neuberger Berman Berman Real Estate Sub-Account
  05/01/2004** to 12/31/2004..............................    9.998521       12.799274          13,918
  01/01/2005 to 12/31/2005................................   12.799274       14.241861          63,448
MetLife Conservative Allocation Portfolio
  05/01/2005** to 12/31/2005..............................    9.998521       10.272126              --
MetLife Conservative to Moderate Allocation Portfolio
  05/01/2005** to 12/31/2005..............................    9.998521       10.489472          68,609
MetLife Moderate Allocation Portfolio
  05/01/2005** to 12/31/2005..............................    9.998521       10.719658          45,110
MetLife Moderate to Aggressive Allocation Portfolio
  05/01/2005** to 12/31/2005..............................    9.998521       10.944914          37,255
MetLife Aggressive Portfolio
  05/01/2005** to 12/31/2005..............................    9.998521       11.120702           9,066



                                                                    2.05% VARIABLE ACCOUNT CHARGE
                                                                (AVAILABLE ON AND AFTER MAY 1, 2003)
                                                            ---------------------------------------------
American Funds Growth Sub-Account
  05/01/2003** to 12/31/2003..............................    8.159470       10.139877         286,714
  01/01/2004 to 12/31/2004................................   10.139877       11.175001         598,182
  01/01/2005 to 12/31/2005................................   11.175001       12.721755         744,424
American Funds Growth-Income Sub-Account
  05/01/2003** to 12/31/2003..............................    6.325180        7.891275         369,706
  01/01/2004 to 12/31/2004................................    7.891275        8.532772         616,916
  01/01/2005 to 12/31/2005................................    8.532772        8.847703         641,332
American Funds Global Small Capitalization Sub-Account
  05/01/2003** to 12/31/2003..............................    1.082684        1.578095         316,232
  01/01/2004 to 12/31/2004................................    1.578095        1.868823         913,318
  01/01/2005 to 12/31/2005................................    1.868823        2.295220       1,783,082


---------------
 (1) Previously, the Balanced Subaccount. On April 30, 2004, the Balanced Portfolio merged into the MFS Total Return Portfolio.

 (2) Previously, the MFS Research Managers Subaccount. On April 30, 2004, the MFS Research Managers Portfolio merged into the MFS Investors Trust Portfolio.

 (3) Previously, the Janus Mid Cap Subaccount. On April 30, 2004, the FI Mid Cap Opportunities Portfolio merged into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio. Information shown for the FI Mid Cap Opportunities Subaccount (formerly the Janus Mid Cap Subaccount) reflects the unit value history of the Janus Mid Cap Subaccount through the date of the merger.

 (4) Previously, the FI Mid Cap Opportunities Subaccount. On April 30, 2004, the FI Mid Cap Opportunities Portfolio merged into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio.

 (5) Previously, the Janus Growth Subaccount. On April 28, 2003, the Janus Growth Portfolio merged into the Janus Aggressive Growth Portfolio. Information shown for the Janus Aggressive Growth Subaccount is based on the May 1, 2001 inception of the Janus Growth Subaccount and reflects the accumulation unit value history of the Janus Growth Subaccount through the date of the merger.

 (6) The Harris Oakmark International Portfolio Class B shares are only available under Contracts issued on or after May 1, 2003.

 (7) The Harris Oakmark International Portfolio Class E shares are only available under Contracts issued prior to May 1, 2003.


 (8) The Western Asset Management U.S. Government, Western Asset Management Strategic Bond Opportunities, BlackRock Large Cap Value, Davis Venture Value, FI Value Leaders, Harris Oakmark Large Cap Value, Harris Oakmark Focused Value, MFS Investors Trust, BlackRock Strategic Value, FI International Stock, BlackRock Legacy Large Cap Growth, Jennison Growth and Loomis Sayles Small Cap Portfolios Class B shares are only available under Contracts issued on or after May 1, 2004.



 (9) The Western Asset Management U.S. Government, Western Asset Management Strategic Bond Opportunities, BlackRock Large Cap Value, Davis Venture Value, FI Value Leaders, Harris Oakmark Large Cap Value, Harris Oakmark Focused Value, MFS Investors Trust, BlackRock Strategic Value, FI International Stock, BlackRock Legacy Large Cap Growth, Jennison Growth and Loomis Sayles Small Cap Portfolios Class E shares are only available under Contracts issued prior to May 1, 2004.



(10) Effective May 1, 2006, Salomon Brothers U.S. Government Sub-Account changed its name to Western Asset Management U.S. Government Sub-Account, Salomon Brothers Strategic Bond Opportunities Sub-Account changed its name to Western Asset Management Strategic Bond Opportunities Sub-Account and Western Asset Management Company replaced Salomon Brothers Asset Management as Subadvisor.



(11) Effective December 19, 2005, MET/AIM Mid-Cap Core Equity Sub-Account changed its name to Lazard Mid-Cap Sub-Account and on December 19, 2005, Lazard Asset Investment LLC replaced AIM Capital Management, Inc. as Subadvisor.



(12) On or about April 29, 2005, the Met/Putnam Voyager Portfolio that had been offered as an Eligible Fund up through that date, merged with and into the Jennison Growth Portfolio.

                            ACCUMULATION UNIT VALUES
           (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGH THE PERIOD)

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                        CONDENSED FINANCIAL INFORMATION


                                                                    1.85% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
American Forerunner -- 1.85
BlackRock Money Market Sub-Account (Class B)
  07/02/2001* to 12/31/2001...............................    2.044548        2.051376         201,503
  01/01/2002 to 12/31/2002................................    2.051376        2.037226         964,619
  01/01/2003 to 12/31/2003................................    2.037226        2.010985       1,182,520
  01/01/2004 to 12/31/2004................................    2.010985        1.988514         881,356
  01/01/2005 to 12/31/2005................................    1.988514        2.003634         773,557
Lehman Brothers Aggregate Bond Index Sub-Account
  07/02/2001* to 12/31/2001...............................    1.084173        1.112895          40,082
  01/01/2002 to 12/31/2002................................    1.112895        1.201097         383,757
  01/01/2003 to 12/31/2003................................    1.201097        1.218948         411,372
  01/01/2004 to 12/31/2004................................    1.218948        1.242541         438,800
  01/01/2005 to 12/31/2005................................    1.242541        1.242429         406,868
Western Asset Management Strategic Bond Opportunities
  Sub-Account (Class B)(8)(10) (formerly Salomon Brothers
  Strategic Bond Opportunities Sub-Account (Class B))
  05/01/2004** to 12/31/2004..............................    1.787595        1.889445          30,597
  01/01/2005 to 12/31/2005................................    1.889445        1.902424          87,167
Western Asset Management Strategic Bond Opportunities
  Sub-Account (Class E)(9)(10) (formerly Salomon Brothers
  Strategic Bond Opportunities Sub-Account (Class E))
  07/02/2001* to 12/31/2001...............................    1.506894        1.538305         103,068
  01/01/2002 to 12/31/2002................................    1.538305        1.651512         351,381
  01/01/2003 to 12/31/2003................................    1.651512        1.823846         718,748
  01/01/2004 to 12/31/2004................................    1.823846        1.906285         869,294
  01/01/2005 to 12/31/2005................................    1.906285        1.921445         752,797
Western Asset Management U.S. Government Sub-Account
  (Class B)(8)(10)(formerly Salomon Brothers U.S.
  Government Sub-Account (Class B))
  05/01/2004** to 12/31/2004..............................    1.477529        1.508250          11,755
  01/01/2005 to 12/31/2005................................    1.508250        1.501273          94,387
Western Asset Management U.S. Government Sub-Account
  (Class E)(9)(10) (formerly Salomon Brothers U.S.
  Government Sub-Account (Class E))
  07/02/2001* to 12/31/2001...............................    1.392026        1.430643         379,947
  01/01/2002 to 12/31/2002................................    1.430643        1.511492         977,904
  01/01/2003 to 12/31/2003................................    1.511492        1.506758         872,600
  01/01/2004 to 12/31/2004................................    1.506758        1.520557         734,336
  01/01/2005 to 12/31/2005................................    1.520557        1.516339         612,862
BlackRock Bond Income Sub-Account (Class B)
  07/02/2001* to 12/31/2001...............................    3.501451        3.619833          84,982
  01/01/2002 to 12/31/2002................................    3.619833        3.843757         367,970
  01/01/2003 to 12/31/2003................................    3.843757        3.983960         429,422
  01/01/2004 to 12/31/2004................................    3.983960        4.073904         457,529
  01/01/2005 to 12/31/2005................................    4.073904        4.085602         418,199


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.85% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
MFS Total Return Sub-Account(1) (previously Balanced
  Sub-Account)
  07/02/2001* to 12/31/2001...............................    1.454822        1.425405         123,058
  01/01/2002 to 12/31/2002................................    1.425405        1.207224         265,627
  01/01/2003 to 12/31/2003................................    1.207224        1.417756         517,721
  01/01/2004 To 04/30/2004................................    1.417756        1.403299         872,262
BlackRock Legacy Large Cap Growth Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.222263        2.427777             921
  01/01/2005 to 12/31/2005................................    2.427777        2.544365          12,212
BlackRock Legacy Large Cap Growth Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.900635        2.643452          85,374
  01/01/2002 to 12/31/2002................................    2.643452        1.732440          87,089
  01/01/2003 to 12/31/2003................................    1.732440        2.294385         144,236
  01/01/2004 to 12/31/2004................................    2.294385        2.446067         149,506
  01/01/2005 to 12/31/2005................................    2.446067        2.565883         108,925
Davis Venture Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.737436        2.937429          40,355
  01/01/2005 to 12/31/2005................................    2.937429        3.171992         190,426
Davis Venture Value Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.705362        2.560966         191,591
  01/01/2002 to 12/31/2002................................    2.560966        2.097908         484,421
  01/01/2003 to 12/31/2003................................    2.097908        2.692475         589,561
  01/01/2004 to 12/31/2004................................    2.692475        2.963899         826,221
  01/01/2005 to 12/31/2005................................    2.963899        3.204658         654,313
FI Value Leaders Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.189947        2.462853              --
  01/01/2005 to 12/31/2005................................    2.462853        2.670053           4,598
FI Value Leaders Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.505256        2.269359          85,627
  01/01/2002 to 12/31/2002................................    2.269359        1.791922         174,701
  01/01/2003 to 12/31/2003................................    1.791922        2.229514          86,812
  01/01/2004 to 12/31/2004................................    2.229514        2.485359          88,980
  01/01/2005 to 12/31/2005................................    2.485359        2.696805          77,993
Harris Oakmark Large Cap Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    1.183863        1.273745          22,218
  01/01/2005 to 12/31/2005................................    1.273745        1.229825          84,674
Harris Oakmark Large Cap Value Sub-Account (Class E)(9)
  05/01/2002** to 12/31/2002..............................    1.165659        0.953209         167,441
  01/01/2003 to 12/31/2003................................    0.953209        1.172864         218,961
  01/01/2004 to 12/31/2004................................    1.172864        1.281302         302,522
  01/01/2005 to 12/31/2005................................    1.281302        1.238478         237,850
MetLife Stock Index Sub-Account
  07/02/2001* to 12/31/2001...............................    3.600500        3.328042          34,007
  01/01/2002 to 12/31/2002................................    3.328042        2.531361         165,994
  01/01/2003 to 12/31/2003................................    2.531361        3.177613         221,076
  01/01/2004 to 12/31/2004................................    3.177613        3.439844         228,349
  01/01/2005 to 12/31/2005................................    3.439844        3.524737         266,279
MFS Investors Trust Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    7.518786        8.310025              --
  01/01/2005 to 12/31/2005................................    8.310025        8.721190              --


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.85% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
MFS Investors Trust Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    0.886078        0.819603          40,859
  01/01/2002 to 12/31/2002................................    0.819603        0.641720         156,500
  01/01/2003 to 12/31/2003................................    0.641720        0.765404         150,754
  01/01/2004 to 12/31/2004................................    0.765404        0.836074         282,054
  01/01/2005 to 12/31/2005................................    0.836074        0.879181         300,167
MFS Investors Trust Sub-Account(2) (previously MFS
  Research Managers Sub-Account)
  07/02/2001* to 12/31/2001...............................    0.966673        0.865566           8,533
  01/01/2002 to 12/31/2002................................    0.865566        0.644011          29,803
  01/01/2003 to 12/31/2003................................    0.644011        0.783420         150,635
  01/01/2004 to 04/30/2004................................    0.783420        0.796423         243,347
Jennison Growth Sub-Account (Class B)
  05/01/2005** to 12/31/2005..............................    0.397840        0.476465          17,229
Jennison Growth Sub-Account (Class E)
  05/01/2005** to 12/31/2005..............................    0.398121        0.477492         107,577
Jennison Growth Sub-Account (Class B)(8)(12) (previously
  Met/ Putnam Voyager Sub-Account (Class B))
  05/01/2004** to 12/31/2004..............................    0.415008        0.431959              --
  01/01/2005 to 4/30/2005.................................    0.431959        0.396727              --
Jennison Growth Sub-Account (Class E)(9)(12) (previously
  Met/ Putnam Voyager Sub-Account (Class E))
  07/02/2001* to 12/31/2001...............................    0.571458        0.488640         124,798
  01/01/2002 to 12/31/2002................................    0.488640        0.340718         177,725
  01/01/2003 to 12/31/2003................................    0.340718        0.420437         164,550
  01/01/2004 to 12/31/2004................................    0.420437        0.431971         168,936
  01/01/2005 to 4/30/2005.................................    0.431971        0.397008              --
BlackRock Investment Trust Sub-Account (Class B)
  07/02/2001* to 12/31/2001...............................    6.527604        5.948828          17,338
  01/01/2002 to 12/31/2002................................    5.948828        4.304826          29,816
  01/01/2003 to 12/31/2003................................    4.304826        5.489819          48,924
  01/01/2004 to 12/31/2004................................    5.489819        5.960047          30,258
  01/01/2005 to 12/31/2005................................    5.960047        6.045173          32,540
BlackRock Large Cap Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    1.059512        1.165355           6,984
  01/01/2005 to 12/31/2005................................    1.165355        1.207632           9,302
BlackRock Large Cap Value Sub-Account (Class E)(9)
  05/01/2002** to 12/31/2002..............................    1.000000        0.790023          86,591
  01/01/2003 to 12/31/2003................................    0.790023        1.050182         251,798
  01/01/2004 to 12/31/2004................................    1.050182        1.168212         154,244
  01/01/2005 to 12/31/2005................................    1.168212        1.212123         143,625
FI Mid Cap Opportunities Sub-Account(4)
  05/01/2002** to 12/31/2002..............................    1.000000        0.807930          44,819
  01/01/2003 to 12/31/2003................................    0.807930        1.126945         137,642
  01/01/2004 To 04/30/2004................................    1.126945        1.115093         150,651
Harris Oakmark Focused Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.866587        3.101380           4,845
  01/01/2005 to 12/31/2005................................    3.101380        3.340262          45,312


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.85% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
Harris Oakmark Focused Value Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.417697        2.527368         151,414
  01/01/2002 to 12/31/2002................................    2.527368        2.258088         570,820
  01/01/2003 to 12/31/2003................................    2.258088        2.936075         538,634
  01/01/2004 to 12/31/2004................................    2.936075        3.163747         576,582
  01/01/2005 to 12/31/2005................................    3.163747        3.410710         450,545
FI Mid Cap Opportunities Sub-Account(3) (previously Janus
  Mid Cap Sub-Account)
  07/02/2001* to 12/31/2001...............................    1.842639        1.515308          43,023
  01/01/2002 to 12/31/2002................................    1.515308        1.053541          38,872
  01/01/2003 to 12/31/2003................................    1.053541        1.388745          36,357
  01/01/2004 to 12/31/2004................................    1.388745        1.592615         148,967
  01/01/2005 to 12/31/2005................................    1.592615        1.667685         121,506
MetLife Mid Cap Stock Index Sub-Account
  07/02/2001* to 12/31/2001...............................    1.046284        1.022945          59,366
  01/01/2002 to 12/31/2002................................    1.022945        0.852463         108,174
  01/01/2003 to 12/31/2003................................    0.852463        1.125970         125,950
  01/01/2004 to 12/31/2004................................    1.125970        1.279031         161,262
  01/01/2005 to 12/31/2005................................    1.279031        1.406596         170,138
Neuberger Berman Mid Cap Value Sub-Account
  07/02/2001* to 12/31/2001...............................    1.532536        1.479690          16,606
  01/01/2002 to 12/31/2002................................    1.479690        1.308561         149,440
  01/01/2003 to 12/31/2003................................    1.308561        1.749151          75,531
  01/01/2004 to 12/31/2004................................    1.749151        2.106104         225,042
  01/01/2005 to 12/31/2005................................    2.106104        2.314232         207,580
Franklin Templeton Small Cap Growth Sub-Account
  07/02/2001* to 12/31/2001...............................    0.952992        0.877077          66,878
  01/01/2002 to 12/31/2002................................    0.877077        0.619548         181,969
  01/01/2003 to 12/31/2003................................    0.619548        0.879481         189,078
  01/01/2004 to 12/31/2004................................    0.879481        0.959556         170,894
  01/01/2005 to 12/31/2005................................    0.959556        0.983382         232,037
Loomis Sayles Small Cap Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.238693        2.529148          19,840
  01/01/2005 to 12/31/2005................................    2.529148        2.648695          89,234
Loomis Sayles Small Cap Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.299104        2.170688          23,355
  01/01/2002 to 12/31/2002................................    2.170688        1.669690         107,049
  01/01/2003 to 12/31/2003................................    1.669690        2.233795         180,436
  01/01/2004 to 12/31/2004................................    2.233795        2.548099         252,843
  01/01/2005 to 12/31/2005................................    2.548099        2.670913         267,158
Russell 2000 Index Sub-Account
  07/02/2001* to 12/31/2001...............................    1.203786        1.167855          49,396
  01/01/2002 to 12/31/2002................................    1.167855        0.910067         111,573
  01/01/2003 to 12/31/2003................................    0.910067        1.301795         287,701
  01/01/2004 to 12/31/2004................................    1.301795        1.500256         297,650
  01/01/2005 to 12/31/2005................................    1.500256        1.536173         349,366
BlackRock Strategic Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    1.583604        1.776298          12,989
  01/01/2005 to 12/31/2005................................    1.776298        1.812013          49,313


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.85% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
BlackRock Strategic Value Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    1.422390        1.388672         157,084
  01/01/2002 to 12/31/2002................................    1.388672        1.070299         760,612
  01/01/2003 to 12/31/2003................................    1.070299        1.575133         599,993
  01/01/2004 to 12/31/2004................................    1.575133        1.780694         694,013
  01/01/2005 to 12/31/2005................................    1.780694        1.817311         607,795
Morgan Stanley EAFE Index Sub-Account
  07/02/2001* to 12/31/2001...............................    0.933426        0.839531          27,550
  01/01/2002 to 12/31/2002................................    0.839531        0.686005         103,767
  01/01/2003 to 12/31/2003................................    0.686005        0.923962         424,754
  01/01/2004 to 12/31/2004................................    0.923962        1.081778         289,023
  01/01/2005 to 12/31/2005................................    1.081778        1.199345         297,009
FI International Stock Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    1.114730        1.269607           6,358
  01/01/2005 to 12/31/2005................................    1.269607        1.465602          48,146
FI International Stock Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    1.198477        1.092462          16,241
  01/01/2002 to 12/31/2002................................    1.092462        0.883420         223,223
  01/01/2003 to 12/31/2003................................    0.883420        1.109164         256,999
  01/01/2004 to 12/31/2004................................    1.109164        1.284927         209,328
  01/01/2005 to 12/31/2005................................    1.284927        1.485986         156,146
BlackRock Diversified Sub-Account (Class B)
  05/01/2004** to 12/31/2004..............................   32.607769       35.076870              --
  01/01/2005 to 12/31/2005................................   35.076870       35.406434             116
BlackRock Aggressive Growth Sub-Account (Class B)
  05/01/2004** to 12/31/2004..............................   31.231893       34.523392              --
  01/01/2005 to 12/31/2005................................   34.523392       37.428177             904
Oppenheimer Global Equity Sub-Account
  05/01/2004** to 12/31/2004..............................   12.347778       14.201102              57
  01/01/2005 to 12/31/2005................................   14.201102       16.169317           4,080
T. Rowe Price Large Cap Growth Sub-Account
  05/01/2004** to 12/31/2004..............................    1.089465        1.177047           4,864
  01/01/2005 to 12/31/2005................................    1.177047        1.228649          17,368
T. Rowe Price Small Cap Growth Sub-Account
  05/01/2004** to 12/31/2004..............................    1.198810        1.274260             950
  01/01/2005 to 12/31/2005................................    1.274260        1.385018          13,873
Lord Abbett Bond Debenture Sub-Account
  07/02/2001* to 12/31/2001...............................    1.331819        1.336300          71,753
  01/01/2002 to 12/31/2002................................    1.336300        1.304288         144,282
  01/01/2003 to 12/31/2003................................    1.304288        1.525690         578,734
  01/01/2004 to 12/31/2004................................    1.525690        1.619962         611,851
  01/01/2005 to 12/31/2005................................    1.619962        1.614098         608,418
PIMCO Total Return Sub-Account
  07/02/2001* to 12/31/2001...............................    1.005838        1.049555         287,549
  01/01/2002 to 12/31/2002................................    1.049555        1.126068       1,288,141
  01/01/2003 to 12/31/2003................................    1.126068        1.153023       2,188,369
  01/01/2004 to 12/31/2004................................    1.153023        1.188206       1,738,819
  01/01/2005 to 12/31/2005................................    1.188206        1.192703       1,785,302


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.85% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
Janus Aggressive Growth Sub-Account(5) (previously Janus
  Growth Sub-Account)
  07/02/2001* to 12/31/2001...............................    0.951001        0.772355         106,288
  01/01/2002 to 12/31/2002................................    0.772355        0.524510         148,841
  01/01/2003 to 12/31/2003................................    0.524510        0.668877         225,992
  01/01/2004 to 12/31/2004................................    0.668877        0.712004         246,997
  01/01/2005 to 12/31/2005................................    0.712004        0.793887         191,694
Lazard Mid-Cap Sub-Account(11) (formerly Met/AIM Mid Cap
  Core Equity Sub-Account)
  05/01/2002** to 12/31/2002..............................    1.136835        0.961265          24,037
  01/01/2003 to 12/31/2003................................    0.961265        1.190651         149,719
  01/01/2004 to 12/31/2004................................    1.190651        1.337100         309,467
  01/01/2005 to 12/31/2005................................    1.337100        1.418444         471,494
T. Rowe Price Mid Cap Growth Sub-Account
  07/02/2001* to 12/31/2001...............................    0.929338        0.820451          81,714
  01/01/2002 to 12/31/2002................................    0.820451        0.450718         134,696
  01/01/2003 to 12/31/2003................................    0.450718        0.604574         223,560
  01/01/2004 to 12/31/2004................................    0.604574        0.699242         475,587
  01/01/2005 to 12/31/2005................................    0.699242        0.786870         420,373
Met/AIM Small Cap Growth Sub-Account
  05/01/2002** to 12/31/2002..............................    1.119366        0.842626          26,727
  01/01/2003 to 12/31/2003................................    0.842626        1.148687          57,378
  01/01/2004 to 12/31/2004................................    1.148687        1.200106          62,567
  01/01/2005 to 12/31/2005................................    1.200106        1.275557          59,506
RCM Global Technology Sub-Account
  07/02/2001* to 12/31/2001...............................    0.756576        0.606964          95,989
  01/01/2002 to 12/31/2002................................    0.606964        0.293553          18,562
  01/01/2003 to 12/31/2003................................    0.293553        0.454084         153,677
  01/01/2004 to 12/31/2004................................    0.454084        0.426516         151,193
  01/01/2005 to 12/31/2005................................    0.426516        0.464846         119,728
Harris Oakmark International Sub-Account (Class E)(7)
  05/01/2002** to 12/31/2002..............................    1.056950        0.878920           7,092
  01/01/2003 to 12/31/2003................................    0.878920        1.166106         214,966
  01/01/2004 to 12/31/2004................................    1.166106        1.381496         271,742
  01/01/2005 to 12/31/2005................................    1.381496        1.549833         186,961
Harris Oakmark International Sub-Account (Class B)(6)
  05/01/2003** to 12/31/2003..............................    0.868997        1.163718           9,825
  01/01/2004 to 12/31/2004................................    1.163718        1.376792          51,768
  01/01/2005 to 12/31/2005................................    1.376792        1.544055          70,487
MFS Research International Sub-Account
  07/02/2001* to 12/31/2001...............................    0.925002        0.844474          54,060
  01/01/2002 to 12/31/2002................................    0.844474        0.731160         101,507
  01/01/2003 to 12/31/2003................................    0.731160        0.947757         123,623
  01/01/2004 to 12/31/2004................................    0.947757        1.112316         247,807
  01/01/2005 to 12/31/2005................................    1.112316        1.271316         282,360
Neuberger Berman Berman Real Estate Sub-Account
  05/01/2004** to 12/31/2004..............................    9.998479       12.794986          10,901
  01/01/2005 to 12/31/2005................................   12.794986       14.230000          21,480
MetLife Conservative Allocation Portfolio
  05/01/2005** to 12/31/2005..............................    9.998479       10.268680          10,774
MetLife Conservative to Moderate Allocation Portfolio
  05/01/2005** to 12/31/2005..............................    9.998479       10.485953          37,117


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    1.85% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
MetLife Moderate Allocation Portfolio
  05/01/2005** to 12/31/2005..............................    9.998479       10.716062          66,967
MetLife Moderate to Aggressive Allocation Portfolio
  05/01/2005** to 12/31/2005..............................    9.998479       10.941243           2,456
MetLife Aggressive Portfolio
  05/01/2005** to 12/31/2005..............................    9.998479       11.116973           4,622



                                                                    2.10% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
American Funds Growth Sub-Account
  07/02/2001* to 12/31/2001...............................   11.495493       10.130034          22,270
  01/01/2002 to 12/31/2002................................   10.130034        7.493513         102,806
  01/01/2003 to 12/31/2003................................    7.493513       10.038856         228,208
  01/01/2004 to 12/31/2004................................   10.038856       11.058123         293,639
  01/01/2005 to 12/31/2005................................   11.058123       12.582428         323,888
American Funds Growth-Income Sub-Account
  07/02/2001* to 12/31/2001...............................    7.790110        7.534767          39,554
  01/01/2002 to 12/31/2002................................    7.534767        6.024627         178,521
  01/01/2003 to 12/31/2003................................    6.024627        7.812562         351,918
  01/01/2004 to 12/31/2004................................    7.812562        8.443427         423,615
  01/01/2005 to 12/31/2005................................    8.443427        8.750697         418,112
American Funds Global Small Capitalization Sub-Account
  07/02/2001* to 12/31/2001...............................    1.435610        1.320560          93,775
  01/01/2002 to 12/31/2002................................    1.320560        1.046728         166,626
  01/01/2003 to 12/31/2003................................    1.046728        1.573673         229,433
  01/01/2004 to 12/31/2004................................    1.573673        1.862652         281,903
  01/01/2005 to 12/31/2005................................    1.862652        2.286502         289,626


------------
 * Date on which the Contract first became available.

 (1) Previously, the Balanced Subaccount. On April 30, 2004, the Balanced Portfolio merged into the MFS Total Return Portfolio.

 (2) Previously, the MFS Research Managers Subaccount. On April 30, 2004, the MFS Research Managers Portfolio merged into the MFS Investors Trust Portfolio.

 (3) Previously, the Janus Mid Cap Subaccount. On April 30, 2004, the FI Mid Cap Opportunities Portfolio merged into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio. Information shown for the FI Mid Cap Opportunities Subaccount (formerly the Janus Mid Cap Subaccount) reflects the unit value history of the Janus Mid Cap Subaccount through the date of the merger.

 (4) Previously, the FI Mid Cap Opportunities Subaccount. On April 30, 2004, the FI Mid Cap Opportunities Portfolio merged into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio.

 (5) Previously, the Janus Growth Subaccount. On April 28, 2003, the Janus Growth Portfolio merged into the Janus Aggressive Growth Portfolio. Information shown for the Janus Aggressive Growth Subaccount is based on the May 1, 2001 inception date of the Janus Growth Subaccount and reflects the accumulation unit value history of the Janus Growth Subaccount through the date of the merger.

 (6) The Harris Oakmark International Portfolio Class B shares are only available under Contracts issued on or after May 1, 2003.

 (7) The Harris Oakmark International Portfolio Class E shares are only available under Contracts issued prior to May 1, 2003.


 (8) The Western Asset Management U.S. Government, Western Asset Management Strategic Bond Opportunities, BlackRock Large Cap Value, Davis Venture Value, FI Value Leaders, Harris Oakmark Large Cap Value, Harris

Oakmark Focused Value, MFS Investors Trust, BlackRock Strategic Value, FI International Stock, BlackRock Legacy Large Cap Growth, Jennison Growth and Loomis Sayles Small Cap Portfolios Class B shares are only available under
    Contracts issued on or after May 1, 2004.


 (9) The Western Asset Management U.S. Government, Western Asset Management Strategic Bond Opportunities, BlackRock Large Cap Value, Davis Venture Value, FI Value Leaders, Harris Oakmark Large Cap Value, Harris Oakmark Focused Value, MFS Investors Trust, BlackRock Strategic Value, FI International Stock, BlackRock Legacy Large Cap Growth, Jennison Growth and Loomis Sayles Small Cap Portfolios Class E shares are only available under Contracts issued prior to May 1, 2004.



(10) Effective May 1, 2006, Salomon Brothers U.S. Government Sub-Account changed its name to Western Asset Management U.S. Government Sub-Account, Salomon Brothers Strategic Bond Opportunities Sub-Account changed its name to Western Asset Management Strategic Bond Opportunities Sub-Account and Western Asset Management Company replaced Salomon Brothers Asset Management as Subadvisor.



(11) Effective December 19, 2005, MET/AIM Mid-Cap Core Equity Sub-Account changed its name to Lazard Mid-Cap Sub-Account and on December 19, 2005, Lazard Asset Investment LLC replaced AIM Capital Management, Inc. as Subadvisor.



(12) On or about April 29, 2005, the Met/Putnam Voyager Portfolio that had been offered as an Eligible Fund up through that date, merged with and into the Jennison Growth Portfolio.

                            ACCUMULATION UNIT VALUES
           (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGH THE PERIOD)

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                        CONDENSED FINANCIAL INFORMATION


                                                                  1.95% VARIABLE ACCOUNT CHARGE
                                                         -----------------------------------------------
                                                                                            NUMBER OF
                                                         ACCUMULATION                      ACCUMULATION
                                                          UNIT VALUE     ACCUMULATION         UNITS
                                                         AT BEGINNING    UNIT VALUE AT    OUTSTANDING AT
                                                          OF PERIOD      END OF PERIOD    END OF PERIOD
                                                         ------------    -------------    --------------
American Forerunner -- 1.95
BlackRock Money Market Sub-Account (Class B)
  07/02/2001* to 12/31/2001............................    2.008355         2.014060          220,232
  01/01/2002 to 12/31/2002.............................    2.014060         1.998162          272,112
  01/01/2003 to 12/31/2003.............................    1.998162         1.970453          803,996
  01/01/2004 to 12/31/2004.............................    1.970453         1.946482        1,200,883
  01/01/2005 to 12/31/2005.............................    1.946482         1.959327        1,190,244
Lehman Brothers Aggregate Bond Index Sub-Account
  07/02/2001* to 12/31/2001............................    1.081307         1.109395           23,997
  01/01/2002 to 12/31/2002.............................    1.109395         1.196133           75,524
  01/01/2003 to 12/31/2003.............................    1.196133         1.212698          311,544
  01/01/2004 to 12/31/2004.............................    1.212698         1.234931          389,638
  01/01/2005 to 12/31/2005.............................    1.234931         1.233588          486,389
Western Asset Management Strategic Bond Opportunities
  Sub-Account (Class B)(8)(10) (formerly Salomon
  Brothers Strategic Bond Opportunities Sub-Account
  (Class B))
  05/01/2004** to 12/31/2004...........................    1.770673         1.870319           52,991
  01/01/2005 to 12/31/2005.............................    1.870319         1.881289          166,706
Western Asset Management Strategic Bond Opportunities
  Sub-Account (Class E)(9)(10) (formerly Salomon
  Brothers Strategic Bond Opportunities Sub-Account
  (Class E))
  07/02/2001* to 12/31/2001............................    1.496872         1.527317           18,898
  01/01/2002 to 12/31/2002.............................    1.527317         1.638059          156,100
  01/01/2003 to 12/31/2003.............................    1.638059         1.807173          420,899
  01/01/2004 to 12/31/2004.............................    1.807173         1.886965          620,532
  01/01/2005 to 12/31/2005.............................    1.886965         1.900076          633,408
Western Asset Management U.S. Government Sub-Account
  (Class B)(8)(10) (formerly Salomon Brothers U.S.
  Government Sub-Account (Class B))
  05/01/2004** to 12/31/2004...........................    1.463541         1.492981            7,193
  01/01/2005 to 12/31/2005.............................    1.492981         1.484593          114,390
Western Asset Management U.S. Government Sub-Account
  (Class E)(9)(10) (formerly Salomon Brothers U.S.
  Government Sub-Account (Class E))
  07/02/2001* to 12/31/2001............................    1.382767         1.420413           81,484
  01/01/2002 to 12/31/2002.............................    1.420413         1.499178          307,626
  01/01/2003 to 12/31/2003.............................    1.499178         1.492986          464,934
  01/01/2004 to 12/31/2004.............................    1.492986         1.505148          548,668
  01/01/2005 to 12/31/2005.............................    1.505148         1.499477          538,925
BlackRock Bond Income Sub-Account (Class B)
  07/02/2001* to 12/31/2001............................    3.439469         3.553985           59,043
  01/01/2002 to 12/31/2002.............................    3.553985         3.770053          143,354
  01/01/2003 to 12/31/2003.............................    3.770053         3.903661          283,566
  01/01/2004 to 12/31/2004.............................    3.903661         3.987792          330,466
  01/01/2005 to 12/31/2005.............................    3.987792         3.995255          350,620


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                  1.95% VARIABLE ACCOUNT CHARGE
                                                         -----------------------------------------------
                                                                                            NUMBER OF
                                                         ACCUMULATION                      ACCUMULATION
                                                          UNIT VALUE     ACCUMULATION         UNITS
                                                         AT BEGINNING    UNIT VALUE AT    OUTSTANDING AT
                                                          OF PERIOD      END OF PERIOD    END OF PERIOD
                                                         ------------    -------------    --------------
MFS Total Return Sub-Account(1) (previously Balanced
  Sub-Account)
  07/02/2001* to 12/31/2001............................    1.445146         1.415219           68,427
  01/01/2002 to 12/31/2002.............................    1.415219         1.197402          308,024
  01/01/2003 to 12/31/2003.............................    1.197402         1.404814          261,686
  01/01/2004 To 04/30/2004.............................    1.404814         1.390032          607,241
BlackRock Legacy Large Cap Growth Sub-Account (Class
  B)(8)
  05/01/2004** to 12/31/2004...........................    2.201223         2.403197              922
  01/01/2005 to 12/31/2005.............................    2.403197         2.516095            9,830
BlackRock Legacy Large Cap Growth Sub-Account (Class
  E)(9)
  07/02/2001* to 12/31/2001............................    2.881346         2.624563           12,874
  01/01/2002 to 12/31/2002.............................    2.624563         1.718329           51,854
  01/01/2003 to 12/31/2003.............................    1.718329         2.273436           95,491
  01/01/2004 to 12/31/2004.............................    2.273436         2.421303           73,792
  01/01/2005 to 12/31/2005.............................    2.421303         2.537375           66,523
Davis Venture Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004...........................    2.711526         2.907697           88,526
  01/01/2005 to 12/31/2005.............................    2.907697         3.136758          259,133
Davis Venture Value Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001............................    2.687376         2.542672          121,352
  01/01/2002 to 12/31/2002.............................    2.542672         2.080839          313,036
  01/01/2003 to 12/31/2003.............................    2.080839         2.667899          311,863
  01/01/2004 to 12/31/2004.............................    2.667899         2.933903          550,467
  01/01/2005 to 12/31/2005.............................    2.933903         3.169065          587,118
FI Value Leaders Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004...........................    2.165952         2.434253              512
  01/01/2005 to 12/31/2005.............................    2.434253         2.636417           86,939
FI Value Leaders Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001............................    2.484860         2.249757           46,359
  01/01/2002 to 12/31/2002.............................    2.249757         1.774666          165,117
  01/01/2003 to 12/31/2003.............................    1.774666         2.205845           60,867
  01/01/2004 to 12/31/2004.............................    2.205845         2.456510           66,054
  01/01/2005 to 12/31/2005.............................    2.456510         2.662845           69,669
Harris Oakmark Large Cap Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004...........................    1.177387         1.265937           57,797
  01/01/2005 to 12/31/2005.............................    1.265937         1.221069          103,536
Harris Oakmark Large Cap Value Sub-Account (Class E)(9)
  05/01/2002** to 12/31/2002...........................    1.161613         0.949257           25,941
  01/01/2003 to 12/31/2003.............................    0.949257         1.166833          124,213
  01/01/2004 to 12/31/2004.............................    1.166833         1.273436          158,817
  01/01/2005 to 12/31/2005.............................    1.273436         1.229648          121,532
MetLife Stock Index Sub-Account
  07/02/2001* to 12/31/2001............................    3.560497         3.289425           24,005
  01/01/2002 to 12/31/2002.............................    3.289425         2.499483           95,818
  01/01/2003 to 12/31/2003.............................    2.499483         3.134477           96,716
  01/01/2004 to 12/31/2004.............................    3.134477         3.389747          193,189
  01/01/2005 to 12/31/2005.............................    3.389747         3.469943          335,166
MFS Investors Trust Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004...........................    7.481164         8.262964              215
  01/01/2005 to 12/31/2005.............................    8.262964         8.663158            2,936


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                  1.95% VARIABLE ACCOUNT CHARGE
                                                         -----------------------------------------------
                                                                                            NUMBER OF
                                                         ACCUMULATION                      ACCUMULATION
                                                          UNIT VALUE     ACCUMULATION         UNITS
                                                         AT BEGINNING    UNIT VALUE AT    OUTSTANDING AT
                                                          OF PERIOD      END OF PERIOD    END OF PERIOD
                                                         ------------    -------------    --------------
MFS Investors Trust Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001............................    0.884152         0.817414               --
  01/01/2002 to 12/31/2002.............................    0.817414         0.639359              113
  01/01/2003 to 12/31/2003.............................    0.639359         0.761825            8,586
  01/01/2004 to 12/31/2004.............................    0.761825         0.831330          160,731
  01/01/2005 to 12/31/2005.............................    0.831330         0.873322          171,139
MFS Investors Trust Sub-Account(2) (previously MFS
  Research Managers Sub-Account)
  07/02/2001* to 12/31/2001............................    0.964571         0.863251           11,616
  01/01/2002 to 12/31/2002.............................    0.863251         0.641647           43,565
  01/01/2003 to 12/31/2003.............................    0.641647         0.779763           66,762
  01/01/2004 to 04/30/2004.............................    0.779763         0.792445           74,364
Jennison Growth Sub-Account (Class B)
  05/01/2005** to 12/31/2005...........................    0.395851         0.473769           21,777
Jennison Growth Sub-Account (Class E)
  05/01/2005** to 12/31/2005...........................    0.396131         0.474791          130,805
Jennison Growth Sub-Account (Class B)(8)(12)
  (previously Met/ Putnam Voyager Sub-Account (Class
  B))
  05/01/2004** to 12/31/2004...........................    0.413345         0.429943               --
  01/01/2005 to 4/30/2005..............................    0.429943         0.394747               --
Jennison Growth Sub-Account (Class E)(9)(12)
  (previously Met/ Putnam Voyager Sub-Account (Class
  E))
  07/02/2001* to 12/31/2001............................    0.570787         0.487828          182,320
  01/01/2002 to 12/31/2002.............................    0.487828         0.339806          201,314
  01/01/2003 to 12/31/2003.............................    0.339806         0.418895          244,394
  01/01/2004 to 12/31/2004.............................    0.418895         0.429955          145,134
  01/01/2005 to 4/30/2005..............................    0.429955         0.395027               --
BlackRock Investment Trust Sub-Account (Class B)
  07/02/2001* to 12/31/2001............................    6.410958         5.839601            4,566
  01/01/2002 to 12/31/2002.............................    5.839601         4.221542           16,215
  01/01/2003 to 12/31/2003.............................    4.221542         5.378222           20,661
  01/01/2004 to 12/31/2004.............................    5.378222         5.833040           26,275
  01/01/2005 to 12/31/2005.............................    5.833040         5.910455           26,108
BlackRock Large Cap Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004...........................    1.057386         1.162246           46,958
  01/01/2005 to 12/31/2005.............................    1.162246         1.203210           84,217
BlackRock Large Cap Value Sub-Account (Class E)(9)
  05/01/2002** to 12/31/2002...........................    1.000000         0.789497              100
  01/01/2003 to 12/31/2003.............................    0.789497         1.048437          108,521
  01/01/2004 to 12/31/2004.............................    1.048437         1.165102          193,380
  01/01/2005 to 12/31/2005.............................    1.165102         1.207691          183,251
FI Mid Cap Opportunities Sub-Account(4)
  05/01/2002** to 12/31/2002...........................    1.000000         0.807382              100
  01/01/2003 to 12/31/2003.............................    0.807382         1.125050           38,408
  01/01/2004 to 04/30/2004.............................    1.125050         1.112852          104,433
Harris Oakmark Focused Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004...........................    2.835184         3.065371           47,523
  01/01/2005 to 12/31/2005.............................    3.065371         3.298190          107,299


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                  1.95% VARIABLE ACCOUNT CHARGE
                                                         -----------------------------------------------
                                                                                            NUMBER OF
                                                         ACCUMULATION                      ACCUMULATION
                                                          UNIT VALUE     ACCUMULATION         UNITS
                                                         AT BEGINNING    UNIT VALUE AT    OUTSTANDING AT
                                                          OF PERIOD      END OF PERIOD    END OF PERIOD
                                                         ------------    -------------    --------------
Harris Oakmark Focused Value Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001............................    2.398010         2.505536           34,665
  01/01/2002 to 12/31/2002.............................    2.505536         2.236337          277,772
  01/01/2003 to 12/31/2003.............................    2.236337         2.904875          231,534
  01/01/2004 to 12/31/2004.............................    2.904875         3.126989          399,387
  01/01/2005 to 12/31/2005.............................    3.126989         3.367724          373,412
FI Mid Cap Opportunities Sub-Account(3) (previously
  Janus Mid Cap Sub-Account)
  07/02/2001* to 12/31/2001............................    1.834666         1.508004               --
  01/01/2002 to 12/31/2002.............................    1.508004         1.047409           17,205
  01/01/2003 to 12/31/2003.............................    1.047409         1.379275           28,005
  01/01/2004 to 12/31/2004.............................    1.379275         1.580170           62,363
  01/01/2005 to 12/31/2005.............................    1.580170         1.653004           44,664
MetLife Mid Cap Stock Index Sub-Account
  07/02/2001* to 12/31/2001............................    1.045247         1.021416           58,568
  01/01/2002 to 12/31/2002.............................    1.021416         0.850343           96,070
  01/01/2003 to 12/31/2003.............................    0.850343         1.122044          148,295
  01/01/2004 to 12/31/2004.............................    1.122044         1.273295          120,744
  01/01/2005 to 12/31/2005.............................    1.273295         1.398892          241,764
Neuberger Berman Mid Cap Value Sub-Account
  07/02/2001* to 12/31/2001............................    1.528486         1.475044            5,550
  01/01/2002 to 12/31/2002.............................    1.475044         1.303133            5,590
  01/01/2003 to 12/31/2003.............................    1.303133         1.740135          138,714
  01/01/2004 to 12/31/2004.............................    1.740135         2.093150          232,084
  01/01/2005 to 12/31/2005.............................    2.093150         2.297706          387,653
Franklin Templeton Small Cap Growth Sub-Account
  07/02/2001* to 12/31/2001............................    0.952829         0.876485           83,475
  01/01/2002 to 12/31/2002.............................    0.876485         0.618513          139,280
  01/01/2003 to 12/31/2003.............................    0.618513         0.877138          140,671
  01/01/2004 to 12/31/2004.............................    0.877138         0.956041          137,839
  01/01/2005 to 12/31/2005.............................    0.956041         0.978803          161,391
Loomis Sayles Small Cap Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004...........................    2.216389         2.502291           11,597
  01/01/2005 to 12/31/2005.............................    2.502291         2.617958           25,452
Loomis Sayles Small Cap Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001............................    2.282672         2.154109           15,539
  01/01/2002 to 12/31/2002.............................    2.154109         1.655281           51,749
  01/01/2003 to 12/31/2003.............................    1.655281         2.212305           69,640
  01/01/2004 to 12/31/2004.............................    2.212305         2.521057           97,412
  01/01/2005 to 12/31/2005.............................    2.521057         2.639934           99,754
Russell 2000 Index Sub-Account
  07/02/2001* to 12/31/2001............................    1.200603         1.164191           41,306
  01/01/2002 to 12/31/2002.............................    1.164191         0.906299           77,389
  01/01/2003 to 12/31/2003.............................    0.906299         1.295122          113,352
  01/01/2004 to 12/31/2004.............................    1.295122         1.491071          169,809
  01/01/2005 to 12/31/2005.............................    1.491071         1.525247          159,237
BlackRock Strategic Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004...........................    1.577550         1.768335           54,367
  01/01/2005 to 12/31/2005.............................    1.768335         1.802092          144,908


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                  1.95% VARIABLE ACCOUNT CHARGE
                                                         -----------------------------------------------
                                                                                            NUMBER OF
                                                         ACCUMULATION                      ACCUMULATION
                                                          UNIT VALUE     ACCUMULATION         UNITS
                                                         AT BEGINNING    UNIT VALUE AT    OUTSTANDING AT
                                                          OF PERIOD      END OF PERIOD    END OF PERIOD
                                                         ------------    -------------    --------------
BlackRock Strategic Value Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001............................    1.420982         1.386605           30,583
  01/01/2002 to 12/31/2002.............................    1.386605         1.067631          234,686
  01/01/2003 to 12/31/2003.............................    1.067631         1.569640          433,017
  01/01/2004 to 12/31/2004.............................    1.569640         1.772705          572,874
  01/01/2005 to 12/31/2005.............................    1.772705         1.807355          481,003
Morgan Stanley EAFE Index Sub-Account
  07/02/2001* to 12/31/2001............................    0.930958         0.836899            6,859
  01/01/2002 to 12/31/2002.............................    0.836899         0.683168           42,456
  01/01/2003 to 12/31/2003.............................    0.683168         0.919223           83,836
  01/01/2004 to 12/31/2004.............................    0.919223         1.075152          263,650
  01/01/2005 to 12/31/2005.............................    1.075152         1.190811          449,763
FI International Stock Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004...........................    1.100310         1.252352           25,226
  01/01/2005 to 12/31/2005.............................    1.252352         1.444243           83,484
FI International Stock Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001............................    1.186338         1.080853           10,065
  01/01/2002 to 12/31/2002.............................    1.080853         0.873156           37,534
  01/01/2003 to 12/31/2003.............................    0.873156         1.095183          121,512
  01/01/2004 to 12/31/2004.............................    1.095183         1.267460           98,404
  01/01/2005 to 12/31/2005.............................    1.267460         1.464325          136,770
BlackRock Diversified Sub-Account (Class B)
  05/01/2004** to 12/31/2004...........................   32.031517        34.434146            1,136
  01/01/2005 to 12/31/2005.............................   34.434146        34.723028            1,173
BlackRock Aggressive Growth Sub-Account (Class B)
  05/01/2004** to 12/31/2004...........................   30.735374        33.952019              306
  01/01/2005 to 12/31/2005.............................   33.952019        36.772052            1,053
Oppenheimer Global Equity Sub-Account
  05/01/2004** to 12/31/2004...........................   12.259526        14.090257               --
  01/01/2005 to 12/31/2005.............................   14.090257        16.027126              326
T. Rowe Price Large Cap Growth Sub-Account
  05/01/2004** to 12/31/2004...........................    1.083503         1.169830           17,481
  01/01/2005 to 12/31/2005.............................    1.169830         1.219899           36,035
T. Rowe Price Small Cap Growth Sub-Account
  05/01/2004** to 12/31/2004...........................    1.190237         1.264309           24,891
  01/01/2005 to 12/31/2005.............................    1.264309         1.372832           28,765
Lord Abbett Bond Debenture Sub-Account
  07/02/2001* to 12/31/2001............................    1.324949         1.328748            5,256
  01/01/2002 to 12/31/2002.............................    1.328748         1.295619           41,947
  01/01/2003 to 12/31/2003.............................    1.295619         1.514036          405,947
  01/01/2004 to 12/31/2004.............................    1.514036         1.605976          761,359
  01/01/2005 to 12/31/2005.............................    1.605976         1.598569          851,541
PIMCO Total Return Sub-Account
  07/02/2001* to 12/31/2001............................    1.005452         1.048627               --
  01/01/2002 to 12/31/2002.............................    1.048627         1.123949          142,585
  01/01/2003 to 12/31/2003.............................    1.123949         1.149700        1,012,550
  01/01/2004 to 12/31/2004.............................    1.149700         1.183594        1,115,374
  01/01/2005 to 12/31/2005.............................    1.183594         1.186889        1,197,306


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                  1.95% VARIABLE ACCOUNT CHARGE
                                                         -----------------------------------------------
                                                                                            NUMBER OF
                                                         ACCUMULATION                      ACCUMULATION
                                                          UNIT VALUE     ACCUMULATION         UNITS
                                                         AT BEGINNING    UNIT VALUE AT    OUTSTANDING AT
                                                          OF PERIOD      END OF PERIOD    END OF PERIOD
                                                         ------------    -------------    --------------
Janus Aggressive Growth Sub-Account(5) (previously
  Janus Growth Sub-Account)
  07/02/2001* to 12/31/2001............................    0.950839         0.771837          107,551
  01/01/2002 to 12/31/2002.............................    0.771837         0.523633          211,745
  01/01/2003 to 12/31/2003.............................    0.523633         0.667104          196,256
  01/01/2004 to 12/31/2004.............................    0.667104         0.709405          155,673
  01/01/2005 to 12/31/2005.............................    0.709405         0.790201          164,558
Lazard Mid-Cap Sub-Account(11) (formerly Met/AIM Mid
  Cap Core Equity Sub-Account)
  05/01/2002** to 12/31/2002...........................    1.136200         0.960092            5,923
  01/01/2003 to 12/31/2003.............................    0.960092         1.188010           21,850
  01/01/2004 to 12/31/2004.............................    1.188010         1.332796           48,192
  01/01/2005 to 12/31/2005.............................    1.332796         1.412470           37,164
T. Rowe Price Mid Cap Growth Sub-Account
  07/02/2001* to 12/31/2001............................    0.928979         0.819713           24,117
  01/01/2002 to 12/31/2002.............................    0.819713         0.449852           92,081
  01/01/2003 to 12/31/2003.............................    0.449852         0.602810          624,371
  01/01/2004 to 12/31/2004.............................    0.602810         0.696503          857,272
  01/01/2005 to 12/31/2005.............................    0.696503         0.783007          857,147
Met/AIM Small Cap Growth Sub-Account
  05/01/2002** to 12/31/2002...........................    1.118741         0.841585           34,441
  01/01/2003 to 12/31/2003.............................    0.841585         1.146127           51,517
  01/01/2004 to 12/31/2004.............................    1.146127         1.196231           92,697
  01/01/2005 to 12/31/2005.............................    1.196231         1.270171           89,617
RCM Global Technology Sub-Account
  07/02/2001* to 12/31/2001............................    0.756284         0.606431           16,536
  01/01/2002 to 12/31/2002.............................    0.606431         0.293005           65,868
  01/01/2003 to 12/31/2003.............................    0.293005         0.452785          198,811
  01/01/2004 to 12/31/2004.............................    0.452785         0.424869          327,498
  01/01/2005 to 12/31/2005.............................    0.424869         0.462589          434,081
Harris Oakmark International Sub-Account (Class E)(7)
  05/01/2002** to 12/31/2002...........................    1.056359         0.877835               95
  01/01/2003 to 12/31/2003.............................    0.877835         1.163504               --
  01/01/2004 to 12/31/2004.............................    1.163504         1.377032           17,062
  01/01/2005 to 12/31/2005.............................    1.377032         1.543286           17,209
Harris Oakmark International Sub-Account (Class B)(6)
  05/01/2003** to 12/31/2003...........................    0.867642         1.161131           17,397
  01/01/2004 to 12/31/2004.............................    1.161131         1.372355          362,991
  01/01/2005 to 12/31/2005.............................    1.372355         1.537545          523,008
MFS Research International Sub-Account
  07/02/2001* to 12/31/2001............................    0.924647         0.843728            5,957
  01/01/2002 to 12/31/2002.............................    0.843728         0.729778           46,061
  01/01/2003 to 12/31/2003.............................    0.729778         0.945026          101,377
  01/01/2004 to 12/31/2004.............................    0.945026         1.107999          143,409
  01/01/2005 to 12/31/2005
Neuberger Berman Berman Real Estate Sub-Account
  05/01/2004** to 12/31/2004...........................    9.998397        12.786410           13,564
  01/01/2005 to 12/31/2005.............................   12.786410        14.206292           35,504
MetLife Conservative Allocation Portfolio
  05/01/2005** to 12/31/2005...........................    9.998397        10.261789               --
MetLife Conservative to Moderate Allocation Portfolio
  05/01/2005** to 12/31/2005...........................    9.998397        10.478919           30,634


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                  1.95% VARIABLE ACCOUNT CHARGE
                                                         -----------------------------------------------
                                                                                            NUMBER OF
                                                         ACCUMULATION                      ACCUMULATION
                                                          UNIT VALUE     ACCUMULATION         UNITS
                                                         AT BEGINNING    UNIT VALUE AT    OUTSTANDING AT
                                                          OF PERIOD      END OF PERIOD    END OF PERIOD
                                                         ------------    -------------    --------------
MetLife Moderate Allocation Portfolio
  05/01/2005** to 12/31/2005...........................    9.998397        10.708874           65,516
MetLife Moderate to Aggressive Allocation Portfolio
  05/01/2005** to 12/31/2005...........................    9.998397        10.933905          119,105
MetLife Aggressive Portfolio
  05/01/2005** to 12/31/2005...........................    9.998397        11.109518               --



                                                                  2.20% VARIABLE ACCOUNT CHARGE
                                                         -----------------------------------------------
American Funds Growth Sub-Account
  07/02/2001* to 12/31/2001............................   11.297123         9.950260           16,083
  01/01/2002 to 12/31/2002.............................    9.950260         7.353160           66,881
  01/01/2003 to 12/31/2003.............................    7.353160         9.841006          180,121
  01/01/2004 to 12/31/2004.............................    9.841006        10.829321          250,582
  01/01/2005 to 12/31/2005.............................   10.829321        12.309813          278,813
American Funds Growth-Income Sub-Account
  07/02/2001* to 12/31/2001............................    7.655703         7.401072            9,338
  01/01/2002 to 12/31/2002.............................    7.401072         5.911793           41,859
  01/01/2003 to 12/31/2003.............................    5.911793         7.658592          191,525
  01/01/2004 to 12/31/2004.............................    7.658592         8.268729          306,459
  01/01/2005 to 12/31/2005.............................    8.268729         8.561100          346,257
American Funds Global Small Capitalization Sub-Account
  07/02/2001* to 12/31/2001............................    1.431058         1.315721            2,408
  01/01/2002 to 12/31/2002.............................    1.315721         1.041846           38,659
  01/01/2003 to 12/31/2003.............................    1.041846         1.564764          118,628
  01/01/2004 to 12/31/2004.............................    1.564764         1.850253          216,798
  01/01/2005 to 12/31/2005.............................    1.850253         2.269019          373,694


------------
  * Date on which the Contract first became available.

 (1) Previously, the Balanced Subaccount. On April 30, 2004, the Balanced Portfolio merged into the MFS Total Return Portfolio.

 (2) Previously, the MFS Research Managers Subaccount. On April 30, 2004, the MFS Research Managers Portfolio merged into the MFS Investors Trust Portfolio.

 (3) Previously, the Janus Mid Cap Subaccount. On April 30, 2004, the FI Mid Cap Opportunities Portfolio merged into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio. Information shown for the FI Mid Cap Opportunities Subaccount (formerly the Janus Mid Cap Subaccount) reflects the unit value history of the Janus Mid Cap Subaccount through the date of the merger.

 (4) Previously, the FI Mid Cap Opportunities Subaccount. On April 30, 2004, the FI Mid Cap Opportunities Portfolio merged into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio.

 (5) Previously, the Janus Growth Subaccount. On April 28, 2003, the Janus Growth Portfolio merged into the Janus Aggressive Growth Portfolio. Information shown for the Janus Aggressive Growth Subaccount is based on the May 1, 2001 inception date of the Janus Growth Subaccount and reflects the accumulation unit value history of the Janus Growth Subaccount through the date of the merger.

 (6) The Harris Oakmark International Portfolio Class B shares are only available under Contracts issued on or after May 1, 2003.

 (7) The Harris Oakmark International Portfolio Class E shares are only available under Contracts issued prior to May 1, 2003.

 (8) The Western Asset Management U.S. Government, Western Asset Management Strategic Bond Opportunities, BlackRock Large Cap Value, Davis Venture Value, FI Value Leaders, Harris Oakmark Large Cap Value, Harris Oakmark Focused Value, MFS Investors Trust, BlackRock Strategic Value, FI International Stock, BlackRock Legacy Large Cap Growth, Jennison Growth and Loomis Sayles Small Cap Portfolios Class B shares are only available under Contracts issued on or after May 1, 2004.



 (9) The Western Asset Management U.S. Government, Western Asset Management Strategic Bond Opportunities, BlackRock Large Cap Value, Davis Venture Value, FI Value Leaders, Harris Oakmark Large Cap Value, Harris Oakmark Focused Value, MFS Investors Trust, BlackRock Strategic Value, FI International Stock, BlackRock Legacy Large Cap Growth, Jennison Growth and Loomis Sayles Small Cap Portfolios Class E shares are only available under Contracts issued prior to May 1, 2004.



(10) Effective May 1, 2006, Salomon Brothers U.S. Government Sub-Account changed its name to Western Asset Management U.S. Government Sub-Account, Salomon Brothers Strategic Bond Opportunities Sub-Account changed its name to Western Asset Management Strategic Bond Opportunities Sub-Account and Western Asset Management Company replaced Salomon Brothers Asset Management as Subadvisor.



(11) Effective December 19, 2005, MET/AIM Mid-Cap Core Equity Sub-Account changed its name to Lazard Mid-Cap Sub-Account and on December 19, 2005, Lazard Asset Investment LLC replaced AIM Capital Management, Inc. as Subadvisor.



(12) On or about April 29, 2005, the Met/Putnam Voyager Portfolio that had been offered as an Eligible Fund up through that date, merged with and into the Jennison Growth Portfolio.

                            ACCUMULATION UNIT VALUES
           (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGH THE PERIOD)

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                        CONDENSED FINANCIAL INFORMATION


                                                                    2.00% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
American Forerunner -- 2.00
BlackRock Money Market Sub-Account (Class B)
  07/02/2001* to 12/31/2001...............................    1.990499        1.995654             --
  01/01/2002 to 12/31/2002................................    1.995654        1.978926          2,170
  01/01/2003 to 12/31/2003................................    1.978926        1.950508          9,680
  01/01/2004 to 12/31/2004................................    1.950508        1.925813         36,414
  01/01/2005 to 12/31/2005................................    1.925813        1.937556         10,168
Lehman Brothers Aggregate Bond Index Sub-Account
  07/02/2001* to 12/31/2001...............................    1.079877        1.107654             --
  01/01/2002 to 12/31/2002................................    1.107654        1.193659             93
  01/01/2003 to 12/31/2003................................    1.193659        1.209580             --
  01/01/2004 to 12/31/2004................................    1.209580        1.231139             --
  01/01/2005 to 12/31/2005................................    1.231139        1.229186             --
Western Asset Management Strategic Bond Opportunities
  Sub-Account (Class B)(8)(10) (formerly Salomon Brothers
  Strategic Bond Opportunities Sub-Account (Class B))
  05/01/2004** to 12/31/2004..............................    1.762272        1.860828             --
  01/01/2005 to 12/31/2005................................    1.860828        1.870809             --
Western Asset Management Strategic Bond Opportunities
  Sub-Account (Class E)(9)(10) (formerly Salomon Brothers
  Strategic Bond Opportunities Sub-Account (Class E))
  07/02/2001* to 12/31/2001...............................    1.491886        1.521851             --
  01/01/2002 to 12/31/2002................................    1.521851        1.631387             67
  01/01/2003 to 12/31/2003................................    1.631387        1.798918         28,791
  01/01/2004 to 12/31/2004................................    1.798918        1.877404         24,291
  01/01/2005 to 12/31/2005................................    1.877404        1.889506         30,302
Western Asset Management U.S. Government Sub-Account
  (Class B)(8)(10) (formerly Salomon Brothers U.S.
  Government Sub-Account (Class B))
  05/01/2004** to 12/31/2004..............................    1.456597        1.485405             --
  01/01/2005 to 12/31/2005................................    1.485405        1.476323             --
Western Asset Management U.S. Government Sub-Account
  (Class E)(9)(10) (formerly Salomon Brothers U.S.
  Government Sub-Account (Class E))
  07/02/2001* to 12/31/2001...............................    1.378161        1.415333             --
  01/01/2002 to 12/31/2002................................    1.415333        1.493077          2,882
  01/01/2003 to 12/31/2003................................    1.493077        1.486167         67,373
  01/01/2004 to 12/31/2004................................    1.486167        1.497523         64,137
  01/01/2005 to 12/31/2005................................    1.497523        1.491136         71,974
BlackRock Bond Income Sub-Account (Class B)
  07/02/2001* to 12/31/2001...............................    3.408891        3.521507             --
  01/01/2002 to 12/31/2002................................    3.521507        3.733737             29
  01/01/2003 to 12/31/2003................................    3.733737        3.864128         21,027
  01/01/2004 to 12/31/2004................................    3.864128        3.945428         19,377
  01/01/2005 to 12/31/2005................................    3.945428        3.950841         22,229


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    2.00% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
MFS Total Return Sub-Account(1) (previously Balanced
  Sub-Account)
  07/02/2001* to 12/31/2001...............................    1.440332        1.410159             --
  01/01/2002 to 12/31/2002................................    1.410159        1.192516          3,587
  01/01/2003 to 12/31/2003................................    1.192516        1.398391         13,502
  01/01/2004 To 04/30/2004................................    1.398391        1.383449         13,502
BlackRock Legacy Large Cap Growth Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.190778        2.391001             --
  01/01/2005 to 12/31/2005................................    2.391001        2.502078             --
BlackRock Legacy Large Cap Growth Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.871750        2.615172             --
  01/01/2002 to 12/31/2002................................    2.615172        1.711329             35
  01/01/2003 to 12/31/2003................................    1.711329        2.263043             --
  01/01/2004 to 12/31/2004................................    2.263043        2.409027             --
  01/01/2005 to 12/31/2005................................    2.409027        2.523252             --
Davis Venture Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.698663        2.892945             --
  01/01/2005 to 12/31/2005................................    2.892945        3.119287             --
Davis Venture Value Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.678428        2.533570             --
  01/01/2002 to 12/31/2002................................    2.533570        2.072358             37
  01/01/2003 to 12/31/2003................................    2.072358        2.655693             --
  01/01/2004 to 12/31/2004................................    2.655693        2.919016             --
  01/01/2005 to 12/31/2005................................    2.919016        3.151414             --
FI Value Leaders Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.154053        2.420078             --
  01/01/2005 to 12/31/2005................................    2.420078        2.619758             --
FI Value Leaders Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.474725        2.240022             --
  01/01/2002 to 12/31/2002................................    2.240022        1.766109             40
  01/01/2003 to 12/31/2003................................    1.766109        2.194107             --
  01/01/2004 to 12/31/2004................................    2.194107        2.442214             --
  01/01/2005 to 12/31/2005................................    2.442214        2.646029             --
Harris Oakmark Large Cap Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    1.174162        1.262051             --
  01/01/2005 to 12/31/2005................................    1.262051        1.216714             --
Harris Oakmark Large Cap Value Sub-Account (Class E)(9)
  05/01/2002** to 12/31/2002..............................    1.159596        0.947298             86
  01/01/2003 to 12/31/2003................................    0.947298        1.163845             --
  01/01/2004 to 12/31/2004................................    1.163845        1.269538             --
  01/01/2005 to 12/31/2005................................    1.269538        1.225273             --
MetLife Stock Index Sub-Account
  07/02/2001* to 12/31/2001...............................    3.540662        3.270288             --
  01/01/2002 to 12/31/2002................................    3.270288        2.483694             28
  01/01/2003 to 12/31/2003................................    2.483694        3.113107          8,329
  01/01/2004 to 12/31/2004................................    3.113107        3.364950          6,757
  01/01/2005 to 12/31/2005................................    3.364950        3.442842          8,315
MFS Investors Trust Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    7.462424        8.239533             --
  01/01/2005 to 12/31/2005................................    8.239533        8.634287             --


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    2.00% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
MFS Investors Trust Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    0.883191        0.816319             --
  01/01/2002 to 12/31/2002................................    0.816319        0.638189            113
  01/01/2003 to 12/31/2003................................    0.638189        0.760051             --
  01/01/2004 to 12/31/2004................................    0.760051        0.828979             --
  01/01/2005 to 12/31/2005................................    0.828979        0.870418             --
MFS Investors Trust Sub-Account(2) (previously MFS
  Research Managers Sub-Account)
  07/02/2001* to 12/31/2001...............................    0.963522        0.862102             --
  01/01/2002 to 12/31/2002................................    0.862102        0.640473            104
  01/01/2003 to 12/31/2003................................    0.640473        0.777952             --
  01/01/2004 To 04/30/2004................................    0.777952        0.790475             --
Jennison Growth Sub-Account (Class B)
  05/01/2005** to 12/31/2005..............................    0.394860        0.472427             --
Jennison Growth Sub-Account (Class E)
  05/01/2005** to 12/31/2005..............................    0.395135        0.473440             --
Jennison Growth Sub-Account (Class B)(8)(12) (previously
  Met/ Putnam Voyager Sub-Account (Class B))
  05/01/2004** to 12/31/2004..............................    0.412516        0.428939             --
  01/01/2005 to 4/30/2005.................................    0.428939        0.393760             --
Jennison Growth Sub-Account (Class E)(9)(12) (previously
  Met/ Putnam Voyager Sub-Account (Class E))
  07/02/2001* to 12/31/2001...............................    0.570453        0.487423             --
  01/01/2002 to 12/31/2002................................    0.487423        0.339352            175
  01/01/2003 to 12/31/2003................................    0.339352        0.418122             --
  01/01/2004 to 12/31/2004................................    0.418122        0.428946             --
  01/01/2005 to 4/30/2005.................................    0.428946        0.394035             --
BlackRock Investment Trust Sub-Account (Class B)
  07/02/2001* to 12/31/2001...............................    6.353418        5.785748             --
  01/01/2002 to 12/31/2002................................    5.785748        4.180522             16
  01/01/2003 to 12/31/2003................................    4.180522        5.323306             --
  01/01/2004 to 12/31/2004................................    5.323306        5.770587             --
  01/01/2005 to 12/31/2005................................    5.770587        5.844259             --
BlackRock Large Cap Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    1.056325        1.160695             --
  01/01/2005 to 12/31/2005................................    1.160695        1.201005             --
BlackRock Large Cap Value Sub-Account (Class E)(9)
  05/01/2002** to 12/31/2002..............................    1.000000        0.789233          5,415
  01/01/2003 to 12/31/2003................................    0.789233        1.047551         18,024
  01/01/2004 to 12/31/2004................................    1.047551        1.163534         16,889
  01/01/2005 to 12/31/2005................................    1.163534        1.205466         16,830
FI Mid Cap Opportunities Sub-Account(4)
  05/01/2002** to 12/31/2002..............................    1.000000        0.807111            100
  01/01/2003 to 12/31/2003................................    0.807111        1.124118             --
  01/01/2004 To 04/30/2004................................    1.124118        1.111747             --
Harris Oakmark Focused Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.819611        3.047524             --
  01/01/2005 to 12/31/2005................................    3.047524        3.277353             --


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    2.00% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
Harris Oakmark Focused Value Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.388226        2.494693             --
  01/01/2002 to 12/31/2002................................    2.494693        2.225548             42
  01/01/2003 to 12/31/2003................................    2.225548        2.889418          8,959
  01/01/2004 to 12/31/2004................................    2.889418        3.108792          7,320
  01/01/2005 to 12/31/2005................................    3.108792        3.346457          8,555
FI Mid Cap Opportunities Sub-Account(3) (previously Janus
  Mid Cap Sub-Account)
  07/02/2001* to 12/31/2001...............................    1.830692        1.504357             --
  01/01/2002 to 12/31/2002................................    1.504357        1.044351             55
  01/01/2003 to 12/31/2003................................    1.044351        1.374567             --
  01/01/2004 to 12/31/2004................................    1.374567        1.573986             --
  01/01/2005 to 12/31/2005................................    1.573986        1.645715             --
MetLife Mid Cap Stock Index Sub-Account
  07/02/2001* to 12/31/2001...............................    1.044728        1.020656             --
  01/01/2002 to 12/31/2002................................    1.020656        0.849288             96
  01/01/2003 to 12/31/2003................................    0.849288        1.120104             --
  01/01/2004 to 12/31/2004................................    1.120104        1.270455             --
  01/01/2005 to 12/31/2005................................    1.270455        1.395077             --
Neuberger Berman Mid Cap Value Sub-Account
  07/02/2001* to 12/31/2001...............................    1.526466        1.472721             --
  01/01/2002 to 12/31/2002................................    1.472721        1.300445             66
  01/01/2003 to 12/31/2003................................    1.300445        1.735700             --
  01/01/2004 to 12/31/2004................................    1.735700        2.086768             --
  01/01/2005 to 12/31/2005................................    2.086768        2.289560             --
Franklin Templeton Small Cap Growth Sub-Account
  07/02/2001* to 12/31/2001...............................    0.952748        0.876193             --
  01/01/2002 to 12/31/2002................................    0.876193        0.617989            105
  01/01/2003 to 12/31/2003................................    0.617989        0.875959             --
  01/01/2004 to 12/31/2004................................    0.875959        0.954277             --
  01/01/2005 to 12/31/2005................................    0.954277        0.976511             --
Loomis Sayles Small Cap Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.205321        2.488969             --
  01/01/2005 to 12/31/2005................................    2.488969        2.602723             --
Loomis Sayles Small Cap Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.274500        2.145854             --
  01/01/2002 to 12/31/2002................................    2.145854        1.648099             44
  01/01/2003 to 12/31/2003................................    1.648099        2.201601             --
  01/01/2004 to 12/31/2004................................    2.201601        2.507602             --
  01/01/2005 to 12/31/2005................................    2.507602        2.624536             --
Russell 2000 Index Sub-Account
  07/02/2001* to 12/31/2001...............................    1.199015        1.162354             --
  01/01/2002 to 12/31/2002................................    1.162354        0.904411             83
  01/01/2003 to 12/31/2003................................    0.904411        1.291773             --
  01/01/2004 to 12/31/2004................................    1.291773        1.486470             --
  01/01/2005 to 12/31/2005................................    1.486470        1.519783             --
BlackRock Strategic Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    1.574532        1.764366             --
  01/01/2005 to 12/31/2005................................    1.764366        1.797152             --


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    2.00% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
BlackRock Strategic Value Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    1.420278        1.385578             --
  01/01/2002 to 12/31/2002................................    1.385578        1.066310             70
  01/01/2003 to 12/31/2003................................    1.066310        1.566922             --
  01/01/2004 to 12/31/2004................................    1.566922        1.768749             --
  01/01/2005 to 12/31/2005................................    1.768749        1.802423             --
Morgan Stanley EAFE Index Sub-Account
  07/02/2001* to 12/31/2001...............................    0.929727        0.835582             --
  01/01/2002 to 12/31/2002................................    0.835582        0.681741            108
  01/01/2003 to 12/31/2003................................    0.681741        0.916841             --
  01/01/2004 to 12/31/2004................................    0.916841        1.071828             --
  01/01/2005 to 12/31/2005................................    1.071828        1.186538             --
FI International Stock Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    1.093169        1.243813             --
  01/01/2005 to 12/31/2005................................    1.243813        1.433681             --
FI International Stock Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    1.180315        1.075100             --
  01/01/2002 to 12/31/2002................................    1.075100        0.868076             85
  01/01/2003 to 12/31/2003................................    0.868076        1.088260             --
  01/01/2004 to 12/31/2004................................    1.088260        1.258817             --
  01/01/2005 to 12/31/2005................................    1.258817        1.453615             --
BlackRock Diversified Sub-Account (Class B)
  05/01/2004** to 12/31/2004..............................   31.747219       34.117212             --
  01/01/2005 to 12/31/2005................................   34.117212       34.386285             --
BlackRock Aggressive Growth Sub-Account (Class B)
  05/01/2004** to 12/31/2004..............................   30.490081       33.669887             --
  01/01/2005 to 12/31/2005................................   33.669887       36.448314             --
Oppenheimer Global Equity Sub-Account
  05/01/2004** to 12/31/2004..............................   12.215636       14.035159             --
  01/01/2005 to 12/31/2005................................   14.035159       15.956500             --
T. Rowe Price Large Cap Growth Sub-Account
  05/01/2004** to 12/31/2004..............................    1.080534        1.166238             --
  01/01/2005 to 12/31/2005................................    1.166238        1.215547             --
T. Rowe Price Small Cap Growth Sub-Account
  05/01/2004** to 12/31/2004..............................    1.185973        1.259362             --
  01/01/2005 to 12/31/2005................................    1.259362        1.366780             --
Lord Abbett Bond Debenture Sub-Account
  07/02/2001* to 12/31/2001...............................    1.321527        1.324977             --
  01/01/2002 to 12/31/2002................................    1.324977        1.291281             76
  01/01/2003 to 12/31/2003................................    1.291281        1.508214             --
  01/01/2004 to 12/31/2004................................    1.508214        1.598999             --
  01/01/2005 to 12/31/2005................................    1.598999        1.590830             --
PIMCO Total Return Sub-Account
  07/02/2001* to 12/31/2001...............................    1.005260        1.048166             --
  01/01/2002 to 12/31/2002................................    1.048166        1.122889             99
  01/01/2003 to 12/31/2003................................    1.122889        1.148048             --
  01/01/2004 to 12/31/2004................................    1.148048        1.181301             --
  01/01/2005 to 12/31/2005................................    1.181301        1.183999             --


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    2.00% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
Janus Aggressive Growth Sub-Account(5) (previously Janus
  Growth Sub-Account)
  07/02/2001* to 12/31/2001...............................    0.950758        0.771578             --
  01/01/2002 to 12/31/2002................................    0.771578        0.523195            105
  01/01/2003 to 12/31/2003................................    0.523195        0.666195             --
  01/01/2004 to 12/31/2004................................    0.666195        0.708083             --
  01/01/2005 to 12/31/2005................................    0.708083        0.788334             --
Lazard Mid-Cap Sub-Account(11) (formerly Met/AIM Mid Cap
  Core Equity Sub-Account)
  05/01/2002** to 12/31/2002..............................    1.135883        0.959496             88
  01/01/2003 to 12/31/2003................................    0.959496        1.186679             --
  01/01/2004 to 12/31/2004................................    1.186679        1.330636             --
  01/01/2005 to 12/31/2005................................    1.330636        1.409478             --
T. Rowe Price Mid Cap Growth Sub-Account
  07/02/2001* to 12/31/2001...............................    0.928800        0.819360             --
  01/01/2002 to 12/31/2002................................    0.819360        0.449436            108
  01/01/2003 to 12/31/2003................................    0.449436        0.601967             --
  01/01/2004 to 12/31/2004................................    0.601967        0.695180             --
  01/01/2005 to 12/31/2005................................    0.695180        0.781130             --
Met/AIM Small Cap Growth Sub-Account
  05/01/2002** to 12/31/2002..............................    1.118428        0.841067             89
  01/01/2003 to 12/31/2003................................    0.841067        1.144844             --
  01/01/2004 to 12/31/2004................................    1.144844        1.194293             --
  01/01/2005 to 12/31/2005................................    1.194293        1.267482             --
RCM Global Technology Sub-Account
  07/02/2001* to 12/31/2001...............................    0.756138        0.606160             --
  01/01/2002 to 12/31/2002................................    0.606160        0.292724            132
  01/01/2003 to 12/31/2003................................    0.292724        0.452115             --
  01/01/2004 to 12/31/2004................................    0.452115        0.424028             --
  01/01/2005 to 12/31/2005................................    0.424028        0.461443             --
Harris Oakmark International Sub-Account (Class E)(7)
  05/01/2002** to 12/31/2002..............................    1.056063        0.877293             95
  01/01/2003 to 12/31/2003................................    0.877293        1.162207             --
  01/01/2004 to 12/31/2004................................    1.162207        1.374808             --
  01/01/2005 to 12/31/2005................................    1.374808        1.540026             --
Harris Oakmark International Sub-Account (Class B)(6)
  05/01/2003** to 12/31/2003..............................    0.866966        1.159838             --
  01/01/2004 to 12/31/2004................................    1.159838        1.370141             --
  01/01/2005 to 12/31/2005................................    1.370141        1.534299             --
MFS Research International Sub-Account
  07/02/2001* to 12/31/2001...............................    0.924469        0.843356             --
  01/01/2002 to 12/31/2002................................    0.843356        0.729093            108
  01/01/2003 to 12/31/2003................................    0.729093        0.943663             --
  01/01/2004 to 12/31/2004................................    0.943663        1.105847             --
  01/01/2005 to 12/31/2005................................    1.105847        1.262034             --
Neuberger Berman Berman Real Estate Sub-Account
  05/01/2004** to 12/31/2004..............................    9.998356       12.782124             --
  01/01/2005 to 12/31/2005................................   12.782124       14.194452             --
MetLife Conservative Allocation Portfolio
  05/01/2005** to 12/31/2005..............................    9.998356       10.258346             --
MetLife Conservative to Moderate Allocation Portfolio
  05/01/2005** to 12/31/2005..............................    9.998356       10.475403             --


------------
 * Date on which the Contract first became available.
** Date on which the Subaccount first became available.

                                                                    2.00% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
MetLife Moderate Allocation Portfolio
  05/01/2005** to 12/31/2005..............................    9.998356       10.705282             --
MetLife Moderate to Aggressive Allocation Portfolio
  05/01/2005** to 12/31/2005..............................    9.998356       10.930238             --
MetLife Aggressive Portfolio
  05/01/2005** to 12/31/2005..............................    9.998356       11.105793             --

                                                                    2.25% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
American Funds Growth Sub-Account
  07/02/2001* to 12/31/2001...............................   11.199225        9.861572             --
  01/01/2002 to 12/31/2002................................    9.861572        7.283960              9
  01/01/2003 to 12/31/2003................................    7.283960        9.743517          5,680
  01/01/2004 to 12/31/2004................................    9.743517       10.716668          4,999
  01/01/2005 to 12/31/2005................................   10.716668       12.175690          5,169
American Funds Growth-Income Sub -- Account
  07/02/2001* to 12/31/2001...............................    7.589371        7.335119             --
  01/01/2002 to 12/31/2002................................    7.335119        5.856183             13
  01/01/2003 to 12/31/2003................................    5.856183        7.582755          7,299
  01/01/2004 to 12/31/2004................................    7.582755        8.182748          6,546
  01/01/2005 to 12/31/2005................................    8.182748        8.467856          7,205
American Funds Global Small Capitalization Sub-Account
  07/02/2001* to 12/31/2001...............................    1.428787        1.313300             --
  01/01/2002 to 12/31/2002................................    1.313300        1.039406             70
  01/01/2003 to 12/31/2003................................    1.039406        1.560333             --
  01/01/2004 to 12/31/2004................................    1.560333        1.844088             --
  01/01/2005 to 12/31/2005................................    1.844088        2.260333              0



---------------

 *  Date on which the Contract first became available.

 (1) Previously, the Balanced Subaccount. On April 30, 2004, the Balanced Portfolio merged into the MFS Total Return Portfolio.

 (2) Previously, the MFS Research Managers Subaccount. On April 30, 2004, the MFS Research Managers Portfolio merged into the MFS Investors Trust Portfolio.

 (3) Previously, the Janus Mid Cap Subaccount. On April 30, 2004, the FI Mid Cap Opportunities Portfolio merged into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio. Information shown for the FI Mid Cap Opportunities Subaccount (formerly the Janus Mid Cap Subaccount) reflects the unit value history of the Janus Mid Cap Subaccount through the date of the merger.

 (4) Previously, the FI Mid Cap Opportunities Subaccount. On April 30, 2004, the FI Mid Cap Opportunities Portfolio merged into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio.

 (5) Previously, the Janus Growth Subaccount. On April 28, 2003, the Janus Growth Portfolio merged into the Janus Aggressive Growth Portfolio. Information shown for the Janus Aggressive Growth Subaccount is based on the May 1, 2001 inception date of the Janus Growth Subaccount and reflects the accumulation unit value history of the Janus Growth Subaccount through the date of the merger.

 (6) The Harris Oakmark International Portfolio Class B shares are only available under Contracts issued on or after May 1, 2003.

 (7) The Harris Oakmark International Portfolio Class E shares are only available under Contracts issued prior to May 1, 2003.

 (8) The Western Asset Management U.S. Government, Western Asset Management Strategic Bond Opportunities, BlackRock Large Cap Value, Davis Venture Value, FI Value Leaders, Harris Oakmark Large Cap Value, Harris Oakmark Focused Value, MFS Investors Trust, BlackRock Strategic Value, FI International Stock, BlackRock Legacy Large Cap Growth, Jennison Growth and Loomis Sayles Small Cap Portfolios Class B shares are only available under Contracts issued on or after May 1, 2004.



 (9) The Western Asset Management U.S. Government, Western Asset Management Strategic Bond Opportunities, BlackRock Large Cap Value, Davis Venture Value, FI Value Leaders, Harris Oakmark Large Cap Value, Harris Oakmark Focused Value, MFS Investors Trust, BlackRock Strategic Value, FI International Stock, BlackRock Legacy Large Cap Growth, Jennison Growth and Loomis Sayles Small Cap Portfolios Class E shares are only available under Contracts issued prior to May 1, 2004.



(10) Effective May 1, 2006, Salomon Brothers U.S. Government Sub-Account changed its name to Western Asset Management U.S. Government Sub-Account, Salomon Brothers Strategic Bond Opportunities Sub-Account changed its name to Western Asset Management Strategic Bond Opportunities Sub-Account and Western Asset Management Company replaced Salomon Brothers Asset Management as Subadvisor.



(11) Effective December 19, 2005, MET/AIM Mid-Cap Core Equity Sub-Account changed its name to Lazard Mid-Cap Sub-Account and on December 19, 2005, Lazard Asset Investment LLC replaced AIM Capital Management, Inc. as Subadvisor.



(12) On or about April 29, 2005, the Met/Putnam Voyager Portfolio that had been offered as an Eligible Fund up through that date, merged with and into the Jennison Growth Portfolio.

                            ACCUMULATION UNIT VALUES
           (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGH THE PERIOD)

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                        CONDENSED FINANCIAL INFORMATION


                                                                    2.05% VARIABLE ACCOUNT CHARGE
                                                                (AVAILABLE ON AND AFTER MAY 1, 2003)
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
American Forerunner -- 2.05
BlackRock Money Market Sub-Account (Class B)
  07/02/2001* to 12/31/2001...............................    1.972828        1.977477
  01/01/2002 to 12/31/2002................................    1.977477        1.959915
  01/01/2003 to 12/31/2003................................    1.959915        1.930802          5,049
  01/01/2004 to 12/31/2004................................    1.930802        1.905402         11,158
  01/01/2005 to 12/31/2005................................    1.905402        1.916065         54,936
Lehman Brothers Aggregate Bond Index Sub-Account
  07/02/2001* to 12/31/2001...............................    1.078558        1.106029
  01/01/2002 to 12/31/2002................................    1.106029        1.191314
  01/01/2003 to 12/31/2003................................    1.191314        1.206603         60,164
  01/01/2004 to 12/31/2004................................    1.206603        1.227494         75,224
  01/01/2005 to 12/31/2005................................    1.227494        1.224937         77,109
Western Asset Management Strategic Bond Opportunities
  Sub-Account (Class B)(8)(10) (formerly Salomon Brothers
  Strategic Bond Opportunities Sub-Account (Class B))
  05/01/2004** to 12/31/2004..............................    1.753911        1.851386          6,651
  01/01/2005 to 12/31/2005................................    1.851386        1.860388         16,045
Western Asset Management Strategic Bond Opportunities
  Sub-Account (Class E)(9)(10) (formerly Salomon Brothers
  Strategic Bond Opportunities Sub-Account (Class E))
  07/02/2001* to 12/31/2001...............................    1.486920        1.516402
  01/01/2002 to 12/31/2002................................    1.516402        1.624734
  01/01/2003 to 12/31/2003................................    1.624734        1.790682         65,852
  01/01/2004 to 12/31/2004................................    1.790682        1.867873        300,521
  01/01/2005 to 12/31/2005................................    1.867873        1.878977        332,073
Western Asset Management U.S. Government Sub-Account
  (Class B)(8)(10) (formerly Salomon Brothers U.S.
  Government Sub-Account (Class B))
  05/01/2004** to 12/31/2004..............................    1.449686        1.477867            529
  01/01/2005 to 12/31/2005................................    1.477867        1.468099         71,047
Western Asset Management U.S. Government Sub-Account
  (Class E)(9)(10) (formerly Salomon Brothers U.S.
  Government Sub-Account (Class E))
  07/02/2001* to 12/31/2001...............................    1.373574        1.410274
  01/01/2002 to 12/31/2002................................    1.410274        1.486992
  01/01/2003 to 12/31/2003................................    1.486992        1.479373         78,735
  01/01/2004 to 12/31/2004................................    1.479373        1.489930        134,760
  01/01/2005 to 12/31/2005................................    1.489930        1.482837        108,948
BlackRock Bond Income Sub-Account (Class B)
  07/02/2001* to 12/31/2001...............................    3.379092        3.489860
  01/01/2002 to 12/31/2002................................    3.489860        3.698335
  01/01/2003 to 12/31/2003................................    3.698335        3.825580         26,363
  01/01/2004 to 12/31/2004................................    3.825580        3.904112         53,252
  01/01/2005 to 12/31/2005................................    3.904112        3.907521         42,909

                                                                    2.05% VARIABLE ACCOUNT CHARGE
                                                                (AVAILABLE ON AND AFTER MAY 1, 2003)
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
MFS Total Return Sub-Account(1) (previously Balanced
  Sub-Account)
  07/02/2001* to 12/31/2001...............................    1.435537        1.405099
  01/01/2002 to 12/31/2002................................    1.405099        1.187645
  01/01/2003 to 12/31/2003................................    1.187645        1.391978         14,196
  01/01/2004 to 04/30/2004................................    1.391978        1.376879         51,121
MFS Total Return Sub-Account
  05/01/2004** to 12/31/2004..............................    3.291543        3.563658         64,762
  01/01/2005 to 12/31/2005................................    3.563658        3.591086         24,934
BlackRock Legacy Large Cap Growth Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.180383        2.378867
  01/01/2005 to 12/31/2005................................    2.378867        2.488139          9,965
BlackRock Legacy Large Cap Growth Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.862192        2.605768
  01/01/2002 to 12/31/2002................................    2.605768        1.704318
  01/01/2003 to 12/31/2003................................    1.704318        2.252638          5,890
  01/01/2004 to 12/31/2004................................    2.252638        2.396750         20,770
  01/01/2005 to 12/31/2005................................    2.396750        2.509143         16,071
Davis Venture Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.685861        2.878266          1,729
  01/01/2005 to 12/31/2005................................    2.878266        3.101915         12,537
Davis Venture Value Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.669516        2.524472
  01/01/2002 to 12/31/2002................................    2.524472        2.063876
  01/01/2003 to 12/31/2003................................    2.063876        2.643505         56,887
  01/01/2004 to 12/31/2004................................    2.643505        2.904165         99,210
  01/01/2005 to 12/31/2005................................    2.904165        3.133819         94,780
FI Value Leaders Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.142219        2.405985          2,024
  01/01/2005 to 12/31/2005................................    2.405985        2.603205         35,279
FI Value Leaders Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.464638        2.230304
  01/01/2002 to 12/31/2002................................    2.230304        1.757562
  01/01/2003 to 12/31/2003................................    1.757562        2.182391             --
  01/01/2004 to 12/31/2004................................    2.182391        2.427956            462
  01/01/2005 to 12/31/2005................................    2.427956        2.629272             --
Harris Oakmark Large Cap Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    1.170946        1.258177          9,897
  01/01/2005 to 12/31/2005................................    1.258177        1.212374         29,012
Harris Oakmark Large Cap Value Sub-Account (Class E)(9)
  05/01/2002** to 12/31/2002..............................    1.157583        0.945336
  01/01/2003 to 12/31/2003................................    0.945336        1.160856         36,493
  01/01/2004 to 12/31/2004................................    1.160856        1.265644        120,973
  01/01/2005 to 12/31/2005................................    1.265644        1.220906        112,786
MetLife Stock Index Sub-Account
  07/02/2001* to 12/31/2001...............................    3.521031        3.251284
  01/01/2002 to 12/31/2002................................    3.251284        2.468025
  01/01/2003 to 12/31/2003................................    2.468025        3.091926          4,878
  01/01/2004 to 12/31/2004................................    3.091926        3.340382          8,257
  01/01/2005 to 12/31/2005................................    3.340382        3.416003          4,423
MFS Investors Trust Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    7.443730        8.216169             --
  01/01/2005 to 12/31/2005................................    8.216169        8.605513             --

                                                                    2.05% VARIABLE ACCOUNT CHARGE
                                                                (AVAILABLE ON AND AFTER MAY 1, 2003)
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
MFS Investors Trust Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    0.882231        0.815218
  01/01/2002 to 12/31/2002................................    0.815218        0.637003
  01/01/2003 to 12/31/2003................................    0.637003        0.758261             --
  01/01/2004 to 12/31/2004................................    0.758261        0.826613             --
  01/01/2005 to 12/31/2005................................    0.826613        0.867501             --
MFS Investors Trust Sub-Account(2) (previously MFS
  Research Managers Sub-Account)
  07/02/2001* to 12/31/2001...............................    0.962475        0.860932
  01/01/2002 to 12/31/2002................................    0.860932        0.639280
  01/01/2003 to 12/31/2003................................    0.639280        0.776109             --
  01/01/2004 To 04/30/2004................................    0.776109        0.788473             --
Jennison Growth Sub-Account (Class B)
  05/01/2005** to 12/31/2005..............................    0.393872        0.471088             --
Jennison Growth Sub-Account (Class E)
  05/01/2005** to 12/31/2005..............................    0.394146        0.472098             --
Jennison Growth Sub-Account (Class B)(8)(12) (previously
  Met/ Putnam Voyager Sub-Account (Class B))
  05/01/2004** to 12/31/2004..............................    0.411689        0.427937
  01/01/2005 to 4/30/2005.................................    0.427937        0.392776             --
Jennison Growth Sub-Account (Class E)(9)(12) (previously
  Met/ Putnam Voyager Sub-Account (Class E))
  07/02/2001* to 12/31/2001...............................    0.570119        0.487001
  01/01/2002 to 12/31/2002................................    0.487001        0.338891
  01/01/2003 to 12/31/2003................................    0.338891        0.417354             --
  01/01/2004 to 12/31/2004................................    0.417354        0.427943             --
  01/01/2005 to 4/30/2005.................................    0.427943        0.393050             --
BlackRock Investment Trust Sub-Account (Class B)
  07/02/2001* to 12/31/2001...............................    6.296436        5.732298
  01/01/2002 to 12/31/2002................................    5.732298        4.139827
  01/01/2003 to 12/31/2003................................    4.139827        5.268858             --
  01/01/2004 to 12/31/2004................................    5.268858        5.708704          1,217
  01/01/2005 to 12/31/2005................................    5.708704        5.778706          8,501
BlackRock Large Cap Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    1.055264        1.159145
  01/01/2005 to 12/31/2005................................    1.159145        1.198804             --
BlackRock Large Cap Value Sub-Account (Class E)(9)
  05/01/2002** to 12/31/2002..............................    1.000000        0.788965
  01/01/2003 to 12/31/2003................................    0.788965        1.046673             --
  01/01/2004 to 12/31/2004................................    1.046673        1.161977          8,269
  01/01/2005 to 12/31/2005................................    1.161977        1.203252          8,431
FI Mid Cap Opportunities Sub-Account(4)
  05/01/2002** to 12/31/2002..............................    1.000000        0.806844
  01/01/2003 to 12/31/2003................................    0.806844        1.123190         30,026
  01/01/2004 To 04/30/2004................................    1.123190        1.110647         41,498
Harris Oakmark Focused Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.819611        3.047524          1,640
  01/01/2005 to 12/31/2005................................    3.047524        3.277353         20,566
Harris Oakmark Focused Value Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.378490        2.483878
  01/01/2002 to 12/31/2002................................    2.483878        2.214789
  01/01/2003 to 12/31/2003................................    2.214789        2.874018         28,639
  01/01/2004 to 12/31/2004................................    2.874018        3.090673         57,495
  01/01/2005 to 12/31/2005................................    3.090673        3.325297         27,168

                                                                    2.05% VARIABLE ACCOUNT CHARGE
                                                                (AVAILABLE ON AND AFTER MAY 1, 2003)
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
FI Mid Cap Opportunities Sub-Account(3) (previously Janus
  Mid Cap Sub-Account)
  07/02/2001* to 12/31/2001...............................    1.826729        1.500697
  01/01/2002 to 12/31/2002................................    1.500697        1.041289
  01/01/2003 to 12/31/2003................................    1.041289        1.369860          4,015
  01/01/2004 to 12/31/2004................................    1.369860        1.567810         81,235
  01/01/2005 to 12/31/2005................................    1.567810        1.638441         66,463
MetLife Mid Cap Stock Index Sub-Account
  07/02/2001* to 12/31/2001...............................    1.044227        1.019896
  01/01/2002 to 12/31/2002................................    1.019896        0.848220
  01/01/2003 to 12/31/2003................................    0.848220        1.118141         15,614
  01/01/2004 to 12/31/2004................................    1.118141        1.267594         32,206
  01/01/2005 to 12/31/2005................................    1.267594        1.391243         23,080
Neuberger Berman Mid Cap Value Sub-Account
  07/02/2001* to 12/31/2001...............................    1.524449        1.470389
  01/01/2002 to 12/31/2002................................    1.470389        1.297733
  01/01/2003 to 12/31/2003................................    1.297733        1.731207          5,306
  01/01/2004 to 12/31/2004................................    1.731207        2.080325         58,863
  01/01/2005 to 12/31/2005................................    2.080325        2.281355        118,021
Franklin Templeton Small Cap Growth Sub-Account
  07/02/2001* to 12/31/2001...............................    0.952667        0.875884
  01/01/2002 to 12/31/2002................................    0.875884        0.617465
  01/01/2003 to 12/31/2003................................    0.617465        0.874779             --
  01/01/2004 to 12/31/2004................................    0.874779        0.952514         83,676
  01/01/2005 to 12/31/2005................................    0.952514        0.974222         40,023
Loomis Sayles Small Cap Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.194308        2.475719            424
  01/01/2005 to 12/31/2005................................    2.475719        2.587577         23,572
Loomis Sayles Small Cap Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.266363        2.137609
  01/01/2002 to 12/31/2002................................    2.137609        1.640950
  01/01/2003 to 12/31/2003................................    1.640950        2.190971          9,177
  01/01/2004 to 12/31/2004................................    2.190971        2.494244         15,138
  01/01/2005 to 12/31/2005................................    2.494244        2.609256         21,158
Russell 2000 Index Sub-Account
  07/02/2001* to 12/31/2001...............................    1.197426        1.160508
  01/01/2002 to 12/31/2002................................    1.160508        0.902525
  01/01/2003 to 12/31/2003................................    0.902525        1.288438          8,677
  01/01/2004 to 12/31/2004................................    1.288438        1.481890         18,127
  01/01/2005 to 12/31/2005................................    1.481890        1.514345         27,264
BlackRock Strategic Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    1.571519        1.760407         46,955
  01/01/2005 to 12/31/2005................................    1.760407        1.792225         82,193
BlackRock Strategic Value Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    1.419575        1.384505
  01/01/2002 to 12/31/2002................................    1.384505        1.064948
  01/01/2003 to 12/31/2003................................    1.064948        1.564135         44,439
  01/01/2004 to 12/31/2004................................    1.564135        1.764719         93,196
  01/01/2005 to 12/31/2005................................    1.764719        1.797420         62,812

                                                                    2.05% VARIABLE ACCOUNT CHARGE
                                                                (AVAILABLE ON AND AFTER MAY 1, 2003)
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
Morgan Stanley EAFE Index Sub-Account
  07/02/2001* to 12/31/2001...............................    0.928572        0.834321
  01/01/2002 to 12/31/2002................................    0.834321        0.680380
  01/01/2003 to 12/31/2003................................    0.680380        0.914558             --
  01/01/2004 to 12/31/2004................................    0.914558        1.068624          1,253
  01/01/2005 to 12/31/2005................................    1.068624        1.182402          1,199
FI International Stock Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    1.086075        1.235332            260
  01/01/2005 to 12/31/2005................................    1.235332        1.423196         14,387
FI International Stock Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    1.174327        1.069361
  01/01/2002 to 12/31/2002................................    1.069361        0.863013
  01/01/2003 to 12/31/2003................................    0.863013        1.081383          8,930
  01/01/2004 to 12/31/2004................................    1.081383        1.250235         22,105
  01/01/2005 to 12/31/2005................................    1.250235        1.442986         15,396
BlackRock Diversified Sub-Account (Class B)
  05/01/2004** to 12/31/2004..............................   31.465649       33.803423             87
  01/01/2005 to 12/31/2005................................   33.803423       34.053051             90
BlackRock Aggressive Growth Sub-Account (Class B)
  05/01/2004** to 12/31/2004..............................   30.246923       33.390303
  01/01/2005 to 12/31/2005................................   33.390303       36.127659             --
Oppenheimer Global Equity Sub-Account
  05/01/2004** to 12/31/2004..............................   12.171935       13.980317            107
  01/01/2005 to 12/31/2005................................   13.980317       15.886236            589
T. Rowe Price Large Cap Growth Sub-Account
  05/01/2004** to 12/31/2004..............................    1.077573        1.162657          2,171
  01/01/2005 to 12/31/2005................................    1.162657        1.211211         29,547
T. Rowe Price Small Cap Growth Sub-Account
  05/01/2004** to 12/31/2004..............................    1.181725        1.254435
  01/01/2005 to 12/31/2005................................    1.254435        1.360754          8,536
Lord Abbett Bond Debenture Sub-Account
  07/02/2001* to 12/31/2001...............................    1.330042        1.333178
  01/01/2002 to 12/31/2002................................    1.333178        1.298637
  01/01/2003 to 12/31/2003................................    1.298637        1.516050         16,271
  01/01/2004 to 12/31/2004................................    1.516050        1.606501         41,785
  01/01/2005 to 12/31/2005................................    1.606501        1.597498         74,505
PIMCO Total Return Sub-Account
  07/02/2001* to 12/31/2001...............................    1.005067        1.047707
  01/01/2002 to 12/31/2002................................    1.047707        1.121846
  01/01/2003 to 12/31/2003................................    1.121846        1.146411        146,089
  01/01/2004 to 12/31/2004................................    1.146411        1.179026        167,218
  01/01/2005 to 12/31/2005................................    1.179026        1.181130        177,269
Janus Aggressive Growth Sub-Account(5) (previously Janus
  Growth Sub-Account)
  07/02/2001* to 12/31/2001...............................    0.950677        0.771319
  01/01/2002 to 12/31/2002................................    0.771319        0.522758
  01/01/2003 to 12/31/2003................................    0.522758        0.665295             --
  01/01/2004 to 12/31/2004................................    0.665295        0.706773         12,142
  01/01/2005 to 12/31/2005................................    0.706773        0.786484         12,056

                                                                    2.05% VARIABLE ACCOUNT CHARGE
                                                                (AVAILABLE ON AND AFTER MAY 1, 2003)
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
Lazard Mid-Cap Sub-Account(11) (formerly Met/AIM Mid Cap
  Core Equity Sub-Account)
  05/01/2002** to 12/31/2002..............................    1.135566        0.958902
  01/01/2003 to 12/31/2003................................    0.958902        1.185353             --
  01/01/2004 to 12/31/2004................................    1.185353        1.328484             --
  01/01/2005 to 12/31/2005................................    1.328484        1.406498             --
T. Rowe Price Mid Cap Growth Sub-Account
  07/02/2001* to 12/31/2001...............................    0.928651        0.819014
  01/01/2002 to 12/31/2002................................    0.819014        0.449045
  01/01/2003 to 12/31/2003................................    0.449045        0.601135         44,461
  01/01/2004 to 12/31/2004................................    0.601135        0.693872        124,789
  01/01/2005 to 12/31/2005................................    0.693872        0.779272         66,704
Met/AIM Small Cap Growth Sub-Account
  05/01/2002** to 12/31/2002..............................    1.118116        0.840553
  01/01/2003 to 12/31/2003................................    0.840553        1.143575         21,268
  01/01/2004 to 12/31/2004................................    1.143575        1.192371         39,133
  01/01/2005 to 12/31/2005................................    1.192371        1.264812         38,396
RCM Global Technology Sub-Account
  07/02/2001* to 12/31/2001...............................    0.755992        0.605880
  01/01/2002 to 12/31/2002................................    0.605880        0.292440
  01/01/2003 to 12/31/2003................................    0.292440        0.451458         19,399
  01/01/2004 to 12/31/2004................................    0.451458        0.423199         48,834
  01/01/2005 to 12/31/2005................................    0.423199        0.460312         21,816
Harris Oakmark International Sub-Account (Class E)(7)
  05/01/2002** to 12/31/2002..............................    0.000000        0.000000
  01/01/2003 to 12/31/2003................................    0.000000        0.000000
  01/01/2004 to 12/31/2004
  01/01/2005 to 12/31/2005
Harris Oakmark International Sub-Account (Class B)(6)
  05/01/2003** to 12/31/2003..............................    0.866290        1.158543         17,562
  01/01/2004 to 12/31/2004................................    1.158543        1.367925         64,386
  01/01/2005 to 12/31/2005................................    1.367925        1.531055        131,907
MFS Research International Sub-Account
  07/02/2001* to 12/31/2001...............................    0.913776        0.833377
  01/01/2002 to 12/31/2002................................    0.833377        0.720086
  01/01/2003 to 12/31/2003................................    0.720086        0.931581         12,453
  01/01/2004 to 12/31/2004................................    0.931581        1.091142         36,320
  01/01/2005 to 12/31/2005................................    1.091142        1.244632         99,569
Neuberger Berman Berman Real Estate Sub-Account
  05/01/2004** to 12/31/2004..............................    9.998315       12.777839            701
  01/01/2005 to 12/31/2005................................   12.777839       14.182623          8,203
MetLife Conservative Allocation Portfolio
  05/01/2005** to 12/31/2005..............................    9.998315       10.254906             --
MetLife Conservative to Moderate Allocation Portfolio
  05/01/2005** to 12/31/2005..............................    9.998315       10.471891             --
MetLife Moderate Allocation Portfolio
  05/01/2005** to 12/31/2005..............................    9.998315       10.701694            261
MetLife Moderate to Aggressive Allocation Portfolio
  05/01/2005** to 12/31/2005..............................    9.998315       10.926575             --
MetLife Aggressive Portfolio
  05/01/2005** to 12/31/2005..............................    9.998315       11.102071          2,944

                                                                    2.30% VARIABLE ACCOUNT CHARGE
                                                                (AVAILABLE ON AND AFTER MAY 1, 2003)
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
American Funds Growth Sub-Account
  07/02/2001* to 12/31/2001...............................   11.103152        9.774208
  01/01/2002 to 12/31/2002................................    9.774208        7.215819
  01/01/2003 to 12/31/2003................................    7.215819        9.647551         28,424
  01/01/2004 to 12/31/2004................................    9.647551       10.605799         55,853
  01/01/2005 to 12/31/2005................................   10.605799       12.043723         68,792
American Funds Growth-Income Sub-Account
  07/02/2001* to 12/31/2001...............................    7.524304        7.270277
  01/01/2002 to 12/31/2002................................    7.270277        5.801504
  01/01/2003 to 12/31/2003................................    5.801504        7.508206         31,409
  01/01/2004 to 12/31/2004................................    7.508206        8.098238         69,227
  01/01/2005 to 12/31/2005................................    8.098238        8.376225         94,670
American Funds Global Small Capitalization Sub-Account
  07/02/2001* to 12/31/2001...............................    1.426521        1.310848
  01/01/2002 to 12/31/2002................................    1.310848        1.036946
  01/01/2003 to 12/31/2003................................    1.036946        1.555856         29,079
  01/01/2004 to 12/31/2004................................    1.555856        1.837877        118,842
  01/01/2005 to 12/31/2005................................    1.837877        2.251597         96,379


---------------
 (1) Previously, the Balanced Subaccount. On April 30, 2004, the Balanced Portfolio merged into the MFS Total Return Portfolio.

 (2) Previously, the MFS Research Managers Subaccount. On April 30, 2004, the MFS Research Managers Portfolio merged into the MFS Investors Trust Portfolio.

 (3) Previously, the Janus Mid Cap Subaccount. On April 30, 2004, the FI Mid Cap Opportunities Portfolio merged into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio. Information shown for the FI Mid Cap Opportunities Subaccount (formerly the Janus Mid Cap Subaccount) reflects the unit value history of the Janus Mid Cap Subaccount through the date of the merger.

 (4) Previously, the FI Mid Cap Opportunities Subaccount. On April 30, 2004, the FI Mid Cap Opportunities Portfolio merged into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio.

 (5) Previously, the Janus Growth Subaccount. On April 28, 2003, the Janus Growth Portfolio merged into the Janus Aggressive Growth Portfolio. Information shown for the Janus Aggressive Growth Subaccount is based on the May 1, 2001 inception date of the Janus Growth Subaccount and reflects the accumulation unit value history of the Janus Growth Subaccount through the date of the merger.

 (6) The Harris Oakmark International Portfolio Class B shares are only available under Contracts issued on or after May 1, 2003.

 (7) The Harris Oakmark International Portfolio Class E shares are only available under Contracts issued prior to May 1, 2003.


 (8) The Western Asset Management U.S. Government, Western Asset Management Strategic Bond Opportunities, BlackRock Large Cap Value, Davis Venture Value, FI Value Leaders, Harris Oakmark Large Cap Value, Harris Oakmark Focused Value, MFS Investors Trust, BlackRock Strategic Value, FI International Stock, BlackRock Legacy Large Cap Growth, Jennison Growth and Loomis Sayles Small Cap Portfolios Class B shares are only available under Contracts issued on or after May 1, 2004.



 (9) The Western Asset Management U.S. Government, Western Asset Management Strategic Bond Opportunities, BlackRock Large Cap Value, Davis Venture Value, FI Value Leaders, Harris Oakmark Large Cap Value, Harris Oakmark Focused Value, MFS Investors Trust, BlackRock Strategic Value, FI International Stock, BlackRock

Legacy Large Cap Growth, Jennison Growth and Loomis Sayles Small Cap Portfolios Class E shares are only available under Contracts issued prior to May 1, 2004.


(10) Effective May 1, 2006, Salomon Brothers U.S. Government Sub-Account changed its name to Western Asset Management U.S. Government Sub-Account, Salomon Brothers Strategic Bond Opportunities Sub-Account changed its name to Western Asset Management Strategic Bond Opportunities Sub-Account and Western Asset Management Company replaced Salomon Brothers Asset Management as Subadvisor.



(11) Effective December 19, 2005, MET/AIM Mid-Cap Core Equity Sub-Account changed its name to Lazard Mid-Cap Sub-Account and on December 19,2 005, Lazard Asset Investment LLC replaced AIM Capital Management, Inc. as Subadvisor.



(12) On or about April 29, 2005, the Met/Putnam Voyager Portfolio that had been offered as an Eligible Fund up through that date, merged with and into the Jennison Growth Portfolio.

                            ACCUMULATION UNIT VALUES
           (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGH THE PERIOD)

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                        CONDENSED FINANCIAL INFORMATION


                                                                    2.10% VARIABLE ACCOUNT CHARGE
                                                                (AVAILABLE ON AND AFTER MAY 1, 2003)
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
American Forerunner -- 2.10
BlackRock Money Market Sub-Account (Class B)
  07/02/2001* to 12/31/2001...............................    1.955275        1.959361
  01/01/2002 to 12/31/2002................................    1.959361        1.940979
  01/01/2003 to 12/31/2003................................    1.940979        1.911192        325,263
  01/01/2004 to 12/31/2004................................    1.911192        1.885104        120,130
  01/01/2005 to 12/31/2005................................    1.885104        1.894708         89,720
Lehman Brothers Aggregate Bond Index Sub-Account
  07/02/2001* to 12/31/2001...............................    1.077024        1.104178
  01/01/2002 to 12/31/2002................................    1.104178        1.188726
  01/01/2003 to 12/31/2003................................    1.188726        1.203382         48,838
  01/01/2004 to 12/31/2004................................    1.203382        1.223603         66,051
  01/01/2005 to 12/31/2005................................    1.223603        1.220446         43,533
Western Asset Management Strategic Bond Opportunities
  Sub-Account (Class B)(8)(10) (formerly Salomon Brothers
  Strategic Bond Opportunities Sub-Account (Class B))
  05/01/2004** to 12/31/2004..............................    1.745590        1.841991
  01/01/2005 to 12/31/2005................................    1.841991        1.850026
Western Asset Management Strategic Bond Opportunities
  Sub-Account (Class E)(9)(10) (formerly Salomon Brothers
  Strategic Bond Opportunities Sub-Account (Class E))
  07/02/2001* to 12/31/2001...............................    1.481967        1.510969
  01/01/2002 to 12/31/2002................................    1.510969        1.618106
  01/01/2003 to 12/31/2003................................    1.618106        1.782478        143,825
  01/01/2004 to 12/31/2004................................    1.782478        1.858384        128,005
  01/01/2005 to 12/31/2005................................    1.858384        1.868499        116,075
Western Asset Management U.S. Government Sub-Account
  (Class B)(8)(10) (formerly Salomon Brothers U.S.
  Government Sub-Account (Class B))
  05/01/2004** to 12/31/2004..............................    1.442808        1.470367             --
  01/01/2005 to 12/31/2005................................    1.470369        1.459921
Western Asset Management U.S. Government Sub-Account
  (Class E)(9)(10) (formerly Salomon Brothers U.S.
  Government Sub-Account (Class E))
  07/02/2001* to 12/31/2001...............................    1.368998        1.405219
  01/01/2002 to 12/31/2002................................    1.405219        1.480925
  01/01/2003 to 12/31/2003................................    1.480925        1.472599        440,776
  01/01/2004 to 12/31/2004................................    1.472599        1.482364        228,587
  01/01/2005 to 12/31/2005................................    1.482364        1.474571        202,084
BlackRock Bond Income Sub-Account (Class B)
  07/02/2001* to 12/31/2001...............................    3.348569        3.457468
  01/01/2002 to 12/31/2002................................    3.457468        3.662177
  01/01/2003 to 12/31/2003................................    3.662177        3.786284        186,970
  01/01/2004 to 12/31/2004................................    3.786284        3.862072        148,929
  01/01/2005 to 12/31/2005................................    3.862072        3.863517        108,189

                                                                    2.10% VARIABLE ACCOUNT CHARGE
                                                                (AVAILABLE ON AND AFTER MAY 1, 2003)
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
MFS Total Return Sub-Account(1) (previously Balanced
  Sub-Account)
  07/02/2001* to 12/31/2001...............................    1.430755        1.400087
  01/01/2002 to 12/31/2002................................    1.400087        1.182818
  01/01/2003 to 12/31/2003................................    1.182818        1.385633        144,621
  01/01/2004 to 04/30/2004................................    1.385633        1.370377        163,470
BlackRock Legacy Large Cap Growth Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.170036        2.366794
  01/01/2005 to 12/31/2005................................    2.366794        2.474278
BlackRock Legacy Large Cap Growth Sub-Account (Class E)(9)
  01/01/2002** to 12/31/2002..............................    2.596484        1.697395
  01/01/2003 to 12/31/2003................................    1.697395        2.242377         76,830
  01/01/2004 to 12/31/2004................................    2.242377        2.384636         74,356
  01/01/2005 to 12/31/2005................................    2.384636        2.495216         71,805
Davis Venture Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.673119        2.863663             --
  01/01/2005 to 12/31/2005................................    2.863663        3.084638
Davis Venture Value Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.660627        2.515476
  01/01/2002 to 12/31/2002................................    2.515476        2.055493
  01/01/2003 to 12/31/2003................................    2.055493        2.631457         58,335
  01/01/2004 to 12/31/2004................................    2.631457        2.889479         43,420
  01/01/2005 to 12/31/2005................................    2.889479        3.116419         44,893
FI Value Leaders Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.130451        2.391974             --
  01/01/2005 to 12/31/2005................................    2.391974        2.586756
FI Value Leaders Sub-Account (Class E)(9)
  01/01/2002** to 12/31/2002..............................    2.220678        1.749104
  01/01/2003 to 12/31/2003................................    1.749104        2.170804         54,340
  01/01/2004 to 12/31/2004................................    2.170804        2.413855         46,215
  01/01/2005 to 12/31/2005................................    2.413855        2.612699         44,175
Harris Oakmark Large Cap Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    1.167739        1.254315         25,991
  01/01/2005 to 12/31/2005................................    1.254315        1.208050         26,926
Harris Oakmark Large Cap Value Sub-Account (Class E)(9)
  05/01/2002** to 12/31/2002..............................    1.155572        0.943374
  01/01/2003 to 12/31/2003................................    0.943374        1.157868        150,496
  01/01/2004 to 12/31/2004................................    1.157868        1.261753         78,785
  01/01/2005 to 12/31/2005................................    1.261753        1.216546         81,053
MetLife Stock Index Sub-Account
  07/02/2001* to 12/31/2001...............................    3.501337        3.232350
  01/01/2002 to 12/31/2002................................    3.232350        2.452424
  01/01/2003 to 12/31/2003................................    2.452424        3.070848         67,819
  01/01/2004 to 12/31/2004................................    3.070848        3.315948         82,985
  01/01/2005 to 12/31/2005................................    3.315948        3.389326         64,599
MFS Investors Trust Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    7.425083        8.192870             --
  01/01/2005 to 12/31/2005................................    8.192870        8.576834
MFS Investors Trust Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    0.881272        0.814136
  01/01/2002 to 12/31/2002................................    0.814136        0.635844
  01/01/2003 to 12/31/2003................................    0.635844        0.756501          8,367
  01/01/2004 to 12/31/2004................................    0.756501        0.824281         73,457
  01/01/2005 to 12/31/2005................................    0.824281        0.864622         67,297

                                                                    2.10% VARIABLE ACCOUNT CHARGE
                                                                (AVAILABLE ON AND AFTER MAY 1, 2003)
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
MFS Investors Trust Sub-Account(2) (previously MFS
  Research Managers Sub-Account)
  07/02/2001* to 12/31/2001...............................    0.961428        0.859797
  01/01/2002 to 12/31/2002................................    0.859797        0.638121
  01/01/2003 to 12/31/2003................................    0.638121        0.774313         15,774
  01/01/2004 to 04/30/2004................................    0.774313        0.786519         40,202
Jennison Growth Sub-Account (Class B)
  05/01/2005** to 12/31/2005..............................    0.392886        0.469754             --
Jennison Growth Sub-Account (Class E)
  05/01/2005** to 12/31/2005..............................    0.393155        0.470755        158,384
Jennison Growth Sub-Account (Class B)(8)(12) (previously
  Met/ Putnam Voyager Sub-Account (Class B))
  05/01/2004** to 12/31/2004..............................    0.410863        0.426937
  01/01/2005 to 12/31/2005................................    0.426937        0.391765
Jennison Growth Sub-Account (Class E)(9)(12) (previously
  Met/ Putnam Voyager Sub-Account (Class E))
  07/02/2001* to 12/31/2001...............................    0.569784        0.486602
  01/01/2002 to 12/31/2002................................    0.486602        0.338436
  01/01/2003 to 12/31/2003................................    0.338436        0.416582        179,954
  01/01/2004 to 12/31/2004................................    0.416582        0.426938        155,441
  01/01/2005 to 4/30/2005.................................    0.426938        0.392064
BlackRock Investment Trust Sub-Account (Class B)
  07/02/2001* to 12/31/2001...............................    6.239924        5.679562
  01/01/2002 to 12/31/2002................................    5.679562        4.099681
  01/01/2003 to 12/31/2003................................    4.099681        5.215161         27,227
  01/01/2004 to 12/31/2004................................    5.215161        5.647692         23,385
  01/01/2005 to 12/31/2005................................    5.647692        5.714097         23,230
BlackRock Large Cap Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    1.054205        1.157598
  01/01/2005 to 12/31/2005................................    1.157598        1.196607
BlackRock Large Cap Value Sub-Account (Class E)(9)
  05/01/2002** to 12/31/2002..............................    1.000000        0.788702
  01/01/2003 to 12/31/2003................................    0.788702        1.045806             --
  01/01/2004 to 12/31/2004................................    1.045806        1.160433         15,493
  01/01/2005 to 12/31/2005................................    1.160433        1.201055         14,641
FI Mid Cap Opportunities Sub-Account(4)
  05/01/2002** to 12/31/2002..............................    1.000000        0.806570
  01/01/2003 to 12/31/2003................................    0.806570        1.122254         57,299
  01/01/2004 to 04/30/2004................................    1.122254        1.109539         57,555
Harris Oakmark Focused Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.788722        3.012140             --
  01/01/2005 to 12/31/2005................................    3.012140        3.236073
Harris Oakmark Focused Value Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.368786        2.473154
  01/01/2002 to 12/31/2002................................    2.473154        2.204122
  01/01/2003 to 12/31/2003................................    2.204122        2.858745        326,912
  01/01/2004 to 12/31/2004................................    2.858745        3.072708        160,110
  01/01/2005 to 12/31/2005................................    3.072708        3.304321        148,358
FI Mid Cap Opportunities Sub-Account(3) (previously Janus
  Mid Cap Sub-Account)
  01/01/2002** to 12/31/2002..............................    1.497105        1.038279
  01/01/2003 to 12/31/2003................................    1.038279        1.365218          5,488
  01/01/2004 to 12/31/2004................................    1.365218        1.561714         50,552
  01/01/2005 to 12/31/2005................................    1.561714        1.631257         51,651

                                                                    2.10% VARIABLE ACCOUNT CHARGE
                                                                (AVAILABLE ON AND AFTER MAY 1, 2003)
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
MetLife Mid Cap Stock Index Sub-Account
  07/02/2001* to 12/31/2001...............................    1.043692        1.019135
  01/01/2002 to 12/31/2002................................    1.019135        0.847159
  01/01/2003 to 12/31/2003................................    0.847159        1.116184         18,449
  01/01/2004 to 12/31/2004................................    1.116184        1.264741         25,434
  01/01/2005 to 12/31/2005................................    1.264741        1.387420         23,972
Neuberger Berman Mid Cap Value Sub-Account
  07/02/2001* to 12/31/2001...............................    1.522434        1.468104
  01/01/2002 to 12/31/2002................................    1.468104        1.295068
  01/01/2003 to 12/31/2003................................    1.295068        1.726786         32,400
  01/01/2004 to 12/31/2004................................    1.726786        2.073973         30,959
  01/01/2005 to 12/31/2005................................    2.073973        2.273256         33,881
Franklin Templeton Small Cap Growth Sub-Account
  07/02/2001* to 12/31/2001...............................    0.952586        0.875604
  01/01/2002 to 12/31/2002................................    0.875604        0.616957
  01/01/2003 to 12/31/2003................................    0.616957        0.873623        131,922
  01/01/2004 to 12/31/2004................................    0.873623        0.950778        122,067
  01/01/2005 to 12/31/2005................................    0.950778        0.971961        127,405
Loomis Sayles Small Cap Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    2.183350        2.462539
  01/01/2005 to 12/31/2005................................    2.462539        2.572518
Loomis Sayles Small Cap Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    2.258249        2.129465
  01/01/2002 to 12/31/2002................................    2.129465        1.633882
  01/01/2003 to 12/31/2003................................    1.633882        2.180439          9,254
  01/01/2004 to 12/31/2004................................    2.180439        2.481010         10,636
  01/01/2005 to 12/31/2005................................    2.481010        2.594118         14,023
Russell 2000 Index Sub-Account
  07/02/2001* to 12/31/2001...............................    1.195845        1.158706
  01/01/2002 to 12/31/2002................................    1.158706        0.900677
  01/01/2003 to 12/31/2003................................    0.900677        1.285156         53,539
  01/01/2004 to 12/31/2004................................    1.285156        1.477374         75,252
  01/01/2005 to 12/31/2005................................    1.477374        1.508979         59,786
BlackRock Strategic Value Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    1.568512        1.756456
  01/01/2005 to 12/31/2005................................    1.756456        1.787312
BlackRock Strategic Value Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    1.418872        1.383506
  01/01/2002 to 12/31/2002................................    1.383506        1.063646
  01/01/2003 to 12/31/2003................................    1.063646        1.561443        444,414
  01/01/2004 to 12/31/2004................................    1.561443        1.760800        221,962
  01/01/2005 to 12/31/2005................................    1.760800        1.792534        207,707
Morgan Stanley EAFE Index Sub-Account
  07/02/2001* to 12/31/2001...............................    0.927270        0.832956
  01/01/2002 to 12/31/2002................................    0.832956        0.678923
  01/01/2003 to 12/31/2003................................    0.678923        0.912150         23,321
  01/01/2004 to 12/31/2004................................    0.912150        1.065277         18,368
  01/01/2005 to 12/31/2005................................    1.065277        1.178111         17,480
FI International Stock Sub-Account (Class B)(8)
  05/01/2004** to 12/31/2004..............................    1.079028        1.226909             --
  01/01/2005 to 12/31/2005................................    1.226909        1.412787

                                                                    2.10% VARIABLE ACCOUNT CHARGE
                                                                (AVAILABLE ON AND AFTER MAY 1, 2003)
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
FI International Stock Sub-Account (Class E)(9)
  07/02/2001* to 12/31/2001...............................    1.168365        1.063684
  01/01/2002 to 12/31/2002................................    1.063684        0.857994
  01/01/2003 to 12/31/2003................................    0.857994        1.074556         58,833
  01/01/2004 to 12/31/2004................................    1.074556        1.241720         83,959
  01/01/2005 to 12/31/2005................................    1.241720        1.432444         67,959
BlackRock Diversified Sub-Account (Class B)
  05/01/2004** to 12/31/2004..............................   31.186373       33.492293
  01/01/2005 to 12/31/2005................................   33.492293       33.722804
BlackRock Aggressive Growth Sub-Account (Class B)
  05/01/2004** to 12/31/2004..............................   30.005527       33.112837
  01/01/2005 to 12/31/2005................................   33.112837       35.809593
Oppenheimer Global Equity Sub-Account
  05/01/2004** to 12/31/2004..............................   12.128359       13.925649
  01/01/2005 to 12/31/2005................................   13.925649       15.816231
T. Rowe Price Large Cap Growth Sub-Account
  05/01/2004** to 12/31/2004..............................    1.074621        1.159087             --
  01/01/2005 to 12/31/2005................................    1.159087        1.206890
T.Rowe Price Small Cap Growth Sub-Account
  05/01/2004** to 12/31/2004..............................    1.177492        1.249527
  01/01/2005 to 12/31/2005................................    1.249527        1.354754
Lord Abbett Bond Debenture Sub-Account
  07/02/2001* to 12/31/2001...............................    1.314712        1.317493
  01/01/2002 to 12/31/2002................................    1.317493        1.282711
  01/01/2003 to 12/31/2003................................    1.282711        1.496717        121,607
  01/01/2004 to 12/31/2004................................    1.496717        1.585220         84,226
  01/01/2005 to 12/31/2005................................    1.585220        1.575549         86,649
PIMCO Total Return Sub-Account
  07/02/2001* to 12/31/2001...............................    1.004874        1.047245
  01/01/2002 to 12/31/2002................................    1.047245        1.120792
  01/01/2003 to 12/31/2003................................    1.120792        1.144757        334,878
  01/01/2004 to 12/31/2004................................    1.144757        1.176735        306,649
  01/01/2005 to 12/31/2005................................    1.176735        1.178247        277,240
Janus Aggressive Growth Sub-Account(5) (previously Janus
  Growth Sub-Account)
  07/02/2001* to 12/31/2001...............................    0.950596        0.771061
  01/01/2002 to 12/31/2002................................    0.771061        0.522320
  01/01/2003 to 12/31/2003................................    0.522320        0.664420        165,274
  01/01/2004 to 12/31/2004................................    0.664420        0.705489        142,343
  01/01/2005 to 12/31/2005................................    0.705489        0.784665         94,995
Lazard Mid-Cap Sub-Account(11) (formerly Met/AIM Mid Cap
  Core Equity Sub-Account)
  05/01/2002** to 12/31/2002..............................    1.135249        0.958320
  01/01/2003 to 12/31/2003................................    0.958320        1.184042          5,461
  01/01/2004 to 12/31/2004................................    1.184042        1.326349         32,192
  01/01/2005 to 12/31/2005................................    1.326349        1.403538         29,208
T. Rowe Price Mid Cap Growth Sub-Account
  07/02/2001* to 12/31/2001...............................    0.928441        0.818628
  01/01/2002 to 12/31/2002................................    0.818628        0.448587
  01/01/2003 to 12/31/2003................................    0.448587        0.600223         25,529
  01/01/2004 to 12/31/2004................................    0.600223        0.692472         61,254
  01/01/2005 to 12/31/2005................................    0.692472        0.777312         56,838

                                                                    2.10% VARIABLE ACCOUNT CHARGE
                                                                (AVAILABLE ON AND AFTER MAY 1, 2003)
                                                            ---------------------------------------------
                                                                                             NUMBER OF
                                                            ACCUMULATION                    ACCUMULATION
                                                             UNIT VALUE    ACCUMULATION        UNITS
                                                            AT BEGINNING   UNIT VALUE AT   OUTSTANDING AT
                                                             OF PERIOD     END OF PERIOD   END OF PERIOD
                                                            ------------   -------------   --------------
Met/AIM Small Cap Growth Sub-Account
  05/01/2002** to 12/31/2002..............................    1.117804        0.840036
  01/01/2003 to 12/31/2003................................    0.840036        1.142296             --
  01/01/2004 to 12/31/2004................................    1.142296        1.190441             --
  01/01/2005 to 12/31/2005................................    1.190441        1.262135
RCM Global Technology Sub-Account
  01/01/2002** to 12/31/2002..............................    0.605628        0.292175
  01/01/2003 to 12/31/2003................................    0.292175        0.450826        188,346
  01/01/2004 to 12/31/2004................................    0.450826        0.422395        185,160
  01/01/2005 to 12/31/2005................................    0.422395        0.459209        155,235
Harris Oakmark International Sub-Account (Class E)(7)
  05/01/2002** to 12/31/2002..............................    1.055473        0.876220
  01/01/2003 to 12/31/2003................................    0.876220        1.159618             --
  01/01/2004 to 12/31/2004................................    1.159618        1.370373          2,433
  01/01/2005 to 12/31/2005................................    1.370373        1.533528          2,419
Harris Oakmark International Sub-Account (Class B)(6)
  05/01/2003** to 12/31/2003..............................    0.865614        1.157257             --
  01/01/2004 to 12/31/2004................................    1.157257        1.365722             --
  01/01/2005 to 12/31/2005................................    1.365722        1.527828             --
MFS Research International Sub-Account
  07/02/2001* to 12/31/2001...............................    0.924114        0.842612
  01/01/2002 to 12/31/2002................................    0.842612        0.727727
  01/01/2003 to 12/31/2003................................    0.727727        0.940955         69,878
  01/01/2004 to 12/31/2004................................    0.940955        1.101570        106,599
  01/01/2005 to 12/31/2005................................    1.101570        1.255900         71,296
Neuberger Berman Berman Real Estate Sub-Account
  05/01/2004** to 12/31/2004..............................    9.998274       12.773556          5,721
  01/01/2005 to 12/31/2005................................   12.773556       14.170803          6,739
MetLife Conservative Allocation Portfolio
  05/01/2005** to 12/31/2005..............................    9.998274       10.251465             --
MetLife Conservative to Moderate Allocation Portfolio
  05/01/2005** to 12/31/2005..............................    9.998274       10.468378             --
MetLife Moderate Allocation Portfolio
  05/01/2005** to 12/31/2005..............................    9.998274       10.698104             --
MetLife Moderate to Aggressive Allocation Portfolio
  05/01/2005** to 12/31/2005..............................    9.998274       10.922910             --
MetLife Aggressive Portfolio
  05/01/2005** to 12/31/2005..............................    9.998274       11.098348             --
                                                                    2.35% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
American Funds Growth Sub-Account
  07/02/2001* to 12/31/2001...............................   11.005967        9.686557             --
  01/01/2002 to 12/31/2002................................    9.686557        7.147536             --
  01/01/2003 to 12/31/2003................................    7.147536        9.551495         14,372
  01/01/2004 to 12/31/2004................................    9.551495       10.494940         17,883
  01/01/2005 to 12/31/2005................................   10.494940       11.911896         13,514
American Funds Growth-Income Sub-Account
  07/02/2001* to 12/31/2001...............................    7.458425        7.204963             --
  01/01/2002 to 12/31/2002................................    7.204963        5.746504             --
  01/01/2003 to 12/31/2003................................    5.746504        7.433311         89,385
  01/01/2004 to 12/31/2004................................    7.433311        8.013440         96,447
  01/01/2005 to 12/31/2005................................    8.013440        8.284385         78,303

                                                                    2.35% VARIABLE ACCOUNT CHARGE
                                                            ---------------------------------------------
American Funds Global Small Capitalization Sub-Account
  07/02/2001* to 12/31/2001...............................    1.424257        1.308485             --
  01/01/2002 to 12/31/2002................................    1.308485        1.034559             --
  01/01/2003 to 12/31/2003................................    1.034559        1.551499         89,587
  01/01/2004 to 12/31/2004................................    1.551499        1.831811         25,152
  01/01/2005 to 12/31/2005................................    1.831811        2.243049         18,902


---------------
 (1) Previously, the Balanced Subaccount. On April 30, 2004, the Balanced Portfolio merged into the MFS Total Return Portfolio.

 (2) Previously, the MFS Research Managers Subaccount. On April 30, 2004, the MFS Research Managers Portfolio merged into the MFS Investors Trust Portfolio.

 (3) Previously, the Janus Mid Cap Subaccount. On April 30, 2004, the FI Mid Cap Opportunities Portfolio merged into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio. Information shown for the FI Mid Cap Opportunities Subaccount (formerly the Janus Mid Cap Subaccount) reflects the unit value history of the Janus Mid Cap Subaccount through the date of the merger.

 (4) Previously, the FI Mid Cap Opportunities Subaccount. On April 30, 2004, the FI Mid Cap Opportunities Portfolio merged into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio.

 (5) Previously, the Janus Growth Subaccount. On April 28, 2003, the Janus Growth Portfolio merged into the Janus Aggressive Growth Portfolio. Information shown for the Janus Aggressive Growth Subaccount is based on the May 1, 2001 inception date of the Janus Growth Subaccount and reflects the accumulation unit value history of the Janus Growth Subaccount through the date of the merger.

 (6) The Harris Oakmark International Portfolio Class B shares are only available under Contracts issued on or after May 1, 2003.

 (7) The Harris Oakmark International Portfolio Class E shares are only available under Contracts issued prior to May 1, 2003.


 (8) The Western Asset Management U.S. Government, Western Asset Management Strategic Bond Opportunities, BlackRock Large Cap Value, Davis Venture Value, FI Value Leaders, Harris Oakmark Large Cap Value, Harris Oakmark Focused Value, MFS Investors Trust, BlackRock Strategic Value, FI International Stock, BlackRock Legacy Large Cap Growth, Jennison Growth and Loomis Sayles Small Cap Portfolios Class B shares are only available under Contracts issued on or after May 1, 2004.



 (9) The Western Asset Management U.S. Government, Western Asset Management Strategic Bond Opportunities, BlackRock Large Cap Value, Davis Venture Value, FI Value Leaders, Harris Oakmark Large Cap Value, Harris Oakmark Focused Value, MFS Investors Trust, BlackRock Strategic Value, FI International Stock, BlackRock Legacy Large Cap Growth, Jennison Growth and Loomis Sayles Small Cap Portfolios Class E shares are only available under Contracts issued prior to May 1, 2004.



(10) Effective May 1, 2006, Salomon Brothers U.S. Government Sub-Account changed its name to Western Asset Management U.S. Government Sub-Account, Salomon Brothers Strategic Bond Opportunities Sub-Account changed its name to Western Asset Management Strategic Bond Opportunities Sub-Account and Western Asset Management Company replaced Salomon Brothers Asset Management as Subadvisor.



(11) Effective December 19, 2005, MET/AIM Mid-Cap Core Equity Sub-Account changed its name to Lazard Mid-Cap Sub-Account and on December 19, 2005, Lazard Asset Investment LLC replaced AIM Capital Management, Inc. as Subadvisor.



(12) On or about April 29, 2005, the Met/Putnam Voyager Portfolio that had been offered as an Eligible Fund up through that date, merged with and into the Jennison Growth Portfolio.

                               THE FIXED ACCOUNT

     Unless you request otherwise, a partial withdrawal will reduce the Contract Value in the subaccounts of the Variable Account and the Fixed Account proportionately. The annual Contract Administrative Fee will be deducted entirely from the Contract Value in the Variable Account, and not from the Contract Value in the Fixed Account or the Company's general account. Except as described below, amounts in the Fixed Account are subject to the same rights and limitations as are amounts in the Variable Account with respect to transfers, withdrawals and partial withdrawals. The following special rules apply to transfers involving the Fixed Account.

     The amount of Contract Value which you may transfer from the Fixed Account is limited to the greater of: 25% of the Contract Value in the Fixed Account on the most recent Contract Anniversary, and the amount of Contract Value that was transferred from the Fixed Account in the previous Contract Year (amounts transferred under a DCA program are not included), except with our consent. However these limits do not apply to new deposits to the Fixed Account for which you elected a dollar cost averaging program within 30 days from the date of the deposit. In such case, the amount of Contract Value which you may transfer from the Fixed Account will be the greatest of: a) 25% of the Contract Value in the Fixed Account on the most recent Contract Anniversary; b) the amount of Contract Value that you transferred from the Fixed Account in the previous Contract Year; or c) the amount of Contract Value in the Fixed Account to be transferred out of the Fixed Account under dollar cost averaging elected on new deposits within 30 days from the date of deposit. We allow one dollar cost averaging program to be active at a time. Therefore, if you transfer pre-existing assets (corresponding to Contract Value for which the dollar cost averaging program was not elected within 30 days from the date of each deposit) out of the Fixed Account under the dollar cost averaging program and would like to transfer up to 100% of new deposits under the program, then the dollar cost averaging program on the pre-existing assets will be canceled and a new program will begin with respect to new deposits. In this case, the pre-existing assets may still be transferred out of the Fixed Account, however, not under a dollar cost averaging program, subject to the limitations on transfers generally out of the Fixed Account. We intend to restrict purchase payments and transfers of Contract Value into the Fixed Account: (1) if the interest rate which we would credit to the deposit would be equivalent to the guaranteed minimum rate (the minimum rate on the Fixed Account is 1.5% but may be higher in your state or may be higher for contracts sold prior to September 2, 2003); or (2) if the total Contract Value in the Fixed Account exceeds a maximum amount published by us. In addition, we intend to restrict transfers of Contract Value into the Fixed Account, and reserve the right to restrict purchase payments into the Fixed Account, for 180 days following a transfer out of the Fixed Account.


     Currently we are not imposing the restrictions on transfers out of the Fixed Account but we have the right to reimpose them at any time.


     We reserve the right to delay transfers, withdrawals and partial withdrawals from the Fixed Account for up to six months.

                          TAX STATUS OF THE CONTRACTS

     Tax law imposed several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

     Diversification Requirements. The Internal Revenue Code (Code) requires that the investments of each investment division of the separate account underlying the Contracts be "adequately diversified" in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

     Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the Owner of a Contract should not be treated as the owner of the separate account assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the owners of the underlying separate account assets.

     Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code generally requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract (or on the death of, or change in, any primary annuitant where the Contract is owned by a non-natural person). Specifically, section 72(s) requires that (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner's death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death. These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the Owner's death. The designated beneficiary refers to a natural person designated by the Owner as a beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

     The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

     Other rules may apply to Qualified Contracts.


                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



     The financial statements of New England Variable Annuity Separate Account and New England Life Insurance Company (the "Company") (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the fact that the Company changed its method of accounting for certain non-traditional long duration contracts and separate accounts in certain insurance products as required by new accounting guidance which became effective on January 1, 2004, and recorded the impact as a cumulative effect of changes in accounting principles. In addition, the Company changed its method of accounting for mandatorily redeemable preferred stock as required by new accounting guidance which was adopted as of January 1, 2004), included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.


                                 LEGAL MATTERS


     The SEC requires the Eligible Funds' Board of Trustees (or Directors) to monitor events to identify conflicts that may arise from the sale of shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and to Qualified Plans, if applicable. Conflicts could arise as a result of changes in state insurance law or Federal income tax law, changes in investment management of any portfolio of the Eligible Funds, or differences between voting instructions given by variable life and variable annuity contract owners and Qualified Plans, for example. If there is a material conflict, the Boards of Trustees (or Directors) will have an obligation to determine what action should be taken, including the removal of the affected subaccount(s) from the Eligible Fund(s), if necessary. If the Company believes any Eligible Fund action is insufficient, the Company will consider taking other action to protect Contract Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that the Company may be unable to remedy.

                                 ANNUAL REPORT

                                       OF

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT

                                       OF

                       NEW ENGLAND LIFE INSURANCE COMPANY

                               DECEMBER 31, 2005

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of New England Variable Annuity Separate Account and the Board of Directors of New England Life Insurance Company

We have audited the accompanying statement of assets and liabilities of the subaccounts (as disclosed in Note 1 to the financial statements) comprising New England Variable Annuity Separate Account (the "Separate Account") of New England Life Insurance Company ("NELICO") as of December 31, 2005, and the related statement of operations for the period in the year then ended, and the statements of changes in net assets for each of the periods in the two years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the subaccounts comprising the Separate Account of NELICO as of December 31, 2005, the results of their operations for the period in the year then ended, and the changes in their net assets for each of the periods in the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Certified Public Accountants
Tampa, Florida
March 22, 2006

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2005

                                         BLACKROCK           BLACKROCK          HARRIS OAKMARK              FI
                                        BOND INCOME        MONEY MARKET          FOCUSED VALUE         VALUE LEADERS
                                         SUBACCOUNT         SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                       --------------   -------------------   -------------------   -------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN SERIES FUND, INC.
 ("METROPOLITAN FUND")
BlackRock Bond Income Portfolio
 (1,913,302 Shares; cost
 $209,907,146).......................  $  209,877,016     $           --        $           --        $           --
BlackRock Money Market Portfolio
 (1,040,510 Shares; cost
 $104,050,949).......................              --        104,050,959                    --                    --
Harris Oakmark Focused Value
 Portfolio
 (1,290,031 Shares; cost
 $247,439,684).......................              --                 --           339,520,562                    --
FI Value Leaders Portfolio
 (504,228 Shares; cost
 $94,830,508)........................              --                 --                    --            97,286,190
Loomis Sayles Small Cap Portfolio
 (581,743 Shares; cost
 $114,563,109).......................              --                 --                    --                    --
Salomon Brothers U.S. Government
 Portfolio
 (11,983,463 Shares; cost
 $146,145,946).......................              --                 --                    --                    --
Salomon Brothers Strategic Bond
 Opportunities Portfolio
 (13,137,596 Shares; cost
 $158,384,698).......................              --                 --                    --                    --
MFS Total Return Portfolio
 (712,846 Shares; cost
 $96,655,802)........................              --                 --                    --                    --
BlackRock Legacy Large Cap Growth
 Portfolio
 (8,318,185 Shares; cost
 $206,211,103).......................              --                 --                    --                    --
Davis Venture Value Portfolio
 (15,478,481 Shares; cost
 $391,736,005).......................              --                 --                    --                    --
MFS Investors Trust Portfolio
 (3,761,302 Shares; cost
 $30,148,050)........................              --                 --                    --                    --
Jennison Growth Portfolio
 (1,059,797 Shares; cost
 $10,868,245)........................              --                 --                    --                    --
FI International Stock Portfolio
 (7,956,683 Shares; cost
 $69,272,112)........................              --                 --                    --                    --
BlackRock Strategic Value Portfolio
 (10,707,574 Shares; cost
 $156,401,873).......................              --                 --                    --                    --
FI Mid Cap Opportunities Portfolio
 (1,583,527 Shares; cost
 $21,779,692)........................              --                 --                    --                    --
Russell 2000 Index Portfolio
 (4,085,784 Shares; cost
 $45,593,136)........................              --                 --                    --                    --
MetLife Stock Index Portfolio
 (2,746,415 Shares; cost
 $73,796,769)........................              --                 --                    --                    --
Franklin Templeton Small Cap Growth
 Portfolio
 (3,038,431 Shares; cost
 $25,080,311)........................              --                 --                    --                    --
Neuberger Berman Partners Mid Cap
 Value Portfolio
 (3,984,606 Shares; cost
 $70,608,520)........................              --                 --                    --                    --
Harris Oakmark Large Cap Value
 Portfolio
 (5,248,962 Shares; cost
 $61,955,967)........................              --                 --                    --                    --
BlackRock Large Cap Value Portfolio
 (2,159,239 Shares; cost
 $23,763,137)........................              --                 --                    --                    --
Lehman Brothers Aggregate Bond Index
 Portfolio
 (7,722,547 Shares; cost
 $83,177,250)........................              --                 --                    --                    --
Morgan Stanley EAFE Index Portfolio
 (3,883,865 Shares; cost
 $35,443,749)........................              --                 --                    --                    --
MetLife Mid Cap Stock Index Portfolio
 (3,286,607 Shares; cost
 $36,453,404)........................              --                 --                    --                    --
BlackRock Investment Trust Portfolio
 (641,587 Shares; cost
 $14,307,978)........................              --                 --                    --                    --
T. Rowe Price Large Cap Growth
 Portfolio
 (1,640,902 Shares; cost
 $20,331,935)........................              --                 --                    --                    --
T. Rowe Price Small Cap Growth
 Portfolio
 (288,294 Shares; cost $3,904,792)...              --                 --                    --                    --
Oppenheimer Global Equity Portfolio
 (420,640 Shares; cost $5,721,272)...              --                 --                    --                    --
BlackRock Aggressive Growth Portfolio
 (129,320 Shares; cost $2,506,330)...              --                 --                    --                    --
BlackRock Diversified Portfolio
 (267,676 Shares; cost $4,136,297)...              --                 --                    --                    --
                                       --------------     --------------        --------------        --------------
Total Investments....................     209,877,016        104,050,959           339,520,562            97,286,190
Cash and Accounts Receivable.........           5,866              2,578                 2,395                 8,810
                                       --------------     --------------        --------------        --------------
Total Assets.........................     209,882,882        104,053,537           339,522,957            97,295,000
LIABILITIES:
Due to New England Life Insurance
 Company.............................              --                 --                    --                    --
                                       --------------     --------------        --------------        --------------
NET ASSETS...........................  $  209,882,882     $  104,053,537        $  339,522,957        $   97,295,000
                                       ==============     ==============        ==============        ==============
Units Outstanding (In Thousands).....          45,218             46,087                93,231                33,513
Unit Fair Value......................  $3.78 to $4.83     $1.85 to $2.37        $3.20 to $3.73        $2.55 to $2.95


                                          LOOMIS SAYLES       SALOMON BROTHERS           SALOMON BROTHERS
                                            SMALL CAP          U.S. GOVERNMENT     STRATEGIC BOND OPPORTUNITIES
                                           SUBACCOUNT            SUBACCOUNT                 SUBACCOUNT
                                       -------------------   -------------------   ----------------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN SERIES FUND, INC.
 ("METROPOLITAN FUND")
BlackRock Bond Income Portfolio
 (1,913,302 Shares; cost
 $209,907,146).......................    $           --        $           --             $           --
BlackRock Money Market Portfolio
 (1,040,510 Shares; cost
 $104,050,949).......................                --                    --                         --
Harris Oakmark Focused Value
 Portfolio
 (1,290,031 Shares; cost
 $247,439,684).......................                --                    --                         --
FI Value Leaders Portfolio
 (504,228 Shares; cost
 $94,830,508)........................                --                    --                         --
Loomis Sayles Small Cap Portfolio
 (581,743 Shares; cost
 $114,563,109).......................       135,071,236                    --                         --
Salomon Brothers U.S. Government
 Portfolio
 (11,983,463 Shares; cost
 $146,145,946).......................                --           146,025,231                         --
Salomon Brothers Strategic Bond
 Opportunities Portfolio
 (13,137,596 Shares; cost
 $158,384,698).......................                --                    --                166,715,113
MFS Total Return Portfolio
 (712,846 Shares; cost
 $96,655,802)........................                --                    --                         --
BlackRock Legacy Large Cap Growth
 Portfolio
 (8,318,185 Shares; cost
 $206,211,103).......................                --                    --                         --
Davis Venture Value Portfolio
 (15,478,481 Shares; cost
 $391,736,005).......................                --                    --                         --
MFS Investors Trust Portfolio
 (3,761,302 Shares; cost
 $30,148,050)........................                --                    --                         --
Jennison Growth Portfolio
 (1,059,797 Shares; cost
 $10,868,245)........................                --                    --                         --
FI International Stock Portfolio
 (7,956,683 Shares; cost
 $69,272,112)........................                --                    --                         --
BlackRock Strategic Value Portfolio
 (10,707,574 Shares; cost
 $156,401,873).......................                --                    --                         --
FI Mid Cap Opportunities Portfolio
 (1,583,527 Shares; cost
 $21,779,692)........................                --                    --                         --
Russell 2000 Index Portfolio
 (4,085,784 Shares; cost
 $45,593,136)........................                --                    --                         --
MetLife Stock Index Portfolio
 (2,746,415 Shares; cost
 $73,796,769)........................                --                    --                         --
Franklin Templeton Small Cap Growth
 Portfolio
 (3,038,431 Shares; cost
 $25,080,311)........................                --                    --                         --
Neuberger Berman Partners Mid Cap
 Value Portfolio
 (3,984,606 Shares; cost
 $70,608,520)........................                --                    --                         --
Harris Oakmark Large Cap Value
 Portfolio
 (5,248,962 Shares; cost
 $61,955,967)........................                --                    --                         --
BlackRock Large Cap Value Portfolio
 (2,159,239 Shares; cost
 $23,763,137)........................                --                    --                         --
Lehman Brothers Aggregate Bond Index
 Portfolio
 (7,722,547 Shares; cost
 $83,177,250)........................                --                    --                         --
Morgan Stanley EAFE Index Portfolio
 (3,883,865 Shares; cost
 $35,443,749)........................                --                    --                         --
MetLife Mid Cap Stock Index Portfolio
 (3,286,607 Shares; cost
 $36,453,404)........................                --                    --                         --
BlackRock Investment Trust Portfolio
 (641,587 Shares; cost
 $14,307,978)........................                --                    --                         --
T. Rowe Price Large Cap Growth
 Portfolio
 (1,640,902 Shares; cost
 $20,331,935)........................                --                    --                         --
T. Rowe Price Small Cap Growth
 Portfolio
 (288,294 Shares; cost $3,904,792)...                --                    --                         --
Oppenheimer Global Equity Portfolio
 (420,640 Shares; cost $5,721,272)...                --                    --                         --
BlackRock Aggressive Growth Portfolio
 (129,320 Shares; cost $2,506,330)...                --                    --                         --
BlackRock Diversified Portfolio
 (267,676 Shares; cost $4,136,297)...                --                    --                         --
                                         --------------        --------------             --------------
Total Investments....................       135,071,236           146,025,231                166,715,113
Cash and Accounts Receivable.........             2,250                   341                        138
                                         --------------        --------------             --------------
Total Assets.........................       135,073,486           146,025,572                166,715,251
LIABILITIES:
Due to New England Life Insurance
 Company.............................                --                    --                         --
                                         --------------        --------------             --------------
NET ASSETS...........................    $  135,073,486        $  146,025,572             $  166,715,251
                                         ==============        ==============             ==============
Units Outstanding (In Thousands).....            47,345                91,017                     81,967
Unit Fair Value......................    $2.54 to $2.90        $1.44 to $1.64             $1.83 to $2.08



                       See Notes to Financial Statements.

           MFS         BLACKROCK LEGACY          DAVIS                 MFS            JENNISON              FI
      TOTAL RETURN     LARGE CAP GROWTH      VENTURE VALUE       INVESTORS TRUST       GROWTH       INTERNATIONAL STOCK
       SUBACCOUNT         SUBACCOUNT           SUBACCOUNT          SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
       ----------      ----------------   --------------------   ---------------   --------------   -------------------
     $            --    $           --       $           --      $           --    $           --     $           --
                  --                --                   --                  --                --                 --
                  --                --                   --                  --                --                 --
                  --                --                   --                  --                --                 --
                  --                --                   --                  --                --                 --
                  --                --                   --                  --                --                 --
                  --                --                   --                  --                --                 --
         104,827,433                --                   --                  --                --                 --
                  --       180,033,319                   --                  --                --                 --
                  --                --          477,054,509                  --                --                 --
                  --                --                   --          36,754,496                --                 --
                  --                --                   --                  --        13,107,996                 --
                  --                --                   --                  --                --        106,708,530
                  --                --                   --                  --                --                 --
                  --                --                   --                  --                --                 --
                  --                --                   --                  --                --                 --
                  --                --                   --                  --                --                 --
                  --                --                   --                  --                --                 --
                  --                --                   --                  --                --                 --
                  --                --                   --                  --                --                 --
                  --                --                   --                  --                --                 --
                  --                --                   --                  --                --                 --
                  --                --                   --                  --                --                 --
                  --                --                   --                  --                --                 --
                  --                --                   --                  --                --                 --
                  --                --                   --                  --                --                 --
                  --                --                   --                  --                --                 --
                  --                --                   --                  --                --                 --
                  --                --                   --                  --                --                 --
                  --                --                   --                  --                --                 --
     ---------------    --------------       --------------      --------------    --------------     --------------
         104,827,433       180,033,319          477,054,509          36,754,496        13,107,996        106,708,530
                 548             4,857                8,172               8,016             2,817                708
     ---------------    --------------       --------------      --------------    --------------     --------------
         104,827,981       180,038,176          477,062,681          36,762,512        13,110,813        106,709,238
                  --                --                   --                  --                --                 --
     ---------------    --------------       --------------      --------------    --------------     --------------
     $   104,827,981    $  180,038,176       $  477,062,681      $   36,762,512    $   13,110,813     $  106,709,238
     ===============    ==============       ==============      ==============    ==============     ==============
              14,112            65,762              140,200              39,359            26,630             66,229
     $3.49 to $42.14    $2.45 to $2.77       $3.05 to $3.47      $ .86 to $9.14    $0.47 to $0.50     $1.39 to $1.65


        BLACKROCK               FI
     STRATEGIC VALUE   MID CAP OPPORTUNITIES
       SUBACCOUNT           SUBACCOUNT
     ---------------   ---------------------
     $           --       $           --
                 --                   --
                 --                   --
                 --                   --
                 --                   --
                 --                   --
                 --                   --
                 --                   --
                 --                   --
                 --                   --
                 --                   --
                 --                   --
                 --                   --
        197,381,810                   --
                 --           27,125,813
                 --                   --
                 --                   --
                 --                   --
                 --                   --
                 --                   --
                 --                   --
                 --                   --
                 --                   --
                 --                   --
                 --                   --
                 --                   --
                 --                   --
                 --                   --
                 --                   --
                 --                   --
     --------------       --------------
        197,381,810           27,125,813
                911                   --
     --------------       --------------
        197,382,721           27,125,813
                 --                 (765)
     --------------       --------------
     $  197,382,721       $   27,125,048
     ==============       ==============
            105,507               15,576
     $1.78 to $1.89       $1.62 to $1.77

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2005

                                        RUSSELL 2000       METLIFE       FRANKLIN TEMPLETON   NEUBERGER BERMAN   HARRIS OAKMARK
                                           INDEX         STOCK INDEX      SMALL CAP GROWTH     MID CAP VALUE     LARGE CAP VALUE
                                         SUBACCOUNT       SUBACCOUNT         SUBACCOUNT          SUBACCOUNT        SUBACCOUNT
                                       --------------   --------------   ------------------   ----------------   ---------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN SERIES FUND, INC.
 ("METROPOLITAN FUND")
BlackRock Bond Income Portfolio
 (1,913,302 Shares; cost
 $209,907,146).......................  $           --   $           --     $           --      $           --    $           --
BlackRock Money Market Portfolio
 (1,040,510 Shares; cost
 $104,050,949).......................              --               --                 --                  --                --
Harris Oakmark Focused Value
 Portfolio
 (1,290,031 Shares; cost
 $247,439,684).......................              --               --                 --                  --                --
FI Value Leaders Portfolio
 (504,228 Shares; cost
 $94,830,508)........................              --               --                 --                  --                --
Loomis Sayles Small Cap Portfolio
 (581,743 Shares; cost
 $114,563,109).......................              --               --                 --                  --                --
Salomon Brothers U.S. Government
 Portfolio
 (11,983,463 Shares; cost
 $146,145,946).......................              --               --                 --                  --                --
Salomon Brothers Strategic Bond
 Opportunities Portfolio
 (13,137,596 Shares; cost
 $158,384,698).......................              --               --                 --                  --                --
MFS Total Return Portfolio
 (712,846 Shares; cost
 $96,655,802)........................              --               --                 --                  --                --
BlackRock Legacy Large Cap Growth
 Portfolio
 (8,318,185 Shares; cost
 $206,211,103).......................              --               --                 --                  --                --
Davis Venture Value Portfolio
 (15,478,481 Shares; cost
 $391,736,005).......................              --               --                 --                  --                --
MFS Investors Trust Portfolio
 (3,761,302 Shares; cost
 $30,148,050)........................              --               --                 --                  --                --
Jennison Growth Portfolio
 (1,059,797 Shares; cost
 $10,868,245)........................              --               --                 --                  --                --
FI International Stock Portfolio
 (7,956,683 Shares; cost
 $69,272,112)........................              --               --                 --                  --                --
BlackRock Strategic Value Portfolio
 (10,707,574 Shares; cost
 $156,401,873).......................              --               --                 --                  --                --
FI Mid Cap Opportunities Portfolio
 (1,583,527 Shares; cost
 $21,779,692)........................              --               --                 --                  --                --
Russell 2000 Index Portfolio
 (4,085,784 Shares; cost
 $45,593,136)........................      56,097,823               --                 --                  --                --
MetLife Stock Index Portfolio
 (2,746,415 Shares; cost
 $73,796,769)........................              --       89,011,326                 --                  --                --
Franklin Templeton Small Cap Growth
 Portfolio
 (3,038,431 Shares; cost
 $25,080,311)........................              --               --         31,356,607                  --                --
Neuberger Berman Partners Mid Cap
 Value Portfolio
 (3,984,606 Shares; cost
 $70,608,520)........................              --               --                 --          82,800,114                --
Harris Oakmark Large Cap Value
 Portfolio
 (5,248,962 Shares; cost
 $61,955,967)........................              --               --                 --                  --        68,409,667
BlackRock Large Cap Value Portfolio
 (2,159,239 Shares; cost
 $23,763,137)........................              --               --                 --                  --                --
Lehman Brothers Aggregate Bond Index
 Portfolio
 (7,722,547 Shares; cost
 $83,177,250)........................              --               --                 --                  --                --
Morgan Stanley EAFE Index Portfolio
 (3,883,865 Shares; cost
 $35,443,749)........................              --               --                 --                  --                --
MetLife Mid Cap Stock Index Portfolio
 (3,286,607 Shares; cost
 $36,453,404)........................              --               --                 --                  --                --
BlackRock Investment Trust Portfolio
 (641,587 Shares; cost
 $14,307,978)........................              --               --                 --                  --                --
T. Rowe Price Large Cap Growth
 Portfolio
 (1,640,902 Shares; cost
 $20,331,935)........................              --               --                 --                  --                --
T. Rowe Price Small Cap Growth
 Portfolio
 (288,294 Shares; cost $3,904,792)...              --               --                 --                  --                --
Oppenheimer Global Equity Portfolio
 (420,640 Shares; cost $5,721,272)...              --               --                 --                  --                --
BlackRock Aggressive Growth Portfolio
 (129,320 Shares; cost $2,506,330)...              --               --                 --                  --                --
BlackRock Diversified Portfolio
 (267,676 Shares; cost $4,136,297)...              --               --                 --                  --                --
                                       --------------   --------------     --------------      --------------    --------------
Total Investments....................      56,097,823       89,011,326         31,356,607          82,800,114        68,409,667
Cash and Accounts Receivable.........              --               --              1,570                 128               399
                                       --------------   --------------     --------------      --------------    --------------
Total Assets.........................      56,097,823       89,011,326         31,358,177          82,800,242        68,410,066
LIABILITIES:
Due to New England Life Insurance
 Company.............................            (877)            (702)                --                  --                --
                                       --------------   --------------     --------------      --------------    --------------
NET ASSETS...........................  $   56,096,946   $   89,010,624     $   31,358,177      $   82,800,242    $   68,410,066
                                       ==============   ==============     ==============      ==============    ==============
Units Outstanding (In Thousands).....          35,269           23,431             31,149              34,557            53,370
Unit Fair Value......................  $1.50 to $1.61   $3.34 to $3.93     $0.97 to $1.02      $2.26 to $2.43    $1.20 to $1.30

                                          BLACKROCK        LEHMAN BROTHERS
                                       LARGE CAP VALUE   AGGREGATE BOND INDEX
                                         SUBACCOUNT           SUBACCOUNT
                                       ---------------   --------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN SERIES FUND, INC.
 ("METROPOLITAN FUND")
BlackRock Bond Income Portfolio
 (1,913,302 Shares; cost
 $209,907,146).......................  $           --       $           --
BlackRock Money Market Portfolio
 (1,040,510 Shares; cost
 $104,050,949).......................              --                   --
Harris Oakmark Focused Value
 Portfolio
 (1,290,031 Shares; cost
 $247,439,684).......................              --                   --
FI Value Leaders Portfolio
 (504,228 Shares; cost
 $94,830,508)........................              --                   --
Loomis Sayles Small Cap Portfolio
 (581,743 Shares; cost
 $114,563,109).......................              --                   --
Salomon Brothers U.S. Government
 Portfolio
 (11,983,463 Shares; cost
 $146,145,946).......................              --                   --
Salomon Brothers Strategic Bond
 Opportunities Portfolio
 (13,137,596 Shares; cost
 $158,384,698).......................              --                   --
MFS Total Return Portfolio
 (712,846 Shares; cost
 $96,655,802)........................              --                   --
BlackRock Legacy Large Cap Growth
 Portfolio
 (8,318,185 Shares; cost
 $206,211,103).......................              --                   --
Davis Venture Value Portfolio
 (15,478,481 Shares; cost
 $391,736,005).......................              --                   --
MFS Investors Trust Portfolio
 (3,761,302 Shares; cost
 $30,148,050)........................              --                   --
Jennison Growth Portfolio
 (1,059,797 Shares; cost
 $10,868,245)........................              --                   --
FI International Stock Portfolio
 (7,956,683 Shares; cost
 $69,272,112)........................              --                   --
BlackRock Strategic Value Portfolio
 (10,707,574 Shares; cost
 $156,401,873).......................              --                   --
FI Mid Cap Opportunities Portfolio
 (1,583,527 Shares; cost
 $21,779,692)........................              --                   --
Russell 2000 Index Portfolio
 (4,085,784 Shares; cost
 $45,593,136)........................              --                   --
MetLife Stock Index Portfolio
 (2,746,415 Shares; cost
 $73,796,769)........................              --                   --
Franklin Templeton Small Cap Growth
 Portfolio
 (3,038,431 Shares; cost
 $25,080,311)........................              --                   --
Neuberger Berman Partners Mid Cap
 Value Portfolio
 (3,984,606 Shares; cost
 $70,608,520)........................              --                   --
Harris Oakmark Large Cap Value
 Portfolio
 (5,248,962 Shares; cost
 $61,955,967)........................              --                   --
BlackRock Large Cap Value Portfolio
 (2,159,239 Shares; cost
 $23,763,137)........................      27,017,782                   --
Lehman Brothers Aggregate Bond Index
 Portfolio
 (7,722,547 Shares; cost
 $83,177,250)........................              --           82,322,347
Morgan Stanley EAFE Index Portfolio
 (3,883,865 Shares; cost
 $35,443,749)........................              --                   --
MetLife Mid Cap Stock Index Portfolio
 (3,286,607 Shares; cost
 $36,453,404)........................              --                   --
BlackRock Investment Trust Portfolio
 (641,587 Shares; cost
 $14,307,978)........................              --                   --
T. Rowe Price Large Cap Growth
 Portfolio
 (1,640,902 Shares; cost
 $20,331,935)........................              --                   --
T. Rowe Price Small Cap Growth
 Portfolio
 (288,294 Shares; cost $3,904,792)...              --                   --
Oppenheimer Global Equity Portfolio
 (420,640 Shares; cost $5,721,272)...              --                   --
BlackRock Aggressive Growth Portfolio
 (129,320 Shares; cost $2,506,330)...              --                   --
BlackRock Diversified Portfolio
 (267,676 Shares; cost $4,136,297)...              --                   --
                                       --------------       --------------
Total Investments....................      27,017,782           82,322,347
Cash and Accounts Receivable.........           1,013                  149
                                       --------------       --------------
Total Assets.........................      27,018,795           82,322,496
LIABILITIES:
Due to New England Life Insurance
 Company.............................              --                   --
                                       --------------       --------------
NET ASSETS...........................  $   27,018,795       $   82,322,496
                                       ==============       ==============
Units Outstanding (In Thousands).....          21,910               63,952
Unit Fair Value......................  $1.19 to $1.24       $1.21 to $1.31



                       See Notes to Financial Statements.

     MORGAN STANLEY          METLIFE            BLACKROCK        T. ROWE PRICE      T. ROWE PRICE       OPPENHEIMER
       EAFE INDEX      MID CAP STOCK INDEX   INVESTMENT TRUST   LARGE CAP GROWTH   SMALL CAP GROWTH    GLOBAL EQUITY
       SUBACCOUNT          SUBACCOUNT           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
     --------------    -------------------   ----------------   ----------------   ----------------   ----------------
     $           --      $           --       $           --     $           --     $           --    $             --
                 --                  --                   --                 --                 --                  --
                 --                  --                   --                 --                 --                  --
                 --                  --                   --                 --                 --                  --
                 --                  --                   --                 --                 --                  --
                 --                  --                   --                 --                 --                  --
                 --                  --                   --                 --                 --                  --
                 --                  --                   --                 --                 --                  --
                 --                  --                   --                 --                 --                  --
                 --                  --                   --                 --                 --                  --
                 --                  --                   --                 --                 --                  --
                 --                  --                   --                 --                 --                  --
                 --                  --                   --                 --                 --                  --
                 --                  --                   --                 --                 --                  --
                 --                  --                   --                 --                 --                  --
                 --                  --                   --                 --                 --                  --
                 --                  --                   --                 --                 --                  --
                 --                  --                   --                 --                 --                  --
                 --                  --                   --                 --                 --                  --
                 --                  --                   --                 --                 --                  --
                 --                  --                   --                 --                 --                  --
                 --                  --                   --                 --                 --                  --
         49,558,116                  --                   --                 --                 --                  --
                 --          47,064,222                   --                 --                 --                  --
                 --                  --           17,617,992                 --                 --                  --
                 --                  --                   --         22,102,945                 --                  --
                 --                  --                   --                 --          4,289,809                  --
                 --                  --                   --                 --                 --           6,334,832
                 --                  --                   --                 --                 --                  --
                 --                  --                   --                 --                 --                  --
     --------------      --------------       --------------     --------------     --------------    ----------------
         49,558,116          47,064,222           17,617,992         22,102,945          4,289,809           6,334,832
                 38               1,495                  157                 --                 --                  --
     --------------      --------------       --------------     --------------     --------------    ----------------
         49,558,154          47,065,717           17,618,149         22,102,945          4,289,809           6,334,832
                 --                  --                   --                 --                 (1)                 --
     --------------      --------------       --------------     --------------     --------------    ----------------
     $   49,558,154      $   47,065,717       $   17,618,149     $   22,102,945     $    4,289,808    $      6,334,832
     ==============      ==============       ==============     ==============     ==============    ================
             39,868              32,563                2,619             17,312              2,973                 376
     $1.17 to $1.26      $1.38 to $1.46       $5.71 to $7.08     $1.20 to $1.29     $1.34 to $1.47    $15.68 to $17.20

         BLACKROCK          BLACKROCK
     AGGRESSIVE GROWTH     DIVERSIFIED
        SUBACCOUNT          SUBACCOUNT
     -----------------   ----------------
     $             --    $             --
                   --                  --
                   --                  --
                   --                  --
                   --                  --
                   --                  --
                   --                  --
                   --                  --
                   --                  --
                   --                  --
                   --                  --
                   --                  --
                   --                  --
                   --                  --
                   --                  --
                   --                  --
                   --                  --
                   --                  --
                   --                  --
                   --                  --
                   --                  --
                   --                  --
                   --                  --
                   --                  --
                   --                  --
                   --                  --
                   --                  --
                   --                  --
            2,779,087                  --
                   --           4,349,741
     ----------------    ----------------
            2,779,087           4,349,741
                   --                  --
     ----------------    ----------------
            2,779,087           4,349,741
                   --                  (1)
     ----------------    ----------------
     $      2,779,087    $      4,349,740
     ================    ================
                   68                 112
     $35.18 to $42.36    $33.07 to $40.58

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2005

                                           METLIFE              METLIFE             METLIFE          METLIFE MODERATE
                                         CONSERVATIVE       CONSERVATIVE TO         MODERATE          TO AGGRESSIVE
                                          ALLOCATION      MODERATE ALLOCATION      ALLOCATION           ALLOCATION
                                          SUBACCOUNT          SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                       ----------------   -------------------   ----------------   --------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN SERIES FUND-CONTINUED
MetLife Conservative Allocation
 Portfolio
 (194,865 Shares; cost $2,014,746)...  $      2,018,800    $             --     $             --     $             --
MetLife Conservative to Moderate
 Allocation Portfolio
 (952,446 Shares; cost $9,949,032)...                --          10,076,881                   --                   --
MetLife Moderate Allocation Portfolio
 (2,630,323 Shares; cost
 $27,980,933)........................                --                  --           28,433,794                   --
MetLife Moderate to Aggressive
 Allocation Portfolio
 (2,015,801 Shares; cost
 $21,676,998)........................                --                  --                   --           22,254,442
MetLife Aggressive Allocation
 Portfolio
 (159,905 Shares; cost $1,745,475)...                --                  --                   --                   --
MET INVESTORS SERIES TRUST ("MET
 INVESTORS FUND")
MFS Research International Portfolio
 (3,448,367 Shares; cost
 $33,307,135)........................                --                  --                   --                   --
T. Rowe Price Mid-Cap Growth
 Portfolio
 (6,720,226 Shares; cost
 $44,155,177)........................                --                  --                   --                   --
PIMCO Total Return Portfolio
 (22,402,218 Shares; cost
 $254,798,244).......................                --                  --                   --                   --
RCM Global Technology Portfolio
 (3,006,161 Shares; cost
 $13,758,973)........................                --                  --                   --                   --
Lord Abbett Bond Debenture Portfolio
 (7,291,886 Shares; cost
 $85,694,720)........................                --                  --                   --                   --
Lazard Mid Cap Portfolio
 (1,767,512 Shares; cost
 $22,008,387)........................                --                  --                   --                   --
Met/AIM Small Cap Growth Portfolio
 (896,133 Shares; cost
 $10,236,759)........................                --                  --                   --                   --
Harris Oakmark International
 Portfolio
 (5,684,685 Shares; cost
 $75,265,274)........................                --                  --                   --                   --
Janus Aggressive Growth Portfolio
 (1,475,171 Shares; cost
 $9,532,873).........................                --                  --                   --                   --
Neuberger Berman Real Estate
 Portfolio
 (3,879,159 Shares; cost
 $47,825,376)........................                --                  --                   --                   --
Oppenheimer Capital Appreciation
 Portfolio
 (144,971 Shares; cost $1,225,189)...                --                  --                   --                   --
AMERICAN SERIES FUNDS ("AMERICAN
 FUND")
 American Funds Growth Portfolio
 (7,092,553 Shares; cost
 $305,921,895).......................                --                  --                   --                   --
American Funds Growth-Income
 Portfolio
 (8,151,624 Shares; cost
 $255,374,002).......................                --                  --                   --                   --
American Funds Global Small
 Capitalization Portfolio
 (5,163,350 Shares; cost
 $75,588,025)........................                --                  --                   --                   --
                                       ----------------    ----------------     ----------------     ----------------
Total investments....................         2,018,800          10,076,881           28,433,794           22,254,442
Cash and Accounts Receivable.........                --                  --                   --                   --
                                       ----------------    ----------------     ----------------     ----------------
Total assets.........................         2,018,800          10,076,881           28,433,794           22,254,442
LIABILITIES:
Due to New England Life Insurance
 Company.............................                --                  --                   (1)                  --
                                       ----------------    ----------------     ----------------     ----------------
NET ASSETS...........................  $      2,018,800    $     10,076,881     $     28,433,793     $     22,254,442
                                       ================    ================     ================     ================
Units Outstanding (In Thousands).....               196                 958                2,645                2,028
Unit Fair Value......................  $10.27 to $10.32    $10.48 to $10.54     $10.69 to $10.77     $10.93 to $10.99

                                           METLIFE
                                          AGGRESSIVE       MFS RESEARCH      T. ROWE PRICE     PIMCO TOTAL
                                          ALLOCATION       INTERNATIONAL    MID-CAP GROWTH        RETURN
                                          SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                       ----------------   ---------------   ---------------   --------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN SERIES FUND-CONTINUED
MetLife Conservative Allocation
 Portfolio
 (194,865 Shares; cost $2,014,746)...  $             --   $           --    $           --    $           --
MetLife Conservative to Moderate
 Allocation Portfolio
 (952,446 Shares; cost $9,949,032)...                --               --                --                --
MetLife Moderate Allocation Portfolio
 (2,630,323 Shares; cost
 $27,980,933)........................                --               --                --                --
MetLife Moderate to Aggressive
 Allocation Portfolio
 (2,015,801 Shares; cost
 $21,676,998)........................                --               --                --                --
MetLife Aggressive Allocation
 Portfolio
 (159,905 Shares; cost $1,745,475)...         1,789,330               --                --                --
MET INVESTORS SERIES TRUST ("MET
 INVESTORS FUND")
MFS Research International Portfolio
 (3,448,367 Shares; cost
 $33,307,135)........................                --       44,621,877                --                --
T. Rowe Price Mid-Cap Growth
 Portfolio
 (6,720,226 Shares; cost
 $44,155,177)........................                --               --        56,315,490                --
PIMCO Total Return Portfolio
 (22,402,218 Shares; cost
 $254,798,244).......................                --               --                --       257,625,512
RCM Global Technology Portfolio
 (3,006,161 Shares; cost
 $13,758,973)........................                --               --                --                --
Lord Abbett Bond Debenture Portfolio
 (7,291,886 Shares; cost
 $85,694,720)........................                --               --                --                --
Lazard Mid Cap Portfolio
 (1,767,512 Shares; cost
 $22,008,387)........................                --               --                --                --
Met/AIM Small Cap Growth Portfolio
 (896,133 Shares; cost
 $10,236,759)........................                --               --                --                --
Harris Oakmark International
 Portfolio
 (5,684,685 Shares; cost
 $75,265,274)........................                --               --                --                --
Janus Aggressive Growth Portfolio
 (1,475,171 Shares; cost
 $9,532,873).........................                --               --                --                --
Neuberger Berman Real Estate
 Portfolio
 (3,879,159 Shares; cost
 $47,825,376)........................                --               --                --                --
Oppenheimer Capital Appreciation
 Portfolio
 (144,971 Shares; cost $1,225,189)...                --               --                --                --
AMERICAN SERIES FUNDS ("AMERICAN
 FUND")
 American Funds Growth Portfolio
 (7,092,553 Shares; cost
 $305,921,895).......................                --               --                --                --
American Funds Growth-Income
 Portfolio
 (8,151,624 Shares; cost
 $255,374,002).......................                --               --                --                --
American Funds Global Small
 Capitalization Portfolio
 (5,163,350 Shares; cost
 $75,588,025)........................                --               --                --                --
                                       ----------------   --------------    --------------    --------------
Total investments....................         1,789,330       44,621,877        56,315,490       257,625,512
Cash and Accounts Receivable.........                 1              231               522               878
                                       ----------------   --------------    --------------    --------------
Total assets.........................         1,789,331       44,622,108        56,316,012       257,626,390
LIABILITIES:
Due to New England Life Insurance
 Company.............................                --               --                --                --
                                       ----------------   --------------    --------------    --------------
NET ASSETS...........................  $      1,789,331   $   44,622,108    $   56,316,012    $  257,626,390
                                       ================   ==============    ==============    ==============
Units Outstanding (In Thousands).....               161           34,240            69,803           210,821
Unit Fair Value......................  $11.10 to $11.17   $1.24 to $1.32    $0.77 to $0.81    $1.17 to $1.23



                       See Notes to Financial Statements.

                                                               MET/AIM                                JANUS
     RCM GLOBAL          LORD ABBETT           LAZARD         SMALL CAP        HARRIS OAKMARK       AGGRESSIVE
     TECHNOLOGY         BOND DEBENTURE        MID-CAP           GROWTH         INTERNATIONAL          GROWTH
     SUBACCOUNT           SUBACCOUNT         SUBACCOUNT       SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
     ----------       ------------------   --------------   --------------   ------------------   --------------
     $           --     $           --     $           --   $           --     $           --     $           --
                 --                 --                 --               --                 --                 --
                 --                 --                 --               --                 --                 --
                 --                 --                 --               --                 --                 --
                 --                 --                 --               --                 --                 --
                 --                 --                 --               --                 --                 --
                 --                 --                 --               --                 --                 --
                 --                 --                 --               --                 --                 --
         15,181,113                 --                 --               --                 --                 --
                 --         88,888,091                 --               --                 --                 --
                 --                 --         23,985,134               --                 --                 --
                 --                 --                 --       12,106,755                 --                 --
                 --                 --                 --               --         91,634,724                 --
                 --                 --                 --               --                 --         12,686,468
                 --                 --                 --               --                 --                 --
                 --                 --                 --               --                 --                 --
                 --                 --                 --               --                 --                 --
                 --                 --                 --               --                 --                 --
                 --                 --                 --               --                 --                 --
     --------------     --------------     --------------   --------------     --------------     --------------
         15,181,113         88,888,091         23,985,134       12,106,755         91,634,724         12,686,468
                 12                151                 24                6                234                 28
     --------------     --------------     --------------   --------------     --------------     --------------
         15,181,125         88,888,242         23,985,158       12,106,761         91,634,958         12,686,496
                 --                 --                 --               --                 --                 --
     --------------     --------------     --------------   --------------     --------------     --------------
     $   15,181,125     $   88,888,242     $   23,985,158   $   12,106,761     $   91,634,958     $   12,686,496
     ==============     ==============     ==============   ==============     ==============     ==============
             31,829             52,529             16,549            9,294             57,995             15,638
     $0.46 to $0.48     $1.57 to $1.73     $1.40 to $1.46   $1.26 to $1.31     $1.52 to $1.60     $0.78 to $0.82

                            OPPENHEIMER                                               AMERICAN FUNDS
      NEUBERGER BERMAN        CAPITAL         AMERICAN FUNDS       AMERICAN FUNDS      GLOBAL SMALL
        REAL ESTATE        APPRECIATION           GROWTH           GROWTH-INCOME      CAPITALIZATION
         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT           SUBACCOUNT         SUBACCOUNT
     ------------------   ---------------   ------------------   ------------------   --------------
      $             --    $           --     $             --     $            --     $           --
                    --                --                   --                  --                 --
                    --                --                   --                  --                 --
                    --                --                   --                  --                 --
                    --                --                   --                  --                 --
                    --                --                   --                  --                 --
                    --                --                   --                  --                 --
                    --                --                   --                  --                 --
                    --                --                   --                  --                 --
                    --                --                   --                  --                 --
                    --                --                   --                  --                 --
                    --                --                   --                  --                 --
                    --                --                   --                  --                 --
                    --                --                   --                  --                 --
            54,734,932                --                   --                  --                 --
                    --         1,249,651                   --                  --                 --
                    --                --          418,318,774                  --                 --
                    --                --                   --         310,739,923                 --
                    --                --                   --                  --        109,049,953
      ----------------    --------------     ----------------     ---------------     --------------
            54,734,932         1,249,651          418,318,774         310,739,923        109,049,953
                    --                --                2,517                  52                564
      ----------------    --------------     ----------------     ---------------     --------------
            54,734,932         1,249,651          418,321,291         310,739,975        109,050,517
                    (2)               --                   --                  --                 --
      ----------------    --------------     ----------------     ---------------     --------------
      $     54,734,930    $    1,249,651     $    418,321,291     $   310,739,975     $  109,050,517
      ================    ==============     ================     ===============     ==============
                 3,814               145               29,811              31,898             45,942
      $14.15 to $14.40    $8.44 to $8.74     $11.65 to $14.67     $8.11 to $10.20     $2.23 to $2.41

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS--FOR THE YEAR ENDED DECEMBER 31, 2005

                                 BLACKROCK       BLACKROCK     HARRIS OAKMARK        FI         LOOMIS SAYLES   SALOMON BROTHERS
                                BOND INCOME     MONEY MARKET   FOCUSED VALUE    VALUE LEADERS     SMALL CAP     U.S. GOVERNMENT
                                SUBACCOUNT       SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT        SUBACCOUNT
                              ---------------   ------------   --------------   -------------   -------------   ----------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends..................    $10,572,259      $2,868,632     $ 3,495,007      $1,109,281      $1,644,007       $ 4,375,313
                                -----------      ----------     -----------      ----------      ----------       -----------
Expenses:
 Mortality and expense
  charges...................      2,794,759       1,455,513       4,357,208       1,252,425       1,716,597         1,866,846
 Administrative charges.....         87,491          36,985         119,602          81,303          86,660            42,357
                                -----------      ----------     -----------      ----------      ----------       -----------
 Total Expenses.............      2,882,250       1,492,498       4,476,810       1,333,728       1,803,257         1,909,203
                                -----------      ----------     -----------      ----------      ----------       -----------
Net investment income
 (loss).....................      7,690,009       1,376,134        (981,803)       (224,447)       (159,250)        2,466,110
                                -----------      ----------     -----------      ----------      ----------       -----------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON
 INVESTMENTS:
Net realized gains (losses)
 from security
 transactions...............        799,185              --      15,755,191      (4,011,997)      4,912,959           486,314
Change in unrealized
 appreciation (depreciation)
 of investments for the
 period.....................     (6,669,619)             --      11,734,256      12,642,364       2,211,544        (2,668,369)
                                -----------      ----------     -----------      ----------      ----------       -----------
Net realized and unrealized
 gains (losses) on
 investments................     (5,870,434)             --      27,489,447       8,630,367       7,124,503        (2,182,055)
                                -----------      ----------     -----------      ----------      ----------       -----------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS.................    $ 1,819,575      $1,376,134     $26,507,644      $8,405,920      $6,965,253       $   284,055
                                ===========      ==========     ===========      ==========      ==========       ===========

                                    SALOMON BROTHERS
                              STRATEGIC BOND OPPORTUNITIES
                                       SUBACCOUNT
                              ----------------------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends..................          $ 7,869,838
                                      -----------
Expenses:
 Mortality and expense
  charges...................            2,106,665
 Administrative charges.....               61,756
                                      -----------
 Total Expenses.............            2,168,421
                                      -----------
Net investment income
 (loss).....................            5,701,417
                                      -----------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON
 INVESTMENTS:
Net realized gains (losses)
 from security
 transactions...............            1,371,397
Change in unrealized
 appreciation (depreciation)
 of investments for the
 period.....................           (4,952,369)
                                      -----------
Net realized and unrealized
 gains (losses) on
 investments................           (3,580,972)
                                      -----------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS.................          $ 2,120,445
                                      ===========

(a) For the Period January 1, 2005 to April 30, 2005
(b) For the period May 1, 2005 to December 31, 2005

                       See Notes to Financial Statements.

         MFS        BLACKROCK LEGACY   DAVIS VENTURE   MSF INVESTORS     MET/PUTNAM        JENNISON              FI
    TOTAL RETURN    LARGE CAP GROWTH       VALUE           TRUST          VOYAGER           GROWTH       INTERNATIONAL STOCK
     SUBACCOUNT        SUBACCOUNT       SUBACCOUNT      SUBACCOUNT     SUBACCOUNT(A)    SUBACCOUNT(B)        SUBACCOUNT
    -------------   ----------------   -------------   -------------   --------------   --------------   -------------------
     $2,737,323       $    717,556      $ 2,738,687     $  147,009      $    49,971       $       --         $   540,051
     ----------       ------------      -----------     ----------      -----------       ----------         -----------
      1,363,725          2,373,516        5,834,470        490,127           54,482          111,843           1,252,559
         56,094            136,669          224,382         23,254            2,194            4,313              46,206
     ----------       ------------      -----------     ----------      -----------       ----------         -----------
      1,419,819          2,510,185        6,058,852        513,381           56,676          116,156           1,298,765
     ----------       ------------      -----------     ----------      -----------       ----------         -----------
      1,317,504         (1,792,629)      (3,320,165)      (366,372)          (6,705)        (116,156)           (758,714)
     ----------       ------------      -----------     ----------      -----------       ----------         -----------
      1,023,004        (11,793,056)       7,794,892        309,993       (1,020,006)         194,818           4,406,165
       (777,925)        22,400,510       33,533,039      2,060,935          (15,532)       2,239,751          11,581,896
     ----------       ------------      -----------     ----------      -----------       ----------         -----------
        245,079         10,607,454       41,327,931      2,370,928       (1,035,538)       2,434,569          15,988,061
     ----------       ------------      -----------     ----------      -----------       ----------         -----------
     $1,562,583       $  8,814,825      $38,007,766     $2,004,556      $(1,042,243)      $2,318,413         $15,229,347
     ==========       ============      ===========     ==========      ===========       ==========         ===========

        BLACKROCK       FI MID CAP     RUSSELL 2000
     STRATEGIC VALUE   OPPORTUNITIES      INDEX
       SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
     ---------------   -------------   ------------
      $ 13,144,524      $       --     $ 2,346,234
      ------------      ----------     -----------
         2,584,377         351,438         719,364
            44,626           5,732           9,259
      ------------      ----------     -----------
         2,629,003         357,170         728,623
      ------------      ----------     -----------
        10,515,521        (357,170)      1,617,611
      ------------      ----------     -----------
         4,962,333       1,017,225       2,110,266
       (10,451,471)        711,229      (1,937,732)
      ------------      ----------     -----------
        (5,489,138)      1,728,454         172,534
      ------------      ----------     -----------
      $  5,026,383      $1,371,284     $ 1,790,145
      ============      ==========     ===========

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS--FOR THE YEAR ENDED DECEMBER 31, 2005

                                METLIFE     FRANKLIN TEMPLETON   NEUBERGER BERMAN   HARRIS OAKMARK       BLACKROCK
                              STOCK INDEX    SMALL CAP GROWTH     MID CAP VALUE     LARGE CAP VALUE   LARGE CAP VALUE
                              SUBACCOUNT        SUBACCOUNT          SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                              -----------   ------------------   ----------------   ---------------   ---------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends..................  $1,227,471         $986,553           $5,725,763        $   329,700       $  456,694
                              ----------         --------           ----------        -----------       ----------
Expenses:
 Mortality and expense
  charges...................   1,160,594          384,706              924,263            836,710          333,585
 Administrative charges.....      14,503            4,577               13,276              6,061            2,002
                              ----------         --------           ----------        -----------       ----------
 Total Expenses.............   1,175,097          389,283              937,539            842,771          335,587
                              ----------         --------           ----------        -----------       ----------
Net investment income
 (loss).....................      52,374          597,270            4,788,224           (513,071)         121,107
                              ----------         --------           ----------        -----------       ----------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON
 INVESTMENTS:
Net realized gains (losses)
 from security
 transactions...............     567,716          384,972            1,819,864          1,525,729        1,065,838
Change in unrealized
 appreciation (depreciation)
 of investments for the
 period.....................   1,997,571           15,063              799,129         (2,680,723)         (77,588)
                              ----------         --------           ----------        -----------       ----------
Net realized and unrealized
 gains (losses) on
 investments................   2,565,287          400,035            2,618,993         (1,154,994)         988,250
                              ----------         --------           ----------        -----------       ----------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS.................  $2,617,661         $997,305           $7,407,217        $(1,668,065)      $1,109,357
                              ==========         ========           ==========        ===========       ==========


                                LEHMAN BROTHERS      MORGAN STANLEY
                              AGGREGATE BOND INDEX     EAFE INDEX
                                   SUBACCOUNT          SUBACCOUNT
                              --------------------   --------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends..................       $2,887,831          $  641,787
                                   ----------          ----------
Expenses:
 Mortality and expense
  charges...................        1,038,960             575,563
 Administrative charges.....           16,259               7,001
                                   ----------          ----------
 Total Expenses.............        1,055,219             582,564
                                   ----------          ----------
Net investment income
 (loss).....................        1,832,612              59,223
                                   ----------          ----------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON
 INVESTMENTS:
Net realized gains (losses)
 from security
 transactions...............          160,302           1,356,796
Change in unrealized
 appreciation (depreciation)
 of investments for the
 period.....................       (1,593,075)          3,669,066
                                   ----------          ----------
Net realized and unrealized
 gains (losses) on
 investments................       (1,432,773)          5,025,862
                                   ----------          ----------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS.................       $  399,839          $5,085,085
                                   ==========          ==========

(a) For the Period January 1, 2005 to April 30, 2005
(b) For the period May 1, 2005 to December 31, 2005

                       See Notes to Financial Statements.


      METLIFE     BLACKROCK    T. ROWE PRICE   T. ROWE PRICE   OPPENHEIMER   BLACKROCK                     METLIFE
      MID CAP     INVESTMENT     LARGE CAP       SMALL CAP       GLOBAL      AGGRESSIVE    BLACKROCK    CONSERVATIVE
    STOCK INDEX     TRUST         GROWTH          GROWTH         EQUITY        GROWTH     DIVERSIFIED    ALLOCATION
    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT(B)
    -----------   ----------   -------------   -------------   -----------   ----------   -----------   -------------
    $2,336,238     $158,766     $   43,768       $     --       $  7,244      $     --      $42,645        $6,476
    ----------     --------     ----------       --------       --------      --------      -------        ------
       565,836      237,605        187,916         32,943         39,354        24,209       45,870         6,780
         6,496        1,743          1,637            243            420            60          403            59
    ----------     --------     ----------       --------       --------      --------      -------        ------
       572,332      239,348        189,553         33,186         39,774        24,269       46,273         6,839
    ----------     --------     ----------       --------       --------      --------      -------        ------
     1,763,906      (80,582)      (145,785)       (33,186)       (32,530)      (24,269)      (3,628)         (363)
    ----------     --------     ----------       --------       --------      --------      -------        ------
       849,962      278,145         16,279         24,911         26,154        41,509       26,686         1,351
     1,789,734      138,433      1,381,943        308,367        544,372       189,006       52,806         4,054
    ----------     --------     ----------       --------       --------      --------      -------        ------
     2,639,696      416,578      1,398,222        333,278        570,526       230,515       79,492         5,405
    ----------     --------     ----------       --------       --------      --------      -------        ------
    $4,403,602     $335,996     $1,252,437       $300,092       $537,996      $206,246      $75,864        $5,042
    ==========     ========     ==========       ========       ========      ========      =======        ======

        METLIFE
     CONSERVATIVE       METLIFE
      TO MODERATE      MODERATE
      ALLOCATION      ALLOCATION
     SUBACCOUNT(B)   SUBACCOUNT(B)
     -------------   -------------
       $ 35,121        $102,266
       --------        --------
         39,560          91,741
            175             252
       --------        --------
         39,735          91,993
       --------        --------
         (4,614)         10,273
       --------        --------
          7,332           9,922
        127,849         452,861
       --------        --------
        135,181         462,783
       --------        --------
       $130,567        $473,056
       ========        ========

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS--FOR THE YEAR ENDED DECEMBER 31, 2005

                              METLIFE MODERATE
                               TO AGGRESSIVE     METLIFE AGGRESSIVE   MFS RESEARCH    T. ROWE PRICE       PIMCO        RCM GLOBAL
                                 ALLOCATION          ALLOCATION       INTERNATIONAL   MID-CAP GROWTH   TOTAL RETURN    TECHNOLOGY
                               SUBACCOUNT(B)       SUBACCOUNT(B)       SUBACCOUNT       SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                              ----------------   ------------------   -------------   --------------   ------------   ------------
INVESTMENT INCOME (LOSS):
Income:
Dividends...................      $ 74,930            $10,043          $2,180,495       $1,206,313     $ 1,654,834     $  104,551
                                  --------            -------          ----------       ----------     -----------     ----------
Expenses:
Mortality and expense
 charges....................        76,331              6,235             490,614          608,883       3,213,563        185,181
Administrative charges......           364                 20               4,578            7,352          36,000          1,581
                                  --------            -------          ----------       ----------     -----------     ----------
Total Expenses..............        76,695              6,255             495,192          616,235       3,249,563        186,762
                                  --------            -------          ----------       ----------     -----------     ----------
Net investment income
 (loss).....................        (1,765)             3,788           1,685,303          590,078      (1,594,729)       (82,211)
                                  --------            -------          ----------       ----------     -----------     ----------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON
 INVESTMENTS:
Net realized gains (losses)
 from security
 transactions...............        15,960              6,077             887,699          814,470         556,433        581,405
Change in unrealized
 appreciation (depreciation)
 of investments for the
 period.....................       577,444             43,855           3,216,071        4,906,217       3,099,382        742,484
                                  --------            -------          ----------       ----------     -----------     ----------
Net realized and unrealized
 gains (losses) on
 investments................       593,404             49,932           4,103,770        5,720,687       3,655,815      1,323,889
                                  --------            -------          ----------       ----------     -----------     ----------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS.................      $591,639            $53,720          $5,789,073       $6,310,765     $ 2,061,086     $1,241,678
                                  ========            =======          ==========       ==========     ===========     ==========


                               LORD ABBETT
                              BOND DEBENTURE
                                SUBACCOUNT
                              --------------
INVESTMENT INCOME (LOSS):
Income:
Dividends...................   $ 3,747,057
                               -----------
Expenses:
Mortality and expense
 charges....................     1,093,145
Administrative charges......        12,566
                               -----------
Total Expenses..............     1,105,711
                               -----------
Net investment income
 (loss).....................     2,641,346
                               -----------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON
 INVESTMENTS:
Net realized gains (losses)
 from security
 transactions...............       736,716
Change in unrealized
 appreciation (depreciation)
 of investments for the
 period.....................    (3,142,024)
                               -----------
Net realized and unrealized
 gains (losses) on
 investments................    (2,405,308)
                               -----------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS.................   $   236,038
                               ===========

(a) For the Period January 1, 2005 to April 30, 2005
(b) For the period May 1, 2005 to December 31, 2005

                       See Notes to Financial Statements.

                                                          JANUS        NEUBERGER     OPPENHEIMER
       LAZARD          MET/AIM        HARRIS OAKMARK    AGGRESSIVE      BERMAN         CAPITAL      AMERICAN FUNDS   AMERICAN FUNDS
      MID-CAP      SMALL CAP GROWTH   INTERNATIONAL       GROWTH      REAL ESTATE   APPRECIATION        GROWTH       GROWTH-INCOME
     SUBACCOUNT       SUBACCOUNT        SUBACCOUNT      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT(B)     SUBACCOUNT       SUBACCOUNT
     ----------    ----------------   --------------   ------------   -----------   -------------   --------------   --------------
    $ 2,577,592        $250,015         $1,097,064      $   13,390    $   64,880       $11,631       $ 2,620,283      $ 5,123,911
    -----------        --------         ----------      ----------    ----------       -------       -----------      -----------
        299,004         152,107            920,821         158,539       473,036         5,274         5,610,334        4,524,612
          2,079             966              9,572           1,742         3,997            34            62,898           52,172
    -----------        --------         ----------      ----------    ----------       -------       -----------      -----------
        301,083         153,073            930,393         160,281       477,033         5,308         5,673,232        4,576,784
    -----------        --------         ----------      ----------    ----------       -------       -----------      -----------
      2,276,509          96,942            166,671        (146,891)     (412,153)        6,323        (3,052,949)         547,127
    -----------        --------         ----------      ----------    ----------       -------       -----------      -----------
        727,445         591,463          1,089,601         480,809       163,590         1,009         1,793,036        1,619,442
     (1,521,427)         71,034          7,781,268       1,027,923     5,484,238        24,462        52,316,038       10,420,693
    -----------        --------         ----------      ----------    ----------       -------       -----------      -----------
       (793,982)        662,497          8,870,869       1,508,732     5,647,828        25,471        54,109,074       12,040,135
    -----------        --------         ----------      ----------    ----------       -------       -----------      -----------
    $ 1,482,527        $759,439         $9,037,540      $1,361,841    $5,235,675       $31,794       $51,056,125      $12,587,262
    ===========        ========         ==========      ==========    ==========       =======       ===========      ===========

     AMERICAN FUNDS
      GLOBAL SMALL
     CAPITALIZATION
       SUBACCOUNT
     --------------
      $   791,726
      -----------
        1,309,428
           12,528
      -----------
        1,321,956
      -----------
         (530,230)
      -----------
        2,123,383
       16,991,715
      -----------
       19,115,098
      -----------
      $18,584,868
      ===========

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                             BLACKROCK                        BLACKROCK                     HARRIS OAKMARK
                                            BOND INCOME                      MONEY MARKET                   FOCUSED VALUE
                                             SUBACCOUNT                       SUBACCOUNT                      SUBACCOUNT
                                    ----------------------------     ----------------------------    ----------------------------
                                    FOR THE YEAR    FOR THE YEAR     FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR
                                       ENDED           ENDED            ENDED           ENDED           ENDED           ENDED
                                    DECEMBER 31,    DECEMBER 31,     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                        2005            2004             2005            2004            2005            2004
                                    ------------    ------------     ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
 Net investment income (loss).....  $  7,690,009    $  9,000,753     $  1,376,134    $   (694,917)   $   (981,803)   $   (887,668)
 Net realized gains (losses) from
  security transactions...........       799,185         848,826               --              (3)     15,755,191       8,727,001
 Change in unrealized appreciation
  (depreciation) of investments...    (6,669,619)     (4,138,569)              --               3      11,734,256      16,815,929
                                    ------------    ------------     ------------    ------------    ------------    ------------
Net increase (decrease) in net
 assets resulting from
 operations.......................     1,819,575       5,711,010        1,376,134        (694,917)     26,507,644      24,655,262
                                    ------------    ------------     ------------    ------------    ------------    ------------
From capital transactions:
 Net premiums.....................    19,073,414      24,155,691       18,913,989      42,372,989      20,975,953      37,489,967
 Redemptions......................   (19,395,522)    (19,929,655)     (25,386,684)    (21,955,955)    (27,266,189)    (24,613,660)
                                    ------------    ------------     ------------    ------------    ------------    ------------
 Total net premiums
  (redemptions)...................      (322,108)      4,226,036       (6,472,695)     20,417,034      (6,290,236)     12,876,307
 Net Subaccount transfers.........     3,576,809      (4,199,017)      (1,135,264)    (42,537,823)        646,172      13,512,957
 Other net transfers..............    (2,628,396)     (2,209,723)      (2,097,325)       (978,027)     (3,175,274)     (2,331,836)
                                    ------------    ------------     ------------    ------------    ------------    ------------
Net increase (decrease) in net
 assets resulting from capital
 transactions.....................       626,305      (2,182,704)      (9,705,284)    (23,098,816)     (8,819,338)     24,057,428
                                    ------------    ------------     ------------    ------------    ------------    ------------
NET CHANGE IN NET ASSETS..........     2,445,880       3,528,306       (8,329,150)    (23,793,733)     17,688,306      48,712,690
NET ASSETS -- BEGINNING OF
 PERIOD...........................   207,437,002     203,908,696      112,382,687     136,176,420     321,834,651     273,121,961
                                    ------------    ------------     ------------    ------------    ------------    ------------
NET ASSETS -- END OF PERIOD.......  $209,882,882    $207,437,002     $104,053,537    $112,382,687    $339,522,957    $321,834,651
                                    ============    ============     ============    ============    ============    ============



                       See Notes to Financial Statements.

                FI                       LOOMIS SAYLES               SALOMON BROTHERS               SALOMON BROTHERS
           VALUE LEADERS                   SMALL CAP                  U.S. GOVERNMENT         STRATEGIC BOND OPPORTUNITIES
            SUBACCOUNT                    SUBACCOUNT                    SUBACCOUNT                     SUBACCOUNT
    ---------------------------   ---------------------------   ---------------------------   -----------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR    FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED           ENDED           ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
        2005           2004           2005           2004           2005           2004           2005            2004
    ------------   ------------   ------------   ------------   ------------   ------------   -------------   -------------
    $   (224,447)  $    (65,987)  $   (159,250)  $ (1,731,656)  $  2,466,110   $  1,069,620   $  5,701,417    $  2,255,658
      (4,011,997)    (6,305,545)     4,912,959      4,349,018        486,314        966,143      1,371,397       1,093,023
      12,642,364     17,623,815      2,211,544     15,086,837     (2,668,369)      (185,078)    (4,952,369)      3,709,008
    ------------   ------------   ------------   ------------   ------------   ------------   ------------    ------------
       8,405,920     11,252,283      6,965,253     17,704,199        284,055      1,850,685      2,120,445       7,057,689
    ------------   ------------   ------------   ------------   ------------   ------------   ------------    ------------
       3,741,737      4,238,323      7,322,194      8,945,551     17,869,876     18,383,803     14,630,781      23,963,657
     (12,855,919)   (11,848,321)   (14,210,929)   (11,582,227)   (11,542,480)   (11,164,494)   (15,657,033)    (13,406,652)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------    ------------
      (9,114,182)    (7,609,998)    (6,888,735)    (2,636,676)     6,327,396      7,219,309     (1,026,252)     10,557,005
      (1,836,902)    (3,833,876)      (222,287)        96,899      8,171,579       (827,860)    15,408,338       8,121,290
      (1,134,430)    (1,288,280)    (1,030,450)      (795,523)    (1,695,780)    (1,518,328)    (1,780,044)     (1,890,029)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------    ------------
     (12,085,514)   (12,732,154)    (8,141,472)    (3,335,300)    12,803,195      4,873,121     12,602,042      16,788,266
    ------------   ------------   ------------   ------------   ------------   ------------   ------------    ------------
      (3,679,594)    (1,479,871)    (1,176,219)    14,368,899     13,087,250      6,723,806     14,722,487      23,845,955
     100,974,594    102,454,465    136,249,705    121,880,806    132,938,322    126,214,516    151,992,764     128,146,809
    ------------   ------------   ------------   ------------   ------------   ------------   ------------    ------------
    $ 97,295,000   $100,974,594   $135,073,486   $136,249,705   $146,025,572   $132,938,322   $166,715,251    $151,992,764
    ============   ============   ============   ============   ============   ============   ============    ============

                  MFS                          BLACKROCK
              TOTAL RETURN              LEGACY LARGE CAP GROWTH
               SUBACCOUNT                     SUBACCOUNT
     ------------------------------   ---------------------------
     FOR THE YEAR   FOR THE PERIOD    FOR THE YEAR   FOR THE YEAR
        ENDED       MAY 3, 2004 TO       ENDED          ENDED
     DECEMBER 31,    DECEMBER 31,     DECEMBER 31,   DECEMBER 31,
         2005            2004             2005           2004
     ------------   ---------------   ------------   ------------
     $  1,317,504    $   (885,271)    $ (1,792,629)  $ (2,794,294)
        1,023,004         381,362      (11,793,056)   (15,435,018)
         (777,925)      8,949,556       22,400,510     31,821,558
     ------------    ------------     ------------   ------------
        1,562,583       8,445,647        8,814,825     13,592,246
     ------------    ------------     ------------   ------------
        7,538,347       5,283,264        5,998,019     12,041,851
      (10,773,969)     (8,678,789)     (22,509,534)   (21,675,701)
     ------------    ------------     ------------   ------------
       (3,235,622)     (3,395,525)     (16,511,515)    (9,633,850)
        7,209,156      97,872,312      (13,885,859)    (9,765,671)
       (1,648,719)     (1,981,851)      (1,515,740)    (1,610,181)
     ------------    ------------     ------------   ------------
        2,324,815      92,494,936      (31,913,114)   (21,009,702)
     ------------    ------------     ------------   ------------
        3,887,398     100,940,583      (23,098,289)    (7,417,456)
      100,940,583              --      203,136,465    210,553,921
     ------------    ------------     ------------   ------------
     $104,827,981    $100,940,583     $180,038,176   $203,136,465
     ============    ============     ============   ============

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                        DAVIS                             MSF                             MET/PUTNAM
                                    VENTURE VALUE                   INVESTORS TRUST                         VOYAGER
                                      SUBACCOUNT                       SUBACCOUNT                         SUBACCOUNT
                             ----------------------------     ----------------------------    -----------------------------------
                             FOR THE YEAR    FOR THE YEAR     FOR THE YEAR    FOR THE YEAR      FOR THE PERIOD       FOR THE YEAR
                                ENDED           ENDED            ENDED           ENDED        JANUARY 1, 2005 TO        ENDED
                             DECEMBER 31,    DECEMBER 31,     DECEMBER 31,    DECEMBER 31,         APRIL 30,         DECEMBER 31,
                                 2005            2004             2005            2004               2005                2004
                             ------------    ------------     ------------    ------------    -------------------    ------------
INCREASE (DECREASE) IN NET
 ASSETS
From operations:
 Net investment income
  (loss)...................  $ (3,320,165)   $ (3,211,213)    $  (366,372)    $  (344,816)       $     (6,705)       $  (180,688)
 Net realized gains
  (losses) from security
  transactions.............     7,794,892       6,836,546         309,993      (1,064,644)         (1,020,006)          (794,078)
 Change in unrealized
  appreciation
  (depreciation) of
  investments..............    33,533,039      37,231,562       2,060,935       5,384,667             (15,532)         1,405,575
                             ------------    ------------     -----------     -----------        ------------        -----------
Net increase (decrease) in
 net assets resulting from
 operations................    38,007,766      40,856,895       2,004,556       3,975,207          (1,042,243)           430,809
                             ------------    ------------     -----------     -----------        ------------        -----------
From capital transactions:
 Net premiums..............    38,906,998      45,931,898         983,221       1,310,915             240,609            824,201
 Redemptions...............   (42,120,091)    (36,338,638)     (3,768,683)     (2,282,066)           (476,296)          (953,341)
                             ------------    ------------     -----------     -----------        ------------        -----------
 Total net premiums
  (redemptions)............    (3,213,093)      9,593,260      (2,785,462)       (971,151)           (235,687)          (129,140)
 Net Subaccount
  transfers................    17,538,176      19,078,277      (1,931,611)     19,522,291         (12,130,598)        (1,138,788)
 Other net transfers.......    (4,661,172)     (3,188,364)       (299,611)       (333,547)            (15,203)           (94,925)
                             ------------    ------------     -----------     -----------        ------------        -----------
Net increase (decrease) in
 net assets resulting from
 capital transactions......     9,663,911      25,483,173      (5,016,684)     18,217,593         (12,381,488)        (1,362,853)
                             ------------    ------------     -----------     -----------        ------------        -----------
NET CHANGE IN NET ASSETS...    47,671,677      66,340,068      (3,012,128)     22,192,800         (13,423,731)          (932,044)
NET ASSETS -- BEGINNING OF
 PERIOD....................   429,391,004     363,050,936      39,774,640      17,581,840          13,423,731         14,355,775
                             ------------    ------------     -----------     -----------        ------------        -----------
NET ASSETS -- END OF
 PERIOD....................  $477,062,681    $429,391,004     $36,762,512     $39,774,640        $         --        $13,423,731
                             ============    ============     ===========     ===========        ============        ===========



                       See Notes to Financial Statements.

       JENNISON                   FI                         BLACKROCK                        FI                  RUSSELL
        GROWTH            INTERNATIONAL STOCK             STRATEGIC VALUE            MID CAP OPPORTUNITIES       2000 INDEX
      SUBACCOUNT              SUBACCOUNT                    SUBACCOUNT                    SUBACCOUNT             SUBACCOUNT
    ---------------   ---------------------------   ---------------------------   ---------------------------   ------------
    FOR THE PERIOD    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
    MAY 1, 2005 TO       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
     DECEMBER 31,     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005             2005           2004           2005           2004           2005           2004           2005
    --------------    ------------   ------------   ------------   ------------   ------------   ------------   ------------
      $  (116,156)    $   (758,714)  $   (57,245)   $ 10,515,521   $ (2,313,520)  $  (357,170)   $  (197,326)   $ 1,617,611
          194,818        4,406,165      (226,910)      4,962,333      2,587,213     1,017,225       (118,694)     2,110,266
        2,239,751       11,581,896    13,853,259     (10,451,471)    23,227,746       711,229      3,783,852     (1,937,732)
      -----------     ------------   -----------    ------------   ------------   -----------    -----------    -----------
        2,318,413       15,229,347    13,569,104       5,026,383     23,501,439     1,371,284      3,467,832      1,790,145
      -----------     ------------   -----------    ------------   ------------   -----------    -----------    -----------
          327,862        9,314,278     7,371,665      13,738,174     33,361,408     1,762,559      2,883,202      5,377,636
       (1,074,449)      (8,613,559)   (6,430,069)    (14,387,782)   (11,214,291)   (1,704,349)    (1,474,464)    (4,427,208)
      -----------     ------------   -----------    ------------   ------------   -----------    -----------    -----------
         (746,587)         700,719       941,596        (649,608)    22,147,117        58,210      1,408,738        950,428
       11,612,902       (2,171,170)   (5,887,047)     (6,141,001)    13,287,036    (1,469,561)    10,471,443      1,824,161
          (73,915)        (811,255)      651,577      (1,195,952)    (1,371,909)     (130,358)       (99,922)      (272,447)
      -----------     ------------   -----------    ------------   ------------   -----------    -----------    -----------
       10,792,400       (2,281,706)   (4,293,874)     (7,986,561)    34,062,244    (1,541,709)    11,780,259      2,502,142
      -----------     ------------   -----------    ------------   ------------   -----------    -----------    -----------
       13,110,813       12,947,641     9,275,230      (2,960,178)    57,563,683      (170,425)    15,248,091      4,292,287
               --       93,761,597    84,486,367     200,342,899    142,779,216    27,295,473     12,047,382     51,804,659
      -----------     ------------   -----------    ------------   ------------   -----------    -----------    -----------
      $13,110,813     $106,709,238   $93,761,597    $197,382,721   $200,342,899   $27,125,048    $27,295,473    $56,096,946
      ===========     ============   ===========    ============   ============   ===========    ===========    ===========

       RUSSELL                METLIFE                 FRANKLIN TEMPLETON
      2000 INDEX            STOCK INDEX                SMALL CAP GROWTH
      SUBACCOUNT            SUBACCOUNT                    SUBACCOUNT
     ------------   ---------------------------   ---------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2004           2005           2004           2005           2004
     ------------   ------------   ------------   ------------   ------------
     $  (452,653)   $    52,374    $  (474,773)   $   597,270    $  (328,411)
         725,365        567,716       (223,054)       384,972        192,109
       6,325,414      1,997,571      7,351,967         15,063      2,531,617
     -----------    -----------    -----------    -----------    -----------
       6,598,126      2,617,661      6,654,140        997,305      2,395,315
     -----------    -----------    -----------    -----------    -----------
       9,696,137      8,140,056     14,099,523      4,194,209      4,523,120
      (2,521,096)    (5,424,499)    (5,465,816)    (1,809,640)    (1,631,755)
     -----------    -----------    -----------    -----------    -----------
       7,175,041      2,715,557      8,633,707      2,384,569      2,891,365
       5,509,691       (620,309)     7,089,932        543,419      2,150,832
        (446,643)      (558,589)      (744,521)      (448,930)       (82,208)
     -----------    -----------    -----------    -----------    -----------
      12,238,089      1,536,659     14,979,118      2,479,058      4,959,989
     -----------    -----------    -----------    -----------    -----------
      18,836,215      4,154,320     21,633,258      3,476,363      7,355,304
      32,968,444     84,856,304     63,223,046     27,881,814     20,526,510
     -----------    -----------    -----------    -----------    -----------
     $51,804,659    $89,010,624    $84,856,304    $31,358,177    $27,881,814
     ===========    ===========    ===========    ===========    ===========

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                         NEUBERGER BERMAN PARTNERS                      HARRIS OAKMARK
                                               MID CAP VALUE                            LARGE CAP VALUE
                                                SUBACCOUNT                                SUBACCOUNT
                                     ---------------------------------         ---------------------------------
                                     FOR THE YEAR         FOR THE YEAR         FOR THE YEAR         FOR THE YEAR
                                        ENDED                ENDED                ENDED                ENDED
                                     DECEMBER 31,         DECEMBER 31,         DECEMBER 31,         DECEMBER 31,
                                         2005                 2004                 2005                 2004
                                     ------------         ------------         ------------         ------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
 Net investment income (loss)......  $ 4,788,224          $   441,466          $  (513,071)         $  (422,588)
 Net realized gains (losses) from
  security transactions............    1,819,864              577,156            1,525,729              523,853
 Change in unrealized appreciation
  (depreciation) of investments....      799,129            6,968,970           (2,680,723)           4,539,717
                                     -----------          -----------          -----------          -----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................    7,407,217            7,987,592           (1,668,065)           4,640,982
                                     -----------          -----------          -----------          -----------
From capital transactions:
 Net premiums......................   11,284,320           10,016,068           10,949,200           12,639,430
 Redemptions.......................   (4,437,359)          (2,598,725)          (3,444,365)          (2,305,516)
                                     -----------          -----------          -----------          -----------
 Total net premiums
  (redemptions)....................    6,846,961            7,417,343            7,504,835           10,333,914
 Net Subaccount transfers..........   14,946,383           15,574,633            6,213,613            8,258,665
 Other net transfers...............     (448,831)            (139,178)            (520,002)            (405,398)
                                     -----------          -----------          -----------          -----------
 Net increase (decrease) in net
  assets resulting from capital
  transactions.....................   21,344,513           22,852,798           13,198,446           18,187,181
                                     -----------          -----------          -----------          -----------
NET CHANGE IN NET ASSETS...........   28,751,730           30,840,390           11,530,381           22,828,163
NET ASSETS -- BEGINNING OF
 PERIOD............................   54,048,512           23,208,122           56,879,685           34,051,522
                                     -----------          -----------          -----------          -----------
NET ASSETS -- END OF PERIOD........  $82,800,242          $54,048,512          $68,410,066          $56,879,685
                                     ===========          ===========          ===========          ===========

                                                 BLACKROCK
                                              LARGE CAP VALUE
                                                SUBACCOUNT
                                     ---------------------------------
                                     FOR THE YEAR         FOR THE YEAR
                                        ENDED                ENDED
                                     DECEMBER 31,         DECEMBER 31,
                                         2005                 2004
                                     ------------         ------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
 Net investment income (loss)......  $   121,107          $  (202,028)
 Net realized gains (losses) from
  security transactions............    1,065,838              428,627
 Change in unrealized appreciation
  (depreciation) of investments....      (77,588)           1,832,415
                                     -----------          -----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................    1,109,357            2,059,014
                                     -----------          -----------
From capital transactions:
 Net premiums......................    3,708,853            6,550,865
 Redemptions.......................   (1,392,939)            (784,400)
                                     -----------          -----------
 Total net premiums
  (redemptions)....................    2,315,914            5,766,465
 Net Subaccount transfers..........      981,437            6,384,084
 Other net transfers...............      (99,636)             (72,915)
                                     -----------          -----------
 Net increase (decrease) in net
  assets resulting from capital
  transactions.....................    3,197,715           12,077,634
                                     -----------          -----------
NET CHANGE IN NET ASSETS...........    4,307,072           14,136,648
NET ASSETS -- BEGINNING OF
 PERIOD............................   22,711,723            8,575,075
                                     -----------          -----------
NET ASSETS -- END OF PERIOD........  $27,018,795          $22,711,723
                                     ===========          ===========



                       See Notes to Financial Statements.

          LEHMAN BROTHERS               MORGAN STANLEY                    METLIFE                      BLACKROCK
       AGGREGATE BOND INDEX               EAFE INDEX                MID CAP STOCK INDEX            INVESTMENT TRUST
            SUBACCOUNT                    SUBACCOUNT                    SUBACCOUNT                    SUBACCOUNT
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005           2004           2005           2004           2005           2004           2005           2004
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 1,832,612    $ 1,044,449    $    59,223    $  (260,771)   $ 1,763,906    $  (263,178)   $   (80,582)   $  (125,856)
        160,302        346,288      1,356,796        713,300        849,962        354,626        278,145         23,923
     (1,593,075)       314,509      3,669,066      5,289,651      1,789,734      4,528,914        138,433      1,577,536
    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
        399,839      1,705,246      5,085,085      5,742,180      4,403,602      4,620,362        335,996      1,475,603
    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
      8,912,728     11,304,739      4,710,115      8,354,153      5,088,663      6,665,312      1,061,336      2,828,672
     (6,049,479)    (5,745,494)    (2,565,856)    (1,917,334)    (2,403,006)    (2,429,010)    (1,120,512)      (750,499)
    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
      2,863,249      5,559,245      2,144,259      6,436,819      2,685,657      4,236,302        (59,176)     2,078,173
      6,447,171      2,787,666      2,578,845      3,876,863      1,245,798      3,441,770       (354,230)     1,050,551
       (795,826)      (724,815)      (234,417)      (197,837)      (290,455)      (255,269)      (114,583)      (158,190)
    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
      8,514,594      7,622,096      4,488,687     10,115,845      3,641,000      7,422,803       (527,989)     2,970,534
    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
      8,914,433      9,327,342      9,573,772     15,858,025      8,044,602     12,043,165       (191,993)     4,446,137
     73,408,063     64,080,721     39,984,382     24,126,357     39,021,115     26,977,950     17,810,142     13,364,005
    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
    $82,322,496    $73,408,063    $49,558,154    $39,984,382    $47,065,717    $39,021,115    $17,618,149    $17,810,142
    ===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========

             T. ROWE PRICE                   T. ROWE PRICE
           LARGE CAP GROWTH                SMALL CAP GROWTH
              SUBACCOUNT                      SUBACCOUNT
     -----------------------------   -----------------------------
     FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE PERIOD
        ENDED       MAY 3, 2004 TO      ENDED       MAY 3, 2004 TO
     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
         2005            2004            2005            2004
     ------------   --------------   ------------   --------------
     $  (145,785)     $  (15,947)     $  (33,186)      $ (2,676)
          16,279           1,135          24,911           (456)
       1,381,943         389,067         308,367         76,650
     -----------      ----------      ----------       --------
       1,252,437         374,255         300,092         73,518
     -----------      ----------      ----------       --------
       8,063,043       2,851,138       1,345,664        471,715
        (311,219)        (28,521)        (45,805)        (4,526)
     -----------      ----------      ----------       --------
       7,751,824       2,822,617       1,299,859        467,189
       7,514,122       2,503,933       1,858,669        305,494
        (117,115)            872         (14,361)          (652)
     -----------      ----------      ----------       --------
      15,148,831       5,327,422       3,144,167        772,031
     -----------      ----------      ----------       --------
      16,401,268       5,701,677       3,444,259        845,549
       5,701,677              --         845,549             --
     -----------      ----------      ----------       --------
     $22,102,945      $5,701,677      $4,289,808       $845,549
     ===========      ==========      ==========       ========

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                                OPPENHEIMER                              BLACKROCK                    BLACKROCK
                                               GLOBAL EQUITY                         AGGRESSIVE GROWTH               DIVERSIFIED
                                                SUBACCOUNT                              SUBACCOUNT                    SUBACCOUNT
                                     ---------------------------------       ---------------------------------       ------------
                                     FOR THE YEAR       FOR THE PERIOD       FOR THE YEAR       FOR THE PERIOD       FOR THE YEAR
                                        ENDED           MAY 3, 2004 TO          ENDED           MAY 3, 2004 TO          ENDED
                                     DECEMBER 31,        DECEMBER 31,        DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
                                         2005                2004                2005                2004                2005
                                     ------------       --------------       ------------       --------------       ------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
 Net investment income (loss)......   $  (32,530)          $ (2,574)          $  (24,269)          $ (3,134)          $   (3,628)
 Net realized gains (losses) from
  security transactions............       26,154                919               41,509              1,100               26,686
 Change in unrealized appreciation
  (depreciation) of investments....      544,372             69,188              189,006             83,751               52,806
                                      ----------           --------           ----------           --------           ----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................      537,996             67,533              206,246             81,717               75,864
                                      ----------           --------           ----------           --------           ----------
From capital transactions:
 Net premiums......................    2,539,060            309,511            1,182,435            617,891            1,028,517
 Redemptions.......................     (141,821)            (9,535)             (53,285)            (3,045)            (207,279)
                                      ----------           --------           ----------           --------           ----------
 Total net premiums
  (redemptions)....................    2,397,239            299,976            1,129,150            614,846              821,238
 Net Subaccount transfers..........    2,715,558            332,790              561,950            204,713            1,093,545
 Other net transfers...............      (16,031)              (229)             (19,445)               (90)             (26,097)
                                      ----------           --------           ----------           --------           ----------
 Net increase (decrease) in net
  assets resulting from capital
  transactions.....................    5,096,766            632,537            1,671,655            819,469            1,888,686
                                      ----------           --------           ----------           --------           ----------
NET CHANGE IN NET ASSETS...........    5,634,762            700,070            1,877,901            901,186            1,964,550
NET ASSETS -- BEGINNING OF
 PERIOD............................      700,070                 --              901,186                 --            2,385,190
                                      ----------           --------           ----------           --------           ----------
NET ASSETS -- END OF PERIOD........   $6,334,832           $700,070           $2,779,087           $901,186           $4,349,740
                                      ==========           ========           ==========           ========           ==========

                                                              METLIFE
                                       BLACKROCK           CONSERVATIVE
                                      DIVERSIFIED           ALLOCATION
                                       SUBACCOUNT           SUBACCOUNT
                                     --------------       ---------------
                                     FOR THE PERIOD       FOR THE PERIOD
                                     MAY 3, 2004 TO       MAY 1, 2005 TO
                                      DECEMBER 31,         DECEMBER 31,
                                          2004                 2005
                                     --------------       ---------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
 Net investment income (loss)......    $  (11,447)          $     (363)
 Net realized gains (losses) from
  security transactions............         1,135                1,351
 Change in unrealized appreciation
  (depreciation) of investments....       160,637                4,054
                                       ----------           ----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................       150,325                5,042
                                       ----------           ----------
From capital transactions:
 Net premiums......................       914,927            1,241,464
 Redemptions.......................       (24,765)             (17,360)
                                       ----------           ----------
 Total net premiums
  (redemptions)....................       890,162            1,224,104
 Net Subaccount transfers..........     1,343,489              790,232
 Other net transfers...............         1,214                 (578)
                                       ----------           ----------
 Net increase (decrease) in net
  assets resulting from capital
  transactions.....................     2,234,865            2,013,758
                                       ----------           ----------
NET CHANGE IN NET ASSETS...........     2,385,190            2,018,800
NET ASSETS -- BEGINNING OF
 PERIOD............................            --                   --
                                       ----------           ----------
NET ASSETS -- END OF PERIOD........    $2,385,190           $2,018,800
                                       ==========           ==========



                       See Notes to Financial Statements.

       METLIFE                           METLIFE
     CONSERVATIVE       METLIFE          MODERATE         METLIFE
     TO MODERATE        MODERATE      TO AGGRESSIVE      AGGRESSIVE            MFS RESEARCH                  T. ROWE PRICE
      ALLOCATION       ALLOCATION       ALLOCATION       ALLOCATION            INTERNATIONAL                MID-CAP GROWTH
      SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT             SUBACCOUNT                    SUBACCOUNT
    --------------   --------------   --------------   --------------   ---------------------------   ---------------------------
    FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
    MAY 1, 2005 TO   MAY 1, 2005 TO   MAY 1, 2005 TO   MAY 1, 2005 TO      ENDED          ENDED          ENDED          ENDED
     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005             2005             2005             2005            2005           2004           2005           2004
    --------------   --------------   --------------   --------------   ------------   ------------   ------------   ------------
     $    (4,614)     $    10,273      $    (1,765)      $    3,788     $ 1,685,303    $  (272,040)   $   590,078    $  (377,583)
           7,332            9,922           15,960            6,077         887,699        443,679        814,470       (126,266)
         127,849          452,861          577,444           43,855       3,216,071      4,456,963      4,906,217      5,305,723
     -----------      -----------      -----------       ----------     -----------    -----------    -----------    -----------
         130,567          473,056          591,639           53,720       5,789,073      4,628,602      6,310,765      4,801,874
     -----------      -----------      -----------       ----------     -----------    -----------    -----------    -----------
       6,636,202       21,484,892       15,439,896        1,066,976       4,840,586      5,512,925      8,047,600      9,036,178
        (193,424)        (206,387)        (262,957)         (91,154)     (1,960,736)    (1,022,615)    (2,749,040)    (1,530,588)
     -----------      -----------      -----------       ----------     -----------    -----------    -----------    -----------
       6,442,778       21,278,505       15,176,939          975,822       2,879,850      4,490,310      5,298,560      7,505,590
       3,507,410        6,690,582        6,491,427          756,031       4,228,291      3,180,419      6,054,862      8,448,029
          (3,874)          (8,350)          (5,563)           3,758        (247,126)      (223,353)      (537,000)       (67,680)
     -----------      -----------      -----------       ----------     -----------    -----------    -----------    -----------
       9,946,314       27,960,737       21,662,803        1,735,611       6,861,015      7,447,376     10,816,422     15,885,939
     -----------      -----------      -----------       ----------     -----------    -----------    -----------    -----------
      10,076,881       28,433,793       22,254,442        1,789,331      12,650,088     12,075,978     17,127,187     20,687,813
              --               --               --               --      31,972,020     19,896,042     39,188,825     18,501,012
     -----------      -----------      -----------       ----------     -----------    -----------    -----------    -----------
     $10,076,881      $28,433,793      $22,254,442       $1,789,331     $44,622,108    $31,972,020    $56,316,012    $39,188,825
     ===========      ===========      ===========       ==========     ===========    ===========    ===========    ===========


                PIMCO                          RCM
            TOTAL RETURN                GLOBAL TECHNOLOGY
             SUBACCOUNT                    SUBACCOUNT
     ---------------------------   ---------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005           2004           2005           2004
     ------------   ------------   ------------   ------------
     $ (1,594,729)  $ 11,276,402   $   (82,211)   $  (175,212)
          556,433      1,316,150       581,405        877,067
        3,099,382     (5,641,339)      742,484     (1,489,438)
     ------------   ------------   -----------    -----------
        2,061,086      6,951,213     1,241,678       (787,583)
     ------------   ------------   -----------    -----------
       31,395,944     35,634,687       951,102      3,671,487
      (15,270,593)   (12,588,819)     (754,491)    (1,112,938)
     ------------   ------------   -----------    -----------
       16,125,351     23,045,868       196,611      2,558,549
       20,454,453     16,985,255    (1,453,186)     1,318,671
       (2,344,985)    (1,814,739)      (92,951)       (92,599)
     ------------   ------------   -----------    -----------
       34,234,819     38,216,384    (1,349,526)     3,784,621
     ------------   ------------   -----------    -----------
       36,295,905     45,167,597      (107,848)     2,997,038
      221,330,485    176,162,888    15,288,973     12,291,935
     ------------   ------------   -----------    -----------
     $257,626,390   $221,330,485   $15,181,125    $15,288,973
     ============   ============   ===========    ===========

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                                LORD ABBETT                                 LAZARD
                                              BOND DEBENTURE                                MID-CAP
                                                SUBACCOUNT                                SUBACCOUNT
                                     ---------------------------------         ---------------------------------
                                     FOR THE YEAR         FOR THE YEAR         FOR THE YEAR         FOR THE YEAR
                                        ENDED                ENDED                ENDED                ENDED
                                     DECEMBER 31,         DECEMBER 31,         DECEMBER 31,         DECEMBER 31,
                                         2005                 2004                 2005                 2004
                                     ------------         ------------         ------------         ------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
 Net investment income (loss)......  $ 2,641,346          $ 1,452,372          $ 2,276,509          $  (215,887)
 Net realized gains (losses) from
  security transactions............      736,716              473,595              727,445              337,511
 Change in unrealized appreciation
  (depreciation) of investments....   (3,142,024)           2,365,888           (1,521,427)           1,973,271
                                     -----------          -----------          -----------          -----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................      236,038            4,291,855            1,482,527            2,094,895
                                     -----------          -----------          -----------          -----------
From capital transactions:
 Net premiums......................   11,811,726           15,731,828            2,484,497            4,748,912
 Redemptions.......................   (6,365,647)          (5,307,363)          (1,287,949)            (632,409)
                                     -----------          -----------          -----------          -----------
 Total net premiums
  (redemptions)....................    5,446,079           10,424,465            1,196,548            4,116,503
 Net Subaccount transfers..........    9,857,850           11,773,278              241,743            3,504,156
 Other net transfers...............     (471,101)            (296,184)            (144,413)            (213,343)
                                     -----------          -----------          -----------          -----------
 Net increase (decrease) in net
  assets resulting from capital
  transactions.....................   14,832,828           21,901,559            1,293,878            7,407,316
                                     -----------          -----------          -----------          -----------
NET CHANGE IN NET ASSETS...........   15,068,866           26,193,414            2,776,405            9,502,211
NET ASSETS -- BEGINNING OF
 PERIOD............................   73,819,376           47,625,962           21,208,753           11,706,542
                                     -----------          -----------          -----------          -----------
NET ASSETS -- END OF PERIOD........  $88,888,242          $73,819,376          $23,985,158          $21,208,753
                                     ===========          ===========          ===========          ===========

                                                  MET/AIM
                                             SMALL CAP GROWTH
                                                SUBACCOUNT
                                     ---------------------------------
                                     FOR THE YEAR         FOR THE YEAR
                                        ENDED                ENDED
                                     DECEMBER 31,         DECEMBER 31,
                                         2005                 2004
                                     ------------         ------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
 Net investment income (loss)......  $    96,942          $  (131,372)
 Net realized gains (losses) from
  security transactions............      591,463              215,569
 Change in unrealized appreciation
  (depreciation) of investments....       71,034              443,792
                                     -----------          -----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................      759,439              527,989
                                     -----------          -----------
From capital transactions:
 Net premiums......................    1,052,754            1,988,556
 Redemptions.......................     (769,553)            (487,094)
                                     -----------          -----------
 Total net premiums
  (redemptions)....................      283,201            1,501,462
 Net Subaccount transfers..........      (21,747)           1,098,026
 Other net transfers...............      (66,236)             (52,650)
                                     -----------          -----------
 Net increase (decrease) in net
  assets resulting from capital
  transactions.....................      195,218            2,546,838
                                     -----------          -----------
NET CHANGE IN NET ASSETS...........      954,657            3,074,827
NET ASSETS -- BEGINNING OF
 PERIOD............................   11,152,104            8,077,277
                                     -----------          -----------
NET ASSETS -- END OF PERIOD........  $12,106,761          $11,152,104
                                     ===========          ===========



                       See Notes to Financial Statements.

          HARRIS OAKMARK                     JANUS                    NEUBERGER BERMAN              OPPENHEIMER
           INTERNATIONAL               AGGRESSIVE GROWTH                 REAL ESTATE            CAPITAL APPRECIATION
            SUBACCOUNT                    SUBACCOUNT                     SUBACCOUNT                  SUBACCOUNT
    ---------------------------   ---------------------------   -----------------------------   --------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD      FOR THE PERIOD
       ENDED          ENDED          ENDED          ENDED          ENDED       MAY 3, 2004 TO      MAY 1, 2005 TO
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,        DECEMBER 31,
        2005           2004           2005           2004           2005            2004                2005
    ------------   ------------   ------------   ------------   ------------   --------------   --------------------
    $   166,671    $  (451,647)   $  (146,891)   $  (143,176)   $  (412,153)    $   554,374          $    6,323
      1,089,601        574,039        480,809        356,451        163,590               3               1,009
      7,781,268      6,858,135      1,027,923        479,378      5,484,238       1,425,318              24,462
    -----------    -----------    -----------    -----------    -----------     -----------          ----------
      9,037,540      6,980,527      1,361,841        692,653      5,235,675       1,979,695              31,794
    -----------    -----------    -----------    -----------    -----------     -----------          ----------
     13,829,135     14,256,995      1,300,716      1,579,238     17,355,519       6,153,551             607,696
     (3,101,335)    (1,409,121)    (1,086,190)      (719,475)    (1,743,121)       (251,376)             (9,226)
    -----------    -----------    -----------    -----------    -----------     -----------          ----------
     10,727,800     12,847,874        214,526        859,763     15,612,398       5,902,175             598,470
     19,825,063     16,900,864        106,071        (98,242)    17,281,950       8,838,921             619,655
       (478,755)      (117,263)       (37,973)       (50,958)      (118,217)          2,333                (268)
    -----------    -----------    -----------    -----------    -----------     -----------          ----------
     30,074,108     29,631,475        282,624        710,563     32,776,131      14,743,429           1,217,857
    -----------    -----------    -----------    -----------    -----------     -----------          ----------
     39,111,648     36,612,002      1,644,465      1,403,216     38,011,806      16,723,124           1,249,651
     52,523,310     15,911,308     11,042,031      9,638,815     16,723,124              --                  --
    -----------    -----------    -----------    -----------    -----------     -----------          ----------
    $91,634,958    $52,523,310    $12,686,496    $11,042,031    $54,734,930     $16,723,124          $1,249,651
    ===========    ===========    ===========    ===========    ===========     ===========          ==========

           AMERICAN FUNDS                AMERICAN FUNDS                AMERICAN FUNDS
               GROWTH                     GROWTH-INCOME          GLOBAL SMALL CAPITALIZATION
             SUBACCOUNT                    SUBACCOUNT                    SUBACCOUNT
     ---------------------------   ---------------------------   ---------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005           2004           2005           2004           2005           2004
     ------------   ------------   ------------   ------------   ------------   ------------
     $ (3,052,949)  $ (3,559,337)  $    547,127   $ (1,438,534)  $   (530,230)  $  (790,043)
        1,793,036        925,287      1,619,442        568,263      2,123,383     1,466,296
       52,316,038     30,891,580     10,420,693     20,512,531     16,991,715     8,684,580
     ------------   ------------   ------------   ------------   ------------   -----------
       51,056,125     28,257,530     12,587,262     19,642,260     18,584,868     9,360,833
     ------------   ------------   ------------   ------------   ------------   -----------
       49,795,350     62,247,095     36,270,689     44,206,735     12,661,019    15,028,388
      (21,144,158)   (14,075,048)   (17,608,090)   (12,060,344)    (4,463,127)   (3,057,518)
     ------------   ------------   ------------   ------------   ------------   -----------
       28,651,192     48,172,047     18,662,599     32,146,391      8,197,892    11,970,870
       28,039,135     39,958,248     15,325,919     37,375,237     17,578,398    10,218,155
       (2,244,858)    (1,297,968)    (2,108,216)    (1,701,490)      (521,383)     (243,833)
     ------------   ------------   ------------   ------------   ------------   -----------
       54,445,469     86,832,327     31,880,302     67,820,138     25,254,907    21,945,192
     ------------   ------------   ------------   ------------   ------------   -----------
      105,501,594    115,089,857     44,467,564     87,462,398     43,839,775    31,306,025
      312,819,697    197,729,840    266,272,411    178,810,013     65,210,742    33,904,717
     ------------   ------------   ------------   ------------   ------------   -----------
     $418,321,291   $312,819,697   $310,739,975   $266,272,411   $109,050,517   $65,210,742
     ============   ============   ============   ============   ============   ===========

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2005

1. BUSINESS

New England Variable Annuity Separate Account (the "Separate Account"), a separate account of New England Life Insurance Company ("NELICO"), was established by NELICO's Board of Directors on July 1, 1994 to support NELICO'S operations with respect to certain variable annuity contracts ("Contracts") in accordance with the regulations of the Delaware Insurance Department and is now operating in accordance with the regulations of the Commonwealth of Massachusetts Division of Insurance. NELICO is a direct wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"). The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "Act"). The Separate Account supports three variable annuity contracts: American Growth Series-I ("AGS-I"), American Growth Series ("AGS"), and American Forerunner Series ("AFS").

The Separate Account is divided into forty-nine Subaccounts that invest in shares of the corresponding portfolios or funds (with the same name) of the Metropolitan Fund, the Met Investors Fund, and the American Funds (collectively, the "Funds"). For convenience, the underlying portfolios or funds are referred to as "portfolios."

The assets of the Separate Account are registered in the name of NELICO. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from NELICO's other assets and liabilities. The portion of the Separate Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business NELICO may conduct.

The table below presents the Subaccounts within the Separate Account:

BlackRock Bond Income Subaccount
BlackRock Money Market Subaccount
Harris Oakmark Focused Value Subaccount
FI Value Leaders Subaccount
Loomis Sayles Small Cap Subaccount
Salomon Brothers U.S. Government Subaccount
Salomon Brothers Strategic Bond Opportunities Subaccount
MFS Total Return Subaccount(a)
BlackRock Legacy Large Cap Growth Subaccount
Davis Venture Value Subaccount
MFS Investors Trust Subaccount
Met/Putnam Voyager Subaccount(c)
Jennison Growth Subaccount(b)
FI International Stock Subaccount
BlackRock Strategic Value Subaccount
FI Mid Cap Opportunities Subaccount
Russell 2000 Index Subaccount
MetLife Stock Index Subaccount
Franklin Templeton Small Cap Growth Subaccount
Neuberger Berman Mid Cap Value Subaccount
Harris Oakmark Large Cap Value Subaccount
BlackRock Large Cap Value Subaccount
Lehman Brothers Aggregate Bond Index Subaccount
Morgan Stanley EAFE Index Subaccount
MetLife Mid Cap Stock Index Subaccount
BlackRock Investment Trust Subaccount
T. Rowe Price Large Cap Growth Subaccount(a)
T. Rowe Price Small Cap Growth Subaccount(a)
Oppenheimer Global Equity Subaccount(a)
BlackRock Aggressive Growth Subaccount(a)
BlackRock Diversified Subaccount(a)
MetLife Conservative Allocation Subaccount(b)
MetLife Conservative To Moderate Allocation Subaccount (b)
MetLife Moderate Allocation Subaccount (b)
MetLife Moderate to Aggressive Allocation Subaccount(b)
MetLife Aggressive Allocation Subaccount(b)
MFS Research International Subaccount
T. Rowe Price Mid-Cap Growth Subaccount
PIMCO Total Return Subaccount
RCM Global Technology Subaccount
Lord Abbett Bond Debenture Subaccount
Lazard Mid-Cap Subaccount
Met/AIM Small Cap Growth Subaccount
Harris Oakmark International Subaccount
Janus Aggressive Growth Subaccount
Neuberger Berman Real Estate Subaccount
Oppenheimer Capital Appreciation Subaccount(b)
American Funds Growth Subaccount
American Funds Growth-Income Subaccount
American Funds Global Small Capitalization Subaccount

(a) Operations commenced on May 3, 2004, for the six new Subaccounts added to the Separate Account on that date.

(b) Operations commenced on May 1, 2005, for the seven new Subaccounts added to the Separate Account on that date.

(c) This Subaccount will no longer be an available option within the Separate Account.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America for variable annuity separate accounts registered as unit investment trusts.

    A. VALUATION OF INVESTMENTS

    Investments are made in the portfolios of the Funds and are valued at the reported net asset values of these portfolios. The investments of the portfolios are valued at fair value. Money market portfolio investments are valued utilizing the amortized cost method of valuation.

    B. SECURITY TRANSACTIONS

    Purchases and sales are recorded on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date.

    C. FEDERAL INCOME TAXES

    The operations of the Separate Account are included in the Federal income tax return of NELICO, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, NELICO does not expect to incur Federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for Federal income taxes. NELICO will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributed to the contracts.

    D. USE OF ESTIMATES

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

    E. PURCHASE PAYMENTS

    Purchase payments received by NELICO are credited as accumulation units as of the end of the valuation period in which received as described in the prospectus.

    F. NET SUBACCOUNT AND NET OTHER TRANSFERS

    Transfers among the Subaccounts and the fixed fund of the general account are presented under the caption net subaccount transfers. Benefit payments and miscellaneous gains and losses are presented under the caption net other transfers.

3. EXPENSES

With respect to the assets in the Separate Account that support the Contracts, NELICO deducts a charge from the assets of the Separate Account for the assumption of mortality and expense risks as well as general administrative expenses. Although variable annuity payments differ according to the investment performance of the portfolios, they are not affected by mortality or expense experience because NELICO assumes the mortality and expense risks under the Contracts. The mortality risk assumed by NELICO has two elements, a life annuity mortality risk and, for deferred annuity contracts, a minimum death refund risk. The life annuity mortality risk results from a provision in the Contract in which NELICO agrees to make annuity payments regardless of how long a particular annuitant or other payee lives and how long all annuitants or other payees as a class live if payment options involving life contingencies are chosen. Those annuity payments are determined in accordance with annuity purchase rate provisions established at the time the Contracts are issued. Under deferred annuity Contracts, NELICO also assumes a minimum death refund risk by providing that there will be payable, on the death of the annuitant during the accumulation period, an amount equal to the greater of (1) a guaranteed amount equal to the aggregate

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

3. EXPENSES -- (CONTINUED)

purchase payments made, without interest, reduced by any partial surrender, and
(2) the value of the Contract as of the death valuation date. The guaranteed amount in (1) above is recalculated at the specific Contract anniversaries to determine whether a higher (but never a lower) guarantee will apply based on the Contract value at the time of recalculation. Certain of the Contracts offer optional death benefits that provide enhanced guaranteed death benefit amounts. Death proceeds are reduced by any outstanding Contract loan and, in certain states, by a premium tax charge. The expense risk assumed by NELICO is the risk that the deductions for sales and administrative expenses provided for in the variable annuity Contract may prove to be insufficient to cover the cost of those items.

NELICO charges the Separate Account for the mortality and expense risk NELICO assumes under the Contracts. Currently, the charges are made daily at an annual rate of 1.30% to 1.55% of the Separate Account assets attributable to the AGS individual variable annuity Contracts and 1.25% to 1.50% of the Separate Account assets attributable to the AGS-I individual variable annuity Contracts, depending on the subaccounts selected. Currently, the charges are made daily at an annual rate of 1.15% to 2.20% of the Separate Account assets attributable to the AFS individual variable annuity Contracts, depending on the class of Contract, subaccount selected, and the death benefit option selected. NELICO also imposes an administration asset charge at an annual rate of .10% of the Separate Account assets attributable to AGS-I and AGS as well as an annual administration Contract charge of $30 per contract deducted from the Contract value in the Separate Account for the AGS-I and AGS Contract (though not to exceed 2% of the total Contract value). The $30 administrative charge is waived on AGS-I and AGS Contracts if the Contract value is at least $50,000 or if net deposits made during the year exceed $1,000 and the Contract value is at least $25,000. There is an annual Contract administrative fee of $30 per Contract year, deducted from the contract value in the Separate Account for AFS Contracts. This fee is waived on AFS Contracts if the contract value is at least $50,000. A premium tax charge applies to the Contracts in certain states.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

4. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and the proceeds from the sales of investments for the year ended December 31, 2005 were as follows:

                                                              PURCHASES     SALES
                                                              ---------    --------
                                                                 (IN THOUSANDS)
BlackRock Bond Income Subaccount............................  $ 29,565     $ 21,258
BlackRock Money Market Subaccount...........................    39,963       48,302
Harris Oakmark Focused Value Subaccount.....................    29,762       39,567
FI Value Leaders Subaccount.................................     6,120       18,438
Loomis Sayles Small Cap Subaccount..........................    11,677       19,979
Salomon Brothers U.S. Government Subaccount.................    33,081       17,820
Salomon Brothers Strategic Bond Opportunities Subaccount....    35,129       16,827
MFS Total Return Subaccount.................................    15,894       12,246
BlackRock Legacy Large Cap Growth Subaccount................     5,503       39,215
Davis Venture Value Subaccount..............................    57,595       51,260
MFS Investors Trust Subaccount..............................     1,325        6,712
Met/Putnam Voyager Subaccount(a)............................       300       12,689
Jennison Growth Subaccount(b)...............................    12,436        1,763
FI International Stock Subaccount...........................    12,136       15,179
BlackRock Strategic Value Subaccount........................    28,987       26,459
FI Mid Cap Opportunities Subaccount.........................     2,150        4,048
Russell 2000 Index Subaccount...............................    10,187        6,067
MetLife Stock Index Subaccount..............................    10,010        8,420
Franklin Templeton Small Cap Growth Subaccount..............     5,763        2,688
Neuberger Berman Mid Cap Value Subaccount...................    31,222        5,089
Harris Oakmark Large Cap Value Subaccount...................    18,591        5,906
BlackRock Large Cap Value Subaccount........................     6,674        3,356
Lehman Brothers Aggregate Bond Index Subaccount.............    17,170        6,827
Morgan Stanley EAFE Index Subaccount........................     7,846        3,298
MetLife Mid Cap Stock Index Subaccount......................     9,442        4,038
BlackRock Investment Trust Subaccount.......................     1,621        2,230
T. Rowe Price Large Cap Growth Subaccount...................    15,125          122
T. Rowe Price Small Cap Growth Subaccount...................     3,270          159
Oppenheimer Global Equity Subaccount........................     5,196          132
BlackRock Aggressive Growth Subaccount......................     1,911          263
BlackRock Diversified Subaccount............................     2,222          337
MetLife Conservative Allocation Subaccount(b)...............     2,299          286
MetLife Conservative to Moderate Allocation Subaccount(b)...    10,225          283
MetLife Moderate Allocation Subaccount(b)...................    28,535          563
MetLife Moderate to Aggressive Allocation Subaccount(b).....    21,871          210
MetLife Aggressive Allocation Subaccount(b).................     3,104        1,364
MFS Research International Subaccount.......................    10,961        2,415
T. Rowe Price Mid-Cap Growth Subaccount.....................    14,391        2,985
PIMCO Total Return Subaccount...............................    40,689        8,050
RCM Global Technology Subaccount............................     1,570        3,002
Lord Abbett Bond Debenture Subaccount.......................    21,649        4,175
Lazard Mid-Cap Subaccount...................................     6,039        2,469
Met/AIM Small Cap Growth Subaccount.........................     2,353        2,061
Harris Oakmark International Subaccount.....................    33,106        2,862
Janus Aggressive Growth Subaccount..........................     1,836        1,700
Neuberger Berman Real Estate Subaccount.....................    32,965          602
Oppenheimer Capital Appreciation Subaccount(b)..............     1,244           20
American Funds Growth Subaccount............................    60,540        9,151
American Funds Growth-Income Subaccount.....................    41,453        9,027
American Funds Global Small Capitalization Subaccount.......    29,346        4,622
                                                              --------     --------
Total.......................................................  $832,049     $456,541
                                                              ========     ========

(a) For the Period January 1, 2005 to April 30, 2005

(b) For the Period May 1, 2005 to December 31, 2005

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS

5. CHANGES IN OUTSTANDING UNITS

The changes in units outstanding for the years ended December 31, 2005, 2004, 2003, 2002 and 2001 were as follows:

                                                       BLACKROCK     BLACKROCK     HARRIS OAKMARK        FI         LOOMIS SAYLES
                                                      BOND INCOME   MONEY MARKET   FOCUSED VALUE    VALUE LEADERS     SMALL CAP
                                                      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                      -----------   ------------   --------------   -------------   -------------
(IN THOUSANDS)
Outstanding at December 31, 2004....................     44,993        50,349          95,575           37,898          50,287
Activity 2005:
 Issued.............................................      7,734        29,570          12,084            2,792           5,572
 Redeemed...........................................     (7,509)      (33,832)        (14,428)          (7,177)         (8,514)
                                                        -------       -------         -------          -------         -------
Outstanding at December 31, 2005....................     45,218        46,087          93,231           33,513          47,345
                                                        =======       =======         =======          =======         =======
Outstanding at December 31, 2003....................     45,291        60,533          87,715           43,099          51,558
Activity 2004:
 Issued.............................................      9,388        39,384          21,875            3,098           6,718
 Redeemed...........................................     (9,686)      (49,568)        (14,015)          (8,299)         (7,989)
                                                        -------       -------         -------          -------         -------
Outstanding at December 31, 2004....................     44,993        50,349          95,575           37,898          50,287
                                                        =======       =======         =======          =======         =======
Outstanding at December 31, 2002....................     41,590        69,741          69,108           48,994          51,595
Activity 2003:
 Issued.............................................     14,586        72,157          30,214            3,945           9,153
 Redeemed...........................................    (10,885)      (81,365)        (11,607)          (9,840)         (9,190)
                                                        -------       -------         -------          -------         -------
Outstanding at December 31, 2003....................     45,291        60,533          87,715           43,099          51,558
                                                        =======       =======         =======          =======         =======
Outstanding at December 31, 2001....................     33,599        53,150          48,535           61,754          59,538
Activity 2002:
 Issued.............................................     16,247        78,734          34,965            4,582           8,327
 Redeemed...........................................     (8,256)      (62,143)        (14,392)         (17,342)        (16,270)
                                                        -------       -------         -------          -------         -------
Outstanding at December 31, 2002....................     41,590        69,741          69,108           48,994          51,595
                                                        =======       =======         =======          =======         =======
Outstanding at December 31, 2000....................     26,739        34,753          27,369           70,346          66,265
Activity 2001:
 Issued.............................................     14,330        64,138          30,565            8,763          11,588
 Redeemed...........................................     (7,470)      (45,741)         (9,399)         (17,355)        (18,315)
                                                        -------       -------         -------          -------         -------
Outstanding at December 31, 2001....................     33,599        53,150          48,535           61,754          59,538
                                                        =======       =======         =======          =======         =======

(a) For the Period January 1, 2005 to April 30, 2005

(b) For the period May 1, 2005 to December 31, 2005

    SALOMON BROTHERS         SALOMON BROTHERS              MFS           BLACKROCK       DAVIS VENTURE   MSF INVESTORS
    U.S. GOVERNMENT    STRATEGIC BOND OPPORTUNITIES    TOTAL RETURN   LARGE CAP GROWTH       VALUE           TRUST
       SUBACCOUNT               SUBACCOUNT              SUBACCOUNT       SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
    ----------------   -----------------------------   ------------   ----------------   -------------   -------------
         82,913                    75,594                 11,708           78,255           136,907          45,689
         22,713                    19,112                  4,296            4,173            23,520           1,716
        (14,609)                  (12,739)                (1,892)         (16,666)          (20,227)         (8,046)
        -------                   -------                -------           ------           -------         -------
         91,017                    81,967                 14,112           65,762           140,200          39,359
        =======                   =======                =======           ======           =======         =======
         79,759                    66,823                     --           86,958           127,927          22,385
         22,312                    25,296                 14,489            8,196            27,531          31,767
        (19,158)                  (16,525)                (2,781)         (16,899)          (18,551)         (8,463)
        -------                   -------                -------           ------           -------         -------
         82,913                    75,594                 11,708           78,255           136,907          45,689
        =======                   =======                =======           ======           =======         =======
         72,909                    49,553                     --           93,010           120,501          19,806
         35,806                    31,063                     --           14,761            27,154           7,217
        (28,956)                  (13,793)                    --          (20,813)          (19,728)         (4,638)
        -------                   -------                -------           ------           -------         -------
         79,759                    66,823                     --           86,958           127,927          22,385
        =======                   =======                =======           ======           =======         =======
         43,266                    44,975                     --          109,828           121,855          18,771
         42,389                    14,923                     --           14,578            27,213           6,521
        (12,746)                  (10,345)                    --          (31,396)          (28,567)         (5,486)
        -------                   -------                -------           ------           -------         -------
         72,909                    49,553                     --           93,010           120,501          19,806
        =======                   =======                =======           ======           =======         =======
         28,212                    42,019                     --          118,611           118,785          14,955
         24,819                    12,547                     --           23,276            30,204          26,842
         (9,765)                   (9,591)                    --          (32,059)          (27,134)        (23,026)
        -------                   -------                -------           ------           -------         -------
         43,266                    44,975                     --          109,828           121,855          18,771
        =======                   =======                =======           ======           =======         =======

      MET/PUTNAM
        VOYAGER
     SUBACCOUNT(A)
     -------------
         30,284
            831
        (31,115)
        -------
             --
        =======
         33,487
          3,529
         (6,732)
        -------
         30,284
        =======
         30,822
         12,919
        (10,254)
        -------
         33,487
        =======
         28,544
         14,434
        (12,156)
        -------
         30,822
        =======
         15,758
         78,373
        (65,587)
        -------
         28,544
        =======

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5. CHANGES IN OUTSTANDING UNITS -- (CONTINUED)


The changes in units outstanding for the years ended December 31, 2004, 2003, 2002 and 2001 were as follows:

                                               JENNISON              FI               BLACKROCK       FI MID CAP     RUSSELL 2000
                                                GROWTH       INTERNATIONAL STOCK   STRATEGIC VALUE   OPPORTUNITIES      INDEX
                                             SUBACCOUNT(B)       SUBACCOUNT          SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
                                             -------------   -------------------   ---------------   -------------   ------------
(IN THOUSANDS)
Outstanding at December 31, 2004...........         --              67,546             109,834          16,500          33,537
Activity 2005:
 Issued....................................     30,629              11,115              14,474           2,249           8,523
 Redeemed..................................     (3,999)            (12,432)            (18,801)         (3,173)         (6,791)
                                                ------             -------             -------          ------          ------
Outstanding at December 31, 2005...........     26,630              66,229             105,507          15,576          35,269
                                                ======             =======             =======          ======          ======
Outstanding at December 31, 2003...........         --              70,847              88,950           8,400          24,725
Activity 2004:
 Issued....................................         --              10,458              36,452          11,054          15,080
 Redeemed..................................         --             (13,759)            (15,568)         (2,954)         (6,268)
                                                ------             -------             -------          ------          ------
Outstanding at December 31, 2004...........         --              67,546             109,834          16,500          33,537
                                                ======             =======             =======          ======          ======
Outstanding at December 31, 2002...........         --              63,481              62,270           7,213          12,285
Activity 2003:
 Issued....................................         --              46,597              40,405           3,504          16,432
 Redeemed..................................         --             (39,231)            (13,725)         (2,317)         (3,992)
                                                ------             -------             -------          ------          ------
Outstanding at December 31, 2003...........         --              70,847              88,950           8,400          24,725
                                                ======             =======             =======          ======          ======
Outstanding at December 31, 2001...........         --              58,910              25,355           6,391           5,136
Activity 2002:
 Issued....................................         --              50,660              50,130           5,124          10,069
 Redeemed..................................         --             (46,089)            (13,215)         (4,302)         (2,920)
                                                ------             -------             -------          ------          ------
Outstanding at December 31, 2002...........         --              63,481              62,270           7,213          12,285
                                                ======             =======             =======          ======          ======
Outstanding at December 31, 2000...........         --              58,501                  --              --              --
Activity 2001:
 Issued....................................         --              54,104              30,519           8,521           6,277
 Redeemed..................................         --             (53,695)             (5,164)         (2,130)         (1,141)
                                                ------             -------             -------          ------          ------
Outstanding at December 31, 2001...........         --              58,910              25,355           6,391           5,136
                                                ======             =======             =======          ======          ======

(a) For the Period January 1, 2005 to April 30, 2005

(b) For the period May 1, 2005 to December 31, 2005

    METLIFE STOCK   FRANKLIN TEMPLETON   NEUBERGER BERMAN   HARRIS OAKMARK    BLACKROCK LEGACY     LEHMAN BROTHERS
        INDEX        SMALL CAP GROWTH     MID CAP VALUE     LARGE CAP VALUE   LARGE CAP VALUE    AGGREGATE BOND INDEX
     SUBACCOUNT         SUBACCOUNT          SUBACCOUNT        SUBACCOUNT         SUBACCOUNT           SUBACCOUNT
    -------------   ------------------   ----------------   ---------------   ----------------   --------------------
       22,996             28,526              24,917            43,080             19,190               57,321
        4,370              7,550              15,148            17,685              6,365               17,105
       (3,935)            (4,927)             (5,508)           (7,395)            (3,645)             (10,474)
       ------             ------              ------            ------             ------               ------
       23,431             31,149              34,557            53,370             21,910               63,952
       ======             ======              ======            ======             ======               ======
       18,668             23,037              12,944            28,297              8,101               51,282
        7,472              9,810              15,061            20,183             13,276               19,326
       (3,144)            (4,321)             (3,088)           (5,400)            (2,187)             (13,287)
       ------             ------              ------            ------             ------               ------
       22,996             28,526              24,917            43,080             19,190               57,321
       ======             ======              ======            ======             ======               ======
       11,103             13,799               6,309             7,146              2,161               31,759
        9,831             13,617               9,117            24,391              7,100               33,238
       (2,266)            (4,379)             (2,482)           (3,240)            (1,160)             (13,715)
       ------             ------              ------            ------             ------               ------
       18,668             23,037              12,944            28,297              8,101               51,282
       ======             ======              ======            ======             ======               ======
        4,014              4,504               1,361                --                 --               12,364
        9,296             12,906               6,975             8,278              2,465               24,890
       (2,207)            (3,611)             (2,027)           (1,132)              (304)              (5,495)
       ------             ------              ------            ------             ------               ------
       11,103             13,799               6,309             7,146              2,161               31,759
       ======             ======              ======            ======             ======               ======
           --                 --                  --                --                 --                   --
        4,799              4,995               1,560                --                 --               15,556
         (785)              (491)               (199)               --                 --               (3,192)
       ------             ------              ------            ------             ------               ------
        4,014              4,504               1,361                --                 --               12,364
       ======             ======              ======            ======             ======               ======

     MORGAN STANLEY
       EAFE INDEX
       SUBACCOUNT
     --------------
         35,846
          9,377
         (5,355)
         ------
         39,868
         ======
         25,459
         16,199
         (5,812)
         ------
         35,846
         ======
         12,329
         25,386
        (12,256)
         ------
         25,459
         ======
          4,168
         12,334
         (4,173)
         ------
         12,329
         ======
             --
          5,301
         (1,133)
         ------
          4,168
         ======

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5. CHANGES IN OUTSTANDING UNITS -- (CONTINUED)


The changes in units outstanding for the years ended December 31, 2004, 2003, 2002 and 2001 were as follows:

                                         METLIFE MID CAP      BLACKROCK        T. ROWE PRICE      T. ROWE PRICE      OPPENHEIMER
                                           STOCK INDEX     INVESTMENT TRUST   LARGE CAP GROWTH   SMALL CAP GROWTH   GLOBAL EQUITY
                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT       SUBACCOUNT
                                         ---------------   ----------------   ----------------   ----------------   -------------
(IN THOUSANDS)
Outstanding at December 31, 2004.......      29,833             2,691               4,693               640               48
Activity 2005:
 Issued................................       7,992               368              13,619             2,615              354
 Redeemed..............................      (5,262)             (440)             (1,000)             (282)             (26)
                                             ------             -----              ------             -----              ---
Outstanding at December 31, 2005.......      32,563             2,619              17,312             2,973              376
                                             ======             =====              ======             =====              ===
Outstanding at December 31, 2003.......      23,561             2,209                  --                --               --
Activity 2004:
 Issued................................      11,122               840               4,881               691               50
 Redeemed..............................      (4,850)             (358)               (188)              (51)              (2)
                                             ------             -----              ------             -----              ---
Outstanding at December 31, 2004.......      29,833             2,691               4,693               640               48
                                             ======             =====              ======             =====              ===
Outstanding at December 31, 2002.......      12,371             1,335                  --                --               --
Activity 2003:
 Issued................................      14,336             1,311                  --                --               --
 Redeemed..............................      (3,146)             (437)                 --                --               --
                                             ------             -----              ------             -----              ---
Outstanding at December 31, 2003.......      23,561             2,209                  --                --               --
                                             ======             =====              ======             =====              ===
Outstanding at December 31, 2001.......       4,234               412                  --                --               --
Activity 2002:
 Issued................................      12,151             1,202                  --                --               --
 Redeemed..............................      (4,014)             (279)                 --                --               --
                                             ------             -----              ------             -----              ---
Outstanding at December 31, 2002.......      12,371             1,335                  --                --               --
                                             ======             =====              ======             =====              ===
Outstanding at December 31, 2000.......          --                --                  --                --               --
Activity 2001:
 Issued................................       8,631               444                  --                --               --
 Redeemed..............................      (4,397)              (32)                 --                --               --
                                             ------             -----              ------             -----              ---
Outstanding at December 31, 2001.......       4,234               412                  --                --               --
                                             ======             =====              ======             =====              ===

(a) For the Period January 1, 2005 to April 30, 2005

(b) For the period May 1, 2005 to December 31, 2005

        BLACKROCK        BLACKROCK    METLIFE CONSERVATIVE    METLIFE CONSERVATIVE    METLIFE MODERATE       METLIFE MODERATE
    AGGRESSIVE GROWTH   DIVERSIFIED        ALLOCATION        TO MODERATE ALLOCATION      ALLOCATION      TO AGGRESSIVE ALLOCATION
       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT(B)           SUBACCOUNT(B)         SUBACCOUNT(B)          SUBACCOUNT(B)
    -----------------   -----------   --------------------   ----------------------   ----------------   ------------------------
            24               62                --                       --                    --                     --
            56               64               224                    1,002                 2,823                  2,100
           (12)             (14)              (28)                     (44)                 (178)                   (72)
           ---              ---               ---                    -----                 -----                  -----
            68              112               196                      958                 2,645                  2,028
           ===              ===               ===                    =====                 =====                  =====
            --               --                --                       --                    --                     --
            25               64                --                       --                    --                     --
            (1)              (2)               --                       --                    --                     --
           ---              ---               ---                    -----                 -----                  -----
            24               62                --                       --                    --                     --
           ===              ===               ===                    =====                 =====                  =====
            --               --                --                       --                    --                     --
            --               --                --                       --                    --                     --
            --               --                --                       --                    --                     --
           ---              ---               ---                    -----                 -----                  -----
            --               --                --                       --                    --                     --
           ===              ===               ===                    =====                 =====                  =====
            --               --                --                       --                    --                     --
            --               --                --                       --                    --                     --
            --               --                --                       --                    --                     --
           ---              ---               ---                    -----                 -----                  -----
            --               --                --                       --                    --                     --
           ===              ===               ===                    =====                 =====                  =====
            --               --                --                       --                    --                     --
            --               --                --                       --                    --                     --
            --               --                --                       --                    --                     --
           ---              ---               ---                    -----                 -----                  -----
            --               --                --                       --                    --                     --
           ===              ===               ===                    =====                 =====                  =====

     METLIFE AGGRESSIVE   MFS RESEARCH
         ALLOCATION       INTERNATIONAL
       SUBACCOUNT(B)       SUBACCOUNT
     ------------------   -------------
              --             28,192
             289             10,336
            (128)            (4,288)
            ----             ------
             161             34,240
            ====             ======
              --             20,694
              --             11,234
              --             (3,736)
            ----             ------
              --             28,192
            ====             ======
              --              9,959
              --             16,268
              --             (5,533)
            ----             ------
              --             20,694
            ====             ======
              --              1,919
              --              9,783
              --             (1,743)
            ----             ------
              --              9,959
            ====             ======
              --                 --
              --              2,103
              --               (184)
            ----             ------
              --              1,919
            ====             ======

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5. CHANGES IN OUTSTANDING UNITS -- (CONTINUED)


The changes in units outstanding for the years ended December 31, 2004, 2003, 2002 and 2001 were as follows:

                                                         T. ROWE PRICE       PIMCO       RCM GLOBAL    LORD ABBETT       LAZARD
                                                         MID-CAP GROWTH   TOTAL RETURN   TECHNOLOGY   BOND DEBENTURE    MID-CAP
                                                           SUBACCOUNT      SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                         --------------   ------------   ----------   --------------   ----------
(IN THOUSANDS)
Outstanding at December 31, 2004.......................      54,970         182,735        35,119         43,720         15,605
Activity 2005:
 Issued................................................      23,590          51,204         5,528         16,461          3,946
 Redeemed..............................................      (8,757)        (23,118)       (8,818)        (7,652)        (3,002)
                                                             ------         -------       -------         ------         ------
Outstanding at December 31, 2005.......................      69,803         210,821        31,829         52,529         16,549
                                                             ======         =======       =======         ======         ======
Outstanding at December 31, 2003.......................      30,181         150,686        26,679         30,138          9,721
Activity 2004:
 Issued................................................      31,745          60,839        18,517         21,533          7,968
 Redeemed..............................................      (6,956)        (28,790)      (10,077)        (7,951)        (2,084)
                                                             ------         -------       -------         ------         ------
Outstanding at December 31, 2004.......................      54,970         182,735        35,119         43,720         15,605
                                                             ======         =======       =======         ======         ======
Outstanding at December 31, 2002.......................      13,146          85,503         9,468         10,930          2,044
Activity 2003:
 Issued................................................      21,154          96,819        23,617         23,386          8,669
 Redeemed..............................................      (4,119)        (31,636)       (6,406)        (4,178)          (992)
                                                             ------         -------       -------         ------         ------
Outstanding at December 31, 2003.......................      30,181         150,686        26,679         30,138          9,721
                                                             ======         =======       =======         ======         ======
Outstanding at December 31, 2001.......................       3,695          15,505         3,963          2,365             --
Activity 2002:
 Issued................................................      12,150          81,046        11,733         10,131          2,344
 Redeemed..............................................      (2,699)        (11,048)       (6,228)        (1,566)          (300)
                                                             ------         -------       -------         ------         ------
Outstanding at December 31, 2002.......................      13,146          85,503         9,468         10,930          2,044
                                                             ======         =======       =======         ======         ======
Outstanding at December 31, 2000.......................          --              --            --             --             --
Activity 2001:
 Issued................................................       4,099          16,304         4,897          2,701             --
 Redeemed..............................................        (404)           (799)         (934)          (336)            --
                                                             ------         -------       -------         ------         ------
Outstanding at December 31, 2001.......................       3,695          15,505         3,963          2,365             --
                                                             ======         =======       =======         ======         ======

(a) For the Period January 1, 2005 to April 30, 2005

(b) For the period May 1, 2005 to December 31, 2005


        MET/AIM        HARRIS OAKMARK         JANUS          NEUBERGER BERMAN     OPPENHEIMER CAPITAL    AMERICAN FUNDS
    SMALL CAP GROWTH   INTERNATIONAL    AGGRESSIVE GROWTH       REAL ESTATE          APPRECIATION            GROWTH
       SUBACCOUNT        SUBACCOUNT        SUBACCOUNT           SUBACCOUNT          SUBACCOUNT (B)         SUBACCOUNT
    ----------------   --------------   -----------------    ----------------     -------------------    --------------
          9,147            37,453            15,257                1,303                   --                25,525
          2,238            25,955             3,570                2,924                  155                 7,121
         (2,091)           (5,413)           (3,189)                (413)                 (10)               (2,835)
         ------            ------            ------                -----                  ---                ------
          9,294            57,995            15,638                3,814                  145                29,811
         ======            ======            ======                =====                  ===                ======
          6,954            13,499            14,238                   --                   --                17,878
          3,353            27,741             4,444                1,350                   --                 9,860
         (1,160)           (3,787)           (3,425)                 (47)                  --                (2,213)
         ------            ------            ------                -----                  ---                ------
          9,147            37,453            15,257                1,303                   --                25,525
         ======            ======            ======                =====                  ===                ======
          2,251               828             9,888                   --                   --                 8,788
          5,597            14,951            18,160                   --                   --                10,959
           (894)           (2,280)          (13,810)                  --                   --                (1,869)
         ------            ------            ------                -----                  ---                ------
          6,954            13,499            14,238                   --                   --                17,878
         ======            ======            ======                =====                  ===                ======
             --                --             3,620                   --                   --                 2,134
          2,420               989             8,375                   --                   --                 7,844
           (169)             (161)           (2,107)                  --                   --                (1,190)
         ------            ------            ------                -----                  ---                ------
          2,251               828             9,888                   --                   --                 8,788
         ======            ======            ======                =====                  ===                ======
             --                --                --                   --                   --                    --
             --                --             3,908                   --                   --                 2,430
             --                --              (288)                  --                   --                  (296)
         ------            ------            ------                -----                  ---                ------
             --                --             3,620                   --                   --                 2,134
         ======            ======            ======                =====                  ===                ======

       AMERICAN
         FUNDS             AMERICAN FUNDS
     GROWTH-INCOME   GLOBAL SMALL CAPITALIZATION
      SUBACCOUNT             SUBACCOUNT
     -------------   ---------------------------
        28,521                 33,865
         6,863                 18,205
        (3,486)                (6,128)
        ------                 ------
        31,898                 45,942
        ======                 ======
        20,819                 20,950
        10,524                 18,672
        (2,822)                (5,757)
        ------                 ------
        28,521                 33,865
        ======                 ======
        10,667                 11,246
        12,200                 15,889
        (2,048)                (6,185)
        ------                 ------
        20,819                 20,950
        ======                 ======
         2,993                  2,562
         9,367                 10,538
        (1,693)                (1,854)
        ------                 ------
        10,667                 11,246
        ======                 ======
            --                     --
         3,387                  2,887
          (394)                  (325)
        ------                 ------
         2,993                  2,562
        ======                 ======

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

6. UNIT VALUES

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the five years ended December 31, 2005, 2004, 2003, 2002 and 2001, or lesser time period, if applicable.

                                               BLACKROCK        BLACKROCK      HARRIS OAKMARK       FI VALUE       LOOMIS SAYLES
                                              BOND INCOME      MONEY MARKET     FOCUSED VALUE        LEADERS         SMALL CAP
                                               SUBACCOUNT       SUBACCOUNT       SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                             --------------   --------------   ---------------   ---------------   --------------
2005
Units (In Thousands).......................          45,218          46,087            93,231            33,513            47,345
Unit Fair Value, Lowest to Highest(1)......  $3.78 to $4.83   $1.85 to $2.37   $3.20 to $3.73    $2.55 to $2.95    $2.54 to $2.90
Net Assets (In Thousands)..................  $      209,883   $     104,054    $      339,523    $       97,295    $      135,073
Investment Income Ratio to Net Assets(2)...            5.07%           2.65%             1.06%             1.12%             1.21%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(3)..............   1.15% to 2.20%  1.15% to 2.20%    1.15% to 2.20%    1.15% to 2.20%    1.15% to 2.20%
Total Return, Lowest to Highest(4).........     -0.06% to 1%     0.41% to 2%          7% to 9%          8% to 9%          4% to 6%
2004
Units (In Thousands).......................          44,993          50,349            95,575            37,898            50,287
Unit Fair Value, Lowest to Highest(1)......  $ 3.78 to 4.78   $1.85 to $2.33   $3.04 to $3.43    $2.39 to $2.70    $2.45 to $2.75
Net Assets (In Thousands)..................  $      207,437   $     112,383    $      321,835    $      100,975    $      136,250
Investment Income Ratio to Net Assets(2)...            5.76%           0.79%             1.07%             1.28%             0.00%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(3)..............   1.15% to 2.20%  1.15% to 2.20%    1.15% to 2.20%    1.15% to 2.20%    1.15% to 2.20%
Total Return, Lowest to Highest(4).........         2% to 3%   -1% to -0.37%          7% to 9%        11% to 12%        14% to 15%
2003
Units (In Thousands).......................          45,291          60,533            87,715            43,099            51,558
Unit Fair Value, Lowest to Highest(1)......  $3.71 to $4.64   $1.87 to $2.34   $2.83 to $3.16    $2.15 to $2.40    $2.16 to $2.39
Net Assets (In Thousands)..................  $      203,909   $     136,176    $      273,122    $      102,454    $      121,881
Investment Income Ratio to Net Assets(2)...            3.08%           0.73%             0.11%             0.72%             0.00%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(3)..............   1.15% to 2.20%  1.15% to 2.20%    1.15% to 2.20%    1.15% to 2.20%    1.15% to 2.20%
Total Return, Lowest to Highest(4).........         1% to 4%      -2% to -1%        27% to 31%        22% to 25%        30% to 35%
2002
Units (In Thousands).......................          41,590          69,741            69,108            48,994            51,595
Unit Fair Value, Lowest to Highest(1)......  $3.66 to $4.44   $1.94 to $2.35   $2.20 to $2.42    $1.75 to $1.92    $1.63 to $1.77
Net Assets (In Thousands)..................  $      181,150   $     159,444    $      164,783    $       93,057    $       90,703
Investment Income Ratio to Net Assets(2)...            4.54%           1.31%             0.20%             0.92%             0.11%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(3)..............   1.15% to 2.45%  1.15% to 2.45%    1.15% to 2.45%    1.15% to 2.45%    1.15% to 2.45%
Total Return, Lowest to Highest(4).........         6% to 7%       -1% to 0%      -11% to -10%      -21% to -20%              -23%
2001
Units (In Thousands).......................          33,599          53,150            48,535            61,754            59,538
Unit Fair Value, Lowest to Highest(1)......  $3.46 to $4.15   $1.96 to $2.35   $2.47 to $2.69    $2.22 to $2.41    $2.13 to $2.29
Net Assets (In Thousands)..................  $      138,063   $     123,089    $      129,180    $      147,774    $      135,409
Investment Income Ratio to Net Assets(2)...             8.0%            3.6%              0.5%              0.9%              7.3%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(3)..............   1.15% to 1.85%  1.15% to 1.85%    1.15% to 1.85%    1.15% to 1.86%    1.15% to 1.85%
Total Return, Lowest to Highest(4).........         3% to 7%        0% to 3%         4% to 26%       -15% to -9%       -10% to -5%

(1) NELICO sells a number of variable annuity products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Subaccount from the underlying portfolios, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges or asset-based insurance charges that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying portfolio in which the Subaccount invests.

(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges or asset-based insurance charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.

(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(a)  For the Period January 1, 2005 to April 30, 2005

(b)  For the period May 1, 2005 to December 31, 2005

    SALOMON BROTHERS    SALOMON BROTHERS STRATEGIC       MFS TOTAL      BLACKROCK LEGACY    DAVIS VENTURE    MSF INVESTORS
    U.S. GOVERNMENT         BOND OPPORTUNITIES            RETURN        LARGE CAP GROWTH        VALUE            TRUST
       SUBACCOUNT               SUBACCOUNT              SUBACCOUNT         SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
    ----------------   ----------------------------   ---------------   ----------------   ---------------   --------------
             91,017                   81,967                   14,112            65,762           140,200           39,359
     $1.44 to $1.64           $1.83 to $2.08          $3.49 to $42.14    $2.45 to $2.77    $3.05 to $3.47    $.86 to $9.14
     $      146,026           $      166,715          $       104,828    $      180,038    $      477,063    $      36,763
               3.14%                    4.94%                    2.66%             0.37%             0.60%            0.38%
      1.15% to 2.20%           1.15% to 2.20%           1.15% to 2.20%    1.15% to 2.20%    1.15% to 2.20%   1.15% to 2.20%
        -1% to .042%              0.34% to 2%                 1% to 2%          4% to 6%          8% to 9%         5% to 6%
             82,913                   75,594                   11,708            78,255           136,907           45,689
     $1.47 to $1.63           $1.84 to $2.05          $         41.49    $2.36 to $2.63    $2.86 to $3.18    $0.82 to $0.87
     $      132,938           $      151,993          $       100,941    $      203,136    $      429,391    $      39,775
               2.18%                    3.00%                    0.00%             0.00%             0.55%            0.32%
      1.15% to 2.20%           1.15% to 2.20%           1.15% to 2.20%    1.15% to 2.20%    1.15% to 2.20%   1.15% to 2.20%
            1% to 2%                 4% to 5%                 8% to 9%          6% to 7%        10% to 11%        9% to 10%
             79,759                   66,823                       --            86,958           127,927           22,385
     $1.46 to $1.61           $1.77 to $1.94                       --    $2.22 to $2.45    $2.61 to $2.87    $0.75 to $0.79
     $      126,215           $      128,147          $            --    $      210,554    $      363,051    $      17,582
               1.71%                    1.89%                      --              0.05%             0.34%            0.28%
      1.15% to 2.20%           1.15% to 2.20%                      --     1.15% to 2.20%    1.15% to 2.20%   1.15% to 2.20%
           -1% to 0%                4% to 11%                      --         23% to 33%        25% to 29%       16% to 20%
             72,909                   49,553                       --            93,010           120,501           19,806
     $1.48 to $1.60           $1.62 to $1.75                       --    $1.70 to $1.83    $2.06 to $2.22    $0.64 to $0.66
     $      115,249           $       85,879          $            --    $      169,121    $      265,311    $      12,979
               4.16%                    6.88%                      --              0.00%             0.88%            0.45%
      1.35% to 1.40%           1.35% to 1.40%                      --     1.15% to 2.45%    1.15% to 2.45%   1.15% to 2.45%
            5% to 6%                 7% to 8%                      --       -35% to -34%      -18% to -17%     -26% to -21%
             43,266                   44,975                       --           109,828           121,855           18,771
     $1.41 to $1.50           $1.51 to $1.62                       --    $2.60 to $2.78    $2.52 to $2.69    $0.81 to $0.84
     $       64,481           $       72,204          $            --    $      303,228    $      325,852    $      15,612
                5.7%                     6.9%                      --               6.1%             10.4%             0.4%
      1.15% to 1.85%           1.15% to 1.85%                      --     1.15% to 1.85%    1.15% to 1.85%   1.15% to 1.85%
            3% to 5%                 2% to 5%                      --        -13% to -9%       -12% to -5%      -17% to -7%

       MET/PUTNAM
        VOYAGER
     SUBACCOUNT(A)
     --------------
                 --
                 --
     $           --
               0.39%
      1.15% to 2.20%
                 -8%
             30,284
     $0.42 to $0.45
     $       13,424
               0.06%
      1.15% to 2.20%
            2% to 3%
             33,487
     $0.42 to $0.43
     $       14,356
               0.00%
      1.15% to 2.20%
          16% to 24%
             30,822
     $0.34 to $0.35
     $       10,651
               0.00%
      1.15% to 2.45%
                -30%
             28,544
     $         0.49
     $       14,078
                0.0%
      1.15% to 1.85%
        -31% to -14%

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

6. UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the five years ended December 31, 2005, 2004, 2003, 2002 and 2001, or lesser time period, if applicable.

                                      JENNISON         FI INTERNATIONAL        BLACKROCK          FI MID CAP        RUSSELL 2000
                                       GROWTH                STOCK          STRATEGIC VALUE     OPPORTUNITIES          INDEX
                                   SUBACCOUNT(B)          SUBACCOUNT          SUBACCOUNT          SUBACCOUNT         SUBACCOUNT
                                 ------------------   -------------------   ---------------   ------------------   --------------
2005
Units (In Thousands)...........            26,630               66,229             105,507              15,576             35,269
Unit Fair Value, Lowest to
 Highest(1)....................    $0.47 to $0.50       $1.39 to $1.65      $1.78 to $1.89      $1.62 to $1.77     $1.50 to $1.61
Net Assets (In Thousands)......    $       13,111       $      106,709      $      197,383      $       27,125     $       56,097
Investment Income Ratio to Net
 Assets(2).....................              0.00%                0.54%               6.61%               0.00%              4.35%
Expenses as a Percent of
 Average Net Assets, Lowest to
 Highest(3)....................     1.15% to 2.20%       1.15% to 2.20%      1.15% to 2.20%      1.15% to 2.20%     1.15% to 2.20%
Total Return, Lowest to
 Highest(4)....................         19% to 20%           15% to 16%            2% to 3%            4% to 5%           2% to 3%
2004
Units (In Thousands)...........                --               67,546             109,834              16,500             33,537
Unit Fair Value, Lowest to
 Highest(1)....................                --       $1.22 to $1.41      $1.75 to $1.84      $1.55 to $1.69     $1.47 to $1.57
Net Assets (In Thousands)......    $           --       $       93,762      $      200,343      $       27,295     $       51,805
Investment Income Ratio to Net
 Assets(2).....................                --                 1.24%               0.00%               0.43%              0.33%
Expenses as a Percent of
 Average Net Assets, Lowest to
 Highest(3)....................                --        1.15% to 2.20%      1.15% to 2.20%      1.15% to 2.20%     1.15% to 2.20%
Total Return, Lowest to
 Highest(4)....................                --            15% to 17%          13% to 14%          14% to 18%         15% to 16%
2003
Units (In Thousands)...........                --               70,847              88,950               8,400             24,725
Unit Fair Value, Lowest to
 Highest(1)....................                --       $1.06 to $1.21      $1.56 to $1.62      $1.36 to $1.46     $1.28 to $1.35
Net Assets (In Thousands)......    $           --       $       84,486      $      142,779      $       12,047     $       32,968
Investment Income Ratio to Net
 Assets(2).....................                --                 0.64%               0.00%               0.00%              0.40%
Expenses as a Percent of
 Average Net Assets, Lowest to
 Highest(3)....................                --        1.15% to 2.20%      1.15% to 2.20%      1.15% to 2.20%     1.15% to 2.20%
Total Return, Lowest to
 Highest(4)....................                --            25% to 26%          46% to 48%          25% to 33%         38% to 44%
2002
Units (In Thousands)...........                --               63,481              62,270               7,213             12,285
Unit Fair Value, Lowest to
 Highest(1)....................                --       $0.86 to $0.96      $1.06 to $1.09      $1.04 to $1.10     $0.90 to $0.94
Net Assets (In Thousands)......    $           --       $       60,050      $       67,539      $        7,806     $       11,406
Investment Income Ratio to Net
 Assets(2).....................                --                 0.86%               0.49%               0.00%              0.52%
Expenses as a Percent of
 Average Net Assets, Lowest to
 Highest(3)....................                --        1.15% to 2.45%      1.15% to 2.45%      1.15% to 2.45%     1.15% to 2.45%
Total Return, Lowest to
 Highest(4)....................                --                  -19%        -23% to -22%        -31% to -30%               -22%
2001
Units (In Thousands)...........                --               58,910              25,355               6,391              5,136
Unit Fair Value, Lowest to
 Highest(1)....................                --       $1.06 to $1.18      $1.38 to $1.40      $1.50 to $1.57     $1.16 to $1.19
Net Assets (In Thousands)......    $           --       $       68,676      $       35,487      $        9,896     $        6,037
Investment Income Ratio to Net
 Assets(2).....................                --                  3.7%                0.3%                0.0%              0.1%
Expenses as a Percent of
 Average Net Assets, Lowest to
 Highest(3)....................                --        1.15% to 1.85%      1.15% to 1.85%      1.15% to 1.85%     1.15% to 1.85%
Total Return, Lowest to
 Highest(4)....................                --           -22% to -9%          -2% to 14%        -40% to -17%        -3% to -1%

(1) NELICO sells a number of variable annuity products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Subaccount from the underlying portfolios, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges or asset-based insurance charges that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying portfolio in which the Subaccount invests.

(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges or asset-based insurance charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.

(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(a)  For the Period January 1, 2005 to April 30, 2005

(b)  For the period May 1, 2005 to December 31, 2005

      METLIFE STOCK      FRANKLIN TEMPLETON   NEUBERGER BERMAN   HARRIS OAKMARK       BLACKROCK        LEHMAN BROTHERS
          INDEX           SMALL CAP GROWTH     MID CAP VALUE     LARGE CAP VALUE   LARGE CAP VALUE   AGGREGATE BOND INDEX
        SUBACCOUNT           SUBACCOUNT          SUBACCOUNT        SUBACCOUNT        SUBACCOUNT           SUBACCOUNT
    ------------------   ------------------   ----------------   ---------------   ---------------   --------------------
              23,431               31,149              34,557            53,370            21,910               63,952
      $3.34 to $3.93       $0.97 to $1.02     $ 2.26 to $2.43    $1.20 to $1.30    $1.19 to $1.24       $1.21 to $1.31
      $       89,011       $       31,358     $        82,800    $       68,410    $       27,019       $       82,322
                1.41%                3.33%               8.37%             0.53%             1.84%                3.71%
       1.15% to 2.20%       1.15% to 2.20%      1.15% to 2.20%    1.15% to 2.20%    1.15% to 2.20%       1.15% to 2.20%
             2% to 3%             2% to 3%           9% to 11%        -4% to -3%          3% to 4%         -0.36% to 1%
              22,996               28,526              24,917            43,080            19,190               57,321
      $3.27 to $3.81       $0.95 to $0.98     $ 2.06 to $2.20    $1.25 to $1.34    $1.16 to $1.19       $1.22 to $1.30
      $       84,856       $       27,882     $        54,049    $       56,880    $       22,712       $       73,408
                0.74%                0.00%               2.42%             0.39%             0.00%                2.87%
       1.15% to 2.20%       1.15% to 2.20%      1.15% to 2.20%    1.15% to 2.20%    1.15% to 2.20%       1.15% to 2.20%
             8% to 9%            9% to 10%          20% to 21%         9% to 10%        11% to 12%             2% to 3%
              18,668               23,037              12,944            28,297             8,101               51,282
      $3.03 to $3.50       $0.87 to $0.90     $ 1.72 to $1.81    $1.15 to $1.22    $1.04 to $1.06       $1.20 to $1.26
      $       63,223       $       20,527     $        23,208    $       34,052    $        8,575       $       64,081
                1.31%                0.00%               0.19%             0.00%             1.21%                5.38%
       1.15% to 2.20%       1.15% to 2.20%      1.15% to 2.20%    1.15% to 2.20%    1.15% to 2.20%       1.15% to 2.20%
           21% to 26%           37% to 43%          30% to 35%        19% to 24%        28% to 34%             0% to 2%
              11,103               13,799               6,309             7,146             2,161               31,759
      $2.45 to $2.77       $0.62 to $0.63     $ 1.30 to $1.35    $0.94 to $0.98    $         0.79       $1.19 to $1.24
      $       29,767       $        8,615     $         8,419    $        6,941    $        1,712       $       38,892
                1.54%                0.00%               0.15%             0.55%             0.80%                2.12%
       1.15% to 2.45%       1.15% to 2.45%      1.15% to 2.45%    1.35% to 1.40%    1.35% to 1.40%       1.15% to 2.45%
         -24% to -23%         -30% to -29%        -12% to -11%      -18% to -15%      -23% to -21%             8% to 9%
               4,014                4,504               1,361                --                --               12,364
      $3.23 to $3.61       $         0.88     $  1.47 to $1.5                --                --       $1.10 to $1.14
      $       14,055       $        3,961     $         2,042    $           --    $           --       $       13,956
                 0.7%                 0.0%                0.0%               --                --                  0.7%
       1.15% to 1.85%       1.15% to 1.85%      1.15% to 1.85%               --                --        1.15% to 1.85%
          -15% to -7%          -12% to -8%          -4% to -3%               --                --              3% to 5%

     MORGAN STANLEY
       EAFE INDEX
       SUBACCOUNT
     --------------
             39,868
     $1.17 to $1.26
     $       49,558
               1.43%
      1.15% to 2.20%
          10% to 12%
             35,846
     $1.06 to $1.13
     $       39,984
               0.53%
      1.15% to 2.20%
          17% to 18%
             25,459
     $0.91 to $0.96
     $       24,126
               1.10%
      1.15% to 2.20%
          34% to 36%
             12,329
     $0.68 to $0.71
     $        8,631
               0.32%
      1.15% to 2.45%
                -18%
              4,168
     $0.83 to $0.86
     $        3,547
                0.2%
      1.15% to 1.85%
        -23% to -10%

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

6. UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the five years ended December 31, 2005, 2004, 2003, 2002 and 2001, or lesser time period, if applicable.

                                                        METLIFE MID CAP       BLACKROCK        T. ROWE PRICE      T. ROWE PRICE
                                                          STOCK INDEX      INVESTMENT TRUST   LARGE CAP GROWTH   SMALL CAP GROWTH
                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                        ----------------   ----------------   ----------------   ----------------
2005
Units (In Thousands)..................................           32,563              2,619             17,312              2,973
Unit Fair Value, Lowest to Highest(1).................   $1.38 to $1.46     $5.71 to $7.08     $1.20 to $1.29     $1.34 to $1.47
Net Assets (In Thousands).............................   $       47,066     $       17,618     $       22,103     $        4,290
Investment Income Ratio to Net Assets(2)..............             5.43%              0.90%              0.31%              0.00%
Expenses as a Percent of Average Net Assets, Lowest to
 Highest(3)...........................................    1.15% to 2.20%     1.15% to 2.20%     1.15% to 2.20%     1.15% to 2.20%
Total Return, Lowest to Highest(4)....................        10% to 11%           1% to 2%           4% to 5%           8% to 9%
2004
Units (In Thousands)..................................           29,833              2,691              4,693                640
Unit Fair Value, Lowest to Highest(1).................   $1.26 to $1.32     $5.53 to $6.93     $1.15 to $1.23     $1.24 to $1.35
Net Assets (In Thousands).............................   $       39,021     $       17,810     $        5,702     $          846
Investment Income Ratio to Net Assets(2)..............             0.58%              0.57%              0.00%              0.00%
Expenses as a Percent of Average Net Assets, Lowest to
 Highest(3)...........................................    1.15% to 2.20%     1.15% to 2.20%     1.15% to 2.20%     1.15% to 2.20%
Total Return, Lowest to Highest(4)....................        13% to 14%           8% to 9%           8% to 9%           6% to 7%
2003
Units (In Thousands)..................................           23,561              2,209                 --                 --
Unit Fair Value, Lowest to Highest(1).................   $1.11 to $1.15     $5.11 to $6.34                 --                 --
Net Assets (In Thousands).............................   $       26,978     $       13,364     $           --     $           --
Investment Income Ratio to Net Assets(2)..............             0.28%              0.57%                --                 --
Expenses as a Percent of Average Net Assets, Lowest to
 Highest(3)...........................................    1.15% to 2.20%     1.15% to 2.20%                --                 --
Total Return, Lowest to Highest(4)....................        30% to 33%         21% to 28%                --                 --
2002
Units (In Thousands)..................................           12,371              1,335                 --                 --
Unit Fair Value, Lowest to Highest(1).................   $0.85 to $0.87     $4.10 to $4.94                 --                 --
Net Assets (In Thousands).............................   $       10,670     $        6,287     $           --     $           --
Investment Income Ratio to Net Assets(2)..............             0.26%              0.48%                --                 --
Expenses as a Percent of Average Net Assets, Lowest to
 Highest(3)...........................................    1.15% to 2.45%     1.15% to 2.45%                --                 --
Total Return, Lowest to Highest(4)....................      -17% to -16%       -28% to -27%                --                 --
2001
Units (In Thousands)..................................            4,234                412                 --                 --
Unit Fair Value, Lowest to Highest(1).................   $1.02 to $1.03     $5.68 to $6.77                 --                 --
Net Assets (In Thousands).............................   $        4,326     $        2,640     $           --     $           --
Investment Income Ratio to Net Assets(2)..............              0.2%               0.0%                --                 --
Expenses as a Percent of Average Net Assets, Lowest to
 Highest(3)...........................................    1.15% to 1.85%     1.15% to 1.85%                --                 --
Total Return, Lowest to Highest(4)....................        -2% to -1%        -12% to -9%                --                 --

(1) NELICO sells a number of variable annuity products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Subaccount from the underlying portfolios, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges or asset-based insurance charges that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying portfolio in which the Subaccount invests.

(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges or asset-based insurance charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.

(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(a)  For the Period January 1, 2005 to April 30, 2005

(b)  For the period May 1, 2005 to December 31, 2005

      OPPENHEIMER          BLACKROCK          BLACKROCK       METLIFE CONSERVATIVE    METLIFE CONSERVATIVE TO    METLIFE MODERATE
     GLOBAL EQUITY     AGGRESSIVE GROWTH     DIVERSIFIED           ALLOCATION           MODERATE ALLOCATION         ALLOCATION
       SUBACCOUNT         SUBACCOUNT          SUBACCOUNT          SUBACCOUNT(B)            SUBACCOUNT(B)          SUBACCOUNT(B)
    ----------------   -----------------   ----------------   ---------------------   -----------------------   ------------------
                 376                 68                 112                  196                      958                   2,645
    $15.68 to $17.20   $35.18 to $42.36    $33.07 to $40.58     $10.27 to $10.32         $10.48 to $10.54        $10.69 to $10.77
    $          6,335   $          2,779    $          4,350     $          2,019         $         10,077        $         28,434
                0.21%              0.00%               1.27%                0.64%                    0.70%                   0.72%
       1.15% to 2.20%     1.15% to 2.20%      1.15% to 2.20%       1.15% to 2.20%           1.15% to 2.20%          1.15% to 2.20%
           13% to 15%           8% to 9%            1% to 2%                   3%                       5%                7% to 8%
                  48                 24                  62                   --                       --                      --
    $13.82 to $15.00   $33.95 to $38.80    $32.88 to $39.92                   --                       --                      --
    $            700   $            901    $          2,385     $             --         $             --        $             --
                0.00%              0.00%               0.00%                  --                       --                      --
       1.15% to 2.20%     1.15% to 2.20%      1.15% to 2.20%                  --                       --                      --
           15% to 16%         10% to 11%            7% to 8%                  --                       --                      --
                  --                 --                  --                   --                       --                      --
                  --                 --                  --                   --                       --                      --
    $             --   $             --    $             --     $             --         $             --        $             --
                  --                 --                  --                   --                       --                      --
                  --                 --                  --                   --                       --                      --
                  --                 --                  --                   --                       --                      --
                  --                 --                  --                   --                       --                      --
                  --                 --                  --                   --                       --                      --
    $             --   $             --    $             --     $             --         $             --        $             --
                  --                 --                  --                   --                       --                      --
                  --                 --                  --                   --                       --                      --
                  --                 --                  --                   --                       --                      --
                  --                 --                  --                   --                       --                      --
                  --                 --                  --                   --                       --                      --
    $             --   $             --    $             --     $             --         $             --        $             --
                  --                 --                  --                   --                       --                      --
                  --                 --                  --                   --                       --                      --
                  --                 --                  --                   --                       --                      --

       METLIFE MODERATE TO
      AGGRESSIVE ALLOCATION
          SUBACCOUNT(B)
     ------------------------
                    2,028
         $10.93 to $10.99
         $         22,254
                     0.67%
            1.15% to 2.20%
                 9% to 10%
                       --
                       --
         $             --
                       --
                       --
                       --
                       --
                       --
         $             --
                       --
                       --
                       --
                       --
                       --
         $             --
                       --
                       --
                       --
                       --
                       --
         $             --
                       --
                       --
                       --

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the five years ended December 31, 2005, 2004, 2003, 2002 and 2001, or lesser time period, if applicable.

                                                      METLIFE AGGRESSIVE      MFS RESEARCH       T. ROWE PRICE         PIMCO
                                                          ALLOCATION         INTERNATIONAL      MID-CAP GROWTH     TOTAL RETURN
                                                        SUBACCOUNT(B)          SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
                                                      ------------------   ------------------   ---------------   ---------------
2005
Units (In Thousands)................................                161              34,240             69,803           210,821
Unit Fair Value, Lowest to Highest(1)...............   $11.10 to $11.17      $1.24 to $1.32     $0.77 to $0.81    $1.17 to $1.23
Net Assets (In Thousands)...........................   $          1,789      $       44,622     $       56,316    $      257,626
Investment Income Ratio to Net Assets(2)............               1.12%               5.69%              2.53%             0.69%
Expenses as a Percent of Average Net Assets, Lowest
 to Highest(3)......................................      1.15% to 2.20%      1.15% to 2.20%     1.15% to 2.20%    1.15% to 2.20%
Total Return, Lowest to Highest(4)..................          11% to 12%          14% to 15%         12% to 13%       0.03% to 1%
2004
Units (In Thousands)................................                 --              28,192             54,970           182,735
Unit Fair Value, Lowest to Highest(1)...............                 --      $1.08 to $1.14     $0.69 to $0.72    $1.17 to $1.22
Net Assets (In Thousands)...........................   $             --      $       31,972     $       39,189    $      221,330
Investment Income Ratio to Net Assets(2)............                 --                0.27%              0.00%             7.02%
Expenses as a Percent of Average Net Assets, Lowest
 to Highest(3)......................................                 --       1.15% to 2.20%     1.15% to 2.20%    1.15% to 2.20%
Total Return, Lowest to Highest(4)..................                 --           17% to 18%         15% to 16%          3% to 4%
2003
Units (In Thousands)................................                 --              20,694             30,181           150,686
Unit Fair Value, Lowest to Highest(1)...............                 --      $0.93 to $0.97     $0.60 to $0.62    $1.14 to $1.18
Net Assets (In Thousands)...........................   $             --      $       19,896     $       18,501    $      176,163
Investment Income Ratio to Net Assets(2)............                 --                0.77%              0.00%             2.47%
Expenses as a Percent of Average Net Assets, Lowest
 to Highest(3)......................................                 --       1.15% to 2.20%     1.15% to 2.20%    1.15% to 2.20%
Total Return, Lowest to Highest(4)..................                 --           29% to 31%         28% to 35%          0% to 3%
2002
Units (In Thousands)................................                 --               9,959             13,146            85,503
Unit Fair Value, Lowest to Highest(1)...............                 --      $0.73 to $0.74     $0.45 to $0.46    $1.12 to $1.14
Net Assets (In Thousands)...........................   $             --      $        7,348     $        5,979    $       97,131
Investment Income Ratio to Net Assets(2)............                 --                0.19%              0.76%             0.00%
Expenses as a Percent of Average Net Assets, Lowest
 to Highest(3)......................................                 --       1.15% to 2.45%     1.15% to 2.45%    1.15% to 2.45%
Total Return, Lowest to Highest(4)..................                 --         -14% to -13%               -45%          7% to 8%
2001
Units (In Thousands)................................                 --               1,919              3,695            15,505
Unit Fair Value, Lowest to Highest(1)...............                 --      $0.84 to $0.85     $0.82 to $0.83    $         1.07
Net Assets (In Thousands)...........................   $             --      $        1,659     $        3,069    $       16,337
Investment Income Ratio to Net Assets(2)............                 --                 0.0%               0.0%              1.6%
Expenses as a Percent of Average Net Assets, Lowest
 to Highest(3)......................................                 --       1.40% to 2.10%     1.15% to 1.85%    1.15% to 1.85%
Total Return, Lowest to Highest(4)..................                 --         -13% to -11%       -16% to -11%          6% to 7%

(1) NELICO sells a number of variable annuity products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Subaccount from the underlying portfolios, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges or asset-based insurance charges that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying portfolio in which the Subaccount invests.

(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges or asset-based insurance charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.

(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(a)  For the Period January 1, 2005 to April 30, 2005

(b)  For the period May 1, 2005 to December 31, 2005

      RCM GLOBAL      LORD ABBETT         LAZARD           MET/AIM        HARRIS OAKMARK          JANUS         NEUBERGER BERMAN
      TECHNOLOGY     BOND DEBENTURE      MID-CAP       SMALL CAP GROWTH    INTERNATIONAL    AGGRESSIVE GROWTH     REAL ESTATE
      SUBACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT
    --------------   --------------   --------------   ----------------   ---------------   -----------------   ----------------
            31,829          52,529            16,549             9,294            57,995              15,638               3,814
    $0.46 to $0.48   $1.57 to $1.73   $1.40 to $1.46   $ 1.26 to $1.31    $1.52 to $1.60      $0.78 to $0.82    $14.15 to $14.40
    $       15,181   $      88,888    $       23,985   $        12,107    $       91,635      $       12,686    $         54,735
              0.69%           4.61%            11.41%             2.15%             1.52%               0.11%               0.18%
    1.15% to 2.20%   1.15% to 2.20%    1.15% to 2.20%    1.15% to 2.20%    1.15% to 2.20%      1.15% to 2.20%      1.15% to 2.20%
          9% to 10%    -1% to 0.34%          6% to 7%          6% to 7%        12% to 13%          11% to 12%          11% to 12%
            35,119          43,720            15,605             9,147            37,453              15,257               1,303
    $0.42 to $0.44   $1.59 to $1.72   $1.32 to $1.37   $ 1.19 to $1.23    $1.36 to $1.41      $0.70 to $0.73    $12.76 to $12.86
    $       15,289   $      73,819    $       21,209   $        11,152    $       52,523      $       11,042    $         16,723
              0.08%           3.80%             0.00%             0.00%             0.01%               0.00%               7.28%
    1.15% to 2.20%   1.15% to 2.20%    1.15% to 2.20%    1.15% to 2.20%    1.15% to 2.20%      1.15% to 2.20%      1.15% to 2.20%
         -6% to -5%        6% to 7%        12% to 13%          4% to 5%        17% to 21%            6% to 7%          28% to 29%
            26,679          30,138             9,721             6,954            13,499              14,238                  --
    $0.45 to $0.46   $1.50 to $1.61   $1.18 to $1.21   $ 1.14 to $1.17    $1.15 to $1.18      $0.66 to $0.68                  --
    $       12,292   $      47,626    $       11,707   $         8,077    $       15,911      $        9,639    $             --
              0.00%           2.38%             1.35%             0.00%             1.98%               0.00%                 --
     1.15% to 2.20%  1.15% to 2.20%    1.15% to 2.20%    1.15% to 2.20%    1.15% to 2.20%      1.15% to 2.20%                 --
         38% to 56%       9% to 18%        23% to 25%        33% to 37%        32% to 35%          21% to 28%                 --
             9,468          10,930             2,044             2,251               828               9,888                  --
    $0.29 to $0.30   $1.28 to $1.37   $0.96 to $0.97   $ 0.84 to $0.85    $0.88 to $0.89      $0.52 to $0.53                  --
    $        2,804   $      14,700    $        1,976   $         1,908    $          732      $        5,226    $             --
              0.00%           5.94%             0.15%             0.00%             0.26%               0.00%                 --
    1.15% to 2.45%   1.15% to 2.45%    1.35% to 1.40%    1.35% to 1.40%    1.35% to 1.40%      1.15% to 2.45%                 --
       -52% to -51%       -3% to 2%      -16% to -12%      -29% to -24%      -19% to -16%                -32%                 --
             3,963           2,365                --                --                --               3,620                  --
    $         0.61   $1.32 to $1.39               --                --                --      $0.77 to $0.78                  --
    $        2,414   $       3,236    $           --   $            --    $           --      $        2,804    $             --
               0.0%            2.0%               --                --                --                 0.0%                 --
    1.15% to 1.85%   1.15% to 1.85%               --                --                --       1.15% to 1.85%                 --
       -26% to -19%       -1% to 1%               --                --                --         -23% to -18%                 --

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the five years ended December 31, 2005, 2004, 2003, 2002 and 2001, or lesser time period, if applicable.

                                            OPPENHEIMER CAPITAL      AMERICAN FUNDS      AMERICAN FUNDS     AMERICAN FUNDS GLOBAL
                                               APPRECIATION              GROWTH           GROWTH-INCOME     SMALL CAPITALIZATION
                                               SUBACCOUNT(B)           SUBACCOUNT          SUBACCOUNT            SUBACCOUNT
                                            -------------------    ------------------    ---------------    ---------------------
2005
Units (In Thousands)......................               145                  29,811             31,898                 45,942
Unit Fair Value, Lowest to Highest(1).....    $8.44 to $8.74        $11.65 to $14.67     $8.11 to $10.20        $2.23 to $2.41
Net Assets (In Thousands).................    $        1,250        $        418,321     $      310,740         $      109,051
Investment Income Ratio to Net
 Assets(2)................................              1.86%                   0.72%              1.78%                  0.91%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(3).............     1.15% to 2.20%          1.40% to 2.45%     1.40% to 2.45%         1.40% to 2.45%
Total Return, Lowest to Highest(4)........           8% to 9%              13% to 15%           3% to 4%             22% to 24%
2004
Units (In Thousands)......................                --                  25,525             28,521                 33,865
Unit Fair Value, Lowest to Highest(1).....                --        $10.28 to $12.80     $7.85 to $9.77         $1.82 to $1.95
Net Assets (In Thousands).................    $           --        $        312,820     $      266,272         $       65,211
Investment Income Ratio to Net
 Assets(2)................................                --                    0.19%              0.97%                  0.00%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(3).............                --           1.40% to 2.45%     1.40% to 2.45%         1.40% to 2.45%
Total Return, Lowest to Highest(4)........                --               10% to 11%           8% to 9%             18% to 19%
2003
Units (In Thousands)......................                --                  17,878             20,819                 20,950
Unit Fair Value, Lowest to Highest(1).....                --        $ 9.36 to $11.54     $7.29 to $8.98         $1.54 to $1.64
Net Assets (In Thousands).................    $           --        $        197,730     $      178,810         $       33,905
Investment Income Ratio to Net
 Assets(2)................................                --                    0.13%              1.22%                  0.50%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(3).............                --           1.40% to 2.45%     1.40% to 2.45%         1.40% to 2.45%
Total Return, Lowest to Highest(4)........                --               24% to 35%         24% to 31%             46% to 51%
2002
Units (In Thousands)......................                --                   8,788             10,667                 11,246
Unit Fair Value, Lowest to Highest(1).....                --        $  7.28 to $8.39     $5.75 to $6.88         $1.03 to $1.08
Net Assets (In Thousands).................    $           --        $         72,031     $       70,206         $       12,042
Investment Income Ratio to Net
 Assets(2)................................                --                    0.05%              1.50%                  0.77%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(3).............                --           1.15% to 2.45%     1.15% to 2.45%         1.15% to 2.45%
Total Return, Lowest to Highest(4)........                --                     -26%       -20% to -19%           -21% to -20%
2001
Units (In Thousands)......................                --                   2,134              2,993                  2,562
Unit Fair Value, Lowest to Highest(1).....                --        $ 9.67 to $11.48     $7.20 to $8.54         $1.31 to $1.35
Net Assets (In Thousands).................    $           --        $         23,354     $       24,355         $        3,437
Investment Income Ratio to Net
 Assets(2)................................                --                     5.6%               2.5%                   0.9%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(3).............                --           1.40% to 2.10%     1.40% to 2.10%         1.15% to 1.85%
Total Return, Lowest to Highest(4)........                --             -15% to -11%         -4% to -3%             -9% to -8%

(1) NELICO sells a number of variable annuity products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Subaccount from the underlying portfolios, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges or asset-based insurance charges that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying portfolio in which the Subaccount invests.

(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges or asset-based insurance charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.

(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(a) For the Period January 1, 2005 to April 30, 2005

(b) For the period May 1, 2005 to December 31, 2005

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)

7. CHANGE OF PORTFOLIO NAME, PORTFOLIO MERGERS AND SHARE SUBSTITUTIONS

Effective December 19, 2005, Lazard Asset Management became the subadvisor to the Met/Aim Mid Cap Core Equity Portfolio of the Met Investors Fund, which changed its name to Lazard Mid-Cap Portfolio of the Met Investors Fund.

Effective May 1, 2005, the Neuberger Berman Partners Mid Cap Value Portfolio, of the Metropolitan Fund, changed its name to the Neuberger Berman Mid Cap Value Portfolio of the Metropolitan Fund.

Effective May 1, 2005, Oppenheimer Funds, Inc., became the subadvisor to the Scudder Global Equity Portfolio of the Metropolitan Fund, which changed its name to the Oppenheimer Global Equity Portfolio of the Metropolitan Fund.

Effective May 1, 2005, the Met/Putnam Voyager Portfolio of the Metropolitan Fund merged with the Jennison Growth Portfolio of the Metropolitan Fund.

Effective January 31, 2005, BlackRock Advisors, Inc. became the subadvisor to all portfolios previously managed by State Street Research & Management Company and changed the names of the portfolios as follows:

OLD PORTFOLIO NAME                              NEW PORTFOLIO NAME
------------------                              ------------------
State Street Research Aggressive Growth         BlackRock Aggressive Growth Portfolio
  Portfolio
State Street Research Aurora Portfolio          BlackRock Strategic Value Portfolio
State Street Research Bond Income Portfolio     BlackRock Bond Income Portfolio
State Street Research Diversified Income        BlackRock Diversified Portfolio
  Portfolio
State Street Research Investment Trust          BlackRock Investment Trust Portfolio
  Portfolio
State Street Research Large Cap Value           BlackRock Large Cap Value Portfolio
  Portfolio
State Street Research Large Cap Growth          BlackRock Legacy Large Cap Growth Portfolio
  Portfolio
State Street Research Money Market Portfolio    BlackRock Money Market Portfolio

Effective January 15, 2005, RCM Capital Management LLC became the subadvisor to the PIMCO PEA Innovation Portfolio of the Met Investors Fund, which changed its name to the RCM Global Technology Portfolio of the Met Investors Fund.

Effective May 3, 2004, the FI Mid Cap Opportunities Portfolio, the MFS Research Managers Portfolio and the Balanced Portfolio of the Metropolitan Fund merged with the Janus Mid Cap Portfolio, the MFS Investors Trust Portfolio and the MFS Total Return Portfolio of the Metropolitan Fund, respectively. The Janus Mid Cap Portfolio subsequently changed its name to the FI Mid Cap Opportunities Portfolio.

Effective May 3, 2004, the FI Structured Equity Portfolio of the Metropolitan Fund and the PIMCO Innovation Portfolio of the Met Investors Fund changed their names to the FI Value Leaders Portfolio of the Metropolitan Fund and the PIMCO PEA Innovation Portfolio of the Met Investors Fund, respectively.

Effective May 3, 2004, State Street Research & Management Company became the subadvisor to the Alger Equity Growth Portfolio of the Metropolitan Fund, which changed its name to the State Street Research Large Cap Growth Portfolio of the Metropolitan Fund.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

 CONSOLIDATED FINANCIAL STATEMENTS FOR THE YEARS ENDED DECEMBER 31, 2005, 2004
                                    AND 2003
                                      AND
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder of
New England Life Insurance Company:

     We have audited the accompanying consolidated balance sheets of New England Life Insurance Company and subsidiaries (the "Company") as of December 31, 2005 and 2004, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2005. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of New England Life Insurance Company and subsidiaries at December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for certain non-traditional long duration contracts and separate accounts in certain insurance products as required by new accounting guidance which became effective on January 1, 2004, and recorded the impact as a cumulative effect of a change in accounting principle. In addition, the Company reclassified mandatorily redeemable preferred stock from equity to liabilities as required by new accounting guidance which was adopted as of January 1, 2004.

DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 21, 2006

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2005 AND 2004
                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                               2005      2004
                                                              -------   -------
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value
     (amortized cost: $796 and $814, respectively)..........  $   807   $   846
  Equity securities, at fair value (cost: $0 and $1,
     respectively)..........................................       --         1
  Mortgage loans on real estate.............................        9         9
  Policy loans..............................................      327       308
  Other limited partnership interests.......................       17        16
  Short-term investments....................................       52        30
  Other invested assets.....................................       --         1
                                                              -------   -------
          Total investments.................................    1,212     1,211
Cash and cash equivalents...................................        6        --
Accrued investment income...................................       20        18
Premiums and other receivables..............................      259       187
Deferred policy acquisition costs...........................    1,288     1,254
Current income taxes receivable.............................       --        11
Other assets................................................       87        84
Separate account assets.....................................    9,448     8,707
                                                              -------   -------
          Total assets......................................  $12,320   $11,472
                                                              =======   =======

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Future policy benefits....................................  $   487   $   419
  Policyholder account balances.............................      911       906
  Other policyholder funds..................................      383       341
  Policyholder dividends payable............................        3         3
  Shares subject to mandatory redemption....................       --       100
  Current income taxes payable..............................        2        --
  Deferred income taxes payable.............................       50        43
  Other liabilities.........................................      167       129
  Separate account liabilities..............................    9,448     8,707
                                                              -------   -------
          Total liabilities.................................   11,451    10,648
                                                              -------   -------
Stockholder's Equity:
  Common stock, par value $125 per share; 50,000 shares
     authorized; 20,000 issued and outstanding at December
     31, 2005 and 2004......................................        3         3
  Additional paid-in capital................................      458       458
  Retained earnings.........................................      405       349
  Accumulated other comprehensive income....................        3        14
                                                              -------   -------
          Total stockholder's equity........................      869       824
                                                              -------   -------
          Total liabilities and stockholder's equity........  $12,320   $11,472
                                                              =======   =======

           See accompany notes to consolidated financial statements.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME
             FOR THE YEARS ENDED DECEMBER 31, 2005, 2004, AND 2003
                                 (IN MILLIONS)

                                                              2005   2004   2003
                                                              ----   ----   ----
REVENUES
Premiums....................................................  $106   $ 77   $ 88
Universal life and investment-type product policy fees......   481    468    462
Net investment income.......................................    66     55     53
Other revenues..............................................    88     89    142
Net investment gains (losses)...............................    (4)    15      4
                                                              ----   ----   ----
          Total revenues....................................   737    704    749
                                                              ----   ----   ----
EXPENSES
Policyholder benefits and claims............................   153    130    127
Interest credited to policyholder account balances..........    32     34     33
Policyholder dividends......................................     6      6      5
Other expenses..............................................   461    473    549
                                                              ----   ----   ----
          Total expenses....................................   652    643    714
                                                              ----   ----   ----
Income before provision for income taxes....................    85     61     35
Provision for income taxes..................................    29     19      6
                                                              ----   ----   ----
Income before cumulative effect of change in accounting, net
  of income taxes...........................................    56     42     29
Cumulative effect of a change in accounting, net of income
  taxes.....................................................    --      8     --
                                                              ----   ----   ----
Net income..................................................  $ 56   $ 50   $ 29
                                                              ====   ====   ====

           See accompany notes to consolidated financial statements.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
             FOR THE YEARS ENDED DECEMBER 31, 2005, 2004, AND 2003
                                 (IN MILLIONS)

                                                                                 ACCUMULATED
                                                        ADDITIONAL                  OTHER
                                               COMMON    PAID-IN     RETAINED   COMPREHENSIVE
                                               STOCK     CAPITAL     EARNINGS      INCOME       TOTAL
                                               ------   ----------   --------   -------------   -----
Balance at January 1, 2003...................    $3       $ 647        $273         $ 24        $ 947
  Dividends on preferred stock...............                            (3)                       (3)
  Redemption of preferred stock..............              (100)                                 (100)
  Sales of subsidiaries to affiliate.........                11                                    11
Comprehensive income (loss):
  Net income.................................                            29                        29
                                                                                                -----
  Comprehensive income (loss)................                                                      29
                                                 --       -----        ----         ----        -----
Balance at December 31, 2003.................     3         558         299           24          884
  Change in accounting principle (Note 1)....              (100)                                 (100)
Comprehensive income (loss):
  Net income.................................                            50                        50
  Other comprehensive income (loss):
     Unrealized investment gains (losses),
       net of related offsets,
       reclassification adjustments and
       income taxes..........................                                        (10)         (10)
                                                                                                -----
  Comprehensive income (loss)................                                                      40
                                                 --       -----        ----         ----        -----
Balance at December 31, 2004.................     3         458         349           14          824
Comprehensive income (loss):
  Net income.................................                            56                        56
  Other comprehensive income (loss):
     Unrealized investment gains (losses),
       net of related offsets,
       reclassification adjustments and
       income taxes..........................                                        (11)         (11)
                                                                                                -----
  Comprehensive income (loss)................                                                      45
                                                 --       -----        ----         ----        -----
Balance at December 31, 2005.................    $3       $ 458        $405         $  3        $ 869
                                                 ==       =====        ====         ====        =====

           See accompany notes to consolidated financial statements.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
             FOR THE YEARS ENDED DECEMBER 31, 2005, 2004, AND 2003
                                 (IN MILLIONS)

                                                              2005    2004    2003
                                                              -----   -----   -----
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $  56   $  50   $  29
Adjustments to reconcile net income to net cash used in
  operating activities:
     Depreciation and amortization expenses.................      6       8       7
     Amortization of premiums and accretion of discounts
      associated with investments, net......................      2       4       5
     (Gains) losses from sales of investments and
      businesses, net.......................................      4     (15)     (4)
     Interest credited to policyholder account balances.....     32      34      33
     Universal life and investment-type product policy
      fees..................................................   (481)   (468)   (462)
     Change in premiums and other receivables...............    (69)     26     (36)
     Change in deferred policy acquisition costs, net.......    (32)    (12)    (15)
     Change in insurance-related liabilities................     78      43      48
     Change in income taxes payable.........................     26      (4)    (32)
     Change in other assets.................................     86      46      76
     Change in other liabilities............................    184     107      (3)
     Other, net.............................................     (4)     (2)     (3)
                                                              -----   -----   -----
Net cash used in operating activities.......................   (112)   (183)   (357)
                                                              -----   -----   -----
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturities.......................................    470     210     195
     Equity securities......................................     --      55      32
     Other limited partnership interests....................      2       1       1
  Purchases of:
     Fixed maturities.......................................   (460)   (392)   (194)
     Equity securities......................................     --     (19)    (18)
     Mortgage loans on real estate..........................     --      --      (9)
  Net change in short-term investments......................    (22)     (5)     20
  Proceeds from sales of businesses.........................     --      18      11
  Net change in policy loans................................    (19)    (29)     (9)
  Other, net................................................     (2)     (2)     (1)
                                                              -----   -----   -----
Net cash provided by (used in) investing activities.........  $ (31)  $(163)  $  28
                                                              -----   -----   -----

           See accompany notes to consolidated financial statements.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

             FOR THE YEARS ENDED DECEMBER 31, 2005, 2004, AND 2003
                                 (IN MILLIONS)

                                                               2005      2004      2003
                                                              -------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits...............................................    1,366     1,406     1,535
     Withdrawals............................................   (1,117)   (1,093)   (1,157)
  Redemption shares subject to mandatory redemption.........     (100)       --      (100)
  Dividends on preferred stock..............................       --        --        (3)
                                                              -------   -------   -------
Net cash provided by financing activities...................      149       313       275
                                                              -------   -------   -------
Change in cash and cash equivalents.........................        6       (33)      (54)
Cash and cash equivalents, beginning of period..............       --        33        87
                                                              -------   -------   -------
CASH AND CASH EQUIVALENTS, END OF PERIOD....................  $     6   $    --   $    33
                                                              =======   =======   =======
Supplemental disclosures of cash flow information:
  Net cash paid during the period for:
     Interest...............................................  $     3   $     2   $    --
                                                              =======   =======   =======
     Income taxes...........................................  $     9   $    21   $    38
                                                              =======   =======   =======
Non-cash transactions during the period:
  Business Dispositions:
     Assets disposed........................................  $    --   $    41   $    28
     Less liabilities disposed..............................       --        17        10
                                                              -------   -------   -------
     Net assets disposed....................................       --        24        18
     Equity securities received.............................       --        --        --
     Less cash disposed.....................................       --         6         7
                                                              -------   -------   -------
     BUSINESS DISPOSITION, NET OF CASH DISPOSED.............  $    --   $    18   $    11
                                                              =======   =======   =======

           See accompany notes to consolidated financial statements.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF ACCOUNTING POLICIES

BUSINESS

     New England Life Insurance Company ("NELICO") and its subsidiaries (the "Company") is a wholly owned stock life insurance subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"), which is a wholly owned subsidiary of MetLife, Inc. ("MetLife"). The Company was formerly a wholly owned subsidiary of Met New England Holdings, Inc. ("MNEHP"), which was dissolved into Metropolitan Life, its parent, on April 12, 2003. The Company is headquartered in Boston, Massachusetts as a Massachusetts chartered company. The Company principally provides variable life insurance and variable annuity contracts through a network of general agencies and independent brokers located throughout the United States. The Company also provides participating and non-participating traditional life insurance, pension products, as well as, group life, medical, and disability coverage.

     The principal insurance subsidiaries of NELICO included New England Pension and Annuity Company ("NEPA") which was sold to Metropolitan Tower Life Insurance Company ("MTL") in 2004; Newbury Insurance Company, Limited ("Newbury") which was sold to MetLife in 2004; New England Financial Distributors LLC ("NEFD") which was dissolved in 2004; N.L. Holding Corporation ("NLHC") and Nathan and Lewis Associates, Inc. ("NLA") which were sold to MetLife in 2003; Nathan and Lewis Securities ("NLS") which was merged into Walnut Street Securities ("WSS"), a wholly owned subsidiary of MetLife, in 2003; and New England Life Holdings, Inc. ("NELHC") which was dissolved in 2003. These subsidiaries are included in the accompanying consolidated financial statements until their respective dates of sale or dissolution. See Note 11.

     NELICO owns 100% of the outstanding common stock of New England Securities Corporation ("NES"). NELICO also owns a majority interest in MetLife Advisors LLC ("Advisors") and 100% of the voting common stock of Omega Reinsurance Corporation ("Omega").

BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of
(i) the Company and (ii) majority owned subsidiaries. Intercompany accounts and transactions have been eliminated.

     The Company recognized minority interest expense for the portion of the net income of Advisors and Omega not attributable to the Company's ownership of $54 million, $45 million and $32 million for the years ended December 31, 2005, 2004 and 2003, respectively. Minority interest related to consolidated entities included in other liabilities was $6 million and less than $1 million at December 31, 2005 and 2004, respectively.

     The Company uses the equity method of accounting for other limited partnership interests in which it has more than a minor equity interest or more than minor influence over the partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for other limited partnership interests in which it has a minor equity investment and virtually no influence over the partnership's operations.

     Certain amounts in the prior year period's consolidated financial statements have been reclassified to conform with the 2005 presentation.

SUMMARY OF CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining: (i) investment impairments; (ii) the fair value of the investments in the absence of quoted market values; (iii) application of the consolidation rules to certain investments; (iv) the fair value of and accounting for derivatives; (v) the capitalization and amortization of deferred policy acquisition costs ("DAC");
(vi) the liability for future policyholder benefits; (vii) the liability for litigation and regulatory matters;

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

(viii) accounting for reinsurance transactions and (ix) accounting for benefit plans. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

Investments

     The Company's principal investments are fixed maturities, which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost; (vii) unfavorable changes in forecasted cash flows on asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

Derivatives

     The Company enters into freestanding derivative transactions primarily to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial assets and liabilities. The Company can also purchase investment securities, issue certain insurance policies and engage in certain reinsurance contracts that have embedded derivatives. The associated financial statement risk is the volatility in net income which can result from (i) changes in fair value of derivatives not qualifying as accounting hedges; (ii) ineffectiveness of designated hedges; and (iii) counterparty default. In addition, there is a risk that embedded derivatives requiring bifurcation are not identified and reported at fair value in the consolidated financial statements. Accounting for derivatives is complex, as evidenced by significant authoritative interpretations of the primary accounting standards which continue to evolve, as well as the significant judgments and estimates involved in determining fair value in the absence of quoted market values. These estimates are based on valuation methodologies and assumptions deemed appropriate under the circumstances. Such assumptions include estimated volatility and interest rates used in the determination of fair value where quoted market values are not available. The use of different assumptions may have a material effect on the estimated fair value amounts.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

Deferred Policy Acquisition Costs

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. These costs, which vary with and are primarily related to the production of that business, are deferred. The recovery of DAC is dependent upon the future profitability of the related business. The amount of future profit is dependent principally on investment returns in excess of the amounts credited to policyholders, mortality, morbidity, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such costs. The aforementioned factors enter into management's estimates of gross margins and profits, which generally are used to amortize such costs. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross margins and profits are less than amounts deferred. In addition, the Company utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of DAC. This practice assumes that the expectation for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred.

Liability for Future Policy Benefits

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, ordinary annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation. Utilizing these assumptions, liabilities are established on a block of business basis.

     Differences between actual experience and the assumptions used in pricing these policies, and in the establishment of liabilities, result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

Reinsurance

     The Company enters into reinsurance transactions as both a provider and purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance, and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting.

Litigation

     The Company is a party to a number of legal actions and is or may be involved in regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's consolidated financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities related to certain matters are especially difficult to estimate due to the limitation of available data and uncertainty regarding numerous variables used to determine

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES amounts recorded. On a quarterly and annual basis the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

Employee Benefit Plans

     The Company sponsors pension and other retirement plans in various forms covering employees who meet specified eligibility requirements. The reported expense and liability associated with these plans require an extensive use of assumptions which include the discount rate, expected return on plan assets and rate of future compensation increases as determined by the Company. Management determines these assumptions based upon currently available market and industry data, historical performance of the plan and its assets, and consultation with an independent consulting actuarial firm. These assumptions used by the Company may differ materially from actual results due to changing market and economic conditions, higher or lower withdrawal rates or longer or shorter life spans of the participants. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

SIGNIFICANT ACCOUNTING POLICIES

Investments

     The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These adjustments are recorded as investment losses. The assessment of whether such impairment has occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors, as described in "Summary of Critical Accounting Estimates--Investments," about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential.

     The Company's review of its fixed maturity and equity securities for impairments also includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

     Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis. Amortization of premium and accretion of discount on fixed maturity securities are recorded using the effective interest method.

     Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the mortgage loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral or the loan's market value if the loan is being sold. The Company also establishes allowances for loan loss when a loss contingency exists for pools of

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES loans with similar characteristics, for example, mortgage loans based on similar property types and loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Changes in valuation allowances are included in net investment gains and losses. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded investment. Real estate acquired upon foreclosure of commercial and agricultural mortgages loans are recorded at the lower estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

     Policy loans are stated at unpaid principal balances.

Other Limited Partnership Interests

     The Company's participation in limited partnership interests consists of investing in public and private debt and equity securities, as well as investing in other limited partnerships established for the purpose of investing in low-income housing that qualifies for federal tax credits. The Company uses the equity method of accounting for investments in limited partnership interests in which it has more than a minor interest, has influence over the partnership's operating and financial policies, does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method for minor interest investments and when it has virtually no influence over the partnership's operating and financial policies.

     Short-term investments are stated at amortized cost, which approximates fair value.

Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, or other financial indices. Derivatives may be exchange traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps and forwards, to manage its various risks. Additionally, the Company can enter into income generation and replication derivatives as permitted by its Derivatives Use Plan. Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), as amended, changes in the fair value of the derivative are reported in net investment gains (losses).

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item. The Company had no fair value hedges during the years ended December 31, 2005, 2004, and 2003.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     In a hedge of a net investment in a foreign operation, changes in the fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The Company had no foreign operations, nor hedges of net investments in foreign operations during the years ended December 31, 2005, 2004, and 2003.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains (losses).

     The Company can be a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated under SFAS 133. If the instrument would not be accounted for in its entirety at fair value and it is
                                        12
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              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses).

Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from 5 to 10 years for leasehold improvements and 3 to 7 years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $15 million at December 31, 2005 and 2004. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $6 million and $5 million at December 31, 2005 and 2004, respectively. Related depreciation and amortization expense was less than $1 million for the years ended December 31, 2005, 2004 and 2003.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $38 million and $36 million at December 31, 2005 and 2004, respectively. Accumulated amortization of capitalized software was $31 million and $27 million at December 31, 2005 and 2004, respectively. Related amortization expense was $4 million, $6 million and $7 million for the years ended December 31, 2005, 2004 and 2003, respectively.

Deferred Policy Acquisition Costs

     The costs of acquiring new and renewal insurance business that vary with, and are primarily related to, the production of that business are deferred. Such costs consist principally of commissions and agency and policy issue expenses.

     DAC is amortized with interest over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, DAC is amortized in proportion to the present value of estimated profits from investment, mortality, expense margins and surrender charges. Interest rates used to compute the present value of estimated gross margins and profits are based on rates in effect at the inception of the contracts.

     Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of DAC. This practice assumes that the expectation for long-term equity investment appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of DAC. When appropriate, management revises its assumptions of the estimated profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

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              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

     DAC for non-participating traditional life, non-medical health and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums made at the date of policy issuance and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

     Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

Liability for Future Policy Benefits and Policyholder Account Balances

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 4% to 5%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

     Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of the present value of future benefit payments and related expenses less the present value of future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. The average interest rate for the aggregate future policy benefit liabilities is 6%.

     Participating business represented approximately 3% of the Company's life insurance in-force, and 9% of the number of life insurance policies in-force, at December 31, 2005 and 2004. Participating policies represented approximately 43% and 45%, 51% and 74%, and 52% and 73% of gross and net life insurance premiums for the years ended December 31, 2005, 2004 and 2003, respectively.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4% to 8%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. The average interest rate used in establishing such liabilities is approximately 3%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 4% to 7%.

     Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase. Policyholder account balances are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 1% to 10%, less expenses, mortality charges, and withdrawals.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary guarantees and paid-up guarantees relating to certain life policies as follows:

     - Annuity guaranteed death benefit liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the liabilities are consistent with those used for amortizing DAC, including the mean reversion assumption. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poors 500 Index ("S&P"). The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed income benefit liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for calculating such guaranteed income benefit liabilities are consistent with those used for calculating the guaranteed death benefit liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates a percentage of the potential annuitizations that may be elected by the contractholder.

     - Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary liabilities are consistent with those used for amortizing DAC. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company offers certain variable annuity products with guaranteed minimum benefit riders as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB"s) guarantee a policyholder return of the purchase payment plus a bonus amount via partial withdrawals, even if the account value is reduced to zero, provided that the policyholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract. When an additional purchase payment is made, the guaranteed withdrawal amount is set equal to the greater of (i) the guaranteed withdrawal amount before the purchase payment or (ii) the benefit base after the purchase payment. The benefit base increases by additional purchase payments plus a bonus amount and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also change as a result of an optional reset as defined in the contract. The benefit base can be reset to the account balance on the date of the reset if greater than the benefit base before the reset. The GMWB is an embedded derivative, which is measured at fair value separately from the host variable annuity product. The risk associated with GMWBs was transferred to an affiliate through a financial reinsurance agreement. The fair value of GMWBs, included in policyholder account balances, and the financial reinsurance agreement, included in premiums and other receivables, was $1 million and $1 million, respectively, at December 31, 2005.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The fair value of the GMWBs is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. In measuring the fair value of GMWBs, the Company attributes a portion of the fees collected from the policyholder equal to the present value of expected future guaranteed minimum withdrawal and accumulation benefits. GMWBs are reported in policyholder account balances and the changes in fair value are reported in net investment gains (losses). Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

Other Policyholder Funds

     Other policyholder funds includes policy and contract claims and unearned policy and contract fees.

Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges. Separate account investment management and advisory fees are also included in universal life and investment-type product income. Such revenues are recognized in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

Other Revenues

     Other revenues include broker/dealer commissions and fees, advisory fees and administrative fees. Such commissions and fees are recognized in the period in which services are performed.

Policyholder Dividends

     Policyholder dividends are approved annually by the Company's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by it's insurance subsidiaries.

Federal Income Taxes

     The Company joins with MetLife and its includable affiliates in filing a consolidated Federal income tax return. The consolidating companies have executed a tax allocation agreement. Under the agreement, current Federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments (receive reimbursements) to MetLife to the extent that their income (losses and other credits) contributes to (reduces) the consolidated federal tax expense (benefit). The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return. The Company files state income tax returns on an individual corporate basis. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured at the balance sheet dates and are recorded as deferred income tax assets and liabilities. Valuation allowances are established when

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES management assesses, based on available information, that it is more likely than not that deferred income tax assets will not be realized.

Reinsurance

     The Company has reinsured certain of its insurance contracts with other insurance companies under various agreements. For reinsurance contracts that transfer sufficient underwriting risk, reinsurance premiums, commissions, expense reimbursements, benefits and liabilities related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts due from reinsurers for long-duration arrangements, are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits. DAC is reduced by amounts recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Effective with the adoption of Statement of Position ("SOP") 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"), on January 1, 2004, the Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income. There was no impact on the Company's reporting of separate accounts.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

Application of Recent Accounting Pronouncements

     In February 2006, the FASB issued SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging ("SFAS 133") and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155 (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (iv) eliminates the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest. SFAS 155 will be applied prospectively and is effective for all financial instruments acquired or issued for fiscal years beginning after September 15, 2006. SFAS 155 is not expected to have a material impact on the Company's consolidated financial statements.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The FASB has issued additional guidance relating to derivative financial instruments as follows:

     - In June 2005, the FASB cleared SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarified that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS No. 133. Issue B39 clarified that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. Issues B38 and B39, which must be adopted as of the first day of the first fiscal quarter beginning after December 15, 2005, did not have a material impact on the Company's consolidated financial statements.

     - Effective October 1, 2003, the Company adopted SFAS 133 Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments ("Issue B36"). Issue B36 concluded that
       (i) a company's funds withheld payable and/or receivable under certain reinsurance arrangements; and (ii) a debt instrument that incorporates credit risk exposures that are unrelated or only partially related to the creditworthiness of the obligor include an embedded derivative feature that is not clearly and closely related to the host contract. Therefore, the embedded derivative feature is measured at fair value on the balance sheet and changes in fair value are reported in income.

     - Effective July 1, 2003, the Company adopted SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities ("SFAS 149"). SFAS 149 amended and clarified the accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. Except for certain previously issued and effective guidance, SFAS 149 was effective for contracts entered into or modified after June 30, 2003. The Company's adoption of SFAS 149 did not have a significant impact on its consolidated financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FASB Staff Position ("FSP") FAS 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event outside the control of the transferor. FSP 140-2 did not have a material impact on the Company's consolidated financial statements.

     In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and For Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Under SOP 05-1, modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. A replacement contract that is substantially changed will be accounted for as an extinguishment of the replaced contract resulting in a release of unamortized deferred acquisition costs, unearned revenue and deferred sales inducements associated with the replaced contract. The guidance in SOP 05-1 will be applied prospectively and is effective for internal replacements occurring in fiscal

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES years beginning after December 15, 2006. The Company is currently evaluating the impact of SOP 05-1 and does not expect that the pronouncement will have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchange of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amends prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 are effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005 and shall be applied prospectively. SFAS 153 is not expected to have a material impact on the Company's consolidated financial statements at the date of adoption.

     In June 2005, the FASB completed its review of EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities ("SFAS 115"), that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FSP 115-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments ("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's consolidated financial statements, and has provided the required disclosures.

     In June 2005, the EITF reached consensus on Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. The adoption of this provision of EITF 04-5 did not have a material impact on the Company's consolidated financial statements. EITF 04-5 must be adopted by January 1, 2006 for all other limited partnerships through a cumulative effect of a change in accounting principle recorded in opening equity or it may be applied retrospectively by adjusting prior period financial statements. The adoption of this provision of EITF 04-5 did not have a material impact on the Company's consolidated financial statements.

     In May 2005, the FASB issued SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). The statement requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

     In December 2004, the FASB issued FSP 109-2, Accounting and Disclosure Guidance for the Foreign Earnings Repatriation Provision within the American Jobs Creation Act of 2004 ("AJCA"). The AJCA introduced a one-time dividend received deduction on the repatriation of certain earnings to a U.S. taxpayer. FSP 109-2 provides companies additional time beyond the financial reporting period of enactment to evaluate the effects of the AJCA on their plans to repatriate foreign earnings for purposes of applying SFAS 109, Accounting for Income Taxes. The

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

Company is currently evaluating the repatriation provision of the AJCA. If the repatriation provision is implemented by the Company, the impact on the Company's income tax expense and deferred income tax assets and liabilities would be immaterial.

     Effective July 1, 2004, the Company adopted EITF Issue No. 03-16. Accounting for Investments in Limited Liability Companies ("EITF 03-16"). EITF 03-16 provides guidance regarding whether a limited liability company should be viewed as similar to a corporation or similar to a partnership for purposes of determining whether a noncontrolling investment should be accounted for using the cost method or the equity method of accounting. EITF 03-16 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2004, the Company adopted SOP 03-1, as interpreted by a Technical Practices Aid issued by the AICPA. SOP 03-1 provides guidance on (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. In June 2004, the FASB released Staff Position Paper No. 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability ("FSP 97-1") which included clarification that unearned revenue liabilities should be considered in determining the necessary insurance benefit liability required under SOP 03-1. Since the Company had considered unearned revenue in determining its SOP 03-1 benefit liabilities, FSP 97-1 did not impact its consolidated financial statements. As a result of the adoption of SOP 03-1, effective January 1, 2004, the Company decreased future policyholder benefits for various guaranteed minimum death and income benefits, net of DAC and unearned revenue liability offsets under certain variable annuity and universal life contracts by approximately $8 million, net of income tax, which has been reported as a cumulative effect of a change in accounting. The application of SOP 03-1 increased the Company's 2004 net income by $9 million, including the cumulative effect of adoption.

     In December 2003, the FASB revised SFAS No. 132, Employers' Disclosures about Pensions and Other Postretirement Benefits--an Amendment of FASB Statements No. 87, 88 and 106 ("SFAS 132(r)"). SFAS 132(r) retains most of the disclosure requirements of SFAS 132 and requires additional disclosure about assets, obligations, cash flows and net periodic benefit cost of defined benefit pension plans and other postretirement plans. SFAS 132(r) is primarily effective for fiscal years ending after December 15, 2003; however, certain disclosures about foreign plans and estimated future benefit payments were effective for fiscal years ending after June 15, 2004. The Company's adoption of SFAS 132(r) on December 31, 2003 did not have a significant impact on its consolidated financial statements since it only revised disclosure requirements.

     In May 2004, the FASB issued FSP 106-2, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("FSP 106-2"), which provides accounting guidance to a sponsor of a postretirement health care plan that provides prescription drug benefits. The Company is a participant in a multi-employer plan that has been determined not to be actuarially equivalent to benefits under Medicare Part D and therefore is not eligible to receive the subsidies on prescription drugs under the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("2003 Act"). The Company is also a participant in a postretirement benefit plan sponsored by Metropolitan Life for which the Company has no legal obligation but is allocated its share of net expense based on salary ratios. Metropolitan Life expects to receive subsidies on prescription drug benefits under the 2003 Act beginning in 2006 based on its determination that the prescription drug benefits offered under certain postretirement plans are actuarially equivalent to the benefits offered under Medicare Part D. FSP 106-2 was effective for interim periods beginning after June 15, 2004 and provides for either retroactive application to the date of enactment of the legislation or prospective application from the date of adoption of FSP 106-2. Effective July 1, 2004, Metropolitan Life adopted FSP 106-2 prospectively and the postretirement benefit plan assets and accumulated benefit obligation were remeasured to determine the effect of the expected subsidies on net periodic postretirement benefit cost. As a result, the Company's share of the net periodic postretirement benefit cost was reduced by $1 million for 2004. Metropolitan Life's adoption of FSP 106-2,

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES regarding accumulated postretirement benefit obligation, did not have a significant impact on the Company's consolidated financial statements.

     In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity ("SFAS 150"). SFAS 150 clarifies the accounting for certain financial instruments with characteristics of both liabilities and equity and requires that those instruments be classified as a liability or, in certain circumstances, an asset. SFAS 150 is effective for financial instruments entered into or modified after May 31, 2003 and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of SFAS 150, as of January 1, 2004, required the Company to reclassify $100 million of mandatorily redeemable preferred stock from stockholder's equity to liabilities. Dividends in 2005 and 2004 on the mandatorily redeemable preferred stock were recorded as interest expense (See Note 10).

     During 2003, the Company adopted FIN 46, Consolidation of Variable Interest Entities--An Interpretation of ARB No. 51 and its December 2003 revision ("FIN 46(r)"). A variable interest entity is defined as (i) any entity in which the equity investments at risk in such entity do not have the characteristics of a controlling financial interest, or (ii) any entity that does not have sufficient equity at risk to finance its activities without additional subordinated support from other parties. The adoption of FIN 46 and FIN 46(r) did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2003, the Company adopted FIN No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees and expands financial statement disclosures for others. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 did not have a significant impact on the Company's consolidated financial statements. See Note 8.

     Effective January 1, 2003, the Company adopted SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. The adoption of SFAS 145 did not have a significant impact on the Company's consolidated financial statements.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

2.  INVESTMENTS

FIXED MATURITIES BY SECTOR AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables set forth the cost or amortized cost, gross unrealized gain and loss, and estimated fair value of the Company's fixed maturities by sector and equity securities, the percentage of the total fixed maturities holdings that each sector represents and the percentage of the total equity securities at:

                                                                      DECEMBER 31, 2005
                                                        ---------------------------------------------
                                                                       GROSS
                                                         COST OR     UNREALIZED
                                                        AMORTIZED   ------------   ESTIMATED    % OF
                                                          COST      GAIN   LOSS    FAIR VALUE   TOTAL
                                                        ---------   ----   -----   ----------   -----
                                                                        (IN MILLIONS)
Fixed Maturities
  U.S. corporate securities...........................    $438      $15    $  4       $449       55.6%
  Residential mortgage-backed securities..............     165        1       1        165       20.5
  Foreign corporate securities........................     146        2       2        146       18.1
  U.S. treasury/agency securities.....................      30       --      --         30        3.7
  Commercial mortgage-backed securities...............       1       --      --          1        0.1
  Asset-backed securities.............................       2       --      --          2        0.3
  Foreign government securities.......................      14       --      --         14        1.7
                                                          ----      ---    -----      ----      -----
     Total fixed maturities...........................    $796      $18    $  7       $807      100.0%
                                                          ====      ===    =====      ====      =====

                                                                      DECEMBER 31, 2004
                                                        ---------------------------------------------
                                                                       GROSS
                                                         COST OR     UNREALIZED
                                                        AMORTIZED   ------------   ESTIMATED    % OF
                                                          COST      GAIN   LOSS    FAIR VALUE   TOTAL
                                                        ---------   ----   -----   ----------   -----
                                                                        (IN MILLIONS)
Fixed Maturities
  U.S. corporate securities...........................    $503      $26    $  1        528       62.4%
  Residential mortgage-backed securities..............     145        2      --        147       17.4
  Foreign corporate securities........................      89        4      --         93       11.0
  U.S. treasury/agency securities.....................      66        1      --         67        7.9
  Foreign government securities.......................      11       --      --         11        1.3
                                                          ----      ---    -----      ----      -----
     Total fixed maturities...........................    $814      $33    $  1       $846      100.0%
                                                          ====      ===    =====      ====      =====
Equity Securities
  Common stocks.......................................    $  1      $--    $ --       $  1      100.0%
                                                          ====      ===    =====      ====      =====

     The Company held foreign currency derivatives with a notional amount of $10 million to hedge the exchange risk associated with foreign bonds and loans for both the years ended December 31, 2005 and 2004.

     Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

     The Company held fixed maturities that were below investment grade or not rated by an independent rating agency at estimated fair values that totaled $24 million and $20 million at December 31, 2005 and 2004, respectively. These securities had a net unrealized gain of $1 million and $2 million at December 31, 2005 and 2004, respectively. There were no non-income producing fixed maturities at December 31, 2005. Non-income producing fixed maturities were less than $1 million at December 31, 2004. There were no unrealized gains (losses)

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES associated with non-income producing fixed maturities at December 31, 2005. Unrealized gains associated with non-income producing fixed maturities were less than $1 million at December 31, 2004.

     The cost or amortized cost and estimated fair value of bonds at December 31, 2005 and 2004, by contractual maturity date (excluding scheduled sinking funds) are shown below:

                                                                 DECEMBER 31,
                                                -----------------------------------------------
                                                         2005                     2004
                                                ----------------------   ----------------------
                                                 COST OR                  COST OR
                                                AMORTIZED   ESTIMATED    AMORTIZED   ESTIMATED
                                                  COST      FAIR VALUE     COST      FAIR VALUE
                                                ---------   ----------   ---------   ----------
                                                                 (IN MILLIONS)
Due in one year or less.......................    $ 27         $ 27        $ 85         $ 85
Due after one year through five years.........     198          200         208          214
Due after five years through ten years........     303          307         272          290
Due after ten years...........................     100          105         104          110
                                                  ----         ----        ----         ----
          Subtotal............................     628          639         669          699
Mortgage-backed, commercial mortgage-backed
  and other asset-backed securities...........     168          168         145          147
                                                  ----         ----        ----         ----
          Total fixed maturities..............    $796         $807        $814         $846
                                                  ====         ====        ====         ====

     Bonds not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     Sales or disposals of fixed maturities and equity securities classified as available-for-sale were as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2005      2004      2003
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
Proceeds....................................................   $377      $158       $53
Gross investment gains......................................   $  1      $ 17       $ 6
Gross investment losses.....................................   $ (5)     $ (1)      $(1)

     There were no writedowns for other-than-temporarily impaired available-for-sale fixed maturities and equity securities recorded during the years ended December 31, 2005 and December 31, 2004. Gross investment losses above exclude writedowns recorded during the year ended December 31, 2003 for other-than-temporarily impaired available-for-sale fixed maturities and equity securities of $1 million.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment or are attributable to declines in fair value occurring in the period of disposition.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

UNREALIZED LOSSES FOR FIXED MATURITIES AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables show the estimated fair values and gross unrealized losses of the Company's fixed maturities in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position at December 31, 2005 and 2004:

                                                               DECEMBER 31, 2005
                                    ------------------------------------------------------------------------
                                                              EQUAL TO OR GREATER
                                     LESS THAN 12 MONTHS         THAN 12 MONTHS               TOTAL
                                    ----------------------   ----------------------   ----------------------
                                    ESTIMATED     GROSS      ESTIMATED     GROSS      ESTIMATED     GROSS
                                      FAIR      UNREALIZED     FAIR      UNREALIZED     FAIR      UNREALIZED
                                      VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                    ---------   ----------   ---------   ----------   ---------   ----------
                                                 (IN MILLIONS, EXCEPT FOR NUMBER OF SECURITIES)
U.S. corporate securities.........    $183        $   4         $13        $  --        $196        $   4
Residential mortgage-backed
  securities......................      86            1           1           --          87            1
Foreign corporate securities......     104            2          --           --         104            2
U.S. treasury/agency securities...      17           --           1           --          18           --
Commercial mortgage-backed
  securities......................       1           --          --           --           1           --
Asset-backed securities...........       2           --          --           --           2           --
                                      ----        -----         ---        -----        ----        -----
  Total fixed maturities..........    $393        $   7         $15        $  --        $408        $   7
                                      ====        =====         ===        =====        ====        =====
Total number of securities in an
  unrealized loss position........     158                       26                      184
                                      ====                      ===                     ====

                                                                DECEMBER 31, 2004
                                    --------------------------------------------------------------------------
                                                             EQUAL TO OR GREATER THAN
                                     LESS THAN 12 MONTHS            12 MONTHS                   TOTAL
                                    ----------------------   ------------------------   ----------------------
                                    ESTIMATED     GROSS      ESTIMATED       GROSS      ESTIMATED     GROSS
                                      FAIR      UNREALIZED      FAIR      UNREALIZED      FAIR      UNREALIZED
                                      VALUE        LOSS        VALUE         LOSS         VALUE        LOSS
                                    ---------   ----------   ----------   -----------   ---------   ----------
                                                  (IN MILLIONS, EXCEPT FOR NUMBER OF SECURITIES)
U.S. corporate securities.........    $ 94        $   1         $--          $  --        $ 94        $   1
Residential mortgage-backed
  securities......................      21           --          --             --          21           --
Foreign corporate securities......      10           --          --             --          10           --
U.S. treasury/agency securities...      47           --           1             --          48           --
                                      ----        -----         ---          -----        ----        -----
  Total fixed maturities..........    $172        $   1         $ 1          $  --        $173        $   1
                                      ====        =====         ===          =====        ====        =====
Total number of securities in an
  unrealized loss position........      32                        2                         34
                                      ====                      ===                       ====

     The Company did not have equity securities in an unrealized loss position at December 31, 2005 and 2004.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

AGING OF GROSS UNREALIZED LOSSES FOR FIXED MATURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized losses and number of securities for fixed maturities at December 31, 2005 and 2004, where the estimated fair value had declined and remained below cost or amortized cost by less than 20% or 20% or more for:

                                                                DECEMBER 31, 2005
                                           ------------------------------------------------------------
                                                COST OR          GROSS UNREALIZED        NUMBER OF
                                             AMORTIZED COST           LOSSES             SECURITIES
                                           ------------------   ------------------   ------------------
                                           LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                              20%       MORE       20%       MORE       20%       MORE
                                           ---------   ------   ---------   ------   ---------   ------
                                                  (IN MILLIONS, EXCEPT FOR NUMBER OF SECURITIES)
Less than six months.....................    $335      $  --      $   5     $  --       115         --
Six months or greater but less than nine
  months.................................      16         --          1        --        14         --
Nine months or greater but less than
  twelve months..........................      49         --          1        --        29         --
Twelve months or greater.................      15         --         --        --        26         --
                                             ----      -----      -----     -----       ---      -----
  Total..................................    $415      $  --      $   7     $  --       184         --
                                             ====      =====      =====     =====       ===      =====

                                                                DECEMBER 31, 2004
                                           ------------------------------------------------------------
                                                COST OR          GROSS UNREALIZED        NUMBER OF
                                             AMORTIZED COST           LOSSES             SECURITIES
                                           ------------------   ------------------   ------------------
                                           LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                              20%       MORE       20%       MORE       20%       MORE
                                           ---------   ------   ---------   ------   ---------   ------
                                                  (IN MILLIONS, EXCEPT FOR NUMBER OF SECURITIES)
Less than six months.....................    $151      $  --      $   1     $  --       28          --
Six months or greater but less than nine
  months.................................      22         --         --        --        4          --
Twelve months or greater.................       1         --         --        --        2          --
                                             ----      -----      -----     -----       --       -----
  Total..................................    $174      $  --      $   1     $  --       34          --
                                             ====      =====      =====     =====       ==       =====

     As of December 31, 2005, $7 million of unrealized losses related to securities with an unrealized loss position less than 20% of cost or amortized cost, which represented 2% of the cost or amortized cost of such securities. As of December 31, 2004, $1 million of unrealized losses related to securities with an unrealized loss position less than 20% of cost or amortized cost, which represented 1% of the cost or amortized cost of such securities.

     As of December 31, 2005 and 2004, there were no unrealized losses related to securities with an unrealized loss position greater than 20% of cost or amortized cost.

     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. The increase in the unrealized losses during 2005 is principally driven by an increase in interest rates during the year. Based upon the Company's evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in rates during the year, and the Company's intent and ability to hold the fixed income securities with unrealized losses for a period of time sufficient for them to recover; the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

ASSETS ON DEPOSIT

     The Company had investment assets on deposit with regulatory agencies with a fair market value of $3 million at December 31, 2005 and 2004, consisting primarily of fixed maturity securities.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

MORTGAGE LOANS ON REAL ESTATE

     The Company had commercial mortgage loans on real estate of $9 million at both December 31, 2005 and 2004.

     Mortgage loans are collateralized by properties located in the United States. At December 31, 2005, approximately 56% and 44% of the properties were located in California and New York, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

     There were no impaired mortgage loans on real estate at December 31, 2005 and 2004, and accordingly, there were no valuation allowances for mortgage loans on real estate at December 31, 2005 and 2004.

     The Company did not recognize interest income on impaired loans for the years ended December 31, 2005, 2004, and 2003.

     The Company did not have restructured loans at December 31, 2005 and 2004.

     There were no mortgage loans on real estate with scheduled payments of 60 days or more past due or in foreclosure at December 31, 2005 and 2004.

NET INVESTMENT INCOME

     The components of net investment income were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                              2005      2004      2003
                                                              -----     -----     -----
                                                                    (IN MILLIONS)
Fixed maturities............................................   $44       $37       $35
Equity securities...........................................    --        --         1
Policy loans................................................    18        17        16
Other limited partnership interests.........................     3         1         3
Cash, cash equivalents and short-term investments...........     2         1         1
Other.......................................................     2         2        --
                                                               ---       ---       ---
          Total.............................................    69        58        56
Less: Investment expenses...................................     3         3         3
                                                               ---       ---       ---
          Net investment income.............................   $66       $55       $53
                                                               ===       ===       ===

NET INVESTMENT GAINS (LOSSES)

     Net investment gains (losses) were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                              2005      2004      2003
                                                              -----     -----     -----
                                                                    (IN MILLIONS)
Fixed maturities............................................   $(4)      $ 2       $ 5
Equity securities...........................................    --        14        (1)
Derivatives.................................................     1        --        --
Other.......................................................    (1)       (1)       --
                                                               ---       ---       ---
          Net investment gains (losses).....................   $(4)      $15       $ 4
                                                               ===       ===       ===

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income, were as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2005      2004      2003
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
Fixed maturities............................................    $11      $ 32      $ 35
Equity securities...........................................     --        --        12
Derivatives.................................................     (3)       (5)       (3)
Other.......................................................     (1)       (1)       (1)
                                                                ---      ----      ----
          Total.............................................      7        26        43
                                                                ---      ----      ----
Amounts allocated from:
          DAC...............................................     (2)       (4)       (5)
Deferred income taxes.......................................     (2)       (8)      (14)
                                                                ---      ----      ----
          Total.............................................     (4)      (12)      (19)
                                                                ---      ----      ----
          Net unrealized investment gains (losses)..........    $ 3      $ 14      $ 24
                                                                ===      ====      ====

     The changes in net unrealized investment gains (losses) were as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2005      2004      2003
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
Balance, beginning of year..................................   $ 14      $ 24      $ 24
Unrealized investment gains (losses) during the year........    (19)      (17)       18
Unrealized investment gains (losses) relating to:
          Deferred policy acquisition costs.................      2         1       (14)
Deferred income taxes.......................................      6         6        (4)
                                                               ----      ----      ----
Balance, end of year........................................   $  3      $ 14      $ 24
                                                               ----      ----      ----
Net change in unrealized investment gains (losses)..........   $(11)     $(10)     $ --
                                                               ====      ====      ====

3.  DERIVATIVE FINANCIAL INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS

     The following table provides a summary of the notional amounts and current market or fair value of derivative financial instruments held at:

                                                   DECEMBER 31, 2005                 DECEMBER 31, 2004
                                            -------------------------------   -------------------------------
                                                        CURRENT MARKET OR                 CURRENT MARKET OR
                                                            FAIR VALUE                        FAIR VALUE
                                            NOTIONAL   --------------------   NOTIONAL   --------------------
                                             AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                            --------   ------   -----------   --------   ------   -----------
                                                                      (IN MILLIONS)
Foreign currency swaps....................    $10       $--         $3          $10       $--         $5
Credit default swaps......................     31        --         --           --        --         --
                                              ---       ---         --          ---       ---         --
  Total...................................    $41       $--         $3          $10       $--         $5
                                              ===       ===         ==          ===       ===         ==

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The above table does not include notional values for equity variance swaps. At December 31, 2005 and 2004, the Company owned 500 and 0 equity variance swap contracts, respectively. Market values for equity variance swaps were insignificant and were not included in the preceding table.

     The following table provides a summary of the notional amounts of derivative financial instruments by maturity at December 31, 2005:

                                                                       REMAINING LIFE
                                                   ------------------------------------------------------
                                                              AFTER ONE    AFTER FIVE
                                                                 YEAR         YEAR
                                                   ONE YEAR    THROUGH      THROUGH     AFTER TEN
                                                   OR LESS    FIVE YEARS   TEN YEARS      YEARS     TOTAL
                                                   --------   ----------   ----------   ---------   -----
                                                                       (IN MILLIONS)
Foreign currency swaps...........................    $--         $--          $10          $--       $10
Credit default swaps.............................     --          31           --           --        31
                                                     ---         ---          ---          ---       ---
  Total..........................................    $--         $31          $10          $--       $41
                                                     ===         ===          ===          ===       ===

     Foreign currency swaps are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. As noted above, equity variance swaps are not included in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

HEDGING

     The table below provides a summary of the notional amount and fair value of derivatives by type of hedge designation at:

                                                   DECEMBER 31, 2005                 DECEMBER 31, 2004
                                            -------------------------------   -------------------------------
                                                            FAIR VALUE                        FAIR VALUE
                                            NOTIONAL   --------------------   NOTIONAL   --------------------
                                             AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                            --------   ------   -----------   --------   ------   -----------
                                                                      (IN MILLIONS)
Cash flow.................................    $10       $--         $ 3         $10       $--         $ 5
Non-qualifying............................     31        --          --          --        --          --
                                              ---       ---         ---         ---       ---         ---
  Total...................................    $41       $--         $ 3         $10       $--         $ 5
                                              ===       ===         ===         ===       ===         ===

     The Company recognized insignificant net investment expenses from qualifying hedge settlement payments and insignificant net investment gains (losses) from non-qualifying hedge settlement payments for the years ended December 31, 2005, 2004 and 2003.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

CASH FLOW HEDGES

     The Company designates and accounts for foreign currency swaps used to hedge the foreign currency cash flow exposure of foreign currency denominated investments as cash flow hedges, when they have met the requirements of SFAS 133.

     For the years ended December 31, 2005, 2004 and 2003, the Company recognized insignificant amounts in net investment gains (losses) related to the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

     Presented below is a roll forward of the components of other comprehensive income (loss), before income taxes, related to cash flow hedges:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                              2005      2004       2003
                                                              -----     -----     ------
                                                                    (IN MILLIONS)
Other comprehensive income (loss) balance at the beginning
  of the year...............................................   $(5)      $(3)     $  --
Gains (losses) deferred in other comprehensive income (loss)
  on the effective portion of cash flow hedges..............     2        (2)        (3)
                                                               ---       ---      -----
Other comprehensive income (loss) balance at the end of the
  year......................................................   $(3)      $(5)     $  (3)
                                                               ===       ===      =====

     At December 31, 2005, an insignificant portion of the net deferred loss on derivatives accumulated in other comprehensive income (loss) is expected to be reclassified to earnings during the year ending December 31, 2006.

NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedges: (i) credit default swaps to diversify its credit risk exposure in certain portfolios; (ii) equity variance swaps to economically hedge liabilities; and (iii) credit default swaps to minimize it exposure to adverse movements in credit.

     For the year ended December 31, 2005, the Company recognized as net investment gains (losses) changes in fair value of $1 million. There were no non-qualifying derivative net investment gains (losses) for the years ended December 31, 2004 and 2003.

CREDIT RISK

     The Company may be exposed to credit related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

4.  INSURANCE

Deferred Policy Acquisition Costs

     Information regarding DAC for the years ended December 31, 2005, 2004 and 2003 is as follows:

                                                             DEFERRED POLICY ACQUISITION COSTS
                                                             ---------------------------------
                                                                       (IN MILLIONS)
Balance at January 1, 2003.................................               $1,240
  Capitalizations..........................................                  181
                                                                          ------
  Less: Amortization related to:
     Unrealized investment gains (losses)..................                   14
     Other expenses........................................                  166
                                                                          ------
          Total amortization...............................                  180
                                                                          ------
Balance at December 31, 2003...............................                1,241
  Capitalizations..........................................                  132
                                                                          ------
  Less: Amortization related to:
     Unrealized investment gains (losses)..................                   (1)
     Other expenses........................................                  117
                                                                          ------
          Total amortization...............................                  116
                                                                          ------
  Dispositions and other...................................                   (3)
                                                                          ------
Balance at December 31, 2004...............................                1,254
  Capitalizations..........................................                  131
                                                                          ------
  Less: Amortization related to:
     Unrealized investment gains (losses)..................                   (2)
     Other expenses........................................                   99
                                                                          ------
          Total amortization...............................                   97
                                                                          ------
Balance at December 31, 2005...............................               $1,288
                                                                          ======

     Amortization of DAC is related to (i) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and (ii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

Sales Inducements

     Changes in deferred sales inducements, which are reported within other assets in the consolidated balance sheet, are as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2005              2004
                                                              ------            ------
                                                                   (IN MILLIONS)
Balance at January 1........................................    $27               $23
Capitalization..............................................      8                 7
Amortization................................................     (2)               (3)
                                                                ---               ---
Balance at December 31......................................    $33               $27
                                                                ===               ===

Liabilities for Unpaid Claims and Claim Expenses

     The following table provides an analysis of the activity in the liability for unpaid claims and claim expenses relating to non-medical health policies and contracts, which are reported within future policyholder benefits in the consolidated balance sheet:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2005      2004      2003
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
Balance at January 1........................................   $ 46      $ 41      $ 34
  Less: Reinsurance recoverables............................    (37)      (33)      (28)
                                                               ----      ----      ----
Net balance at January 1....................................      9         8         6
                                                               ----      ----      ----
Incurred related to:
  Current year..............................................      2         1         2
  Prior years...............................................     (1)       --        --
                                                               ----      ----      ----
                                                                  1         1         2
                                                               ----      ----      ----
Paid related to:
  Prior years...............................................     (1)       --        --
                                                               ----      ----      ----
                                                                 (1)       --        --
                                                               ----      ----      ----
Net Balance at December 31..................................      9         9         8
  Add: Reinsurance recoverables.............................     41        37        33
                                                               ----      ----      ----
Balance at December 31......................................   $ 50      $ 46      $ 41
                                                               ====      ====      ====

     Claims and claims adjustment expenses associated with prior periods decreased by $1 million for the year ended December 31, 2005. The change was due to differences between actual benefit periods and expected benefit periods for individual disability income contracts.

Guarantees

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits") and
(ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return").

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee.

     The Company had the following types of guarantees relating to annuity and universal and variable life contracts at:

Annuity Contracts

                                            DECEMBER 31, 2005                DECEMBER 31, 2004
                                      ------------------------------   ------------------------------
                                          IN THE            AT             IN THE            AT
                                      EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                      --------------   -------------   --------------   -------------
                                                               (IN MILLIONS)
RETURN OF NET DEPOSITS
  Account value.....................       $2,187             N/A           $1,670             N/A
  Net amount at risk................          $--(1)          N/A              $10(1)          N/A
  Average attained age of
     contractholders................     58 years             N/A         57 years             N/A
ANNIVERSARY CONTRACT VALUE OR
  MINIMUM RETURN
  Account value.....................       $2,728          $1,994           $2,628          $1,564
  Net amount at risk................          $45(1)           $7(2)           $70(1)           $4(2)
  Average attained age of
     contractholders................     59 years        57 years         60 years        56 years

Universal and Variable Life Contracts

                                                     DECEMBER 31, 2005    DECEMBER 31, 2004
                                                     -----------------    -----------------
                                                         SECONDARY            SECONDARY
                                                        GUARANTEES           GUARANTEES
                                                     -----------------    -----------------
                                                                 (IN MILLIONS)
Account value......................................        $2,782               $2,641
Net amount at risk.................................       $31,330(1)           $32,848(1)
Average attained age of policyholders..............      46 years             45 years

---------------

(1) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

(2) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

     The net amount at risk is based on the direct amount at risk (excluding reinsurance).

     The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts are as follows:

                                                                          UNIVERSAL AND VARIABLE
                                                      ANNUITY CONTRACTS       LIFE CONTRACTS
                                                      -----------------   ----------------------
                                                         GUARANTEED             SECONDARY
                                                       DEATH BENEFITS           GUARANTEES
                                                      -----------------   ----------------------
                                                                    (IN MILLIONS)
Balance at January 1, 2004..........................        $   2                 $   1
Incurred guaranteed benefits........................            1                    --
Paid guaranteed benefits............................           (1)                   (1)
                                                            -----                 -----
Balance at December 31, 2004........................            2                    --
Incurred guaranteed benefits........................           --                     1
                                                            -----                 -----
Balance at December 31, 2005........................        $   2                 $   1
                                                            =====                 =====

     The Company had guaranteed annuitization benefit liabilities on its annuity contracts of $2 million and $1 million at December 31, 2005 and 2004, respectively. The Company reinsures 100% of this liability with an affiliate and has a corresponding recoverable from reinsurers for the same amounts. Therefore, the Company had no net liability at December 31, 2005 and 2004.

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows at:

                                                              YEAR ENDED DECEMBER 31,
                                                              -----------------------
                                                                 2005         2004
                                                              ----------   ----------
                                                                   (IN MILLIONS)
Mutual Fund Groupings
  Equity....................................................    $5,556       $4,947
  Bond......................................................       720          677
  Balanced..................................................       485          442
  Money Market..............................................       171          179
  Specialty.................................................        62           19
                                                                ------       ------
     Total..................................................    $6,994       $6,264
                                                                ======       ======

Separate Accounts

     Separate account assets and liabilities of $9,448 million and $8,707 million at December 31, 2005 and 2004, respectively, are pass-through separate accounts for which the policyholder assumes all investment risk.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $316 million, $301 million and $244 million for the years ended December 31, 2005, 2004 and 2003, respectively.

     For both the years ended December 31, 2005 and 2004, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

5.  REINSURANCE

     The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. The Company has historically reinsured

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES the mortality risk on new life insurance policies primarily on an excess of retention basis or a quota share basis. Until 2005, the Company reinsured up to 90% of the mortality risk for all new individual life insurance policies. This practice was initiated for different products starting at various points in time between the mid-1990's and 2000. During 2005, the Company changed its retention practices for individual life insurance. Amounts reinsured in prior years remain reinsured under the original reinsurance; however, under the new retention guidelines, the Company reinsures up to 90% of the mortality risk in excess of $1 million for most new life insurance policies that it writes. On a case by case basis, the Company may retain up to $5 million per life and reinsures 100% of amounts in excess of the Company's retention limits. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

     In addition to reinsuring mortality risk, the Company reinsures other risks and specific coverages. The Company routinely reinsures certain classes of risks to limit its exposure to particular travel, avocation and lifestyle hazards. Also, the Company currently reinsures 100% of the riders containing guarantee annualization benefits related to variable annuities to an affiliate.

     The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                               2005     2004     2003
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
Direct premiums earned......................................  $ 220    $ 228    $ 233
Reinsurance assumed.........................................     36       --       --
Reinsurance ceded...........................................   (150)    (151)    (145)
                                                              -----    -----    -----
Net earned premiums.........................................  $ 106    $  77    $  88
                                                              =====    =====    =====
Reinsurance recoveries netted against policyholder
  benefits..................................................  $ 145    $ 151    $ 118
                                                              =====    =====    =====

     Written premiums are not materially different than earned premiums presented in preceding table.

     Reinsurance recoverables, included in premiums and other receivables, were $174 million and $162 million at December 31, 2005 and 2004, respectively. Reinsurance and ceded commissions payables, included in other liabilities, were $23 million and $11 million at December 31, 2005 and 2004, respectively.

6.  PREFERRED STOCK

     Effective December 30, 1998, the Company issued 200,000 shares of Series A Adjustable Rate Cumulative Preferred Stock, which are held by MetLife Credit Corporation, an affiliate, at par value of $1,000 per share. Dividends were paid quarterly in arrears at the applicable rate which was recalculated on the first business day after each quarterly dividend payment date based on the product of (1 - the highest federal income tax rate for corporations applicable during such dividend period) times (the "AA" Composite Commercial Paper (Financial) Rate + 180 basis points). The adoption of SFAS 150, as of January 1, 2004, required the Company to reclassify $100 million of mandatorily redeemable preferred stock from stockholder's equity to other liabilities. Under SFAS 150, dividends paid on the Company's preferred stock is treated as interest expense in 2005 and 2004.

     The Company redeemed 100,000 shares on August 5, 2003 with the approval of the Massachusetts Commissioner of Insurance (the "Commissioner"), leaving 100,000 shares outstanding. Under terms of the agreement, the remaining $100 million of Preferred Stock was redeemed in 2005.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     NELICO paid preferred dividends of $3 million, $2 million and $3 million during the years ended December 31, 2005, 2004 and 2003, respectively, with prior approval of the Commissioner.

7.  INCOME TAXES

     The provision (benefit) for income taxes was as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                              2005      2004      2003
                                                              -----     -----     -----
                                                                    (IN MILLIONS)
Current:
  Federal...................................................   $15       $19      $ 15
  State and local...........................................     1         1         1
                                                               ---       ---      ----
                                                                16        20        16
                                                               ---       ---      ----
Deferred:
  Federal...................................................    13        (1)      (10)
                                                               ---       ---      ----
Provision for income taxes..................................   $29       $19      $  6
                                                               ===       ===      ====

     Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported for continuing operations were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                              2005      2004      2003
                                                              -----     -----     -----
                                                                    (IN MILLIONS)
Tax provision at U.S. statutory rate........................   $30       $21       $12
Tax effect of:
  Tax exempt investment income..............................    (4)       (7)       --
  Prior year taxes..........................................     2         2        (6)
  Other, net................................................     1         3        --
                                                               ---       ---       ---
  Provision for income taxes................................   $29       $19       $ 6
                                                               ===       ===       ===

     The Company has been audited by the Internal Revenue Service for the years through and including 1999. In 2004, the Company recorded an adjustment for settlement of all issues relating to the IRS's audit of the Company's tax returns for the years 1997-1999. The current IRS examination covers the years 2000-2002. The Company regularly assesses the likelihood of additional assessments in each taxing jurisdiction resulting from current and subsequent years' examinations. Liabilities for income taxes have been established for future income tax assessments when it is probable there will be future assessments and the amount thereof can be reasonably estimated. Once established, liabilities for uncertain tax positions are adjusted only when there is more information available or when an event occurs necessitating a change to the liabilities. The Company believes that the resolution of income tax matters for open years will not have a material effect on its consolidated financial statements although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                              DECEMBER 31,
                                                              -------------
                                                              2005    2004
                                                              -----   -----
                                                              (IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables..................  $321    $334
  Net operating losses......................................    10      11
  Investments...............................................    --       3
  Other.....................................................     6      --
                                                              ----    ----
                                                               337     348
  Less: Valuation allowance.................................    10      10
                                                              ----    ----
                                                               327     338
Deferred income tax liabilities:
  Investments...............................................     3      --
  Deferred policy acquisition costs.........................   372     361
  Net unrealized investment gains...........................     2       8
  Other.....................................................    --      12
                                                              ----    ----
                                                               377     381
                                                              ----    ----
Net deferred income tax liability...........................   (50)    (43)
                                                              ====    ====

8.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

LITIGATION

     The Company and/or certain affiliates of it have faced claims, including class action lawsuits, alleging improper marketing and sales of individual life insurance policies, annuities or mutual funds. These claims are generally referred to as "sales practices claims."

     The Company and its affiliates continue to defend themselves vigorously against these claims. Some individual sales practices claims have been resolved through settlement, won by dispositive motions, or, in a few instances, have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation or arbitrations relating to the Company's and its affiliates' marketing and sales of individual life insurance, annuities and brokerage products may be commenced in the future.

     On February 21, 2006, the SEC and NES resolved a formal investigation of NES that arose in response to NES informing the SEC that certain systems and controls relating to one NES advisory program were not operating effectively. NES previously provided restitution to the affected clients and the settlement includes additional client payments to be made by NES in the total amount of approximately $2.6 million. No penalties were imposed.

     Prior to filing MetLife's June 30, 2003 Form 10-Q, MetLife announced a $31 million after-tax charge related to New England Financial. MetLife notified the SEC about the nature of this charge prior to its announcement. The SEC opened a formal investigation of the matter and, in December 2004, the Company received a Wells Notice in connection with the SEC investigation. The staff of the SEC has notified the Company that no enforcement action has been recommended against the Company.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Regulatory bodies have contacted the Company or its affiliates and have requested information relating to market timing and late trading of mutual funds and variable insurance products. The Company believes that these inquiries are similar to those made to many financial service companies as part of an industry wide investigation by various regulatory agencies into the practices, policies and procedures relating to trading in mutual fund shares. The Company or its affiliates have responded and are fully cooperating with regard to these information requests and investigations. It is possible that additional requests for information and/or investigations may be commenced against the Company or its affiliates. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

     In February 2006, the Company learned that the SEC commenced a formal investigation of NES in connection with the suitability of its sales of various universal life insurance policies. The Company believes that others in the insurance industry are the subject of similar investigations by the SEC. NES is cooperating fully with the SEC.

     Wilmington Shipping Company ("WSC") and two of its employees have sued the Company for in excess of $5 million in damages in federal court in North Carolina. WSC asserts that the Company advised the investment of pension plan funds in a Developmental Property (real estate) account that caused plan losses of over $2 million. WSC also alleges that the Company failed to give appropriate investment and plan termination advice to WSC plan trustees. The Company has filed a motion for summary judgment.

     The National Association of Security Dealers ("NASD") staff notified NES that it has made a preliminary determination to file charges of violations of the NASD's and the SEC's rules against it. The pending investigation was initiated after NES reported to the NASD that a limited number of mutual fund transactions processed by firm representatives and at the firm's and certain affiliates' consolidated trading desk, during the period April through December 2003, had been received from customers after 4:00 p.m., Eastern time, and received the same day's net asset value. The potential charges of violations of the NASD's and the SEC's rules relate to the processing of transactions received after 4:00 p.m., the firm's maintenance of books and records, supervisory procedures and responses to the NASD's information requests. Under the NASD's procedures, NES has submitted a response to the NASD staff. The NASD staff has not made a formal recommendation regarding whether any action alleging violations of the rules should be filed. NES continues to cooperate fully with the NASD.

Summary

     It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted above in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's consolidated financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

Insolvency Assessments

     Most of the jurisdictions in which the Company is admitted to transact business require life insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assessments levied against the Company were less than $1 million for the years

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES ended December 31, 2005, 2004 and 2003. The Company maintained a liability of less than $1 million, and a related asset for premium tax offsets of less than $1 million, at December 31, 2005 for undiscounted future assessments in respect of currently impaired, insolvent or failed insurers. The Company has established liabilities for guaranty fund assessments that it considers adequate for assessments with respect to insurers that are currently subject to insolvency proceedings.

COMMITMENTS

LEASES

     The Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum gross rental payments and minimum sublease income relating to these lease agreements were as follows:

                                                               GROSS
                                                               RENTAL    SUBLEASE
                                                              PAYMENTS    INCOME
                                                              --------   --------
                                                                 (IN MILLIONS)
2006........................................................    $17        $ 8
2007........................................................    $14        $ 7
2008........................................................    $ 8        $ 5
2009........................................................    $ 5        $--
2010........................................................    $ 4        $--
Thereafter..................................................    $ 3        $--

GUARANTEES

     In the course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In particular, NELICO is a member in Advisors and owns 100% of the voting interest in Advisors. In the normal course of business, Advisors provides certain indemnifications to counterparties in contracts that cover certain third party claims and lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. The maximum potential obligation under the indemnities is not specified or applicable. Since these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies other of its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

     The Company's recorded liabilities at December 31, 2005 and 2004 for indemnities, guarantees and commitments is insignificant.

9.  EMPLOYEE BENEFIT PLANS

     The Company participated in multi-employer plans that provide pension and other postretirement benefits. Effective March 1, 2005, the multi-employer postretirement plan was amended and revalued as a new single

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES employer postretirement plan. Contributions of $10 million, $13 million and $14 million were made to these multi-employer plans for the years ended December 31, 2005, 2004, and 2003, respectively.

     The Company used a December 31 measurement date for its single employer postretirement plan.

     A summary of assets, obligations and assumptions of the new other postretirement benefit plan, a non-qualified plan at December 31, 2005, is as follows:

                                                              DECEMBER 31, 2005
                                                              -----------------
                                                               OTHER BENEFITS
                                                              -----------------
                                                                (IN MILLIONS)
Change in projected benefit obligation
  Projected benefit obligation at beginning of year.........        $ 23
  Interest cost.............................................           1
  Participants' contributions...............................           2
  Benefits paid.............................................          (2)
  Actuarial (gain) loss.....................................          (1)
                                                                    ----
  Projected benefit obligation at end of year...............        $ 23
                                                                    ====
Change in plan assets.......................................        $ --
Reconciliation of funded status
  Funded status--underfunded................................         (23)
  Unrecognized actuarial (gains) losses.....................          (1)
  Unrecognized prior service cost...........................          22
                                                                    ----
  Accrued benefit cost......................................        $ (2)
                                                                    ====
Amounts recognized in the consolidated balance sheet consist of:
  Non-qualified plan accrued benefit liability..............          (2)
                                                                    ----
  Accrued benefit cost......................................        $ (2)
                                                                    ====

     The components of net periodic benefit cost were as follows:

                                                               OTHER BENEFITS
                                                              -----------------
                                                                (IN MILLIONS)
Determination of net periodic benefit cost
  Interest cost.............................................         $1
  Amortization of prior service cost........................          2
                                                                     --
  Net periodic benefit cost.................................         $3
                                                                     ==

     The Company expects to receive subsidies on prescription drug benefits beginning in 2006 under the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("the Prescription Drug Act"). The postretirement plan's accumulated benefit obligation was remeasured effective March 1, 2005 in order to determine the effect of the expected subsidies on the net periodic postretirement benefit cost. As a result, the accumulated postretirement benefit obligation was reduced by $1 million at March 1, 2005, which will be recognized as adjustments of future benefits through the amortization of actuarial losses (gains). In accordance with FSP 106-2, on a prospective basis, the net periodic postretirement benefit cost for 2005 was reduced by $140 thousand. The reduction of the net periodic benefit cost is due to reductions in service cost of $1 thousand, interest cost of $55 thousand, and amortization of prior actuarial loss of $84 thousand. An additional $86 thousand reduction in the December 31, 2005 accumulated other postretirement benefit obligation is the result of an actuarial loss recognized during the

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES year resulting from updated assumptions including a 2005 participant census and new claims cost experience and the effect of a December 31, 2005 change in the discount rate. The reduction of the accumulated postretirement benefit obligation related to the Prescription Drug Act was $1 million as of December 31, 2005.

     The Company also participates in noncontributory defined benefit pension plans and a post retirement benefit plan sponsored by Metropolitan Life. The Company has no legal obligation under these plans and the Company's share of net expenses is allocated based on salary ratios. The Company's share of pension expenses was $6 million, $5 million and $7 million for the years ended December 31, 2005, 2004, and 2003, respectively. The Company's share of other postretirement benefit expenses was $3 million, $2 million and $4 million for the years ended December 31, 2005, 2004, and 2003, respectively.

ASSUMPTIONS

     The discount rate assumption used in determining the benefit obligations was 5.80% at December 31, 2005.

     The discount rate assumption used in determining net periodic benefit cost was 5.70% at December 31, 2005.

     The discount rate is based on the yield of a hypothetical portfolio of high-quality debt instruments available on the valuation date measured on a yield to worse basis, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

     The assumed health care cost trend rates used in measuring the accumulated postretirement benefit obligation were as follows:

                                                                  OTHER BENEFITS
                                                             ------------------------
                                                                       2005
                                                             ------------------------
Pre-Medicare eligible claims...............................  9.5% down to 5% in 2014
Medicare eligible claims...................................  11.5% down to 5% in 2018

     Assumed health care cost trend rates may have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                                  ONE PERCENT
                                                              -------------------
                                                              INCREASE   DECREASE
                                                              --------   --------
                                                                (IN THOUSANDS)
Effect on total service and interest cost components........    $ 31      $ (28)
Effect on accumulated postretirement benefit obligation.....    $347      $(317)

CASH FLOWS

     The Company expects to contribute $1 million to its other benefit plan during 2006.

     Gross benefit payments for the next ten years, which reflect expected future service as appropriate, are expected to be as follows:

                                                              OTHER BENEFITS
                                                              --------------
                                                              (IN MILLIONS)
2006........................................................        $2
2007........................................................        $2
2008........................................................        $2
2009........................................................        $2
2010........................................................        $2
2011-2015...................................................        $9

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Gross subsidy payments expected to be received for the next ten years under the Medicare Prescription Drug, Improvement and Modernization Act of 2003 are as follows:

                                                              OTHER BENEFITS
                                                              --------------
                                                              (IN THOUSANDS)
2006........................................................       $398
2007........................................................       $441
2008........................................................       $485
2009........................................................       $ --
2010........................................................       $ --
2011-2015...................................................       $ --

SAVINGS AND INVESTMENT PLANS

     The Company sponsors savings and investment plans for substantially all employees of which the Company matches a portion of employee contributions. The Company contributed $196 thousand, $211 thousand and $415 thousand for the years ended December 31, 2005, 2004 and 2003 respectively.

10.  STOCKHOLDER'S EQUITY

DIVIDEND RESTRICTIONS

     Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Commissioner if such dividends or distributions, together with other dividends or distributions made within the preceding calendar year, exceed the greater of (i) 10% of NELICO's statutory surplus as of the immediately preceding calendar year, or (ii) NELICO's statutory net gain from operations for the immediately preceding calendar year. In addition, dividends cannot be paid from a source other than statutory unassigned funds surplus without prior approval of the Commissioner. Since NELICO's statutory unassigned funds surplus is less than zero, NELICO cannot pay any dividends without prior approval of the Commissioner.

     NELICO paid no common stockholder dividends for the years ended December 31, 2005, 2004 and 2003.

STATUTORY EQUITY AND INCOME

     The Company's state of domicile imposes minimum risk-based capital requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. NELICO exceeded the minimum risk-based capital requirements for all periods presented herein.

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The adoption did not materially impact statutory capital and surplus. Modifications by state insurance departments may impact the effect of Codification on the statutory capital and surplus of the Company.

     Statutory accounting practices differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing securities on a different basis.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Statutory net income of NELICO, a Massachusetts domiciled insurer, was $50 million, $73 million and $49 million for the years ended December 31, 2005, 2004 and 2003, respectively. Statutory capital and surplus, as filed with the Commonwealth of Massachusetts Division of Insurance, was $319 million and $372 million at December 31, 2005 and 2004, respectively.

OTHER COMPREHENSIVE INCOME

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2005, 2004 and 2003 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2005      2004      2003
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
Holding gains (losses) on investments arising during the
  year......................................................   $(24)     $ (5)     $ 20
Income tax effect of holding gains (losses).................      9         2       (16)
Reclassification adjustments:
  Recognized holding (gains) losses included in current year
     income.................................................      3       (16)       (7)
  Amortization of premium and accretion of discounts
     associated with investments............................      2         4         5
  Income tax effect.........................................     (2)        4         2
Allocation of holding gains (losses) on investments relating
  to other policyholder amounts.............................      2         1       (14)
Income tax effect of allocation of holding gains (losses) to
  other policyholder amounts................................     (1)       --        10
                                                               ----      ----      ----
Other comprehensive income (loss)...........................   $(11)     $(10)     $ --
                                                               ====      ====      ====

11.  OTHER EXPENSES

     Other expenses were comprised of the following:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2005     2004     2003
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
Compensation................................................  $  55    $  54    $  69
Commissions.................................................    123      121      194
Interest....................................................      4        2        1
Amortization of DAC.........................................     99      117      166
Capitalization of DAC.......................................   (131)    (132)    (181)
Insurance taxes, licenses, and fees.........................     16       17       17
Agency allowances...........................................     60       56       50
Rent, net of sublease income................................      4        2        4
Minority interest...........................................     54       45       32
Other.......................................................    177      191      197
                                                              -----    -----    -----
  Total other expenses......................................  $ 461    $ 473    $ 549
                                                              =====    =====    =====

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

12.  ACQUISITIONS AND DISPOSITIONS

     On October 1, 2004, Newbury, a subsidiary of NELICO, was sold to MetLife. Total assets and liabilities of the entity sold at the date of sale were $33 million and $17 million, respectively. Total net income of the entity sold included in the consolidated statements of income was $1 million for each of the years ended December 31, 2004 and 2003.

     On October 8, 2004, NEPA, a subsidiary of NELICO, was sold to MTL. Total assets and liabilities of the entity sold at the date of sale were $8 million and less than $1 million, respectively. Total net income of the entity sold included in the consolidated statements of income was insignificant for each of the years ended December 31, 2004 and 2003.

     On August 1, 2003 NLS, a subsidiary of NLHC, was sold to MetLife and, as a result, the Company recognized an increase of $7 million to equity. Total assets and liabilities of the entity sold at the date of sale were $21 million and $10 million, respectively. Total net losses of the entity sold included in the consolidated statement of income was ($1) million for the year ended December 31, 2003.

     On October 1, 2003, NLHC and its wholly owned subsidiary, NLA, were sold to MetLife and, as a result, the Company recognized an increase of $4 million to equity. Total assets and liabilities of the entities sold at the date of sale were $7 million and $2 million, respectively. Total net losses of the entities sold, all of which are attributable to NLS, included in the consolidated statement of income.

     During December 2003, NELHC was dissolved. The entity was a wholly owned subsidiary of NELICO. The Company assumed a net $16 million in assets and liabilities, including the ownership of Advisors and NES. The Company recognized no gain or loss on this dissolution.

13.  FAIR VALUE INFORMATION

     The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

     Amounts related to the Company's financial instruments were as follows:

                                                              CARRYING   ESTIMATED
                                                               VALUE     FAIR VALUE
                                                              --------   ----------
DECEMBER 31, 2005                                                 (IN MILLIONS)
Assets:
  Fixed maturities..........................................    $807        $807
  Mortgage loans on real estate.............................    $  9        $  9
  Policy loans..............................................    $327        $327
  Short-term investments....................................    $ 52        $ 52
  Cash and cash equivalents.................................    $  6        $  6
Liabilities:
  Policyholder account balances.............................    $357        $344

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                              CARRYING   ESTIMATED
                                                               VALUE     FAIR VALUE
                                                              --------   ----------
DECEMBER 31, 2004                                                 (IN MILLIONS)
Assets:
  Fixed maturities..........................................    $846        $846
  Equity securities.........................................    $  1        $  1
  Mortgage loans on real estate.............................    $  9        $  9
  Policy loans..............................................    $308        $308
  Short-term investments....................................    $ 30        $ 30
Liabilities:
  Policyholder account balances.............................    $377        $363
  Shares subject to mandatory redemption....................    $100        $100

     The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

FIXED MATURITIES AND EQUITY SECURITIES

     The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

MORTGAGE LOANS ON REAL ESTATE

     Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk.

POLICY LOANS

     The carrying values for policy loans approximate fair value.

CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

POLICYHOLDER ACCOUNT BALANCES

     The fair value of policyholder account balances which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair values of policyholder account balances without final contractual maturities are assumed to equal their current net surrender values.

SHARES SUBJECT TO MANDATORY REDEMPTION

     The fair values of shares subject to mandatory redemption are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities and approximated carrying value.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

DERIVATIVE FINANCIAL INSTRUMENTS

     The fair values of derivative instruments are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

14.  RELATED PARTY TRANSACTIONS

     At December 31, 2004, the Company had long-term debt, in the form of mandatorily redeemable preferred stock, outstanding of $100 million to MetLife Credit Corporation, a wholly owned subsidiary of MetLife. During 2005, the Company redeemed the remaining $100 million of outstanding preferred stock. See
Note 6.

     Effective January 2003, the Company entered into a financial reinsurance agreement with Metropolitan Life. Metropolitan Life assumes substantially all of the Company's supplementary contracts without life contingencies. The Company had policyholder account balances and corresponding recoverables from reinsurers, in premium and other receivables, for the same amount of $50 million and $55 million at December 31, 2005 and 2004, respectively.

     During 2002, the Company received $27 million from Metropolitan Life for the purchase of the Company's computers, furniture and other fixed assets at net book value. Metropolitan Life charged the Company $1 million, $1 million and $2 million for the use of the assets in 2005, 2004 and 2003, respectively.

     Metropolitan Life and the Company have a Master Service Agreement under which Metropolitan Life provides all administrative, accounting, legal and similar services to the Company. Metropolitan Life charged the Company $153 million, $167 million and $175 million for administrative services in 2005, 2004 and 2003, respectively.

     As of December 31, 2005 and 2004, the Company held $37 million and $15 million, respectively, of assets in the Metropolitan Money Market Pool of affiliated companies. These amounts are recorded as short-term investments on the consolidated balance sheets of the Company.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand alone entity.

     In the normal course of business, the Company transfers invested assets, consisting of fixed maturity securities, to and from affiliates. The Company transferred assets with both a cost or amortized cost and fair market value of $3 million for the year ended December 31, 2005. There were no assets transferred in 2004. The realized capital gains (losses) recognized on these transfers were insignificant for the year ended December 31, 2005 and $3 million for the year ended December 31, 2003. The Company purchased assets from affiliates with a fair market value of $4 million and $0 for the years ended December 31, 2005 and 2004, respectively.

PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements

      The following financial statements of the Registrant are included in Part B of this Post-Effective Amendment to the Registration Statement on Form N-4:


      Statement of Assets and Liabilities at December 31, 2005.



      Statement of Operations for the year ended December 31, 2005.



      Statement of Changes in Net Assets for the years ended December 31, 2005 and 2004.



      Notes to Financial Statements--December 31, 2005.


      The following financial statements of the Depositor are included in Part B of this Post-Effective Amendment to the Registration Statement on Form N-4:


      Consolidated Balance Sheets as of December 31, 2005 and 2004.



      Consolidated Statements of Income for the years ended December 31, 2005, 2004 and 2003.



      Consolidated Statements of Stockholder's Equity for the years ended December 31, 2005, 2004 and 2003.



      Consolidated Statements of Cash Flows for the years ended December 31, 2005, 2004 and 2003.


      Notes to Consolidated Financial Statements.

(b) Exhibits

      (1) Resolutions of the Board of Directors of New England Variable Life Insurance Company, the Depositor, establishing the New England Variable Annuity Separate Account (effective July 1, 1994), the Registrant, are incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No. 33-85442) filed on May 1, 1998.

      (2) None.

      (3) (i) Form of Distribution Agreement is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No. 033-85442) filed on May 1, 1998.

      (ii) Form of Selling Agreement with other broker-dealers is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No. 033-85442) filed on May 1, 1998.

      (iii) Additional Form of Selling Agreement with broker-dealers is incorporated herein by reference to the Registration Statement on Form N-4 (No. 033-64879) filed on December 11, 1995.

      (iv) Additional Forms of Selling Agreement are incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 30, 1997.


      (v) Form of Retail Sales Agreement (MLIDC 7-1-05 (LTC)) (filed herewith)






      (4) (i) Form of Variable Annuity Contract is incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-51676) filed on December 12, 2000.

                                      III-1

      (ii) Forms of Endorsements: (Enhanced Dollar Cost Averaging Rider; Three Month Market Entry Rider; Waiver of Withdrawal Charge for Nursing Home or Hospital Confinement Rider; Waiver of Withdrawal Charge for Terminal Illness Rider; Fixed Account Rider for Variable Annuity; Additional Death Benefit Rider [-Earnings Preservation Benefit]; Death Benefit Rider [-Greater of Annual Step-up or 5% Annual decrease]; Death Benefit Rider [-Return of Purchase Payments]; Death Benefit Rider [-Annual Step-up]; Guaranteed Minimum Income Benefit [-Living Benefit]; and Purchase Payment Credit) are incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-51676) filed on December 12, 2000.

      (iii) Form of Variable Annuity Contract is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (No. 333-51676) filed on May 15, 2001.

      (iv) Forms of Endorsements: Fixed Account Rider for Variable Annuity, NEL-500 (05/01; Enhanced Dollar Cost Averaging Rider, NEL-510 (05/01); Three Month Market Entry Rider, NEL 520 (05/01); Death Benefit Rider [-Return of Purchase Payments], NEL-530 (05/01); Death Benefit Rider [-Greater of Annual Step-up or 5% Annual Increase], NEL-540 (05/01); Death Benefit Rider [-Annual Step-up], NEL-550 (05/01); Guaranteed Minimum Income Benefit Rider [-Living Benefit], NEL-560 (05/01); Additional Death Benefit Rider [-Earnings Preservation Benefit], NEL-570 (05/01); Purchase Payment Credit Rider NEL-580 (05/01); Waiver of Withdrawal Charge for Nursing Home or Hospital Confinement Rider, NEL-590 (05/01); Waiver of Withdrawal Charge for Terminal Illness Rider, NEL-595 (05/01); Individual Retirement Annuity Endorsement, NEL-408 (05/01); Roth Individual Retirement Annuity Endorsement, NEL-446 (05/01); 401 Plan Endorsement, NEL-401 (05/01); Tax Sheltered Annuity Endorsement NEL-398 (05/01); Waiver of Withdrawal Charge for Disability Rider VE-6 (05/01); and Unisex Annuity Rates Rider, VE-9 (05/01)) are incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (No. 333-51676) filed on May 15, 2001.

      (v) Forms of Endorsements: Tax Sheltered Annuity Endorsement NEL-398.2 (09/02); 401 Plan Endorsement NEL-401.2 (09/02); Simple Individual Retirement Annuity Endorsement (NEL-439.1 (09/02); Roth Individual Retirement Annuity Endorsement NEL-446.2 (09/02) are incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 (No. 333-51676) filed on April 25, 2003.

      (vi) Form of Endorsement: Guaranteed Minimum Income Benefit Rider -- Living Benefit (NEL-560-1(03/03)) and Individual Retirement Annuity Endorsement (NEL-408.2(9/02)) are incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 (No. 333-51676) filed on April 29, 2004.

      (vii) Form of Guaranteed Withdrawal Benefit Rider NEL-690-1(7/04) is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No. 333-51676) filed on May 19, 2004.

      (viii) Form of Contract Schedule [Bonus, Standard, C, L, or P] V-05/01-2 (7/04) is incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-4 (No. 333-51676) filed on July 16, 2004.

      (ix) Form of Endorsements: Enhanced Dollar Cost Averaging Rider
      NEL 510-1 (5/05) and Three Month Market Entry Rider NEL-520 (05/05) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 (No. 333-51676) filed on April 27, 2005.

      (x) Guaranteed Minimum Income Benefit Rider -- Living Benefit (Predictor
      Plus) NEL 560-2 (5/05) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 (No. 333-51676) filed on April 27, 2005.

      (xi) Form of Contract Schedule [Bonus, Standard, C, L or P] V-05/01-3 (5/05) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 (No. 333-51676) filed on April 27, 2005.

      (xii) Guaranteed Minimum Accumulation Benefit Rider - Living Benefit NEL-670-1 (11/05) is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 (No. 333-51676) filed on October 20, 2005.

      (xiii) Guaranteed Withdrawal Benefit Rider NEL-690-2 (11/05) is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 (No. 333-51676) filed on October 20, 2005.

      (xiv) Guaranteed Withdrawal Benefit Endorsement NEL-GWB-E (11/05)-E is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 (No. 333-51676) filed on October 20, 2005.

      (xv) Form of Contract Schedule [Bonus, Standard, C, L or P] V-05/01-4 (11/05) is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4 (No. 333-51676) filed on July 26, 2005.

      (xvi) Designated Beneficiary Non-Qualified Annuity Endorsement NEL-NQ-1 (11/05)-I is incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4 (No. 333-51676) filed on September 22, 2005.


      (xvii) Form of Contract Schedule [Bonus, Standard, C, L or P] V-05/01-5 (6/06)(filed herewith)



      (xviii) Lifetime Guaranteed withdrawal Benefit Rider - Living Benefit NEL-690-3(6/06) (filed herewith)


      (5) (i) Form of Application is incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-51676) filed on December 12, 2000.

      (ii) Form of Application (NEA APP-1-02) is incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-51676) filed on April 29, 2002.

      (iii) Form of Application (NEA APP-1-02) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 (No. 333-51676) filed on April 25, 2003.

      (iv) Forms of Variable Annuity Application: NEA APP-6-04 05/04 and NEA APP-NY-04 05/04 is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No. 333-51676) filed on May 19, 2004.

      (v) Form of Application AFS-APP (01/05) 05/05 is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 (No. 333-51676) filed on April 27, 2005.

      (vi) Form of Application AFS-APP (11/05) 05/05 is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4 (No. 333-51676) filed on July 26, 2005.


      (vii) Form of Application AFS-APPC (NEA CPN APP (01/05) (filed herewith)


      (6) (i) Amended and Restated Articles of Organization of Depositor dated August 30, 1996 (effective September 4, 1996) is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 30, 1997.

      (ii) Amended and Restated By-Laws of Depositor are incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No. 033-85442) filed on May 1, 1998.

      (iii) Amendments (dated December 2, 1998) to Amended and Restated Articles of Organization of Depositor are incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 28, 1999.

      (iv) Amended and Restated By-Laws of Depositor (effective March 16,2001) is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 27, 2001.

      (7) Form of Automatic Reinsurance Agreement between New England Life Insurance Company and Exeter Reassurance Company Ltd. Agreement No. , effective April 1, 2001 and dated June 26, 2001 is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 (No. 333-51676) filed on April 25, 2003.

      (8) (i) Form of Participation Agreement among Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and New England Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registration Statement of Metropolitan Series Fund, Inc. on Form N-1A (File No. 2-80751) filed on April 6, 2000.

      (ii) Participation Agreement among Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and New England Life Insurance Company dated May 1, 2000 is incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 (No. 033-85442) filed on January 19, 2001.

      (iii) Participation Agreement among New England Zenith Fund, New England Investment Management, Inc., New England Securities Corporation and New England Life Insurance Company dated May 1, 2000 is incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 (No. 033-85442) filed on January 19, 2001.

      (iv) Fund Participation Agreement among American Funds Insurance Series, Capital Research and Management Company and New England Life Insurance Company dated April 30, 2001, is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (No. 333-51676) filed on May 15, 2001.

      (v) Participation Agreement among Met Life Investors Series Trust, Met Life Investors Advisory Corp., Met Life Investors Distribution Company and New England Life Insurance Company dated May 1, 2001 is incorporated herein by reference to the initial Registration Statement of the New England Variable Life Separate Account on Form S-6 (No. 333-73676) filed on November 19, 2001.

      (vi) Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, Metropolitan Life Insurance Company and New England Life Insurance Company dated July 1, 2004 is incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 (File No. 333-51676) filed on October 20, 2005.


      (vii) Net Worth maintenance Agreement(filed herewith)


                                      III-2

      (9) Opinion and Consent of Marie C. Swift, Esq. (NELICO) is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 (No. 333-51676) filed on April 29, 2004.

      (10) (i) Consent of Deloitte & Touche LLP. (filed herewith)







      (11) None

      (12) None

      (13) Schedules of Computations for Performance Quotations are incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (No. 333-51676) filed on May 15, 2001.

      (14) Powers of Attorney are incorporated herein by reference to the Registration Statement of the New England Variable Life Separate Account, Post-Effective Amendment No. 1, on Form N-6 (File No. 333-73676) filed as Exhibit (r)(i) on December 13, 2002; except for Joseph J. Prochaska, Jr., whose power of attorney was filed with Post-Effective Amendment No. 3 to the Registration Statement of New England Variable Life Separate Account on Form N-6 (File No. 333-103193) filed as Exhibit (r)(iii) on April 14, 2004; Lisa M. Weber, Michael K. Farrell, Hugh C. McHaffie, whose powers of attorney were filed with Post-Effective Amendment No. 8 on Form N-6 (File No. 333-73676) filed as Exhibit (r)(iv) on January 19, 2005, and Leland C. Launer Jr. and Michael J. Vietri, whose powers of attorney were filed with Post-Effective Amendment No. 8 to the Registration Statement on Form N-4 (No. 333-51676) filed as Exhibit 14(v) on July 26, 2005.

ITEM 25 DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL BUSINESS ADDRESS       POSITIONS AND OFFICES WITH DEPOSITOR

Lisa M. Weber(2)                          Chairman, President and Chief Executive Officer

Michael K. Farrell(5)                     Director

Leland C. Launer, Jr.(7)                  Director

Hugh C. McHaffie(1)                       Director and Senior Vice President

Catherine A. Rein(2)                      Director

Michael J. Vietri(6)                      Director

William J. Wheeler(2)                     Director

                                      III-3

Daniel J. Jordan(1)                       Vice President and Secretary

Robert L. Ghegan(3)                       Senior Vice President

Alan C. Leland, Jr.(1)                    Senior Vice President

Joseph J. Prochaska, Jr.(2)               Senior Vice President and Chief Accounting Officer

Anthony J. Williamson(2)                  Senior Vice President and Treasurer (Principal Financial Officer)

(1) New England Financial, 501 Boylston Street, Boston, MA 02116

(2) MetLife, 1 MetLife Plaza, 27-01 Queens Plaza North, Long Island City,
    NY 11101

(3) 287 Columbus Avenue, Boston, MA 02116

(4) One Financial Center, 20th Floor, Boston, MA 02111

(5) 10 Park Avenue, Morristown, NJ 07962

(6) 501 Route 22, Bridgewater, NJ 08807

(7) 177 South Commons Drive, Suite 1A, Aurora, IL 60504

ITEM 26 PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT

The Registrant is a separate account of New England Life Insurance Company under Massachusetts Insurance law. New England Life Insurance Company is a wholly-owned, indirect subsidiary of Metropolitan Life Insurance Company, which is organized under the laws of New York. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. a publicly traded company. The following outline indicates those entities that are controlled by MetLife Inc. or are under the common control of MetLife, Inc. No person is controlled by the Registrant.




                                      III-4

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                            AS OF DECEMBER 31, 2005

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2005. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, (if any)) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

      4.    CitiStreet Retirement Services LLC (NJ)

            a)    CitiStreet Financial Services LLC (NJ)

            b)    CitiStreet Funds Management LLC (NJ)

            c)    CitiStreet Associates LLC (DE)

                  1)    CitiStreet Equities LLC (NJ)

                  2)    CitiStreet Associates of Montana LLC (MT)

                  3)    CitiStreet Associates of Texas, Inc. (TX)

                  4)    CitiStreet Associates of Hawaii LLC (HI)

                  5)    CitiStreet Associates Insurance Agency of
                        Massachusetts LLC (MA)

F. MetLife Pensiones S.A. (Mexico)- 97.4738% is owned by Metlife, Inc. and 2.5262% is owned by Metropolitan Asset Management Corporation.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada, and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A., and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metlife, Inc., 1.27483% is owned by Metropolitan Asset Management Corporation and 0.01976% is owned by Metlife International Holdings, Inc.

      1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. (Mexico) and 0.01% is owned by MetLife Pensiones S.A.

            a) Met1 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

            b) Met2 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

I. MetLife Mexico Servicios, S.A. de C.V. (Mexico)- 98% is owned by MetLife, Inc. and 2% is owned by MetLife International Holdings, Inc.

J.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

K.    MetLife Securities, Inc. (DE)

L.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (DE)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

M.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

N.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

            a)    Texas Life Agency Services, Inc. (TX)

            b)    Texas Life Agency Services of Kansas, Inc. (KS)

      2.    Cova Life Management Company (DE)

O.    MetLife Investors Insurance Company (MO)

      1.    MetLife Investors Insurance Company of California (CA)

P.    First MetLife Investors Insurance Company (NY)

Q.    Walnut Street Securities, Inc. (MO)

      1.    Walnut Street Advisers, Inc. (MO)

R.    Newbury Insurance Company, Limited (BERMUDA)

S.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors USA Insurance Company (DE)

      2.    MetLife Investors Distribution Company (MO)

      3.    Met Investors Advisory, LLC (DE)

      4.    MetLife Investors Financial Agency, Inc. (TX)

T.    MetLife International Holdings, Inc. (DE)

      1.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  (1) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  (2) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      2. MetLife India Insurance Company Private Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.

      3.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.9987% is owned by Metlife International Holdings, Inc. and 0.0013% is owned by Natiloporterm Holdings, Inc.

      4. Metropolitan Life Seguros de Retiro S.A. (Argentina)- 95% is owned by MetLife International Holdings, Inc. and 5% is owned by Natiloportem Holdings, Inc.

      5. Metropolitan Life Seguros de Vida S.A. (Argentina)- 95% is owned by MetLife International Holdings, Inc. and 5% is owned by Natiloportem Holdings, Inc.

            a) Met AFJP S.A. (Argentina)- 95% of the shares of Met AFJP S.A. are owned by Metropolitan Life Seguros de Vida S.A. and 5% of the shares of Met AFJP S.A. are held by Metropolitan Life Seguros de Retiro S.A.

      6.    MetLife Insurance Company of Korea Limited (South Korea)

      7. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 99.999999% is owned by MetLife International Holdings, Inc. and 0.000001% is owned by Natiloportem Holdings, Inc.

      8.    MetLife Global, Inc. (DE)

      9. MetLife Administradora de Fundos Multipatrocinados Ltda (Brazil) - 99.999978% is owned by MetLife International Holdings, Inc. and 0.000022% is owned by Natiloportem Holdings, Inc.

      10.   MetLife Insurance Company Limited (Hong Kong)

      11.   MetLife General Insurance Limited (Australia)

      12.   MetLife Limited (United Kingdom)

      13. MetLife Insurance S.A./NV (Belgium) - 99.9% is owned by MetLife International Holdings, Inc. and 0.1% is owned by third parties.

      14.   MetLife Services Limited (United Kingdom)

      15. Siembra Seguros de Vida S.A. (Argentina) - 95.25% is owned by MetLife International Holdings, Inc. and 4.75% is owned by Natiloportem Holdings, Inc.

      16.   MetLife International Insurance Ltd. (Bermuda)

      17.   MetLife Insurance Limited (Australia)

            a)    MetLife Insurance and Investment Trust (Australia)

      18. Siembra Seguros de Retiro S.A. (Argentina) - 95.25% is owned by MetLife International Holdings, Inc. and 4.75% is owned by; Natiloportem Holdings, Inc.

      19. Best Market S.A. (Argentina) - 95% is owned by MetLife International Holdings, Inc. and 5% is held by Natiloportem Holdings, Inc.

      20. Compania Previsional MetLife S.A. (Argentina) - 99.999978% is owned by MetLife International Holdings, Inc. and 0.000022% is owned by Natiloportem Holdings, Inc.

      21.   MetLife Worldwide Holdings, Inc.

            a)    MetLife Towarzystwo Ubezpieczen na Zycie S.A. (Poland)

            b)    CDMK, Inc. (Korea)

            c)    MetLife Reinsurance (Bermuda) Ltd. (Bermuda)

            d)    MetLife Direct Co., Ltd. (Japan)

            e)    MetLife Vida e Previdencia S.A. (Brazil)

U.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Avenue BTP-D Holdings, LLC (DE)

      2.    334 Madison Avenue BTP-E Holdings, LLC (DE)

      3.    334 Madison Avenue Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 99% of the voting control of Park Twenty Three Investments Company is held by 334 Madison Euro Investments, Inc. and 1% voting control is held by St. James Fleet Investments Two Limited.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 99% of the voting control of Convent Station Euro Investments Four Company is held by Park Twenty Three Investments Company and 1% voting control is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

      4. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      5. One Madison Investments (Cayco) Limited (Cayman Islands)- 89.9% of the voting control of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company and 10.1% voting control is held by Convent Station Euro Investments Four Company.

      6. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      7.    GA Holding Corp. (MA)

      9.    L/C Development Corporation (CA)

      10.   Thorngate, LLC (DE)

      11.   Alternative Fuel I, LLC (DE)

      12.   Transmountain Land & Livestock Company (MT)

      13.   MetPark Funding, Inc. (DE)

      14.   HPZ Assets LLC (DE)

      15.   MetDent, Inc. (DE)

      16.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      17.   Metropolitan Tower Realty Company, Inc. (DE)

      18.   MetLife (India) Private Ltd. (India)

      19.   Metropolitan Marine Way Investments Limited (Canada)

      20.   MetLife Private Equity Holdings, LLC (DE)

      21.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR and 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

      22.   Metropolitan Realty Management, Inc. (DE)

      23.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      24.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

        25.   Bond Trust Account A (MA)

        26.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE)- 90% of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company and 10% General Partnership interest of MetLife Capital Credit L.P. is held by Metropolitan Asset Management Corporation.

            b) MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company and 9.58% Limited Partnership and 16.64% General Partnership interests are held by Metropolitan Asset Management Corporation.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            e) LA Investments, S.A. (Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            f) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and
                  1% of MetLife Latin America Asesorias e Inversiones Limitada.

      27.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

            c)    Omega Reinsurance Corporation (AZ)

      28.   GenAmerica Financial, LLC (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

                  (1)   Paragon Life Insurance Company (MO)

                  (2)   GenAmerica Management Corporation (MO)

                 (3)   Reinsurance Group of America, Incorporated (MO) - (52.8%)

                        (a)   Reinsurance Company of Missouri, Incorporated (MO)

                              (i)   RGA Reinsurance Company (MO)

                                    (A)   Fairfield Management Group, Inc. (MO)

                                          (aa)  Reinsurance Partners, Inc. (MO)

                                          (bb)  Great Rivers Reinsurance
                                                Management, Inc. (MO)

                                          (cc)  RGA (U.K.) Underwriting Agency
                                                Limited (United Kingdom)

                        (b)   RGA Worldwide Reinsurance Company Ltd. (Barbados)

                        (c)   RGA Sigma Reinsurance SPC (Cayman Islands)

                        (d)   RGA Americas Reinsurance Company, Ltd. (Barbados)

                        (e)   RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                              (i) RGA Financial Group, L.L.C. (DE)- 80% of RGA Financial Group, L.L.C. is held by RGA Reinsurance Company (Barbados) Ltd. and 20% of RGA Financial Group, LLC is held by RGA Reinsurance Company

                        (f)   RGA Life Reinsurance Company of Canada (Canada)

                        (g)   RGA International Corporation (Nova Scotia)

                              (i)   RGA Financial Products Limited (Canada)

                        (h)   RGA Holdings Limited (U.K.) (United Kingdom)

                              (i)   RGA UK Services Limited (United Kingdom)

                              (ii)  RGA Capital Limited U.K. (United
                                    Kingdom)

                              (iii) RGA Reinsurance (UK) Limited (United
                                    Kingdom)

                        (i)   RGA South African Holdings (Pty) Ltd. (South
                              Africa)

                              (i) RGA Reinsurance Company of South Africa Limited (South Africa)

                        (j)   RGA Australian Holdings PTY Limited (Australia)

                              (i)   RGA Reinsurance Company of Australia
                                    Limited (Australia)

                              (ii)  RGA Asia Pacific PTY, Limited (Australia)

                        (k) General American Argentina Seguros de Vida, S.A. (Argentina)

                        (l)   RGA Technology Partners, Inc. (MO)

                        (m)   RGA International Reinsurance Company (Ireland)

                        (n)   RGA Capital Trust I

                        (o)   RGA Global Reinsurance, Ltd. (Bermuda)

      29.   Corporate Real Estate Holdings, LLC (DE)

      30. Ten Park SPC (CAYMAN ISLANDS ) - 1% voting control is held by Metropolitan Asset Management Corporation

      31.   MetLife Tower Resources Group, Inc. (DE)

      32.   Headland Development Corporation (CA)

      33.   Headland - Pacific Palisades, LLC (CA)

      34.   Headland Properties Associates (CA)

      35.   Krisman, Inc. (MO)

      36.   Special Multi-Asset Receivables Trust (DE)

      37.   White Oak Royalty Company (OK)

      38.   500 Grant Street GP LLC (DE)

      39. 500 Grant Street Associates Limited Partnership (CT) - 99% is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC

      40.   MetLife Canada/MetVie Canada (Canada)

V.    MetLife Capital Trust II (DE)

W.    MetLife Capital Trust III (DE)

X.    The Travelers Insurance Company (CT)

      1.    190 LaSalle Associates L.L.C. (DE) - 50% is owned by a third party

      2.    440 South LaSalle LLC (DE)

      3. Pilgrim Investments Oakmont Lane, LLC (DE) - 50% is owned by a third party

      4. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 33% is owned by third party

      5. Pilgrim Alternative Investments Opportunity Fund III Associates, LLC (CT) - 33% is owned by third party

      6.    Pilgrim Investments Highland Park, LLC (CO)

      7.    Pilgrim Investments Schaumberg Windy Point, LLC (DE)

      8.    Pilgrim Investments York Road, LLC(DE)

      9.   Euro TI Investments LLC (DE)

      10.   Greenwich Street Investments, LLC (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      11.   Hollow Creek, L.L.C. (CT/NC)

      12. One Financial Place Corporation (DE) - 100% is owned in the aggregate by The Travelers Insurance Company and The Travelers Life and Annuity Company.

            a)    One Financial Place, LP (DE)

      13. One Financial Place Holdings, LLC (DE)-100% is owned in the aggregate by The Travelers Insurace Company and The Travelers Life and Annuity Company.

      14.   Plaza LLC (CT)

            a)    Travelers Asset Management International Company LLC
                  (NY)

            b)    Tower Square Securities, Inc. (CT)

                  1) Tower Square Securities Insurance Agency of Alabama, Inc. (AL)

                  2) Tower Square Securities Insurance Agency of Massachusetts, Inc. (MA)

                  3) Tower Square Securities Insurance Agency of New Mexico, Inc. (NM)

                  4) Tower Square Securities Insurance Agency of Ohio, Inc. (OH) (99%)

                  5)    Tower Square Securities Insurance Agency of
                        Texas, Inc. (TX)

            c)    Travelers Distribution LLC (DE)

            d)    Travelers Investment Advisers, Inc. (DE)

      15.   TIC European Real Estate LP, LLC (DE)

      16.   MetLife European Holdings, Inc. (DE)

      17.   Travelers European Investments LLC (CT)

      18.   Travelers International Investments Ltd. (Cayman Islands)

      19. Tribeca Citigroup Investments Ltd. (Cayman Islands) (68%) - 68% is owned by The Travelers Insurance Company, 4% is owned by The Travelers Life and Annuity Company and 28% is owned by a third party.

            a)    Tribeca Global Convertible Investments Ltd. (Cayman
                  Islands) (83%)

      20.   Trumbull Street Equity Investments LLC (DE)

            a) Tandem EGI/C Investments, L.P. (DE) - The General Partner is Trumbull Street Equity Investments LLC.

      21.   The Travelers Life and Annuity Company (CT)

            a)    Euro TL Investments LLC (DE)

            b)    SSB Private Selections, LLC (DE) (50%)

                  1)    Solomon Smith Barney Private Selection Fund I,
                        LLC (NY)

      22.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  1)    Panther Valley, Inc. (NJ)

      23. TRAL & Co. (DE) - is a general partnership. Its partners are The Travelers Insurance Company and The Travelers Life and Annuity Company.

      24.   Tribeca Distressed Securities LLC (DE)

Y.    The Travelers Life & Annuity Reinsurance Company (SC)

Z.    Citicorp Life Insurance Company (AZ)

      1.    First Citicorp Life Insurance Company (NY)

      2.    Euro CL Investments LLC (DE)

AA.   Trumbull Street Investments LLC (DE)

BB.   MetLife Standby I, LLC (DE)

CC.   MetLife Exchange Trust I

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

2) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

3) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies.

4) New England Life Insurance Company ("NELICO"), owns 100% of the voting stock of Omega Reinsurance Corporation. NELICO does not have a financial interest in this subsidiary.

5) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

                                     III-5

ITEM 27. NUMBER OF CONTRACTOWNERS


     As of February 28, 2006, there were 31,339 owners of tax-qualified contracts and 12,225 owners of non-qualified contracts.


ITEM 28. INDEMNIFICATION

The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy insurance coverage with limits of $400 million under which the Depositor and MetLife Investors Distribution Company, the Registrant's underwriter (the "underwriter"), as well as certain other subsidiaries of MetLife are covered. A provision in MetLife, Inc.'s by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of certain organizations, including the Depositor and the Underwriter.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors and officers or controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by the director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                      III-6

ITEM 29. PRINCIPAL UNDERWRITERS

      (a) New England Securities Corporation also serves as principal underwriter for:

      New England Variable Annuity Fund I
      New England Variable Life Separate Account
      New England Life Retirement Investment Account
      The New England Variable Account


      (b) The directors and officers of the Registrant's principal underwriter, New England Securities Corporation, and their addresses are as follows:


              NAME                               POSITIONS AND OFFICES WITH
                                                   PRINCIPAL UNDERWRITER
Michael K. Farrell(4)                   Director and Chairman of the Board

Craig Markham(5)                        Director and President

William J. Toppeta(2)                   Director

Virgelan E. Aquino(3)                   Vice President

Leonard M. Bakal(2)                     Vice President and Chief Compliance Officer

Richard J. Barquist(2)                  Vice President

Robert Begun(3)                         Vice President

David J. Decker(6)                      Vice President

Johannes Etwaroo(3)                     Vice President-Operations

Charles E. Fuller(3)                    Vice President

Rebecca Chiccino Kovatch(1)             Vice President

Joanne Logue(1)                         Vice President

Jeffrey A. Wilk(3)                      Vice President

Gwenn L. Carr(2)                        Clerk and Secretary

Paul D. Hipworth(3)                     Assistant Vice President and Chief Financial Officer

Anthony J. Williamson(2)                Treasurer

Daniel D. Jordan(1)                     Assistant Secretary and Assistant Clerk


Principal Business Address:


(1)     New England Financial--501 Boylston Street, Boston, MA 02117
(2)     MetLife--One MetLife Plaza, 27-01 Queens Plaza North,
        Long Island City, NY. 11101

(3)     MetLife--485-E US Highway 1 South, 4th Floor, Iselin, NJ 08830

(4)     MetLife--10 Park Avenue, Morristown, NJ 07962

(5)     General American Life Insurance Company--13045 Tesson Ferry Rd.,
                    St. Louis, MO, 63128

(6)     MetLife--485-B Route 1 South, Suite 360,
               Iselin, NJ 08830


      (c)


         (1)                 (2)            (3)          (4)          (5)
                             NET
       NAME OF          UNDERWRITING
      PRINCIPAL         DISCOUNTS AND  COMPENSATION    BROKERAGE
     UNDERWRITER         COMMISSIONS   ON REDEMPTION  COMMISSIONS  COMPENSATION

New England Securities
Corporation              $54,086,585          0           0             0


Commissions are paid by the Company directly to agents who are registered representatives of the principal underwriter, or to broker-dealers that have entered into selling agreements with the principal underwriter with respect to sales of the Contracts.


                                      III-7

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

The following companies will maintain possession of the documents required by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

      (a) Registrant

      (b) State Street Bank & Trust Company 225 Franklin Street Boston, Massachusetts 02110

      (c) New England Securities Corporation 501 Boylston Street Boston, Massachusetts 02116

      (d) New England Life Insurance Company 501 Boylston Street Boston, Massachusetts 02116

ITEM 31. MANAGEMENT SERVICES

      Not applicable

ITEM 32. UNDERTAKINGS

Registrant hereby makes the following undertakings:

      (1) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements contained in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

      (2) To include either (a) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information or (b) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

      (3) To deliver a Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request;

      (4) To offer Contracts to participants in the Texas Optional Retirement program in reliance upon Rule 6c-7 of the Investment Company Act of 1940 and to comply with paragraphs (a)-(d) of that Rule; and

      (5) To comply with and rely upon the Securities and Exchange Commission No-Action letter to The American Council of Life Insurance, dated November 28, 1988, regarding Sections 22(e), 27(c)(1) and 27(d) of the Investment Company Act of 1940.

      New England Life Insurance Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by New England Life Insurance Company.


                                      III-8

                                   SIGNATURES


         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, New England Variable Annuity Separate Account certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Boston, and the Commonwealth of Massachusetts on the 24th day of April 2006.



                                   New England Variable Annuity Separate Account
                                           (Registrant)


                                   By:  New England Life Insurance Company
                                           (Depositor)


                                   By:     /s/ Marie C. Swift
                                       -----------------------------------------
                                           Marie C. Swift, Esq.
                                           Vice President and Counsel


                                     III-9

                                   SIGNATURES


         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, New England Life Insurance Company certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Boston, and the Commonwealth of Massachusetts on the 24th day of April 2006.



                                    New England Life Insurance Company


                                    By:     /s/ Marie C. Swift
                                        ------------------------------
                                            Marie C. Swift, Esq.
                                            Vice President and Counsel



         As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 24, 2006.



                          SIGNATURE                                                    Title


                  *                                             Chairman, President and
------------------------------------                            Chief Executive Officer
Lisa M. Weber


                  *                                             Director
------------------------------------
Michael K. Farrell


                  *                                             Director
------------------------------------
Leland C. Launer Jr.


                  *                                             Director and Senior Vice President
------------------------------------
Hugh C. McHaffie


                  *                                             Senior Vice President and
------------------------------------                            Chief Accounting Officer
Joseph J. Prochaska, Jr.

                                     III-10



                  *                                             Director
------------------------------------
Catherine A. Rein

                  *                                             Director
------------------------------------
Michael J. Vietri


                  *                                             Director
------------------------------------
William J. Wheeler

                                                                Senior Vice President and Treasurer
                  *                                             (Principal Financial Officer)
------------------------------------
Anthony J. Williamson



By: /s/ Michele H. Abate
    --------------------------------
         Michele H. Abate
         Attorney-in-fact
         April 24, 2006




* Executed by Michele H. Abate, Esquire on behalf of those indicated pursuant to powers of attorney filed with Post-Effective Amendment No. 1 to the New England Variable Life Separate Account's Form N-6 Registration Statement, File No. 333-73676, on December 13, 2002; except for Joseph J. Prochaska, Jr., whose power of attorney was filed with Post-Effective Amendment No. 3 to the Registration Statement of New England Variable Life Separate Account on Form N-6, File No. 333-103193, filed as Exhibit (r)(iii) on April 14, 2004; Lisa M.Weber, Michael K. Farrell, Hugh C. McHaffie, whose powers of attorney were filed with Post-Effective Amendment No. 8 on Form N-6 (File No. 333-73676) filed as Exhibit (r)(iv) on January 19, 2005; Leland C. Launer Jr. and Michael J. Vietri, whose powers of attorney were filed with Post-Effective Amendment No. 8 on Form N-4 (File No. 333-51676) filed as Exhibit 14(v) on July 26, 2005.

                                     III-11

                                  Exhibit Index




3(v)              Form of Retail Sales Agreement

4(xvii)           Form of Contract Schedule

4(xviii)          Lifetime Guaranteed Withdrawal Benefit Rider

5(vii)            Form of Annuity Application

8(vii)            Net Worth maintenance Agreement

10(i)             Consent of Deloitte & Touche LLP



                                     III-12